UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-6067

DIMENSIONAL INVESTMENT GROUP INC.

(Exact name of registrant as specified in charter)

6300 Bee Cave Road, Building One, Austin, TX            78746

            (Address of principal executive offices)                (Zip code)

Catherine L. Newell, Esquire, Vice President and Secretary

Dimensional Investment Group Inc.,

6300 Bee Cave Road, Building One, Austin, TX 78746

(Name and address of agent for service)

Registrant’s telephone number, including area code:    512-306-7400

Date of fiscal year end:    October 31

Date of reporting period:    October 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

year ended: October 31, 2010

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DIMENSIONAL EMERGING MARKETS VALUE FUND

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

November 2010

Dear Fellow Shareholder,

In 2011, Dimensional celebrates its thirtieth anniversary. Our growth — from a start-up business working out of my Brooklyn apartment to a global investment firm with offices in six countries — has been greater than we could ever have predicted. We take a lot of pride in what we have been able to accomplish.

The Dimensional business model, at its most basic, is about ideas and the implementation of those ideas. We’ve built Dimensional on a set of ideas that have revolutionized finance over the last fifty years. We work closely with academics like Gene Fama, Ken French, and Robert Merton who have been at the forefront in developing the field of modern finance. This great partnership with leading thinkers has carried us over the last thirty years. It is the principle of comparative advantage at its best. The thinkers work on developing the ideas, and we find the best ways to implement those ideas for our clients.

Working together with academics and our clients, we have helped change the world. It’s great to know that it is still possible to do well by doing good.

Sincerely,

David G. Booth

Chairman and Co-Chief Executive Officer

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ANNUAL REPORT

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This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

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DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DIMENSIONAL EMERGING MARKETS VALUE FUND

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
P.L.C.	Public Limited Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depository Receipts

Investment Footnotes
†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
^	Denominated in local currency or the Euro, unless otherwise noted.
@	Security purchased with cash proceeds from Securities on Loan.
(r)	The adjustable rate shown is effective as of October 31, 2010.
(y)	The rate shown is the effective yield.
(g)	Face Amount denominated in British Pounds.
(e)	Face Amount denominated in Euro.
(u)	Face Amount denominated in United States Dollars.
❖	Security segregated as collateral for the Open Futures Contracts.
§	Affiliated Fund.
##	Par amount of collateral is a part of a pooled collateral facility. Value is indicative of the value allocated to this Fund/Portfolio/Series as a part of this facility.

Financial Highlights
(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
Master Funds.
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

All Statements, Schedules and Notes to Financial Statements
—	Amounts designated as — are either zero or rounded to zero.
RIC	Registered Investment Company
SEC	Securities and Exchange Commission
(a)	Commencement of Operations.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34%. Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell 1000® Growth Index outperformed those represented by the Russell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2010

Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010

Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the U.S.

Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Master-Feeder Structure

Certain portfolios described below, called “Feeder Funds,” do not buy individual securities directly; instead, these portfolios invest in corresponding funds called “Master Funds.” Master Funds, in turn, purchase stocks and/or other securities.

Domestic Equity Portfolios’ Performance Overview

Enhanced U.S. Large Company Portfolio

The Enhanced U.S. Large Company Portfolio seeks to outperform the S&P 500® Index by using an “enhanced cash” strategy. This strategy combines investment in high-grade, short-term fixed income instruments with an overlay of S&P 500® Index futures contracts, swaps, and/or ETFs. For the 12 months ended October 31, 2010, approximately 97% of the overlay instruments consisted of S&P 500® Index futures contracts. ETFs completed the equity exposure for the last month of the fiscal year. The behavior of S&P 500® Index futures contracts and ETFs linked to the S&P 500® Index is determined principally by the performance of the S&P 500® Index.

For the 12 months ended October 31, 2010, the total return was 17.40% for the Portfolio and 16.52% for the S&P 500® Index. Relative to the Index, the Portfolio’s outperformance was primarily due to the fixed income component of the Portfolio exceeding the interest rate embedded in the Portfolio’s S&P 500® futures contracts. The Portfolio’s concentration in government agency and corporate fixed income securities with maturities between one and two years had the most significant contribution to the outperformance. As interest rates declined during the period, these securities generated a positive return, adding to the positive return of the S&P 500® Index.

U.S. Large Cap Value Portfolio

The U.S. Large Cap Value Portfolio seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Master Fund held 211 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2010, total returns were 19.72% for the Portfolio and 15.72% for the Russell 1000® Value Index. Relative to the Index, the Master Fund’s higher concentration in securities with the most prominent value characteristics and composition differences among the Master Fund’s value stocks added approximately 4.2% to the relative performance. Differences in allocation and composition between the Master Fund and the Index across the market capitalization segments contributed to the outperformance, particularly the Master Fund’s smaller allocation to the largest stocks and the composition of those stocks which added approximately 2.9% to the relative performance. The Master Fund’s exclusion of REITs had a negative impact of approximately 0.7%relative to the Index as REITs was the best-performing sector over the period.

U.S. Targeted Value Portfolio

The U.S. Targeted Value Portfolio seeks to capture the returns of U.S. small and mid capitalization value stocks. The investment strategy employed by the U.S. Targeted Value Portfolio is a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small and mid cap value stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 1,526 stocks, and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 27.02% for the Portfolio’s Institutional class shares, 26.93% for the Portfolio’s Class R1 shares, 26.66% for the Portfolio’s Class R2 shares, and 24.43% for the Russell 2000® Value Index. Relative to the Index, the Portfolio’s higher concentration in securities with the most prominent value characteristics contributed to outperformance. The Portfolio’s deep value stocks (52% of the Portfolio compared to 43% of the Index) added approximately 0.8% relative to the Index. Differences in sector composition between the Portfolio and Index also contributed to the performance of the Portfolio over the Index.

U.S. Small Cap Value Portfolio

The U.S. Small Cap Value Portfolio seeks to capture the returns of U.S. small company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company and value stocks. The portfolio does not attempt to closely track a specific index. As of October 31, 2010, the Portfolio held 1,529 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 27.69% for the Portfolio and 24.43% for the Russell 2000® Value Index. Relative to the Index, the Portfolio’s higher concentration in securities with the most prominent value characteristics added approximately 2.5% relative to the Index. The smallest stocks added approximately 1.5% to the Portfolio’s relative performance.

U.S. Core Equity 1 Portfolio

The U.S. Core Equity 1 Portfolio seeks to capture the returns of the total U.S. market universe, with increased exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined, quantitative approach, emphasizing wide diversification and comprehensive exposure to U.S. stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 3,333 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 20.80% for the Portfolio and 18.34% for the Russell 3000® Index. In general, U.S. large cap stocks significantly underperformed U.S. mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks were the primary sources of the Portfolio’s relative outperformance.

U.S. Core Equity 2 Portfolio

The U.S. Core Equity 2 Portfolio seeks to capture the returns of the total U.S. market universe with greater exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio than the U.S. Core Equity 1 Portfolio. The investment strategy employs a disciplined, quantitative approach, emphasizing wide diversification and comprehensive exposure to U.S. stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 3,452 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 21.41% for the Portfolio and 18.34% for the Russell 3000® Index. In general, U.S. large cap stocks significantly underperformed U.S. mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks were the primary sources of the Portfolio’s relative outperformance.

U.S. Vector Equity Portfolio

The U.S. Vector Equity Portfolio seeks to capture the returns of a broadly diversified basket of U.S. stocks with stronger exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio than the U.S. Core Equity 2 Portfolio. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 3,226 stocks and essentially was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 23.65% for the Portfolio and 27.75% for the Russell 2500® Index. In general, U.S. large cap stocks significantly underperformed U.S. mid cap and small cap stocks over the period. The Portfolio’s allocation to large cap stocks was 22% on average, and these stocks were not represented in the Index. The Portfolio’s allocation to large cap stocks was the primary source of the Portfolio’s relative underperformance.

U.S. Small Cap Portfolio

The U.S. Small Cap Portfolio seeks to capture the returns of U.S. small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 2,685 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 28.99% for the Portfolio and 26.57% for the Russell 2000® Index. Relative to the Index, the Portfolio’s outperformance was primarily due to differences in Portfolio composition, which added approximately 2.3% to relative performance. The smallest stocks added approximately 1.0% to the Portfolio’s relative performance.

U.S. Micro Cap Portfolio

The U.S. Micro Cap Portfolio seeks to capture the returns of very small U.S. company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to very small company stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 2,300 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 28.77% for the Portfolio and 26.57% for the Russell 2000® Index. The Portfolio’s allocation to micro cap stocks, on average 41% more than the Index, and the composition of those stocks added approximately 2.0% to the Portfolio’s outperformance.

DFA Real Estate Securities Portfolio

The DFA Real Estate Securities Portfolio is designed to capture the returns of a broadly diversified portfolio of real estate securities (e.g., REITs), but does not attempt to closely track a specific index. As of October 31, 2010, the Portfolio held 106 REITs and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. real estate securities market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 43.21% for the Portfolio, 42.63% for the Dow Jones U.S. Select REIT Index, and 16.52% for the S&P 500® Index. The Portfolio’s greater diversification than the Dow

Jones U.S. Select REIT Index, including a slightly greater allocation to the smallest REITs, contributed to the outperformance. The smallest REITs generally outperformed the broader Index.

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010 was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61%.

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Value Index	6.38%
MSCI World ex USA Growth Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular, against the Japanese yen.

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Gains in emerging markets were higher on average than in developed markets, although results varied widely among the individual emerging markets countries. For the one-year period ended October 31, 2010, returns in US dollars were 23.56% for the MSCI Emerging Markets Index (net dividends) versus 9.61% for the MSCI World ex USA Index (net dividends). As measured by the MSCI indices, emerging markets growth stocks outperformed their value counterparts, while emerging markets small cap stocks outperformed large caps.

12 Months Ended October 31, 2010	U.S. Dollar Return
MSCI Emerging Markets Index	23.56%
MSCI Emerging Markets Small Cap Index	37.02%
MSCI Emerging Markets Value Index	21.96%
MSCI Emerging Markets Growth Index	25.17%

The US dollar (USD) generally depreciated against most major emerging markets currencies during the period, increasing most local country returns when denominated in USD

12 Months Ended October 31, 2010
Ten Largest Emerging Markets by Market Cap	Local Currency Return	U.S. Dollar Return
China	11.14%	11.11%
Brazil	11.67%	14.86%
South Korea	18.52%	24.52%
Taiwan	13.20%	20.23%
India	27.64%	34.93%
South Africa	18.71%	33.55%
Russia	19.19%	13.38%
Mexico	25.55%	33.87%
Malaysia	23.94%	35.93%
Indonesia	41.78%	51.50%

Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Global REIT Market Review

The publicly-traded global REIT market experienced significant levels of volatility during the one-year period ended October 31, 2010. While the market rose from mid-February through late April 2010, it gave back most of those gains in May and early June. The market turned sharply higher in July and rose throughout much of September and October, finshing the period at its highs for the fiscal year.

Over the course of the peirod, there was a wide degree of dispersion in country-level returns within the S&P Global REIT Index. A number of countries, including Canada, the U.S., Hong Kong, Singapore, and South Africa, returned over 40%. On the other hand, REITs in continental Europe and the UK significantly underperformed, as there were persistent concerns over financial conditions in the region. On a sector basis, residential and specialized REITs broadly outperformed the index, while industrial and diversified REITs were relative underperformers.

12 Months Ended October 31, 2010
U.S. Dollar Return
S&P Global ex U.S. REIT Index (net dividends)	16.43%
S&P Global REIT Index (net dividends)	28.81%

Source: Standard Poor’s. Copyright S&P, 2010. All rights reserved.

Master-Feeder Structure

Certain portfolios described below, called “Feeder Funds,” do not buy individual securities directly; instead, these portfolios invest in corresponding funds called “Master Funds.” The Master Funds, in turn, purchase stocks and/or other securities.

International Equity Portfolios’ Performance Overview

Large Cap International Portfolio

The Large Cap International Portfolio seeks to capture the returns of a broadly diversified basket of international large company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to track a specific equity index. As of October 31, 2010, the Portfolio held 1,283 stocks in 23 developed country markets. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the international equity markets, rather than by the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 10.99% for the Portfolio and 9.61% for the MSCI World ex USA Index (net dividends). The majority of the Portfolio’s relative outperformance was attributable to differences in the valuation timing and methodology between the Portfolio and the Index. The Portfolio prices foreign exchange rates at the closing of the U.S. markets, while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets, while the Index uses local market closing prices.

International Core Equity Portfolio

The International Core Equity Portfolio seeks to capture the returns of a broadly diversified basket of international stocks, with increased exposure to smaller company stocks and those with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to track a specific equity index. As of October 31, 2010, the Portfolio held 5,176 stocks in 23 developed country markets. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the international equity markets, rather than by the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 12.48% for the Portfolio and 9.61% for the MSCI World ex USA Index (net dividends). In general, international large cap stocks underperformed international mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks were the primary sources of the Portfolio’s relative outperformance.

International Small Company Portfolio

The International Small Company Portfolio seeks to capture the returns of international small company stocks by purchasing shares of five Master Funds that invest individually in Canada, the United Kingdom, Continental Europe (including Israel and excluding the U.K.), Japan, and Asia Pacific. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Funds collectively held 4,615 stocks in 23 developed country markets. In general, the Portfolio was fully invested in the Master Funds throughout the year. The combined average cash level for the period was less than 1% of the Portfolio’s assets.

Each of the Master Funds has a diversified investment approach. As a result, the Portfolio’s performance was determined principally by broad structural trends in international equity markets, rather than the behavior of a limited number of stocks. Over the period, international small company stocks outperformed international large company stocks. For the 12 months ended October 31, 2010, total returns were 17.61% for the Portfolio and 17.23%

for the MSCI World ex USA Small Cap Index (net dividends). The Portfolio and the Index held a number of securities in common but at different weights due to different methods for defining size and the Portfolio’s exclusion rules. For the one-year period ended October 31, 2010, overall differences generally offset each other with the end result that the Portfolio slightly outperformed the Index.

Japanese Small Company Portfolio

The Japanese Small Company Portfolio seeks to capture the returns of Japanese small company stocks by purchasing shares of a Master Fund that invests in such securities. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 1,333 stocks. In general, the Master Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the Japanese equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 0.33% for the Portfolio and 1.12% for the MSCI Japan Small Cap Index (net dividends). Relative to the Index, the Portfolio’s underperformance was primarily due to its exclusion of REITs, as REITs were the best performing sector.

Asia Pacific Small Company Portfolio

The Asia Pacific Small Company Portfolio seeks to capture the returns of small company stocks in developed Asia Pacific markets, excluding Japan, by purchasing shares of a Master Fund that invests in such securities. The investments strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 1,093 stocks, and assets were allocated mainly among four countries: Australia, Hong Kong, New Zealand, and Singapore. Country allocations generally reflect the approximate weights of individual securities within a universe of Asia Pacific small company stocks constructed by the Advisor. In general, the Master Fund was fully invested in equities during the period. The average cash level for period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in Asia Pacific equity markets rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 28.36% for the Portfolio and 25.77% for the MSCI Pacific ex Japan Small Cap Index (net dividends). The Portfolio’s relative outperformance was primarily attributable to differences in the valuation timing and methodology between the Master Fund and the Index. The Master Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Master Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

United Kingdom Small Company Portfolio

The United Kingdom Small Company Portfolio seeks to capture the returns of U.K. small company stocks by purchasing shares of a Master Fund that invests in such securities. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 375 stocks. In general, the Master Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the U.K. equity market, rather than the behavior of a limited number of stocks. Over the period, U.K. small company stocks outperformed U.K. large company stocks. For the 12 months ended October 31, 2010, total returns were 25.37% for the Portfolio and 21.61% for the MSCI UK Small Cap Index (net dividends). The Master Fund holds a large number of stocks, and in most cases, no single stock will explain a significant amount of the performance difference relative to the Index. However, during the 12-month period ended

October 31, 2010, the Master Fund held two stocks that had a significant positive impact on relative performance. One stock was held at a higher weight than in the Index and the other stock was not present in the Index.

Continental Small Company Portfolio

The Continental Small Company Portfolio seeks to capture the returns of small company stocks in developed markets of Europe (excluding the U.K.) and Israel, by purchasing shares of a Master Fund that invests in such securities. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 1,405 stocks in 15 developed continental European countries and Israel. Country allocations generally reflect the approximate weights of individual securities within a universe of continental European and Israeli small company stocks constructed by the Advisor. In general, the Master Fund was fully invested in equities throughout the year. The average cash level for period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the continental European (excluding the U.K.) and Israeli equity markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 14.85% for the Portfolio and 15.17% for the MSCI Europe ex UK Small Cap Index (net dividends). The Master Fund and the Index held a number of securities in common but at different weights due to different methods for defining size and the Master Fund’s exclusion rules. For the one-year period ended October 31, 2010, overall differences generally offset each other with the end result that the Portfolio slightly underperformed the Index.

DFA International Real Estate Securities Portfolio

The DFA International Real Estate Securities Portfolio is designed to capture the returns of a broadly diversified portfolio of real estate securities in international markets, but does not attempt to track a specific index. As of October 31, 2010, the Portfolio held 194 stocks in 19 developed and emerging market countries. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified approach, performance was determined principally by structural trends in international real estate securities markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 18.96% for the Portfolio, 17.60% for the S&P Global ex US REIT Index (gross dividends), and 16.43% for the S&P Global ex US REIT Index (net dividends). Relative to the Index (net dividends) the vast majority of the Portfolio’s relative outperformance was attributable to differences between the Index’s assumed withholding tax rates and the Portfolio’s actual withholding tax rates and to differences in the valuation timing and methodology between the Portfolio and the Index. The Portfolio prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

DFA Global Real Estate Securities Portfolio

The DFA Global Real Estate Securities Portfolio, a fund of funds, is designed to capture the returns of a broadly diversified portfolio of real estate securities in U.S. and international markets, but does not attempt to track a specific index. As of October 31, 2010, the Portfolio invested in the DFA International Real Estate Securities Portfolio and the DFA Real Estate Securities Portfolio. As of October 31, 2010, the Portfolio held 299 stocks, through its underlying funds, in 20 developed and emerging markets countries. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified approach, performance was principally determined by structural trends in global real estate securities markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 31.38% for the Portfolio, 30.27% for the S&P Global REIT Index (gross dividends), and 28.81% for the S&P Global REIT Index (net dividends). Relative to the Index (net dividends), most of the Portfolio’s relative outperformance was attributable to differences between the Index’s assumed withholding tax rates and the Portfolio’s actual withholding tax rates and, with respect to the Portfolio’s holdings of the DFA International Real Estate Securities Portfolio, to differences in the timing of the pricing of securities and foreign exchange rates between this portfolio and the Index. The DFA International Real Estate Securities Portfolio prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The DFA International Real Estate Securities Portfolio utilizes fair value pricing to price its securities at the closing of the U.S. markets while the Index uses local market closing prices.

DFA International Small Cap Value Portfolio

The DFA International Small Cap Value Portfolio seeks to capture the returns of international small company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company value stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Portfolio held 2,160 stocks in 23 developed countries. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in international equity markets, rather than the behavior of a limited number of stocks. Over the period, international small stocks outperformed international large cap stocks and international value stocks underperformed international growth stocks. For the 12 months ended October 31, 2010, total returns were 10.01% for the Portfolio and 17.23% for the MSCI World ex USA Small Cap Index (net dividends). The primary reason for the Portfolio’s relative underperformance was its significantly greater allocation than the Index to value stocks, which underperformed, and its corresponding lower allocation to growth stocks, which outperformed.

International Vector Equity Portfolio

The International Vector Equity Portfolio seeks to capture the returns of a broadly diversified basket of international stocks, with increased exposure to smaller company stocks and those with value characteristics, as measured by book-to-market ratio, than the International Core Equity Portfolio. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to track a specific equity index. As of October 31, 2010, the Portfolio held 3,820 stocks in 23 developed country markets. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the international equity markets, rather than by the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 13.62% for the Portfolio and 9.61% for the MSCI World ex USA Index (net dividends). In general, international large cap stocks underperformed international mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks were the primary sources of the Portfolio’s relative outperformance.

Emerging Markets Portfolio

The Emerging Markets Portfolio seeks to capture the returns of large cap stocks in selected emerging markets countries by purchasing shares of a Master Fund investing in such securities. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to large cap emerging markets stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 712 stocks in 20 emerging markets countries. In general, the Master Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Master Fund’s assets. The Master Fund’s target country weights were capped at 15% upon purchase by the manager to limit single-country risk exposure.

As a result of the Master Fund’s diversified approach, performance was generally determined by broad structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 26.53% for the Portfolio and 23.56% for the MSCI Emerging Markets Index (net dividends). The Portfolio’s relative outperformance was primarily due to differences in country weight allocations between the Master Fund and the Index. Country weight differences were primarily driven by capping of individual countries to limit single country risk exposure. To a lesser extent, an additional component of the Portfolio’s outperformance was due to differences in valuation timing and methodology between the Master Fund and the Index. The Master Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Master Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

Emerging Markets Small Cap Portfolio

The Emerging Markets Small Cap Portfolio seeks to capture the returns of small company stocks in selected emerging markets by purchasing shares of a Master Fund investing in such securities. The Master Fund’s investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks in selected emerging markets, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 2,691 stocks across 15 emerging markets countries. In general, the Master Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Master Fund’s assets. The Master Fund’s target country weights were capped at 15% upon purchase by the manager to limit single-country risk exposure.

As a result of the Master Fund’s diversified approach, performance was generally determined by structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 41.33% for the Portfolio and 23.56% for the MSCI Emerging Markets Index (net dividends). The Portfolio’s outperformance was primarily due to emerging markets small cap stocks outperforming their large cap counterparts during the period. The Master Fund holds primarily small cap stocks whereas the Index generally holds large cap and mid cap stocks. To a lesser extent, an additional component of the Portfolio’s outperformance was due to differences in valuation timing and methodology between the Master Fund and the Index. The Master Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Master Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

Emerging Markets Value Portfolio

The Emerging Markets Value Portfolio seeks to capture the returns of large and small cap value stocks as measured by book to market ratio in selected emerging markets countries by purchasing shares of the Dimensional Emerging Markets Value Fund (the “Master Fund”), which invests in such securities. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to emerging markets value stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 2,016 stocks across 17 emerging markets countries. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets. The Master Fund’s target country weights were capped at 15% at purchase by the manager to limit single-country risk exposure.

As a result of the Master Fund’s diversified investment approach, performance was generally determined by broad structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 30.04% for the Portfolio’s Institutional Class shares, 29.71% for the Portfolio’s Class R2 shares and 23.56% for the MSCI Emerging Markets Index (net dividends). The Master Fund targets large and small cap value stocks while the Index primarily targets large and mid cap stocks. The Portfolio’s relative outperformance was primarily due to its higher allocation than the Index to small cap value stocks, which outperformed, and a corresponding lower allocation than the Index to large cap stocks which underperformed. To a lesser extent, an additional component of the Portfolio’s outperformance was due to differences in valuation timing and methodology between the Master Fund and the Index. The Master Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Master Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

Emerging Markets Core Equity Portfolio

The Emerging Markets Core Equity Portfolio seeks to capture the returns of a broad universe of emerging markets stocks with increased exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to selected emerging markets countries, but does not attempt to track a specific equity index. As of October 31, 2010, the Portfolio held 3,174 stocks across 20 emerging markets countries. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets. The Portfolio’s target country weights were capped at 15% upon purchase by the manager to limit single-country risk exposure.

As a result of the Portfolio’s diversified approach, performance was generally determined by structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 31.30% for the Portfolio and 23.56% for the MSCI Emerging Markets Index (net dividends). In general, emerging markets large cap stocks significantly underperformed emerging markets mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks had a positive impact on the Portfolio’s relative performance. Composition differences in the Portfolio’s holdings relative to the Index, in particular within regions and sectors, also had a positive impact on the relative performance. To a lesser extent, an additional component of the Portfolio’s outperformance was due to differences in valuation timing and methodology between the Portfolio and the Index. The Portfolio prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets.This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund.You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2010

EXPENSE TABLES

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
Enhanced U.S. Large Company Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,011.60	0.25%	$1.27
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.95	0.25%	$1.28

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
U.S. Large Cap Value Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$974.10	0.27%	$1.34
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.84	0.27%	$1.38

U.S. Targeted Value Portfolio
Actual Fund Return
Class R1 Shares	$1,000.00	$949.40	0.48%	$2.36
Class R2 Shares	$1,000.00	$949.50	0.63%	$3.10
Institutional Class Shares	$1,000.00	$950.40	0.38%	$1.87
Hypothetical 5% Annual Return
Class R1 Shares	$1,000.00	$1,022.79	0.48%	$2.45
Class R2 Shares	$1,000.00	$1,022.03	0.63%	$3.21
Institutional Class Shares	$1,000.00	$1,023.29	0.38%	$1.94

U.S. Small Cap Value Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$948.50	0.51%	$2.50
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.63	0.51%	$2.60

U.S. Core Equity 1 Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$999.90	0.19%	$0.96
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.25	0.19%	$0.97

U.S. Core Equity 2 Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$990.60	0.22%	$1.10
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.10	0.22%	$1.12

U.S. Vector Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$976.80	0.32%	$1.59
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.59	0.32%	$1.63

U.S. Small Cap Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$988.50	0.37%	$1.85
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.34	0.37%	$1.89

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
U.S. Micro Cap Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$990.90	0.51%	$2.56
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.63	0.51%	$2.60

DFA Real Estate Securities Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,063.50	0.32%	$1.66
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.59	0.32%	$1.63

Large Cap International Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,062.80	0.30%	$1.56
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.69	0.30%	$1.53

International Core Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,056.10	0.40%	$2.07
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.19	0.40%	$2.04

International Small Company Portfolio***
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,074.50	0.56%	$2.93
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.38	0.56%	$2.85

Japanese Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$940.40	0.57%	$2.79
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.33	0.57%	$2.91

Asia Pacific Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,133.00	0.64%	$3.44
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.98	0.64%	$3.26

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
United Kingdom Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,148.60	0.60%	$3.25
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.18	0.60%	$3.06

Continental Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,093.40	0.59%	$3.11
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.23	0.59%	$3.01

DFA International Real Estate Securities Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,148.20	0.41%	$2.22
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.14	0.41%	$2.09

DFA Global Real Estate Securities Portfolio***
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,101.10	0.41%	$2.17
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.14	0.41%	$2.09

DFA International Small Cap Value Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,017.50	0.70%	$3.56
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.68	0.70%	$3.57

International Vector Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,055.80	0.55%	$2.85
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.43	0.55%	$2.80

Emerging Markets Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,106.30	0.61%	$3.24
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.13	0.61%	$3.11

Emerging Markets Small Cap Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,180.80	0.79%	$4.34
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.22	0.79%	$4.02

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
Emerging Markets Value Portfolio**
Actual Fund Return
Class R2 Shares	$1,000.00	$1,116.90	0.87%	$4.64
Institutional Class Shares	$1,000.00	$1,119.30	0.62%	$3.31
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,020.82	0.87%	$4.43
Institutional Class Shares	$1,000.00	$1,022.08	0.62%	$3.16

Emerging Markets Core Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,129.20	0.67%	$3.60
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.83	0.67%	$3.41

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

***

The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds’ portion of the expenses of its Master Funds (Affiliated Investment Companies).

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Master Funds’ holdings which reflect the investments by category or country.

FEEDER FUNDS

Affiliated Investment Companies
U.S. Large Cap Value Portfolio	100.0%
Japanese Small Company Portfolio	100.0%
Asia Pacific Small Company Portfolio	100.0%
United Kingdom Small Company Portfolio	100.0%
Continental Small Company Portfolio	100.0%
Emerging Markets Portfolio	100.0%
Emerging Markets Small Cap Portfolio	100.0%
Emerging Markets Value Portfolio	100.0%

FUND OF FUNDS

International Small Company Portfolio	100.0%
DFA Global Real Estate Securities Portfolio	100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

FIXED INCOME PORTFOLIO

Enhanced U.S. Large Company Portfolio
Corporate	19.7%
Government	12.7%
Foreign Corporate	24.0%
Foreign Government	38.0%
Supranational	5.6%

100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

U.S. Targeted Value Portfolio		U.S. Small Cap Value Portfolio		U.S. Core Equity 1 Portfolio
Consumer Discretionary	16.8%	Consumer Discretionary	18.2%	Consumer Discretionary	13.8%
Consumer Staples	3.8%	Consumer Staples	2.8%	Consumer Staples	8.4%
Energy	9.4%	Energy	9.5%	Energy	9.6%
Financials	24.4%	Financials	22.5%	Financials	15.9%
Health Care	7.3%	Health Care	6.2%	Health Care	10.8%
Industrials	15.8%	Industrials	19.1%	Industrials	12.9%
Information Technology	13.8%	Information Technology	14.3%	Information Technology	17.1%
Materials	7.2%	Materials	7.0%	Materials	5.1%
Real Estate Investment Trusts	—	Other	—	Other	—
Telecommunication Services	1.1%	Real Estate Investment Trusts	—	Telecommunication Services	2.8%
Utilities	0.4%	Telecommunication Services	0.3%	Utilities	3.6%

	100.0%	Utilities	0.1%		100.0%

			100.0%

U.S. Core Equity 2 Portfolio		U.S. Vector Equity Portfolio		U.S. Small Cap Portfolio
Consumer Discretionary	14.8%	Consumer Discretionary	15.7%	Consumer Discretionary	17.0%
Consumer Staples	6.8%	Consumer Staples	4.9%	Consumer Staples	3.5%
Energy	10.1%	Energy	9.9%	Energy	5.6%
Financials	18.8%	Financials	24.3%	Financials	13.5%
Health Care	10.0%	Health Care	8.4%	Health Care	11.5%
Industrials	13.9%	Industrials	13.9%	Industrials	18.2%
Information Technology	14.5%	Information Technology	13.2%	Information Technology	21.3%
Materials	5.4%	Materials	5.8%	Materials	5.5%
Other	—	Other	—	Other	—
Telecommunication Services	3.2%	Telecommunication Services	2.5%	Telecommunication Services	1.2%
Utilities	2.5%	Utilities	1.4%	Utilities	2.7%

	100.0%		100.0%		100.0%

U.S. Micro Cap Portfolio		DFA Real Estate Securities Portfolio		Large Cap International Portfolio
Consumer Discretionary	16.0%	Real Estate Investment Trusts	100.0%	Consumer Discretionary	9.8%

Consumer Staples	4.9%		100.0%	Consumer Staples	9.6%
Energy	3.7%			Energy	9.2%
Financials	13.8%			Financials	23.8%
Health Care	13.0%			Health Care	7.8%
Industrials	18.4%			Industrials	12.0%
Information Technology	22.5%			Information Technology	4.9%
Materials	4.6%			Materials	12.0%
Other	—			Other	0.1%
Telecommunication Services	1.3%			Telecommunication Services	5.7%
Utilities	1.8%			Utilities	5.1%

	100.0%				100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

International Core Equity Portfolio		DFA International Real Estate Securities Portfolio		DFA International Small Cap Value Portfolio
Consumer Discretionary	13.8%	Financials	0.1%	Consumer Discretionary	19.5%
Consumer Staples	6.6%	Other	0.1%	Consumer Staples	6.1%
Energy	8.1%	Real Estate Investment Trusts	99.8%	Energy	5.4%

Financials	24.9%		100.0%	Financials	18.9%
Health Care	4.5%			Health Care	2.0%
Industrials	16.7%			Industrials	22.7%
Information Technology	5.5%			Information Technology	4.9%
Materials	13.7%			Materials	19.7%
Other	—			Other	—
Real Estate Investment Trusts	—			Real Estate Investment Trusts	0.1%
Telecommunication Services	3.3%			Telecommunication Services	0.4%
Utilities	2.9%			Utilities	0.3%

	100.0%				100.0%

International Vector Equity Portfolio		Emerging Markets Core Equity Portfolio
Consumer Discretionary	15.7%	Consumer Discretionary	10.1%
Consumer Staples	5.5%	Consumer Staples	7.2%
Energy	6.8%	Energy	11.0%
Financials	23.8%	Financials	23.7%
Health Care	3.8%	Health Care	2.0%
Industrials	18.6%	Industrials	11.5%
Information Technology	6.3%	Information Technology	10.1%
Materials	15.8%	Materials	15.9%
Other	—	Other	—
Real Estate Investment Trusts	—	Real Estate Investment Trusts	—
Telecommunication Services	2.1%	Telecommunication Services	5.1%
Utilities	1.6%	Utilities	3.4%

	100.0%		100.0%

ENHANCED U.S. LARGE COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Face Amount^	Value†
	(000)
BONDS — (74.2%)
AUSTRALIA — (1.9%)
Australia & New Zealand Banking Group, Ltd.
(u) 5.500%, 05/24/11	1,000	$1,023,110
Commonwealth Bank of Australia
(u) 4.750%, 01/27/11	434	437,977
Macquarie Bank, Ltd.
(u) 2.600%, 01/20/12	1,449	1,484,027

TOTAL AUSTRALIA		2,945,114

AUSTRIA — (2.8%)
Asfinag
2.000%, 10/22/12	2,050	2,100,793
Oesterreichische Volksbanken AG
(e) 3.000%, 02/09/12	1,600	2,267,874

TOTAL AUSTRIA		4,368,667

CANADA — (17.3%)
Alberta Capital Finance Authority
5.850%, 06/01/12	2,000	2,095,382
Bank of Nova Scotia Floating Rate Note
(r)(u)0.543%, 03/05/12	4,000	4,010,484
British Columbia, Province of Canada
5.750%, 01/09/12	4,000	4,124,993
Canada Mortgage & Housing Corp.
5.500%, 06/01/12	3,700	3,855,161
Canadian Government Bond
1.250%, 12/01/11	2,300	2,255,845
1.500%, 06/01/12	1,000	982,930
Ontario, Province of Canada
4.400%, 12/02/11	4,200	4,253,699
Royal Bank of Canada
(u) 5.650%, 07/20/11	1,300	1,344,442
(e) 5.750%, 07/25/11	2,000	2,865,665
Royal Bank of Canada Floating Rate Note
(r)(u)0.356%, 01/27/12	100	100,000
Toronto-Dominion Bank (The)
(g) 6.875%, 06/24/11	650	1,075,645

TOTAL CANADA		26,964,246

	Face Amount^	Value†
	(000)
DENMARK — (4.5%)
Denmark Government International Bond
(u) 1.875%, 03/16/12	3,000	$3,058,500
FIH Erhvervsbank A.S.
(u) 2.450%, 08/17/12	3,800	3,906,993

TOTAL DENMARK		6,965,493

FINLAND — (0.3%)
Nordea Bank Finland P.L.C. Floating Rate Note
(r)(u)0.686%, 02/01/12	500	499,876

FRANCE — (6.9%)
Agence Francaise de Developpement
(u) 2.250%, 05/22/12	2,500	2,547,205
Caisse d’Amortissement de la Dette Sociale
(u) 2.250%, 07/06/12	3,500	3,579,384
(u) 5.375%, 07/17/12	500	539,548
Societe Financement de l’Economie Francaise
(e) 3.500%, 11/24/11	1,800	2,574,762
(u) 2.250%, 06/11/12	1,500	1,543,832

TOTAL FRANCE		10,784,731

GERMANY — (7.1%)
IKB Deutsche Industriebank AG
(e) 2.875%, 01/27/12	1,500	2,129,562
Kreditanstalt fuer Wiederaufbau
(g) 4.375%, 03/07/11	600	974,055
(u) 2.250%, 04/16/12	2,500	2,566,265
Landeskreditbank Baden-Wuerttemberg Foerderbank
(u) 2.000%, 10/01/12	1,500	1,533,922
Landwirtschaftliche Rentenbank
(g) 5.250%, 01/18/12	2,315	3,901,240

TOTAL GERMANY		11,105,044

JAPAN — (3.3%)
Development Bank of Japan
(e) 5.625%, 08/02/11	1,500	2,153,846
Japan Finance Corp.
(u) 2.000%, 06/24/11	1,000	1,009,718

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
JAPAN — (Continued)
(u) 1.500%, 07/06/12	2,000	$2,024,040

TOTAL JAPAN		5,187,604

NETHERLANDS — (6.2%)
Bank Nederlandse Gemeenten
(u) 2.250%, 01/17/12	3,000	3,054,792
(g) 5.750%, 03/07/12	521	885,007
Nederlandse Waterschapsbank NV
(u) 2.875%, 06/16/11	4,000	4,058,576
Rabobank Nederland NV
(g) 5.000%, 04/11/11	1,000	1,626,510

TOTAL NETHERLANDS		9,624,885

NORWAY — (2.6%)
Kommunalbanken AS
(u) 3.250%, 06/15/11	4,000	4,066,264

SPAIN — (0.6%)
Instituto de Credito Oficial
(u) 1.875%, 04/15/11	1,000	1,000,548

SUPRANATIONAL
ORGANIZATION
OBLIGATIONS — (4.2%)
Eurofima
(u) 5.125%, 08/02/12	1,000	1,073,269
European Investment Bank
(u) 3.250%, 10/14/11	800	821,726
(u) 4.625%, 03/21/12	3,100	3,276,582
European Union
(e) 3.250%, 12/09/11	1,000	1,430,396

TOTAL SUPRANATIONAL
ORGANIZATION
OBLIGATIONS		6,601,973

SWEDEN — (2.4%)
Kommuninvest I Sverige
(u) 5.375%, 06/15/11	1,000	1,032,186
(u) 5.375%, 07/03/12	2,600	2,798,871

TOTAL SWEDEN		3,831,057

UNITED KINGDOM — (5.0%)
Bank of Scotland P.L.C.
4.625%, 11/04/11	1,800	2,985,498

	Face Amount^	Value†
	(000)
UNITED KINGDOM — (Continued)
Barclays Bank P.L.C. Floating Rate Note
(r)(u)0.556%, 01/14/11	1,000	$999,993
Clydesdale Bank P.L.C.
3.375%, 12/09/11	800	1,316,652
Royal Bank of Scotland P.L.C. (The)
4.125%, 11/14/11	1,500	2,480,442

TOTAL UNITED KINGDOM		7,782,585

UNITED STATES — (9.1%)
Berkshire Hathaway, Inc. Floating Rate Note
(r) 0.591%, 02/10/12	$4,000	3,998,452
General Electric Capital Corp.
6.000%, 06/15/12	800	862,818
General Electric Capital Corp. Floating Rate Note
(r) 0.916%, 02/01/11	2,000	2,002,492
(r) 0.373%, 06/06/11	1,000	1,000,498
JPMorgan Chase & Co.
(g) 3.750%, 12/12/11	1,000	1,649,592
5.375%, 10/01/12	800	865,527
JPMorgan Chase & Co. Floating Rate Note
(r) 1.043%, 06/13/11	1,800	1,808,266
Toyota Motor Credit Corp. Floating Rate Note
(r) 0.390%, 10/04/11	2,000	1,999,980

TOTAL UNITED STATES		14,187,625

TOTAL BONDS		115,915,712

AGENCY OBLIGATIONS — (14.4%)
Federal Home Loan Bank
3.625%, 09/16/11	1,200	1,236,064
1.125%, 05/18/12	2,000	2,023,700
Federal Home Loan Bank Discount Note
(y) ❖ 0.136%, 12/08/10	4,000	3,999,508
Federal Home Loan Mortgage Corporation
1.125%, 07/27/12	2,000	2,026,348
5.500%, 08/20/12	1,000	1,091,639
Federal Home Loan Mortgage Corporation Discount Notes
(y) ❖ 0.180%, 12/08/10	5,000	4,999,385
(y) ❖ 0.185%, 12/14/10	5,000	4,999,285

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Face Amount	Value†		Shares	Value†
	(000)		TEMPORARY CASH INVESTMENTS — (0.5%)
Federal National Mortgage Association			BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	734,050	$734,050

4.375%, 09/15/12	$2,000	$2,147,702

TOTAL AGENCY OBLIGATIONS		22,523,631	TOTAL INVESTMENTS — (100.0%) (Cost $154,182,471)		$156,198,640

COMMERCIAL PAPER — (7.6%)
Eksportfinans ASA
0.280%, 11/05/10	1,000	999,969
National Rural Utilities
0.260%, 12/16/10	2,000	1,999,288
Paccar Financial Corp.
0.260%, 12/10/10	3,700	3,698,817
Statoilhydro ASA
0.190%, 11/01/10	4,500	4,500,000
United Technologies Corp.
0.170%, 11/01/10	600	600,000

TOTAL COMMERCIAL PAPER		11,798,074

	Shares
EXCHANGE-TRADED FUND — (3.3%)
UNITED STATES — (3.3%) SPDR Trust Series I	44,100	5,227,173

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds	—	$115,915,712	—	$115,915,712
Agency Obligations	—	22,523,631	—	22,523,631
Commercial Paper	—	11,798,074	—	11,798,074
Exchange-Traded Fund	$5,227,173	—	—	5,227,173
Temporary Cash Investments	734,050	—	—	734,050
Forward Currency Contracts**	—	(173,351)	—	(173,351)
Futures Contracts**	10,406,650	—	—	10,406,650

TOTAL	$16,367,873	$150,064,066	—	$166,431,939

**	Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

U.S. LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company	$6,922,104,537

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $5,483,228,182)	$6,922,104,537

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$6,922,104,537	—	—	$6,922,104,537

See accompanying Notes to Financial Statements.

U.S. TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (87.6%)
Consumer Discretionary — (14.8%)
#*Gaylord Entertainment Co.	204,517	$6,818,597	0.3%
Jarden Corp.	207,642	6,657,003	0.3%
*Liberty Media Corp. Capital Class A	166,331	9,570,686	0.4%
#*Mohawk Industries, Inc.	141,554	8,116,706	0.3%
#Rent-A-Center, Inc.	265,181	6,666,650	0.3%
#*Saks, Inc.	755,984	8,421,662	0.4%
#*Whirlpool Corp.	88,830	6,735,979	0.3%
Other Securities		327,148,537	14.4%

Total Consumer Discretionary		380,135,820	16.7%

Consumer Staples — (3.3%)
*Constellation Brands, Inc. Class A	389,483	7,684,500	0.4%
*Ralcorp Holdings, Inc.	107,711	6,684,545	0.3%
#*Smithfield Foods, Inc.	419,475	7,026,206	0.3%
Other Securities		64,080,090	2.8%

Total Consumer Staples		85,475,341	3.8%

Energy — (8.2%)
*Complete Production Services, Inc.	332,185	7,783,095	0.3%
#*Exterran Holdings, Inc.	284,147	7,151,980	0.3%
Pioneer Natural Resources Co.	149,975	10,468,255	0.5%
*Plains Exploration & Production Co.	265,602	7,402,328	0.3%
*Rowan Cos., Inc.	228,373	7,513,472	0.3%
*Sunoco, Inc.	212,272	7,953,832	0.4%
*Whiting Petroleum Corp.	72,600	7,291,944	0.3%
Other Securities		156,464,802	6.9%

Total Energy		212,029,708	9.3%

Financials — (21.4%)
*American Capital, Ltd.	1,070,676	7,473,318	0.3%
American Financial Group, Inc.	248,114	7,587,326	0.3%
*Assurant, Inc.	266,924	10,554,175	0.5%
Axis Capital Holdings, Ltd.	226,295	7,696,293	0.4%
#*CNO Financial Group, Inc.	1,229,638	6,689,231	0.3%
Huntington Bancshares, Inc.	1,239,796	7,029,643	0.3%
#*MGIC Investment Corp.	790,073	6,968,444	0.3%
*NASDAQ OMX Group, Inc. (The)	336,903	7,081,701	0.3%
NewAlliance Bancshares, Inc.	537,373	6,926,738	0.3%
#*Old Republic International Corp.	572,695	7,559,574	0.3%
Reinsurance Group of America, Inc.	153,401	7,680,788	0.3%
Transatlantic Holdings, Inc.	140,003	7,364,158	0.3%
Validus Holdings, Ltd.	239,615	6,795,481	0.3%
Webster Financial Corp.	409,887	7,017,265	0.3%
Other Securities		446,116,765	19.7%

Total Financials		550,540,900	24.2%

Health Care — (6.4%)
*Coventry Health Care, Inc.	317,536	7,436,693	0.3%
*HealthSpring, Inc.	272,795	7,962,886	0.3%
*Hologic, Inc.	465,750	7,461,315	0.3%
*King Pharmaceuticals, Inc.	596,470	8,434,086	0.4%
Other Securities		133,194,710	5.9%

Total Health Care		164,489,690	7.2%

Industrials — (13.8%)
*Amerco, Inc.	85,436	7,033,092	0.3%

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
#*Avis Budget Group, Inc.	578,582	$6,717,337	0.3%
*Esterline Technologies Corp.	120,884	7,306,229	0.3%
*Owens Corning, Inc.	282,473	7,638,070	0.3%
#Triumph Group, Inc.	80,276	6,710,271	0.3%
Other Securities		321,395,397	14.2%

Total Industrials		356,800,396	15.7%

Information Technology — (12.1%)
*Arrow Electronics, Inc.	242,217	7,172,045	0.3%
*CACI International, Inc.	144,521	7,243,393	0.4%
*IAC/InterActiveCorp	329,849	9,202,787	0.4%
*Ingram Micro, Inc.	396,212	6,997,104	0.3%
*International Rectifier Corp.	300,671	6,984,587	0.3%
*Tech Data Corp.	261,278	11,232,341	0.5%
Other Securities		263,545,511	11.6%

Total Information Technology		312,377,768	13.8%

Materials — (6.4%)
#*Century Aluminum Co.	556,132	7,518,905	0.3%
*Coeur d’Alene Mines Corp.	329,341	6,787,718	0.3%
#Domtar Corp.	107,587	8,538,104	0.4%
*MeadWestavco Corp.	376,177	9,679,034	0.4%
Other Securities		131,444,297	5.8%

Total Materials		163,968,058	7.2%

Real Estate Investment Trusts — (0.0%)
Other Securities		1,365	0.0%

Telecommunication Services — (0.9%)
Other Securities		24,205,757	1.1%

Utilities — (0.3%)
Other Securities		8,749,744	0.4%

TOTAL COMMON STOCKS		2,258,774,547	99.4%

RIGHTS/WARRANTS — (0.0%)
Other Securities		24,271	0.0%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	8,755,190	8,755,190	0.4%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (12.1%)
§@DFA Short Term Investment Fund	309,281,722	309,281,722	13.6%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $1,449,407 FNMA 3.500%, 10/01/20, valued at $1,516,373) to be repurchased at $1,472,234	$1,472	1,472,206	0.1%

TOTAL SECURITIES LENDING COLLATERAL		310,753,928	13.7%

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $2,378,682,378)	$2,578,307,936	113.5%

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$380,135,820	—	—	$380,135,820
Consumer Staples	85,475,341	—	—	85,475,341
Energy	212,029,708	—	—	212,029,708
Financials	550,540,900	—	—	550,540,900
Health Care	164,489,690	—	—	164,489,690
Industrials	356,800,396	—	—	356,800,396
Information Technology	312,377,768	—	—	312,377,768
Materials	163,968,058	—	—	163,968,058
Real Estate Investment Trusts	1,365	—	—	1,365
Telecommunication Services	24,205,757	—	—	24,205,757
Utilities	8,749,744	—	—	8,749,744
Rights/Warrants	3,280	$20,991	—	24,271
Temporary Cash Investments	8,755,190	—	—	8,755,190
Securities Lending Collateral	—	310,753,928	—	310,753,928

TOTAL	$2,267,533,017	$310,774,919	—	$2,578,307,936

See accompanying Notes to Financial Statements.

U.S. SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.3%)
Consumer Discretionary — (15.1%)
#American Greetings Corp. Class A	1,790,470	$34,681,404	0.5%
#*Cabela’s, Inc.	1,668,902	30,941,443	0.5%
#Dillard’s, Inc.	1,637,833	41,781,120	0.6%
#*Gaylord Entertainment Co.	1,237,351	41,253,282	0.6%
#Regis Corp.	1,509,892	30,877,291	0.5%
#Rent-A-Center, Inc.	1,421,975	35,748,452	0.6%
#*Saks, Inc.	3,665,122	40,829,459	0.6%
#Scholastic Corp.	1,528,917	45,026,606	0.7%
Other Securities		883,267,605	13.5%

Total Consumer Discretionary		1,184,406,662	18.1%

Consumer Staples — (2.3%)
#*Hain Celestial Group, Inc.	1,311,686	32,437,995	0.5%
Other Securities		150,451,307	2.3%

Total Consumer Staples		182,889,302	2.8%

Energy — (7.9%)
#*Bill Barrett Corp.	771,988	29,142,547	0.4%
*Bristow Group, Inc.	988,619	38,338,645	0.6%
*Complete Production Services, Inc.	1,866,574	43,733,829	0.7%
#*Exterran Holdings, Inc.	1,695,768	42,682,481	0.6%
#*Helix Energy Solutions Group, Inc.	2,356,839	29,908,287	0.5%
*SEACOR Holdings, Inc.	362,962	34,390,650	0.5%
Other Securities		399,425,547	6.1%

Total Energy		617,621,986	9.4%

Financials — (18.7%)
#*American Capital, Ltd.	5,159,435	36,012,856	0.5%
#Argo Group International Holdings, Ltd.	904,866	31,389,802	0.5%
#*CNO Financial Group, Inc.	6,668,947	36,279,072	0.6%
#Delphi Financial Group, Inc. Class A	1,223,115	33,109,723	0.5%
Infinity Property & Casualty Corp.	561,746	29,070,356	0.4%
#*MBIA, Inc.	3,747,338	42,007,659	0.6%
#Montpelier Re Holdings, Ltd.	1,843,926	33,780,724	0.5%
#NewAlliance Bancshares, Inc.	3,319,504	42,788,407	0.7%
#*PHH Corp.	1,726,823	33,275,879	0.5%
Provident Financial Services, Inc.	2,445,306	30,908,668	0.5%
Selective Insurance Group, Inc.	1,870,559	31,649,858	0.5%
Unitrin, Inc.	1,271,106	30,887,876	0.5%
#Webster Financial Corp.	1,883,421	32,244,168	0.5%
Other Securities		1,023,500,270	15.6%

Total Financials		1,466,905,318	22.4%

Health Care — (5.2%)
#Cooper Cos., Inc.	785,704	38,766,635	0.6%
#*LifePoint Hospitals, Inc.	1,678,385	56,930,819	0.9%
#*Viropharma, Inc.	1,764,650	28,869,674	0.4%
Other Securities		282,285,388	4.3%

Total Health Care		406,852,516	6.2%

Industrials — (15.9%)
#*Alaska Air Group, Inc.	578,278	30,533,078	0.5%
#Alexander & Baldwin, Inc.	1,120,063	38,563,769	0.6%
#Applied Industrial Technologies, Inc.	1,145,140	34,823,707	0.5%
#*Avis Budget Group, Inc.	2,674,250	31,048,042	0.5%
*Esterline Technologies Corp.	1,023,870	61,882,703	1.0%

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
#GATX Corp.	1,408,389	$44,589,596	0.7%
Seaboard Corp.	18,999	35,225,096	0.5%
#Trinity Industries, Inc.	1,827,519	41,539,507	0.6%
#Triumph Group, Inc.	370,549	30,974,191	0.5%
Other Securities		893,979,601	13.6%

Total Industrials		1,243,159,290	19.0%

Information Technology — (12.0%)
#*Benchmark Electronics, Inc.	2,751,881	45,213,405	0.7%
*Coherent, Inc.	922,025	38,688,169	0.6%
#*Convergys Corp.	2,539,149	28,743,167	0.4%
*Fairchild Semiconductor International, Inc.	3,188,035	35,929,154	0.5%
*MKS Instruments, Inc.	1,795,829	37,083,869	0.6%
*Skyworks Solutions, Inc.	1,385,062	31,731,770	0.5%
#*Vishay Intertechnology, Inc.	3,162,160	35,732,408	0.5%
Other Securities		681,581,848	10.4%

Total Information Technology		934,703,790	14.2%

Materials — (5.9%)
#*Coeur d’Alene Mines Corp.	1,885,714	38,864,566	0.6%
#*PolyOne Corp.	2,698,136	34,859,917	0.5%
#Westlake Chemical Corp.	1,654,024	52,862,607	0.8%
Other Securities		332,640,018	5.1%

Total Materials		459,227,108	7.0%

Other — (0.0%)
Other Securities		6,633	0.0%

Real Estate Investment Trusts — (0.0%)
Other Securities		3,209	0.0%

Telecommunication Services — (0.2%)
Other Securities		17,633,165	0.3%

Utilities — (0.1%)
Other Securities		8,839,028	0.1%

TOTAL COMMON STOCKS		6,522,248,007	99.5%

RIGHTS/WARRANTS — (0.1%)
Other Securities		3,401,796	0.0%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	25,558,555	25,558,555	0.4%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (16.3%)
§@DFA Short Term Investment Fund	1,268,888,448	1,268,888,448	19.4%

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $7,611,177 FNMA 3.500%, 10/01/20, valued at $7,962,830) to be repurchased at $7,731,051	$7,731	$7,730,903	0.1%

TOTAL SECURITIES LENDING COLLATERAL		1,276,619,351	19.5%

TOTAL INVESTMENTS — (100.0%) (Cost $7,677,469,004)		$7,827,827,709	119.4%

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,184,406,662	—	—	$1,184,406,662
Consumer Staples	182,889,302	—	—	182,889,302
Energy	617,621,986	—	—	617,621,986
Financials	1,466,905,318	—	—	1,466,905,318
Health Care	406,115,618	$736,898	—	406,852,516
Industrials	1,243,159,290	—	—	1,243,159,290
Information Technology	934,703,790	—	—	934,703,790
Materials	459,227,108	—	—	459,227,108
Other	—	6,633	—	6,633
Real Estate Investment Trusts	3,209	—	—	3,209
Telecommunication Services	17,633,165	—	—	17,633,165
Utilities	8,839,028	—	—	8,839,028
Rights/Warrants	27,367	3,374,429	—	3,401,796
Temporary Cash Investments	25,558,555	—	—	25,558,555
Securities Lending Collateral	—	1,276,619,351	—	1,276,619,351

TOTAL	$6,547,090,398	$1,280,737,311	—	$7,827,827,709

See accompanying Notes to Financial Statements.

U.S. CORE EQUITY 1 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (90.3%)
Consumer Discretionary — (12.5%)
*Amazon.com, Inc.	55,780	$9,211,509	0.3%
*Comcast Corp. Class A	417,209	8,586,161	0.3%
*DIRECTV Class A	220,510	9,583,365	0.3%
#*Las Vegas Sands Corp.	176,285	8,087,956	0.3%
*McDonald’s Corp.	138,676	10,784,833	0.4%
*Time Warner, Inc.	220,816	7,178,728	0.3%
Walt Disney Co. (The)	356,203	12,862,490	0.4%
Other Securities		333,494,859	11.5%

Total Consumer Discretionary		399,789,901	13.8%

Consumer Staples — (7.6%)
Coca-Cola Co. (The)	279,300	17,126,676	0.6%
*CVS Caremark Corp.	273,950	8,251,374	0.3%
Kraft Foods, Inc.	328,406	10,597,662	0.4%
*PepsiCo, Inc.	223,192	14,574,438	0.5%
Philip Morris International, Inc.	255,696	14,958,216	0.5%
*Procter & Gamble Co. (The)	373,178	23,722,925	0.8%
*Wal-Mart Stores, Inc.	499,081	27,035,218	0.9%
Other Securities		126,341,381	4.4%

Total Consumer Staples		242,607,890	8.4%

Energy — (8.6%)
*Apache Corp.	67,655	6,834,508	0.3%
*Chevron Corp.	383,192	31,655,491	1.1%
*ConocoPhillips	284,161	16,879,163	0.6%
*Exxon Mobil Corp.	580,228	38,567,755	1.3%
Occidental Petroleum Corp.	108,874	8,560,763	0.3%
*Schlumberger, Ltd.	204,389	14,284,747	0.5%
Other Securities		159,468,862	5.5%

Total Energy		276,251,289	9.6%

Financials — (14.4%)
*American Express Co.	170,473	7,067,811	0.3%
*Bank of America Corp.	1,763,982	20,179,954	0.7%
*Berkshire Hathaway, Inc.	103,135	8,205,421	0.3%
*Citigroup, Inc.	3,746,359	15,622,317	0.5%
*Goldman Sachs Group, Inc. (The)	94,871	15,269,487	0.5%
*JPMorgan Chase & Co.	800,949	30,139,711	1.0%
U.S. Bancorp	332,743	8,045,726	0.3%
*Wells Fargo & Co.	948,438	24,735,263	0.9%
Other Securities		331,025,321	11.4%

Total Financials		460,291,011	15.9%

Health Care — (9.7%)
*Abbott Laboratories	193,928	9,952,385	0.3%
*Amgen, Inc.	134,636	7,699,833	0.3%
*Johnson & Johnson	341,549	21,746,425	0.8%
Merck & Co., Inc.	447,113	16,221,260	0.6%
*Pfizer, Inc.	1,354,471	23,567,795	0.8%
UnitedHealth Group, Inc.	220,401	7,945,456	0.3%
Other Securities		224,074,770	7.7%

Total Health Care		311,207,924	10.8%

Industrials — (11.6%)
*3M Co.	90,402	7,613,656	0.3%
General Electric Co.	2,071,642	33,187,705	1.1%

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
*Union Pacific Corp.	97,021	$8,506,801	0.3%
*United Parcel Service, Inc.	106,196	7,151,239	0.2%
*United Technologies Corp.	110,065	8,229,560	0.3%
Other Securities		306,633,204	10.6%

Total Industrials		371,322,165	12.8%

Information Technology — (15.4%)
*Apple, Inc.	115,795	34,839,242	1.2%
*Cisco Sytems, Inc.	718,867	16,411,734	0.6%
*Google, Inc.	30,334	18,594,439	0.6%
Hewlett-Packard Co.	291,252	12,250,059	0.4%
*Intel Corp.	835,086	16,760,176	0.6%
*International Business Machines Corp.	179,066	25,713,878	0.9%
*Microsoft Corp.	1,056,293	28,139,646	1.0%
*Oracle Corp.	595,998	17,522,341	0.6%
*QUALCOMM, Inc.	206,260	9,308,514	0.3%
Other Securities		313,542,834	10.8%

Total Information Technology		493,082,863	17.0%

Materials — (4.6%)
Other Securities		148,561,083	5.1%

Other — (0.0%)
Other Securities		—	0.0%

Telecommunication Services — (2.6%)
*AT&T, Inc.	1,184,233	33,750,640	1.2%
*Verizon Communications, Inc.	551,929	17,921,135	0.6%
Other Securities		30,177,431	1.0%

Total Telecommunication Services		81,849,206	2.8%

Utilities — (3.3%)
Other Securities		104,762,133	3.6%

TOTAL COMMON STOCKS		2,889,725,465	99.8%

RIGHTS/WARRANTS — (0.0%)
Other Securities		117,771	0.0%

TEMPORARY CASH INVESTMENTS — (0.4%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	12,290,881	12,290,881	0.4%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (9.3%)
§@DFA Short Term Investment Fund	297,544,923	297,544,923	10.3%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $1,394,404 FNMA 3.500%, 10/01/20, valued at $1,458,829) to be repurchased at $1,416,365	$1,416	1,416,338	0.0%

TOTAL SECURITIES LENDING COLLATERAL		298,961,261	10.3%

TOTAL INVESTMENTS — (100.0%) (Cost $3,023,843,096)		$3,201,095,378	110.5%

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$399,789,901	—	—	$399,789,901
Consumer Staples	242,607,890	—	—	242,607,890
Energy	276,251,289	—	—	276,251,289
Financials	460,291,011	—	—	460,291,011
Health Care	311,181,347	$26,577	—	311,207,924
Industrials	371,322,165	—	—	371,322,165
Information Technology	493,082,863	—	—	493,082,863
Materials	148,561,083	—	—	148,561,083
Other	—	—	—	—
Telecommunication Services	81,849,206	—	—	81,849,206
Utilities	104,762,133	—	—	104,762,133
Rights/Warrants	77,961	39,810	—	117,771
Temporary Cash Investments	12,290,881	—	—	12,290,881
Securities Lending Collateral	—	298,961,261	—	298,961,261

TOTAL	$2,902,067,730	$299,027,648	—	$3,201,095,378

See accompanying Notes to Financial Statements.

U.S. CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (89.6%)
Consumer Discretionary — (13.3%)
*Carnival Corp.	264,200	$11,405,514	0.2%
*Comcast Corp. Class A	904,003	18,604,382	0.4%
#*Las Vegas Sands Corp.	255,567	11,725,414	0.2%
*Lowe’s Cos., Inc.	606,612	12,939,034	0.3%
*Time Warner, Inc.	505,637	16,438,259	0.3%
Walt Disney Co. (The)	796,924	28,776,926	0.6%
Other Securities		639,482,590	12.8%

Total Consumer Discretionary		739,372,119	14.8%

Consumer Staples — (6.1%)
*CVS Caremark Corp.	598,385	18,023,356	0.3%
Kraft Foods, Inc.	727,689	23,482,524	0.5%
*PepsiCo, Inc.	187,890	12,269,217	0.2%
*Procter & Gamble Co. (The)	601,231	38,220,255	0.8%
*Wal-Mart Stores, Inc.	488,942	26,485,988	0.5%
Other Securities		218,107,947	4.4%

Total Consumer Staples		336,589,287	6.7%

Energy — (9.0%)
*Anadarko Petroleum Corp.	217,215	13,373,928	0.3%
*Apache Corp.	148,901	15,041,979	0.3%
*Chevron Corp.	812,565	67,125,995	1.4%
*ConocoPhillips	621,821	36,936,167	0.7%
Devon Energy Corp.	175,348	11,401,127	0.2%
*Exxon Mobil Corp.	696,027	46,264,915	0.9%
Occidental Petroleum Corp.	169,128	13,298,535	0.3%
*Schlumberger, Ltd.	239,531	16,740,822	0.3%
Other Securities		280,941,549	5.6%

Total Energy		501,125,017	10.0%

Financials — (16.9%)
*Bank of America Corp.	4,072,969	46,594,765	0.9%
*Bank of New York Mellon Corp. (The)	500,557	12,543,958	0.3%
*Citigroup, Inc.	4,374,919	18,243,412	0.4%
*Goldman Sachs Group, Inc. (The)	206,417	33,222,816	0.7%
*JPMorgan Chase & Co.	1,758,487	66,171,866	1.3%
*MetLife, Inc.	377,097	15,208,322	0.3%
*Morgan Stanley	560,059	13,928,667	0.3%
*PNC Financial Services Group, Inc.	230,384	12,417,698	0.2%
Travelers Cos., Inc. (The)	240,418	13,271,074	0.3%
U.S. Bancorp	650,207	15,722,005	0.3%
*Wells Fargo & Co.	2,251,097	58,708,610	1.2%
Other Securities		630,477,892	12.6%

Total Financials		936,511,085	18.8%

Health Care — (8.9%)
*Johnson & Johnson	312,579	19,901,905	0.4%
Merck & Co., Inc.	518,887	18,825,220	0.4%
*Pfizer, Inc.	2,383,245	41,468,463	0.8%
UnitedHealth Group, Inc.	491,713	17,726,254	0.3%
*WellPoint, Inc.	211,328	11,483,564	0.2%
Other Securities		387,121,797	7.8%

Total Health Care		496,527,203	9.9%

Industrials — (12.5%)
FedEx Corp.	133,279	11,691,234	0.3%

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
General Electric Co.	4,451,556	$71,313,927	1.4%
*Union Pacific Corp.	215,752	18,917,135	0.4%
Other Securities		590,031,866	11.8%

Total Industrials		691,954,162	13.9%

Information Technology — (13.0%)
*Apple, Inc.	73,982	22,258,964	0.4%
*Cisco Sytems, Inc.	644,418	14,712,063	0.3%
*Corning, Inc.	657,240	12,014,347	0.2%
*Google, Inc.	21,286	13,048,105	0.3%
Hewlett-Packard Co.	462,271	19,443,118	0.4%
*Intel Corp.	1,078,333	21,642,143	0.4%
*International Business Machines Corp.	92,663	13,306,407	0.3%
*Microsoft Corp.	730,054	19,448,639	0.4%
*Oracle Corp.	457,669	13,455,469	0.3%
Other Securities		574,882,008	11.5%

Total Information Technology		724,211,263	14.5%

Materials — (4.8%)
Dow Chemical Co. (The)	440,886	13,592,515	0.3%
Other Securities		253,873,693	5.1%

Total Materials		267,466,208	5.4%

Other — (0.0%)
Other Securities		—	0.0%

Telecommunication Services — (2.9%)
*AT&T, Inc.	2,480,137	70,683,904	1.4%
*Verizon Communications, Inc.	1,203,470	39,076,671	0.8%
Other Securities		50,508,774	1.0%

Total Telecommunication Services		160,269,349	3.2%

Utilities — (2.2%)
Other Securities		123,441,800	2.5%

TOTAL COMMON STOCKS		4,977,467,493	99.7%

RIGHTS/WARRANTS — (0.0%)
Other Securities		286,332	0.0%

TEMPORARY CASH INVESTMENTS — (0.4%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	22,248,086	22,248,086	0.5%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (10.0%)
§@DFA Short Term Investment Fund	555,577,546	555,577,546	11.1%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $2,603,638 FNMA 3.500%, 10/01/20, valued at $2,723,932) to be repurchased at $2,644,645	$2,645	2,644,594	0.1%

TOTAL SECURITIES LENDING COLLATERAL		558,222,140	11.2%

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $5,452,268,054)	$5,558,224,051	111.4%

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$739,372,119	—	—	$739,372,119
Consumer Staples	336,589,287	—	—	336,589,287
Energy	501,125,017	—	—	501,125,017
Financials	936,511,085	—	—	936,511,085
Health Care	496,455,584	$71,619	—	496,527,203
Industrials	691,954,162	—	—	691,954,162
Information Technology	724,211,263	—	—	724,211,263
Materials	267,466,208	—	—	267,466,208
Other	—	—	—	—
Telecommunication Services	160,269,349	—	—	160,269,349
Utilities	123,441,800	—	—	123,441,800
Rights/Warrants	93,586	192,746	—	286,332
Temporary Cash Investments	22,248,086	—	—	22,248,086
Securities Lending Collateral	—	558,222,140	—	558,222,140

TOTAL	$4,999,737,546	$558,486,505	—	$5,558,224,051

See accompanying Notes to Financial Statements.

U.S. VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (88.9%)
Consumer Discretionary — (13.9%)
CBS Corp. Class B	210,809	$3,568,996	0.2%
*Comcast Corp. Class A	298,194	6,136,833	0.4%
*Liberty Media Corp. Capital Class A	92,738	5,336,145	0.3%
*Liberty Media Corp. Interactive Class A	272,051	4,015,473	0.3%
#*Royal Caribbean Cruises, Ltd.	98,862	3,909,003	0.3%
*Time Warner Cable, Inc.	58,725	3,398,416	0.2%
*Time Warner, Inc.	198,927	6,467,117	0.4%
*TRW Automotive Holdings Corp.	67,909	3,102,762	0.2%
Walt Disney Co. (The)	123,724	4,467,674	0.3%
Other Securities		202,995,940	13.0%

Total Consumer Discretionary		243,398,359	15.6%

Consumer Staples — (4.4%)
*CVS Caremark Corp.	122,606	3,692,893	0.2%
Kraft Foods, Inc.	126,206	4,072,668	0.3%
*Procter & Gamble Co. (The)	88,050	5,597,338	0.4%
Other Securities		62,874,305	4.0%

Total Consumer Staples		76,237,204	4.9%

Energy — (8.8%)
*Anadarko Petroleum Corp.	62,467	3,846,093	0.2%
*Chevron Corp.	90,436	7,470,918	0.5%
*ConocoPhillips	197,546	11,734,232	0.8%
*Exxon Mobil Corp.	160,805	10,688,708	0.7%
*Marathon Oil Corp.	94,908	3,375,878	0.2%
Pioneer Natural Resources Co.	54,700	3,818,060	0.2%
Other Securities		112,156,169	7.2%

Total Energy		153,090,058	9.8%

Financials — (21.5%)
American Financial Group, Inc.	129,237	3,952,067	0.3%
*Bank of America Corp.	1,228,804	14,057,518	0.9%
*Bank of New York Mellon Corp. (The)	140,071	3,510,179	0.2%
*Citigroup, Inc.	1,106,727	4,615,052	0.3%
#*CNA Financial Corp.	129,608	3,592,734	0.2%
Fifth Third Bancorp	366,564	4,604,044	0.3%
*Goldman Sachs Group, Inc. (The)	33,688	5,422,084	0.4%
*JPMorgan Chase & Co.	539,281	20,293,144	1.3%
*KeyCorp	405,203	3,318,613	0.2%
*Lincoln National Corp.	151,070	3,698,194	0.2%
#*M&T Bank Corp.	50,301	3,760,000	0.2%
*MetLife, Inc.	106,708	4,303,534	0.3%
*Morgan Stanley	152,390	3,789,939	0.3%
NYSE Euronext, Inc.	116,858	3,580,529	0.2%
#*Principal Financial Group, Inc.	146,833	3,940,998	0.3%
Regions Financial Corp.	574,455	3,619,066	0.2%
Travelers Cos., Inc. (The)	73,100	4,035,120	0.3%
*Unum Group	203,475	4,561,910	0.3%
*Wells Fargo & Co.	359,913	9,386,531	0.6%
Other Securities		268,550,262	17.2%

Total Financials		376,591,518	24.2%

Health Care — (7.5%)
*King Pharmaceuticals, Inc.	239,100	3,380,874	0.2%
*Pfizer, Inc.	368,206	6,406,784	0.4%
*WellPoint, Inc.	62,400	3,390,816	0.2%

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Health Care — (Continued)
Other Securities		$117,901,388	7.6%

Total Health Care		131,079,862	8.4%

Industrials — (12.4%)
General Electric Co.	601,020	9,628,340	0.6%
Timken Co.	88,398	3,661,445	0.3%
*Union Pacific Corp.	38,880	3,408,998	0.2%
Other Securities		199,891,678	12.8%

Total Industrials		216,590,461	13.9%

Information Technology — (11.8%)
*IAC/InterActiveCorp.	143,788	4,011,685	0.3%
*Intel Corp.	176,424	3,540,830	0.2%
*Sandisk Corp.	90,011	3,382,613	0.2%
Other Securities		194,533,354	12.5%

Total Information Technology		205,468,482	13.2%

Materials — (5.1%)
*International Paper Co.	129,026	3,261,777	0.2%
*MeadWestavco Corp.	151,161	3,889,373	0.2%
Other Securities		82,127,578	5.3%

Total Materials		89,278,728	5.7%

Other — (0.0%)
Other Securities		—	0.0%

Telecommunication Services — (2.2%)
*AT&T, Inc.	631,080	17,985,780	1.1%
*Verizon Communications, Inc.	194,288	6,308,531	0.4%
Other Securities		15,124,874	1.0%

Total Telecommunication Services		39,419,185	2.5%

Utilities — (1.3%)
Other Securities		22,328,035	1.5%

TOTAL COMMON STOCKS		1,553,481,892	99.7%

RIGHTS/WARRANTS — (0.0%)
Other Securities		140,705	0.0%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	5,593,179	5,593,179	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (10.8%)
§@DFA Short Term Investment Fund	187,245,739	187,245,739	12.0%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $877,502 FNMA 3.500%, 10/01/20, valued at $918,045) to be repurchased at $891,322	$891	891,305	0.1%

TOTAL SECURITIES LENDING COLLATERAL		188,137,044	12.1%

TOTAL INVESTMENTS — (100.0%)
(Cost $1,718,900,258)		$1,747,352,820	112.1%

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$243,398,359	—	—	$243,398,359
Consumer Staples	76,237,204	—	—	76,237,204
Energy	153,090,058	—	—	153,090,058
Financials	376,591,518	—	—	376,591,518
Health Care	131,055,850	$24,012	—	131,079,862
Industrials	216,590,461	—	—	216,590,461
Information Technology	205,468,482	—	—	205,468,482
Materials	89,278,728	—	—	89,278,728
Other	—	—	—	—
Telecommunication Services	39,419,185	—	—	39,419,185
Utilities	22,328,035	—	—	22,328,035
Rights/Warrants	25,439	115,266	—	140,705
Temporary Cash Investments	5,593,179	—	—	5,593,179
Securities Lending Collateral	—	188,137,044	—	188,137,044

TOTAL	$1,559,076,498	$188,276,322	—	$1,747,352,820

See accompanying Notes to Financial Statements.

U.S. SMALL CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (79.5%)
Consumer Discretionary — (13.6%)
#*Cheesecake Factory, Inc.	184,932	$5,385,220	0.1%
#*Coinstar, Inc.	104,716	6,029,547	0.2%
*Dana Holding Corp.	407,323	5,763,620	0.2%
*Deckers Outdoor Corp.	107,700	6,257,370	0.2%
#*Gymboree Corp.	85,748	5,578,765	0.2%
#*Pier 1 Imports, Inc.	682,993	5,928,379	0.2%
#Polaris Industries, Inc.	124,600	8,857,814	0.3%
#*Sally Beauty Holdings, Inc.	492,283	5,991,084	0.2%
#*Tenneco, Inc.	167,225	5,454,880	0.1%
*Ulta Salon Cosmetics & Fragrance, Inc.	169,958	5,216,011	0.1%
*WABCO Holdings, Inc.	140,934	6,542,156	0.2%
Other Securities		508,486,043	15.0%

Total Consumer Discretionary		575,490,889	17.0%

Consumer Staples — (2.8%)
#Casey’s General Stores, Inc.	137,677	5,708,088	0.2%
#Nu Skin Enterprises, Inc. Class A	180,500	5,523,300	0.1%
Other Securities		107,336,334	3.2%

Total Consumer Staples		118,567,722	3.5%

Energy — (4.5%)
#CARBO Ceramics, Inc.	66,655	5,583,689	0.2%
*Complete Production Services, Inc.	233,321	5,466,711	0.1%
#*Mariner Energy, Inc.	254,423	6,340,221	0.2%
#RPC, Inc.	277,500	6,107,775	0.2%
Other Securities		166,187,732	4.9%

Total Energy		189,686,128	5.6%

Financials — (10.7%)
*American Capital, Ltd.	882,842	6,162,237	0.2%
CapitalSource, Inc.	871,013	5,321,889	0.1%
*Investors Bancorp, Inc.	464,275	5,571,300	0.2%
#*MBIA, Inc.	553,569	6,205,508	0.2%
Other Securities		431,333,815	12.7%

Total Financials		454,594,749	13.4%

Health Care — (9.1%)
#*AMERIGROUP Corp.	133,000	5,550,090	0.2%
*HealthSpring, Inc.	182,857	5,337,596	0.2%
#Hill-Rom Holdings, Inc.	144,017	5,580,659	0.2%
*HMS Holdings Corp.	87,139	5,237,925	0.1%
#*Incyte Corp.	315,283	5,252,615	0.1%
Other Securities		360,579,098	10.6%

Total Health Care		387,537,983	11.4%

Industrials — (14.5%)
*Alaska Air Group, Inc.	111,907	5,908,690	0.2%
#Con-way, Inc.	161,251	5,322,896	0.2%
*Esterline Technologies Corp.	87,108	5,264,808	0.1%
#*GEO Group, Inc. (The)	205,915	5,281,720	0.1%
#*JetBlue Airways Corp.	758,521	5,294,477	0.2%
#*US Airways Group, Inc.	468,000	5,517,720	0.2%
UTi Worldwide, Inc.	293,686	5,644,645	0.2%
Other Securities		577,964,125	17.0%

Total Industrials		616,199,081	18.2%

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Information Technology — (16.9%)
*Acme Packet, Inc.	161,675	$6,394,246	0.2%
#Adtran, Inc.	210,232	6,784,187	0.2%
#*Aruba Networks, Inc.	263,829	5,780,493	0.2%
*Hypercom Corp.	918,056	5,471,614	0.2%
*International Rectifier Corp.	225,033	5,227,517	0.2%
*Loral Space & Communications, Inc.	128,378	7,141,668	0.2%
#Plantronics, Inc.	144,900	5,199,012	0.1%
*Quest Software, Inc.	296,730	7,765,424	0.2%
*RF Micro Devices, Inc.	1,055,523	7,694,763	0.2%
*Riverbed Technology, Inc.	146,971	8,456,711	0.2%
#Syntel, Inc.	108,782	5,315,089	0.2%
*TIBCO Software, Inc.	474,473	9,119,371	0.3%
#*VeriFone Systems, Inc.	226,455	7,660,973	0.2%
*Zebra Technologies Corp. Class A	150,051	5,368,825	0.2%
Other Securities		624,265,806	18.4%

Total Information Technology		717,645,699	21.2%

Materials — (4.4%)
*Allied Nevada Gold Corp.	215,616	5,321,403	0.2%
*Coeur d’Alene Mines Corp.	254,520	5,245,657	0.1%
Other Securities		174,977,855	5.2%

Total Materials		185,544,915	5.5%

Other — (0.0%)
Other Securities		454	0.0%

Telecommunication Services — (0.9%)
*Syniverse Holdings, Inc.	208,017	6,342,438	0.2%
Other Securities		32,767,726	0.9%

Total Telecommunication Services		39,110,164	1.1%

Utilities — (2.1%)
Other Securities		89,996,539	2.6%

TOTAL COMMON STOCKS		3,374,374,323	99.5%

RIGHTS/WARRANTS — (0.0%)
Other Securities		919,321	0.0%

TEMPORARY CASH INVESTMENTS — (0.5%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	22,578,102	22,578,102	0.7%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (20.0%)
§@DFA Short Term Investment Fund	842,198,656	842,198,656	24.8%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $3,946,848 FNMA 3.500%, 10/01/20, valued at $4,129,201) to be repurchased at $4,009,010	$4,009	4,008,933	0.1%

TOTAL SECURITIES LENDING COLLATERAL		846,207,589	24.9%

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $3,762,762,465)	$4,244,079,335	125.1%

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$575,490,889	—	—	$575,490,889
Consumer Staples	118,567,722	—	—	118,567,722
Energy	189,686,128	—	—	189,686,128
Financials	454,594,749	—	—	454,594,749
Health Care	387,389,840	$148,143	—	387,537,983
Industrials	616,199,081	—	—	616,199,081
Information Technology	717,645,699	—	—	717,645,699
Materials	185,544,915	—	—	185,544,915
Other	—	454	—	454
Telecommunication Services	39,110,164	—	—	39,110,164
Utilities	89,996,539	—	—	89,996,539
Rights/Warrants	34,946	884,375	—	919,321
Temporary Cash Investments	22,578,102	—	—	22,578,102
Securities Lending Collateral	—	846,207,589	—	846,207,589

TOTAL	$3,396,838,774	$847,240,561	—	$4,244,079,335

See accompanying Notes to Financial Statements.

U.S. MICRO CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (87.4%)
Consumer Discretionary — (14.0%)
#*BJ’s Restaurants, Inc.	218,820	$7,253,883	0.2%
#*Buffalo Wild Wings, Inc.	149,089	7,011,656	0.2%
Cato Corp. Class A	251,022	6,639,532	0.2%
#Monro Muffler Brake, Inc.	180,713	8,627,239	0.3%
#*Pier 1 Imports, Inc.	759,929	6,596,184	0.2%
*Pinnacle Entertainment, Inc.	540,950	6,924,160	0.2%
#*Steven Madden, Ltd.	269,303	11,391,517	0.4%
*Valassis Communications, Inc.	353,966	11,680,878	0.4%
Other Securities		441,743,230	13.9%

Total Consumer Discretionary		507,868,279	16.0%

Consumer Staples — (4.2%)
Andersons, Inc. (The)	164,550	6,478,334	0.2%
J & J Snack Foods Corp.	180,997	7,759,341	0.2%
PriceSmart, Inc.	296,100	8,684,613	0.3%
#*USANA Health Sciences, Inc.	155,615	6,834,611	0.2%
Other Securities		123,784,622	3.9%

Total Consumer Staples		153,541,521	4.8%

Energy — (3.2%)
*Clayton Williams Energy, Inc.	110,880	6,621,754	0.2%
Other Securities		110,929,112	3.5%

Total Energy		117,550,866	3.7%

Financials — (12.1%)
#FBL Financial Group, Inc. Class A	289,468	7,572,483	0.2%
*First Cash Financial Services, Inc.	294,883	8,572,249	0.3%
Horace Mann Educators Corp.	424,387	7,931,793	0.3%
Infinity Property & Casualty Corp.	144,873	7,497,178	0.2%
#*Portfolio Recovery Associates, Inc.	97,409	6,531,273	0.2%
#*World Acceptance Corp.	156,911	6,770,710	0.2%
Other Securities		392,306,020	12.4%

Total Financials		437,181,706	13.8%

Health Care — (11.4%)
Invacare Corp.	248,109	6,698,943	0.2%
*Neogen Corp.	203,656	6,806,184	0.2%
*NxStage Medical, Inc.	335,606	6,765,817	0.2%
Other Securities		390,859,989	12.3%

Total Health Care		411,130,933	12.9%

Industrials — (16.1%)
*Acacia Technologies Group	355,785	9,470,997	0.3%
American Science & Engineering, Inc.	87,246	7,184,708	0.2%
#Badger Meter, Inc.	155,222	6,446,370	0.2%
*GeoEye, Inc.	145,416	6,437,566	0.2%
#Raven Industries, Inc.	178,996	7,360,316	0.2%
Tredegar Industries, Inc.	334,848	6,459,218	0.2%
#*United Rentals, Inc.	353,280	6,638,131	0.2%
Other Securities		532,880,622	16.8%

Total Industrials		582,877,928	18.3%

Information Technology — (19.7%)
*Acme Packet, Inc.	171,574	6,785,752	0.2%
*Cabot Microelectronics Corp.	230,045	8,886,638	0.3%
#*DTS, Inc.	171,283	6,817,063	0.2%

U.S. MICRO CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Information Technology — (Continued)
*Forrester Research, Inc.	223,549	$7,392,765	0.2%
iGATE Corp.	521,424	10,657,907	0.3%
#*IPG Photonics Corp.	458,850	10,324,125	0.3%
#*L-1 Identity Solutions, Inc.	785,607	9,262,307	0.3%
#*Littlefuse, Inc.	200,242	8,496,268	0.3%
#*Loral Space & Communications, Inc.	161,771	8,999,321	0.3%
*Manhattan Associates, Inc.	238,948	7,354,819	0.2%
*NetScout Systems, Inc.	317,575	7,453,485	0.2%
*RightNow Technologies, Inc.	299,706	7,828,321	0.3%
*ScanSource, Inc.	236,107	7,069,044	0.2%
#*STEC, Inc.	446,325	6,962,670	0.2%
#*Tyler Technologies, Inc.	364,519	7,439,833	0.2%
#*Ultimate Software Group, Inc.	215,449	8,915,280	0.3%
#*Universal Display Corp.	307,402	7,697,346	0.3%
Other Securities		574,946,376	18.1%

Total Information Technology		713,289,320	22.4%

Materials — (4.0%)
#AMCOL International Corp.	263,102	7,298,449	0.2%
Arch Chemicals, Inc.	218,955	7,775,092	0.3%
Balchem Corp.	235,675	7,202,228	0.2%
Other Securities		121,780,006	3.8%

Total Materials		144,055,775	4.5%

Other — (0.0%)
Other Securities		2,444	0.0%

Telecommunication Services — (1.1%)
Other Securities		39,764,550	1.3%

Utilities — (1.6%)
MGE Energy, Inc.	196,967	7,987,012	0.3%
Other Securities		49,028,252	1.5%

Total Utilities		57,015,264	1.8%

TOTAL COMMON STOCKS		3,164,278,586	99.5%

RIGHTS/WARRANTS — (0.0%)
Other Securities		601,947	0.0%

TEMPORARY CASH INVESTMENTS — (0.4%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	14,738,317	14,738,317	0.5%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (12.2%)
§@DFA Short Term Investment Fund	438,511,577	438,511,577	13.8%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $2,055,024 FNMA 3.500%, 10/01/20, valued at $2,149,971) to be repurchased at $2,087,390	$2,087	2,087,350	0.1%

TOTAL SECURITIES LENDING COLLATERAL		440,598,927	13.9%

U.S. MICRO CAP PORTFOLIO

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $3,315,884,886)	$3,620,217,777	113.9%

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$507,868,279	—	—	$507,868,279
Consumer Staples	153,541,521	—	—	153,541,521
Energy	117,550,866	—	—	117,550,866
Financials	437,181,706	—	—	437,181,706
Health Care	410,905,037	$225,896	—	411,130,933
Industrials	582,877,928	—	—	582,877,928
Information Technology	713,289,320	—	—	713,289,320
Materials	144,055,775	—	—	144,055,775
Other	—	2,444	—	2,444
Telecommunication Services	39,764,550	—	—	39,764,550
Utilities	57,015,264	—	—	57,015,264
Rights/Warrants	4,633	597,314	—	601,947
Temporary Cash Investments	14,738,317	—	—	14,738,317
Securities Lending Collateral	—	440,598,927	—	440,598,927

TOTAL	$3,178,793,196	$441,424,581	—	$3,620,217,777

See accompanying Notes to Financial Statements.

DFA REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (79.8%)
Health Care — (0.0%)
Other Securities		$61,722	0.0%

Real Estate Investment Trusts — (79.8%)
#Alexander’s, Inc.	52,368	19,681,989	0.7%
#Alexandria Real Estate Equities, Inc.	430,728	31,649,893	1.2%
#AMB Property Corp.	1,426,481	40,212,499	1.5%
#American Campus Communites, Inc.	508,865	16,095,400	0.6%
*Apartment Investment & Management Co. Class A	1,095,380	25,533,308	0.9%
#AvalonBay Communities, Inc.	778,009	82,710,137	3.1%
#BioMed Realty Trust, Inc.	1,011,329	18,557,887	0.7%
#Boston Properties, Inc.	1,306,800	112,633,092	4.2%
#BRE Properties, Inc. Class A	551,733	23,685,898	0.9%
#Camden Property Trust	619,003	30,696,359	1.1%
#CBL & Associates Properties, Inc.	1,297,756	20,348,814	0.8%
#Corporate Office Properties Trust	553,900	19,657,911	0.7%
#Developers Diversified Realty Corp.	1,945,090	25,091,661	0.9%
#Digital Realty Trust, Inc.	747,547	44,650,982	1.7%
#Douglas Emmett, Inc.	1,098,938	19,714,948	0.7%
Duke Realty Corp.	2,141,360	26,702,759	1.0%
#Entertainment Properties Trust	398,314	18,414,056	0.7%
Equity Lifestyle Properties, Inc.	286,964	16,333,991	0.6%
#Equity Residential	2,648,356	128,789,552	4.8%
#Essex Property Trust, Inc.	276,971	31,286,644	1.2%
#Federal Realty Investment Trust	576,715	47,279,096	1.8%
#*HCP, Inc.	2,801,005	100,864,190	3.8%
#*Health Care REIT, Inc.	1,166,673	59,616,990	2.2%
#Highwood Properties, Inc.	672,970	22,295,496	0.8%
#Home Properties, Inc.	335,680	18,277,776	0.7%
#Hospitality Properties Trust	1,160,767	26,477,095	1.0%
#Host Marriott Corp.	6,147,086	97,677,197	3.6%
#*Kimco Realty Corp.	3,798,124	65,441,677	2.4%
#Lasalle Hotel Properties	623,626	14,773,700	0.5%
#Liberty Property Trust	1,060,279	35,476,935	1.3%
Macerich Co. (The)	1,044,035	46,574,401	1.7%
Mack-Cali Realty Corp.	742,584	24,935,971	0.9%
Mid-America Apartment Communities, Inc.	279,319	17,046,839	0.6%
#National Retail Properties, Inc.	783,449	21,231,468	0.8%
Nationwide Health Properties, Inc.	1,102,624	45,020,138	1.7%
Omega Healthcare Investors, Inc.	836,312	19,235,176	0.7%
#*ProLogis	4,462,298	60,910,368	2.3%
#Public Storage REIT	1,438,672	142,745,036	5.3%
#Realty Income Corp.	982,058	33,664,948	1.3%
#Regency Centers Corp.	768,887	32,431,654	1.2%
Senior Housing Properties Trust	1,197,532	28,609,039	1.1%
#*Simon Property Group, Inc.	2,740,392	263,132,440	9.8%
#SL Green Realty Corp.	732,883	48,165,071	1.8%
#Tanger Factory Outlet Centers, Inc.	380,398	18,228,672	0.7%
#Taubman Centers, Inc.	513,047	23,815,642	0.9%
UDR, Inc.	1,491,932	33,538,631	1.2%
#Ventas, Inc.	1,474,528	78,975,720	2.9%
#*Vornado Realty Trust	1,636,540	143,017,231	5.3%
#Washington REIT	570,992	18,288,874	0.7%
#Weingarten Realty Investors	1,129,891	27,264,270	1.0%
Other Securities		317,354,761	11.8%

Total Real Estate Investment Trusts		2,684,814,282	99.8%

TOTAL COMMON STOCKS		2,684,876,004	99.8%

DFA REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
TEMPORARY CASH INVESTMENTS — (0.1%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	2,684,740	$2,684,740	0.1%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (20.1%)
§@DFA Short Term Investment Fund	673,752,172	673,752,172	25.1%
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $3,157,447 FNMA 3.500%, 10/01/20, valued at $3,303,328) to be repurchased at $3,207,175	$3,207	3,207,114	0.1%

TOTAL SECURITIES LENDING COLLATERAL		676,959,286	25.2%

TOTAL INVESTMENTS — (100.0%) (Cost $2,919,766,520)		$3,364,520,030	125.1%

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Health Care	$61,722	—	—	$61,722
Real Estate Investment Trusts	2,684,814,282	—	—	2,684,814,282
Temporary Cash Investments	2,684,740	—	—	2,684,740
Securities Lending Collateral	—	$676,959,286	—	676,959,286

TOTAL	$2,687,560,744	$676,959,286	—	$3,364,520,030

See accompanying Notes to Financial Statements.

LARGE CAP INTERNATIONAL PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (84.8%)
AUSTRALIA — (6.4%)
Australia & New Zealand Banking Group, Ltd.	360,926	$8,805,393	0.5%
BHP Billiton, Ltd.	297,885	12,308,952	0.8%
#BHP Billiton, Ltd. Sponsored ADR	85,300	7,044,927	0.4%
Commonwealth Bank of Australia NL	209,218	10,057,768	0.6%
National Australia Bank, Ltd.	299,123	7,486,542	0.5%
Rio Tinto, Ltd.	85,083	6,924,239	0.4%
#Westpac Banking Corp.	311,382	6,933,514	0.4%
Other Securities		62,373,700	3.9%

TOTAL AUSTRALIA		121,935,035	7.5%

AUSTRIA — (0.2%)
Other Securities		4,496,574	0.3%

BELGIUM — (0.7%)
Other Securities		13,763,735	0.9%

CANADA — (8.2%)
Bank of Nova Scotia	143,627	7,698,880	0.5%
Barrick Gold Corp.	134,300	6,468,101	0.4%
#Royal Bank of Canada	197,437	10,529,070	0.7%
#Suncor Energy, Inc.	218,807	7,011,092	0.4%
#Toronto Dominion Bank	123,084	8,864,124	0.5%
Other Securities		114,226,471	7.1%

TOTAL CANADA		154,797,738	9.6%

DENMARK — (0.9%)
Other Securities		16,628,023	1.0%

FINLAND — (0.8%)
Other Securities		15,956,153	1.0%

FRANCE — (7.7%)
BNP Paribas SA	132,074	9,660,674	0.6%
GDF Suez SA	171,224	6,841,628	0.4%
Sanofi-Aventis SA	94,781	6,640,547	0.4%
Total SA	162,315	8,835,490	0.6%
#Total SA Sponsored ADR	137,800	7,507,344	0.5%
Other Securities		105,832,214	6.5%

TOTAL FRANCE		145,317,897	9.0%

GERMANY — (6.1%)
BASF SE	116,835	8,524,536	0.5%
*Daimler AG	128,352	8,481,943	0.5%
Deutsche Bank AG	125,817	7,282,288	0.5%
E.ON AG	200,538	6,288,090	0.4%
#Siemens AG Sponsored ADR	67,650	7,733,072	0.5%
Other Securities		77,748,453	4.8%

TOTAL GERMANY		116,058,382	7.2%

GREECE — (0.2%)
Other Securities		3,758,613	0.2%

HONG KONG — (2.0%)
Other Securities		37,457,138	2.3%

IRELAND — (0.2%)
Other Securities		2,934,464	0.2%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
ISRAEL — (0.6%)
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	126,954	$6,588,913	0.4%
Other Securities		4,281,818	0.3%

TOTAL ISRAEL		10,870,731	0.7%

ITALY — (2.2%)
Other Securities		42,464,095	2.6%

JAPAN — (16.7%)
Mitsubishi UFJ Financial Group, Inc. ADR	1,455,897	6,784,480	0.4%
Toyota Motor Corp.	228,700	8,100,615	0.5%
Other Securities		301,828,055	18.7%

TOTAL JAPAN		316,713,150	19.6%

NETHERLANDS — (2.3%)
Unilever NV	218,517	6,489,351	0.4%
Other Securities		37,175,256	2.3%

TOTAL NETHERLANDS		43,664,607	2.7%

NEW ZEALAND — (0.1%)
Other Securities		1,490,718	0.1%

NORWAY — (0.9%)
Other Securities		16,306,929	1.0%

PORTUGAL — (0.2%)
Other Securities		4,251,531	0.3%

SINGAPORE — (1.3%)
Other Securities		24,228,772	1.5%

SPAIN — (3.0%)
#Banco Bilbao Vizcaya Argentaria SA Sponsored ADR	491,102	6,457,991	0.4%
#Banco Santander SA Sponsored ADR	853,568	10,934,206	0.7%
#Telefonica SA Sponsored ADR	135,963	11,032,038	0.7%
Other Securities		28,301,195	1.7%

TOTAL SPAIN		56,725,430	3.5%

SWEDEN — (2.2%)
Other Securities		42,437,882	2.6%

SWITZERLAND — (5.9%)
Nestle SA	471,890	25,847,536	1.6%
Novartis AG	151,030	8,751,091	0.5%
#*Novartis AG ADR	141,600	8,205,720	0.5%
#Roche Holding AG Genusschein	97,207	14,275,254	0.9%
#*UBS AG	478,710	8,132,107	0.5%
Other Securities		46,782,377	2.9%

TOTAL SWITZERLAND		111,994,085	6.9%

UNITED KINGDOM — (16.0%)
Anglo American P.L.C.	186,195	8,675,422	0.5%
AstraZeneca P.L.C.	123,555	6,215,085	0.4%
BG Group P.L.C.	348,779	6,789,416	0.4%
BHP Billiton P.L.C. ADR	89,700	6,350,760	0.4%
#*BP P.L.C. Sponsored ADR	196,119	8,007,539	0.5%
British American Tobacco P.L.C.	232,362	8,852,178	0.5%
GlaxoSmithKline P.L.C.	478,323	9,340,518	0.6%
HSBC Holdings P.L.C.	1,180,768	12,289,079	0.8%
#HSBC Holdings P.L.C. Sponsored ADR	234,056	12,196,658	0.7%
Rio Tinto P.L.C.	140,777	9,143,554	0.6%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
#Royal Dutch Shell P.L.C. ADR	344,141	$22,135,149	1.4%
Royal Dutch Shell P.L.C. Series B	195,121	6,244,225	0.4%
Standard Chartered P.L.C.	259,989	7,520,185	0.5%
Tesco P.L.C.	1,059,552	7,251,211	0.4%
Vodafone Group P.L.C.	3,189,133	8,717,874	0.5%
Vodafone Group P.L.C. Sponsored ADR	384,600	10,580,346	0.7%
Other Securities		152,293,978	9.4%

TOTAL UNITED KINGDOM		302,603,177	18.7%

TOTAL COMMON STOCKS		1,606,854,859	99.4%

PREFERRED STOCKS — (0.1%)
GERMANY — (0.0%)
Other Securities		1,067,033	0.1%

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
Other Securities		33	0.0%

BELGIUM — (0.0%)
Other Securities		4	0.0%

UNITED KINGDOM — (0.0%)
Other Securities		940,877	0.1%

TOTAL RIGHTS/WARRANTS		940,914	0.1%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $585,000 FHLMC 5.00%, 10/15/19, valued at $661,781) to be repurchased at $647,010	$647	647,000	0.0%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (15.1%)
§@DFA Short Term Investment Fund	282,774,040	282,774,040	17.5%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $2,553,855)## to be repurchased at $2,503,825	$2,504	2,503,779	0.1%

TOTAL SECURITIES LENDING COLLATERAL		285,277,819	17.6%

TOTAL INVESTMENTS — (100.0%) (Cost $1,669,476,129)		$1,894,787,625	117.2%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$9,171,654	$112,763,381	—	$121,935,035
Austria	73,080	4,423,494	—	4,496,574
Belgium	2,138,712	11,625,023	—	13,763,735
Canada	154,797,738	—	—	154,797,738
Denmark	2,780,449	13,847,574	—	16,628,023
Finland	2,660,444	13,295,709	—	15,956,153
France	16,049,842	129,268,055	—	145,317,897
Germany	27,409,378	88,649,004	—	116,058,382
Greece	398,221	3,360,392	—	3,758,613
Hong Kong	618	37,456,520	—	37,457,138
Ireland	1,196,219	1,738,245	—	2,934,464
Israel	6,854,316	4,016,415	—	10,870,731
Italy	5,849,445	36,614,650	—	42,464,095
Japan	34,598,078	282,115,072	—	316,713,150
Netherlands	4,592,088	39,072,519	—	43,664,607
New Zealand	—	1,490,718	—	1,490,718
Norway	1,065,326	15,241,603	—	16,306,929
Portugal	292,320	3,959,211	—	4,251,531
Singapore	29,038	24,199,734	—	24,228,772
Spain	30,603,438	26,121,992	—	56,725,430
Sweden	702,015	41,735,867	—	42,437,882
Switzerland	16,303,487	95,690,598	—	111,994,085
United Kingdom	95,595,475	207,007,702	—	302,603,177
Preferred Stocks
Germany	—	1,067,033	—	1,067,033
Rights/Warrants
Austria	—	33	—	33
Belgium	4	—	—	4
United Kingdom	—	940,877	—	940,877
Temporary Cash Investments	—	647,000	—	647,000
Securities Lending Collateral	—	285,277,819	—	285,277,819

TOTAL	$413,161,385	$1,481,626,240	—	$1,894,787,625

See accompanying Notes to Financial Statements.

INTERNATIONAL CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.2%)
AUSTRALIA — (5.8%)
Australia & New Zealand Banking Group, Ltd.	658,301	$16,060,353	0.3%
Commonwealth Bank of Australia NL	254,892	12,253,461	0.3%
National Australia Bank, Ltd.	526,770	13,184,161	0.3%
Wesfarmers, Ltd.	361,256	11,754,042	0.2%
Other Securities		278,536,710	5.7%

TOTAL AUSTRALIA		331,788,727	6.8%

AUSTRIA — (0.5%)
Other Securities		28,018,523	0.6%

BELGIUM — (1.0%)
Other Securities		54,855,611	1.1%

CANADA — (8.9%)
#Bank of Montreal	202,373	11,951,099	0.2%
Suncor Energy, Inc.	402,417	12,894,389	0.3%
Teck Resources, Ltd. Class B	337,587	15,093,604	0.3%
#Toronto Dominion Bank	235,160	16,935,486	0.4%
Other Securities		447,414,758	9.2%

TOTAL CANADA		504,289,336	10.4%

DENMARK — (0.8%)
Other Securities		48,333,458	1.0%

FINLAND — (1.4%)
Other Securities		81,547,312	1.7%

FRANCE — (7.2%)
BNP Paribas SA	331,407	24,241,068	0.5%
GDF Suez SA	425,977	17,020,838	0.3%
*Sanofi-Aventis SA ADR	530,172	18,614,339	0.4%
Schneider Electric SA	88,768	12,612,315	0.3%
Societe Generale Paris SA	219,316	13,151,265	0.3%
#Total SA Sponsored ADR	338,384	18,435,160	0.4%
Vivendi SA	419,021	11,973,602	0.2%
Other Securities		290,774,088	6.0%

TOTAL FRANCE		406,822,675	8.4%

GERMANY — (5.4%)
#Allianz SE Sponsored ADR	984,886	12,340,622	0.2%
*Daimler AG	266,387	17,603,773	0.4%
Deutsche Bank AG	242,074	13,944,899	0.3%
Munchener Rueckversicherungs-Gesellschaft AG	80,131	12,524,534	0.2%
#Siemens AG Sponsored ADR	125,474	14,342,933	0.3%
Other Securities		236,474,016	4.9%

TOTAL GERMANY		307,230,777	6.3%

GREECE — (0.5%)
Other Securities		29,400,700	0.6%

HONG KONG — (2.2%)
Other Securities		123,798,216	2.5%

IRELAND — (0.5%)
Other Securities		27,024,342	0.5%

ISRAEL — (0.8%)
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	368,163	19,107,660	0.4%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
ISRAEL — (Continued)
Other Securities		$25,886,858	0.5%

TOTAL ISRAEL		44,994,518	0.9%

ITALY — (2.3%)
UniCredit SpA	5,518,028	14,385,868	0.3%
Other Securities		115,484,360	2.4%

TOTAL ITALY		129,870,228	2.7%

JAPAN — (16.2%)
#Honda Motor Co., Ltd. Sponsored ADR	409,732	14,762,644	0.3%
Mitsubishi UFJ Financial Group, Inc.	2,706,300	12,559,949	0.3%
Sumitomo Mitsui Financial Group, Inc.	484,058	14,448,040	0.3%
#*Toyota Motor Corp. Sponsored ADR	312,041	22,098,744	0.4%
Other Securities		853,802,115	17.5%

TOTAL JAPAN		917,671,492	18.8%

NETHERLANDS — (2.3%)
#*ING Groep NV Sponsored ADR	1,565,969	16,881,146	0.3%
Other Securities		114,912,653	2.4%

TOTAL NETHERLANDS		131,793,799	2.7%

NEW ZEALAND — (0.2%)
Other Securities		12,018,251	0.2%

NORWAY — (1.0%)
Other Securities		54,269,344	1.1%

PORTUGAL — (0.3%)
Other Securities		19,359,124	0.4%

SINGAPORE — (1.4%)
Other Securities		81,994,738	1.7%

SPAIN — (2.1%)
#Banco Santander SA Sponsored ADR	2,151,591	27,561,881	0.6%
Other Securities		92,402,501	1.9%

TOTAL SPAIN		119,964,382	2.5%

SWEDEN — (2.4%)
#Nordea Bank AB	1,048,729	11,547,196	0.2%
Other Securities		123,522,700	2.6%

TOTAL SWEDEN		135,069,896	2.8%

SWITZERLAND — (5.4%)
Compagnie Financiere Richemont SA Series A	232,579	11,600,624	0.2%
#Credit Suisse Group AG Sponsored ADR	405,680	16,835,720	0.3%
#Holcim, Ltd. AG	196,366	12,232,874	0.3%
Nestle SA	546,164	29,915,857	0.6%
#*Novartis AG ADR	478,626	27,736,377	0.6%
#Roche Holding AG Genusschein	82,873	12,170,246	0.3%
#*UBS AG	838,389	14,242,170	0.3%
Zurich Financial Services AG	80,500	19,699,753	0.4%
Other Securities		165,107,010	3.4%

TOTAL SWITZERLAND		309,540,631	6.4%

UNITED KINGDOM — (16.6%)
Anglo American P.L.C.	536,326	24,989,149	0.5%
Barclays P.L.C. Sponsored ADR	1,016,357	17,938,701	0.4%
BG Group P.L.C.	598,458	11,649,727	0.2%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
*BP P.L.C. Sponsored ADR	717,376	$29,290,462	0.6%
#HSBC Holdings P.L.C. Sponsored ADR	1,196,015	62,324,342	1.3%
*Lloyds Banking Group P.L.C.	11,686,370	12,844,830	0.3%
#Rio Tinto P.L.C. Sponsored ADR	182,907	11,910,904	0.2%
#Royal Dutch Shell P.L.C. ADR	1,054,306	67,812,962	1.4%
SABmiller P.L.C.	396,880	12,876,248	0.3%
Standard Chartered P.L.C.	837,301	24,218,941	0.5%
Tesco P.L.C.	1,793,199	12,272,040	0.3%
Vodafone Group P.L.C. Sponsored ADR	1,797,431	49,447,327	1.0%
Xstrata P.L.C.	782,713	15,163,801	0.3%
Other Securities		589,678,026	12.1%

TOTAL UNITED KINGDOM		942,417,460	19.4%

TOTAL COMMON STOCKS		4,842,073,540	99.5%

PREFERRED STOCKS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		139,214	0.0%

GERMANY — (0.0%)
Other Securities		1,135,420	0.0%

TOTAL PREFERRED STOCKS		1,274,634	0.0%

RIGHTS/WARRANTS — (0.1%)
AUSTRALIA — (0.0%)
Other Securities		15,632	0.0%

AUSTRIA — (0.0%)
Other Securities		898	0.0%

BELGIUM — (0.0%)
Other Securities		1,473	0.0%

FRANCE — (0.0%)
Other Securities		46,795	0.0%

HONG KONG — (0.0%)
Other Securities		5,177	0.0%

ITALY — (0.0%)
Other Securities		840	0.0%

JAPAN — (0.0%)
Other Securities		—	0.0%

UNITED KINGDOM — (0.1%)
Other Securities		3,034,512	0.0%

TOTAL RIGHTS/WARRANTS		3,105,327	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $7,960,000 FNMA 4.00%, 09/01/24, valued at $6,961,597) to be repurchased at $8,115,128	$8,115	8,115,000	0.2%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (14.6%)
§@DFA Short Term Investment Fund	826,241,868	$826,241,868	17.0%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,118,211)## to be repurchased at $1,096,305	$1,096	1,096,285	0.0%

TOTAL SECURITIES LENDING COLLATERAL		827,338,153	17.0%

TOTAL INVESTMENTS — (100.0%) (Cost $5,623,297,840)		$5,681,906,654	116.7%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$18,468,595	$313,320,132	—	$331,788,727
Austria	127,890	27,890,633	—	28,018,523
Belgium	4,617,807	50,237,804	—	54,855,611
Canada	504,288,895	441	—	504,289,336
Denmark	2,551,243	45,782,215	—	48,333,458
Finland	4,563,466	76,983,846	—	81,547,312
France	70,510,547	336,312,128	—	406,822,675
Germany	57,823,579	249,407,198	—	307,230,777
Greece	4,045,382	25,355,318	—	29,400,700
Hong Kong	327,879	123,470,337	—	123,798,216
Ireland	8,312,670	18,711,672	—	27,024,342
Israel	21,329,299	23,665,219	—	44,994,518
Italy	12,637,748	117,232,480	—	129,870,228
Japan	86,703,729	830,967,763	—	917,671,492
Netherlands	33,232,058	98,561,741	—	131,793,799
New Zealand	410,057	11,608,194	—	12,018,251
Norway	1,750,068	52,519,276	—	54,269,344
Portugal	496,048	18,863,076	—	19,359,124
Singapore	116,087	81,878,651	—	81,994,738
Spain	52,072,357	67,892,025	—	119,964,382
Sweden	7,918,313	127,151,583	—	135,069,896
Switzerland	61,287,130	248,253,501	—	309,540,631
United Kingdom	315,699,339	626,718,121	—	942,417,460
Preferred Stocks
Australia	—	139,214	—	139,214
Germany	—	1,135,420	—	1,135,420
Rights/Warrants
Australia	—	15,632	—	15,632
Austria	—	898	—	898
Belgium	844	629	—	1,473
France	46,795	—	—	46,795
Hong Kong	2,941	2,236	—	5,177
Italy	840	—	—	840
Japan	—	—	—	—
United Kingdom	—	3,034,512	—	3,034,512
Temporary Cash Investments	—	8,115,000	—	8,115,000
Securities Lending Collateral	—	827,338,153	—	827,338,153

TOTAL	$1,269,341,606	$4,412,565,048	—	$5,681,906,654

See accompanying Notes to Financial Statements.

INTERNATIONAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

		Value†
AFFILIATED INVESTMENT COMPANIES — (99.6%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company		$1,944,334,558
Investment in The Japanese Small Company Series of The DFA Investment Trust Company		1,096,614,585
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company		1,002,935,645
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company		803,584,662
Investment in The Canadian Small Company Series of The DFA Investment Trust Company		663,721,245

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $4,975,116,425)		$5,511,190,695

	Face Amount (000)
TEMPORARY CASH INVESTMENTS — (0.4%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 05/03/10 (Collateralized by $28,530,000 FHLMC 5.228%(r), 09/01/38, valued at $17,602,432) to be repurchased at $17,342,275 (Cost $17,342,000)	$17,342	17,342,000

TOTAL INVESTMENTS - (100.0%) (Cost $4,992,458,425)		$5,528,532,695

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$5,511,190,695	—	—	$5,511,190,695
Temporary Cash Investments	—	$17,342,000	—	17,342,000

TOTAL	$5,511,190,695	$17,342,000	—	$5,528,532,695

See accompanying Notes to Financial Statements.

JAPANESE SMALL COMPANY PORTFOLIO

SCHEDULES OF INVESTMENTS

October 31, 2010

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Japanese Small Company Series of The DFA Investment Trust Company	$114,984,213

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $190,942,562)	$114,984,213

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$114,984,213	—	—	$114,984,213

ASIA PACIFIC SMALL COMPANY PORTFOLIO
				Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company				$131,556,739

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $104,540,094)				$131,556,739

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$131,556,739	—	—	$131,556,739

See accompanying Notes to Financial Statements.

UNITED KINGDOM SMALL COMPANY PORTFOLIO

SCHEDULES OF INVESTMENTS

October 31, 2010

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company	$33,757,708

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $30,218,530)	$33,757,708

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$33,757,708	—	—	$33,757,708

CONTINENTAL SMALL COMPANY PORTFOLIO
				Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company				$128,155,853

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $110,310,890)				$128,155,853

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$128,155,853	—	—	$128,155,853

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (86.6%)
AUSTRALIA — (22.0%)
#CFS Retail Property Trust	9,068,093	$16,510,449	1.7%
Charter Hall Office REIT	2,136,057	5,517,519	0.6%
Commonwealth Property Office Fund	8,415,742	7,555,179	0.8%
Dexus Property Group	21,863,944	17,806,813	1.9%
Goodman Group	27,826,009	17,211,712	1.8%
GPT Group	7,702,861	21,099,581	2.2%
#ING Industrial Fund	9,728,673	5,018,049	0.5%
ING Office Fund	11,534,168	6,971,007	0.7%
Stockland Trust Group	10,758,372	39,840,205	4.2%
Westfield Group	7,148,259	86,939,642	9.1%
Other Securities		17,668,358	1.8%

TOTAL AUSTRALIA		242,138,514	25.3%

BELGIUM — (1.6%)
Befimmo SCA	58,642	5,414,539	0.6%
Cofinimmo SA	47,839	6,831,601	0.7%
Other Securities		5,191,078	0.5%

TOTAL BELGIUM		17,437,218	1.8%

CANADA — (5.8%)
#Calloway REIT	213,154	5,015,880	0.5%
#H&R REIT	543,046	10,872,634	1.1%
#Riocan REIT	542,522	12,261,135	1.3%
Other Securities		35,330,934	3.7%

TOTAL CANADA		63,480,583	6.6%

CHINA — (0.1%)
Other Securities		1,377,525	0.1%

FRANCE — (13.5%)
Fonciere des Regions SA	121,620	13,903,274	1.5%
Gecina SA	90,375	10,974,471	1.1%
Icade SA	99,280	10,912,165	1.1%
#Klepierre SA	458,791	17,860,133	1.9%
Societe Immobiliere de Location pour l’Industrie et le Commerce SA	60,258	8,100,236	0.8%
#Unibail-Rodamco SE	365,876	76,339,148	8.0%
Other Securities		9,953,484	1.0%

TOTAL FRANCE		148,042,911	15.4%

GERMANY — (0.1%)
Other Securities		1,684,703	0.2%

GREECE — (0.0%)
Other Securities		319,801	0.0%

HONG KONG — (3.5%)
#Champion REIT	11,091,713	6,111,723	0.6%
Link REIT (The)	9,330,639	28,858,709	3.0%
Other Securities		3,284,204	0.4%

TOTAL HONG KONG		38,254,636	4.0%

ISRAEL — (0.0%)
Other Securities		51,978	0.0%

ITALY — (0.1%)
Other Securities		1,675,459	0.2%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
JAPAN — (13.5%)
*Advance Residence Investment Corp.	3,475	$6,050,779	0.6%
#Frontier Real Estate Investment Corp.	687	5,516,125	0.6%
#Japan Logistics Fund, Inc.	623	5,137,974	0.5%
Japan Prime Realty Investment Corp.	2,867	7,126,250	0.7%
Japan Real Estate Investment Corp.	2,121	20,418,676	2.1%
Japan Retail Fund Investment.	7,063	11,000,592	1.2%
MORI TRUST Sogo REIT, Inc.	691	6,278,269	0.7%
Nippon Building Fund, Inc.	2,294	22,478,003	2.3%
#Nomura Real Estate Office Fund, Inc.	1,239	7,619,808	0.8%
#Orix Jreit, Inc.	1,093	5,859,987	0.6%
#United Urban Investment Corp.	831	5,704,687	0.6%
Other Securities		44,927,437	4.7%

TOTAL JAPAN		148,118,587	15.4%

MALAYSIA — (0.1%)
Other Securities		793,555	0.1%

NETHERLANDS — (4.0%)
Corio NV	257,999	18,964,014	2.0%
Eurocommercial Properties NV	119,557	5,918,125	0.6%
#VastNed Retail NV	71,341	4,961,794	0.5%
#Wereldhave NV	92,108	9,365,795	1.0%
Other Securities		4,446,002	0.5%

TOTAL NETHERLANDS		43,655,730	4.6%

NEW ZEALAND — (0.8%)
Other Securities		8,728,043	0.9%

SINGAPORE — (6.3%)
Ascendas REIT.	6,725,000	10,734,352	1.1%
#CapitaCommercial Trust	8,787,000	10,158,166	1.1%
#CapitaMall Trust	10,001,300	15,363,198	1.6%
#Suntec REIT	7,290,000	8,792,663	0.9%
Other Securities		24,544,530	2.6%

TOTAL SINGAPORE		69,592,909	7.3%

SOUTH AFRICA — (1.3%)
Other Securities		13,875,612	1.4%

TAIWAN — (0.4%)
Other Securities		4,645,246	0.5%

TURKEY — (0.3%)
Other Securities		2,956,031	0.3%

UNITED KINGDOM — (13.2%)
British Land Co. P.L.C.	3,773,213	30,806,108	3.2%
Capital Shopping Centres Group P.L.C.	1,978,248	12,181,127	1.3%
Derwent London P.L.C.	479,350	11,679,469	1.2%
Great Portland Estates P.L.C.	1,224,821	6,782,842	0.7%
Hammerson P.L.C.	3,060,087	20,559,473	2.1%
Land Securities Group P.L.C.	3,320,415	36,005,853	3.8%
Segro P.L.C.	2,944,062	13,987,374	1.5%
Shaftesbury P.L.C.	948,497	6,778,986	0.7%
Other Securities		6,477,735	0.7%

TOTAL UNITED KINGDOM		145,258,967	15.2%

TOTAL COMMON STOCKS		952,088,008	99.3%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
RIGHTS/WARRANTS — (0.0%)
FRANCE — (0.0%)
Other Securities		$124,732	0.0%

SINGAPORE — (0.0%)
Other Securities		1,362	0.0%

TOTAL RIGHTS/WARRANTS		126,094	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $1,510,000 FNMA 3.126%(r), 09/01/40, valued at $1,551,730) to be repurchased at $1,525,024	$1,525	1,525,000	0.2%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (13.3%)
§@DFA Short Term Investment Fund	143,463,273	143,463,273	14.9%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $2,677,816)## to be repurchased at $2,625,358	$2,625	2,625,310	0.3%

TOTAL SECURITIES LENDING COLLATERAL		146,088,583	15.2%

TOTAL INVESTMENTS — (100.0%) (Cost $1,169,055,781)		$1,099,827,685	114.7%

DFA REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$242,138,514	—	$242,138,514
Belgium	—	17,437,218	—	17,437,218
Canada	$63,480,583	—	—	63,480,583
China	—	1,377,525	—	1,377,525
France	—	148,042,911	—	148,042,911
Germany	—	1,684,703	—	1,684,703
Greece	—	319,801	—	319,801
Hong Kong	—	38,254,636	—	38,254,636
Israel	—	51,978	—	51,978
Italy	695,942	979,517	—	1,675,459
Japan	—	148,118,587	—	148,118,587
Malaysia	—	793,555	—	793,555
Netherlands	—	43,655,730	—	43,655,730
New Zealand	—	8,728,043	—	8,728,043
Singapore	—	69,592,909	—	69,592,909
South Africa	—	13,875,612	—	13,875,612
Taiwan	—	4,645,246	—	4,645,246
Turkey	—	2,956,031	—	2,956,031
United Kingdom	—	145,258,967	—	145,258,967
Rights/Warrants
France	124,732	—	—	124,732
Singapore	—	1,362	—	1,362
Temporary Cash Investments	—	1,525,000	—	1,525,000
Securities Lending Collateral	—	146,088,583	—	146,088,583

TOTAL	$64,301,257	$1,035,526,428	—	$1,099,827,685

See accompanying Notes to Financial Statements.

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (99.8%)
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	18,191,391	$386,385,137
Investment in DFA International Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	55,153,690	307,757,588

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $527,734,376)		694,142,725

TEMPORARY CASH INVESTMENTS — (0.2%)
BlackRock Liquidity Funds Tempcash Portfolio-Institutional Shares (Cost $1,430,973)	1,430,973	1,430,973

TOTAL INVESTMENTS - (100.0%) (Cost $529,165,349)		$695,573,698

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$694,142,725	—	—	$694,142,725
Temporary Cash Investments	1,430,973	—	—	1,430,973

TOTAL	$695,573,698	—	—	$695,573,698

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (93.1%)
AUSTRALIA — (7.1%)
Goodman Fielder, Ltd.	21,749,231	$31,620,678	0.4%
*Iluka Resources, Ltd.	5,927,758	39,234,095	0.5%
*Pacific Brands, Ltd.	29,002,108	30,887,469	0.4%
#Primary Health Care, Ltd.	9,763,542	29,876,421	0.4%
Other Securities		450,069,866	5.9%

TOTAL AUSTRALIA		581,688,529	7.6%

AUSTRIA — (1.0%)
#*Wienerberger AG	2,001,544	33,732,051	0.4%
Other Securities		49,779,914	0.7%

TOTAL AUSTRIA		83,511,965	1.1%

BELGIUM — (1.3%)
Other Securities		106,109,504	1.4%

CANADA — (11.4%)
#*Canfor Corp	2,774,490	26,197,018	0.3%
*Celestica, Inc.	4,081,842	34,378,883	0.5%
Dorel Industries, Inc. Class B	842,000	28,383,136	0.4%
#Groupe Aeroplan, Inc.	3,847,565	46,778,906	0.6%
#HudBay Minerals, Inc.	2,339,093	36,924,598	0.5%
#Laurentian Bank of Canada.	707,853	30,711,340	0.4%
*Lundin Mining Corp.	7,418,026	46,985,438	0.6%
*New Gold, Inc.	6,635,020	49,116,973	0.6%
*RONA, Inc.	3,264,600	41,611,727	0.6%
Sherritt International Corp.	6,254,073	48,627,119	0.6%
West Fraser Timber Co., Ltd.	682,254	29,634,133	0.4%
Other Securities		515,779,701	6.7%

TOTAL CANADA		935,128,972	12.2%

DENMARK — (0.7%)
Other Securities		61,300,446	0.8%

FINLAND — (3.1%)
Kemira Oyj	1,784,173	26,265,376	0.3%
#Outokumpu Oyj	2,864,481	51,456,040	0.7%
Pohjola Bank P.L.C.	3,363,010	42,547,353	0.5%
#*Rautaruukki Oyj Series K	1,412,365	28,067,599	0.4%
Other Securities		104,107,750	1.4%

TOTAL FINLAND		252,444,118	3.3%

FRANCE — (5.8%)
Arkema SA	1,028,400	66,453,775	0.9%
Havas SA	7,563,593	39,852,335	0.5%
#Nexans SA	593,945	42,364,142	0.6%
*Valeo SA	736,226	39,796,267	0.5%
Other Securities		282,353,969	3.7%

TOTAL FRANCE		470,820,488	6.2%

GERMANY — (6.0%)
Aurubis AG	1,055,010	54,393,284	0.7%
Bilfinger Berger SE	956,696	70,128,204	0.9%
Lanxess AG	681,153	47,342,930	0.6%
#*TUI AG	2,408,454	28,152,149	0.4%
Other Securities		287,480,223	3.8%

TOTAL GERMANY		487,496,790	6.4%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GREECE — (0.4%)
Other Securities		$35,042,512	0.5%

HONG KONG — (2.9%)
Other Securities		237,589,109	3.1%

IRELAND — (0.3%)
Other Securities		26,035,515	0.3%

ISRAEL — (0.7%)
Other Securities		55,767,818	0.7%

ITALY — (3.2%)
Banca Popolare di Milano Scarl	10,151,010	47,461,321	0.6%
Pirelli & Co. SpA	4,750,256	40,586,921	0.5%
Other Securities		175,521,662	2.3%

TOTAL ITALY		263,569,904	3.4%

JAPAN — (19.1%)
Other Securities		1,561,389,142	20.4%

MALAYSIA — (0.0%)
Other Securities		3,723	0.0%

NETHERLANDS — (1.8%)
Nutreco NV	569,367	41,477,758	0.5%
Other Securities		107,765,123	1.4%

TOTAL NETHERLANDS		149,242,881	1.9%

NEW ZEALAND — (0.4%)
Other Securities		35,928,179	0.5%

NORWAY — (1.4%)
Other Securities		117,059,231	1.5%

PORTUGAL — (0.2%)
Other Securities		17,650,663	0.2%

SINGAPORE — (1.6%)
Other Securities		127,268,578	1.7%

SPAIN — (1.5%)
Other Securities		121,612,657	1.6%

SWEDEN — (2.9%)
Boliden AB	2,189,573	37,177,537	0.5%
Holmen AB	932,809	29,611,539	0.4%
Trelleborg AB Series B	6,681,684	62,971,965	0.8%
Other Securities		110,052,817	1.4%

TOTAL SWEDEN		239,813,858	3.1%

SWITZERLAND — (4.5%)
*Clariant AG	3,580,483	60,553,635	0.8%
Helvetia Holding AG	102,377	36,060,333	0.5%
Other Securities		271,158,203	3.5%

TOTAL SWITZERLAND		367,772,171	4.8%

UNITED KINGDOM — (15.8%)
Amlin P.L.C.	9,708,370	63,229,380	0.8%
Bellway P.L.C.	3,481,205	29,776,033	0.4%
#Brit Insurance Holdings NV	2,890,998	48,387,798	0.6%
Catlin Group, Ltd. P.L.C.	8,513,512	47,537,231	0.6%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
Close Brothers Group P.L.C.	2,135,186	$26,393,212	0.3%
*Cookson Group P.L.C.	4,321,345	35,675,598	0.5%
DS Smith P.L.C.	12,895,987	34,788,033	0.5%
Greene King P.L.C.	5,373,011	36,009,996	0.5%
Hiscox, Ltd. P.L.C.	10,648,017	60,438,649	0.8%
Meggitt P.L.C.	12,845,857	67,909,910	0.9%
Millennium & Copthorne Hotels P.L.C.	5,091,746	44,464,042	0.6%
Mondi P.L.C.	7,958,099	66,262,747	0.9%
*Persimmon P.L.C.	6,948,776	37,958,536	0.5%
*Travis Perkins P.L.C.	3,926,630	52,047,102	0.7%
Other Securities		639,331,768	8.3%

TOTAL UNITED KINGDOM		1,290,210,035	16.9%

TOTAL COMMON STOCKS		7,624,456,788	99.6%

PREFERRED STOCKS — (0.1%)
AUSTRALIA — (0.1%)
Other Securities		3,335,033	0.0%

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		—	0.0%

BELGIUM — (0.0%)
Other Securities		13,021	0.0%

CANADA — (0.0%)
Other Securities		74,589	0.0%

FRANCE — (0.0%)
Other Securities		95,171	0.0%

HONG KONG — (0.0%)
Other Securities		95,934	0.0%

ITALY — (0.0%)
Other Securities		33,143	0.0%

SWEDEN — (0.0%)
Other Securities		11,863	0.0%

UNITED KINGDOM — (0.0%)
Other Securities		6,330	0.0%

TOTAL RIGHTS/WARRANTS		330,051	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $18,270,000 FHLMC 5.228%(r), 09/01/38, valued at $11,272,220) to be repurchased at $11,103,176	$11,103	11,103,000	0.2%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (6.7%)
§@DFA Short Term Investment Fund	548,700,317	$ 548,700,317	7.2%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $340,786)## to be repurchased at $334,110	$334	334,104	0.0%

TOTAL SECURITIES LENDING COLLATERAL		549,034,421	7.2%

TOTAL INVESTMENTS — (100.0%) (Cost $8,437,522,566)		$8,188,259,293	107.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$217,235	$581,471,294	—	$581,688,529
Austria	20,334	83,491,631	—	83,511,965
Belgium	—	106,109,504	—	106,109,504
Canada	935,128,972	—	—	935,128,972
Denmark	160,955	61,139,491	—	61,300,446
Finland	—	252,444,118	—	252,444,118
France	—	470,820,488	—	470,820,488
Germany	627	487,496,163	—	487,496,790
Greece	554,551	34,487,961	—	35,042,512
Hong Kong	20,590	237,568,519	—	237,589,109
Ireland	—	26,035,515	—	26,035,515
Israel	—	55,767,818	—	55,767,818
Italy	—	263,569,904	—	263,569,904
Japan	1,831,746	1,559,557,396	—	1,561,389,142
Malaysia	—	3,723	—	3,723
Netherlands	32,423	149,210,458	—	149,242,881
New Zealand	—	35,928,179	—	35,928,179
Norway	—	117,059,231	—	117,059,231
Portugal	—	17,650,663	—	17,650,663
Singapore	572,460	126,696,118	—	127,268,578
Spain	—	121,612,657	—	121,612,657
Sweden	—	239,813,858	—	239,813,858
Switzerland	—	367,772,171	—	367,772,171
United Kingdom	258,534	1,289,951,501	—	1,290,210,035
Preferred Stocks
Australia	—	3,335,033	—	3,335,033
Rights/Warrants
Australia	—	—	—	—
Belgium	13,021	—	—	13,021
Canada	74,589	—	—	74,589
France	95,171	—	—	95,171
Hong Kong	26,486	69,448	—	95,934
Italy	33,143	—	—	33,143
Sweden	—	11,863	—	11,863
United Kingdom	—	6,330	—	6,330
Temporary Cash Investments	—	11,103,000	—	11,103,000
Securities Lending Collateral	—	549,034,421	—	549,034,421

TOTAL	$939,040,837	$7,249,218,456	—	$8,188,259,293

See accompanying Notes to Financial Statements.

INTERNATIONAL VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (88.4%)
AUSTRALIA — (6.2%)
Australia & New Zealand Banking Group, Ltd.	30,566	$ 745,709	0.2%
Other Securities		24,653,960	6.8%

TOTAL AUSTRALIA		25,399,669	7.0%

AUSTRIA — (0.7%)
Voestalpine AG	16,154	641,468	0.2%
Other Securities		2,166,676	0.6%

TOTAL AUSTRIA		2,808,144	0.8%

BELGIUM — (1.3%)
#Solvay SA	5,891	624,272	0.2%
Other Securities		4,530,190	1.2%

TOTAL BELGIUM		5,154,462	1.4%

CANADA — (9.8%)
#Bank of Montreal	11,300	667,319	0.2%
Magna International, Inc.	9,280	839,285	0.2%
Suncor Energy, Inc.	29,572	947,557	0.3%
Talisman Energy, Inc.	45,748	829,376	0.2%
Teck Resources, Ltd. Class B	33,100	1,479,910	0.4%
#Toronto Dominion Bank	11,000	792,185	0.2%
Other Securities		34,410,396	9.5%

TOTAL CANADA		39,966,028	11.0%

DENMARK — (1.0%)
Other Securities		4,003,151	1.1%

FINLAND — (1.8%)
UPM-Kymmene Oyj	49,028	814,623	0.2%
Other Securities		6,665,924	1.9%

TOTAL FINLAND		7,480,547	2.1%

FRANCE — (6.3%)
BNP Paribas SA	15,171	1,109,697	0.3%
Cie de Saint-Gobain SA	16,388	769,950	0.2%
Cie Generale des Establissements Michelin SA Series B	8,962	716,085	0.2%
Other Securities		23,191,532	6.4%

TOTAL FRANCE		25,787,264	7.1%

GERMANY — (5.1%)
*Daimler AG	10,656	704,185	0.2%
Deutsche Bank AG	30,792	1,782,241	0.5%
*Infineon Technologies AG ADR	88,444	694,285	0.2%
Other Securities		17,776,015	4.9%

TOTAL GERMANY		20,956,726	5.8%

GREECE — (0.7%)
Other Securities		2,843,748	0.8%

HONG KONG — (2.6%)
Other Securities		10,745,239	3.0%

IRELAND — (0.7%)
Other Securities		2,979,585	0.8%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
ISRAEL — (0.7%)
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	12,719	$ 660,116	0.2%
Other Securities		2,380,647	0.6%

TOTAL ISRAEL		3,040,763	0.8%

ITALY — (2.6%)
Other Securities		10,439,114	2.9%

JAPAN — (17.2%)
Mitsubishi UFJ Financial Group, Inc.	208,200	966,257	0.3%
Sumitomo Mitsui Financial Group, Inc.	23,700	707,392	0.2%
Other Securities		68,388,609	18.8%

TOTAL JAPAN		70,062,258	19.3%

NETHERLANDS — (2.4%)
*ING Groep NV Sponsored ADR	72,426	780,752	0.2%
Koninklijke DSM NV	11,964	640,295	0.2%
Other Securities		8,172,724	2.2%

TOTAL NETHERLANDS		9,593,771	2.6%

NEW ZEALAND — (0.3%)
Other Securities		1,110,892	0.3%

NORWAY — (1.2%)
DnB NOR ASA Series A	46,946	644,868	0.2%
Other Securities		4,315,127	1.2%

TOTAL NORWAY		4,959,995	1.4%

PORTUGAL — (0.4%)
Other Securities		1,608,017	0.4%

SINGAPORE — (1.6%)
Other Securities		6,461,864	1.8%

SPAIN — (1.9%)
Banco Santander SA	59,423	762,730	0.2%
Banco Santander SA Sponsored ADR	49,963	640,026	0.2%
Other Securities		6,145,779	1.7%

TOTAL SPAIN		7,548,535	2.1%

SWEDEN — (2.6%)
Other Securities		10,623,539	2.9%

SWITZERLAND — (5.3%)
Holcim, Ltd. AG	21,970	1,368,650	0.4%
#*Novartis AG ADR	11,400	660,630	0.2%
Swatch Group AG	2,379	909,333	0.2%
Swiss Reinsurance Co., Ltd. AG	23,898	1,148,230	0.3%
#*UBS AG	52,017	883,641	0.2%
Zurich Financial Services AG	7,781	1,904,146	0.5%
Other Securities		14,748,072	4.1%

TOTAL SWITZERLAND		21,622,702	5.9%

UNITED KINGDOM — (16.0%)
Anglo American P.L.C.	48,414	2,255,764	0.6%
Aviva P.L.C.	128,562	819,885	0.2%
*BP P.L.C. Sponsored ADR	18,084	738,370	0.2%
#HSBC Holdings P.L.C. Sponsored ADR	51,029	2,659,121	0.7%
International Power P.L.C.	155,255	1,035,900	0.3%
Kingfisher P.L.C.	232,192	884,562	0.3%
Legal & General Group P.L.C.	594,171	955,252	0.3%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
*Lloyds Banking Group P.L.C.	637,217	$ 700,384	0.2%
Man Group P.L.C.	175,697	734,349	0.2%
Old Mutual P.L.C.	499,092	1,039,401	0.3%
Prudential P.L.C.	68,348	691,277	0.2%
Resolution, Ltd. P.L.C.	153,392	643,070	0.2%
#Royal Dutch Shell P.L.C. ADR	45,916	2,953,317	0.8%
RSA Insurance Group P.L.C.	351,201	736,810	0.2%
Standard Chartered P.L.C.	26,966	779,992	0.2%
Standard Life P.L.C.	228,627	831,141	0.2%
Vodafone Group P.L.C. Sponsored ADR	83,315	2,291,996	0.6%
Weir Group P.L.C. (The)	33,007	823,815	0.2%
*Wolseley P.L.C.	25,895	688,798	0.2%
Xstrata P.L.C.	77,287	1,497,311	0.4%
Other Securities		41,309,890	11.4%

TOTAL UNITED KINGDOM		65,070,405	17.9%

TOTAL COMMON STOCKS		360,266,418	99.2%

PREFERRED STOCKS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		56,296	0.0%

GERMANY — (0.0%)
Other Securities		37,465	0.0%

TOTAL PREFERRED STOCKS		93,761	0.0%

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
Other Securities		37	0.0%

BELGIUM — (0.0%)
Other Securities		96	0.0%

FRANCE — (0.0%)
Other Securities		2,560	0.0%

HONG KONG — (0.0%)
Other Securities		385	0.0%

UNITED KINGDOM — (0.0%)
Other Securities		97,627	0.0%

TOTAL RIGHTS/WARRANTS		100,705	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.4%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $3,315,000 FNMA 5.50%, 12/01/38,valued at $1,706,018) to be repurchased at $1,680,027	$1,680	1,680,000	0.5%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (11.2%)
§@DFA Short Term Investment Fund	43,488,771	43,488,771	12.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,977,158)## to be repurchased at $1,938,426	$1,938	$1,938,390	0.5%

TOTAL SECURITIES LENDING COLLATERAL		45,427,161	12.5%

TOTAL INVESTMENTS — (100.0%) (Cost $324,244,978)		$407,568,045	112.2%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$273,652	$25,126,017	—	$25,399,669
Austria	—	2,808,144	—	2,808,144
Belgium	239,564	4,914,898	—	5,154,462
Canada	39,966,028	—	—	39,966,028
Denmark	12,282	3,990,869	—	4,003,151
Finland	—	7,480,547	—	7,480,547
France	1,218,150	24,569,114	—	25,787,264
Germany	3,060,978	17,895,748	—	20,956,726
Greece	152,318	2,691,430	—	2,843,748
Hong Kong	1,420	10,743,819	—	10,745,239
Ireland	530,832	2,448,753	—	2,979,585
Israel	779,642	2,261,121	—	3,040,763
Italy	605,447	9,833,667	—	10,439,114
Japan	2,598,099	67,464,159	—	70,062,258
Netherlands	2,363,999	7,229,772	—	9,593,771
New Zealand	—	1,110,892	—	1,110,892
Norway	45,968	4,914,027	—	4,959,995
Portugal	14,409	1,593,608	—	1,608,017
Singapore	1,168	6,460,696	—	6,461,864
Spain	1,393,120	6,155,415	—	7,548,535
Sweden	196,721	10,426,818	—	10,623,539
Switzerland	1,785,783	19,836,919	—	21,622,702
United Kingdom	9,794,457	55,275,948	—	65,070,405
Preferred Stocks
Australia	—	56,296	—	56,296
Germany	—	37,465	—	37,465
Rights/Warrants
Austria	—	37	—	37
Belgium	96	—	—	96
France	2,560	—	—	2,560
Hong Kong	385	—	—	385
United Kingdom	—	97,627	—	97,627
Temporary Cash Investments	—	1,680,000	—	1,680,000
Securities Lending Collateral	—	45,427,161	—	45,427,161

TOTAL	$65,037,078	$342,530,967	—	$407,568,045

See accompanying Notes to Financial Statements.

EMERGING MARKETS PORTFOLIO

SCHEDULES OF INVESTMENTS

October 31, 2010

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Emerging Markets Series of The DFA Investment Trust Company	$2,373,379,206

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $1,100,696,084)	$2,373,379,206

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$2,373,379,206	—	—	$2,373,379,206

EMERGING MARKETS SMALL CAP PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company	$1,833,749,476

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $1,180,635,586)	$1,833,749,476

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$1,833,749,476	—	—	$1,833,749,476

See accompanying Notes to Financial Statements.

EMERGING MARKETS VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in Dimensional Emerging Markets Value Fund	$11,586,667,027

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $8,440,891,497)	$11,586,667,027

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$11,586,667,027	—	—	$11,586,667,027

See accompanying Notes to Financial Statements.

EMERGING MARKETS CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (86.2%)
BRAZIL — (6.4%)
Banco Santander Brasil SA ADR	918,363	$13,224,427	0.3%
BM&F Bovespa SA	2,153,883	17,962,748	0.4%
#BRF - Brasil Foods SA ADR	665,421	9,735,109	0.2%
Petroleo Brasileiro SA ADR	1,167,237	39,826,126	1.0%
#Vale SA Sponsored ADR	819,190	26,328,767	0.6%
Other Securities		182,987,573	4.4%

TOTAL BRAZIL		290,064,750	6.9%

CHILE — (2.4%)
Centros Comerciales Sudamericanos SA	1,366,292	10,644,592	0.3%
Empresas CMPC SA	183,412	9,861,465	0.2%
Other Securities		86,503,695	2.1%

TOTAL CHILE		107,009,752	2.6%

CHINA — (12.1%)
Bank of China, Ltd.	37,195,418	22,388,909	0.5%
China Construction Bank Corp.	27,843,000	26,618,005	0.6%
#China Life Insurance Co., Ltd. ADR	198,056	13,026,143	0.3%
#China Mobile, Ltd. Sponsored ADR	745,451	38,293,818	0.9%
China Petroleum & Chemical Corp. ADR	102,615	9,780,236	0.2%
#CNOOC, Ltd. ADR	116,476	24,334,166	0.6%
Industrial & Commercial Bank of China, Ltd. Series H	33,449,200	27,023,394	0.7%
#PetroChina Co., Ltd. ADR	129,733	15,950,672	0.4%
Other Securities		370,240,242	8.9%

TOTAL CHINA		547,655,585	13.1%

COLOMBIA — (0.2%)
Other Securities		8,434,133	0.2%

CZECH REPUBLIC — (0.4%)
Other Securities		19,724,216	0.5%

EGYPT — (0.1%)
Other Securities		4,479,656	0.1%

HUNGARY — (0.7%)
#*OTP Bank P.L.C.	488,536	14,508,520	0.4%
Other Securities		17,612,863	0.4%

TOTAL HUNGARY		32,121,383	0.8%

INDIA — (11.0%)
HDFC Bank, Ltd.	216,913	11,147,177	0.3%
ICICI Bank, Ltd. Sponsored ADR	396,338	20,839,452	0.5%
Infosys Technologies, Ltd.	225,217	15,092,410	0.4%
Reliance Industries, Ltd.	1,381,092	34,093,896	0.8%
Other Securities		415,977,732	9.9%

TOTAL INDIA		497,150,667	11.9%

INDONESIA — (3.2%)
PT Astra International Tbk	2,085,000	13,349,452	0.3%
Other Securities		131,381,222	3.2%

TOTAL INDONESIA		144,730,674	3.5%

ISRAEL — (0.0%)
Other Securities		451,529	0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
MALAYSIA — (3.5%)
Other Securities		$160,164,505	3.8%

MEXICO — (4.4%)
America Movil S.A.B. de C.V. Series L ADR	443,009	25,366,695	0.6%
*Cemex S.A.B. de C.V. Sponsored ADR	1,460,470	12,808,322	0.3%
Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR	269,936	14,822,186	0.3%
#Grupo Financiero Banorte S.A.B. de C.V.	2,596,307	11,108,106	0.3%
Grupo Mexico S.A.B. de C.V. Series B	5,000,219	16,473,025	0.4%
Other Securities		116,225,000	2.8%

TOTAL MEXICO		196,803,334	4.7%

PERU — (0.3%)
Other Securities		11,197,916	0.3%

PHILIPPINES — (0.9%)
Other Securities		42,776,109	1.0%

POLAND — (1.6%)
Other Securities		71,732,721	1.7%

RUSSIA — (3.4%)
Gazprom OAO Sponsored ADR	2,814,175	61,616,486	1.5%
Lukoil OAO Sponsored ADR	502,859	28,041,883	0.6%
Other Securities		62,371,774	1.5%

TOTAL RUSSIA		152,030,143	3.6%

SOUTH AFRICA — (7.9%)
ABSA Group, Ltd.	502,633	9,737,407	0.2%
Gold Fields, Ltd. Sponsored ADR	915,915	14,443,980	0.4%
Impala Platinum Holdings, Ltd.	418,209	11,806,933	0.3%
MTN Group, Ltd.	1,101,689	19,509,715	0.5%
Naspers, Ltd. Series N	378,717	19,718,764	0.5%
Sanlam, Ltd.	3,530,404	13,218,358	0.3%
#Sasol, Ltd. Sponsored ADR	502,813	22,752,288	0.5%
Standard Bank Group, Ltd.	1,234,704	18,160,831	0.4%
Other Securities		228,620,168	5.5%

TOTAL SOUTH AFRICA		357,968,444	8.6%

SOUTH KOREA — (12.0%)
Hyundai Motor Co., Ltd.	127,347	19,278,402	0.5%
#KB Financial Group, Inc. ADR	254,734	11,437,557	0.3%
POSCO ADR.	193,830	20,146,690	0.5%
Samsung Corp.	176,799	10,382,957	0.2%
Samsung Electronics Co., Ltd.	95,497	63,355,186	1.5%
Shinhan Financial Group Co., Ltd. ADR	135,631	10,548,023	0.2%
Other Securities		408,815,501	9.8%

TOTAL SOUTH KOREA		543,964,316	13.0%

TAIWAN — (11.2%)
Hon Hai Precision Industry Co., Ltd.	4,008,352	15,159,736	0.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	10,155,652	20,893,350	0.5%
Other Securities		471,558,810	11.3%

TOTAL TAIWAN		507,611,896	12.1%

THAILAND — (2.3%)
PTT PCL (Foreign)	1,028,800	10,397,812	0.3%
Other Securities		93,386,196	2.2%

TOTAL THAILAND		103,784,008	2.5%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
TURKEY — (2.2%)
Turkiye Garanti Bankasi A.S.	1,790,492	$10,808,272	0.2%
Other Securities		90,363,767	2.2%

TOTAL TURKEY		101,172,039	2.4%

TOTAL COMMON STOCKS		3,901,027,776	93.3%

PREFERRED STOCKS — (5.7%)
BRAZIL — (5.7%)
#Banco Bradesco SA Sponsored ADR	1,220,938	25,395,510	0.6%
Itau Unibanco Holding SA ADR	1,648,537	40,488,069	1.0%
#Petroleo Brasileiro SA ADR	1,463,774	45,655,111	1.1%
Vale SA Sponsored ADR	1,025,386	29,459,340	0.7%
Other Securities		115,944,555	2.8%

TOTAL BRAZIL		256,942,585	6.2%

CHILE — (0.0%)
Other Securities		540,597	0.0%

INDIA — (0.0%)
Other Securities		5,805	0.0%

TOTAL PREFERRED STOCKS		257,488,987	6.2%

RIGHTS/WARRANTS — (0.0%)
CHINA — (0.0%)
Other Securities		38,787	0.0%

INDIA — (0.0%)
Other Securities		42,214	0.0%

INDONESIA — (0.0%)
Other Securities		18,219	0.0%

MALAYSIA — (0.0%)
Other Securities		22,737	0.0%

POLAND — (0.0%)
Other Securities		517,999	0.0%

SOUTH KOREA — (0.0%)
Other Securities		58,005	0.0%

TAIWAN — (0.0%)
Other Securities		21,799	0.0%

THAILAND — (0.0%)
Other Securities		97,237	0.0%

TOTAL RIGHTS/WARRANTS		816,997	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $6,825,000 FHLMC 4.00%, 12/15/38, valued at $6,358,143) to be repurchased at $6,026,095	$6,026	6,026,000	0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (8.0%)
§@DFA Short Term Investment Fund	362,593,120	$362,593,120	8.7%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $680,387)## to be repurchased at $ 667,058	$667	667,046	0.0%

TOTAL SECURITIES LENDING COLLATERAL		363,260,166	8.7%

TOTAL INVESTMENTS — (100.0%) (Cost $3,290,561,843)		$4,528,619,926	108.3%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$290,064,750	—	—	$290,064,750
Chile	107,009,752	—	—	107,009,752
China	137,356,364	$410,299,221	—	547,655,585
Colombia	8,434,133	—	—	8,434,133
Czech Republic	—	19,724,216	—	19,724,216
Egypt	—	4,479,656	—	4,479,656
Hungary	558,547	31,562,836	—	32,121,383
India	27,343,056	469,807,611	—	497,150,667
Indonesia	6,783,178	137,947,496	—	144,730,674
Israel	—	451,529	—	451,529
Malaysia	56,173	160,108,332	—	160,164,505
Mexico	196,803,334	—	—	196,803,334
Peru	11,197,916	—	—	11,197,916
Philippines	2,379,579	40,396,530	—	42,776,109
Poland	256,913	71,475,808	—	71,732,721
Russia	581,620	151,448,523	—	152,030,143
South Africa	55,689,292	302,279,152	—	357,968,444
South Korea	56,220,619	487,743,697	—	543,964,316
Taiwan	17,073,872	490,538,024	—	507,611,896
Thailand	101,362,580	2,421,428	—	103,784,008
Turkey	756,431	100,415,608	—	101,172,039
Preferred Stocks
Brazil	256,942,585	—	—	256,942,585
Chile	540,597	—	—	540,597
India	—	5,805	—	5,805
Rights/Warrants
China	37,032	1,755	—	38,787
India	—	42,214	—	42,214
Indonesia	—	18,219	—	18,219
Malaysia	12,532	10,205	—	22,737
Poland	—	517,999	—	517,999
South Korea	—	58,005	—	58,005
Taiwan	—	21,799	—	21,799
Thailand	60,908	36,329	—	97,237
Temporary Cash Investments	—	6,026,000	—	6,026,000
Securities Lending Collateral	—	363,260,166	—	363,260,166

TOTAL	$1,277,521,763	$3,251,098,163	—	$4,528,619,926

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	Enhanced U.S. Large Company Portfolio		U.S. Large Cap Value Portfolio		U.S. Targeted Value Portfolio	U.S. Small Cap Value Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	—		$6,922,105		—	—
Investments at Value (including $0, $0, $295,134 and $1,201,408 of securities on loan, respectively)	$155,465		—		$2,258,799	$6,525,650
Temporary Cash Investments at Value & Cost	734		—		8,755	25,559
Collateral Received from Securities on Loan at Value & Cost	—		—		310,754	1,276,619
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—		4,496		3,850	18,067
Dividends and Interest	1,752		—		474	1,245
Securities Lending Income	—		—		204	642
Fund Shares Sold	63		4,142		6,212	1,917
Futures Margin Variation	52		—		—	—
Unrealized Gain on Forward Currency Contracts	124		—		—	—
Prepaid Expenses and Other Assets	22		72		52	25

Total Assets	158,212		6,930,815		2,589,100	7,849,724

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—		—		310,754	1,276,619
Investment Securities/Affiliated Investment Companies Purchased	—		—		5,168	11,245
Fund Shares Redeemed	146		8,638		1,105	3,486
Due to Advisor	26		853		653	2,711
Unrealized Loss on Forward Currency Contracts	297		—		—	—
Accrued Expenses and Other Liabilities	13		288		155	386

Total Liabilities	482		9,779		317,835	1,294,447

NET ASSETS	$157,730		$6,921,036		$2,271,265	$6,555,277

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R1 Shares — based on net assets of $0; $0; $41,316 and $0 and shares outstanding of 0; 0; 2,800,466 and 0, respectively (Note P)	N/A		N/A		$14.75	N/A

NUMBER OF SHARES AUTHORIZED	100,000,000	*	100,000,000	*	100,000,000	N/A

Class R2 Shares — based on net assets of $0; $0; $5,967 and $0 and shares outstanding of 0; 0; 404,133 and 0, respectively (Note P)	N/A		N/A		$14.76	N/A

NUMBER OF SHARES AUTHORIZED	100,000,000	*	100,000,000	*	100,000,000	N/A

Institutional Class Shares — based on net assets of $157,730; $6,921,036; $2,223,982 and $6,555,277 and shares outstanding of 20,953,464; 372,437,851; 150,641,311 and 291,485,206, respectively	$7.53		$18.58		$14.76	$22.49

NUMBER OF SHARES AUTHORIZED	300,000,000		2,000,000,000		700,000,000	1,700,000,000

Investments in Affiliated Investment Companies at Cost	$—		$5,483,229		$—	$—

Investments at Cost	$153,449		$—		$2,059,173	$6,375,292

NET ASSETS CONSIST OF:
Paid-In Capital	$238,773		$7,407,853		$2,065,507	$6,523,353
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	228		17,386		2,297	3,668
Accumulated Net Realized Gain (Loss)	(93,562)		(1,943,079)		3,835	(122,102)
Net Unrealized Foreign Exchange Gain (Loss)	(132)		—		—	—
Net Unrealized Appreciation (Depreciation)	12,423		1,438,876		199,626	150,358

NET ASSETS	$157,730		$6,921,036		$2,271,265	$6,555,277

*	Share class has not yet commenced operations. See Organization note in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio	U.S. Vector Equity Portfolio	U.S. Small Cap Portfolio
ASSETS:
Investments at Value (including $288,084, $536,938, $180,481 and $805,181 of securities on loan, respectively)	$2,889,843	$4,977,754	$1,553,623	$3,375,294
Temporary Cash Investments at Value & Cost	12,291	22,248	5,593	22,578
Collateral Received from Securities on Loan at Value & Cost	298,961	558,222	188,137	846,208
Receivables:
Investment Securities Sold	265	639	264	6,460
Dividends and Interest	2,416	4,177	1,003	859
Securities Lending Income	135	302	128	662
Fund Shares Sold	2,213	2,367	931	3,489
Prepaid Expenses and Other Assets	65	49	27	38

Total Assets	3,206,189	5,565,758	1,749,706	4,255,588

LIABILITIES:
Payables:
Upon Return of Securities Loaned	298,961	558,222	188,137	846,208
Investment Securities Purchased	8,208	14,301	1,864	15,343
Fund Shares Redeemed	1,036	1,764	805	1,421
Due to Advisor	405	819	384	966
Accrued Expenses and Other Liabilities	170	285	93	193

Total Liabilities	308,780	575,391	191,283	864,131

NET ASSETS	$2,897,409	$4,990,367	$1,558,423	$3,391,457

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $2,897,409; $4,990,367; $1,558,423 and $3,391,457 and shares outstanding of 284,538,758; 496,287,178; 158,721,130 and 177,971,909, respectively	$10.18	$10.06	$9.82	$19.06

NUMBER OF SHARES AUTHORIZED	1,500,000,000	2,300,000,000	1,000,000,000	1,000,000,000

Investments at Cost	$2,712,591	$4,871,798	$1,525,171	$2,893,977

NET ASSETS CONSIST OF:
Paid-In Capital	$2,795,667	$4,959,513	$1,610,975	$3,138,857
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	6,193	11,980	2,968	4,657
Accumulated Net Realized Gain (Loss)	(81,703)	(87,082)	(83,972)	(233,374)
Net Unrealized Appreciation (Depreciation)	177,252	105,956	28,452	481,317

NET ASSETS	$2,897,409	$4,990,367	$1,558,423	$3,391,457

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	U.S. Micro Cap Portfolio	DFA Real Estate Securities Portfolio	Large Cap International Portfolio	International Core Equity Portfolio
ASSETS:
Investments at Value (including $412,876, $654,562, $272,601 and $784,857 of securities on loan, respectively)	$3,164,881	$2,684,876	$1,608,863	$4,846,454
Temporary Cash Investments at Value & Cost	14,738	2,685	647	8,115
Collateral Received from Securities on Loan at Value & Cost	440,599	676,959	285,278	827,338
Foreign Currencies at Value	—	—	4,221	13,240
Cash	—	—	15	20
Receivables:
Investment Securities Sold	7,035	—	—	690
Dividends, Interest and Tax Reclaims	1,079	2,582	4,261	11,398
Securities Lending Income	571	96	98	477
Fund Shares Sold	5,090	1,843	1,010	2,702
Unrealized Gain on Foreign Currency Contracts	—	—	—	8
Prepaid Expenses and Other Assets	18	30	17	66

Total Assets	3,634,011	3,369,071	1,904,410	5,710,508

LIABILITIES:
Payables:
Upon Return of Securities Loaned	440,599	676,959	285,278	827,338
Investment Securities Purchased	11,393	—	717	11,867
Fund Shares Redeemed	2,228	1,740	1,254	2,442
Due to Advisor	1,308	669	335	1,410
Accrued Expenses and Other Liabilities	197	151	140	462

Total Liabilities	455,725	679,519	287,724	843,519

NET ASSETS	$3,178,286	$2,689,552	$1,616,686	$4,866,989

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $3,178,286; $2,689,552; $1,616,686 and $4,866,989 and shares outstanding of 259,346,866; 126,653,593; 83,236,180 and 451,523,175, respectively	$12.25	$21.24	$19.42	$10.78

NUMBER OF SHARES AUTHORIZED	1,500,000,000	700,000,000	500,000,000	2,000,000,000

Investments at Cost	$2,860,548	$2,240,122	$1,383,551	$4,787,845

Foreign Currencies at Cost	$—	$—	$4,170	$12,916

NET ASSETS CONSIST OF:
Paid-In Capital	$3,144,547	$2,477,550	$1,574,776	$4,871,191
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	3,227	12,994	3,984	16,165
Accumulated Net Realized Gain (Loss)	(273,821)	(245,746)	(187,612)	(79,675)
Net Unrealized Foreign Exchange Gain (Loss)	—	—	175	375
Net Unrealized Appreciation (Depreciation)	304,333	444,754	225,363	58,933

NET ASSETS	$3,178,286	$2,689,552	$1,616,686	$4,866,989

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	International Small Company Portfolio	Japanese Small Company Portfolio	Asia Pacific Small Company Portfolio	United Kingdom Small Company Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$5,511,191	$114,984	$131,557	$33,758
Temporary Cash Investments at Value & Cost	17,342	—	—	—
Cash	16	—	—	—
Receivables:
Affiliated Investment Companies Sold	—	—	40	—
Fund Shares Sold	1,932	11	70	13
Prepaid Expenses and Other Assets	35	8	13	9

Total Assets	5,530,516	115,003	131,680	33,780

LIABILITIES:
Payables:
Affiliated Investment Companies Purchased	—	10	—	13
Fund Shares Redeemed	16,878	1	110	—
Due to Advisor	1,813	39	43	11
Accrued Expenses and Other Liabilities	231	20	16	5

Total Liabilities	18,922	70	169	29

NET ASSETS	$5,511,594	$114,933	$131,511	$33,751

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $5,511,594; $114,933; $131,511 and $33,751 and shares outstanding of 341,572,645; 8,132,907; 5,129,238 and 1,392,436, respectively	$16.14	$14.13	$25.64	$24.24

NUMBER OF SHARES AUTHORIZED	1,500,000,000	100,000,000	100,000,000	100,000,000

Investments in Affiliated Investment Companies at Cost	$4,975,116	$190,942	$104,540	$30,219

NET ASSETS CONSIST OF:
Paid-In Capital	$5,026,522	$279,223	$137,845	$33,057
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	31,973	631	652	203
Accumulated Net Realized Gain (Loss)	(83,425)	(89,010)	(34,001)	(3,052)
Net Unrealized Foreign Exchange Gain (Loss)	449	47	(2)	4
Net Unrealized Appreciation (Depreciation)	536,075	(75,958)	27,017	3,539

NET ASSETS	$5,511,594	$114,933	$131,511	$33,751

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	Continental Small Company Portfolio	DFA International Real Estate Securities Portfolio	DFA Global Real Estate Securities Portfolio	DFA International Small Cap Value Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$128,156	—	$694,143	—
Investments at Value (including $0, $138,661, $0 and $508,683 of securities on loan, respectively)	—	$952,214	—	$7,628,122
Temporary Cash Investments at Value & Cost	—	1,525	1,431	11,103
Collateral Received from Securities on Loan at Value & Cost	—	146,089	—	549,034
Foreign Currencies at Value	—	3,788	—	16,792
Cash	—	15	—	16
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—	—	—	17,087
Dividends, Interest and Tax Reclaims	—	3,388	—	19,111
Securities Lending Income	—	88	—	635
Fund Shares Sold	16	430	1,164	3,276
Unrealized Gain on Foreign Currency Contracts	—	5	—	42
Prepaid Expenses and Other Assets	9	26	15	56

Total Assets	128,181	1,107,568	696,753	8,245,274

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	146,089	—	549,034
Investment Securities/Affiliated Investment Companies Purchased	13	2,005	766	27,388
Fund Shares Redeemed	3	557	478	8,748
Due to Advisor	42	277	20	4,173
Accrued Expenses and Other Liabilities	17	86	28	613

Total Liabilities	75	149,014	1,292	589,956

NET ASSETS	$128,106	$958,554	$695,461	$7,655,318

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Cass Shares — based on net assets of $128,106; $958,554; $695,461 and $7,655,318 and shares outstanding of 7,564,918; 171,633,295; 83,958,133 and 473,841,038, respectively	$16.93	$5.58	$8.28	$16.16

NUMBER OF SHARES AUTHORIZED	100,000,000	700,000,000	500,000,000	2,300,000,000

Investments in Affiliated Investment Companies at Cost	$110,311	$—	$527,735	$—

Investments at Cost	$—	$1,021,442	$—	$7,877,385

Foreign Currencies at Cost	$—	$3,749	$—	$16,694

NET ASSETS CONSIST OF:
Paid-In Capital	$139,133	$1,133,390	$547,469	$7,728,221
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	597	(2,542)	5,011	37,940
Accumulated Net Realized Gain (Loss)	(29,516)	(103,196)	(23,427)	137,636
Net Unrealized Foreign Exchange Gain (Loss)	47	91	—	686
Net Unrealized Appreciation (Depreciation)	17,845	(69,189)	166,408	(249,165)

NET ASSETS	$128,106	$958,554	$695,461	$7,655,318

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	International Vector Equity Portfolio	Emerging Markets Portfolio	Emerging Markets Small Cap Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	—	$2,373,379	$1,833,749
Investments at Value (including $42,181, $0 and $0 of securities on loan, respectively)	$360,461	—	—
Temporary Cash Investments at Value & Cost	1,680	—	—
Collateral Received from Securities on Loan at Value & Cost	45,427	—	—
Foreign Currencies at Value	944	—	—
Cash	15	—	—
Receivables:
Investment Securities/Affiliated Investment Companies Sold	12	24,164	—
Dividends, Interest and Tax Reclaims	853	—	—
Securities Lending Income	40	—	—
Fund Shares Sold	160	2,872	558
Unrealized Gain on Foreign Currency Contracts	2	—	—
Prepaid Expenses and Other Assets	14	14	29

Total Assets	409,608	2,400,429	1,834,336

LIABILITIES:
Payables:
Upon Return of Securities Loaned	45,427	—	—
Investment Securities/Affiliated Investment Companies Purchased	847	—	161
Fund Shares Redeemed	37	27,036	397
Due to Advisor	135	791	676
Accrued Expenses and Other Liabilities	39	104	64

Total Liabilities	46,485	27,931	1,298

NET ASSETS	$363,123	$2,372,498	$1,833,038

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $363,123; $2,372,498 and $1,833,038 and shares outstanding of 35,328,976; 76,790,382 and 75,563,919, respectively	$10.28	$30.90	$24.26

NUMBER OF SHARES AUTHORIZED	500,000,000	500,000,000	500,000,000

Investments in Affiliated Investment Companies at Cost	$—	$1,100,696	$1,180,635

Investments at Cost	$277,138	$—	$—

Foreign Currencies at Cost	$936	$—	$—

NET ASSETS CONSIST OF:
Paid-In Capital	$276,696	$964,564	$1,122,358
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	1,086	3,270	3,213
Accumulated Net Realized Gain (Loss)	1,979	136,138	57,883
Deferred Thailand Capital Gains Tax	—	(4,215)	(3,533)
Net Unrealized Foreign Exchange Gain (Loss)	31	58	3
Net Unrealized Appreciation (Depreciation)	83,331	1,272,683	653,114

NET ASSETS	$363,123	$2,372,498	$1,833,038

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	Emerging Markets Value Portfolio	Emerging Markets Core Equity Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$11,586,667	—
Investments at Value (including $0 and $339,827 of securities on loan, respectively)	—	$4,159,334
Temporary Cash Investments at Value & Cost	—	6,026
Collateral Received from Securities on Loan at Value & Cost	—	363,260
Foreign Currencies at Value	—	2,119
Cash	—	49
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—	269
Dividends, Interest and Tax Reclaims	—	3,921
Securities Lending Income	—	423
Fund Shares Sold	16,023	25,659
Unrealized Gain on Foreign Currency Contracts	—	1
Prepaid Expenses and Other Assets	90	225

Total Assets	11,602,780	4,561,286

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	363,260
Investment Securities/Affiliated Investment Companies Purchased	13,173	5,425
Fund Shares Redeemed	2,850	4,185
Due to Advisor	3,793	1,886
Deferred Thailand Capital Gains Tax	—	5,966
Accrued Expenses and Other Liabilities	426	682

Total Liabilities	20,242	381,404

NET ASSETS	$11,582,538	$4,179,882

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $39,668 and $0 and shares outstanding of 20,471,843 and 0, respectively	$1.94	N/A

NUMBER OF SHARES AUTHORIZED	100,000,000	100,000,000 *

Institutional Class Shares — based on net assets of $11,542,870 and $4,179,882 and shares outstanding of 318,275,914 and 196,180,731, respectively	$36.27	$21.31

NUMBER OF SHARES AUTHORIZED	1,500,000,000	1,000,000,000

Investments in Affiliated Investment Companies at Cost	$8,440,891	$—

Investments at Cost	$—	$2,921,276

Foreign Currencies at Cost	$—	$2,071

NET ASSETS CONSIST OF:
Paid-In Capital	$7,903,300	$2,994,109
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	12,814	8,563
Accumulated Net Realized Gain (Loss)	536,606	(54,988)
Deferred Thailand Capital Gains Tax	(16,079)	(5,965)
Net Unrealized Foreign Exchange Gain (Loss)	121	57
Net Unrealized Appreciation (Depreciation)	3,145,776	1,238,106

NET ASSETS	$11,582,538	$4,179,882

*	Share class has not yet commenced operations. See Organization note in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	Enhanced U.S. Large Company Portfolio	U.S. Large Cap Value Portfolio*	U.S. Targeted Value Portfolio	U.S. Small Cap Value Portfolio
Investment Income
Dividends	$97	$135,162	$19,385	$52,897
Interest	1,867	33	17	34
Income from Securities Lending	—	3,106	2,001	6,907
Expenses Allocated from Affiliated Investment Company	—	(7,489)	—	—

Total Investment Income	1,964	130,812	21,403	59,838

Expenses
Investment Advisory Services Fees	79	—	1,995	12,631
Administrative Services Fees	238	9,730	4,988	18,946
Accounting & Transfer Agent Fees	39	102	242	721
S&P 500® Fees	8	—	—	—
Shareholder Servicing Fees —
Class R1 Shares	—	—	37	—
Class R2 Shares	—	—	11	—
Custodian Fees	15	—	56	115
Filing Fees	24	130	118	52
Shareholders’ Reports	3	167	96	98
Directors’/Trustees’ Fees & Expenses	1	61	19	60
Professional Fees	5	120	61	202
Other	5	57	37	128

Total Expenses	417	10,367	7,660	32,953

Net Investment Income (Loss)	1,547	120,445	13,743	26,885

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	1,013	498,315	87,567	464,145
Futures	15,127	—	(256)	—
Foreign Currency Transactions	(51)	—	—	—
In-Kind Redemptions	—	—	—	56,505
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	143	533,400	298,035	929,717
Futures	8,702	—	—	—
Translation of Foreign Currency Denominated Amounts	(171)	—	—	—

Net Realized and Unrealized Gain (Loss)	24,763	1,031,715	385,346	1,450,367

Net Increase (Decrease) in Net Assets Resulting from Operations	$26,310	$1,152,160	$399,089	$1,477,252

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio	U.S. Vector Equity Portfolio	U.S. Small Cap Portfolio
Investment Income
Dividends	$40,649	$72,293	$19,119	$27,384
Interest	18	26	8	25
Income from Securities Lending	1,290	2,935	1,374	6,255

Total Investment Income	41,957	75,254	20,501	33,664

Expenses
Investment Advisory Services Fees	4,117	8,868	4,200	889
Administrative Services Fees	—	—	—	9,485
Accounting & Transfer Agent Fees	286	508	174	348
Custodian Fees	61	80	43	79
Filing Fees	139	198	66	62
Shareholders’ Reports	45	92	40	63
Directors’/Trustees’ Fees & Expenses	23	43	14	28
Professional Fees	89	140	44	109
Other	35	60	24	52

Total Expenses	4,795	9,989	4,605	11,115

Net Investment Income (Loss)	37,162	65,265	15,896	22,549

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	848	9,966	11,302	186,403
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	406,078	767,061	260,530	519,280

Net Realized and Unrealized Gain (Loss)	406,926	777,027	271,832	705,683

Net Increase (Decrease) in Net Assets Resulting from Operations	$444,088	$842,292	$287,728	$728,232

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	U.S. Micro Cap Portfolio	DFA Real Estate Securities Portfolio	Large Cap International Portfolio	International Core Equity Portfolio
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $0, $3,664 and $9,018, respectively)	$27,428	$81,322	$40,753	$105,858
Interest	10	25	10	43
Income from Securities Lending	6,623	2,224	1,961	7,037

Total Investment Income	34,061	83,571	42,724	112,938

Expenses
Investment Advisory Services Fees	3,089	7,245	3,622	14,583
Administrative Services Fees	12,357	—	—	—
Accounting & Transfer Agent Fees	364	287	186	484
Custodian Fees	63	27	284	1,021
Filing Fees	41	72	49	192
Shareholders’ Reports	46	90	62	108
Directors’/Trustees’ Fees & Expenses	29	23	14	41
Professional Fees	101	77	68	173
Other	60	49	41	117

Total Expenses	16,150	7,870	4,326	16,719

Net Investment Income (Loss)	17,911	75,701	38,398	96,219

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	3,056	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold	246,080	(57,195)	(16,990)	19,341
Foreign Currency Transactions	—	—	383	299
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	507,946	825,263	134,897	410,019
Translation of Foreign Currency Denominated Amounts	—	—	134	333

Net Realized and Unrealized Gain (Loss)	754,026	771,124	118,424	429,992

Net Increase (Decrease) in Net Assets Resulting from Operations	$771,937	$846,825	$156,822	$526,211

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	International Small Company Portfolio*	Japanese Small Company Portfolio*	Asia Pacific Small Company Portfolio*	United Kingdom Small Company Portfolio*
Investment Income
Net Investment Income Received from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $8,231, $161, $88 and $2, respectively)	$106,298	$2,145	$3,863	$861
Interest	29	1	1	—
Income from Securities Lending	10,238	238	301	6
Expenses Allocated from Affiliated Investment Company	(6,818)	(159)	(186)	(37)

Total Net Investment Income Received from Affiliated Investment Companies	109,747	2,225	3,979	830

Fund Investment Income
Interest	15	—	—	—

Total Fund Investment Income	15	—	—	—

Fund Expenses
Administrative Services Fees	18,673	455	441	116
Accounting & Transfer Agent Fees	77	15	15	14
Filing Fees	87	16	19	15
Shareholders’ Reports	120	2	3	—
Directors’/Trustees’ Fees & Expenses	44	1	1	—
Professional Fees	89	2	2	2
Other	42	4	5	3

Total Expenses	19,132	495	486	150
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	—	25	(13)

Net Expenses	19,132	495	511	137

Net Investment Income (Loss)	90,630	1,730	3,468	693

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	157,743	(12,297)	5,129	86
Foreign Currency Transactions	1,622	76	(4)	3
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	551,254	10,741	19,235	6,121
Translation of Foreign Currency Denominated Amounts	210	31	(12)	(1)

Net Realized and Unrealized Gain (Loss)	710,829	(1,449)	24,348	6,209

Net Increase (Decrease) in Net Assets Resulting from Operations	$801,459	$281	$27,816	$6,902

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	Continental Small Company Portfolio*	DFA International Real Estate Securities Portfolio	DFA Global Real Estate Securities Portfolio	DFA International Small Cap Value Portfolio
Investment Income
Net Investment Income Received from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $366, $0, $0 and $0, respectively)	$2,317	—	—	—
Income Distributions Received from Affiliated Investment Company	—	—	$31,329	—
Interest	1	—	—	—
Income from Securities Lending	337	—	—	—
Expenses Allocated from Affiliated Investment Company	(169)	—	—	—

Total Net Investment Income Received from Affiliated Investment Companies	2,486	—	31,329	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $3,606, $0 and $12,529, respectively)	—	$53,433	—	$149,762
Interest	—	6	2	35
Income from Securities Lending	—	1,278	—	10,942

Total Fund Investment Income	—	54,717	2	160,739

Fund Expenses
Investment Advisory Services Fees	—	2,803	—	46,090
Administrative Services Fees	448	—	1,945	—
Accounting & Transfer Agent Fees	15	114	19	811
Custodian Fees	—	172	—	1,727
Filing Fees	18	49	34	108
Shareholders’ Reports	2	43	21	180
Directors’/Trustees’ Fees & Expenses	1	8	6	69
Professional Fees	2	47	15	303
Other	4	28	13	195

Total Expenses	490	3,264	2,053	49,483
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	—	(1,786)	—

Net Expenses	490	3,264	267	49,483

Net Investment Income (Loss)	1,996	51,453	31,064	111,256

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(5,002)	(52,532)	(16,221)	198,099
Foreign Currency Transactions	51	253	—	2,837
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	19,653	149,959	134,183	395,701
Translation of Foreign Currency Denominated Amounts	1	(8)	—	688

Net Realized and Unrealized Gain (Loss)	14,703	97,672	117,962	597,325

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,699	$149,125	$149,026	$708,581

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	International Vector Equity Portfolio	Emerging Markets Portfolio*	Emerging Markets Small Cap Portfolio*
Investment Income
Dividends (Net of Foreign Taxes Withheld of $594, $5,788 and $3,222, respectively)	$6,936	$47,729	$31,732
Interest	3	8	9
Income from Securities Lending	526	1,913	2,482
Expenses Allocated from Affiliated Investment Companies.	—	(3,955)	(4,366)

Total Investment Income	7,465	45,695	29,857

Expenses
Investment Advisory Services Fees	1,369	—	—
Administrative Services Fees	—	8,397	6,212
Accounting & Transfer Agent Fees	58	43	32
Custodian Fees	136	—	—
Filing Fees	24	46	48
Shareholders’ Reports	10	82	35
Directors’/Trustees’ Fees & Expenses	3	20	13
Professional Fees	12	42	26
Other	12	20	12

Total Expenses	1,624	8,650	6,378

Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	28	—	—

Net Expenses	1,652	8,650	6,378

Net Investment Income (Loss)	5,813	37,045	23,479

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	5,866	148,805	97,897
Foreign Currency Transactions	77	506	76 **
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	28,748	317,270	373,644
Translation of Foreign Currency Denominated Amounts	27	(6)	(72)
Change in Deferred Thailand Capital Gains Tax	—	(2,143)	(2,963)

Net Realized and Unrealized Gain (Loss)	34,718	464,432	468,582

Net Increase (Decrease) in Net Assets Resulting from Operations	$40,531	$501,477	$492,061

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s respective Master Fund (Affiliated Investment Companies).
**	Net of foreign capital gain taxes withheld of $179.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	Emerging Markets Value Portfolio*	Emerging Markets Core Equity Portfolio
Investment Income
Dividends (Net of Foreign Taxes Withheld of $20,141 and $8,240, respectively)	$171,616	$68,581
Interest	72	20
Income from Securities Lending	8,393	3,539
Expenses Allocated from Affiliated Investment Companies	(17,283)	—

Total Investment Income	162,798	72,140

Expenses
Investment Advisory Services Fees	—	17,369
Administrative Services Fees	35,877	—
Accounting & Transfer Agent Fees	136	372
Shareholder Servicing Fees — Class R2 Shares	69	—
Custodian Fees	—	2,452
Filing Fees	237	122
Shareholders’ Reports	231	115
Directors’/Trustees’ Fees & Expenses	88	30
Professional Fees	159	161
Other	68	76

Total Expenses	36,865	20,697

Net Investment Income (Loss)	125,933	51,443

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	577,480	35,721
Foreign Currency Transactions**	(3,090)	(776)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,724,116	789,087
Translation of Foreign Currency Denominated Amounts	2	(19)
Change in Deferred Thailand Capital Gains Tax	(9,879)	(4,133)

Net Realized and Unrealized Gain (Loss)	2,288,629	819,880

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,414,562	$871,323

* Investment	Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
**	Net of foreign capital gain taxes withheld of $1,720 and $982, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Enhanced U.S. Large Company Portfolio		U.S. Large Cap Value Portfolio		U.S. Targeted Value Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,547	$1,409	$120,445	$113,440	$13,743	$13,400
Net Realized Gain (Loss) on:
Investment Securities Sold	1,013	(24,217)	498,315	(2,244,299)	87,567	(80,571)
Futures	15,127	25,750	—	—	(256)	(823)
Foreign Currency Transactions	(51)	(1,379)	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	143	2,720	533,400	2,728,048	298,035	244,441
Futures	8,702	1,705	—	—	—	(3)
Translation of Foreign Currency Denominated Amounts	(171)	39	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	26,310	6,027	1,152,160	597,189	399,089	176,444

Distributions From:
Net Investment Income:
Class R1 Shares	—	—	—	—	(312)	(424)
Class R2 Shares	—	—	—	—	(29)	(27)
Institutional Class Shares	(1,589)	(17,802)	(116,599)	(123,996)	(12,213)	(13,728)
Net Short-Term Gains:
Institutional Class Shares	—	(1,762)	—	(6,242)	—	—

Total Distributions	(1,589)	(19,564)	(116,599)	(130,238)	(12,554)	(14,179)

Capital Share Transactions (1):
Shares Issued	15,684	58,709 *	1,304,022	1,807,041	911,104	850,582
Shares Issued in Lieu of Cash Distributions	1,525	18,404	108,979	117,409	11,528	13,641
Shares Redeemed	(49,431)	(98,676)	(1,391,178)	(1,858,197)	(521,662)	(425,490)

Net Increase (Decrease) from Capital Share Transactions	(32,222)	(21,563)	21,823	66,253	400,970	438,733

Total Increase (Decrease) in Net Assets	(7,501)	(35,100)	1,057,384	533,204	787,505	600,998
Net Assets
Beginning of Period	165,231	200,331	5,863,652	5,330,448	1,483,760	882,762

End of Period	$157,730	$165,231	$6,921,036	$5,863,652	$2,271,265	$1,483,760

(1) Shares Issued and Redeemed:
Shares Issued	2,221	9,053	74,182	140,615	65,207	88,462
Shares Issued in Lieu of Cash Distributions	224	3,392	6,369	10,018	900	1,442
Shares Redeemed	(6,983)	(17,904)	(79,010)	(145,245)	(38,952)	(44,353)
Shares Reduced by Reverse Stock Split (Note P)	—	—	—	—	(1,473)	—

Net Increase (Decrease) from Shares Issued and Redeemed	(4,538)	(5,459)	1,541	5,388	25,682	45,551

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$228	$285	$17,386	$13,540	$2,297	$1,308

* Includes	$7,414 in capital contributions related to the liquidation of The Enhanced U.S. Large Company Series. See Organization note within the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Small Cap Value Portfolio		U.S. Core Equity 1 Portfolio		U.S. Core Equity 2 Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$26,885	$16,559	$37,162	$31,729	$65,265	$55,180
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Company Shares Sold	464,145	(373,304)	848	(60,672)	9,966	(38,804)
Futures	—	570	—	683	—	3,212
In-Kind Redemptions	56,505 *	—	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Company Shares	929,717	602,920	406,078	253,827	767,061	375,912
Futures	—	—	—	(2)	—	(1)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,477,252	246,745	444,088	225,565	842,292	395,499

Distributions From:
Net Investment Income:
Institutional Class Shares	(25,747)	(69,882)	(31,326)	(31,598)	(53,941)	(55,009)

Total Distributions	(25,747)	(69,882)	(31,326)	(31,598)	(53,941)	(55,009)

Capital Share Transactions (1):
Shares Issued	1,005,684	1,293,768 **	935,366	1,158,480	1,032,528	1,847,067
Shares Issued in Lieu of Cash Distributions	24,638	67,125	28,011	30,660	52,914	54,122
Shares Redeemed	(1,596,209)*	(1,372,042)	(468,313)	(714,086)	(687,751)	(938,382)

Net Increase (Decrease) from Capital Share Transactions	(565,887)	(11,149)	495,064	475,054	397,691	962,807

Total Increase (Decrease) in Net Assets	885,618	165,714	907,826	669,021	1,186,042	1,303,297
Net Assets
Beginning of Period	5,669,659	5,503,945	1,989,583	1,320,562	3,804,325	2,501,028

End of Period	$6,555,277	$5,669,659	$2,897,409	$1,989,583	$4,990,367	$3,804,325

(1) Shares Issued and Redeemed:
Shares Issued	48,187	72,979	97,948	160,998	110,280	258,455
Shares Issued in Lieu of Cash Distributions	1,272	4,580	3,032	4,155	5,795	7,485
Shares Redeemed	(78,455)	(94,264)	(49,368)	(101,230)	(73,302)	(135,979)

Net Increase (Decrease) from Shares Issued and Redeemed	(28,996)	(16,705)	51,612	63,923	42,773	129,961

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$3,668	$2,918	$6,193	$373	$11,980	$698

* See	Note M in the Notes to Financial Statements.
** Includes	$28,400 in capital contributions related to the liquidation of The U.S. Small Cap Value Series. See Organization note within the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Vector Equity Portfolio		U.S. Small Cap Portfolio		U.S. Micro Cap Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$15,896	$14,733	$22,549	$10,818	$17,911	$10,509
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Company Shares Sold	11,302	(80,019)	186,403	(68,079)	246,080	(190,350)
Futures	—	407	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Company Shares	260,530	173,818	519,280	284,014	507,946	168,490

Net Increase (Decrease) in Net Assets Resulting from Operations	287,728	108,939	728,232	226,753	771,937	(11,351)

Distributions From:
Net Investment Income:
Institutional Class Shares	(14,799)	(16,454)	(21,528)	(26,412)	(17,526)	(57,816)

Total Distributions	(14,799)	(16,454)	(21,528)	(26,412)	(17,526)	(57,816)

Capital Share Transactions (1):
Shares Issued	375,571	508,175	754,050	877,915 *	291,712	588,720 **
Shares Issued in Lieu of Cash Distributions	14,588	16,189	20,104	24,690	16,858	56,003
Shares Redeemed	(282,779)	(289,358)	(611,402)	(647,794)	(703,060)	(681,416)

Net Increase (Decrease) from Capital Share Transactions	107,380	235,006	162,752	254,811	(394,490)	(36,693)

Total Increase (Decrease) in Net Assets	380,309	327,491	869,456	455,152	359,921	(105,860)
Net Assets
Beginning of Period	1,178,114	850,623	2,522,001	2,066,849	2,818,365	2,924,225

End of Period	$1,558,423	$1,178,114	$3,391,457	$2,522,001	$3,178,286	$2,818,365

(1) Shares Issued and Redeemed:
Shares Issued	41,113	74,700	42,652	67,035	26,534	53,716
Shares Issued in Lieu of Cash Distributions	1,659	2,427	1,220	2,058	1,594	6,981
Shares Redeemed	(30,825)	(44,108)	(35,288)	(54,475)	(63,240)	(84,421)

Net Increase (Decrease) from Shares Issued and Redeemed	11,947	33,019	8,584	14,618	(35,112)	(23,724)

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$2,968	$1,895	$4,657	$3,780	$3,227	$3,100

* Includes	$8,355 in capital contributions related to the liquidation of The U.S. Small Cap Series. See Organization note within the Notes to Financial Statements.
** Includes	$11,529 in capital contributions related to the liquidation of The U.S. Micro Cap Series. See Organization note within the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Real Estate Securities Portfolio		Large Cap International Portfolio		International Core Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$75,701	$69,730	$38,398	$36,172	$96,219	$77,941
Capital Gain Distributions Received from Investment Securities	3,056	16,169	—	—	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold	(57,195)	(106,626)	(16,990)	(150,602)	19,341	(83,575)
Futures	—	(1,065)	—	919	—	(2,556)
Foreign Currency Transactions	—	—	383	951	299	1,319
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	825,263	92,786	134,897	374,243	410,019	928,934
Futures	—	(10)	—	—	—	(15)
Translation of Foreign Currency Denominated Amounts	—	—	134	(64)	333	(108)

Net Increase (Decrease) in Net Assets Resulting from Operations	846,825	70,984	156,822	261,619	526,211	921,940

Distributions From:
Net Investment Income:
Institutional Class Shares	(70,908)	(95,934)	(40,390)	(32,286)	(83,173)	(77,469)

Total Distributions	(70,908)	(95,934)	(40,390)	(32,286)	(83,173)	(77,469)

Capital Share Transactions (1):
Shares Issued	469,431	760,871	380,265	380,682	1,275,823	1,709,907
Shares Issued in Lieu of Cash Distributions	68,782	93,552	39,047	31,081	79,558	75,441
Shares Redeemed	(643,137)	(557,875)	(283,409)	(483,605)	(631,272)	(911,026)

Net Increase (Decrease) from Capital Share Transactions	(104,924)	296,548	135,903	(71,842)	724,109	874,322

Total Increase (Decrease) in Net Assets	670,993	271,598	252,335	157,491	1,167,147	1,718,793
Net Assets
Beginning of Period	2,018,559	1,746,961	1,364,351	1,206,860	3,699,842	1,981,049

End of Period	$2,689,552	$2,018,559	$1,616,686	$1,364,351	$4,866,989	$3,699,842

(1) Shares Issued and Redeemed:
Shares Issued	25,336	61,585	20,917	26,226	128,031	227,407
Shares Issued in Lieu of Cash Distributions	3,862	7,388	2,285	2,085	8,624	9,039
Shares Redeemed	(34,560)	(45,050)	(15,664)	(34,086)	(63,215)	(123,941)

Net Increase (Decrease) from Shares Issued and Redeemed	(5,362)	23,923	7,538	(5,775)	73,440	112,505

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$12,994	$8,197	$3,984	$5,593	$16,165	$2,148

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	International Small Company Portfolio		Japanese Small Company Portfolio		Asia Pacific Small Company Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$90,630	$83,540	$1,730	$1,879	$3,468	$2,525
Net Realized Gain (Loss) on:
Investment Securities Sold	157,743	(110,040)	(12,297)	(14,110)	5,129	(8,877)
Futures	—	592	—	43	—	(89)
Foreign Currency Transactions	1,622	1,180	76	250	(4)	23
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	551,254	1,280,471	10,741	37,328	19,235	52,469
Futures	—	1	—	—	—	—
Translation of Foreign Currency Denominated Amounts	210	(297)	31	(61)	(12)	29

Net Increase (Decrease) in Net Assets Resulting from Operations	801,459	1,255,447	281	25,329	27,816	46,080

Distributions From:
Net Investment Income:
Institutional Class Shares	(84,604)	(81,118)	(1,845)	(2,426)	(3,162)	(2,724)

Total Distributions	(84,604)	(81,118)	(1,845)	(2,426)	(3,162)	(2,724)

Capital Share Transactions (1):
Shares Issued	1,099,327	890,444	11,290	18,298	28,331	18,265
Shares Issued in Lieu of Cash Distributions	80,737	77,147	1,609	2,219	2,788	2,398
Shares Redeemed	(655,189)	(956,429)	(10,460)	(62,735)	(26,115)	(26,210)

Net Increase (Decrease) from Capital Share Transactions	524,875	11,162	2,439	(42,218)	5,004	(5,547)

Total Increase (Decrease) in Net Assets	1,241,730	1,185,491	875	(19,315)	29,658	37,809
Net Assets
Beginning of Period	4,269,864	3,084,373	114,058	133,373	101,853	64,044

End of Period	$5,511,594	$4,269,864	$114,933	$114,058	$131,511	$101,853

(1) Shares Issued and Redeemed:
Shares Issued	75,592	81,822	793	1,589	1,254	1,318
Shares Issued in Lieu of Cash Distributions	5,955	6,961	116	174	135	196
Shares Redeemed	(45,123)	(89,990)	(742)	(4,937)	(1,206)	(2,055)

Net Increase (Decrease) from Shares Issued and Redeemed	36,424	(1,207)	167	(3,174)	183	(541)

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$31,973	$13,949	$631	$665	$652	$246
See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	United Kingdom Small Company Portfolio		Continental Small Company Portfolio		DFA International Real Estate Securities Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$693	$861	$1,996	$2,168	$51,453	$32,101
Net Realized Gain (Loss) on:
Investment Securities Sold	86	(2,247)	(5,002)	(7,421)	(52,532)	(36,531)
Futures	—	26	—	(137)	—	234
Foreign Currency Transactions	3	(10)	51	(49)	253	185
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	6,121	9,569	19,653	37,449	149,959	170,229
Futures	—	—	—	(1)	—	—
Translation of Foreign Currency Denominated Amounts	(1)	(6)	1	24	(8)	209

Net Increase (Decrease) in Net Assets Resulting from Operations	6,902	8,193	16,699	32,033	149,125	166,427

Distributions From:
Net Investment Income:
Institutional Class Shares	(694)	(658)	(1,863)	(2,087)	(78,863)	(11,227)

Total Distributions	(694)	(658)	(1,863)	(2,087)	(78,863)	(11,227)

Capital Share Transactions (1):
Shares Issued	2,343	4,137	15,385	14,850	236,837	331,853
Shares Issued in Lieu of Cash Distributions	537	556	1,577	1,874	78,275	11,113
Shares Redeemed	(3,200)	(10,248)	(14,618)	(29,732)	(169,149)	(150,317)

Net Increase (Decrease) from Capital Share Transactions	(320)	(5,555)	2,344	(13,008)	145,963	192,649

Total Increase (Decrease) in Net Assets	5,888	1,980	17,180	16,938	216,225	347,849
Net Assets
Beginning of Period	27,863	25,883	110,926	93,988	742,329	394,480

End of Period	$33,751	$27,863	$128,106	$110,926	$958,554	$742,329

(1) Shares Issued and Redeemed:
Shares Issued	115	288	1,040	1,344	48,350	82,981
Shares Issued in Lieu of Cash Distributions	27	36	118	148	16,761	3,104
Shares Redeemed	(155)	(733)	(978)	(2,868)	(35,159)	(38,756)

Net Increase (Decrease) from Shares Issued and Redeemed	(13)	(409)	180	(1,376)	29,952	47,329

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$203	$171	$597	$(12)	$(2,542)	$24,078

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Global Real Estate Securities Portfolio		DFA International Small Cap Value Portfolio		International Vector Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$31,064	$7,504	$111,256	$118,909	$5,813	$4,181
Net Realized Gain (Loss) on:
Investment Securities Sold	(16,221)	(6,921)	198,099	(20,925)	5,866	(3,551)
Futures	—	—	—	(9,031)	—	(232)
Foreign Currency Transactions	—	—	2,837	(2,189)	77	(23)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	134,183	66,893	395,701	1,907,503	28,748	71,485
Futures	—	—	—	(28)	—	(1)
Translation of Foreign Currency Denominated Amounts	—	—	688	(469)	27	(11)

Net Increase (Decrease) in Net Assets Resulting from Operations	149,026	67,476	708,581	1,993,770	40,531	71,848

Distributions From:
Net Investment Income:
Institutional Class Shares	(30,870)	(2,346)	(101,689)	(105,935)	(5,380)	(3,671)
Net Short-Term Gains:
Institutional Class Shares	—	(24)	—	—	—	—
Net Long-Term Gains:
Institutional Class Shares	—	—	—	(25,433)	—	—

Total Distributions	(30,870)	(2,370)	(101,689)	(131,368)	(5,380)	(3,671)

Capital Share Transactions (1):
Shares Issued	291,090	345,457	1,457,097	1,516,998	109,333	203,871
Shares Issued in Lieu of Cash Distributions	30,424	2,351	94,455	123,396	5,137	3,533
Shares Redeemed	(176,711)	(71,084)	(1,363,083)	(1,442,587)	(49,042)	(79,811)

Net Increase (Decrease) from Capital Share Transactions	144,803	276,724	188,469	197,807	65,428	127,593

Total Increase (Decrease) in Net Assets	262,959	341,830	795,361	2,060,209	100,579	195,770
Net Assets
Beginning of Period	432,502	90,672	6,859,957	4,799,748	262,544	66,774

End of Period	$695,461	$432,502	$7,655,318	$6,859,957	$363,123	$262,544

(1) Shares Issued and Redeemed:
Shares Issued	40,187	62,358	96,841	132,410	11,526	30,203
Shares Issued in Lieu of Cash Distributions	4,617	445	6,841	10,640	590	455
Shares Redeemed	(24,880)	(13,777)	(89,769)	(126,703)	(5,261)	(12,091)

Net Increase (Decrease) from Shares Issued and Redeemed	19,924	49,026	13,913	16,347	6,855	18,567

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$5,011	$4,918	$37,940	$10,232	$1,086	$715

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Portfolio		Emerging Markets Small Cap Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$37,045	$33,922	$23,479	$15,885
Net Realized Gain (Loss) on:
Investment Securities Sold	148,805	37,268	97,897	(15,114)
Futures	—	(2,712)	—	(630)
Foreign Currency Transactions	506	(28)	76 *	(178)
In-Kind Redemptions	—	17,805	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	317,270	592,684	373,644	522,143
Futures	—	(30)	—	(9)
Translation of Foreign Currency Denominated Amounts	(6)	196	(72)	168
Change in Deferred Thailand Capital Gains Tax	(2,143)	(1,264)	(2,963)	(785)

Net Increase (Decrease) in Net Assets Resulting from Operations	501,477	677,841	492,061	521,480

Distributions From:
Net Investment Income:
Institutional Class Shares	(34,414)	(33,127)	(22,294)	(16,832)
Net Short-Term Gains:
Institutional Class Shares	(2,485)	—	—	—
Net Long-Term Gains:
Institutional Class Shares	(29,814)	(20,948)	—	—

Total Distributions	(66,713)	(54,075)	(22,294)	(16,832)

Capital Share Transactions (1):
Shares Issued	464,965	448,802	468,984	278,046
Shares Issued in Lieu of Cash Distributions	60,045	48,701	18,296	15,192
Shares Redeemed	(553,564)	(663,241)	(257,967)	(211,257)

Net Increase (Decrease) from Capital Share Transactions	(28,554)	(165,738)	229,313	81,981

Total Increase (Decrease) in Net Assets	406,210	458,028	699,080	586,629
Net Assets
Beginning of Period	1,966,288	1,508,260	1,133,958	547,329

End of Period	$2,372,498	$1,966,288	$1,833,038	$1,133,958

(1) Shares Issued and Redeemed:
Shares Issued	16,688	23,617	22,700	23,468
Shares Issued in Lieu of Cash Distributions	2,260	2,705	933	1,244
Shares Redeemed	(20,100)	(36,851)	(13,059)	(18,390)

Net Increase (Decrease) from Shares Issued and Redeemed	(1,152)	(10,529)	10,574	6,322

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$3,270	$3,281	$3,213	$2,323

*	Net of foreign capital gain taxes withheld of $179.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Value Portfolio		Emerging Markets Core Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$125,933	$89,732	$51,443	$36,040
Net Realized Gain (Loss) on:
Investment Securities Sold	577,480	76,523	35,721	(25,567)
Futures	—	—	—	(873)
Foreign Currency Transactions	(3,090)*	—	(776)*	(297)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,724,116	2,867,814	789,087	981,322
Futures	—	—	—	(4)
Translation of Foreign Currency Denominated Amounts	2	—	(19)	33
Deferred Thailand Capital Gains Tax	(9,879)	—	(4,133)	(1,800)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,414,562	3,034,069	871,323	988,854

Distributions From:
Net Investment Income:
Class R2 Shares	(5,375)	(427)	—	—
Institutional Class Shares	(109,197)	(77,134)	(48,768)	(29,028)
Net Short-Term Gains:
Class R2 Shares	(513)	(76)	—	—
Institutional Class Shares	(65,356)	(36,974)	—	—
Net Long-Term Gains:
Class R2 Shares	(909)	(1,070)	—	—
Institutional Class Shares	(115,729)	(517,440)	—	—

Total Distributions	(297,079)	(633,121)	(48,768)	(29,028)

Capital Share Transactions (1):
Shares Issued	3,348,220	1,980,752	1,458,158	935,028
Shares Issued in Lieu of Cash Distributions	272,770	576,478	43,732	27,561
Shares Redeemed	(1,562,283)	(1,289,209)	(599,598)	(622,906)

Net Increase (Decrease) from Capital Share Transactions	2,058,707	1,268,021	902,292	339,683

Total Increase (Decrease) in Net Assets	4,176,190	3,668,969	1,724,847	1,299,509
Net Assets
Beginning of Period	7,406,348	3,737,379	2,455,035	1,155,526

End of Period	$11,582,538	$7,406,348	$4,179,882	$2,455,035

(1) Shares Issued and Redeemed:
Shares Issued	121,548	93,083	77,138	84,048
Shares Issued in Lieu of Cash Distributions	12,712	35,123	2,449	2,073
Shares Redeemed	(53,662)	(63,359)	(32,331)	(54,153)

Net Increase (Decrease) from Shares Issued and Redeemed	80,598	64,847	47,256	31,968

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$12,814	$12,574	$8,563	$6,664

*	Net of foreign capital gain taxes withheld of $1,720 and $982, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Enhanced U.S. Large Company Portfolio	U.S. Large Cap Value Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$6.48	$6.47	$10.91	$10.95	$9.82	$9.35	$15.81	$14.58	$24.44	$25.40	$21.93	$19.37

Income From Investment Operations
Net Investment Income (Loss)	0.07	(A)	0.05	(A)	0.39	(A)	0.30	(A)	0.12	(A)	0.29	0.33	(A)	0.31	(A)	0.36	(A)	0.33	(A)	0.38	(A)	0.30
Net Gains (Losses) on Securities (Realized and Unrealized)	1.05	0.61	(3.74)	0.45	1.19	0.37	2.76	1.28	(8.83)	(0.43)	3.50	2.49

Total From Investment Operations	1.12	0.66	(3.35)	0.75	1.31	0.66	3.09	1.59	(8.47)	(0.10)	3.88	2.79
Less Distributions
Net Investment Income	(0.07)	(0.59)	(0.36)	(0.36)	(0.18)	(0.19)	(0.32)	(0.34)	(0.35)	(0.32)	(0.35)	(0.23)
Net Realized Gains	—	(0.06)	(0.73)	(0.43)	—	—	—	(0.02)	(1.04)	(0.54)	(0.06)	—

Total Distributions	(0.07)	(0.65)	(1.09)	(0.79)	(0.18)	(0.19)	(0.32)	(0.36)	(1.39)	(0.86)	(0.41)	(0.23)
Net Asset Value, End of Period	$7.53	$6.48	$6.47	$10.91	$10.95	$9.82	$18.58	$15.81	$14.58	$24.44	$25.40	$21.93

Total Return	17.40%	12.23%	(33.89	)%(C)	7.13%	13.52%	7.08%	19.72%	11.76%	(36.63	)%(C)	(0.49)%	17.97%	14.49%
Net Assets, End of Period (thousands)	$157,730	$165,231	$200,331	$337,050	$347,216	$313,543	$6,921,036	$5,863,652	$5,330,448	$7,535,552	$6,410,086	$4,046,083
Ratio of Expenses to Average Net Assets	0.26%	0.29	%**	0.25	%(B)(D)	0.25	%(D)	0.26	%(D)	0.34	%(D)	0.28%	0.30	%(D)	0.28	%(B)(D)	0.27	%(D)	0.28	%(D)	0.30	%(D)
Ratio of Net Investment Income to Average Net Assets	0.98%	0.86%	4.74	%(B)	2.67%	1.19%	3.11%	1.86%	2.26%	1.86	%(B)	1.28%	1.64%	1.48%
Portfolio Turnover Rate	78%	46	%*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

*	For the period February 28, 2009 through October 31, 2009. Effective February 28, 2009, Enhanced U.S. Large Company Portfolio invests directly in securities rather than through the Series.
**	Represents the combined ratios for the respective portfolio and for the period November 1, 2008 through February 27, 2009, its respective pro-rata share of its Master Fund Series.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

U.S. Targeted Value Portfolio- Class R1 Shares†	U.S. Targeted Value Portfolio- Class R2 Shares†	U.S. Targeted Value Portfolio- Institutional Class Shares
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Jan. 31, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period June 30, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$11.73	$10.92	$14.69	$11.74	$10.91	$13.94	$11.70	$10.84	$15.89	$18.69	$17.33	$17.09

Income From Investment Operations
Net Investment Income (Loss)	0.07	(A)	0.12	(A)	0.13	(A)	0.05	(A)	0.10	(A)	0.05	(A)	0.09	(A)	0.12	(A)	0.18	(A)	0.20	(A)	0.21	(A)	0.32
Net Gains (Losses) on Securities (Realized and Unrealized)	3.07	0.87	(3.76)	3.07	0.88	(3.02)	3.06	0.88	(4.68)	(1.32)	2.84	1.59

Total From Investment Operations	3.14	0.99	(3.63)	3.12	0.98	(2.97)	3.15	1.00	(4.50)	(1.12)	3.05	1.91
Less Distributions
Net Investment Income	(0.12)	(0.18)	(0.14)	(0.10)	(0.15)	(0.06)	(0.09)	(0.14)	(0.15)	(0.20)	(0.25)	(0.23)
Net Realized Gains	—	—	—	—	—	—	—	—	(0.40)	(1.48)	(1.44)	(1.44)

Total Distributions	(0.12)	(0.18)	(0.14)	(0.10)	(0.15)	(0.06)	(0.09)	(0.14)	(0.55)	(1.68)	(1.69)	(1.67)
Net Asset Value, End of Period	$14.75	$11.73	$10.92	$14.76	$11.74	$10.91	$14.76	$11.70	$10.84	$15.89	$18.69	$17.33

Total Return	26.93%	9.36%	(24.96	)%(C)	26.66%	9.23%	(21.40	)%(C)	27.02%	9.47%	(29.27	)%(C)	(6.59)%	19.48%	12.17%
Net Assets, End of Period (thousands)	$41,316	$31,393	$25,599	$5,967	$2,930	$1,715	$2,223,982	$1,449,437	$855,448	$554,805	$215,338	$172,595
Ratio of Expenses to Average Net Assets	0.49%	0.52%	0.50	%(B)(E)	0.64%	0.67%	0.66	%(B)(E)	0.38%	0.41%	0.40	%(B)	0.41	%(D)**	0.46	%(D)	0.47	%(D)
Ratio of Net Investment Income to Average Net Assets	0.59%	1.12%	1.24	%(B)(E)	0.44%	0.91%	1.35	%(B)(E)	0.69%	1.19%	1.39	%(B)	1.12%	1.19%	1.91%
Portfolio Turnover Rate	20%	17%	20	%(C)	20%	17%	20	%(C)	20%	17%	20	%(C)	9	%(C)*	N/A	N/A

*	For the period March 30, 2007 through November 30, 2007. Effective March 30, 2007, U.S. Targeted Value Portfolio invests directly in securities rather than through the Series.
** Represents	the combined ratios for the respective portfolio and for the period December 1, 2006 through March 29, 2007, its respective pro-rata share of its Master Fund Series.
† All	per share amounts and net assets values have been adjusted as a result of the reverse stock split on November 19, 2010. (Note P)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

U.S. Small Cap Value Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$17.69	$16.32	$26.49	$31.59	$28.74	$27.71

Income From Investment Operations
Net Investment Income (Loss)	0.09	(A)	0.04	(A)	0.18	(A)	0.30	(A)	0.28	(A)	0.29
Net Gains (Losses) on Securities (Realized and Unrealized)	4.79	1.54	(7.86)	(2.72)	5.06	2.66

Total From Investment Operations	4.88	1.58	(7.68)	(2.42)	5.34	2.95
Less Distributions
Net Investment Income	(0.08)	(0.21)	(0.22)	(0.28)	(0.23)	(0.26)
Net Realized Gains	—	—	(2.27)	(2.40)	(2.26)	(1.66)

Total Distributions	(0.08)	(0.21)	(2.49)	(2.68)	(2.49)	(1.92)
Net Asset Value, End of Period	$22.49	$17.69	$16.32	$26.49	$31.59	$28.74

Total Return	27.69%	9.97%	(31.80	)%(C)	(8.41)%	20.29%	11.32%
Net Assets, End of Period (thousands)	$6,555,277	$5,669,659	$5,503,945	$8,802,846	$8,738,278	$6,924,234
Ratio of Expenses to Average Net Assets	0.52%	0.54	%**	0.52	%(B)(D)	0.52	%(D)	0.53	%(D)	0.55	%(D)
Ratio of Net Investment Income to Average Net Assets	0.43%	0.27%	0.86	%(B)	0.98%	0.94%	1.04%
Portfolio Turnover Rate	19%	21	%*	N/A	N/A	N/A	N/A

*	For the period February 28, 2009 through October 31, 2009. Effective February 28, 2009, U.S. Small Cap Value Portfolio invests directly in securities rather than through the Series.
**	Represents the combined ratios for the respective portfolio and for the period November 1, 2008 through February 27, 2009, its respective pro-rata share of its Master Fund Series.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Sept. 15, 2005(a) to Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Sept. 15, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period	$8.54	$7.81	$11.83	$11.50	$10.22	$10.00	$8.39	$7.73	$11.77	$11.65	$10.24	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.15	(A)	0.15	(A)	0.17	(A)	0.19	(A)	0.17	(A)	0.03	0.14	(A)	0.14	(A)	0.17	(A)	0.19	(A)	0.17	(A)	0.03
Net Gains (Losses) on Securities (Realized and Unrealized)	1.61	0.73	(4.03)	0.35	1.28	0.19	1.64	0.66	(4.04)	0.13	1.40	0.21

Total From Investment Operations	1.76	0.88	(3.86)	0.54	1.45	0.22	1.78	0.80	(3.87)	0.32	1.57	0.24
Less Distributions
Net Investment Income	(0.12)	(0.15)	(0.16)	(0.18)	(0.17)	—	(0.11)	(0.14)	(0.17)	(0.17)	(0.16)	—
Net Realized Gains	—	—	—	(0.03)	—	—	—	—	—	(0.03)	—	—

Total Distributions	(0.12)	(0.15)	(0.16)	(0.21)	(0.17)	—	(0.11)	(0.14)	(0.17)	(0.20)	(0.16)	—
Net Asset Value, End of Period	$10.18	$8.54	$7.81	$11.83	$11.50	$10.22	$10.06	$8.39	$7.73	$11.77	$11.65	$10.24

Total Return	20.80%	11.64%	(32.85	)%(C)	4.68%	14.35%	2.20	%(C)	21.41%	10.66%	(33.16	)%(C)	2.78%	15.50%	2.40	%(C)
Net Assets, End of Period (thousands)	$2,897,409	$1,989,583	$1,320,562	$1,210,031	$652,270	$123,591	$4,990,367	$3,804,325	$2,501,028	$2,939,420	$1,216,310	$182,078
Ratio of Expenses to Average Net Assets	0.20%	0.22%	0.20	%(B)	0.20%	0.23%	0.23	%(B)(E)	0.23%	0.24%	0.23	%(B)	0.23%	0.26%	0.26	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.20%	0.22%	0.20	%(B)	0.20%	0.23%	0.37	%(B)(E)	0.23%	0.24%	0.23	%(B)	0.23%	0.26%	0.38	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.53%	2.02%	1.78	%(B)	1.53%	1.52%	1.85	%(B)(E)	1.47%	1.89%	1.77	%(B)	1.55%	1.55%	1.92	%(B)(E)
Portfolio Turnover Rate	4%	7%	5	%(C)	10%	6%	0	%(C)	7%	4%	8	%(C)	7%	5%	0	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Vector Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Period Dec. 30, 2005(a) to Nov. 30, 2006
Net Asset Value, Beginning of Period	$8.03	$7.48	$11.38		$11.79	$10.00

Income From Investment Operations
Net Investment Income (Loss)(A)	0.10	0.11	0.15		0.16	0.13
Net Gains (Losses) on Securities (Realized and Unrealized)	1.79	0.57	(3.89)		(0.25)	1.73

Total From Investment Operations	1.89	0.68	(3.74)		(0.09)	1.86
Less Distributions
Net Investment Income	(0.10)	(0.13)	(0.16)		(0.14)	(0.07)
Net Realized Gains	—	—	—		(0.18)	—

Total Distributions	(0.10)	(0.13)	(0.16)		(0.32)	(0.07)
Net Asset Value, End of Period	$9.82	$8.03	$7.48		$11.38	$11.79

Total Return	23.65%	9.47%	(33.29	)%(C)	(0.87)%	18.65	%(C)
Net Assets, End of Period (thousands)	$1,558,423	$1,178,114	$850,623		$959,742	$403,312
Ratio of Expenses to Average Net Assets	0.33%	0.35%	0.34	%(B)	0.34%	0.36	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.33%	0.35%	0.34	%(B)	0.33%	0.39	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.13%	1.60%	1.66	%(B)	1.29%	1.24	%(B)(E)
Portfolio Turnover Rate	11%	11%	11	%(C)	14%	24	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

U.S. Small Cap Portfolio	U.S. Micro Cap Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$14.89	$13.35	$20.64	$22.46	$20.75	$19.13	$9.57	$9.19	$14.80	$16.83	$15.91	$15.06

Income From Investment Operations
Net Investment Income (Loss)	0.13	(A)	0.06	(A)	0.14	(A)	0.21	(A)	0.17	(A)	0.15	0.06	(A)	0.03	(A)	0.10	(A)	0.14	(A)	0.10	(A)	0.07
Net Gains (Losses) on Securities (Realized and Unrealized)	4.17	1.65	(6.08)	(0.66)	2.84	1.75	2.68	0.54	(4.32)	(0.69)	2.04	1.43

Total From Investment Operations	4.30	1.71	(5.94)	(0.45)	3.01	1.90	2.74	0.57	(4.22)	(0.55)	2.14	1.50
Less Distributions
Net Investment Income	(0.13)	(0.17)	(0.17)	(0.21)	(0.13)	(0.13)	(0.06)	(0.19)	(0.13)	(0.13)	(0.08)	(0.06)
Net Realized Gains	—	—	(1.18)	(1.16)	(1.17)	(0.15)	—	—	(1.26)	(1.35)	(1.14)	(0.59)

Total Distributions	(0.13)	(0.17)	(1.35)	(1.37)	(1.30)	(0.28)	(0.06)	(0.19)	(1.39)	(1.48)	(1.22)	(0.65)
Net Asset Value, End of Period	$19.06	$14.89	$13.35	$20.64	$22.46	$20.75	$12.25	$9.57	$9.19	$14.80	$16.83	$15.91

Total Return	28.99%	13.08%	(30.67	)%(C)	(2.17)%	15.49%	10.04%	28.77%	6.61%	(31.33	)%(C)	(3.63)%	14.52%	10.33%
Net Assets, End of Period (thousands)	$3,391,457	$2,522,001	$2,066,849	$3,285,093	$3,297,199	$2,641,670	$3,178,286	$2,818,365	$2,924,225	$4,700,371	$4,824,003	$3,949,511
Ratio of Expenses to Average Net Assets	0.37%	0.40	%**	0.38	%(B)(D)	0.38	%(D)	0.38	%(D)	0.40	%(D)	0.52%	0.54	%**	0.53	%(B)(D)	0.52	%(D)	0.53	%(D)	0.55	%(D)
Ratio of Net Investment Income to Average Net Assets	0.76%	0.50%	0.86	%(B)	0.95%	0.82%	0.78%	0.58%	0.38%	0.91	%(B)	0.89%	0.64%	0.48%
Portfolio Turnover Rate	19%	17	%*	N/A	N/A	N/A	N/A	9%	12	%*	N/A	N/A	N/A	N/A

*	For the period February 28, 2009 through October 31, 2009. Effective February 28, 2009, the Portfolios invest directly in securities rather than through the Series.
**	Represents the combined ratios for the respective portfolio and for the period November 1, 2008 through February 27, 2009, its respective pro-rata share of its Master Fund Series.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA Real Estate Securities Portfolio	Large Cap International Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$15.29	$16.16	$27.20	$33.80	$25.75	$23.02	$18.02	$14.81	$27.18	$23.60	$19.00	$17.31

Income From Investment Operations
Net Investment Income (Loss)	0.58	(A)	0.58	(A)	0.64	(A)	0.62	(A)	0.64	(A)	0.82	0.48	(A)	0.48	(A)	0.68	(A)	0.68	(A)	0.55	(A)	0.44
Net Gains (Losses) on Securities (Realized and Unrealized)	5.92	(0.62)	(9.28)	(5.64)	8.84	3.33	1.43	3.16	(12.06)	3.57	4.68	1.72

Total From Investment Operations	6.50	(0.04)	(8.64)	(5.02)	9.48	4.15	1.91	3.64	(11.38)	4.25	5.23	2.16
Less Distributions
Net Investment Income	(0.55)	(0.83)	(0.30)	(0.70)	(1.02)	(0.86)	(0.51)	(0.43)	(0.64)	(0.67)	(0.63)	(0.47)
Net Realized Gains.	—	—	(2.10)	(0.88)	(0.41)	(0.56)	—	—	(0.35)	—	—	—

Total Distributions	(0.55)	(0.83)	(2.40)	(1.58)	(1.43)	(1.42)	(0.51)	(0.43)	(0.99)	(0.67)	(0.63)	(0.47)
Net Asset Value, End of Period	$21.24	$15.29	$16.16	$27.20	$33.80	$25.75	$19.42	$18.02	$14.81	$27.18	$23.60	$19.00

Total Return	43.21%	0.98%	(34.46	)%(C)	(15.45)%	38.23%	18.81%	10.99%	25.20%	(43.14	)%(C)	18.18%	28.00%	12.73%
Net Assets, End of Period (thousands)	$2,689,552	$2,018,559	$1,746,961	$2,671,457	$2,837,026	$1,836,650	$1,616,686	$1,364,351	$1,206,860	$2,224,180	$1,673,239	$1,125,455
Ratio of Expenses to Average Net Assets	0.33%	0.36%	0.33	%(B)	0.33%	0.33%	0.37%	0.30%	0.32%	0.29	%(B)	0.29%	0.29%	0.37%
Ratio of Net Investment Income to Average Net Assets	3.13%	4.54%	3.01	%(B)	1.99%	2.25%	3.11%	2.65%	3.14%	3.18	%(B)	2.62%	2.56%	2.41%
Portfolio Turnover Rate	2%	2%	13	%(C)	17%	10%	3%	7%	12%	12	%(C)	5%	4%	4%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	International Core Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Sept. 15, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period	$9.79	$7.46	$14.35		$12.82	$10.07	$10.00

Income From Investment Operations
Net Investment Income (Loss)(A)	0.23	0.23	0.37		0.35	0.28	0.04
Net Gains (Losses) on Securities (Realized and Unrealized)	0.96	2.32	(6.76)		1.54	2.71	0.03

Total From Investment Operations	1.19	2.55	(6.39)		1.89	2.99	0.07
Less Distributions
Net Investment Income	(0.20)	(0.22)	(0.35)		(0.32)	(0.24)	—
Net Realized Gains	—	—	(0.15)		(0.04)	—	—

Total Distributions	(0.20)	(0.22)	(0.50)		(0.36)	(0.24)	—
Net Asset Value, End of Period	$10.78	$9.79	$7.46		$14.35	$12.82	$10.07

Total Return	12.48%	34.81%	(45.76	)%(C)	14.83%	30.06%	0.70	%(C)
Net Assets, End of Period (thousands)	$4,866,989	$3,699,842	$1,981,049		$2,342,187	$851,077	$121,249
Ratio of Expenses to Average Net Assets	0.40%	0.41%	0.41	%(B)	0.41%	0.48%	0.49	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.40%	0.41%	0.41	%(B)	0.41%	0.46%	0.90	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	2.31%	2.84%	3.39	%(B)	2.49%	2.35%	1.89	%(B)(E)
Portfolio Turnover Rate	2%	5%	4	%(C)	4%	2%	0	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	International Small Company Portfolio							Japanese Small Company Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$13.99	$10.07	$20.80		$19.43	$16.19	$14.12	$14.32	$11.97	$16.75		$17.23	$17.97	$13.99

Income From Investment Operations
Net Investment Income (Loss)(A)	0.28	0.28	0.44		0.43	0.36	0.31	0.22	0.22	0.29		0.27	0.22	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	2.13	3.91	(9.55)		2.07	4.02	2.38	(0.18)	2.39	(4.78)		(0.52)	(0.73)	4.00

Total From Investment Operations	2.41	4.19	(9.11)		2.50	4.38	2.69	0.04	2.61	(4.49)		(0.25)	(0.51)	4.16
Less Distributions
Net Investment Income	(0.26)	(0.27)	(0.45)		(0.46)	(0.36)	(0.29)	(0.23)	(0.26)	(0.29)		(0.23)	(0.23)	(0.18)
Net Realized Gains	—	—	(1.17)		(0.67)	(0.78)	(0.33)	—	—	—		—	—	—

Total Distributions	(0.26)	(0.27)	(1.62)		(1.13)	(1.14)	(0.62)	(0.23)	(0.26)	(0.29)		(0.23)	(0.23)	(0.18)
Net Asset Value, End of Period	$16.14	$13.99	$10.07		$20.80	$19.43	$16.19	$14.13	$14.32	$11.97		$16.75	$17.23	$17.97

Total Return	17.61%	42.34%	(47.13	)%(C)	13.29%	28.51%	19.74%	0.33%	22.08%	(27.16	)%(C)	(1.51)%	(2.94)%	30.13%
Net Assets, End of Period (thousands)	$5,511,594	$4,269,864	$3,084,373		$5,597,209	$4,546,071	$2,725,231	$114,933	$114,058	$133,373		$199,080	$168,957	$169,995
Ratio of Expenses to Average Net Assets (D)	0.56%	0.57%	0.55	%(B)	0.55%	0.56%	0.64%	0.57%	0.59%	0.58	%(B)	0.56%	0.61%	0.68%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.56%	0.57%	0.55	%(B)	0.55%	0.56%	0.64%	0.57%	0.59%	0.58	%(B)	0.56%	0.58%	0.68%
Ratio of Net Investment Income to Average Net Assets	1.94%	2.48%	2.90	%(B)	2.03%	2.04%	2.05%	1.52%	1.68%	2.18	%(B)	1.51%	1.19%	1.03%
See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Asia Pacific Small Company Portfolio	United Kingdom Small Company Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$20.59	$11.67	$28.73	$20.26	$15.28	$14.54	$19.83	$14.27	$31.29	$32.97	$24.65	$23.47

Income From Investment Operations
Net Investment Income (Loss)	0.69	(A)	0.50	(A)	0.83	(A)	0.79	(A)	0.64	(A)	0.70	0.50	(A)	0.55	(A)	0.77	(A)	0.78	(A)	0.61	(A)	0.64	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	4.99	8.95	(17.04)	8.43	4.92	0.54	4.41	5.44	(15.84)	(0.08)	9.61	2.15

Total From Investment Operations	5.68	9.45	(16.21)	9.22	5.56	1.24	4.91	5.99	(15.07)	0.70	10.22	2.79
Less Distributions
Net Investment Income	(0.63)	(0.53)	(0.85)	(0.75)	(0.58)	(0.50)	(0.50)	(0.43)	(0.72)	(1.03)	(0.68)	(0.59)
Net Realized Gains	—	—	—	—	—	—	—	—	(1.22)	(1.35)	(1.22)	(1.02)
Return of Capital	—	—	—	—	—	—	—	—	(0.01)	—	—	—

Total Distributions	(0.63)	(0.53)	(0.85)	(0.75)	(0.58)	(0.50)	(0.50)	(0.43)	(1.95)	(2.38)	(1.90)	(1.61)
Net Asset Value, End of Period	$25.64	$20.59	$11.67	$28.73	$20.26	$15.28	$24.24	$19.83	$14.27	$31.29	$32.97	$24.65

Total Return	28.36%	84.11%	(57.94	)%(C)	46.55%	37.52%	8.81%	25.37%	42.81%	(50.97	)%(C)	1.94%	44.15%	12.35%
Net Assets, End of Period (thousands)	$131,511	$101,853	$64,044	$146,307	$71,537	$38,927	$33,751	$27,863	$25,883	$37,139	$31,808	$20,578
Ratio of Expenses to Average Net Assets(D)	0.63%	0.65%	0.62	%(B)	0.62%	0.64%	0.74%	0.60%	0.61%	0.59	%(B)	0.59%	0.60%	0.70%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Expenses)(D)	0.61%	0.65%	0.61	%(B)	0.59%	0.64%	0.86%	0.64%	0.70%	0.65	%(B)	0.62%	0.67%	0.89%
Ratio of Net Investment Income to Average Net Assets	3.14%	3.53%	3.85	%(B)	3.13%	3.68%	3.89%	2.39%	3.62%	3.41	%(B)	2.28%	2.20%	2.70%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Continental Small Company Portfolio	DFA International Real Estate Securities Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Period March 1, 2007(a) to Nov. 30, 2007
Net Asset Value, Beginning of Period	$15.02	$10.73	$22.95	$20.47	$15.78	$14.12	$5.24	$4.18	$9.35	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.27	(A)	0.28	(A)	0.52	(A)	0.40	(A)	0.31	(A)	0.21	0.31	(A)	0.26	(A)	0.34	(A)	0.23	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	1.89	4.29	(11.32)	3.00	6.28	2.28	0.58	0.91	(5.08)	(0.76)

Total From Investment Operations	2.16	4.57	(10.80)	3.40	6.59	2.49	0.89	1.17	(4.74)	(0.53)
Less Distributions
Net Investment Income	(0.25)	(0.28)	(0.45)	(0.38)	(0.34)	(0.30)	(0.55)	(0.11)	(0.43)	(0.12)
Net Realized Gains	—	—	(0.96)	(0.54)	(1.56)	(0.53)	—	—	—	—
Return of Capital	—	—	(0.01)	—	—	—	—	—	—	—

Total Distributions	(0.25)	(0.28)	(1.42)	(0.92)	(1.90)	(0.83)	(0.55)	(0.11)	(0.43)	(0.12)
Net Asset Value, End of Period	$16.93	$15.02	$10.73	$22.95	$20.47	$15.78	$5.58	$5.24	$4.18	$9.35

Total Return	14.85%	43.12%	(49.89	)%(C)	16.99%	46.33%	18.42%	18.96%	29.25%	(52.85	)%(C)	(5.38	)%(C)
Net Assets, End of Period (thousands)	$128,106	$110,926	$93,988	$170,909	$90,261	$52,061	$958,554	$742,329	$394,480	$336,840
Ratio of Expenses to Average Net Assets	0.59	%(D)	0.62	%(D)	0.59	%(B)(D)	0.61	%(D)	0.62	%(D)	0.71	%(D)	0.41%	0.43%	0.44	%(B)	0.48	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.59	%(D)	0.61	%(D)	0.59	%(B)(D)	0.57	%(D)	0.61	%(D)	0.78	%(D)	0.41%	0.43%	0.44	%(B)	0.48	%(B)(E)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.78	%(D)	2.39%	3.04	%(B)	1.70%	1.78%	1.77%	6.42%	6.40%	5.20	%(B)	3.50	%(B)(E)
Portfolio Turnover Rate	N/A	N/A	N/A	N/A	N/A	N/A	6%	5%	1	%(C)	2	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Global Real Estate Securities Portfolio						DFA International Small Cap Value Portfolio
	Year Ended Oct. 31, 2010		Year Ended Oct. 31, 2009		Period June 4, 2008(a) to Oct. 31, 2008		Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$6.75		$6.04		$10.00		$14.92	$10.82	$22.05		$21.71	$17.57	$15.16

Income From Investment Operations
Net Investment Income (Loss)(A)	0.40		0.19		—		0.24	0.26	0.52		0.46	0.36	0.40
Net Gains (Losses) on Securities (Realized and Unrealized)	1.60		0.62		(3.96)		1.22	4.14	(9.60)		1.66	4.95	2.77

Total From Investment Operations	2.00		0.81		(3.96)		1.46	4.40	(9.08)		2.12	5.31	3.17
Less Distributions
Net Investment Income	(0.47)		(0.10)		—		(0.22)	(0.24)	(0.58)		(0.53)	(0.38)	(0.36)
Net Realized Gains	—		—		—		—	(0.06)	(1.57)		(1.25)	(0.79)	(0.40)

Total Distributions	(0.47)		(0.10)		—		(0.22)	(0.30)	(2.15)		(1.78)	(1.17)	(0.76)
Net Asset Value, End of Period	$8.28		$6.75		$6.04		$16.16	$14.92	$10.82		$22.05	$21.71	$17.57

Total Return	31.38%		13.81%		(39.60	)%(C)	10.01%	41.42%	(45.17	)%(C)	10.25%	31.73%	21.75%
Net Assets, End of Period (thousands)	$695,461		$432,502		$90,672		$7,655,318	$6,859,957	$4,799,748		$8,180,859	$6,733,067	$4,128,428
Ratio of Expenses to Average Net Assets	0.41	%(D)	0.47	%(D)	0.54	%(B)(D)(E)	0.70%	0.71%	0.69	%(B)	0.69%	0.70%	0.75%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.73	%(D)	0.79	%(D)	0.86	%(B)(D)(E)	0.70%	0.71%	0.69	%(B)	0.69%	0.70%	0.75%
Ratio of Net Investment Income to Average Net Assets	5.59%		3.40%		(0.04	)%(B)(E)	1.57%	2.19%	3.22	%(B)	2.03%	1.85%	2.44%
Portfolio Turnover Rate	N/A		N/A		N/A		18%	22%	16	%(C)	18%	14%	13%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	International Vector Equity Portfolio				Emerging Markets Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period August 14, 2008(a) to Oct. 31, 2008		Year Ended Oct. 31, 2010		Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$9.22	$6.74	$10.00		$25.23		$17.05		$35.23		$25.40		$19.89		$15.61

Income From Investment Operations
Net Investment Income (Loss) (A)	0.18	0.17	0.06		0.48		0.42		0.70		0.64		0.48		0.58
Net Gains (Losses) on Securities (Realized and Unrealized)	1.05	2.46	(3.32)		6.07		8.42		(16.85)		9.88		5.61		4.13

Total From Investment Operations	1.23	2.63	(3.26)		6.55		8.84		(16.15)		10.52		6.09		4.71
Less Distributions
Net Investment Income	(0.17)	(0.15)	—		(0.46)		(0.41)		(0.69)		(0.53)		(0.58)		(0.43)
Net Realized Gains	—	—	—		(0.42)		(0.25)		(1.34)		(0.16)		—		—

Total Distributions	(0.17)	(0.15)	—		(0.88)		(0.66)		(2.03)		(0.69)		(0.58)		(0.43)
Net Asset Value, End of Period	$10.28	$9.22	$6.74		$30.90		$25.23		$17.05		$35.23		$25.40		$19.89

Total Return	13.62%	39.52%	(32.60	)%(C)	26.53%		53.39%		(48.37	)%(C)	42.08%		31.31%		30.65%
Net Assets, End of Period (thousands)	$363,123	$262,544	$66,774		$2,372,498		$1,966,288		$1,508,260		$3,388,442		$2,344,990		$1,805,186
Ratio of Expenses to Average Net Assets	0.54%	0.60%	0.60	%(B)(E)	0.60	%(D)	0.62	%(D)	0.60	%(B)(D)	0.60	%(D)	0.61	%(D)	0.69	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.53%	0.59%	1.15	%(B)(E)	0.60	%(D)	0.62	%(D)	0.60	%(B)(D)	0.60	%(D)	0.61	%(D)	0.69	%(D)
Ratio of Net Investment Income to Average Net Assets	1.91%	2.31%	3.01	%(B)(E)	1.76%		2.15%		2.59	%(B)	2.12%		2.13%		3.28%
Portfolio Turnover Rate	5%	8%	0	%(C)	N/A		N/A		N/A		N/A		N/A		N/A

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Small Cap Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$17.45	$9.33	$23.74		$17.96	$13.37	$11.44

Income From Investment Operations
Net Investment Income (Loss)(A)	0.34	0.26	0.44		0.31	0.30	0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	6.79	8.14	(12.95)		6.86	4.86	2.37

Total From Investment Operations	7.13	8.40	(12.51)		7.17	5.16	2.64
Less Distributions
Net Investment Income	(0.32)	(0.28)	(0.41)		(0.26)	(0.26)	(0.22)
Net Realized Gains	—	—	(1.49)		(1.13)	(0.31)	(0.49)

Total Distributions	(0.32)	(0.28)	(1.90)		(1.39)	(0.57)	(0.71)
Net Asset Value, End of Period	$24.26	$17.45	$9.33		$23.74	$17.96	$13.37

Total Return	41.33%	91.35%	(57.00	)%(C)	42.58%	39.95%	24.27%
Net Assets, End of Period (thousands)	$1,833,038	$1,133,958	$547,329		$1,458,152	$838,948	$482,378
Ratio of Expenses to Average Net Assets(D)	0.78%	0.80%	0.77	%(B)	0.78%	0.81%	0.97%
Ratio of Net Investment Income to Average Net Assets	1.70%	2.05%	2.61	%(B)	1.48%	1.92%	2.21%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Emerging Markets Value Portfolio-Class R2 Shares	Emerging Markets Value Portfolio-Institutional Class Shares
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Jan. 29, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$2.50	$4.56	$10.00	$28.90	$19.36	$45.85	$31.26	$22.86	$17.93

Income from Investment Operations
Net Investment Income (Loss)	0.03	(A)	0.03	(A)	0.21	(A)	0.45	(A)	0.38	(A)	0.98	(A)	0.78	(A)	0.60	(A)	0.50
Net Gains (Losses) on Securities (Realized and Unrealized)	0.49	1.14	(4.93)	8.01	12.41	(25.48)	14.82	8.65	4.96

Total from Investment Operations	0.52	1.17	(4.72)	8.46	12.79	(24.50)	15.60	9.25	5.46
Less Distributions
Net Investment Income	(0.38)	(0.32)	(0.72)	(0.39)	(0.34)	(1.00)	(0.63)	(0.60)	(0.44)
Net Realized Gains	(0.70)	(2.91)	—	(0.70)	(2.91)	(0.99)	(0.38)	(0.25)	(0.09)

Total Distributions	(1.08)	(3.23)	(0.72)	(1.09)	(3.25)	(1.99)	(1.01)	(0.85)	(0.53)
Net Asset Value, End of Period	$1.94	$2.50	$4.56	$36.27	$28.90	$19.36	$45.85	$31.26	$22.86

Total Return	29.71%	78.29%	(50.51	)%(C)	30.04%	78.59%	(55.65	)%(C)	50.98%	41.55%	31.06%
Net Assets, End of Period (thousands)	$39,668	$5,082	$1,799	$11,542,870	$7,401,266	$3,735,580	$7,485,802	$4,283,696	$2,077,480
Ratio of Expenses to Average Net Assets (D)	0.86%	0.90%	0.92	%(B)(E)	0.60%	0.62%	0.60	%(B)	0.60%	0.63%	0.70%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.39%	3.35	%(B)(E)	1.40%	1.76%	2.82	%(B)	2.00%	2.22%	2.45%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Emerging Markets Core Equity Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period April 5, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period	$16.49	$9.88	$21.20	$15.13	$11.54	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.30	(A)	0.25	(A)	0.43	(A)	0.35	(A)	0.27	(A)	0.10
Net Gains (Losses) on Securities (Realized and Unrealized)	4.81	6.56	(11.27)	6.10	3.54	1.51

Total From Investment Operations	5.11	6.81	(10.84)	6.45	3.81	1.61
Less Distributions
Net Investment Income	(0.29)	(0.20)	(0.40)	(0.32)	(0.22)	(0.07)
Net Realized Gains	—	—	(0.08)	(0.06)	—	—

Total Distributions	(0.29)	(0.20)	(0.48)	(0.38)	(0.22)	(0.07)
Net Asset Value, End of Period	$21.31	$16.49	$9.88	$21.20	$15.13	$11.54

Total Return	31.30%	69.47%	(51.93	)%(C)	43.20%	33.39%	16.12	%(C)
Net Assets, End of Period (thousands)	$4,179,882	$2,455,035	$1,155,526	$1,829,466	$822,136	$218,563
Ratio of Expenses to Average Net Assets	0.65%	0.67%	0.65	%(B)	0.65%	0.74%	1.00	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.65%	0.67%	0.65	%(B)	0.65%	0.72%	1.09	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.63%	2.03%	2.62	%(B)	1.87%	2.02%	1.79	%(B)(E)
Portfolio Turnover Rate	4%	6%	3	%(C)	2%	6%	2	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors.The Fund consists of fifty-eight operational portfolios, of which twenty-five (the “Portfolios”) are included in this report and the remaining thirty-three are presented in separate reports.

Of the Portfolios, eight invest in one or more series of The DFA Investment Trust Company, one invests in the Dimensional Emerging Markets Value Fund, and the DFA Global Real Estate Securities Portfolio invests in two portfolios of the DFA Investment Dimensions Group Inc.

Feeder Funds	Master Funds	Percentage Ownership at 10/31/10
U.S. Large Cap Value Portfolio	The U.S. Large Cap Value Series	79%
Japanese Small Company Portfolio	The Japanese Small Company Series	9%
Asia Pacific Small Company Portfolio	The Asia Pacific Small Company Series	14%
United Kingdom Small Company Portfolio	The United Kingdom Small Company Series	3%
Continental Small Company Portfolio	The Continental Small Company Series	6%
Emerging Markets Portfolio	The Emerging Markets Series	94%
Emerging Markets Small Cap Portfolio	The Emerging Markets Small Cap Series	97%
Emerging Markets Value Portfolio	Dimensional Emerging Markets Value Fund	97%

Fund of Funds
International Small Company Portfolio	The Japanese Small Company Series	91%
	The Asia Pacific Small Company Series	86%
	The United Kingdom Small Company Series	97%
	The Continental Small Company Series	94%
	The Canadian Small Company Series	100%
DFA Global Real Estate Securities Portfolio	DFA Real Estate Securities Portfolio	14%
	DFA International Real Estate Securities Portfolio	32%

Each feeder fund and fund of funds (collectively, “Feeder Funds) invests primarily in a corresponding master fund(s) (“Master Fund”) as indicated. International Small Company Portfolio and DFA Global Real Estate Securities Portfolio also invest in short-term temporary cash investments.

The financial statements of the Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

Prior to March 30, 2007, U.S.Targeted Value Portfolio invested substantially all of its assets in shares of The U.S. Targeted Value Series. At the close of business on March 29, 2007, U.S. Targeted Value Portfolio received its pro-rata share of cash and securities from The U.S. Targeted Value Series in a complete liquidation of its interest in the Series. Effective March 30, 2007, U.S. Targeted Value Portfolio invests directly in securities rather than through the Series and maintains the same investment objective.

On January 29, 2008, Class R2 shares of Emerging Markets Value Portfolio commenced operations. On January 31, 2008, Class R1 Shares and on June 30, 2008, Class R2 Shares of U.S. Targeted Value Portfolio commenced operations. The Class R1 Shares and Class R2 Shares of each Portfolio of the Fund (except U.S. Small Cap Value Portfolio, U.S. Micro Cap Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio and Emerging Markets Small Cap Portfolio), contained in this report, had not commenced operations as of October 31, 2010. Class R1 and Class R2 Shares of each Portfolio have 100,000,000 authorized shares.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation §301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

Effective February 28, 2009, Enhanced U.S. Large Company Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio and U.S. Micro Cap Portfolio invest directly in securities rather than through a Master Fund. See Federal Income Taxes note for more information regarding these transactions.

Effective November 1, 2009, Dimensional Emerging Markets Value Fund (“DEM II”), a master fund in a master-feeder structure, elected with the consent of its Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation §301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for DEM II is a result of the treatment of a partnership for book purposes. DEM II and the Portfolio will maintain their books and records and present their financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—     Level 1 – quoted prices in active markets for identical securities

—     Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—     Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Securities held by Enhanced U.S. Large Company Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio and DFA Real Estate Securities Portfolio (the “Domestic Equity Portfolios”) and Large Cap International Portfolio, International Core Equity Portfolio, DFA International Real Estate Securities

Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio and Emerging Markets Core Equity Portfolio (the “International Equity Portfolios”), including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements.

Debt Securities held by Enhanced U.S. Large Company Portfolio, (the “Fixed Income Portfolio”), are valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These valuations are classified as Level 2 in the hierarchy.

Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Master Fund shares held by International Small Company Portfolio and DFA Global Real Estate Securities Portfolio are valued at their respective daily net asset value. The Feeder Funds’ investments reflect proportionate interest in the net assets of their corresponding Master Fund. These valuations are classified as Level 1 in the hierarchy.

A summary of inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolios did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Foreign Currency Translation:    Securities and other assets and liabilities of Enhanced U.S. Large Company Portfolio and the International Equity Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. Enhanced U.S. Large Company Portfolio also enters into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked to market daily based on daily forward exchange rates.

The International Equity Portfolios do not isolate the effect of fluctuation in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized. However, Enhanced U.S. Large Company Portfolio does isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and Enhanced U.S. Large Company Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses or Other Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the

Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

4.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

Class R1 Shares, Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Portfolio. Income, gains and losses, and common expenses of the Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

U.S. Large Cap Value Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio each recognize their pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis, from their respective Master Funds, which are treated as partnerships for federal income tax purposes.

The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Emerging Markets Core Equity Portfolio’s investments in Thailand and the investments in Thailand held by the Master Funds of Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. Emerging Markets Core Equity Portfolio and the Master Funds of Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio each accrues for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities. These funds are also subject to a 15% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

C. Investment Advisor and Administrator:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to all Portfolios. The Advisor receives no additional compensation for the investment advisory services it provides to the Feeder Funds. The Advisor provides administrative services to the Feeder Funds, including supervision of services provided by others, providing information to shareholders and the Board of Directors/Trustees, and other administrative services.

For the year ended October 31, 2010, the Portfolios’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Enhanced U.S. Large Company Portfolio*	0.05%
U.S. Targeted Value Portfolio*	0.10%

U.S. Small Cap Value Portfolio*	0.20%
U.S. Core Equity 1 Portfolio	0.17%
U.S. Core Equity 2 Portfolio	0.20%
U.S. Vector Equity Portfolio	0.30%
U.S. Small Cap Portfolio*	0.03%
U.S. Micro Cap Portfolio*	0.10%
DFA Real Estate Securities Portfolio	0.30%
Large Cap International Portfolio	0.25%
International Core Equity Portfolio	0.35%
DFA International Real Estate Securities Portfolio	0.35%
DFA Global Real Estate Securities Portfolio	0.35%
DFA International Small Cap Value Portfolio	0.65%
International Vector Equity Portfolio	0.45%
Emerging Markets Core Equity Portfolio	0.55%

For the year ended October 31, 2010, the Feeder Funds’ and Enhanced U.S. Large Company Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio and U.S. Micro Cap Portfolio administrative services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Enhanced U.S. Large Company Portfolio*	0.15%
U.S. Large Cap Value Portfolio	0.15%
U.S. Targeted Value Portfolio*	0.25%
U.S. Small Cap Value Portfolio*	0.30%
U.S. Small Cap Portfolio*	0.32%
U.S. Micro Cap Portfolio*	0.40%
International Small Company Portfolio	0.40%
Japanese Small Company Portfolio	0.40%
Asia Pacific Small Company Portfolio	0.40%
United Kingdom Small Company Portfolio	0.40%
Continental Small Company Portfolio	0.40%
Emerging Markets Portfolio	0.40%
Emerging Markets Small Cap Portfolio	0.45%
Emerging Markets Value Portfolio	0.40%

* Effective March 30, 2007, U.S. Targeted Value Portfolio, and on February 28, 2009, Enhanced U.S. Large Company Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio and U.S. Micro Cap Portfolio no longer invest substantially all of their assets in their respective Series. Instead, the Portfolios’ assets are managed directly in accordance with the Portfolios’ investment objective and strategies, pursuant to an investment management agreement between the Fund, on behalf of the Portfolios, and Dimensional, which previously was the manager of the Series’ assets. The investment advisory fee paid by the Portfolios are identical to the advisory fee that was charged to the Series.

Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive certain fees, including administration/advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver and Expense Assumption Agreement for the Portfolios below will remain in effect through March 1, 2011, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended October 31, 2010, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees subject to future recovery by the Advisor are also reflected below (amounts in thousands). The Portfolios are not obligated to reimburse the

Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limits	Recovery of Previously Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
U.S. Targeted Value Portfolio (1)	0.50%	—	—
U.S. Core Equity 1 Portfolio (2)	0.23%	—	—
U.S. Core Equity 2 Portfolio (2)	0.26%	—	—
U.S. Vector Equity Portfolio (2)	0.36%	—	—
International Core Equity Portfolio (2)	0.49%	—	—
International Small Company Portfolio (3)	0.45%	—	—
Japanese Small Company Portfolio (3)	0.47%	—	—
Asia Pacific Small Company Portfolio (3)	0.47%	$25	—
United Kingdom Small Company Portfolio (3)	0.47%	—	$ 56
Continental Small Company Portfolio (3)	0.47%	—	—
DFA International Real Estate Securities Portfolio (2)	0.65%	—	—
DFA Global Real Estate Securities Portfolio (4)	0.55%	—	2,580
International Vector Equity Portfolio (2)	0.60%	28	—
Emerging Markets Core Equity Portfolio (2)	0.85%	—	—

Class R1 Shares
U.S. Targeted Value Portfolio (5)	0.62%	—	—

Class R2 Shares
U.S. Targeted Value Portfolio (6)	0.77%	—	—
Emerging Markets Value Portfolio (7)	0.96%	—	—

(1) The Advisor has contractually agreed to waive its administration fee and advisory fee and to assume the Portfolio’s direct and indirect expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolios Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above for the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(2) The Advisor has contractually agreed to waive all or a portion of its advisory fee and assume each Portfolio’s ordinary operating expenses (excluding the expenses a Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of a Portfolio are less than the rates listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(3) The Advisor has contractually agreed to waive its administration fee and to assume each Portfolio’s other direct expenses (for International Small Company, not including expenses incurred through its investment in other investment companies) to the extent necessary to limit the direct expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. The Fee Waiver and Expense Assumption Agreement does not include the indirect expenses each Portfolio bears as a shareholder of its Master Funds. At any time that the direct expenses of a Portfolio are less than the rates listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s direct expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(4) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other investment companies managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of the Portfolio are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above. The Advisor has voluntarily agreed to waive all or a portion of its advisory fee to the extent necessary to limit the total advisory fees paid by the Portfolio to the Advisor directly and indirectly (the proportionate share of the advisory fees paid by the Portfolio through its investment in other funds managed by the Advisor) to 0.35% of the Portfolio’s average net assets on an annualized basis.

(5) The Advisor has contractually agreed to waive its administration fee and to assume the Portfolio’s direct and indirect expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Class R1 Shares to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the Class R1 Shares’ annualized expenses are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(6) The Advisor has contractually agreed to waive its administration fee and to assume the Portfolio’s direct and indirect expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Class R2 Shares to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the Class R2 Shares’ annualized expenses are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(7) The Advisor has contractually agreed to assume the Portfolio’s direct expenses (excluding administration fees and custodian fees) to the extent necessary to limit the expenses of the Class R2 shares to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets, as listed above.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund to the CCO were $211 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

Enhanced U.S. Large Company Portfolio	$5
U.S. Large Cap Value Portfolio	168
U.S. Targeted Value Portfolio	40
U.S. Small Cap Value Portfolio	165
U.S. Core Equity 1 Portfolio	54
U.S. Core Equity 2 Portfolio	100
U.S. Vector Equity Portfolio	32
U.S. Small Cap Portfolio	71
U.S. Micro Cap Portfolio	84
DFA Real Estate Securities Portfolio	53
Large Cap International Portfolio	38
International Core Equity Portfolio	94
International Small Company Portfolio	113
Japanese Small Company Portfolio	4
Asia Pacific Small Company Portfolio	2
United Kingdom Small Company Portfolio	1
Continental Small Company Portfolio	3
DFA International Real Estate Securities Portfolio	17
DFA Global Real Estate Securities Portfolio	8
DFA International Small Cap Value Portfolio	181
International Vector Equity Portfolio	6
Emerging Markets Portfolio	53
Emerging Markets Small Cap Portfolio	27
Emerging Markets Value Portfolio	179
Emerging Markets Core Equity Portfolio	62

E. Purchases and Sales of Securities:

For the year ended October 31, 2010, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Enhanced U.S. Large Company Portfolio	$23,295	$15,906	$96,586	$85,229
U.S. Targeted Value Portfolio	—	—	743,256	385,651
U.S. Small Cap Value Portfolio	—	—	1,179,085	1,604,481
U.S. Core Equity 1 Portfolio	—	—	500,472	104,767
U.S. Core Equity 2 Portfolio	—	—	679,494	291,591
U.S. Vector Equity Portfolio	—	—	249,878	147,332
U.S. Small Cap Portfolio	—	—	721,110	569,730
U.S. Micro Cap Portfolio	—	—	272,933	670,280
DFA Real Estate Securities Portfolio	—	—	55,110	134,927
Large Cap International Portfolio	—	—	226,664	94,622
International Core Equity Portfolio	—	—	816,395	79,373
DFA International Real Estate Securities Portfolio	—	—	157,052	46,998
DFA International Small Cap Value Portfolio	—	—	1,459,275	1,247,603
International Vector Equity Portfolio	—	—	80,705	16,080
Emerging Markets Core Equity Portfolio	—	—	1,018,104	135,723

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010, primarily attributable to net realized gains on securities considered to be “passive foreign investment companies”, non-deductible offering costs, foreign bond bifurcation, the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes and distribution redesignations, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
Enhanced U.S. Large Company Portfolio	—	$(15)	$15
U.S. Large Cap Value Portfolio	—	—	—
U.S. Targeted Value Portfolio	$30	(200)	170
U.S. Small Cap Value Portfolio	55,514	(388)	(55,126)
U.S. Core Equity 1 Portfolio	—	(16)	16
U.S. Core Equity 2 Portfolio	—	(42)	42
U.S. Vector Equity Portfolio	—	(24)	24
U.S. Small Cap Portfolio	(104)	(144)	248
U.S. Micro Cap Portfolio	—	(258)	258
DFA Real Estate Securities Portfolio	—	4	(4)
Large Cap International Portfolio	—	383	(383)
International Core Equity Portfolio	(13)	971	(958)
International Small Company Portfolio	(8,877)	11,998	(3,121)
Japanese Small Company Portfolio	(4,574)	81	4,493
Asia Pacific Small Company Portfolio	(259)	100	159
United Kingdom Small Company Portfolio	(74)	33	41
Continental Small Company Portfolio	(195)	476	(281)
DFA International Real Estate Securities Portfolio	136	790	(926)
DFA Global Real Estate Securities Portfolio	101	(101)	—
DFA International Small Cap Value Portfolio	13,148	16,536	(29,684)
International Vector Equity Portfolio	207	(62)	(145)
Emerging Markets Portfolio	15,558	(2,642)	(12,916)
Emerging Markets Small Cap Portfolio	2,294	(295)	(1,999)
Emerging Markets Value Portfolio	48,632	(11,121)	(37,511)
Emerging Markets Core Equity Portfolio	—	(776)	776

The tax character of dividends and distributions declared and paid during the year ended October 31, 2009 and the year ended October 31, 2010 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total

Enhanced U.S. Large Company Portfolio
2009	$19,564	—	$19,564
2010	1,589	—	1,589

U.S. Large Cap Value Portfolio
2009	130,238	—	130,238
2010	116,599	—	116,599

U.S. Targeted Value Portfolio
2009	14,179	—	14,179
2010	12,576	$7	12,583

U.S. Small Cap Value Portfolio
2009	69,882	—	69,882
2010	25,747	—	25,747

U.S. Core Equity 1 Portfolio
2009	31,598	—	31,598
2010	31,326	—	31,326

U.S. Core Equity 2 Portfolio
2009	55,009	—	55,009
2010	53,941	—	53,941

U.S. Vector Equity Portfolio
2009	16,454	—	16,454
2010	14,799	—	14,799

U.S. Small Cap Portfolio
2009	26,412	—	26,412
2010	21,528	—	21,528

U.S. Micro Cap Portfolio
2009	57,816	—	57,816
2010	17,526	—	17,526

DFA Real Estate Securities Portfolio
2009	95,934	—	95,934
2010	70,908	—	70,908

Large Cap International Portfolio
2009	32,286	—	32,286
2010	40,390	—	40,390

International Core Equity Portfolio
2009	77,469	—	77,469
2010	83,173	—	83,173

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total

International Small Company Portfolio
2009	$81,118	—	$81,118
2010	84,604	—	84,604

Japanese Small Company Portfolio
2009	2,426	—	2,426
2010	1,845	—	1,845

Asia Pacific Small Company Portfolio
2009	2,724	—	2,724
2010	3,162	—	3,162

United Kingdom Small Company Portfolio
2009	658	—	658
2010	694	—	694

Continental Small Company Portfolio
2009	2,087	—	2,087
2010	1,863	—	1,863

DFA International Real Estate Securities Portfolio
2009	11,227	—	11,227
2010	79,025	—	79,025

DFA Global Real Estate Securities Portfolio
2009	2,370	—	2,370
2010	30,971	—	30,971

DFA International Small Cap Value Portfolio
2009	108,717	$25,188	133,905
2010	108,095	6,990	115,085

International Vector Equity Portfolio
2009	3,671	—	3,671
2010	5,534	54	5,588

Emerging Markets Portfolio
2009	36,673	23,932	60,605
2010	40,081	42,220	82,301

Emerging Markets Small Cap Portfolio
2009	16,832	—	16,832
2010	22,951	1,637	24,588

Emerging Markets Value Portfolio
2009	114,611	518,510	633,121
2010	190,697	142,234	332,931

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total

Emerging Markets Core Equity Portfolio
2009	$29,028	—	$29,028
2010	48,768	—	48,768

At October 31, 2010, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Targeted Value Portfolio	$22	$7	$29
DFA International Real Estate Securities Portfolio	162	—	162
DFA Global Real Estate Securities Portfolio	101	—	101
DFA International Small Cap Value Portfolio	6,406	6,990	13,396
International Vector Equity Portfolio	154	54	208
Emerging Markets Portfolio	3,182	12,406	15,588
Emerging Markets Small Cap Portfolio	657	1,637	2,294
Emerging Markets Value Portfolio	10,256	25,596	35,852

At October 31, 2010, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
Enhanced U.S. Large Company Portfolio	$60	—	$(83,155)	$(83,095)
U.S. Large Cap Value Portfolio	17,615	—	(1,943,065)	(1,925,450)
U.S. Targeted Value Portfolio	2,337	$4,739	—	7,076
U.S. Small Cap Value Portfolio	3,841	—	(111,515)	(107,674)
U.S. Core Equity 1 Portfolio	6,246	—	(81,149)	(74,903)
U.S. Core Equity 2 Portfolio	12,077	—	(84,843)	(72,766)
U.S. Vector Equity Portfolio	2,999	—	(83,542)	(80,543)
U.S. Small Cap Portfolio	4,727	—	(202,569)	(197,842)
U.S. Micro Cap Portfolio	3,313	—	(269,190)	(265,877)
DFA Real Estate Securities Portfolio	13,051	—	(190,348)	(177,297)
Large Cap International Portfolio	6,285	—	(168,708)	(162,423)
International Core Equity Portfolio	23,835	—	(79,551)	(55,716)
International Small Company Portfolio	62,669	—	(75,782)	(13,113)
Japanese Small Company Portfolio	746	—	(86,440)	(85,694)
Asia Pacific Small Company Portfolio	4,232	—	(33,364)	(29,132)
United Kingdom Small Company Portfolio	216	—	(2,879)	(2,663)
Continental Small Company Portfolio	655	—	(29,435)	(28,780)

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
DFA International Real Estate Securities Portfolio	$99,500	—	$(86,757)	$12,743
DFA Global Real Estate Securities Portfolio	5,020	—	(2,755)	2,265
DFA International Small Cap Value Portfolio	52,524	$138,419	—	190,943
International Vector Equity Portfolio	2,022	2,417	—	4,439
Emerging Markets Portfolio	3,780	136,068	—	139,848
Emerging Markets Small Cap Portfolio	3,840	58,346	—	62,186
Emerging Markets Value Portfolio	82,579	479,238	—	561,817
Emerging Markets Core Equity Portfolio	9,681	—	(53,657)	(43,976)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2010, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	2011	2012	2013	2014	2015	2016	2017	2018	Total
Enhanced U.S. Large Company Portfolio	—	—	—	—	—	$83,155	—	—	$83,155
U.S. Large Cap Value Portfolio	—	—	—	—	—	—	$1,943,065	—	1,943,065
U.S. Small Cap Value Portfolio	—	—	—	—	—	—	111,515	—	111,515
U.S. Core Equity 1 Portfolio	—	—	—	—	$2,284	18,644	60,221	—	81,149
U.S. Core Equity 2 Portfolio	—	—	—	—	5,654	42,181	37,008	—	84,843
U.S. Vector Equity Portfolio	—	—	—	—	—	3,326	80,216	—	83,542
U.S. Small Cap Portfolio	—	—	—	—	—	202,067	502	—	202,569
U.S. Micro Cap Portfolio	—	—	—	—	—	207,930	61,260	—	269,190
DFA Real Estate Securities Portfolio	—	—	—	—	—	82,044	62,969	$45,335	190,348
Large Cap International Portfolio	—	—	—	—	—	19,004	135,393	14,311	168,708
International Core Equity Portfolio	—	—	—	—	—	—	79,551	—	79,551
International Small Company Portfolio	—	—	—	—	—	—	75,782	—	75,782
Japanese Small Company Portfolio	$19,912	$3,801	$3,055	$2,451	8,004	23,057	13,952	12,208	86,440
Asia Pacific Small Company Portfolio	501	1,151	907	864	—	21,680	8,261	—	33,364
United Kingdom Small Company Portfolio	—	—	—	—	—	892	1,987	—	2,879
Continental Small Company Portfolio	—	—	—	—	—	16,959	7,224	5,252	29,435
DFA International Real Estate Securities
Portfolio.	—	—	—	—	46	13,446	34,576	38,689	86,757
DFA Global Real Estate Securities Portfolio	—	—	—	—	—	—	—	2,755	2,755
Emerging Markets Core Equity Portfolio	—	—	—	—	—	27,213	26,444	—	53,657

During the year ended October 31, 2010, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

Enhanced U.S. Large Company Portfolio	$24,806
U.S. Large Cap Value Portfolio	498,328
U.S. Targeted Value Portfolio	82,599
U.S. Small Cap Value Portfolio	462,423
U.S. Core Equity 1 Portfolio	981
U.S. Core Equity 2 Portfolio	9,909
U.S. Vector Equity Portfolio	11,136
U.S. Small Cap Portfolio	178,052
U.S. Micro Cap Portfolio	245,602
International Core Equity Portfolio	18,702
International Small Company Portfolio	155,578

Asia Pacific Small Company Portfolio	$5,335
United Kingdom Small Company Portfolio	129
DFA International Small Cap Value Portfolio	32,601
International Vector Equity Portfolio	3,383
Emerging Markets Small Cap Portfolio	37,102
Emerging Markets Core Equity Portfolio	35,738

For the year ended October 31, 2010, Japanese Small Company Portfolio had capital loss carryforward expirations of $4,453 (in thousands).

Some of the Portfolios’ investments and investments held by the Master Funds are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At October 31, 2010, the following Portfolios had cumulative unrealized appreciation (depreciation) (mark to market) to be included in distributable net investment income for federal tax purposes. For the year ended October 31, 2010, realized gains on the sale of passive foreign investment companies have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes. Amounts listed below are in thousands.

	Mark to Market	Realized Gains
Large Cap International Portfolio	$1,994	—
International Core Equity Portfolio	6,636	$660
International Small Company Portfolio	30,541	9,481
Japanese Small Company Portfolio	109	3
Asia Pacific Small Company Portfolio	3,577	44
United Kingdom Small Company Portfolio	12	—
Continental Small Company Portfolio	54	425
DFA International Real Estate Securities Portfolio	102,024	688
DFA International Small Cap Value Portfolio	14,397	19,367
International Vector Equity Portfolio	929	15
Emerging Markets Portfolio	434	—
Emerging Markets Small Cap Portfolio	590	285
Emerging Markets Value Portfolio	292	4
Emerging Markets Core Equity Portfolio	1,040	—

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Enhanced U.S. Large Company Portfolio	$154,182	$2,047	$(30)	$2,017
U.S. Large Cap Value Portfolio	5,483,240	1,526,241	(87,376)	1,438,865
U.S. Targeted Value Portfolio	2,379,587	397,362	(198,641)	198,721
U.S. Small Cap Value Portfolio	7,688,064	1,414,262	(1,274,498)	139,764
U.S. Core Equity 1 Portfolio	3,024,394	436,878	(260,177)	176,701
U.S. Core Equity 2 Portfolio	5,454,505	762,296	(658,577)	103,719
U.S. Vector Equity Portfolio	1,719,330	256,530	(228,507)	28,023
U.S. Small Cap Portfolio	3,793,567	894,348	(443,835)	450,513
U.S. Micro Cap Portfolio	3,320,517	990,714	(691,013)	299,701

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA Real Estate Securities Portfolio	$2,975,169	$665,318	$(275,967)	$389,351
Large Cap International Portfolio	1,690,644	393,842	(189,698)	204,144
International Core Equity Portfolio	5,630,995	726,505	(675,593)	50,912
International Small Company Portfolio	5,030,684	1,197,767	(699,918)	497,849
Japanese Small Company Portfolio	193,623	60,393	(139,032)	(78,639)
Asia Pacific Small Company Portfolio	108,755	77,859	(55,057)	22,802
United Kingdom Small Company Portfolio	30,403	25,800	(22,445)	3,355
Continental Small Company Portfolio	110,447	79,018	(61,309)	17,709
DFA International Real Estate Securities
Portfolio	1,287,520	65,211	(252,903)	(187,692)
DFA Global Real Estate Securities Portfolio	549,837	166,409	(20,672)	145,737
DFA International Small Cap Value Portfolio	8,452,705	1,452,205	(1,716,651)	(264,446)
International Vector Equity Portfolio	325,612	98,796	(16,840)	81,956
Emerging Markets Portfolio	1,101,083	1,351,410	(79,114)	1,272,296
Emerging Markets Small Cap Portfolio	1,181,698	706,692	(54,641)	652,051
Emerging Markets Value Portfolio	8,453,063	3,270,128	(136,524)	3,133,604
Emerging Markets Core Equity Portfolio	3,292,932	1,365,544	(129,856)	1,235,688

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Portfolio’s tax postions and has concluded that no provision for income tax is required in any Portfolios’ financial statements. No Portfolio is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Portfolios’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

On October 22, 2008, The U.S. Micro Cap Series and The U.S. Small Cap Value Series and on October 25, 2008 The U.S. Small Cap Series, each a master fund in a RIC/RIC master-feeder structure, each with a RIC feeder (“the Portfolios”), having 100% investment in their respective master fund, have each made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation § 301.7701-3, to change their federal entity classifications from a corporation taxable as a regulated investment company to a disregarded entity. As a result of this election for tax purposes, each master fund is deemed to have liquidated and distributed all of its assets and liabilities to its owners, the respective portfolios (the RIC feeders), with the respective portfolios deemed the surviving entities. The final tax year end of the Master Funds was October 21, 2008 for The U.S. Micro Cap Series and The U.S. Small Cap Value Series and October 24, 2008 for The U.S. Small Cap Series. For Federal income tax purposes, pursuant to Code §337(a), each of the master funds recognizes no gain or loss and, pursuant to Code §332(a), each of the Portfolios recognizes no gain or loss on the deemed liquidation. However, pursuant to IRC §332 (c), each of the aforementioned Portfolios has recognized the master fund’s deemed dividend, which was distributed as part of the deemed liquidating distribution, as taxable income. Pursuant to IRC Code §334(b)(1) and §1223, each of the Portfolios will maintain each respective master fund’s holding period and tax basis in the assets deemed transferred to the respective Portfolio.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date. As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008.

On November 1, 2008, The Enhanced U.S. Large Company Series, a master fund in a RIC/RIC master-feeder structure and Enhanced U.S. Large Company Portfolio (“the Portfolio”), having 100% investment in its respective master fund, made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change the Series’ federal entity classification from a corporation taxable as a regulated investment company to a disregarded entity. As a result of this election for tax purposes, the master fund is deemed to have liquidated and distributed all of its assets and liabilities to its owner, the Portfolio, with the Portfolio deemed the surviving entity. The final tax year end of the Master Fund was October 31, 2008. For Federal income tax purposes, pursuant to Code §337(a), the Master Fund did not recognize any gain or loss and, pursuant to Code §332(a), the Portfolio did not recognize any gain or loss on the deemed liquidation. However, pursuant to IRC §332(c), the Portfolio has recognized the Master Fund’s deemed dividend, which was distributed as part of the deemed liquidating distribution, as taxable income. Pursuant to IRC Code §334(b)(1) and §1223, the Portfolio will maintain its respective master fund’s holding period and tax basis in the assets deemed transferred to the respective Portfolio.

Effective November 1, 2009, Dimensional Emerging Markets Value Fund (“DEM II”), a master fund in a master-feeder structure with one RIC feeder (Emerging Markets Value Portfolio) and other direct client investors, made a “Check-the-Box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change their federal entity classifications from a corporation taxable as a regulated investment company to a partnership. DEM II and the Portfolio will maintain their books and records and present their financial statements in accordance with generally accepted accounting principals for investment partnerships. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities on October 31, 2009 to its shareholders in liquidation of the master fund. Since the master fund has a shareholder owning 80% or more of the fund’s shares, and also has shareholders owning less than 80%, the transaction creates a non-taxable transaction, pursuant to Internal Revenue Code §332, for those owning more than 80%, and a taxable transaction, pursuant to Internal Revenue Code §331, for those shareholders owning less than 80%. Immediately after the deemed liquidation, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of the master fund was October 31, 2009.

For federal income tax purposes, pursuant to Code §336(a), the master fund recognizes gain or loss relative to the investment of the less than 80% shareholders as if the master’s investment securities were sold to those shareholders and, pursuant to Code §331, each of those shareholders recognizes gain or loss as if it liquidated its investment in the master. Pursuant to Code §334(a), each of these shareholders will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date. In regards to the shareholder owning 80% or more of the master fund, pursuant to Code §332(a), the shareholder will not recognize any gain or loss on the deemed liquidation. However, pursuant to Code §332(c), a portion of the deemed distribution, which otherwise would have been tax-free as discussed above, since it is utilized by the master fund to satisfy its dividends paid deduction for the tax year, must be recognized and treated as a dividend by the 80% or greater shareholder. Pursuant to Code §334(b)(1) and §1223, the 80% or greater shareholder’s basis and holding period in the securities received in liquidation is the same as it was in the possession of the master. As a result of the transaction, Dimensional Emerging Markets Value Fund recognized a $104,402,506 and ($16,523) capital gain and currency loss respectively, for the tax year ended October 31, 2009.

Certain prior year balances have been reclassified to conform with current year presentation. Such reclassifications impacted the paid-in capital, undistributed net investment income/distributions in excess of net investment income and accumulated net realized gain/loss components of net assets on the statements of assets and liabilities of International Small Company Portfolio and Emerging Markets Value Portfolio. These reclassifications had no impact on net assets, net asset value, the financial highlights or total return.

G. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended Oct. 31, 2010		Year Ended Oct. 31, 2009
	Amount	Shares	Amount	Shares

U.S. Targeted Value Portfolio

Class R1 Shares
Shares Issued	$7,401	778	$7,979	1,266
Shares Issued in Lieu of Cash Distributions	312	35	423	64
Shares Redeemed	(5,936)	(632)	(5,207)	(844)
Shares Reduced by Reverse Stock Split (Note P)	—	(1,314)	—	—

Net Increase (Decrease) — Class R1 Shares	$1,777	(1,133)	$3,195	486

Class R2 Shares
Shares Issued	$5,859	572	$1,638	210
Shares Issued in Lieu of Cash Distributions	29	3	27	4
Shares Redeemed	(3,559)	(360)	(626)	(85)
Shares Reduced by Reverse Stock Split (Note P)	—	(159)	—	—

Net Increase (Decrease) — Class R2 Shares	$2,329	56	$1,039	129

Institutional Class Shares
Shares Issued	$897,844	63,857	$840,965	86,986
Shares Issued in Lieu of Cash Distributions	11,187	862	13,191	1,374
Shares Redeemed	(512,167)	(37,960)	(419,657)	(43,424)

Net Increase (Decrease) — Institutional Class Shares	$396,864	26,759	$434,499	44,936

Emerging Markets Value Portfolio

Class R2 Shares
Shares Issued	$34,637	18,214	$2,967	1,723
Shares Issued in Lieu of Cash Distributions	6,798	3,947	1,574	942
Shares Redeemed	(6,985)	(3,724)	(2,169)	(1,024)

Net Increase (Decrease) — Class R2 Shares	$34,450	18,437	$2,372	1,641

Institutional Class Shares
Shares Issued	$3,313,583	103,334	$1,977,785	91,360
Shares Issued in Lieu of Cash Distributions	265,972	8,765	574,904	34,181
Shares Redeemed	(1,555,298)	(49,938)	(1,287,040)	(62,335)

Net Increase (Decrease) — Institutional Class Shares	$2,024,257	62,161	$1,265,649	63,206

H. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest, either directly or indirectly through their investment in a corresponding Master Fund, in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Portfolios may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). Due to a clerical error at the repurchase trading agent from October 29, 2010 through November 1, 2010, the collateral held by International Core Equity Portfolio was less than the repurchase price. On November 2, 2010, additional collateral was posted and the repurchase agreement was fully collateralized. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

2.    Foreign Market Risks:    Investments in foreign markets may involve certain considerations and risks not typically associated with investments in U.S. companies, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for and how derivative instruments affect a Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Portfolios.

3.    Forward Currency Contracts:    Enhanced U.S. Large Company Portfolio may enter into forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge a Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of translation of foreign currency denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions. At October 31, 2010, Enhanced U.S. Large Company Portfolio had entered into the following contracts and the net unrealized foreign exchange gain/(loss) is reflected in the accompanying financial statements (amounts in thousands):

Enhanced U.S. Large Company Portfolio*

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at October 31, 2010	Unrealized Foreign Exchange Gain (Loss)
11/12/10	18,272	Canadian Dollar	$ 18,034	$ 17,910	$124
11/12/10	10,847	Pound Sterling	17,167	17,378	(211)
11/12/10	9,870	Euro	13,648	13,734	(86)

			$ 48,849	$ 49,022	$(173)

* During the year ended October 31, 2010, the Portfolio’s average cost of forward currency contracts was $(41,128) (in thousands).

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

4.    Futures Contracts:    Certain Portfolios may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Additionally, Enhanced U.S. Large Company Portfolio uses stock index futures to hedge against changes in equity securities’ prices in the normal course of pursuing its investment objectives. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

At October 31, 2010, the following Portfolio had outstanding futures contracts (dollar amounts in thousands):

	Description	Expiration Date	Number of Contracts*	Contract Value	Unrealized Gain (Loss)
Enhanced U.S. Large Company Portfolio	S&P 500 Index®	12/17/2010	515	$151,886	$10,407

Securities have been segregated as collateral for open futures contracts.

*During the year ended October 31, 2010 the Portfolio’s average notional value of outstanding futures contracts was $153,224 (in thousands).

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of the Portfolios’ derivative instrument holdings for the year ended October 31, 2010.

The following is a summary of the location of derivatives on the Portfolios’ Statements of Assets and Liabilities as of October 31, 2010:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Foreign exchange contracts	Unrealized Gain on	Unrealized Loss on Forward
	Forward Currency Contracts	Currency Contracts

Equity contracts	Receivables: Futures
Margin Variation

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2010 (amounts in thousands):

		Asset Derivatives Value
	Total Value at October 31, 2010	Foreign Exchange Contracts	Equity Contracts
Enhanced U.S. Large Company Portfolio	$10,531	$124	$10,407*

		Liability Derivatives Value
	Total Value at October 31, 2010	Foreign Exchange Contracts	Equity Contracts
Enhanced U.S. Large Company Portfolio	$297	$297	—

*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the location on the Portfolios’ Statements of Operations of realized and change in unrealized gains and losses from the Portfolio’s derivative instrument holdings through the year ended October 31, 2010 (amounts in thousands):

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Foreign exchange contracts	Net Realized Gain (Loss) on: Foreign Currency Transactions Change in Unrealized Appreciation (Depreciation) of: Translation of Foreign Currency Denominated Amounts

Equity contracts	Net Realized Gain (Loss) on: Futures Change in Unrealized Appreciation (Depreciation) of: Futures

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2010 (amounts in thousands):

	Realized Gain (Loss) on Derivatives Recognized in Income
		Foreign
		Exchange	Equity
	Total	Contracts	Contracts
Enhanced U.S. Large Company Portfolio	$15,133	$6	$15,127
U.S. Targeted Value Portfolio*	(256)	—	(256)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total	Foreign Exchange Contracts	Equity Contracts
Enhanced U.S. Large Company Portfolio	$8,490	$(212)	$8,702

*As of October 31, 2010, there were no futures contracts outstanding. During the year ended October 31, 2010, the Portfolio had limited activity in futures contracts.

I. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011.

For the year ended October 31, 2010, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
U.S. Targeted Value Portfolio	1.87%	$6,228	26	$8	$18,056
U.S. Small Cap Value Portfolio	1.93%	8,960	68	33	30,918
U.S. Vector Equity Portfolio	1.98%	966	6	—	2,221
U.S. Small Cap Portfolio	1.99%	10,715	10	6	20,785
U.S. Micro Cap Portfolio	1.98%	3,162	50	9	15,352
DFA Real Estate Securities Portfolio	1.95%	2,869	114	18	11,404
DFA Global Real Estate Securities Portfolio	1.92%	2,567	47	6	17,848

There were no outstanding borrowings by the Portfolios under this line of credit as of October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the year ended October 31, 2010, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
U.S. Small Cap Value Portfolio	0.90%	$903	3	—	$903
U.S. Core Equity 1 Portfolio	0.94%	7,563	2	—	8,197
U.S. Micro Cap Portfolio	0.96%	21	1	—	21
DFA Real Estate Securities Portfolio	0.95%	266	4	—	271
Large Cap International Portfolio	0.92%	2,433	14	$1	6,118
International Small Company Portfolio	0.90%	5,222	15	2	12,990
DFA International Real Estate
Securities Portfolio	0.89%	6,293	33	5	22,677
DFA International Small Cap Value Portfolio	0.90%	7,963	46	9	31,973
International Vector Equity Portfolio	0.95%	1,512	16	1	4,313
Emerging Markets Core Equity Portfolio	0.93%	3,739	17	2	15,531

There were no outstanding borrowings by the Portfolios under this line of credit as of October 31, 2010.

J. Securities Lending:

As of October 31, 2010, some of the Portfolios had securities on loan to brokers/dealers, for which each Portfolio received cash collateral. Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

Subject to their stated investment policies, each Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repuchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

K. Shareholder Servicing Fees:

The Class R1 Shares pay a shareholder servicing fee in the amount of 0.10% and Class R2 Shares pay a shareholder servicing fee in the amount of 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in U.S. Targeted Value Portfolio Class R1 and Class R2 Shares and Emerging Markets Value Portfolio Class R2 Shares.

L. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M. In-Kind Redemptions:

In accordance with guidelines described in the Portfolios’ prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

During the year ended October 31, 2010, U.S. Small Cap Value Portfolio realized net gains of in-kind redemptions in the amount of $56,505 (amount in thousands).

N. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

O. Other:

At October 31, 2010, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Enhanced U.S. Large Company Portfolio — Institutional Class Shares	3	83%
U.S. Large Cap Value Portfolio — Institutional Class Shares	3	79%
U.S. Targeted Value Portfolio — Class R1 Shares	1	95%
U.S. Targeted Value Portfolio — Class R2 Shares	2	86%
U.S. Targeted Value Portfolio — Institutional Class Shares	2	59%
U.S. Small Cap Value Portfolio — Institutional Class Shares	2	53%
U.S. Core Equity 1 Portfolio — Institutional Class Shares	3	65%
U.S. Core Equity 2 Portfolio — Institutional Class Shares	3	67%
U.S. Vector Equity Portfolio — Institutional Class Shares	4	89%
U.S. Small Cap Portfolio — Institutional Class Shares	3	53%
U.S. Micro Cap Portfolio — Institutional Class Shares	2	58%
DFA Real Estate Securities Portfolio — Institutional Class Shares	3	74%
Large Cap International Portfolio — Institutional Class Shares	2	73%
International Core Equity Portfolio — Institutional Class Shares	3	70%
International Small Company Portfolio — Institutional Class Shares	2	50%
Japanese Small Company Portfolio — Institutional Class Shares	3	68%
Asia Pacific Small Company Portfolio — Institutional Class Shares	3	81%
United Kingdom Small Company Portfolio — Institutional Class Shares	2	89%
Continental Small Company Portfolio — Institutional Class Shares	4	84%
DFA International Real Estate Securities Portfolio — Institutional Class Shares	3	84%
DFA Global Real Estate Securities Portfolio — Institutional Class Shares	2	87%
DFA International Small Cap Value Portfolio — Institutional Class Shares	2	47%
International Vector Equity Portfolio — Institutional Class Shares	3	87%
Emerging Markets Portfolio — Institutional Class Shares	3	66%
Emerging Markets Small Cap Portfolio — Institutional Class Shares	1	29%
Emerging Markets Value Portfolio — Class R2 Shares	1	81%
Emerging Markets Value Portfolio — Institutional Class Shares	2	27%
Emerging Markets Core Equity Portfolio — Institutional Class Shares	2	60%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

P. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

On October 29, 2010, the Board of Directors/Trustees adopted a Plan of Recapitalization of U.S. Targeted Value Portfolio’s Class R1 and Class R2 Shares. On November 19, 2010, a reverse stock split was executed whereby each shareholder of Class R1 Shares received one share for every 1.469 shares held and each shareholder of Class R2 Shares received one share for every 1.394 shares held. The purpose of the reverse split was to reduce the number of Class R1 Shares and Class R2 Shares, thereby increasing the net asset value of each Class R1 Share and Class R2 Share outstanding in order to more closely align the net asset values with the net asset value of U.S. Targeted Value Portfolio’s Institutional Class Shares. The per share data in the financial highlights, capital share activity in the statements of changes in net assets and the outstanding shares and net asset value as of October 31, 2010 in the statement of assets and liabilities have been retroactively restated to reflect the reverse stock splits for the respective Class R1 Shares and Class R2 Shares.

The Board of Directors/Trustees of DFA Investment Dimensions Group Inc. authorized the conversion of the Class R2 Shares of Emerging Markets Value Portfolio to the Class R2A Shares, a new class of shares. The Class R2 Shares of Emerging Markets Value Portfolio ceased to be offered and available for purchase upon the close of business on December 3, 2010. Following the conversion, shareholders and investors purchase and redeem class R2A Shares of the Portfolio.

A class action complaint (the “Complaint”) has been filed in the bankruptcy case of the Tribune Company (the “Tribune”) in the United States Bankruptcy Court for the District of Delaware. The Complaint is against The U.S. Large Cap Value Series and all other Tribune shareholders as a group, which includes hundreds of mutual funds, institutional investors and others who sold shares of Tribune in 2007 when the Tribune became private in a leveraged buyout transaction (the “LBO Transaction”). The U.S. Large Cap Value Series, and all shareholders who participated in the LBO Transaction, received cash in the amount of $34 per share. The Complaint alleges that this transfer violated the rights of creditors and that the cash paid to shareholders in connection with the LBO Transaction should be paid back to the Tribune’s bankruptcy estate and used to pay creditors.

Litigation counsel to The U.S. Large Cap Value Series does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the lawsuit or quantify the potential ultimate exposure to The U.S. Large Cap Value Series. However, even if the plaintiff in the lawsuit were to obtain the recovery it seeks, the amount would be less than 1% of The U.S. Large Cap Value Series’ net asset value at this time. The U.S. Large Cap Value Series’ litigation counsel does not believe at this time that recovery of the full amount the plaintiff seeks is a likely outcome.

Since The U.S. Large Cap Value Series cannot predict with reasonable specificity what the actual outcome of the lawsuit may be or what the size of The U.S. Large Cap Value Series might be at the time the outcome of the lawsuit may be determined, no deduction from the net asset value of The U.S. Large Cap Value Series will be made at this time. Therefore, at this time, those buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on net asset value of The U.S. Large Cap Value Series, with no deduction relating to the lawsuit. The attorneys’ fees and costs relating to the lawsuit will be taken as expenses by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments/ summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Enhanced U.S. Large Company Portfolio, U.S. Large Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA Real Estate Securities Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Value Portfolio and Emerging Markets Core Equity Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2010, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodians, brokers, and the transfer agents of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

DIMENSIONAL INVESTMENT GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010, was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61%.

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Value Index	6.38%
MSCI World ex USA Growth Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Gains in emerging markets were higher on average than in developed markets, although results varied widely among the individual emerging markets countries. For the one-year period ended October 31, 2010, returns in US dollars were 23.56% for the MSCI Emerging Markets Index (net dividends) versus 9.61% for the MSCI World ex USA Index (net dividends). As measured by the MSCI indices, emerging markets growth stocks outperformed their value counterparts, while emerging markets small cap stocks outperformed large caps.

12 Months Ended October 31, 2010
U.S. Dollar Return
MSCI Emerging Markets Index	23.56%
MSCI Emerging Markets Small Cap Index	37.02%
MSCI Emerging Markets Value Index	21.96%
MSCI Emerging Markets Growth Index	25.17%

The US dollar (USD) generally depreciated against most major emerging markets currencies during the period, increasing most local country returns when denominated in USD.

12 Months Ended October 31, 2010
Ten Largest Emerging Markets by Market Cap	Local Currency Return	U.S. Dollar Return
China	11.14%	11.11%
Brazil	11.67%	14.86%
South Korea	18.52%	24.52%
Taiwan	13.20%	20.23%
India	27.64%	34.93%
South Africa	18.71%	33.55%
Russia	19.19%	13.38%
Mexico	25.55%	33.87%
Malaysia	23.94%	35.93%
Indonesia	41.78%	51.50%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Master-Feeder Structure

The Portfolio described below, called a “Feeder Fund”, does not buy individual securities directly; instead, the Portfolio invests in a corresponding fund called a “Master Fund”. The Master Fund, in turn, purchases stocks and/or other securities.

International Equity Portfolio Performance Overview

DFA International Value Portfolio

The DFA International Value Portfolio seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 528 stocks in 23 developed countries. In general, the Master Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2010, total returns were 10.94% for the Portfolio’s Institutional Class shares, 10.60% for the Portfolio’s Class R2 shares, and 9.61% for the MSCI World ex USA Index (net dividends). The MSCI Standard benchmarks indicate that on the whole, growth stocks outperformed value stocks in international developed markets during the period. However, stocks in the deeper value segment of the market outperformed growth stocks on average. The Master Fund’s greater allocation than the Index to these deeper value stocks contributed to relative performance. An additional component of the Portfolio’s outperformance is due to differences in valuation timing and methodology between the Master Fund and the Index. The Master Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Master Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34%. Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell 1000® Growth Index outperformed those represented by the Rus-sell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

12 Months Ended October 31, 2010

U.S. Dollar Return
Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010

Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the U.S. Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Domestic Equity Series’ Performance Overview

U. S. Large Company Portfolio

U.S. Large Company Portfolio seeks to approximate the returns of the S&P 500 Index® by investing in S&P 500® Index stocks in approximately the same proportions as they are represented in the Index. The Portfolio was mostly invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2010, the total return was 16.47% for the Portfolio and 16.52% for the S&P 500® Index. Relative to the Index, no single security in the Portfolio added or detracted more than 0.01% in performance. The Portfolio’s underperformance was primarily attributable to fees and expenses assessed to the Portfolio but not the Index.

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund.You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2010

EXPENSE TABLES

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
DFA International Value Portfolio**
Actual Fund Return
Class R2 Shares	$1,000.00	$1,061.40	0.72%	$3.74
Institutional Class Shares	$1,000.00	$1,062.70	0.45%	$2.34
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,021.58	0.72%	$3.67
Institutional Class Shares	$1,000.00	$1,022.94	0.45%	$2.29

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
U.S. Large Company Portfolio***
Actual Fund Return	$1,000.00	$1,006.90	0.10%	$0.51
Hypothetical 5% Annual Return	$1,000.00	$1,024.70	0.10%	$0.51

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

***

Effective September 10, 2010, the Portfolio invests directly in securities rather than through The U.S. Large Company Series. The expenses shown reflect the direct expenses of the Portfolio and the indirect payments of the Portfolio’s portion of the expenses, for the period May 1, 2010 through September 9, 2010 of The U.S. Large Company Series (Affiliated Investment Company).

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company is represented in the Disclosure of Portfolio Holdings, which is included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund’s holdings which reflects the investments by country.

FEEDER FUND

Affiliated Investment Companies
DFA International Value Portfolio	100.0%

DOMESTIC EQUITY PORTFOLIO

U.S. Large Company Portfolio
Consumer Discretionary	10.6%
Consumer Staples	11.1%
Energy	11.1%
Financials	14.0%
Health Care	11.5%
Industrials	10.7%
Information Technology	19.3%
Materials	3.7%
Real Estate Investment Trusts	1.3%
Telecommunication Services	3.1%
Utilities	3.6%

100.0%

DFA INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)

Investment in The DFA International Value Series of
The DFA Investment Trust Company	$5,163,849,756

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $4,006,520,351)	$5,163,849,756

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$5,163,849,756	—	—	$5,163,849,756

See accompanying Notes to Financial Statements.

U.S. LARGE COMPANY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (90.2%)
Consumer Discretionary — (9.6%)
*Amazon.com, Inc.	120,886	$19,963,114	0.5%
*Comcast Corp. Class A.	959,002	19,736,261	0.5%
#*Ford Motor Co.	1,175,210	16,605,717	0.5%
#*Home Depot, Inc.	569,030	17,571,646	0.5%
*McDonald’s Corp.	363,682	28,283,549	0.8%
Walt Disney Co. (The)	653,534	23,599,113	0.6%
Other Securities		263,105,250	7.1%

Total Consumer Discretionary		388,864,650	10.5%

Consumer Staples — (10.1%)
Altria Group, Inc.	712,088	18,101,277	0.5%
Coca-Cola Co. (The)	789,139	48,390,003	1.3%
Kraft Foods, Inc.	595,941	19,231,016	0.5%
*PepsiCo, Inc.	543,619	35,498,321	0.9%
Philip Morris International, Inc.	626,288	36,637,848	1.0%
*Procter & Gamble Co. (The)	969,903	61,656,734	1.7%
*Wal-Mart Stores, Inc.	683,431	37,021,457	1.0%
Other Securities		152,042,306	4.1%

Total Consumer Staples		408,578,962	11.0%

Energy — (10.0%)
*Chevron Corp.	687,017	56,754,474	1.5%
*ConocoPhillips	506,863	30,107,662	0.8%
*Exxon Mobil Corp.	1,739,862	115,648,627	3.1%
Occidental Petroleum Corp.	277,542	21,823,127	0.6%
*Schlumberger, Ltd.	466,881	32,630,313	0.9%
Other Securities		149,025,047	4.0%

Total Energy		405,989,250	10.9%

Financials — (12.6%)
*Bank of America Corp.	3,428,552	39,222,635	1.1%
*Berkshire Hathaway, Inc.	591,097	47,027,677	1.3%
*Citigroup, Inc.	8,712,164	36,329,724	1.0%
*Goldman Sachs Group, Inc. (The)	176,184	28,356,815	0.8%
*JPMorgan Chase & Co.	1,354,892	50,984,586	1.4%
U.S. BanCorp.	655,091	15,840,100	0.4%
*Wells Fargo & Co.	1,788,254	46,637,664	1.2%
Other Securities		247,090,213	6.6%

Total Financials		511,489,414	13.8%

Health Care — (10.3%)
*Abbott Laboratories	527,592	27,076,021	0.8%
*Amgen, Inc.	327,508	18,730,183	0.5%
Bristol-Myers Squibb Co.	585,958	15,762,270	0.4%
*Johnson & Johnson	941,189	59,925,504	1.6%
Merck & Co., Inc.	1,051,605	38,152,229	1.0%
*Pfizer, Inc.	2,746,669	47,792,041	1.3%
Other Securities		212,476,738	5.7%

Total Health Care		419,914,986	11.3%

Industrials — (9.6%)
*3M Co.	243,676	20,522,393	0.5%
*Boeing Co. (The)	250,013	17,660,918	0.5%
#*Caterpillar, Inc.	215,430	16,932,798	0.5%
General Electric Co.	3,653,176	58,523,880	1.6%
*Union Pacific Corp.	170,017	14,907,091	0.4%

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
*United Parcel Service, Inc.	338,519	$22,795,869	0.6%
*United Technologies Corp.	317,461	23,736,559	0.6%
Other Securities		215,689,335	5.8%

Total Industrials		390,768,843	10.5%

Information Technology — (17.4%)
*Apple, Inc.	312,163	93,920,482	2.5%
*Cisco Sytems, Inc.	1,951,493	44,552,585	1.2%
*Google, Inc.	84,943	52,069,210	1.4%
Hewlett-Packard Co.	774,884	32,591,621	0.9%
*Intel Corp.	1,902,579	38,184,761	1.0%
*International Business Machines Corp.	430,976	61,888,154	1.7%
*Microsoft Corp.	2,602,083	69,319,491	1.9%
*Oracle Corp.	1,322,445	38,879,883	1.0%
*QUALCOMM, Inc.	548,493	24,753,489	0.7%
Other Securities		251,183,243	6.7%

Total Information Technology		707,342,919	19.0%

Materials — (3.4%)
*Freeport-McMoRan Copper & Gold, Inc. Class B	160,746	15,219,431	0.4%
Other Securities		120,929,347	3.3%

Total Materials		136,148,778	3.7%

Real Estate Investment Trusts — (1.2%)
Other Securities		49,213,837	1.3%

Telecommunication Services — (2.8%)
*AT&T, Inc.	2,019,098	57,544,293	1.6%
*Verizon Communications, Inc.	965,894	31,362,578	0.8%
Other Securities		25,458,180	0.7%

Total Telecommunication Services		114,365,051	3.1%

Utilities — (3.2%)
Other Securities		131,922,829	3.6%

TOTAL COMMON STOCKS		3,664,599,519	98.7%

TEMPORARY CASH INVESTMENTS — (1.0%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	41,853,441	41,853,441	1.1%

SECURITIES LENDING COLLATERAL — (8.8%)
§@DFA Short Term Investment Fund	355,223,607	355,223,607	9.6%

TOTAL INVESTMENTS — (100.0%)
(Cost $3,163,040,809)		$4,061,676,567	109.4%

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$388,864,650	—	—	$388,864,650
Consumer Staples	408,578,962	—	—	408,578,962
Energy	405,989,250	—	—	405,989,250
Financials	511,489,414	—	—	511,489,414
Health Care	419,914,986	—	—	419,914,986
Industrials	390,768,843	—	—	390,768,843
Information Technology	707,342,919	—	—	707,342,919
Materials	136,148,778	—	—	136,148,778
Real Estate Investment Trusts	49,213,837	—	—	49,213,837
Telecommunication Services	114,365,051	—	—	114,365,051
Utilities	131,922,829	—	—	131,922,829
Temporary Cash Investments	41,853,441	—	—	41,853,441
Securities Lending Collateral	—	$355,223,607	—	355,223,607
Futures Contracts**	1,447,110	—	—	1,447,110

TOTAL	$3,707,900,070	$355,223,607	—	$4,063,123,677

** Not reflected in the Summary Schedule of Portfolio Holdings, valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2010

(Amounts in thousands, except share and per share amounts)

	DFA International Value Portfolio	U.S. Large Company Portfolio
ASSETS:
Investments in Affiliated Investment Company at Value	$5,163,850	—
Investments at Value (including $0 and $343,476 of securities on loan, respectively)	—	$3,664,600
Temporary Cash Investments at Value & Cost	—	41,853
Collateral Received from Securities on Loan at Value & Cost	—	355,224
Cash	—	4,410
Receivables:
Dividends and Interest	—	4,220
Securities Lending Income	—	29
Fund Shares Sold	4,559	1,411
Futures Margin Variation	—	5
Prepaid Expenses and Other Assets	55	58

Total Assets	5,168,464	4,071,810

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	355,224
Affiliated Investment Company Purchased	817	—
Fund Shares Redeemed	3,742	2,703
Due to Advisor	857	188
Accrued Expenses and Other Liabilities	239	722

Total Liabilities	5,655	358,837

NET ASSETS	$5,162,809	$3,712,973

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $4,952 and $0 and shares outstanding of 277,960 and 0, respectively (Note O)	$17.82	N/A

NUMBER OF SHARES AUTHORIZED	100,000,000	N/A

Institutional Class Shares — based on net assets of $5,157,857 and $3,712,973 and shares outstanding of 289,683,614 and 397,379,701, respectively	$17.81	$9.34

NUMBER OF SHARES AUTHORIZED	1,500,000,000	900,000,000

Investment in Affiliated Investment Company at Cost	$4,006,520	$—

Investments at Cost	$—	$2,765,964

NET ASSETS CONSIST OF:
Paid-In Capital	$5,083,325	$3,444,337
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	14,433	9,631
Accumulated Net Realized Gain (Loss)	(1,092,801)	(641,077)
Net Unrealized Foreign Exchange Gain (Loss)	522	—
Net Unrealized Appreciation (Depreciation)	1,157,330	900,082

NET ASSETS	$5,162,809	$3,712,973

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	DFA International Value Portfolio*	U.S. Large Company Portfolio**
Investment Income
Dividends (Net of Foreign Taxes Withheld of $11,175 and $0, respectively)	$123,700	$44,967
Interest	27	25
Income from Securities Lending	6,128	296
Expenses Allocated from Affiliated Investment Company	(11,008)	(730)

Total Investment Income	118,847	44,558

Expenses
Investment Advisory Services Fees	—	127
Administrative Services Fees	9,323	1,076
Accounting & Transfer Agent Fees	79	91
Shareholder Servicing Fees — Class R2 Shares	11	—
S&P 500® Fees	—	17
Custodian Fees	—	10
Filing Fees	147	241
Shareholders’ Reports	115	71
Directors’/Trustees’ Fees & Expenses	45	16
Professional Fees	104	86
Other	43	15

Total Expenses	9,867	1,750

Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	(317)

Net Expenses	9,867	1,433

Net Investment Income (Loss)	108,980	43,125

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	81
Net Realized Gain (Loss) on:
Investment Securities Sold	255,538	(88,214)
Futures	—	76
Foreign Currency Transactions	(99)	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	138,488	688,388
Futures	—	(3,735)
Translation of Foreign Currency Denominated Amounts	342	—

Net Realized and Unrealized Gain (Loss)	394,269	596,596

Net Increase (Decrease) in Net Assets Resulting from Operations	$503,249	$639,721

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
**	For the period November 1, 2009 through September 9, 2010, Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA International Value Portfolio		U.S. Large Company Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$108,980	$106,511	$43,125	$17,245
Capital Gain Distributions Received from Investment Securities	—	—	81	—
Net Realized Gain (Loss) on:
Investment Securities Sold	255,538	45,432	(88,214)	(37,974)
Futures	—	(824)	76	12,592
Foreign Currency Transactions	(99)	2,711	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	138,488	988,043	688,388	73,084
Futures	—	—	(3,735)	1,948
Translation of Foreign Currency Denominated Amounts	342	172	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	503,249	1,142,045	639,721	66,895

Distributions From:
Net Investment Income:
Class R2 Shares	(249)	(208)	—	—
Institutional Class Shares	(107,160)	(105,492)	(35,473)	(18,243)

Total Distributions	(107,409)	(105,700)	(35,473)	(18,243)

Capital Share Transactions (1):
Shares Issued	1,032,364	1,077,621	3,071,799	156,796
Shares Issued in Lieu of Cash Distributions	101,479	98,218	30,048	17,318
Shares Redeemed	(808,163)	(1,124,340)	(778,811)	(166,295)

Net Increase (Decrease) from Capital Share Transactions	325,680	51,499	2,323,036	7,819

Total Increase (Decrease) in Net Assets	721,520	1,087,844	2,927,284	56,471
Net Assets
Beginning of Period	4,441,289	3,353,445	785,689	729,218

End of Period	$5,162,809	$4,441,289	$3,712,973	$785,689

(1) Shares Issued and Redeemed:
Shares Issued	62,742	85,208	350,368	22,124
Shares Issued in Lieu of Cash Distributions	6,675	7,223	3,492	2,474
Shares Redeemed	(49,142)	(90,150)	(52,726)	(24,057)
Shares Reduced by Reverse Stock Split (Note O)	(453)	—	—	—

Net Increase (Decrease) from Shares Issued and Redeemed	19,822	2,281	301,134	541

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$14,433	$12,961	$9,631	$2,126

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA International Value Portfolio- Class R2 Shares†	DFA International Value Portfolio- Institutional Class Shares
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period April 30, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$17.13	$13.58	$26.31	$16.46	$12.54	$25.51	$22.71	$17.67	$15.73

Income from Investment Operations
Net Investment Income (Loss)	0.37	(A)	0.42	(A)	0.66	(A)	0.39	(A)	0.40	(A)	0.74	(A)	0.72	(A)	0.66	(A)	0.48
Net Gains (Losses) on Securities (Realized and Unrealized)	1.29	4.10	(11.73)	1.34	3.92	(12.44)	3.09	5.37	1.89

Total from Investment Operations	1.66	4.52	(11.07)	1.73	4.32	(11.70)	3.81	6.03	2.37
Less Distributions
Net Investment Income	(0.97)	(0.97)	(1.66)	(0.38)	(0.40)	(0.78)	(0.63)	(0.65)	(0.42)
Net Realized Gains	—	—	—	—	—	(0.49)	(0.38)	(0.34)	(0.01)

Total Distributions	(0.97)	(0.97)	(1.66)	(0.38)	(0.40)	(1.27)	(1.01)	(0.99)	(0.43)
Net Asset Value, End of Period	$17.82	$17.13	$13.58	$17.81	$16.46	$12.54	$25.51	$22.71	$17.67

Total Return	10.60%	34.86%	(44.63	)%(C)	10.94%	35.11%	(47.96	)%(C)	17.09%	35.39%	15.40%
Net Assets, End of Period (thousands)	$4,952	$3,443	$3,372	$5,157,857	$4,437,846	$3,350,073	$6,262,069	$4,456,059	$2,518,457
Ratio of Expenses to Average Net Assets (D)	0.72%	0.74%	0.73	%(B)(E)	0.45%	0.46%	0.44	%(B)	0.44%	0.44%	0.48%
Ratio of Net Investment Income to Average Net Assets	2.11%	2.96%	7.47	%(B)(E)	2.34%	3.00%	3.86	%(B)	2.89%	3.25%	2.86%

†All per share amounts and net assets values have been adjusted as a result of the reverse stock split on November 19, 2010. (Note O)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Large Company Portfolio

	Year Ended Oct. 31, 2010		Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$8.16		$7.62		$11.63		$11.00		$9.82		$9.23

Income from Investment Operations
Net Investment Income (Loss)	0.18	(A)	0.18	(A)	0.20	(A)	0.22	(A)	0.19	(A)	0.17
Net Gains (Losses) on Securities (Realized and Unrealized)	1.15		0.55		(3.99)		0.62		1.18		0.61

Total from Investment Operations	1.33		0.73		(3.79)		0.84		1.37		0.78
Less Distributions
Net Investment Income	(0.15)		(0.19)		(0.22)		(0.21)		(0.19)		(0.19)

Total Distributions	(0.15)		(0.19)		(0.22)		(0.21)		(0.19)		(0.19)
Net Asset Value, End of Period	$9.34		$8.16		$7.62		$11.63		$11.00		$9.82

Total Return	16.47%		10.07%		(33.10	)%(C)	7.71%		14.11%		8.50%

Net Assets, End of Period (thousands)	$3,712,973		$785,689		$729,218		$1,002,142		$877,405		$692,595
Ratio of Expenses to Average Net Assets	0.10	%**	0.10	%(D)	0.10	%(B)(D)	0.10	%(D)	0.10	%(D)	0.10	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.11	%**	0.13	%(D)	0.11	%(B)(D)	0.11	%(D)	0.11	%(D)	0.14	%(D)
Ratio of Net Investment Income to Average Net Assets	1.99%		2.53%		2.10	%(B)	1.90%		1.90%		1.82%
Portfolio Turnover Rate	1	%*	N/A		N/A		N/A		N/A		N/A

* For the period September 10, 2010 through October 31, 2010. Effective September 10, 2010, the Portfolio directly invests in securities rather than through The U.S. Large Company Series.

** Represents the combined ratios for the portfolio and for the period November 1, 2009 through September 9, 2010, its respective pro-rata share of The U.S. Large Company Series.

See Page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which DFA International Value Portfolio and U.S. Large Company Portfolio (the “Portfolios”) are presented in this section of the report. The remaining portfolios are presented in separate reports.

DFA International Value Portfolio (the “Feeder Fund”) primarily invests its assets in The DFA International Value Series (the “Series”), a corresponding series of The DFA Investment Trust Company. At October 31, 2010, DFA International Value Portfolio owned 75% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

Class R2 shares of DFA International Value Portfolio commenced operations on April 30, 2008. As of October 31, 2010, Class R1 shares of DFA International Value Portfolio had 100,000,000 authorized shares and had not commenced operations.

On November 1, 2008, The DFAInternational Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

On March 1, 2010, the Board of Directors of DFA Investment Dimensions Group Inc. and of Dimensional Investment Group Inc. approved an Agreement and Plan of Reorganization (the “Plan”) which provided that (i) U.S. Large Company Institutional Index Portfolio (the “Acquiring Fund”), a portfolio of Dimensional Investment Group Inc. would acquire substantially all of the assets of U.S. Large Company Portfolio (the “Target Fund”), a portfolio of DFA Investment Dimensions Group Inc. in exchange solely for shares of capital stock of the Acquiring Fund; (ii) the shares of the Acquiring Fund would be distributed to the shareholders of the Target Fund according to their respective interests in the Target Fund; and (iii) the Target Fund would be liquidated and dissolved (the “Reorganization”). In conjunction with completing the Reorganization, the Acquiring Fund would change its name to “U.S. Large Company Portfolio.” The Reorganization took place on May 7, 2010 and the Acquiring Fund changed its name to U.S. Large Company Portfolio effective May 8, 2010.

The purpose of the transaction was to lower fees for the shareholders of the Target Fund and create operating efficiencies from economies of scale.

The Reorganization was accomplished by a tax-free exchange of the following shares on May 7, 2010:

Target Fund	Shares	Acquiring Fund	Shares	Value (in thousands)
U.S. Large Company Portfolio	83,482,168	U.S. Large Company Institutional Index Portfolio	311,973,980	$2,731,987

The net assets, including net unrealized appreciation (depreciation) of the Target Fund, immediately before the acquisition were as follows (in thousands):

Target Fund	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Fund	Net Assets
U.S. Large Company Portfolio	$2,731,987	$315,984	U.S. Large Company Institutional Index Portfolio	$870,696

Assuming the acquisition had been completed on November 1, 2009, U.S. Large Company Portfolio’s result of operations for the year ended October 31, 2010 would have been as follows (in thousands):

Net Investment Income	$71,681	(a)
Net Realized and Unrealized Gain (Loss) on Investments	501,073	(b)

Net Increase in Net Assets Resulting from Operations	$572,754

(a)	$43,125 as reported in the Statement of Operations, plus $27,799 Net Investment Income from U.S. Large Company Portfolio pre-merger, plus $757 of pro-forma eliminated expenses.

(b)	$596,596 as reported in the Statement of Operations, less $95,523 Net Realized and Unrealized Gain (Loss) on Investments from U.S. Large Company Portfolio pre-merger.

Because both U.S. Large Company Portfolio and U.S. Large Company Institutional Index Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Prior to September 10, 2010, U.S. Large Company Portfolio invested substantially all of its assets in shares of The U.S. Large Company Series. At the close of business on September 9, 2010, U.S. Large Company Portfolio received its pro-rata share of cash and securities from The U.S. Large Company Series in a complete liquidation of its interest in the Series. Effective September 10, 2010, U.S. Large Company Portfolio invests directly in securities rather than through the Series and maintains the same investment objective.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Portfolios utilize a fair value heirarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—     Level 1 – quoted prices in active markets for identical securities

—     Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—     Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The DFA International Value Portfolio’s investment reflects its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

Securities held by U.S. Large Company Portfolio, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by U.S. Large Company Portfolio that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, U.S. Large Company Portfolio values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Futures contracts held by the U.S. Large Company Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed at the end of the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolios did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.     Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

3.     Other:    The Feeder Fund recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Feeder Fund estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Feeder Fund are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Feeder Fund. Income, gains and losses, and common expenses of the Feeder Fund are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Portfolios, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Portfolios and the Series. The Advisor receives no additional compensation for the investment advisory services it provides to the Feeder Fund. For the year ended October 31, 2010, the Portfolios’ administrative services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

DFA International Value Portfolio	0.20%
U.S. Large Company Portfolio*	0.05%

For the year ended October 31, 2010, the Portfolio’s investment advisory fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

U.S. Large Company Portfolio*	0.025%

*Effective September 10, 2010, U.S. Large Company Portfolio no longer invests substantially all of its assets in The U.S. Large Company Series. Instead, U.S. Large Company Portfolio’s assets are managed directly in accordance with its investment objective and strategies, pursuant to an investment management agreement between the Fund, on behalf of U.S. Large Company Portfolio, and Dimensional, which previously was the manager of The U.S. Large Company Series’ assets. The investment advisory fee paid by U.S. Large Company Portfolio is identical to the advisory fee that was charged to The U.S. Large Company Series.

Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive certain fees, including administration/advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver and Expense Assumption Agreement for the Portfolios below will remain in effect through March 1, 2011, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended October 31, 2010, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). The Portfolios are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

	Expense Limits	Recovery of Previously Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
DFA International Value Portfolio — Class R2 Shares (1)	0.79%	—	—
U.S. Large Company Portfolio (2)	0.10%	—	$642

(1) The Advisor has contractually agreed to assume the Portfolio’s direct expenses (excluding management fees and custodian fees) to the extent necessary to limit the expenses of the Class R2 shares of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above for the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s Class R2 shares’ annualized expenses to exceed the applicable percentage of average net assets as listed above.

(2) The Advisor has contractually agreed to waive its administration fee and advisory fee and to assume the Portfolio’s direct and indirect expenses (including the expenses the Portfolio has incurred as a shareholder of The U.S. Large Company Series) necessary to reduce the Portfolio’s expenses to the extent that its total direct and indirect expenses exceed the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above for the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund to the CCO were $29 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follow (amounts in thousands):

DFA International Value Portfolio	$119
U.S. Large Company Portfolio	194

E. Purchases and Sales of Securities:

For the period September 10, 2010 through October 31, 2010, during which the U.S. Large Company Portfolio invested directly in securities, the Portfolio made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$25,631
Sales	78,269

There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income, accumulated net realized gains or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010, primarily attributable to distribution of assets and liabilities by a partnership in complete liquidation and the expiration of capital loss carryforwards, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In-Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
DFA International Value Portfolio	—	$(99)	$99
U.S. Large Company Portfolio	$453,344	(147)	(453,197)

The tax character of dividends and distributions declared and paid during the years ended October 31, 2009 and October 31, 2010 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA International Value Portfolio
2009	$105,700	—	$105,700
2010	107,409	—	107,409
U.S. Large Company Portfolio
2009	18,243	—	18,243
2010	35,473	—	35,473

At October 31, 2010, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Caryforward	Total Net Distributable Earnings (Accumulated Losses)
DFA International Value Portfolio	$14,594	—	$(1,092,654)	$(1,078,060)
U.S. Large Company Portfolio	9,826	—	(386,326)	(376,500)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2010, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration date (amounts in thousands):

	Expires on October 31,
	2011	2012	2013	2014	2015	2016	2017	2018	Total
DFA International Value Portfolio	—	—	—	—	—	$1,092,654	—	—	$1,092,654
U.S. Large Company Portfolio	$13,997	$5,486	$10,569	$1,944	$86,015	100,024	$87,500	$80,791	386,326

For the year ended October 31, 2010, DFA International Value Portfolio had utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes of $255,554 (in thousands).

For the year ended October 31, 2010, U.S. Large Company Portfolio had capital loss carryforward expirations of $42,619 (in thousands).

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA International Value Portfolio	$4,006,671	$1,245,128	$(87,949)	$1,157,179
U.S. Large Company Portfolio	3,416,346	1,192,587	(547,256)	645,331

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax postions and has concluded that no provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

Certain prior year balances have been reclassified to conform with current year presentations. Such reclassfications impacted the paid-in-capital, undistributed net investment income/distributions in excess of net investment income and accumulated net realized gain/loss components of net assets on the statement of assets and liabilities of U.S. Large Company Portfolio. These reclassifications had no impact on net assets, net asset value, the financial highlights or total return.

G. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended Oct. 31, 2010		Year Ended Oct. 31, 2009
	Amount	Shares	Amount	Shares
DFA International Value Portfolio
Class R2 Shares
Shares Issued	$2,443	375	$1,393	263
Shares Issued in Lieu of Cash Distributions	249	43	207	38
Shares Redeemed	(1,361)	(215)	(2,329)	(425)
Shares Reduced by Reverse Stock Split (Note O)	—	(453)	—	—

Net Increase (Decrease) — Class R2 Shares	$1,331	(250)	$(729)	(124)

	Year Ended Oct. 31, 2010		Year Ended Oct. 31, 2009
	Amount	Shares	Amount	Shares
Institutional Class Shares
Shares Issued	$1,029,921	62,367	$1,076,228	84,945
Shares Issued in Lieu of Cash Distributions	101,230	6,632	98,011	7,185
Shares Redeemed	(806,802)	(48,927)	(1,122,011)	(89,725)

Net Increase (Decrease) — Institutional Class Shares	$324,349	20,072	$52,228	2,405

H. Financial Instruments:

In accordance with U.S. Large Company Portfolio investment objectives and policies, U.S. Large Company Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    U.S. Large Company Portfolio may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

2.    Futures Contracts:    U.S. Large Company Portfolio may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, U.S. Large Company Portfolio deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by U.S. Large Company Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, U.S. Large Company Portfolio record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that U.S. Large Company Portfolio could lose more than the initial margin requirements. Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

At October 31, 2010, U.S. Large Company Portfolio had outstanding futues contracts (dollar amounts in thousands):

	Description	Expiration Date	Number of Contracts*	Contract Value	Unrealized Gain (Loss)	Approximate Cash Collateral
U.S. Large Company Portfolio	S&P 500 ®Index	12/17/2010	163	$48,073	$1,447	$4,410

*	During the year ended October 31, 2010, U.S. Large Company Portfolio’s average notional value of outstanding futures contracts was $39,922 (in thousands).

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of U.S. Large Company Portfolio’s derivative instrument holdings for the year ended October 31, 2010.

The following is a summary of U.S. Large Company Portfolio’s location and value of derivative instrument holdings on U.S. Large Compnay Portfolio’s Statements of Assets and Liabilities categorized by primary risk exposure as of October 31, 2010 (amounts in thousands):

Asset Derivatives Value
	Location on the Statements of Assets and Liabilities	Equity Contracts
U.S. Large Company Portfolio	Receivables: Futures Margin Variation	$1,447*

*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of realized and change in unrealized gains and losses on U.S. Large Company Portfolio’s Statement of Operations for U.S. Large Company Portfolio’s derivative instrument holdings through the year ended October 31, 2010:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net Realized Gain (Loss) on: Futures Change in Unrealized Appreciation (Depreciation) of: Futures

The following is a summary of the realized and change in unrealized gains and losses from U.S. Large Company Portfolio’s direct investment in derivative instrument holdings categorized by primary risk exposure for the period September 10, 2010 through October 31, 2010 (amounts in thousands):

Realized Gain (Loss) on Derivatives Recognized in Income

Equity Contracts
U.S. Large Company Portfolio	$1,012

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity Contracts
U.S. Large Company Portfolio	$1,447

I. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowings. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011. There were no borrowings by the Portfolios under this line of credit during the year ended October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2011. There were no borrowings by the Portfolios under this line of credit during the year ended October 31, 2010.

J. Securities Lending:

As of October 31, 2010, U.S. Large Company Portfolio had securities on loan to brokers/dealers, for which the Portfolio receives cash collateral. The Portfolio invests its cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

Subject to its stated investment policies, the Portfolio will generally invest its cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

K. Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in the amount of 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the DFA International Value Portfolio Class R2 Shares.

L. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

N. Other:

At October 31, 2010, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders is an omnibus account, which typically holds shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Oustanding Shares
DFA International Value Portfolio — Class R2 Shares	3	84%
DFA International Value Portfolio — Institutional Class Shares	2	47%
U.S. Large Company Portfolio	2	66%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

O. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

On October 29, 2010, the Board of Directors/Trustees adopted a Plan of Recapitalization of DFA International Value Portfolio’s Class R2 Shares. On November 19, 2010, a reverse stock split was executed whereby each shareholder of Class R2 Shares received one share for every 2.631 shares held. The purpose of the reverse split was to reduce the number of Class R2 Shares, thereby increasing the net asset value of each Class R2 Share outstanding in order to more closely align the net asset value with the net asset value of DFA International Value Portfolio’s Institutional Class Shares. The per share data in the financial highlights, capital share activity in the statements of changes in net assets and the outstanding shares and net asset value as of October 31, 2010 in the statement of assets and liabilities have been retroactively restated to reflect the reverse stock splits for the respective Class R2 Shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments/ summary schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA International Value Portfolio and U.S. Large Company Portfolio (constituting portfolios within Dimensional Investment Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian, brokers, and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

THE DFA INVESTMENT TRUST COMPANY

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34%. Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell 1000® Growth Index outperformed those represented by the Russell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2010

Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010

Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the

U.S. Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Domestic Equity Series’ Performance Overview

The U.S. Large Cap Value Series

The U.S. Large Cap Value Series seeks to capture the returns of U.S. large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Series held 211 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2010, total returns were 19.96% for the Series and 15.72% for the Russell 1000® Value Index. Relative to the Index, the Series’ higher concentration in securities with the most prominent value characteristics and composition differences among the Series’ value stocks added approximately 4.2% to the relative performance. Differences in allocation and composition between the Series and the Index across the market capitalization segments contributed to the outperformance, particularly the Series’ smaller allocation to the largest stocks and the composition of those stocks which added approximately 2.9% to the relative performance. The Series’ exclusion of REITs had a negative impact of approximately 0.7% relative to the Index as REITs was the best-performing sector over the period.

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010, was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61%.

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010
U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Growth Index	6.38%
MSCI World ex USA Value Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

12 Months Ended October 31, 2010
Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Gains in emerging markets were higher on average than in developed markets, although results varied widely among the individual emerging markets countries. For the one-year period ended October 31, 2010, returns in US dollars were 23.56% for the MSCI Emerging Markets Index (net dividends) versus 9.61% for the MSCI World ex USA Index (net dividends). As measured by the MSCI indices, emerging markets growth stocks outperformed their value counterparts, while emerging markets small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI Emerging Markets Index	23.56%
MSCI Emerging Markets Small Cap Index	37.02%
MSCI Emerging Markets Value Index	21.96%
MSCI Emerging Markets Growth Index	25.17%

The US dollar (USD) generally depreciated against most major emerging markets currencies during the period, increasing most local country returns when denominated in USD.

12 Months Ended October 31, 2010

Ten Largest Emerging Markets by Market Cap	Local Currency Return	U.S. Dollar Return
China	11.14%	11.11%
Brazil	11.67%	14.86%
South Korea	18.52%	24.52%
Taiwan	13.20%	20.23%
India	27.64%	34.93%
South Africa	18.71%	33.55%
Russia	19.19%	13.38%
Mexico	25.55%	33.87%
Malaysia	23.94%	35.93%
Indonesia	41.78%	51.50%

Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

International Equity Series’ Performance Overview

The DFA International Value Series

The DFA International Value Series seeks to capture the returns of international large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track any specific equity index. As of October 31, 2010, the Series held 528 stocks in 23 developed countries. In general the portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2010, total returns were 11.13% for the Series and 9.61% for the MSCI World ex USA Index (net dividends). The MSCI Standard benchmarks indicate that on the whole, growth stocks outperformed value stocks in international developed markets during the period. However, stocks in the deeper value segment of the market outperformed growth stocks on average. The Series’ greater allocation than the Index to these deeper value stocks contributed to relative performance. An additional component of the Series’ outperformance was due to differences in valuation timing and methodology between the Portfolio and the Index. The Series prices foreign exchange rates at the closing of U.S. markets, while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets, while the Index uses local market closing prices.

The Japanese Small Company Series

The Japanese Small Company Series seeks to capture the returns of Japanese small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 1,333 stocks. In general, the Series was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the Japanese equity market, rather than the behavior of a limited number of stocks For the 12 months ended October 31, 2010, total returns were 0.72% for the Series and 1.12% for the MSCI Japan Small Cap Index (net dividends). Relative to the Index, the Series’ underperformance was primarily due to its exclusion of REITs, as REITs were the best performing sector over the period. To a lesser extent, compositional differences among the market capitalization segments further detracted from the Series’ relative performance.

The Asia Pacific Small Company Series

The Asia Pacific Small Company Series seeks to capture the returns of small company stocks in developed Asia Pacific markets, excluding Japan. The investments strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 1,093 stocks, and assets were allocated mainly among four countries: Australia, Hong Kong, New Zealand, and Singapore. Country allocations generally reflect the approximate weights of individual securities within a universe of Asia Pacific small company stocks constructed by the Advisor. In general, the Series was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in Asia Pacific equity markets rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 28.91% for the Series and 25.77% for the MSCI Pacific ex Japan Small Cap Index (net dividends). The Series’ relative outperformance was primarily attributable to differences in the valuation timing and methodology between the Series and the Index. The Series prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Series utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

The United Kingdom Small Company Series

The United Kingdom Small Company Series seeks to capture the returns of U.K. small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 375 stocks. In general, the Series was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the U.K. equity market, rather than the behavior of a limited number of stocks. Over the period, U.K. small company stocks outperformed U.K. large company stocks. For the 12 months ended October 31, 2010, total returns were 25.94% for the Series and 21.61% for the MSCI UK Small Cap Index (net dividends). The Series holds a large number of stocks, and in most cases, no single stock will explain a significant amount of the performance difference relative to the Index. However, during the 12-month period ended October 31, 2010, the Portfolio held two stocks that had a significant positive impact on relative performance. One stock was held at a higher weight than in the Index and the other stock was not present in the Index as it was considered too large for the Index.

The Continental Small Company Series

The Continental Small Company Series seeks to capture the returns of small company stocks in developed markets of Europe (excluding the U.K.) and Israel, by purchasing shares in such securities. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 1,405 stocks in 15 developed continental European countries and Israel. Country allocations generally reflect the approximate weights of individual securities within a universe of continental European and Israeli small company stocks constructed by the Advisor. In general, the Series was fully invested in equities throughout the year. The average cash level for period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the continental European (excluding the U.K.) and Israeli equity markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 15.37% for the Series and 15.17% for the MSCI Europe ex UK Small Cap Index (net dividends). The Series and the Index held a number of securities in common but in different weights due to different methods for defining size and the Series’ exclusion rules. For the one-year period ended October 31, 2010, overall differences generally offset each other with the end result that the Series slightly outperformed the Index.

The Canadian Small Company Series

The Canadian Small Company Series seeks to capture the returns of Canadian small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 410 stocks. In general, the Series was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the Canadian equity market, rather than the behavior of a limited number of stocks. Over the period, within the Canadian small company universe, the smallest stocks underperformed larger stocks. For the 12 months ended October 31, 2010, total returns were 43.17% for the Series and 46.20% for the MSCI Canada Small Cap Index (net dividends). The Series holds a large number of stocks and in most cases no single stock will explain a significant amount of the performance difference. However, during the 12-month period ended October 31, 2010, the Index held two securities that significantly outperformed and were excluded from the Series, accounting for the majority of the Series’ relative underperformance. These two securities were considered too large to be eligible for the Series.

The Emerging Markets Series

The Emerging Markets Series seeks to capture the returns of large cap stocks in selected emerging markets countries. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to large cap emerging markets stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 712 stocks in 20 emerging markets countries. In general, the Series was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets. The Series’ target country weights were capped at 15% upon purchase by the manager to limit single-country risk exposure.

As a result of the Series’ diversified approach, performance was generally determined by broad structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 27.04% for the Series and 23.56% for the MSCI Emerging Markets Index (net dividends). The Series’ relative outperformance was primarily due to differences in country weight allocations between the Series and the Index. Country weight differences were primarily driven by capping of individual countries to limit single-country risk exposure. To a lesser extent, an additional component of the Series’ outperformance was due to differences in valuation timing and methodology between the Series and the Index. The Series prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Series utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

The Emerging Markets Small Cap Series

The Emerging Markets Small Cap Series seeks to capture the returns of small company stocks in selected emerging markets. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks in selected emerging markets, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 2,691 stocks in 15 emerging markets countries. In general, the Series was fully invested in equities throughout the year: the average cash level for the period was less than 1% of the Series’ assets. The Series’ target country weights were capped at 15% upon purchase by the manager to limit single-country risk exposure.

As a result of the Series’ diversified approach, performance was principally determined by structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 41.96% for the Series and 23.56% for the MSCI Emerging Markets Index (net dividends). The Series’ outperformance was primarily due to emerging markets small cap stocks significantly outperforming their large cap counterparts during the period. The Series holds primarily small cap stocks whereas the Index holds primarily large cap and mid cap stocks. To a lesser extent, an additional component of the Series’ outperformance was due to differences in valuation timing and methodology between the Series and the Index. The Series prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Series utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2010

EXPENSE TABLES

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$975.20	0.11%	$0.55
Hypothetical 5% Annual Return	$1,000.00	$1,024.65	0.11%	$0.56

The DFA International Value Series
Actual Fund Return	$1,000.00	$1,063.80	0.24%	$1.25
Hypothetical 5% Annual Return	$1,000.00	$1,024.00	0.24%	$1.22

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
The Japanese Small Company Series
Actual Fund Return	$1,000.00	$942.00	0.14%	$0.69
Hypothetical 5% Annual Return	$1,000.00	$1,024.50	0.14%	$0.71

The Asia Pacific Small Company Series
Actual Fund Return	$1,000.00	$1,135.30	0.18%	$0.97
Hypothetical 5% Annual Return	$1,000.00	$1,024.30	0.18%	$0.92

The United Kingdom Small Company Series
Actual Fund Return	$1,000.00	$1,151.00	0.13%	$0.70
Hypothetical 5% Annual Return	$1,000.00	$1,024.55	0.13%	$0.66

The Continental Small Company Series
Actual Fund Return	$1,000.00	$1,096.20	0.17%	$0.90
Hypothetical 5% Annual Return	$1,000.00	$1,024.35	0.17%	$0.87

The Canadian Small Company Series
Actual Fund Return	$1,000.00	$1,097.80	0.15%	$0.79
Hypothetical 5% Annual Return	$1,000.00	$1,024.45	0.15%	$0.77

The Emerging Markets Series
Actual Fund Return	$1,000.00	$1,108.50	0.20%	$1.06
Hypothetical 5% Annual Return	$1,000.00	$1,024.20	0.20%	$1.02

The Emerging Markets Small Cap Series
Actual Fund Return	$1,000.00	$1,183.00	0.33%	$1.82
Hypothetical 5% Annual Return	$1,000.00	$1,023.54	0.33%	$1.68

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

The U.S. Large Cap Value Series		The DFA International Value Series		The Japanese Small Company Series
Consumer Discretionary	18.2%	Consumer Discretionary	15.8%	Consumer Discretionary	23.7%
Consumer Staples	7.8%	Consumer Staples	6.0%	Consumer Staples	9.8%
Energy	15.5%	Energy	10.1%	Energy	1.1%
Financials	21.4%	Financials	31.6%	Financials	10.4%
Health Care	8.9%	Health Care	1.2%	Health Care	4.5%
Industrials	14.1%	Industrials	10.2%	Industrials	25.9%
Information Technology	3.3%	Information Technology	3.6%	Information Technology	11.2%
Materials	3.4%	Materials	11.7%	Materials	12.7%
Telecommunication Services	6.2%	Other	—	Real Estate Investment Trusts	—
Utilities	1.2%	Telecommunication Services	7.6%	Telecommunication Services	—
		Utilities	2.2%	Utilities	0.7%

	100.0%		100.0%		100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

The Asia Pacific Small Company Series		The United Kingdom Small Company Series		The Continental Small Company Series
Consumer Discretionary	23.3%	Consumer Discretionary	21.6%	Consumer Discretionary	15.3%
Consumer Staples	4.8%	Consumer Staples	4.4%	Consumer Staples	7.0%
Energy	6.1%	Energy	5.0%	Energy	5.3%
Financials	12.6%	Financials	13.5%	Financials	16.6%
Health Care	4.8%	Health Care	3.1%	Health Care	8.5%
Industrials	21.5%	Industrials	30.8%	Industrials	25.2%
Information Technology	4.4%	Information Technology	11.1%	Information Technology	10.0%
Materials	17.0%	Materials	5.6%	Materials	8.7%
Other	—	Other	—	Other	—
Real Estate Investment Trusts	0.1%	Telecommunication Services	2.1%	Real Estate Investment Trusts	—
Telecommunication Services	1.8%	Utilities	2.8%	Telecommunication Services	1.2%
Utilities	3.6%			Utilities	2.2%

	100.0%		100.0%		100.0%

The Canadian Small Company Series		The Emerging Markets Series		The Emerging Markets Small Cap Series
Consumer Discretionary	10.5%	Consumer Discretionary	6.9%	Consumer Discretionary	19.3%
Consumer Staples	2.6%	Consumer Staples	9.3%	Consumer Staples	10.5%
Energy	17.9%	Energy	14.2%	Energy	1.8%
Financials	6.8%	Financials	21.4%	Financials	17.0%
Health Care	4.5%	Health Care	1.0%	Health Care	4.9%
Industrials	9.6%	Industrials	6.7%	Industrials	17.0%
Information Technology	5.6%	Information Technology	13.6%	Information Technology	8.7%
Materials	41.3%	Materials	13.6%	Materials	15.9%
Telecommunication Services	0.3%	Other	—	Other	0.1%
Utilities	0.9%	Real Estate Investment Trusts	—	Real Estate Investment Trusts	—
		Telecommunication Services	9.9%	Telecommunication Services	0.9%

	100.0%	Utilities	3.4%	Utilities	3.9%

			100.0%		100.0%

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (90.0%)
Consumer Discretionary — (16.4%)
#*Carnival Corp.	2,792,987	$120,573,249	1.4%
CBS Corp. Class B	3,870,469	65,527,040	0.7%
#*Comcast Corp. Class A	11,535,742	237,405,570	2.7%
Comcast Corp. Special Class A	3,843,964	74,303,824	0.8%
#*Liberty Media Corp. Interactive Class A	3,585,265	52,918,511	0.6%
#*News Corp. Class A	8,601,307	124,374,899	1.4%
#News Corp. Class B	3,247,295	52,216,504	0.6%
*Time Warner Cable, Inc.	2,004,056	115,974,721	1.3%
*Time Warner, Inc.	6,251,359	203,231,681	2.3%
#Walt Disney Co. (The)	3,195,385	115,385,352	1.3%
Other Securities		436,691,700	5.0%

Total Consumer Discretionary		1,598,603,051	18.1%

Consumer Staples — (7.0%)
*Archer-Daniels-Midland Co.	2,712,432	90,378,234	1.0%
#*CVS Caremark Corp.	6,345,280	191,119,834	2.2%
#Kraft Foods, Inc.	5,204,766	167,957,799	1.9%
Other Securities		236,916,702	2.7%

Total Consumer Staples		686,372,569	7.8%

Energy — (14.0%)
#*Anadarko Petroleum Corp.	2,760,568	169,968,172	1.9%
#Chesapeake Energy Corp.	3,103,882	67,354,239	0.8%
*Chevron Corp.	999,295	82,551,760	0.9%
#*ConocoPhillips	5,935,876	352,591,034	4.0%
Hess Corp.	1,348,669	85,006,607	1.0%
*Marathon Oil Corp.	3,475,819	123,634,882	1.4%
National-Oilwell, Inc.	1,945,893	104,611,208	1.2%
*Valero Energy Corp.	2,637,648	47,345,782	0.5%
Other Securities		333,750,889	3.8%

Total Energy		1,366,814,573	15.5%

Financials — (19.2%)
*Bank of America Corp.	19,776,300	226,240,872	2.6%
#*Capital One Financial Corp.	2,303,387	85,847,234	1.0%
*Citigroup, Inc.	66,697,025	278,126,594	3.1%
CME Group, Inc.	293,931	85,137,114	1.0%
#*Hartford Financial Services Group, Inc.	1,998,882	47,933,190	0.5%
*Loews Corp.	2,592,160	102,338,477	1.2%
#*MetLife, Inc.	4,397,300	177,343,109	2.0%
*Morgan Stanley	2,707,152	67,326,870	0.8%
#*Prudential Financial, Inc.	2,043,858	107,466,054	1.2%
#*SunTrust Banks, Inc.	2,311,090	57,823,472	0.7%
#Travelers Cos., Inc. (The)	1,196,594	66,051,989	0.7%
Other Securities		576,347,243	6.5%

Total Financials		1,877,982,218	21.3%

Health Care — (8.0%)
*Aetna, Inc.	1,935,699	57,799,972	0.7%
*Pfizer, Inc.	10,541,551	183,422,987	2.1%
*Thermo Fisher Scientific, Inc.	1,915,352	98,487,400	1.1%
#UnitedHealth Group, Inc.	2,647,609	95,446,304	1.1%
*WellPoint, Inc.	2,580,122	140,203,829	1.6%
Other Securities		205,647,709	2.3%

Total Health Care		781,008,201	8.9%

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**

Industrials — (12.7%)
*CSX Corp.	2,287,204	$140,548,686	1.6%
General Electric Co.	19,264,818	308,622,384	3.5%
*Norfolk Southern Corp.	2,186,220	134,430,668	1.5%
#*Northrop Grumman Corp.	1,926,678	121,785,316	1.4%
*Southwest Airlines Co.	4,316,432	59,394,104	0.7%
*Union Pacific Corp.	2,835,808	248,643,645	2.8%
Other Securities		224,330,398	2.5%

Total Industrials		1,237,755,201	14.0%

Information Technology — (2.9%)
Other Securities		287,523,914	3.3%

Materials — (3.1%)
#*Alcoa, Inc.	5,082,514	66,733,409	0.7%
*International Paper Co.	2,298,491	58,105,852	0.7%
Other Securities		178,601,082	2.0%

Total Materials		303,440,343	3.4%

Telecommunication Services — (5.6%)
*AT&T, Inc.	11,515,790	328,200,015	3.7%
#*CenturyLink, Inc.	1,178,012	48,746,137	0.6%
*Sprint Nextel Corp.	13,734,331	56,585,444	0.6%
*Verizon Communications, Inc.	2,096,010	68,057,445	0.8%
Other Securities		43,693,274	0.5%

Total Telecommunication Services		545,282,315	6.2%

Utilities — (1.1%)
*Public Service Enterprise Group, Inc.	1,668,763	53,984,483	0.6%
Other Securities		51,447,310	0.6%

Total Utilities		105,431,793	1.2%

TOTAL COMMON STOCKS		8,790,214,178	99.7%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	32,140,674	32,140,674	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (9.7%)
§@DFA Short Term Investment Fund	936,367,625	936,367,625	10.6%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $4,388,158 FNMA 3.500%, 10/01/20, valued at $4,590,901) to be repurchased at $4,457,270	$4,457	4,457,185	0.1%

TOTAL SECURITIES LENDING COLLATERAL		940,824,810	10.7%

TOTAL INVESTMENTS — (100.0%)
(Cost $7,923,085,138)		$9,763,179,662	110.7%

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,598,603,051	—	—	$1,598,603,051
Consumer Staples	686,372,569	—	—	686,372,569
Energy	1,366,814,573	—	—	1,366,814,573
Financials	1,877,982,218	—	—	1,877,982,218
Health Care	781,008,201	—	—	781,008,201
Industrials	1,237,755,201	—	—	1,237,755,201
Information Technology	287,523,914	—	—	287,523,914
Materials	303,440,343	—	—	303,440,343
Telecommunication Services	545,282,315	—	—	545,282,315
Utilities	105,431,793	—	—	105,431,793
Temporary Cash Investments	32,140,674	—	—	32,140,674
Securities Lending Collateral	—	$940,824,810	—	940,824,810

TOTAL	$8,822,354,852	$940,824,810	—	$9,763,179,662

See accompanying Notes to Financial Statements.

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.2%)
AUSTRALIA — (5.0%)
Australia & New Zealand Banking Group, Ltd.	2,206,006	$53,819,204	0.8%
#National Australia Bank, Ltd.	2,107,947	52,758,343	0.8%
Wesfarmers, Ltd.	2,331,991	75,875,057	1.1%
Other Securities		224,889,210	3.2%

TOTAL AUSTRALIA		407,341,814	5.9%

AUSTRIA — (0.4%)
Other Securities		29,957,894	0.4%

BELGIUM — (0.6%)
Other Securities		46,661,837	0.7%

CANADA — (9.6%)
#Encana Corp.	2,051,015	57,936,800	0.9%
#Sun Life Financial, Inc.	1,367,335	38,691,331	0.6%
#Suncor Energy, Inc.	2,191,586	70,223,581	1.0%
#Talisman Energy, Inc.	2,353,184	42,661,410	0.6%
Teck Resources, Ltd. Class B	1,418,230	63,409,440	0.9%
#Thomson Reuters Corp.	1,832,184	69,971,141	1.0%
#TransCanada Corp.	1,941,948	71,725,837	1.0%
Other Securities		358,917,190	5.2%

TOTAL CANADA		773,536,730	11.2%

DENMARK — (1.3%)
Other Securities		108,243,005	1.6%

FINLAND — (0.8%)
Other Securities		61,678,555	0.9%

FRANCE — (7.0%)
AXA SA	2,818,397	51,399,167	0.8%
BNP Paribas SA	607,569	44,441,191	0.6%
Cie de Saint-Gobain SA	875,747	41,144,800	0.6%
GDF Suez SA	1,019,150	40,722,357	0.6%
Societe Generale Paris SA	1,074,333	64,422,284	0.9%
Vivendi SA	2,798,643	79,971,735	1.2%
Other Securities		244,435,064	3.5%

TOTAL FRANCE		566,536,598	8.2%

GERMANY — (7.9%)
Allianz SE.	481,474	60,300,624	0.9%
Bayerische Motoren Werke AG	915,762	65,634,885	1.0%
*Daimler AG	2,088,586	138,020,977	2.0%
Deutsche Bank AG	987,090	56,862,241	0.8%
Deutsche Telekom AG	2,852,483	41,282,568	0.6%
#Deutsche Telekom AG Sponsored ADR	3,099,741	44,667,268	0.6%
Munchener Rueckversicherungs-Gesellschaft AG	412,644	64,496,557	0.9%
Other Securities		169,733,757	2.5%

TOTAL GERMANY		640,998,877	9.3%

GREECE — (0.1%)
Other Securities		8,298,682	0.1%

HONG KONG — (1.5%)
Hutchison Whampoa, Ltd.	5,621,000	55,586,897	0.8%
Other Securities		65,265,505	0.9%

TOTAL HONG KONG		120,852,402	1.7%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (0.1%)
Other Securities		$4,941,532	0.1%

ISRAEL — (0.4%)
Other Securities		29,466,537	0.4%

ITALY — (1.8%)
Intesa Sanpaolo SpA	10,656,633	37,481,113	0.5%
#UniCredit SpA	15,858,749	41,344,820	0.6%
Other Securities		69,762,927	1.0%

TOTAL ITALY		148,588,860	2.1%

JAPAN — (17.3%)
FUJIFILM Holdings Corp.	1,327,000	44,270,853	0.6%
#Nissan Motor Co., Ltd.	4,831,600	42,464,027	0.6%
#Sony Corp. Sponsored ADR	1,801,665	60,968,344	0.9%
#Sumitomo Corp.	3,241,900	41,045,075	0.6%
Other Securities		1,210,511,398	17.5%

TOTAL JAPAN		1,399,259,697	20.2%

MALAYSIA — (0.0%)
Other Securities		—	0.0%

NETHERLANDS — (3.3%)
#ArcelorMittal NV	2,446,831	79,175,937	1.2%
*ING Groep NV	3,356,113	35,906,230	0.5%
Koninklijke Philips Electronics NV	2,087,065	63,660,707	0.9%
Other Securities		84,238,184	1.2%

TOTAL NETHERLANDS		262,981,058	3.8%

NEW ZEALAND — (0.1%)
Other Securities		4,293,061	0.1%

NORWAY — (1.0%)
Other Securities		84,129,497	1.2%

PORTUGAL — (0.1%)
Other Securities		8,195,419	0.1%

SINGAPORE — (1.4%)
Other Securities		109,763,918	1.6%

SPAIN — (2.1%)
#Repsol YPF SA Sponsored ADR	1,432,181	39,657,092	0.6%
Other Securities		130,802,294	1.9%

TOTAL SPAIN		170,459,386	2.5%

SWEDEN — (2.6%)
#Nordea Bank AB	5,498,608	60,543,289	0.9%
Other Securities		150,105,334	2.1%

TOTAL SWEDEN		210,648,623	3.0%

SWITZERLAND — (5.7%)
Compagnie Financiere Richemont SA Series A	897,817	44,781,503	0.6%
Credit Suisse Group AG	1,085,706	44,946,721	0.7%
#Holcim, Ltd. AG	739,477	46,066,677	0.7%
Swiss Reinsurance Co., Ltd. AG	931,611	44,761,229	0.6%
#*UBS AG	3,710,052	63,024,671	0.9%
Zurich Financial Services AG	322,634	78,954,165	1.1%
Other Securities		141,879,887	2.1%

TOTAL SWITZERLAND		464,414,853	6.7%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (15.1%)
Aviva P.L.C.	7,396,866	$47,172,407	0.7%
#Barclays P.L.C. Sponsored ADR	4,180,831	73,791,667	1.1%
International Power P.L.C.	6,483,180	43,257,401	0.6%
Kingfisher P.L.C.	10,285,817	39,184,977	0.6%
#Royal Dutch Shell P.L.C. ADR	3,170,896	203,952,031	2.9%
Vodafone Group P.L.C.	34,976,333	95,611,963	1.4%
#Vodafone Group P.L.C. Sponsored ADR	8,066,329	221,904,711	3.2%
William Morrison Supermarkets P.L.C.	8,127,143	38,248,483	0.5%
Xstrata P.L.C.	3,843,909	74,469,535	1.1%
Other Securities		384,330,100	5.6%

TOTAL UNITED KINGDOM		1,221,923,275	17.7%

TOTAL COMMON STOCKS		6,883,172,110	99.5%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $21,850,000 FHLMC 4.00%, 12/15/38, valued at $20,355,375) to be repurchased at $19,298,306	$19,298	19,298,000	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.6%)
§@DFA Short Term Investment Fund	1,175,802,100	1,175,802,100	17.0%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $3,305,966)## to be repurchased at $3,241,202	$3,241	3,241,143	0.0%

TOTAL SECURITIES LENDING COLLATERAL		1,179,043,243	17.0%

TOTAL INVESTMENTS — (100.0%)
(Cost $6,502,731,182)		$8,081,513,353	116.8%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$5,383,963	$401,957,851	—	$407,341,814
Austria	—	29,957,894	—	29,957,894
Belgium	3,727,334	42,934,503	—	46,661,837
Canada	773,536,730	—	—	773,536,730
Denmark	—	108,243,005	—	108,243,005
Finland	2,054,844	59,623,711	—	61,678,555
France	11,057,872	555,478,726	—	566,536,598
Germany	104,531,048	536,467,829	—	640,998,877
Greece	1,399,460	6,899,222	—	8,298,682
Hong Kong	—	120,852,402	—	120,852,402
Ireland	4,941,532	—	—	4,941,532
Israel	3,608,246	25,858,291	—	29,466,537
Italy	28,604,870	119,983,990	—	148,588,860
Japan	134,121,326	1,265,138,371	—	1,399,259,697
Malaysia	—	—	—	—
Netherlands	17,912,213	245,068,845	—	262,981,058
New Zealand	—	4,293,061	—	4,293,061
Norway	367,187	83,762,310	—	84,129,497
Portugal	—	8,195,419	—	8,195,419
Singapore	—	109,763,918	—	109,763,918
Spain	55,573,325	114,886,061	—	170,459,386
Sweden	10,464,260	200,184,363	—	210,648,623
Switzerland	50,892,561	413,522,292	—	464,414,853
United Kingdom	579,019,350	642,903,925	—	1,221,923,275
Temporary Cash Investments	—	19,298,000	—	19,298,000
Securities Lending Collateral	—	1,179,043,243	—	1,179,043,243

TOTAL	$1,787,196,121	$6,294,317,232	—	$8,081,513,353

See accompanying Notes to Financial Statements.

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (87.6%)
Consumer Discretionary — (20.8%)
Aoyama Trading Co., Ltd.	191,400	$3,117,117	0.3%
Exedy Corp.	119,000	3,713,418	0.3%
#*Haseko Corp.	3,508,000	3,009,187	0.3%
Kayaba Industry Co., Ltd.	660,000	3,870,694	0.3%
K’s Holdings Corp.	156,927	3,899,809	0.3%
#Nifco, Inc.	162,700	4,093,473	0.3%
Sanrio Co., Ltd.	181,700	3,871,427	0.3%
Shimachu Co., Ltd.	145,700	2,985,858	0.2%
Toyobo Co., Ltd.	2,084,000	3,473,499	0.3%
Other Securities		252,875,512	20.9%

Total Consumer Discretionary		284,909,994	23.5%

Consumer Staples — (8.6%)
#Megmilk Snow Brand Co., Ltd.	178,400	3,151,536	0.2%
Morinaga Milk Industry Co., Ltd.	843,000	3,439,085	0.3%
Other Securities		111,091,940	9.2%

Total Consumer Staples		117,682,561	9.7%

Energy — (0.9%)
Other Securities		12,896,930	1.1%

Financials — (9.1%)
Bank of Okinawa, Ltd. (The)	88,100	3,389,540	0.3%
Century Tokyo Leasing Corp.	260,590	3,759,430	0.3%
Hokkoku Bank, Ltd. (The)	714,000	2,874,405	0.2%
Hyakugo Bank, Ltd. (The)	656,609	2,764,094	0.2%
Kiyo Holdings, Inc.	2,168,900	2,917,101	0.2%
Musashino Bank, Ltd.	105,600	3,066,201	0.3%
Tokai Tokyo Financial Holdings, Inc.	898,000	3,120,888	0.3%
Tokyo Tatemono Co., Ltd.	908,000	3,658,692	0.3%
Other Securities		99,413,439	8.2%

Total Financials		124,963,790	10.3%

Health Care — (3.9%)
Kaken Pharmaceutical Co., Ltd.	335,000	3,670,535	0.3%
#KYORIN Holdings, Inc.	178,000	2,764,121	0.2%
Nihon Kohden Corp.	151,200	2,874,009	0.3%
Nippon Shinyaku Co., Ltd.	229,000	3,248,584	0.3%
Nipro Corp.	180,100	3,671,774	0.3%
#Sawai Pharmaceutical Co., Ltd.	41,500	3,627,965	0.3%
Other Securities		34,031,234	2.8%

Total Health Care		53,888,222	4.5%

Industrials — (22.7%)
#Asahi Diamond Industrial Co., Ltd.	228,000	4,025,736	0.3%
*Duskin Co., Ltd.	184,400	3,241,457	0.3%
#Hitachi Zosen Corp.	2,175,500	3,134,938	0.3%
#Miura Co., Ltd.	131,300	2,967,570	0.2%
*Sankyu, Inc.	717,000	3,006,844	0.3%
Takara Standard Co., Ltd.	483,000	2,970,009	0.2%
Other Securities		291,980,548	24.1%

Total Industrials		311,327,102	25.7%

Information Technology — (9.8%)
#Anritsu Corp.	435,000	2,805,777	0.2%
*Dainippon Screen Manufacturing Co., Ltd.	731,000	4,159,684	0.4%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Information Technology — (Continued)
Horiba, Ltd.	120,500	$2,959,345	0.3%
IT Holdings Corp.	262,401	2,897,221	0.2%
#Kakaku.com, Inc.	573	2,765,044	0.2%
Nichicon Corp.	258,800	2,877,646	0.2%
Ryosan Co., Ltd.	122,000	3,004,852	0.3%
Other Securities		112,666,126	9.3%

Total Information Technology		134,135,695	11.1%

Materials — (11.2%)
Adeka Corp.	331,700	3,535,829	0.3%
FP Corp.	58,500	3,229,497	0.3%
#Kureha Corp.	545,500	3,096,346	0.3%
Nihon Parkerizing Co., Ltd.	230,000	3,013,274	0.2%
Nippon Denko Co., Ltd.	372,000	2,756,092	0.2%
Nippon Paint Co., Ltd.	691,200	5,107,460	0.4%
#NOF Corp.	673,000	3,103,136	0.3%
#Pacific Metals Co., Ltd.	341,000	2,835,502	0.2%
#*Taiheiyo Cement Corp.	2,740,000	2,957,582	0.2%
Toagosei Co., Ltd.	897,000	3,933,092	0.3%
Tokai Carbon Co., Ltd.	556,000	3,278,348	0.3%
Other Securities		116,125,372	9.6%

Total Materials		152,971,530	12.6%

Real Estate Investment Trusts — (0.0%)
Other Securities		25,319	0.0%

Telecommunication Services — (0.0%)
Other Securities		481,027	0.0%

Utilities — (0.6%)
#Saibu Gas Co., Ltd.	1,268,000	3,614,327	0.3%
Other Securities		5,093,434	0.4%

Total Utilities		8,707,761	0.7%

TOTAL COMMON STOCKS		1,201,989,931	99.2%

RIGHTS/WARRANTS — (0.0%)
Other Securities		—	0.0%
TOTAL RIGHTS/WARRANTS		—	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $4,900,000 FNMA 5.50%, 12/01/38,valued at $2,521,716) to be repurchased at $2,483,039	$2,483	2,483,000	0.2%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (12.2%)
§@DFA Short Term Investment Fund	165,468,050	165,468,050	13.7%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $2,795,227)## to be repurchased at $2,740,469	$2,740	$2,740,419	0.2%

TOTAL SECURITIES LENDING COLLATERAL		168,208,469	13.9%

TOTAL INVESTMENTS — (100.0%)
(Cost $1,588,187,054)		$1,372,681,400	113.3%

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$65,037	$284,844,957	—	$284,909,994
Consumer Staples	—	117,682,561	—	117,682,561
Energy	—	12,896,930	—	12,896,930
Financials	—	124,963,790	—	124,963,790
Health Care	—	53,888,222	—	53,888,222
Industrials	1,805,746	309,521,356	—	311,327,102
Information Technology	—	134,135,695	—	134,135,695
Materials	79,110	152,892,420	—	152,971,530
Real Estate Investment Trusts	—	25,319	—	25,319
Telecommunication Services	—	481,027	—	481,027
Utilities	—	8,707,761	—	8,707,761
Rights/Warrants	—	—	—	—
Temporary Cash Investments	—	2,483,000	—	2,483,000
Securities Lending Collateral	—	168,208,469	—	168,208,469

TOTAL	$1,949,893	$1,370,731,507	—	$1,372,681,400

See accompanying Notes to Financial Statements.

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (86.2%)
AUSTRALIA — (51.7%)
Adelaide Brighton, Ltd.	1,781,776	$6,244,398	0.7%
*Andean Resources, Ltd.	1,464,837	9,136,669	1.0%
Ansell, Ltd.	473,632	6,295,905	0.7%
APA Group, Ltd.	1,702,846	6,518,392	0.7%
Australian Infrastructure Fund NL	3,018,033	5,854,222	0.6%
Australian Pharmaceutical Industries, Ltd.	8,248,388	4,170,326	0.5%
*AWB, Ltd.	3,807,619	5,542,901	0.6%
Boart Longyear Group	1,686,718	5,985,737	0.6%
Bradken, Ltd.	589,828	4,743,303	0.5%
#Campbell Brothers, Ltd.	290,863	10,019,193	1.1%
Challenger Financial Services Group, Ltd.	1,750,037	7,893,293	0.8%
#ConnectEast Group, Ltd.	13,951,937	5,936,849	0.6%
Consolidated Media Holdings, Ltd.	1,225,674	4,026,953	0.4%
#David Jones, Ltd.	1,447,885	6,744,051	0.7%
DUET Group, Ltd.	3,300,250	5,624,843	0.6%
#Flight Centre, Ltd.	192,954	4,317,514	0.5%
Goodman Fielder, Ltd.	4,757,757	6,917,187	0.7%
Graincorp, Ltd Series A	634,518	4,678,450	0.5%
#GUD Holdings, Ltd.	387,740	3,972,190	0.4%
*Iluka Resources, Ltd.	1,472,781	9,747,906	1.0%
#IOOF Holdings, Ltd.	950,183	6,692,291	0.7%
#JB Hi-Fi, Ltd.	379,557	7,396,694	0.8%
#*Karoon Gas Australia, Ltd.	667,086	6,155,517	0.7%
#Kingsgate Consolidated, Ltd.	409,970	4,028,563	0.4%
*Lynas Corp., Ltd.	6,385,207	9,202,825	1.0%
Monadelphous Group, Ltd.	302,955	4,963,891	0.5%
*Mount Gibson Iron, Ltd.	2,962,399	5,885,580	0.6%
Navitas, Ltd.	1,205,167	4,521,704	0.5%
*Pacific Brands, Ltd.	4,412,120	4,698,942	0.5%
*PanAust, Ltd.	8,757,197	6,425,678	0.7%
#Perpetual Trustees Australia, Ltd.	145,492	5,401,823	0.6%
#*Perseus Mining, Ltd.	1,377,405	4,047,188	0.4%
Primary Health Care, Ltd.	1,717,450	5,255,394	0.6%
#Reece Australia, Ltd.	238,457	5,205,510	0.6%
*Riversdale Mining, Ltd.	816,637	8,595,557	0.9%
#SAI Global, Ltd.	992,324	4,250,991	0.5%
#Seek, Ltd.	666,916	4,729,187	0.5%
*Seven Group Holdings, Ltd.	723,898	5,239,495	0.6%
Spark Infrastructure Group, Ltd.	4,454,005	4,887,344	0.5%
*St. Barbara, Ltd.	9,348,675	3,822,176	0.4%
Super Cheap Auto Group, Ltd.	832,879	5,437,284	0.6%
#*Ten Network Holdings, Ltd.	3,318,272	4,685,349	0.5%
Transfield Services, Ltd.	1,322,886	4,492,942	0.5%
UGL, Ltd.	332,576	4,807,541	0.5%
#West Australian Newspapers Holdings, Ltd.	756,808	5,306,719	0.6%
Other Securities		294,878,501	31.5%

TOTAL AUSTRALIA		555,384,968	59.4%

HONG KONG — (19.2%)
Giordano International, Ltd.	6,824,000	4,100,503	0.5%
Pacific Basin Shipping, Ltd.	6,240,000	4,568,892	0.5%
#Techtronic Industries Co., Ltd.	4,614,000	4,679,234	0.5%
Other Securities		192,854,699	20.6%

TOTAL HONG KONG		206,203,328	22.1%

MALAYSIA — (0.0%)
Other Securities		4,146	0.0%

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
NEW ZEALAND — (5.0%)
Fisher & Paykel Healthcare Corp., Ltd.	2,402,700	$5,939,087	0.6%
Sky City Entertainment Group, Ltd.	2,560,206	5,904,284	0.6%
Other Securities		41,495,909	4.5%

TOTAL NEW ZEALAND		53,339,280	5.7%

SINGAPORE — (10.3%)
Other Securities		110,662,728	11.8%

TOTAL COMMON STOCKS		925,594,450	99.0%

PREFERRED STOCKS — (0.1%)
AUSTRALIA — (0.1%)
Other Securities		780,533	0.1%

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		20,891	0.0%

HONG KONG — (0.0%)
Other Securities		15,765	0.0%

SINGAPORE — (0.0%)
Other Securities		182,728	0.0%

TOTAL RIGHTS/WARRANTS		219,384	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $80,000 FNMA 3.126%(r), 09/01/40,valued at $82,211) to be repurchased at $77,001	$77	77,000	0.0%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (13.7%)
§@DFA Short Term Investment Fund	146,838,427	146,838,427	15.7%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $370,085)## to be repurchased at $362,835	$363	362,828	0.0%

TOTAL SECURITIES LENDING COLLATERAL		147,201,255	15.7%

TOTAL INVESTMENTS — (100.0%)
(Cost $876,704,734)		$1,073,872,622	114.8%

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$1,165,043	$554,219,925	—	$555,384,968
Hong Kong	405,141	205,798,187	—	206,203,328
Malaysia	—	4,146	—	4,146
New Zealand	—	53,339,280	—	53,339,280
Singapore	791,703	109,871,025	—	110,662,728
Preferred Stocks
Australia	—	780,533	—	780,533
Rights/Warrants
Australia	4,411	16,480	—	20,891
Hong Kong	6,899	8,866	—	15,765
Singapore	178,498	4,230	—	182,728
Temporary Cash Investments	—	77,000	—	77,000
Securities Lending Collateral	—	147,201,255	—	147,201,255

TOTAL	$2,551,695	$1,071,320,927	—	$1,073,872,622

See accompanying Notes to Financial Statements.

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (98.0%)
Consumer Discretionary — (21.1%)
Aegis Group P.L.C.	3,149,142	$6,347,400	0.6%
Daily Mail & General Trust P.L.C. Series A	939,198	8,093,650	0.8%
GKN P.L.C.	3,830,675	10,884,024	1.0%
*Inchcape P.L.C.	1,428,910	7,985,145	0.8%
Informa P.L.C.	1,449,124	10,132,278	1.0%
*ITV P.L.C.	6,035,176	6,610,726	0.6%
Thomas Cook Group P.L.C.	2,420,264	7,015,506	0.7%
United Business Media P.L.C.	864,643	9,112,387	0.9%
Other Securities		155,308,325	15.0%

Total Consumer Discretionary		221,489,441	21.4%

Consumer Staples — (4.4%)
Britvic P.L.C.	834,762	6,452,199	0.6%
PZ Cussons P.L.C.	1,298,024	8,383,476	0.8%
Tate & Lyle P.L.C.	1,062,662	8,557,114	0.8%
Other Securities		22,240,791	2.2%

Total Consumer Staples		45,633,580	4.4%

Energy — (4.9%)
John Wood Group P.L.C.	1,070,261	7,467,982	0.7%
*Premier Oil P.L.C.	380,328	10,244,418	1.0%
Other Securities		33,232,071	3.2%

Total Energy		50,944,471	4.9%

Financials — (13.2%)
Aberdeen Asset Management P.L.C.	2,558,118	7,286,080	0.7%
Amlin P.L.C.	1,697,546	11,055,901	1.1%
Catlin Group, Ltd. P.L.C.	1,219,427	6,808,962	0.7%
Close Brothers Group P.L.C.	504,375	6,234,621	0.6%
Hiscox, Ltd. P.L.C.	1,517,006	8,610,598	0.8%
IG Group Holdings P.L.C.	1,241,907	10,506,913	1.0%
Other Securities		88,142,014	8.5%

Total Financials		138,645,089	13.4%

Health Care — (3.1%)
SSL International P.L.C.	753,239	13,988,081	1.4%
Other Securities		18,005,851	1.7%

Total Health Care		31,993,932	3.1%

Industrials — (30.2%)
Babcock International Group P.L.C.	1,286,052	11,951,794	1.1%
Balfour Beatty P.L.C.	2,390,347	10,598,680	1.0%
Carillion P.L.C.	1,523,518	8,415,082	0.8%
Charter International P.L.C.	614,873	7,280,103	0.7%
*Cookson Group P.L.C.	963,139	7,951,358	0.8%
Firstgroup P.L.C.	1,591,971	10,410,372	1.0%
Hays P.L.C.	4,753,935	8,419,027	0.8%
Homeserve P.L.C.	1,100,525	7,992,806	0.8%
IMI P.L.C.	1,191,221	15,063,796	1.5%
Intertek Group P.L.C.	539,854	16,045,765	1.5%
Meggitt P.L.C.	2,289,633	12,104,196	1.2%
Melrose P.L.C.	1,598,881	7,213,870	0.7%
Michael Page International P.L.C.	1,235,568	9,325,627	0.9%
Rotork P.L.C.	348,025	9,332,212	0.9%
Spirax-Sarco Engineering P.L.C.	301,608	8,735,351	0.8%
*Travis Perkins P.L.C.	667,086	8,842,161	0.8%

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Industrials — (Continued)
Ultra Electronics Holdings P.L.C.	267,145	$7,961,510	0.8%
Weir Group P.L.C. (The)	362,747	9,053,724	0.9%
Other Securities		139,720,768	13.5%

Total Industrials		316,418,202	30.5%

Information Technology — (10.9%)
Aveva Group P.L.C.	274,171	6,542,840	0.6%
Halma P.L.C.	1,461,044	7,648,991	0.7%
Logica P.L.C.	5,706,484	11,833,154	1.2%
*Misys P.L.C.	1,833,430	8,254,976	0.8%
Spectris P.L.C.	490,382	8,864,013	0.9%
Other Securities		70,641,956	6.8%

Total Information Technology		113,785,930	11.0%

Materials — (5.5%)
Croda International P.L.C.	484,717	11,168,074	1.1%
Mondi P.L.C.	1,078,021	8,976,093	0.9%
Victrex P.L.C.	321,880	6,661,744	0.6%
Other Securities		30,630,959	2.9%

Total Materials		57,436,870	5.5%

Telecommunication Services — (2.0%)
*Cable & Wireless Communications P.L.C.	8,687,193	7,446,715	0.7%
Other Securities		13,913,823	1.3%

Total Telecommunication Services		21,360,538	2.0%

Utilities — (2.7%)
*Drax Group P.L.C.	1,259,220	7,673,881	0.8%
Northumbrian Water Group P.L.C.	1,699,783	9,642,375	0.9%
Pennon Group P.L.C.	1,133,145	11,308,526	1.1%
Other Securities		194,931	0.0%

Total Utilities		28,819,713	2.8%

TOTAL COMMON STOCKS		1,026,527,766	99.0%

PREFERRED STOCKS — (0.0%)
Consumer Staples — (0.0%)
Other Securities		4,351	0.0%

RIGHTS/WARRANTS — (0.0%)
Other Securities		41,892	0.0%

	Face Amount	Value†
	(000)

TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $5,000 FHLMC 5.00%, 10/15/19,valued at $5,656) to be repurchased at $3,000	$3	3,000	0.0%

	Shares/ Face Amount
	(000)

SECURITIES LENDING COLLATERAL — (2.0%)
§@DFA Short Term Investment Fund	19,629,803	19,629,803	1.9%

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,711,232)## to be repurchased at $1,677,709	$1,678	$1,677,678	0.2%

TOTAL SECURITIES LENDING COLLATERAL		21,307,481	2.1%

TOTAL INVESTMENTS — (100.0%)
(Cost $953,563,812)		$1,047,884,490	101.1%

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$743,701	$220,745,740	—	$221,489,441
Consumer Staples	757,384	44,876,196	—	45,633,580
Energy	—	50,944,471	—	50,944,471
Financials	6,802	138,638,287	—	138,645,089
Health Care	—	31,993,932	—	31,993,932
Industrials	624,113	315,794,089	—	316,418,202
Information Technology	—	113,785,930	—	113,785,930
Materials	—	57,436,870	—	57,436,870
Telecommunication Services	—	21,360,538	—	21,360,538
Utilities	—	28,819,713	—	28,819,713
Preferred Stocks
Consumer Staples	—	4,351	—	4,351
Rights/Warrants	—	41,892	—	41,892
Temporary Cash Investments	—	3,000	—	3,000
Securities Lending Collateral	—	21,307,481	—	21,307,481

TOTAL	$2,132,000	$1,045,752,490	—	$1,047,884,490

See accompanying Notes to Financial Statements.

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.5%)
AUSTRIA — (2.3%)
Andritz AG	116,739	$8,946,425	0.4%
Other Securities		47,555,943	2.3%

TOTAL AUSTRIA		56,502,368	2.7%

BELGIUM — (3.4%)
Ackermans & van Haaren NV	81,854	7,061,891	0.3%
Bekaert SA	32,765	10,044,157	0.5%
D’Ieteren SA	12,906	7,043,989	0.3%
Other Securities		57,597,781	2.8%

TOTAL BELGIUM		81,747,818	3.9%

DENMARK — (2.5%)
Other Securities		60,941,548	2.9%

FINLAND — (5.7%)
KCI Konecranes Oyj	232,703	9,278,182	0.5%
Kesko Oyj	138,078	6,852,025	0.3%
Other Securities		121,719,940	5.9%

TOTAL FINLAND		137,850,147	6.7%

FRANCE — (11.0%)
Arkema SA	199,362	12,882,495	0.6%
#Bourbon SA	155,755	7,098,282	0.3%
Gemalto NV	149,247	6,801,849	0.3%
#Neopost SA	86,402	7,177,299	0.4%
*Rhodia SA	311,738	8,691,016	0.4%
SEB SA	87,918	8,430,197	0.4%
Societe BIC SA	84,787	7,526,006	0.4%
*Valeo SA	232,962	12,592,625	0.6%
Zodiac Aerospace SA	105,911	7,489,218	0.4%
Other Securities		187,174,892	9.0%

TOTAL FRANCE		265,863,879	12.8%

GERMANY — (12.7%)
*Aareal Bank AG	302,222	7,378,490	0.3%
#Aixtron AG	314,748	10,249,247	0.5%
#Aurubis AG	144,707	7,460,677	0.4%
Bilfinger Berger SE	162,980	11,946,841	0.6%
MTU Aero Engines Holding AG	165,906	10,009,105	0.5%
Rheinmetall AG	111,360	8,031,101	0.4%
Rhoen-Klinikum AG	379,608	8,894,423	0.4%
#*SGL Carbon SE	217,830	8,077,263	0.4%
Software AG	70,053	9,809,297	0.5%
Symrise AG	278,877	8,494,967	0.4%
Wincor Nixdorf AG	112,151	8,204,044	0.4%
Other Securities		207,265,186	10.0%

TOTAL GERMANY		305,820,641	14.8%

GREECE — (2.4%)
Other Securities		57,410,789	2.8%

IRELAND — (2.4%)
DCC P.L.C.	308,989	8,941,049	0.4%
*Dragon Oil P.L.C.	1,347,570	9,665,121	0.5%
Paddy Power P.L.C.	180,573	7,291,136	0.3%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (Continued)
Other Securities		$32,432,703	1.6%

TOTAL IRELAND		58,330,009	2.8%

ISRAEL — (2.5%)
Other Securities		59,837,955	2.9%

ITALY — (7.4%)
#Pirelli & Co. SpA	782,291	6,684,015	0.3%
Prysmian SpA	542,696	10,518,765	0.5%
Other Securities		161,636,889	7.8%

TOTAL ITALY		178,839,669	8.6%

NETHERLANDS — (4.9%)
*Crucell NV	230,971	7,476,179	0.4%
#Imtech NV	249,209	8,372,256	0.4%
Nutreco NV	136,273	9,927,338	0.5%
SBM Offshore NV	556,537	11,359,298	0.5%
Other Securities		80,715,939	3.9%

TOTAL NETHERLANDS		117,851,010	5.7%

NORWAY — (2.9%)
#TGS Nopec Geophysical Co. ASA	404,241	7,005,340	0.3%
Other Securities		62,350,129	3.0%

TOTAL NORWAY		69,355,469	3.3%

PORTUGAL — (0.9%)
Other Securities		22,377,327	1.1%

SPAIN — (5.2%)
Ebro Foods SA	312,280	6,867,586	0.3%
Other Securities		119,346,366	5.8%

TOTAL SPAIN		126,213,952	6.1%

SWEDEN — (6.3%)
#Elekta AB Series B	302,500	11,441,870	0.6%
Trelleborg AB Series B	878,565	8,280,093	0.4%
Other Securities		133,282,089	6.4%

TOTAL SWEDEN		153,004,052	7.4%

SWITZERLAND — (13.0%)
Aryzta AG	289,080	12,810,535	0.6%
*Clariant AG	877,755	14,844,717	0.7%
#Galenica Holding AG	17,786	8,595,752	0.4%
*GAM Holding AG	664,563	10,499,380	0.5%
#*Logitech International SA	590,988	11,204,264	0.5%
Nobel Biocare Holding AG	439,153	7,260,518	0.4%
PSP Swiss Property AG	141,111	10,844,983	0.5%
Sulzer AG	76,216	9,279,827	0.5%
Swiss Life Holding AG	66,645	8,155,630	0.4%
#*Temenos Group AG	198,827	6,664,445	0.3%
#Valiant Holding AG	45,484	7,107,562	0.4%
Other Securities		205,411,944	9.9%

TOTAL SWITZERLAND		312,679,557	15.1%

TOTAL COMMON STOCKS		2,064,626,190	99.6%

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
Other Securities		2,777	0.0%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
BELGIUM — (0.0%)
Other Securities		$1,158	0.0%

ITALY — (0.0%)
Other Securities		21,088	0.0%

TOTAL RIGHTS/WARRANTS		25,023	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $8,480,000 FNMA 5.50%, 12/01/38, valued at $4,364,113) to be repurchased at $4,298,068	$4,298	4,298,000	0.2%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.3%)
§@DFA Short Term Investment Fund	339,465,423	339,465,423	16.4%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $5,121,648)## to be repurchased at $5,021,316	$5,021	5,021,224	0.3%

TOTAL SECURITIES LENDING COLLATERAL		344,486,647	16.7%

TOTAL INVESTMENTS — (100.0%) (Cost $2,089,127,748)		$2,413,435,860	116.5%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$107,937	$56,394,431	—	$56,502,368
Belgium	12	81,747,806	—	81,747,818
Denmark	74,652	60,866,896	—	60,941,548
Finland	—	137,850,147	—	137,850,147
France	243,069	265,620,810	—	265,863,879
Germany	116,993	305,703,648	—	305,820,641
Greece	249,728	57,161,061	—	57,410,789
Ireland	433,218	57,896,791	—	58,330,009
Israel	4,001,787	55,836,168	—	59,837,955
Italy	—	178,839,669	—	178,839,669
Netherlands	1,759,091	116,091,919	—	117,851,010
Norway	—	69,355,469	—	69,355,469
Portugal	1,012,387	21,364,940	—	22,377,327
Spain	—	126,213,952	—	126,213,952
Sweden	—	153,004,052	—	153,004,052
Switzerland	494,724	312,184,833	—	312,679,557
Rights/Warrants
Austria	—	2,777	—	2,777
Belgium	1,050	108	—	1,158
Italy	9,127	11,961	—	21,088
Temporary Cash Investments	—	4,298,000	—	4,298,000
Securities Lending Collateral	—	344,486,647	—	344,486,647

TOTAL	$8,503,775	$2,404,932,085	—	$2,413,435,860

See accompanying Notes to Financial Statements.

THE CANADIAN SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (79.4%)
Consumer Discretionary — (8.3%)
Astral Media, Inc. Class A	186,347	$7,472,882	1.1%
Corus Entertainment, Inc. Class B	278,300	6,008,595	0.9%
#Groupe Aeroplan, Inc.	593,776	7,219,161	1.1%
#*Imax Corp.	270,137	5,861,488	0.9%
#Quebecor, Inc. Class B	159,493	5,753,258	0.9%
*RONA, Inc.	442,375	5,638,666	0.9%
Other Securities		31,398,080	4.7%

Total Consumer Discretionary		69,352,130	10.5%

Consumer Staples — (2.0%)
Other Securities		16,936,325	2.6%

Energy — (14.2%)
#*Bankers Petroleum, Ltd.	759,182	5,322,239	0.8%
*Crew Energy, Inc.	268,096	5,183,698	0.8%
#Progress Energy Resources Corp.	387,604	4,115,846	0.6%
ShawCor, Ltd.	209,500	6,445,838	1.0%
Trican Well Service, Ltd.	494,693	8,575,519	1.3%
#*Uranium One, Inc.	1,819,900	7,440,909	1.1%
Other Securities		81,350,490	12.2%

Total Energy		118,434,539	17.8%

Financials — (5.4%)
AGF Management, Ltd. Class B	330,879	5,375,689	0.8%
#Canadian Western Bank	226,200	5,624,504	0.8%
#Home Capital Group, Inc.	113,700	5,354,457	0.8%
#TMX Group, Inc.	194,874	6,481,151	1.0%
Other Securities		22,319,762	3.4%

Total Financials		45,155,563	6.8%

Health Care — (3.6%)
#*MDS, Inc.	464,108	5,196,699	0.8%
*SXC Health Solutions Corp.	184,318	7,196,336	1.1%
#Valeant Pharmaceuticals International, Inc.	302,138	8,359,971	1.2%
Other Securities		9,196,218	1.4%

Total Health Care		29,949,224	4.5%

Industrials — (7.6%)
#CAE, Inc.	358,590	4,022,227	0.6%
IESI-BFC, Ltd.	293,935	6,879,330	1.0%
Russel Metals, Inc.	229,900	4,526,318	0.7%
*Stantec, Inc.	159,195	4,400,144	0.7%
#Superior Plus Corp.	367,830	4,381,934	0.7%
Toromont Industries, Ltd.	262,959	7,495,066	1.1%
Other Securities		32,005,570	4.8%

Total Industrials		63,710,589	9.6%

Information Technology — (4.5%)
*Celestica, Inc.	797,607	6,717,761	1.0%
*MacDonald Dettweiler & Associates, Ltd.	143,020	7,125,058	1.1%
#*Open Text Corp.	135,242	5,983,056	0.9%
Other Securities		17,352,359	2.6%

Total Information Technology		37,178,234	5.6%

Materials — (32.8%)
#Alamos Gold, Inc.	396,920	6,145,080	0.9%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Materials — (Continued)
#*Consolidated Thompson Iron Mines, Ltd.	656,633	$6,360,951	1.0%
*Detour Gold Corp.	237,256	6,929,950	1.0%
#*Eastern Platinum, Ltd.	2,845,360	5,189,106	0.8%
#*Equinox Minerals, Ltd.	1,652,990	8,978,885	1.4%
#*Euro Goldfields, Ltd.	494,960	6,687,468	1.0%
#*Golden Star Resources, Ltd.	870,710	4,567,407	0.7%
#HudBay Minerals, Inc.	498,098	7,862,906	1.2%
*Lundin Mining Corp.	1,147,100	7,265,679	1.1%
Methanex Corp.	359,200	10,002,236	1.5%
*New Gold, Inc.	908,957	6,728,724	1.0%
#*Novagold Resources, Inc.	499,855	5,606,767	0.8%
#Pan Amer Silver Corp.	220,900	7,067,327	1.1%
#*Quadra FNX Mining, Ltd.	543,917	7,679,581	1.2%
#*SEMAFO, Inc.	867,985	10,416,841	1.6%
Sherritt International Corp.	888,402	6,907,567	1.0%
#*Silver Standard Resources, Inc.	266,867	6,489,167	1.0%
Silvercorp Metals, Inc.	528,430	4,942,859	0.7%
#*Taseko Mines, Ltd.	649,000	4,104,373	0.6%
#*Thompson Creek Metals Co., Inc.	474,700	5,715,576	0.9%
#West Fraser Timber Co., Ltd.	123,716	5,373,683	0.8%
#*Western Coal Corp.	688,705	4,659,344	0.7%
Other Securities		128,192,410	19.3%

Total Materials		273,873,887	41.3%

Telecommunication Services — (0.3%)
Other Securities		2,260,301	0.3%

Utilities — (0.7%)
Other Securities		6,102,692	0.9%

TOTAL COMMON STOCKS		662,953,484	99.9%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $585,000 FHLMC 5.00%, 10/15/19valued at $661,781) to be repurchased at $649,010	$649	649,000	0.1%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (20.5%)
§@DFA Short Term Investment Fund	168,636,615	168,636,615	25.4%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $2,868,042)## to be repurchased at $2,811,858	$2,812	2,811,806	0.4%

TOTAL SECURITIES LENDING COLLATERAL		171,448,421	25.8%

TOTAL INVESTMENTS — (100.0%) (Cost $792,036,344)		$835,050,905	125.8%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$69,352,130	—	—	$69,352,130
Consumer Staples	16,936,325	—	—	16,936,325
Energy	118,434,539	—	—	118,434,539
Financials	45,155,563	—	—	45,155,563
Health Care	29,949,224	—	—	29,949,224
Industrials	63,710,589	—	—	63,710,589
Information Technology	37,178,234	—	—	37,178,234
Materials	273,873,887	—	—	273,873,887
Telecommunication Services	2,260,301	—	—	2,260,301
Utilities	6,102,692	—	—	6,102,692
Temporary Cash Investments	—	$649,000	—	649,000
Securities Lending Collateral	—	171,448,421	—	171,448,421

TOTAL	$662,953,484	$172,097,421	—	$835,050,905

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (84.7%)
BRAZIL — (3.1%)
Cia Siderurgica Nacional SA	734,552	$12,161,171	0.5%
Petroleo Brasilerio SA ADR	1,009,389	34,440,353	1.4%
Other Securities		38,669,099	1.5%

TOTAL BRAZIL		85,270,623	3.4%

CHILE — (2.0%)
Other Securities		53,671,271	2.1%

CHINA — (11.3%)
Bank of China, Ltd.	36,691,000	22,085,287	0.9%
China Construction Bank Corp.	21,737,000	20,780,648	0.8%
#China Life Insurance Co., Ltd. ADR	250,705	16,488,868	0.6%
#China Mobile, Ltd. Sponsored ADR	696,697	35,789,325	1.4%
#CNOOC, Ltd. ADR	68,756	14,364,504	0.6%
Industrial & Commercial Bank of China, Ltd. Series H	34,093,000	27,543,516	1.1%
PetroChina Co., Ltd. ADR	115,210	14,165,070	0.6%
Tencent Holdings, Ltd.	700,600	16,123,103	0.6%
Other Securities		136,946,084	5.4%

TOTAL CHINA		304,286,405	12.0%

COLOMBIA — (0.3%)
Other Securities		7,472,398	0.3%

CZECH REPUBLIC — (0.7%)
CEZ A.S.	254,916	11,272,835	0.4%
Other Securities		7,245,270	0.3%

TOTAL CZECH REPUBLIC		18,518,105	0.7%

EGYPT — (0.1%)
Other Securities		3,589,496	0.1%

HUNGARY — (1.0%)
Other Securities		26,401,798	1.0%

INDIA — (10.8%)
HDFC Bank, Ltd.	378,035	19,427,251	0.8%
Infosys Technologies, Ltd.	398,967	26,735,874	1.1%
#Infosys Technologies, Ltd. Sponsored ADR	233,496	15,746,970	0.6%
ITC, Ltd.	3,212,684	12,399,207	0.5%
Larsen & Toubro, Ltd.	282,173	12,860,404	0.5%
Reliance Industries, Ltd.	1,898,511	46,866,998	1.8%
Tata Consultancy Services, Ltd.	641,575	15,223,695	0.6%
Other Securities		142,815,741	5.6%

TOTAL INDIA		292,076,140	11.5%

INDONESIA — (2.8%)
PT Astra International Tbk	2,821,561	18,065,369	0.7%
PT Telekomunikasi Indonesia Tbk	13,911,140	14,122,335	0.6%
Other Securities		43,866,000	1.7%

TOTAL INDONESIA		76,053,704	3.0%

ISRAEL — (0.0%)
Other Securities		38	0.0%

MALAYSIA — (4.5%)
CIMB Group Holdings Berhad	5,354,954	14,300,384	0.6%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
MALAYSIA — (Continued)
Other Securities		$106,241,503	4.2%

TOTAL MALAYSIA		120,541,887	4.8%

MEXICO — (6.7%)
America Movil S.A.B. de C.V. Series L	23,307,621	66,725,332	2.7%
#Fomento Economico Mexicano S.A.B. de C.V. Series B & D	2,109,900	11,602,058	0.5%
Grupo Mexico S.A.B. de C.V. Series B	4,075,517	13,426,630	0.5%
#Wal-Mart de Mexico S.A.B. de C.V. Series V	8,551,980	23,402,284	0.9%
Other Securities		66,525,865	2.6%

TOTAL MEXICO		181,682,169	7.2%

PERU — (0.4%)
Other Securities		9,785,049	0.4%

PHILIPPINES — (0.6%)
Other Securities		15,583,766	0.6%

POLAND — (1.4%)
Other Securities		39,187,798	1.5%

RUSSIA — (4.0%)
Gazprom OAO Sponsored ADR	1,743,505	38,174,119	1.5%
Lukoil OAO Sponsored ADR	354,178	19,750,701	0.8%
Other Securities		49,770,935	2.0%

TOTAL RUSSIA		107,695,755	4.3%

SOUTH AFRICA — (7.9%)
Impala Platinum Holdings, Ltd.	478,692	13,514,497	0.5%
MTN Group, Ltd.	1,659,950	29,395,910	1.2%
Naspers, Ltd. Series N	324,237	16,882,139	0.7%
#Sasol, Ltd. Sponsored ADR	920,291	41,643,168	1.6%
Standard Bank Group, Ltd.	861,864	12,676,857	0.5%
Other Securities		100,238,872	4.0%

TOTAL SOUTH AFRICA		214,351,443	8.5%

SOUTH KOREA — (12.0%)
#Hyundai Heavy Industries Co., Ltd.	47,395	15,460,234	0.6%
Hyundai Mobis	53,070	13,216,066	0.5%
Hyundai Motor Co., Ltd.	95,919	14,520,680	0.6%
#POSCO	46,060	19,010,253	0.8%
Samsung Electronics Co., Ltd.	97,139	64,444,531	2.5%
Samsung Electronics Co., Ltd. GDR	49,372	16,479,096	0.7%
Other Securities		180,231,033	7.1%

TOTAL SOUTH KOREA		323,361,893	12.8%

TAIWAN — (10.8%)
Formosa Chemicals & Fiber Co., Ltd.	4,232,445	12,103,668	0.5%
Formosa Plastics Corp.	5,051,648	14,473,970	0.6%
Hon Hai Precision Industry Co., Ltd.	5,190,997	19,632,544	0.8%
#HTC Corp.	553,558	12,553,253	0.5%
Nan Ya Plastic Corp.	6,817,564	15,144,810	0.6%
#Taiwan Semiconductor Manufacturing Co., Ltd.	22,386,808	46,056,661	1.8%
Other Securities		173,173,003	6.8%

TOTAL TAIWAN		293,137,909	11.6%

THAILAND — (1.9%)
Other Securities		52,250,619	2.1%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
TURKEY — (2.4%)
Turkiye Garanti Bankasi A.S.	2,842,585	$ 17,159,207	0.7%
Other Securities		47,443,189	1.9%

TOTAL TURKEY		64,602,396	2.6%

TOTAL COMMON STOCKS		2,289,520,662	90.5%

PREFERRED STOCKS — (8.7%)
BRAZIL — (8.7%)
Banco Bradesco SA	1,584,132	32,459,659	1.3%
Cia de Bebidas das Americas SA Preferred ADR	151,600	21,108,784	0.8%
Itau Unibanco Holding SA	1,765,755	42,682,192	1.7%
Petroleo Brasilerio SA ADR	1,376,550	42,934,594	1.7%
Vale SA Series A	1,412,691	39,672,996	1.6%
Other Securities		56,392,921	2.2%

TOTAL BRAZIL		235,251,146	9.3%

TOTAL PREFERRED STOCKS		235,251,146	9.3%

RIGHTS/WARRANTS — (0.0%)
CHINA — (0.0%)
Other Securities		1,932	0.0%

TAIWAN — (0.0%)
Other Securities		6,600	0.0%

TOTAL RIGHTS/WARRANTS		8,532	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.6%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $13,610,000 FHLMC 5.00%, 10/15/19, valued at $15,396,313) to be repurchased at $15,165,240	$15,165	15,165,000	0.6%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (6.0%)
§@DFA Short Term Investment Fund	162,574,034	162,574,034	6.4%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $906,014)## to be repurchased at $888,265	$888	888,249	0.1%

TOTAL SECURITIES LENDING COLLATERAL		163,462,283	6.5%

TOTAL INVESTMENTS — (100.0%) (Cost $1,331,491,186)		$2,703,407,623	106.9%

THE EMERGING MARKETS SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$85,270,623	—	—	$85,270,623
Chile	53,671,271	—	—	53,671,271
China	95,237,645	$209,048,760	—	304,286,405
Colombia	7,472,398	—	—	7,472,398
Czech Republic	—	18,518,105	—	18,518,105
Egypt	—	3,589,496	—	3,589,496
Hungary	—	26,401,798	—	26,401,798
India	25,482,298	266,593,842	—	292,076,140
Indonesia	—	76,053,704	—	76,053,704
Israel	—	38	—	38
Malaysia	10,037	120,531,850	—	120,541,887
Mexico	181,674,371	7,798	—	181,682,169
Peru	9,785,049	—	—	9,785,049
Philippines	—	15,583,766	—	15,583,766
Poland	—	39,187,798	—	39,187,798
Russia	153,300	107,542,455	—	107,695,755
South Africa	61,497,185	152,854,258	—	214,351,443
South Korea	3,515,103	319,846,790	—	323,361,893
Taiwan	10,914,911	282,222,998	—	293,137,909
Thailand	52,250,619	—	—	52,250,619
Turkey	—	64,602,396	—	64,602,396
Preferred Stocks
Brazil	235,251,146	—	—	235,251,146
Rights/Warrants
China	—	1,932	—	1,932
Taiwan	—	6,600	—	6,600
Temporary Cash Investments	—	15,165,000	—	15,165,000
Securities Lending Collateral	—	163,462,283	—	163,462,283

TOTAL	$822,185,956	$1,881,221,667	—	$2,703,407,623

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SMALL CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (88.0%)
ARGENTINA — (0.0%)
Other Securities		$—	0.0%

BRAZIL — (7.5%)
BR Malls Participacoes SA	567,258	5,327,948	0.3%
Diagnosticos Da America SA	507,200	6,159,901	0.3%
Duratex SA	624,462	7,198,409	0.4%
*Lojas Renner SA	273,700	10,859,144	0.6%
PDG Realty SA Empreendimentos e Participacoes	459,817	5,692,612	0.3%
Sul America SA	344,448	4,049,589	0.2%
Totvs SA	49,764	4,516,018	0.2%
Other Securities		111,262,919	5.9%

TOTAL BRAZIL		155,066,540	8.2%

CHILE — (2.5%)
Corpbanca SA	285,638,523	4,493,486	0.3%
*Empresas La Polar SA	801,254	5,715,006	0.3%
Other Securities		41,816,909	2.2%

TOTAL CHILE		52,025,401	2.8%

CHINA — (12.2%)
#*Brilliance China Automotive Holdings, Ltd.	12,088,000	10,635,308	0.6%
China Yurun Food Group, Ltd.	1,688,000	6,555,071	0.4%
ENN Energy Holdings, Ltd.	2,178,000	6,519,695	0.3%
#*Hunan Non-Ferrous Metal Corp., Ltd.	8,774,000	3,944,343	0.2%
#*Semiconductor Manufacturing International Corp.	93,483,000	7,834,980	0.4%
#Skyworth Digital Holdings, Ltd.	6,672,815	3,915,246	0.2%
Other Securities		212,074,509	11.3%

TOTAL CHINA		251,479,152	13.4%

HUNGARY — (0.2%)
Other Securities		3,422,269	0.2%

INDIA — (12.0%)
Bhushan Steel, Ltd.	391,545	4,382,078	0.2%
LIC Housing Finance, Ltd.	148,431	4,477,435	0.2%
Shriram Transport Finance Co., Ltd.	260,052	5,166,633	0.3%
Other Securities		234,355,119	12.5%

TOTAL INDIA		248,381,265	13.2%

INDONESIA — (3.7%)
PT Charoen Pokphand Indonesia Tbk	6,835,500	6,559,173	0.4%
PT Kalbe Farma Tbk	14,904,238	4,476,715	0.2%
Other Securities		66,018,951	3.5%

TOTAL INDONESIA		77,054,839	4.1%

ISRAEL — (0.0%)
Other Securities		790,735	0.0%

MALAYSIA — (5.0%)
Other Securities		103,078,350	5.5%

MEXICO — (3.8%)
#Banco Compartamos S.A. de C.V.	612,400	4,314,772	0.2%
#*Corporacion GEO S.A.B. de C.V. Series B	1,330,000	4,222,222	0.2%
#Embotelladora Arca S.A.B. de C.V.	1,909,100	7,885,010	0.4%
#*Empresas ICA S.A.B. de C.V. Sponsored ADR	681,589	7,183,948	0.4%
Grupo Continental S.A.B. de C.V.	3,036,559	8,557,844	0.5%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
MEXICO — (Continued)
#*Industrias CH S.A.B. de C.V. Series B	1,172,808	$4,226,592	0.2%
#TV Azteca S.A.B. de C.V. Series A	6,581,300	4,940,772	0.3%
Other Securities		36,696,292	1.9%

TOTAL MEXICO		78,027,452	4.1%

PHILIPPINES — (2.3%)
Aboitiz Equity Ventures, Inc.	6,767,000	5,276,577	0.3%
Other Securities		41,813,722	2.2%

TOTAL PHILIPPINES		47,090,299	2.5%

POLAND — (2.2%)
Other Securities		45,259,624	2.4%

SOUTH AFRICA — (8.6%)
Adcock Ingram Holdings, Ltd.	565,230	5,239,226	0.3%
*Aveng, Ltd.	981,591	6,169,886	0.3%
Barloworld, Ltd.	579,959	4,344,138	0.2%
Clicks Group, Ltd.	918,874	5,984,671	0.3%
Foschini Group, Ltd. (The)	672,822	8,160,841	0.4%
Grindrod, Ltd.	1,607,864	3,896,553	0.2%
Imperial Holdings, Ltd.	422,517	6,904,540	0.4%
JD Group, Ltd.	983,807	6,913,498	0.4%
Metropolitan Holdings, Ltd.	2,025,393	4,888,202	0.3%
Mr. Price Group, Ltd.	693,186	6,263,264	0.3%
Reunert, Ltd.	594,843	5,436,191	0.3%
Spar Group, Ltd. (The)	622,477	8,462,463	0.5%
Tongaat-Hulett, Ltd.	629,016	8,799,490	0.5%
Woolworths Holdings, Ltd.	1,831,592	7,176,559	0.4%
Other Securities		89,316,610	4.7%

TOTAL SOUTH AFRICA		177,956,132	9.5%

SOUTH KOREA — (11.3%)
Busan Bank	401,750	5,005,650	0.3%
Daegu Bank, Ltd.	315,263	4,136,509	0.2%
#Hanwha Chemical Corp.	187,517	5,106,807	0.3%
Hyundai Securities Co.	300,510	3,938,888	0.2%
Other Securities		216,279,152	11.5%

TOTAL SOUTH KOREA		234,467,006	12.5%

TAIWAN — (10.8%)
Other Securities		223,970,240	11.9%

THAILAND — (3.3%)
Other Securities		67,206,616	3.6%

TURKEY — (2.6%)
Other Securities		53,708,911	2.8%

TOTAL COMMON STOCKS		1,818,984,831	96.7%

PREFERRED STOCKS — (2.9%)
BRAZIL — (2.9%)
#Braskem SA Preferred A Sponsored ADR	301,000	6,275,850	0.3%
Klabin SA	1,412,700	3,946,554	0.2%
Suzano Papel e Celullose SA	488,293	4,592,016	0.3%
Ultrapar Participacoes SA	112,095	6,810,218	0.4%
Other Securities		38,173,102	2.0%

TOTAL BRAZIL		59,797,740	3.2%

CHILE — (0.0%)
Other Securities		28,478	0.0%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
INDIA — (0.0%)
Other Securities		$37,093	0.0%

MALAYSIA — (0.0%)
Other Securities		9,384	0.0%

TOTAL PREFERRED STOCKS		59,872,695	3.2%

RIGHTS/WARRANTS — (0.0%)
CHINA — (0.0%)
Other Securities		30,821	0.0%

INDIA — (0.0%)
Other Securities		118,976	0.0%

INDONESIA — (0.0%)
Other Securities		14,863	0.0%

MALAYSIA — (0.0%)
Other Securities		63,540	0.0%

POLAND — (0.0%)
Other Securities		769,887	0.0%

SOUTH KOREA — (0.0%)
Other Securities		76,648	0.0%

THAILAND — (0.0%)
Other Securities		113,211	0.0%

TOTAL RIGHTS/WARRANTS		1,187,946	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.3%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $5,715,000 FNMA 3.126%(r), 09/01/40, valued at $5,872,937) to be repurchased at $5,786,092	$5,786	5,786,000	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (8.8%)
§@DFA Short Term Investment Fund	180,694,390	180,694,390	9.6%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,145,517)## to be repurchased at $1,123,077	$1,123	1,123,056	0.1%

TOTAL SECURITIES LENDING COLLATERAL		181,817,446	9.7%

TOTAL INVESTMENTS — (100.0%) (Cost $1,391,523,697)		$2,067,648,918	109.9%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	—	—	—	—
Brazil	$155,066,540	—	—	$155,066,540
Chile	52,025,401	—	—	52,025,401
China	3,878,440	$247,600,712	—	251,479,152
Hungary	—	3,422,269	—	3,422,269
India	1,768,808	246,612,457	—	248,381,265
Indonesia	323,334	76,731,505	—	77,054,839
Israel	3,185	787,550	—	790,735
Malaysia	81,368	102,996,982	—	103,078,350
Mexico	77,708,646	318,806	—	78,027,452
Philippines	45,479	47,044,820	—	47,090,299
Poland	480,316	44,779,308	—	45,259,624
South Africa	765,167	177,190,965	—	177,956,132
South Korea	1,319,141	233,147,865	—	234,467,006
Taiwan	248,717	223,721,523	—	223,970,240
Thailand	66,450,408	756,208	—	67,206,616
Turkey	—	53,708,911	—	53,708,911
Preferred Stocks
Brazil	59,761,877	35,863	—	59,797,740
Chile	28,478	—	—	28,478
India	—	37,093	—	37,093
Malaysia	9,384	—	—	9,384
Rights/Warrants
China	20,134	10,687	—	30,821
India	—	118,976	—	118,976
Indonesia	—	14,863	—	14,863
Malaysia	20,361	43,179	—	63,540
Poland	—	769,887	—	769,887
South Korea	—	76,648	—	76,648
Thailand	50,261	62,950	—	113,211
Temporary Cash Investments	—	5,786,000	—	5,786,000
Securities Lending Collateral	—	181,817,446	—	181,817,446

TOTAL	$420,055,445	$1,647,593,473	—	$2,067,648,918

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands)

	The U.S. Large Cap Value Series	The DFA International Value Series	The Japanese Small Company Series	The Asia Pacific Small Company Series
ASSETS:
Investments at Value (including $907,199, $1,113,371, $157,308 and $128,176 of securities on loan, respectively)	$8,790,214	$6,883,172	$1,201,990	$926,595
Temporary Cash Investments at Value & Cost	32,141	19,298	2,483	77
Collateral Received from Securities on Loan at Value & Cost	940,825	1,179,043	168,208	147,201
Foreign Currencies at Value	—	5,268	193	5,311
Cash	—	15	15	16
Receivables:
Investment Securities Sold	22,909	—	144	1,266
Dividends, Interest and Tax Reclaims	10,683	17,428	8,552	2,014
Securities Lending Income	552	314	167	187
Fund Shares Sold	—	817	10	—
Unrealized Gain on Foreign Currency Contracts	—	54	17	—

Total Assets	9,797,324	8,105,409	1,381,779	1,082,667

LIABILITIES:
Payables:
Upon Return of Securities Loaned	940,825	1,179,043	168,208	147,201
Investment Securities Purchased	34,042	4,564	1,779	139
Fund Shares Redeemed	4,926	403	—	40
Due to Advisor	725	1,168	102	78
Accrued Expenses and Other Liabilities	406	598	90	71

Total Liabilities	980,924	1,185,776	170,179	147,529

NET ASSETS	$8,816,400	$6,919,633	$1,211,600	$935,138

Investments at Cost	$6,950,120	$5,304,390	$1,417,496	$729,427

Foreign Currencies at Cost	$—	$5,262	$191	$5,292

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands)

	The United Kingdom Small Company Series	The Continental Small Company Series	The Canadian Small Company Series	The Emerging Markets Series	The Emerging Markets Small Cap Series
ASSETS:
Investments at Value (including $20,169, $317,386, $162,680, $155,961 and $161,114 of securities on loan, respectively)	$1,026,574	$2,064,651	$662,954	$2,524,780	$1,880,046
Temporary Cash Investments at Value & Cost	3	4,298	649	15,165	5,786
Collateral Received from Securities on Loan at Value & Cost	21,307	344,487	171,448	163,462	181,817
Foreign Currencies at Value	12,317	2,670	113	3,772	388
Cash	16	16	27	43	66
Receivables:
Investment Securities Sold	—	2,884	1	12,252	60
Dividends, Interest and Tax Reclaims	2,284	2,413	184	2,383	1,137
Securities Lending Income	8	417	135	260	331
Fund Shares Sold	13	13	—	161	161
Unrealized Gain on Foreign Currency Contracts	—	2	—	6	—

Total Assets	1,062,522	2,421,851	835,511	2,722,284	2,069,792

LIABILITIES:
Payables:
Upon Return of Securities Loaned	21,307	344,487	171,448	163,462	181,817
Investment Securities Purchased	4,385	4,574	252	56	2,097
Fund Shares Redeemed	—	—	—	24,164	—
Due to Advisor	85	169	54	211	309
Unrealized Loss on Foreign Currency Contracts	—	—	—	8	—
Deferred Thailand Capital Gains Tax	—	—	—	4,459	3,997
Accrued Expenses and Other Liabilities	51	137	35	431	216

Total Liabilities	25,828	349,367	171,789	192,791	188,436

NET ASSETS	$1,036,694	$2,072,484	$663,722	$2,529,493	$1,881,356

Investments at Cost	$932,253	$1,740,343	$619,939	$1,152,864	$1,203,920

Foreign Currencies at Cost	$12,159	$2,556	$112	$3,671	$387

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	The U.S. Large Cap Value Series	The DFA International Value Series	The Japanese Small Company Series	The Asia Pacific Small Company Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $15,467, $1,667 and $624, respectively)	$172,913	$171,182	$22,210	$27,220
Interest	42	37	4	6
Income from Securities Lending	3,974	8,478	2,464	2,095

Total Investment Income	176,929	179,697	24,678	29,321

Expenses
Investment Advisory Services Fees	8,301	12,890	1,181	770
Accounting & Transfer Agent Fees	827	651	140	100
Custodian Fees	92	1,256	264	386
Shareholders’ Reports	49	38	7	4
Directors’/Trustees’ Fees & Expenses	78	62	10	7
Professional Fees	162	188	24	20
Other	74	130	20	14

Total Expenses	9,583	15,215	1,646	1,301

Net Investment Income (Loss)	167,346	164,482	23,032	28,020

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	638,095	360,748	(15,709)	46,684
Foreign Currency Transactions	—	(156)	792	(20)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	678,724	182,952	(460)	129,509
Translation of Foreign Currency Denominated Amounts	—	537	315	(75)

Net Realized and Unrealized Gain (Loss)	1,316,819	544,081	(15,062)	176,098

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,484,165	$708,563	$7,970	$204,118

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	The United Kingdom Small Company Series	The Continental Small Company Series	The Canadian Small Company Series	The Emerging Markets Series	The Emerging Markets Small Cap Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $61, $5,672, $824, $6,189 and $3,313, respectively)	$25,291	$35,967	$4,796	$51,067	$32,627
Interest	4	12	6	8	9
Income from Securities Lending	175	5,216	1,169	2,046	2,552

Total Investment Income	25,470	41,195	5,971	53,121	35,188

Expenses
Investment Advisory Services Fees	851	1,724	500	2,246	2,840
Accounting & Transfer Agent Fees	107	192	73	244	162
Custodian Fees	77	585	133	1,565	1,369
Shareholders’ Reports	5	10	3	13	8
Directors’/Trustees’ Fees & Expenses	8	17	5	22	14
Professional Fees	16	48	10	84	64
Other	14	36	7	56	32

Total Expenses	1,078	2,612	731	4,230	4,489

Net Investment Income (Loss)	24,392	38,583	5,240	48,891	30,699

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	35,525	72,573	6,585	160,587	102,089
Foreign Currency Transactions	126	811	40	541	77 **
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	152,112	156,901	168,950	337,045	382,774
Translation of Foreign Currency Denominated Amounts	(30)	30	(11)	(5)	(76)
Change in Deferred Thailand Capital Gains Tax	—	—	—	(2,275)	(3,052)

Net Realized and Unrealized Gain (Loss)	187,733	230,315	175,564	495,893	481,812

Net Increase (Decrease) in Net Assets Resulting from Operations	$212,125	$268,898	$180,804	$544,784	$512,511

**	Net of foreign capital gain taxes withheld of $184.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The U.S. Large Cap Value Series		The DFA International Value Series		The Japanese Small Company Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$167,346	$155,080	$164,482	$161,170	$23,032	$23,685
Net Realized Gain (Loss) on:
Investment Securities Sold	638,095	(122,113)	360,748	63,984	(15,709)	(27,421)
Futures	—	7,204	—	(1,125)	—	1,131
Foreign Currency Transactions	—	—	(156)	3,828	792	2,027
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	678,724	1,161,370	182,952	1,395,836	(460)	227,157
Futures	—	(29)	—	—	—	—
Translation of Foreign Currency Denominated Amounts	—	—	537	240	315	(641)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,484,165	1,201,512	708,563	1,623,933	7,970	225,938

Transactions in Interest:
Contributions	512,765	734,173	611,794	449,410	61,990	37,597
Withdrawals	(688,930)	(1,166,648)	(592,688)	(581,716)	(41,396)	(143,463)

Net Increase (Decrease) from Transactions in Interest	(176,165)	(432,475)	19,106	(132,306)	20,594	(105,866)

Total Increase (Decrease) in Net Assets	1,308,000	769,037	727,669	1,491,627	28,564	120,072
Net Assets
Beginning of Period	7,508,400	6,739,363	6,191,964	4,700,337	1,183,036	1,062,964

End of Period	$8,816,400	$7,508,400	$6,919,633	$6,191,964	$1,211,600	$1,183,036

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Asia Pacific Small Company Series		The United Kingdom Small Company Series		The Continental Small Company Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$28,020	$19,547	$24,392	$23,533	$38,583	$36,091
Net Realized Gain (Loss) on:
Investment Securities Sold	46,684	(32,245)	35,525	(34,448)	72,573	(13,321)
Futures	—	(432)	—	534	—	(476)
Foreign Currency Transactions	(20)	146	126	(50)	811	(549)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	129,509	330,580	152,112	234,459	156,901	468,759
Futures	—	(3)	—	(1)	—	(9)
Translation of Foreign Currency Denominated Amounts	(75)	209	(30)	(199)	30	305

Net Increase (Decrease) in Net Assets Resulting from Operations	204,118	317,802	212,125	223,828	268,898	490,800

Transactions in Interest:
Contributions	85,604	21,607	59,131	26,861	199,653	118,904
Withdrawals	(35,581)	(99,649)	(5,034)	(35,607)	(26,959)	(90,397)

Net Increase (Decrease) from Transactions in Interest	50,023	(78,042)	54,097	(8,746)	172,694	28,507

Total Increase (Decrease) in Net Assets	254,141	239,760	266,222	215,082	441,592	519,307
Net Assets
Beginning of Period	680,997	441,237	770,472	555,390	1,630,892	1,111,585

End of Period	$935,138	$680,997	$1,036,694	$770,472	$2,072,484	$1,630,892

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Canadian Small Company Series		The Emerging Markets Series		The Emerging Markets Small Cap Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$5,240	$3,432	$48,891	$43,700	$30,699	$20,144
Net Realized Gain (Loss) on:
Investment Securities Sold	6,585	(38,817)	160,587	40,421	102,089	(13,070)
Futures	—	(322)	—	(2,920)	—	(181)
Foreign Currency Transactions	40	(182)	541	(24)	77 **	(182)
In-Kind Redemptions	—	—	—	17,805 *	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	168,950	159,928	337,045	642,058	382,774	535,144
Futures	—	—	—	(32)	—	(10)
Translation of Foreign Currency Denominated Amounts	(11)	19	(5)	210	(76)	185
Change in Deferred Thailand Capital Gains Tax	—	—	(2,275)	(1,366)	(3,052)	(786)

Net Increase (Decrease) in Net Assets Resulting from Operations	180,804	124,058	544,784	739,852	512,511	541,244

Transactions in Interest:
Contributions	117,737	37,000	199,169	162,102	344,585	168,060
Withdrawals	—	(28,750)	(323,776)	(417,162)*	(143,713)	(107,710)

Net Increase (Decrease) from Transactions in Interest	117,737	8,250	(124,607)	(255,060)	200,872	60,350

Total Increase (Decrease) in Net Assets	298,541	132,308	420,177	484,792	713,383	601,594
Net Assets
Beginning of Period	365,181	232,873	2,109,316	1,624,524	1,167,973	566,379

End of Period	$663,722	$365,181	$2,529,493	$2,109,316	$1,881,356	$1,167,973

  *    See Note K in the Notes to Financial Statements.

**    Net of foreign capital gain taxes withheld of $184.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The U.S. Large Cap Value Series†
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Total Return	19.96%	11.90%	(36.53	)%(C)	(0.32)%	18.16%	14.66%
Net Assets, End of Period (thousands)	$8,816,400	$7,508,400	$6,739,363		$10,159,322	$8,866,306	$5,831,587
Ratio of Expenses to Average Net Assets	0.12%	0.13%	0.11	%(B)	0.11%	0.12%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.02%	2.42%	1.97	%(B)	1.44%	1.68%	1.56%
Portfolio Turnover Rate	28%	29%	19	%(C)	9%	13%	9%

	The DFA International Value Series†
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Total Return	11.13%	35.41%	(47.87	)%(C)	17.32%	35.73%	15.61%
Net Assets, End of Period (thousands)	$6,919,633	$6,191,964	$4,700,337		$9,638,721	$7,457,252	$4,367,698
Ratio of Expenses to Average Net Assets	0.24%	0.24%	0.23	%(B)	0.23%	0.23%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.55%	3.22%	4.15	%(B)	3.04%	3.29%	2.71%
Portfolio Turnover Rate	20%	18%	16	%(C)	16%	8%	10%

See page 1 for the Definitions of Abbreviations and Footnotes.

†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Japanese Small Company Series
	Year Ended Oct 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	0.72%	22.69%	(26.87	)%(C)	(1.16)%	(2.28)%	31.03%

Net Assets, End of Period (thousands)	$1,211,600	$1,183,036	$1,062,964		$1,504,821	$1,385,722	$1,151,429
Ratio of Expenses to Average Net Assets	0.14%	0.15%	0.13	%(B)	0.13%	0.14%	0.22%
Ratio of Net Investment Income to Average Net Assets	1.95%	2.15%	2.64	%(B)	1.94%	1.68%	1.51%
Portfolio Turnover Rate	10%	7%	10	%(C)	9%	9%	6%

	The Asia Pacific Small Company Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	28.91%	84.98%	(57.75	)%(C)	47.23%	38.26%	9.30%

Net Assets, End of Period (thousands)	$935,138	$680,997	$441,237		$1,205,154	$749,627	$395,923
Ratio of Expenses to Average Net Assets	0.17%	0.18%	0.15	%(B)	0.15%	0.17%	0.27%
Ratio of Net Investment Income to Average Net Assets	3.64%	4.00%	4.33	%(B)	3.58%	4.19%	4.33%
Portfolio Turnover Rate	18%	23%	20	%(C)	25%	14%	10%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The United Kingdom Small Company Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	25.94%	43.51%	(50.77	)%(C)	2.42%	44.80%	12.88%

Net Assets, End of Period (thousands)	$1,036,694	$770,472	$555,390		$1,158,580	$1,117,826	$643,038
Ratio of Expenses to Average Net Assets	0.13%	0.14%	0.12	%(B)	0.12%	0.13%	0.22%
Ratio of Net Investment Income to Average Net Assets	2.86%	4.02%	3.79	%(B)	2.72%	2.70%	3.19%
Portfolio Turnover Rate	15%	10%	25	%(C)	12%	8%	12%

	The Continental Small Company Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	15.37%	43.78%	(49.66	)%(C)	17.49%	47.10%	18.97%

Net Assets, End of Period (thousands)	$2,072,484	$1,630,892	$1,111,585		$2,256,122	$1,875,194	$981,938
Ratio of Expenses to Average Net Assets	0.15%	0.16%	0.14	%(B)	0.14%	0.15%	0.24%
Ratio of Net Investment Income to Average Net Assets	2.24%	2.93%	3.49	%(B)	2.16%	2.27%	2.16%
Portfolio Turnover Rate	12%	7%	18	%(C)	12%	7%	18%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Canadian Small Company Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Period April 2, 2007(a) to Nov. 30, 2007

Total Return	43.17%	61.67%	(56.44	)%(C)	10.20	%(C)

Net Assets, End of Period (thousands)	$663,722	$365,181	$232,873		$213,529
Ratio of Expenses to Average Net Assets	0.15%	0.17%	0.18	%(B)	0.26	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.05%	1.37%	0.97	%(B)	0.47	%(B)(E)
Portfolio Turnover Rate	10%	23%	21	%(C)	6	%(C)

	The Emerging Markets Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	27.04%	53.99%	(48.15	)%(C)	42.62%		31.87%	31.23%

Net Assets, End of Period (thousands)	$2,529,493	$2,109,316	$1,624,524		$3,707,790		$2,414,971	$1,852,565
Ratio of Expenses to Average Net Assets	0.19%	0.20%	0.18	%(B)	0.19%		0.20%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.18%	2.57%	3.00	%(B)	2.52%		2.54%	3.70%
Portfolio Turnover Rate	12%	14%	19	%(C)	7%		11%	9%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Emerging Markets Small Cap Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	41.96%	92.08%	(56.84	)%(C)	43.32%	40.55%	24.85%

Net Assets, End of Period (thousands)	$1,881,356	$1,167,973	$566,379		$1,525,571	$903,529	$545,271
Ratio of Expenses to Average Net Assets	0.32%	0.33%	0.30	%(B)	0.31%	0.34%	0.49%
Ratio of Net Investment Income to Average Net Assets	2.16%	2.52%	3.07	%(B)	1.94%	2.39%	2.70%
Portfolio Turnover Rate	15%	13%	19	%(C)	16%	18%	8%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve investment portfolios, of which nine are included in this section of the report (collectively, the “Series”), and three are presented in separate reports.

Domestic Equity Portfolio	International Equity Portfolios
The U.S. Large Cap Value Series	The DFA International Value Series
The Japanese Small Company Series
The Asia Pacific Small Company Series
The United Kingdom Small Company Series
The Continental Small Company Series
The Canadian Small Company Series
The Emerging Markets Series
The Emerging Markets Small Cap Series

Effective December 31, 2008 and November 1, 2008, The U.S. Large Cap Value Series and The DFA International Value Series, respectively, each a master fund in a RIC/RIC master-feeder structure, elected with the consent of their respective Holder(s) to change their U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. Each Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—    Level 1 – quoted prices in active markets for identical securities

—    Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—    Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Domestic Equity Portfolio and the International Equity Portfolios, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolio and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolio and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevent trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Series did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Foreign Currency Translation:    Securities and other assets and liabilities of the International Equity Portfolios, whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

3.    Deferred Compensation Plan:    Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Trustee shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board of the Fund (unless the Trustee files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Trustees have requested or received a distribution of proceeds of a deferred fee account.

4.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The International Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Series and The Emerging Markets Small Cap Series investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Emerging

Markets Series and The Emerging Markets Small Cap Series accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities. These Series are also subject to a 15% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Trust. For the year ended October 31, 2010, the Series’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The U.S. Large Cap Value Series	0.10%
The DFA International Value Series	0.20%
The Japanese Small Company Series	0.10%
The Asia Pacific Small Company Series	0.10%
The United Kingdom Small Company Series	0.10%
The Continental Small Company Series	0.10%
The Canadian Small Company Series	0.10%
The Emerging Markets Series	0.10%
The Emerging Markets Small Cap Series	0.20%

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2010, the total related amounts paid by the Trust to the CCO were $68 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The U.S. Large Cap Value Series	$214
The DFA International Value Series	167
The Japanese Small Company Series	36
The Asia Pacific Small Company Series	17
The United Kingdom Small Company Series	20
The Continental Small Company Series	42
The Canadian Small Company Series	9
The Emerging Markets Series	57
The Emerging Markets Small Cap Series	28

E. Purchases and Sales of Securities:

For the year ended October 31, 2010, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

	Purchases	Sales
The U.S. Large Cap Value Series	$2,275,573	$2,324,050
The DFA International Value Series	$1,456,793	$1,277,745
The Japanese Small Company Series	163,391	117,375

	Purchases	Sales
The Asia Pacific Small Company Series	206,699	138,132
The United Kingdom Small Company Series	189,382	121,594
The Continental Small Company Series	416,808	200,743
The Canadian Small Company Series	167,163	50,262
The Emerging Markets Series	276,316	352,561
The Emerging Markets Small Cap Series	447,425	215,575

There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series are treated as partnerships for Federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

Some of the Series’ investments are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At October 31, 2010, the following Series had cumulative unrealized appreciation (depreciation) (mark to market) to be included in distributable net investment income for federal tax purposes. For the year ended October 31, 2010, realized gains on the sale of passive foreign investment companies have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes. Amounts listed below are in thousands.

	Mark to Market	Realized Gains
The Japanese Small Company Series	$ 715	$ 32
The Asia Pacific Small Company Series	20,807	310
The United Kingdom Small Company Series	2,607	—
The Continental Small Company Series	328	6,878
The Canadian Small Company Series	10,180	2,733
The Emerging Markets Series	462	—
The Emerging Markets Small Cap Series	718	293

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The U.S. Large Cap Value Series	$7,923,103	$1,950,355	$(110,278)	$1,840,077
The DFA International Value Series	6,502,935	1,696,236	(117,658)	1,578,578
The Japanese Small Company Series	1,590,149	122,117	(339,585)	(217,468)
The Asia Pacific Small Company Series	901,611	308,290	(136,028)	172,262
The United Kingdom Small Company Series	960,749	259,623	(172,488)	87,135
The Continental Small Company Series	2,090,469	575,896	(252,929)	322,967
The Canadian Small Company Series	802,216	136,111	(103,276)	32,835
The Emerging Markets Series	1,332,379	1,390,857	(19,829)	1,371,028
The Emerging Markets Small Cap Series	1,392,722	759,335	(84,408)	674,927

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Series’

tax positions and has concluded that no provision for income tax is required in any Series’ financial statements. No Series is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Series’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date. As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

2.    Foreign Markets Risks:    Investments in foreign markets may involve certain consideration and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Master Funds may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

3.    Futures Contracts:    The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period.

At October 31, 2010, the Series had no outstanding futures contracts.

H. Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011.

For the year ended October 31, 2010, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The U.S. Large Cap Value Series	1.97%	$8,884	25	$12	$25,114

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2010.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the year ended October 31, 2010, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period

The DFA International Value Series	0.94%	$3,278	14	$ 1	$ 6,386
The Japanese Small Company Series	0.88%	80	12	—	199
The Asia Pacific Small Company Series	0.92%	459	31	—	1,736
The United Kingdom Small Company Series	0.93%	139	9	—	1,003
The Continental Small Company Series	0.94%	993	16	—	2,421
The Emerging Markets Series	0.89%	6,211	63	10	41,407
The Emerging Markets Small Cap Series	0.90%	2,974	39	3	6,471

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2010.

I. Securities Lending:

As of October 31, 2010, some of the Series had securities on loan to brokers/dealers, for which each Series received cash collateral. In addition, The Emerging Market Series and The Emerging Markets Small Cap Series received non-cash collateral with a market value of $85,839 and $125, respectively (in thousands). Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Each Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. In-Kind Redemptions:

In accordance with guidelines described in the Series’ prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

During the year ended October 31, 2009, The Emerging Markets Series realized net gains of $17,805 (in thousands) of in-kind redemptions.

L. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

M. Other:

The Series are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

N. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

A class action complaint (the “Complaint”) has been filed in the bankruptcy case of the Tribune Company (the “Tribune”) in the United States Bankruptcy Court for the District of Delaware. The Complaint is against The U.S. Large Cap Value Series and all other Tribune shareholders as a group, which includes hundreds of mutual funds, institutional investors and others who sold shares of Tribune in 2007 when the Tribune became private in a leveraged buyout transaction (the “LBO Transaction”). The U.S. Large Cap Value Series, and all shareholders who participated in the LBO Transaction, received cash in the amount of $34 per share. The Complaint alleges that this transfer violated the rights of creditors and that the cash paid to shareholders in connection with the LBO Transaction should be paid back to the Tribune’s bankruptcy estate and used to pay creditors.

Litigation counsel to The U.S. Large Cap Value Series does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the lawsuit or quantify the potential ultimate exposure to The U.S. Large Cap Value Series. However, even if the plaintiff in the lawsuit were to obtain the recovery it seeks, the amount would be less than 1% of The U.S. Large Cap Value Series’ net asset value at this time. The U.S. Large Cap Value Series’ litigation counsel does not believe at this time that recovery of the full amount the plaintiff seeks is a likely outcome.

Since The U.S. Large Cap Value Series cannot predict with reasonable specificity what the actual outcome of the lawsuit may be or what the size of The U.S. Large Cap Value Series might be at the time the outcome of the lawsuit may be determined, no deduction from the net asset value of The U.S. Large Cap Value Series will be made at this time. Therefore, at this time, those buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on net asset value of The U.S. Large Cap Value Series, with no deduction relating to the lawsuit. The attorneys’ fees and costs relating to the lawsuit will be taken as expenses by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and

Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Cap Value Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Market Series and The Emerging Markets Small Cap Series (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodians, brokers, and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

DIMENSIONAL EMERGING MARKETS VALUE FUND

PERFORMANCE CHART

DIMENSIONAL EMERGING MARKETS VALUE FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2010

Emerging markets performed well for the fiscal year ended October 31, 2010, although results varied widely among the individual emerging markets countries. For the one-year period ended October 31, 2010, returns in US dollars were 23.56% for the MSCI Emerging Markets Index (net dividends) versus 9.61% for the MSCI World ex USA Index (net dividends). As measured by the MSCI indices, emerging markets growth stocks outperformed their value counterparts, while emerging markets small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI Emerging Markets Index	23.56%
MSCI Emerging Markets Small Cap Index	37.02%
MSCI Emerging Markets Value Index	21.96%
MSCI Emerging Markets Growth Index	25.17%

The US dollar (USD) generally depreciated against most major emerging markets currencies during the period, increasing most local country returns when denominated in USD.

12 Months Ended October 31, 2010

Ten Largest Emerging Markets by Market Cap	Local Currency Return	U.S. Dollar Return
China	11.14%	11.11%
Brazil	11.67%	14.86%
South Korea	18.52%	24.52%
Taiwan	13.20%	20.23%
India	27.64%	34.93%
South Africa	18.71%	33.55%
Russia	19.19%	13.38%
Mexico	25.55%	33.87%
Malaysia	23.94%	35.93%
Indonesia	41.78%	51.50%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

International Equity Fund Performance Overview

Dimensional Emerging Markets Value Fund

The Dimensional Emerging Markets Value Fund seeks to capture the returns of large and small cap value stocks as measured by book to market ratio in selected emerging markets countries. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to emerging markets value stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Fund held 2,016 stocks in 17 emerging markets countries. In general, the Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Fund’s assets. The Fund’s target country weights were capped at 15% upon purchase by the manager to limit single-country risk exposure.

As a result of the Fund’s diversified investment approach, performance was generally determined by broad structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 30.55% for the Fund and 23.56% for the MSCI Emerging Markets Index (net dividends). The Fund targets large and small cap value stocks while the Index primarily targets large and mid cap stocks. The Fund’s relative outperformance was primarily due to its higher allocation than the Index to small cap value stocks, which outperformed, and a lower allocation than the Index to large cap stocks, which underperformed. To a lesser extent, an additional component of the Fund’s outperformance was due to differences in valuation timing and methodology between the Fund and the Index. The Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

DIMENSIONAL EMERGING MARKETS VALUE FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

		Six Months Ended October 31, 2010
EXPENSE TABLE
	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$1,121.50	0.21%	$1.12
Hypothetical 5% Annual Return	$1,000.00	$1,024.15	0.21%	$1.07

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

DIMENSIONAL EMERGING MARKETS VALUE FUND

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Emerging Markets Value Fund, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Emerging Markets Value Fund filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Dimensional Emerging Markets Value Fund
Consumer Discretionary	8.8%
Consumer Staples	6.7%
Energy	12.9%
Financials	30.8%
Health Care	0.7%
Industrials	11.5%
Information Technology	6.6%
Materials	18.8%
Other	—
Real Estate Investment Trusts	—
Telecommunication Services	1.7%
Utilities	1.5%

100.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (88.2%)
BRAZIL — (7.9%)
#Banco Santander Brasil SA ADR	10,011,893	$144,171,259	1.2%
BM&F Bovespa SA	22,558,150	188,128,311	1.6%
BRF - Brasil Foods SA ADR	2,898,191	42,400,534	0.3%
#*Fibria Celulose SA Sponsored ADR	2,444,493	43,903,094	0.4%
#Petroleo Brasileiro SA ADR	2,310,397	78,830,746	0.7%
Other Securities		511,654,175	4.3%

TOTAL BRAZIL		1,009,088,119	8.5%

CHILE — (2.5%)
Empresas CMPC SA	1,512,741	81,335,149	0.7%
#Enersis SA Sponsored ADR	3,017,368	68,826,164	0.6%
Other Securities		172,239,889	1.4%

TOTAL CHILE		322,401,202	2.7%

CHINA — (12.1%)
Bank of China, Ltd.	470,554,474	283,239,227	2.4%
China Construction Bank Corp.	72,842,000	69,637,206	0.6%
#China Petroleum & Chemical Corp. ADR	606,083	57,765,771	0.5%
#China Unicom Hong Kong, Ltd. ADR	4,715,857	66,021,998	0.5%
Other Securities		1,072,566,776	9.0%

TOTAL CHINA		1,549,230,978	13.0%

CZECH REPUBLIC — (0.4%)
Other Securities		44,808,463	0.4%

HUNGARY — (1.1%)
#*MOL Hungarian Oil & Gas P.L.C.	451,154	47,937,453	0.4%
#*OTP Bank P.L.C.	2,633,742	78,216,750	0.7%
Other Securities		16,419,394	0.1%

TOTAL HUNGARY		142,573,597	1.2%

INDIA — (10.2%)
Hindalco Industries, Ltd.	9,934,662	47,243,508	0.4%
#ICICI Bank, Ltd. Sponsored ADR	3,332,795	175,238,361	1.5%
Reliance Industries, Ltd.	7,365,013	181,814,091	1.5%
Other Securities		899,743,882	7.5%

TOTAL INDIA		1,304,039,842	10.9%

INDONESIA — (3.1%)
PT Bumi Resources Tbk	280,320,500	70,190,067	0.6%
Other Securities		331,711,535	2.8%

TOTAL INDONESIA		401,901,602	3.4%

ISRAEL — (0.0%)
Other Securities		3,639,775	0.0%

MALAYSIA — (3.4%)
AMMB Holdings Berhad	21,831,262	44,387,897	0.4%
PPB Group Berhad	6,909,766	42,656,648	0.3%
Other Securities		354,846,470	3.0%

TOTAL MALAYSIA		441,891,015	3.7%

MEXICO — (5.5%)
#*Cemex S.A.B. de C.V. Sponsored ADR	11,578,134	101,540,235	0.9%
Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR	1,617,816	88,834,277	0.7%
#Grupo Carso S.A.B. de C.V. Series A-1	10,578,093	60,960,244	0.5%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value††	Percentage of Net Assets**
MEXICO — (Continued)
#Grupo Financiero Banorte S.A.B. de C.V.	10,027,360	$42,901,314	0.4%
#Grupo Mexico S.A.B. de C.V. Series B	24,866,224	81,920,796	0.7%
#Organizacion Soriana S.A.B. de C.V. Series B	14,451,500	44,016,919	0.4%
Other Securities		290,330,610	2.4%

TOTAL MEXICO		710,504,395	6.0%

PHILIPPINES — (1.0%)
Other Securities		121,877,101	1.0%

POLAND — (1.7%)
*Polski Koncern Naftowy Orlen SA	5,310,008	74,871,545	0.7%
Other Securities		146,060,520	1.2%

TOTAL POLAND		220,932,065	1.9%

RUSSIA — (4.4%)
Gazprom OAO Sponsored ADR	18,589,632	407,020,812	3.4%
Lukoil OAO Sponsored ADR	2,257,507	125,889,656	1.1%
Other Securities		29,266,180	0.2%

TOTAL RUSSIA		562,176,648	4.7%

SOUTH AFRICA — (7.6%)
ABSA Group, Ltd.	3,202,004	62,031,775	0.5%
#Gold Fields, Ltd. Sponsored ADR	7,845,589	123,724,939	1.1%
#Nedbank Group, Ltd.	2,742,435	51,214,855	0.4%
Sanlam, Ltd.	28,700,406	107,458,594	0.9%
Other Securities		631,684,711	5.3%

TOTAL SOUTH AFRICA		976,114,874	8.2%

SOUTH KOREA — (11.7%)
Hyundai Motor Co., Ltd.	909,723	137,718,248	1.1%
#KB Financial Group, Inc. ADR	2,538,946	113,998,675	1.0%
#LG Display Co., Ltd. ADR	2,809,493	48,351,375	0.4%
#*LG Electronics, Inc.	747,229	65,798,650	0.5%
#POSCO ADR	1,058,114	109,980,369	0.9%
Samsung Corp.	834,818	49,026,745	0.4%
Shinhan Financial Group Co., Ltd.	1,534,998	59,466,140	0.5%
#Shinhan Financial Group Co., Ltd. ADR	802,794	62,433,289	0.5%
#SK Energy Co., Ltd.	320,419	43,117,922	0.4%
Other Securities		817,269,532	6.9%

TOTAL SOUTH KOREA		1,507,160,945	12.6%

TAIWAN — (11.0%)
#*AU Optronics Corp. Sponsored ADR	6,421,347	64,406,110	0.5%
*Chimei Innolux Corp.	49,903,746	66,965,890	0.6%
Fubon Financial Holding Co., Ltd.	35,221,501	43,089,224	0.3%
Mega Financial Holding Co., Ltd.	73,353,000	50,855,439	0.4%
United Microelectronics Corp.	116,004,069	55,645,336	0.5%
Other Securities		1,130,452,372	9.5%

TOTAL TAIWAN		1,411,414,371	11.8%

THAILAND — (2.4%)
Other Securities		303,985,751	2.6%

TURKEY — (2.2%)
Other Securities		284,884,341	2.4%

TOTAL COMMON STOCKS		11,318,625,084	95.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value††	Percentage of Net Assets**
PREFERRED STOCKS — (4.3%)
BRAZIL — (4.3%)
#Gerdau SA Sponsored ADR	4,348,258	$56,701,284	0.5%
Metalurgica Gerdau SA	4,022,600	61,582,237	0.5%
Petroleo Brasileiro SA ADR	3,327,243	103,776,709	0.9%
Usinas Siderurgicas de Minas Gerais SA Series A	7,092,710	88,935,233	0.7%
Other Securities		240,405,478	2.0%

TOTAL BRAZIL		551,400,941	4.6%

INDIA — (0.0%)
Other Securities		87,486	0.0%

MALAYSIA — (0.0%)
Other Securities		80,926	0.0%

TOTAL PREFERRED STOCKS		551,569,353	4.6%

RIGHTS/WARRANTS — (0.0%)

CHINA — (0.0%)
Other Securities		205,255	0.0%

INDONESIA — (0.0%)
Other Securities		1,733	0.0%

MALAYSIA — (0.0%)
Other Securities		450,428	0.0%

POLAND — (0.0%)
Other Securities		1,486,062	0.0%

SOUTH KOREA — (0.0%)
Other Securities		186,825	0.0%

TAIWAN — (0.0%)
Other Securities		74,585	0.0%

THAILAND — (0.0%)
Other Securities		305,184	0.0%

TOTAL RIGHTS/WARRANTS		2,710,072	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $81,705,000 FHLMC 4.00%, 09/01/24, valued at $71,456,943) to be repurchased at $83,314,319	$83,313	83,313,000	0.7%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (6.8%)
§@DFA Short Term Investment Fund	877,175,369	877,175,369	7.4%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,439,213)## to be repurchased at $1,411,019	$1,411	$1,410,993	0.0%

TOTAL SECURITIES LENDING COLLATERAL		878,586,362	7.4%

TOTAL INVESTMENTS — (100.0%) (Cost $9,604,404,435)		$12,834,803,871	107.7%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

Summary of inputs used to value the Fund’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$1,009,088,119	—	—	$1,009,088,119
Chile	322,401,202	—	—	322,401,202
China	200,110,080	$1,349,120,898	—	1,549,230,978
Czech Republic	—	44,808,463	—	44,808,463
Hungary	—	142,573,597	—	142,573,597
India	195,153,304	1,108,886,538	—	1,304,039,842
Indonesia	723,328	401,178,274	—	401,901,602
Israel	31,353	3,608,422	—	3,639,775
Malaysia	425,797	441,465,218	—	441,891,015
Mexico	709,803,830	700,565	—	710,504,395
Philippines	—	121,877,101	—	121,877,101
Poland	—	220,932,065	—	220,932,065
Russia	—	562,176,648	—	562,176,648
South Africa	180,709,172	795,405,702	—	976,114,874
South Korea	335,419,044	1,171,741,901	—	1,507,160,945
Taiwan	76,080,903	1,335,333,468	—	1,411,414,371
Thailand	295,095,677	8,890,074	—	303,985,751
Turkey	—	284,884,341	—	284,884,341
Preferred Stocks
Brazil	551,400,941	—	—	551,400,941
India	—	87,486	—	87,486
Malaysia	80,926	—	—	80,926
Rights/Warrants
China	190,603	14,652	—	205,255
Indonesia	—	1,733	—	1,733
Malaysia	450,428	—	—	450,428
Poland	—	1,486,062	—	1,486,062
South Korea	—	186,825	—	186,825
Taiwan	—	74,585	—	74,585
Thailand	65,435	239,749	—	305,184
Temporary Cash Investments	—	83,313,000	—	83,313,000
Securities Lending Collateral	—	878,586,362	—	878,586,362

TOTAL	$3,877,230,142	$8,957,573,729	—	$12,834,803,871

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investments at Value (including $817,079 of securities on loan)	$11,872,905
Temporary Cash Investments at Value & Cost	83,313
Collateral Received from Securities on Loan at Value & Cost	878,586
Foreign Currencies at Value	10,524
Cash	547
Receivables:
Investment Securities Sold	979
Dividends, Interest and Tax Reclaims	10,196
Fund Shares Sold	13,173
Securities Lending Income	918
Unrealized Gain on Foreign Currency Contracts	25

Total Assets	12,871,166

LIABILITIES:
Payables:
Upon Return of Securities Loaned	878,586
Investment Securities Purchased	55,280
Due to Advisor	988
Unrealized Loss on Foreign Currency Contracts	5
Deferred Thailand Capital Gains Tax	16,976
Accrued Expenses and Other Liabilities	1,376

Total Liabilities	953,211

NET ASSETS	$11,917,955

Investments at Cost	$8,642,505

Foreign Currencies at Cost	$10,371

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $21,174)	$180,635
Interest	82
Income from Securities Lending	8,842

Total Investment Income	189,559

Expenses
Investment Advisory Services Fees	9,448
Accounting & Transfer Agent Fees	940
Custodian Fees	6,991
Shareholders’ Reports	50
Directors’/Trustees’ Fees & Expenses	93
Professional Fees	420
Other	251

Total Expenses	18,193

Net Investment Income (Loss)	171,366

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	591,224
Foreign Currency Transactions	(3,254)**
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,841,702
Translation of Foreign Currency Denominated Amounts	(154)
Change in Deferred Thailand Capital Gains Tax	(10,266)

Net Realized and Unrealized Gain (Loss)	2,419,252

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,590,618

** Net of foreign capital gain taxes withheld of $1,806.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$171,366	$119,269
Net Realized Gain (Loss) on:
Investment Securities Sold	591,224	346,115
Futures	—	(3,835)
Foreign Currency Transactions	(3,254)**	(2,499)
In-Kind Redemptions	—	25,938 *
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,841,702	2,817,363
Futures	—	(30)
Translation of Foreign Currency Denominated Amounts	(154)	449
Change in Deferred Thailand Capital Gains Tax	(10,266)	(3,804)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,590,618	3,298,966

Transactions in Interest:
Contributions	2,372,583	1,430,899
Withdrawals	(1,010,371)	(813,144)*

Net Increase (Decrease) from Transactions in Interest	1,362,212	617,755

Total Increase (Decrease) in Net Assets	3,952,830	3,916,721
Net Assets
Beginning of Period	7,965,125	4,048,404

End of Period	$11,917,955	$7,965,125

*	See Note J in the Notes to Financial Statements.
**	Net of foreign capital gain taxes withheld of $1,806.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND†

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	30.55%	79.39%	(55.47	)%(C)	51.59%	42.14%	31.60%
Net Assets, End of Period (thousands)	$11,917,955	$7,965,125	$4,048,404		$8,188,710	$4,837,912	$2,417,064
Ratio of Expenses to Average Net Assets	0.19%	0.21%	0.19	%(B)	0.19%	0.22%	0.29%
Ratio of Net Investment Income to Average Net Assets	1.81%	2.17%	3.19	%(B)	2.50%	2.57%	3.23%
Portfolio Turnover Rate	15%	20%	14	%(C)	14%	9%	7%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Emerging Markets Value Fund Inc. (“DEM I”) was organized as a closed-end management investment company registered under the Investment Company Act of 1940, as amended. Effective November 21, 1997, DEM I was reorganized as an open-end management investment company. On October 27, 2009, the Board of Directors and shareholders of DEM I approved an Agreement and Plan of Reorganization that provided for the reorganization of DEM I from a Maryland corporation to a Delaware statutory trust. Effective October 30, 2009, DEM I transferred all of its assets and liabilities to Dimensional Emerging Markets Value Fund (“DEM II” or the “Fund”), a Delaware statutory trust, in a tax-free exchange under IRC §368(a)(1)(F).

Effective November 1, 2009, Dimensional Emerging Markets Value Fund (“DEM II”), a master fund in a master-feeder structure, elected with the consent of its Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation §301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for DEM II is a result of the treatment of a partnership for book purposes. DEM II and Emerging Markets Value Portfolio (“Portfolio”) will maintain their books and records and present their financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Fund from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—    Level 1 – quoted prices in active markets for identical securities

—    Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—    Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Securities held by the Fund (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Fund that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Fund values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Fund may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The Fund will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset value of the Fund is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Fund prices its shares at the close of the NYSE, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Fund utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements.

Futures contracts held by the Fund are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s investments by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Foreign Currency Translation:    Securities and other assets and liabilities of the Fund whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

3.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses. At October 31, 2010, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $192 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

4.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Fund estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Expenses directly attributable to the Fund are directly charged.

The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Fund’s investments in Chile are subject to governmental taxes on investment income. Such taxes are due when currencies are repatriated from the country. The Fund accrues for taxes on income as the income is earned.

The Fund’s investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Fund accrues for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities. The Fund is also subject to a 15% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Fund. For the year ended October 31, 2010, the Fund’s advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund to the CCO were $19 (in thousands). The total related amounts paid by the Fund are included in Other Expenses on the Statement of Operations.

D. Purchases and Sales of Securities:

For the year ended October 31, 2010, the Fund made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$2,866,979
Sales	1,412,511

There were no purchases or sales of long-term U.S. government securities.

E. Federal Income Taxes:

No provision for federal income taxes is required since the Series’ are treated as partnerships for Federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

Some of the Fund’s investments are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for tax purposes. At October 31, 2010, the Fund had cumulative unrealized appreciation (depreciation) (mark to market) of $1,547 (in thousands) to be included in distributable net investment income for federal tax purposes. For the year ended October 31, 2010, realized gains on the sale of passive foreign investment companies totaling $4 (in thousands) have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes.
At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$9,616,484	$3,784,673	$(566,353)	$3,218,320

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund’s tax position and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Effective November 1, 2009, Dimensional Emerging Markets Value Fund (“DEM II”), a master fund in a master-feeder structure with one RIC feeder and other direct client investors has made a “Check-the-Box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change their federal entity classifications from a corporation taxable as a regulated investment company to a partnership. DEM II and the Portfolio will maintain their books and records and present their financial statements in accordance with generally accepted accounting principals for investment partnerships. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities on October 31, 2009 to its shareholders in liquidation of the master fund. Since the master fund has a shareholder owning 80% or more of the fund’s shares, and also has shareholders owning less than 80%, the transaction creates a non-taxable transaction, pursuant to Internal Revenue Code §332, for those owning more than 80%, and a taxable transaction, pursuant to Internal Revenue Code §331, for those shareholders owning less than 80%. Immediately after the deemed liquidation, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of the Master Fund was October 31, 2009.

For federal income tax purposes, pursuant to Code §336(a), the master fund recognizes gain or loss relative to the investment of the less than 80% shareholders as if the master’s investment securities were sold to those shareholders and, pursuant to Code §331, each of those shareholders recognizes gain or loss as if it liquidated its investment in the master. Pursuant to Code §334(a), each of these shareholders will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date. In regards to the shareholder owning 80% or more of the master fund, pursuant to Code §332(a), the shareholder will not recognize any gain or loss on the deemed liquidation. However, pursuant to Code §332(c), a portion of the deemed distribution, which otherwise would have been tax-free as discussed above, since it is utilized by the master fund to satisfy its dividends paid deduction for the tax year, must be recognized and treated as a dividend by the 80% or greater shareholder. Pursuant to Code §334(b)(1) and §1223, the 80% or greater shareholder’s basis and holding period in the securities received in liquidation is the same as it was in the possession of the master. As a result of the transaction, Dimensional Emerging Markets Value Fund recognized a $104,402,506 and ($16,523) capital gain and currency loss respectively, for tax year ended October 31, 2009.

F. Financial Instruments:

In accordance with the Fund’s investment objectives and policies, the Fund may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Fund may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). Due to a clerical error at the repurchase trading agent from October 29, 2010 through November 1, 2010, the collateral held by the Fund was less than the repurchase price. On November 2, 2010, the additional collateral was posted and the repurchase agreement was fully collateralized. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

2.    Foreign Market Risks:    Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Fund.

3.    Futures Contracts:    The Fund may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Fund could lose more than the initial margin requirements. The Fund entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statement of Operations and the realized and change in unrealized gain or loss over the reporting period.

At October 31, 2010, the Fund had no outstanding futures contracts.

G. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011. There were no borrowings by the Fund under this line of credit during the year ended October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the year ended October 31, 2010, borrowings by the Fund under this line of credit were as follows (amounts in thousands, except percentage and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
0.87%	$23,610	32	$18	$60,454

There were no outstanding borrowings by the Fund under this line of credit as of October 31, 2010.

H. Securities Lending:

As of October 31, 2010, the Fund had securities on loan to brokers/dealers, for which the Fund received cash collateral. The Fund invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities.

However, daily market fluctuations could cause the Fund’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, to replace the securities.

Subject to its stated investment policy, the Fund will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Fund also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J. In-Kind Redemptions:

In accordance with guidelines described in the Fund’s prospectus, the Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2009, the Fund realized $25,938 (in thousands) of net gain.

K. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

L. Other

The Fund is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Dimensional Emerging Markets Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dimensional Emerging Markets Value Fund (the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian, broker and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2010.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould and Myron S. Scholes. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were seven Performance Committee meetings held during the fiscal year ended October 31, 2010.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 63	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 71	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).
Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).
Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 69	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).
Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 57	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	86 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director,

Co-Chief Executive Officer

and President of DFAIDG,

DIG and DEM. Chairman,

Trustee, Co-Chief

Executive Officer and

President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 63

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	86 portfolios in 4 investment companies	Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc. and The DFA Investment Trust Company. Chairman, Director, President and Co- Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director of Dimensional Cayman Commodity Fund I Ltd. Chairman, and President of Dimensional SmartNest LLC and Dimensional SmartNest (U.S.) LLC.

Eduardo A. Repetto

Director, Co-Chief

Executive Officer and

Chief Investment Officer of

DFAIDG, DIG and DEM.

Trustee, Co-Chief

Executive Officer, Chief

Investment Officer and

Vice President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 43

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	86 portfolios in 4 investment companies	Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC and Dimensional Funds II PLC. Director of Dimensional Cayman Commodity Fund I Ltd.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 47	Since 2008	Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).
Darryl D. Avery Vice President Age: 44	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 54	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 43	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Joseph H. Chi Vice President Age: 44	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 61	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 44	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 53	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 53	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard Vice President Age: 38	Since 2010	Vice President of all the DFA Entities. Research Associate for Dimensional (since August 2008). Formerly, Research Assistant for Dimensional from April 2006-August 2008. Prior to April 2006, Manager at Hilton Hotels Corp. (September 2004-April 2006).

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Robert W. Dintzner Vice President Age: 40	Since 2001	Vice President of all the DFA Entities.
Beth Ann Dranguet Vice President Age: 40	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since July 2007). Formerly, Associate at Vinson & Elkins LLP (September 1999-July 2007).
Kenneth N. Elmgren Vice President Age: 56	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 45	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.
Eugene F. Fama, Jr. Vice President Age: 49	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Jeremy P. Freeman Vice President Age: 39	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).
Mark R. Gochnour Vice President Age: 43	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 36	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Joel H. Hefner Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie C. Henderson Vice President and Fund Controller Age: 36	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin B. Hight Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2001).

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Patrick M. Keating Vice President Age: 55	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.
David M. Kershner Vice President Age: 39	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since June 2004).
Joseph F. Kolerich Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 43	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 35	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Juliet Lee Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Apollo D. Lupescu Vice President Age: 41	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional (since February 2004).
Kenneth M. Manell Vice President Age: 37	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2006). Formerly, Assistant General Counsel at Castle & Cooke (January 2004-September 2006).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 40	Since 2008	Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).
David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 53	Since 2007	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).
Catherine L. Newell Vice President and Secretary Age: 46	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Christian A. Newton Vice President Age: 35	Since 2009	Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carolyn L. O Vice President Age: 36	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2007). Prior to September 2007, Associate at K&L Gates LLP (January 2004-September 2007).
Gerard K. O’Reilly Vice President Age: 33	Since 2007

Vice President of all the DFA Entities. Formerly, Research

Associate of Dimensional Fund Advisors LP (2004 to 2006);

Research Assistant in PhD program, Aeronautics Department

California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 36	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for

Dimensional Fund Advisors LP (since July 2005). Prior to 2005,

Graduate Student at the University of Chicago Booth School of

Business (2003-2005).

Kyle K. Ozaki Vice President Age: 32	Since 2010

Vice President of all the DFA Entities. Senior Compliance Officer

for Dimensional (since Januay 2008). Formerly, Compliance

Officer (February 2006-December 2007) and Compliance Analyst

(August 2004-January 2006) for Dimensional.

Carmen E. Palafox Vice President Age: 36	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya K. Park Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.
David A. Plecha Vice President Age: 49	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Theodore W. Randall Vice President Age: 37	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 39	Since 2005

Vice President of all the DFA Entities. From August 2004 to July

2005, institutional client service representative of Dimensional.

Formerly, Financial Services Analyst, Cato Institute (September

2001 to June 2004); Book Review Editor, Cato Journal, Cato

Institute (May 1996 to June 2004).

Julie A. Saft Vice President Age: 51	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional (since July 2008). Formerly, Senior Manager at Vanguard (November 1997-July 2008).
David E. Schneider Vice President Age: 64	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Walid A. Shinnawi Vice President Age: 48	Since 2010	Vice President of all the DFA Entities. Regional Director for Dimensional (since March 2006). Formerly, Senior Manager at Moody’s KMV (1999-March 2006).
Bruce A. Simmons Vice President Age: 45	Since 2009

Vice President of all the DFA Entities. Investment Operations

Manager for Dimensional Fund Advisors LP (since May 2007).

Formerly, Vice President Client and Fund Reporting at Mellon

Financial (September 2005-May 2007); Vice President Business

Development at CUADPRO Marketing (July 2003-September

2005).

Edward R. Simpson Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 54	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carl G. Snyder Vice President Age: 47	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 62	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 37	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 52	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 44	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh Vice President Age: 40	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Weston J. Wellington Vice President Age: 59	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Ryan J. Wiley Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 55	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2009 to October 31, 2010, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Tax Credit(4)	Foreign Source Income(5)	Qualifying Interest Income(6)	Qualifying Short- Term Capital Gain(7)
Enhanced U.S. Large Company Portfolio	100%	—	—	—	—	100%	—	—	5%	—	—	100%	100%
U.S. Large Cap Value Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Targeted Value Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Small Cap Value Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Core Equity 1 Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Core Equity 2 Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Vector Equity Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U. S Small Cap Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Micro Cap Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
DFA Real Estate Securities Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
Large Cap International Portfolio	100%	—	—	—	—	100%	100%	100%	—	4%	110%	100%	100%
International Core Equity Portfolio	100%	—	—	—	—	100%	100%	100%	—	4%	138%	100%	100%
International Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	3%	136%	100%	100%
Japanese Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	7%	125%	100%	100%
Asia Pacific Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	1%	125%	100%	100%
United Kingdom Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
Continental Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	6%	144%	100%	100%
DFA International Real Estate Securities Portfolio	100%	—	—	—	—	100%	100%	100%	—	1%	73%	100%	100%
DFA Global Real Estate Securities Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
DFA International Small Cap Value Portfolio	94%	—	6%	—	—	100%	100%	100%	—	4%	150%	100%	100%
International Vector Equity Portfolio	99%	—	1%	—	—	100%	100%	100%	—	4%	136%	100%	100%
Emerging Markets Portfolio	46%	3%	51%	—	—	100%	100%	100%	—	6%	134%	100%	100%
Emerging Markets Small Cap Portfolio	93%	—	7%	—	—	100%	100%	100%	—	6%	153%	100%	100%
Emerging Markets Value Portfolio	36%	21%	43%	—	—	100%	100%	100%	—	4%	101%	100%	100%
Emerging Markets Core Equity Portfolio	100%	—	—	—	—	100%	100%	100%	—	6%	158%	100%	100%
Dimensional Investment Group Inc.
DFA International Value Portfolio	100%	—	—	—	—	100%	100%	100%	—	3%	126%	100%	100%
U.S. Large Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were satisfied for DFA Five-Year Government Portfolio, DFA Intermediate Government Fixed Income Portfolio, and DFA Inflation-Protected Securities Portfolio to permit exemption of these amounts from state income for these funds.

(4)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(5)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxbale income (the total of short-term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

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DFA103110-001A

ANNUAL REPORT

year ended: October 31, 2010

Dimensional Investment Group Inc.

LWAS/DFA U.S. High Book to Market Portfolio

LWAS/DFA Two-Year Fixed Income Portfolio

LWAS/DFA Two-Year Government Portfolio

DFA Investment Dimensions Group Inc.

LWAS/DFA International High Book to Market Portfolio

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

November 2010

Dear Fellow Shareholder,

In 2011, Dimensional celebrates its thirtieth anniversary. Our growth — from a start-up business working out of my Brooklyn apartment to a global investment firm with offices in six countries — has been greater than we could ever have predicted. We take a lot of pride in what we have been able to accomplish.

The Dimensional business model, at its most basic, is about ideas and the implementation of those ideas. We’ve built Dimensional on a set of ideas that have revolutionized finance over the last fifty years. We work closely with academics like Gene Fama, Ken French, and Robert Merton who have been at the forefront in developing the field of modern finance. This great partnership with leading thinkers has carried us over the last thirty years. It is the principle of comparative advantage at its best. The thinkers work on developing the ideas, and we find the best ways to implement those ideas for our clients.

Working together with academics and our clients, we have helped change the world. It’s great to know that it is still possible to do well by doing good.

Sincerely,

David G. Booth
Chairman and Co-Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

DFA INVESTMENT DIMENSIONS GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations

ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
P.L.C.	Public Limited Company

Investment Footnotes

†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities”
are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
§	Affiliated Fund.
##	Par amount of collateral is a part of a pooled collateral facility. Value is indicative of the value allocated to this Series as a part of this facility.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
Master Funds.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
REIT	Real Estate Investment Trust
RIC	Registered Investment Company
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

2

DIMENSIONAL INVESTMENT GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34% . Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell 1000® Growth Index outperformed those represented by the Russell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35% . Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2010

Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010

Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the U.S.

3

Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Master-Feeder Structure

The portfolio described below, called a “Feeder Fund”, does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a “Master Fund”. The Master Fund, in turn, purchases stocks and/or other securities.

Domestic Equity Portfolio Performance Overview

LWAS/DFA U.S. High Book to Market Portfolio

The LWAS/DFA U.S. High Book to Market Portfolio seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Master Fund about 211 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2010, total returns were 19.71% for the Portfolio and 15.72% for the Russell 1000 Value® Index. Relative to the Index, the Master Fund’s higher concentration in securities with the most prominent value characteristics and composition differences among the Master Fund’s value stocks added approximately 4.2% to the relative performance. Differences in allocation and composition between the Master Fund and the Index across the market capitalization segments contributed to the outperformance, particularly the Master Fund’s smaller allocation to the largest stocks and the composition of those stocks which added approximately 2.9% to the relative performance. The Master Fund’s exclusion of REITs had a negative impact of approximately 0.7% relative to the Index as REITs was the best-performing sector over the period.

Fixed Income Market Review	12 Months Ended October 31, 2010

U.S. and international credit markets experienced relatively high levels of volatility during the fiscal year ended October 31, 2010. Investor appetite for credit risk was reasonably strong through most of the year, and credit spreads narrowed versus the previous fiscal period. Over the course of the year, the U.S. Federal Reserve maintained the target federal funds rate between 0.00% and 0.25% and continued to add liquidity into the financial system. Meanwhile, several major central banks around the world took similar actions to aid credit markets. The three-month London Interbank Offered Rate (LIBOR), a widely-used benchmark of short-term interest rates, finished the fiscal year unchanged at 0.28%, while the yield on 10-year U.S. Treasury notes declined 78 basis points. The U.S. yield curve remained upwardly sloped throughout the year.

	10/31/10	10/31/09	Change
Three-Month LIBOR (yield)	0.28%	0.28%	0.00%
Ten-Year U.S. Treasury Notes (yield)	2.61%	3.39%	-0.78%

Source: Bloomberg. “% Change” values are calculated prior to rounding.

There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the fiscal year under review, changes in interest rates and bond prices were more pronounced in some parts of the yield curve than others. For the 12 months ended October 31, 2010, total returns were 0.12% for three-month U.S. Treasury bills, 9.21% for five-year U.S. Treasury notes, and 11.68% for 30-year U.S. Treasury bonds.

Some of the Advisor’s fixed income strategies are based on a shifting-maturity strategy that identifies the maturity range with the highest risk-adjusted expected return. When the yield curve is flat or inverted, short-term

4

securities are believed to offer the most attractive opportunity on a risk-adjusted basis. When the yield curve is upwardly sloped, maturities are lengthened to achieve higher expected returns associated with longer maturities. During the period under review, weighted average maturities of most Portfolios lengthened, reflecting upwardly sloped yield curves in the U.S. and U.K.

Fixed Income Portfolio Performance Overview

LWAS/DFA Two-Year Fixed Income Portfolio

The LWAS/DFA Two-Year Fixed Income Portfolio seeks to maximize risk-adjusted total returns from a universe of high-quality fixed income securities maturing in two years or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices (yields) the strategy creates a matrix of expected returns from different buy and sell strategies and identifies the maturity range for the highest risk-adjusted expected returns. Maturities are shifted if expected premiums can be documented and justified. Average maturity of the Portfolio increased to 1.71 years on October 31, 2010, from 1.47 years on October 31, 2009.

For the 12 months ended October 31, 2010, total returns were 1.89% for the LWAS/DFA Two-Year Fixed Income Portfolio and 3.18% for the BofA Merrill Lynch 1-3 Year US Corporate & Government Index. Structural differences between the Portfolio and Index were the primary reason for the Portfolio’s relative underperformance. A majority of the Portfolio’s holdings were invested in bonds rated AAA while the Index had a relatively large allocation to securities rated A or lower. Over the period, lower-rated securities benefited from tightening credit spreads and outperformed higher-rated securities. Additionally, the Portfolio’s performance was negatively affected by slightly lower duration versus the Index during the period of falling interest rates.

LWAS/DFA Two-Year Government Portfolio

The LWAS/DFA Two-Year Government Portfolio seeks to maximize risk-adjusted total returns from a universe of U.S. government securities maturing in two years or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices (yields) the strategy creates a matrix of expected returns from different buy and sell strategies and identifies the maturity range for the highest risk-adjusted expected returns. Maturities are shifted if expected premiums can be documented and justified. Average maturity of the Portfolio increased to 1.71 years on October 31, 2010, from 1.47 years on October 31, 2009.

For the 12 months ended October 31, 2010, total returns were 1.98% for the LWAS/DFA Two-Year Government Portfolio and 2.56% for the BofA Merrill Lynch 1-3 Year US Treasury & Agency Index*. Structural differences between the Portfolio and Index were the primary reason for the Portfolio’s relative underperformance. Although the duration of the Portfolio was only slightly lower than that of the Index, the Portfolio underperformed the benchmark due to its inability to purchase securities with greater than 2 years to maturity. The Index had a 39.2% allocation to securities with 2-3 years maturities, which significantly outperformed shorter securities during the period of falling interest rates.

*Previously called BofA Merrill Lynch US Government Bond Index 1.

5

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

EXPENSE TABLES	Six Months Ended October 31, 2010
	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
LWAS/DFA U.S. High Book to Market Portfolio**
Actual Fund Return	$1,000.00	$ 974.20	0.34%	$1.69
Hypothetical 5% Annual Return	$1,000.00	$1,023.49	0.34%	$1.73
LWAS/DFA Two-Year Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,013.10	0.30%	$1.52
Hypothetical 5% Annual Return	$1,000.00	$1,023.69	0.30%	$1.53
LWAS/DFA Two-Year Government Portfolio
Actual Fund Return	$1,000.00	$1,013.70	0.28%	$1.42
Hypothetical 5% Annual Return	$1,000.00	$1,023.79	0.28%	$1.43

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

6

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following tables, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, are provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund’s holdings which reflect the investments by category.

FEEDER FUND

Affiliated Investment Company
LWAS/DFA U.S. High Book to Market Portfolio	100.0%

FIXED INCOME PORTFOLIOS

LWAS/DFA Two-Year Fixed Income Portfolio
Corporate	22.5%
Government	52.5%
Foreign Government	20.0%
Supranational	5.0%

Total	100.0%

LWAS/DFA Two-Year Government Portfolio
Government	100.0%

Total	100.0%

7

DIMENSIONAL INVESTMENT GROUP INC.

SCHEDULE OF INVESTMENTS

October 31, 2010

LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company	$67,322,788

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $51,744,095)	$67,322,788

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$67,322,788	—	—	$67,322,788

See accompanying Notes to Financial Statements.

8

LWAS/DFA TWO-YEAR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (65.8%)
Federal Farm Credit Bank
0.950%, 03/05/12	$500	$504,095
2.125%, 06/18/12	1,200	1,234,019
Federal Home Loan Bank
1.125%, 03/09/12	500	505,349
2.250%, 04/13/12	5,900	6,062,439
1.125%, 05/18/12	2,800	2,833,180
1.375%, 06/08/12	2,800	2,845,231
1.875%, 06/20/12	400	409,829
0.875%, 08/22/12	6,800	6,859,629
1.750%, 08/22/12	6,100	6,249,578
4.625%, 10/10/12	1,200	1,299,329
Federal Home Loan Mortgage Corporation
4.750%, 03/05/12	2,500	2,648,030
2.125%, 03/23/12	1,800	1,844,203
1.125%, 04/25/12	4,500	4,551,638
1.125%, 07/27/12	600	607,904
5.500%, 08/20/12	1,650	1,801,204
Federal National Mortgage Association
5.000%, 02/16/12	400	423,862
1.000%, 04/04/12	5,200	5,248,610
1.875%, 04/20/12	2,200	2,249,225
4.875%, 05/18/12	1,000	1,069,625
1.125%, 07/30/12	6,000	6,076,668
4.375%, 09/15/12	2,800	3,006,783

TOTAL AGENCY OBLIGATIONS		58,330,430

BONDS — (33.8%)
Citigroup, Inc.
1.250%, 09/22/11	400	403,471
1.250%, 11/15/11	1,600	1,614,755
Eksportfinans ASA
5.000%, 02/14/12	2,200	2,324,502
European Investment Bank
3.250%, 10/14/11	2,000	2,054,316
Export Development Canada
2.375%, 03/19/12	2,000	2,053,710
General Electric Capital Corp.
3.500%, 08/13/12	2,000	2,082,400
Goldman Sachs Group, Inc. (The)
3.250%, 06/15/12	1,900	1,987,544
HSBC USA, Inc.
3.125%, 12/16/11	2,100	2,165,241

	Face Amount	Value†
	(000)
International Bank for Reconstruction & Development
0.800%, 07/13/12	$2,000	$2,014,400
Japan Finance Corp.
2.000%, 06/24/11	1,000	1,009,718
1.500%, 07/06/12	1,000	1,012,020
JPMorgan Chase & Co.
2.125%, 06/22/12	2,200	2,261,428
Kreditanstalt fuer Wiederaufbau
1.250%, 06/15/12	1,800	1,823,517
Morgan Stanley
2.250%, 03/13/12	500	512,502
1.950%, 06/20/12	1,400	1,435,462
Oesterreichische Kontrollbank AG
4.750%, 11/08/11	2,000	2,086,104
Ontario, Province of Canada
2.625%, 01/20/12	1,000	1,027,185
4.950%, 06/01/12	1,000	1,070,041
Wachovia Corp.
5.300%, 10/15/11	1,000	1,045,002

TOTAL BONDS		29,983,318

	Shares

TEMPORARY CASH INVESTMENTS — (0.4%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	373,156	373,156

TOTAL INVESTMENTS — (100.0%) (Cost $88,014,051)		$88,686,904

9

LWAS/DFA TWO-YEAR FIXED INCOME PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$58,330,430	—	$58,330,430
Bonds	—	29,983,318	—	29,983,318
Temporary Cash Investments	$373,156	—	—	373,156

TOTAL	$373,156	$88,313,748	—	$88,686,904

See accompanying Notes to Financial Statements.

10

LWAS/DFA TWO-YEAR GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (99.6%)
Federal Farm Credit Bank
1.150%, 04/05/12	$5,000	$5,056,855
2.125%, 06/18/12	5,800	5,964,424
Federal Home Loan Bank
5.750%, 05/15/12	12,600	13,644,275
1.125%, 05/18/12	20,900	21,147,665
1.375%, 06/08/12	27,400	27,842,620
1.875%, 06/20/12	15,600	15,983,323
4.625%, 08/15/12	1,340	1,441,171
0.875%, 08/22/12	13,800	13,921,012
1.750%, 08/22/12	13,600	13,933,486
2.000%, 09/14/12	20,800	21,421,005
1.625%, 09/26/12	11,600	11,869,224
4.625%, 10/10/12	17,250	18,677,852
Tennessee Valley Authority
6.790%, 05/23/12	1,000	1,098,857

TOTAL AGENCY OBLIGATIONS		172,001,769

TEMPORARY CASH INVESTMENTS — (0.4%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $1,405,000 FNMA 5.50%, 12/01/38, valued at $723,064) to be repurchased at $712,011	712	712,000

TOTAL INVESTMENTS — (100.0%) (Cost $171,750,380)		$172,713,769

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$172,001,769	—	$172,001,769
Temporary Cash Investments	—	712,000	—	712,000

TOTAL	—	$172,713,769	—	$172,713,769

See accompanying Notes to Financial Statements.

11

DIMENSIONAL INVESTMENT GROUP INC.

LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company (Affiliated Investment Company) at Value	$67,323
Receivables:
Affiliated Investment Company Sold	57
Prepaid Expenses and Other Assets	7

Total Assets	67,387

LIABILITIES:
Payables:
Fund Shares Redeemed	57
Due to Advisor	1
Accrued Expenses and Other Liabilities	15

Total Liabilities	73

NET ASSETS	$67,314

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	5,843,288

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.52

Investment in Affiliated Investment Company at Cost	$51,745

NET ASSETS CONSIST OF:
Paid-In Capital	$62,239
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	168
Accumulated Net Realized Gain (Loss)	(10,671)
Net Unrealized Appreciation (Depreciation)	15,578

NET ASSETS	$67,314

(1) NUMBER OF SHARES AUTHORIZED	300,000,000

See accompanying Notes to Financial Statements.

12

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	LWAS/DFA Two-Year Fixed Income Portfolio	LWAS/DFA Two-Year Government Portfolio
ASSETS:
Investments at Value	$88,314	$172,002
Temporary Cash Investments at Value & Cost	373	712
Receivables:
Interest	430	977
Fund Shares Sold	184	81
Prepaid Expenses and Other Assets	8	10

Total Assets	89,309	173,782

LIABILITIES:
Payables:
Fund Shares Redeemed	18	6
Due to Advisor	11	22
Accrued Expenses and Other Liabilities	16	30

Total Liabilities	45	58

NET ASSETS	$89,264	$173,724

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	8,814,465	17,250,624

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.13	$10.07

Investments at Cost	$87,641	$171,039

NET ASSETS CONSIST OF:
Paid-In Capital	$88,065	$170,602
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	95	148
Accumulated Net Realized Gain (Loss)	431	2,011
Net Unrealized Appreciation (Depreciation)	673	963

NET ASSETS	$89,264	$173,724

(1) NUMBER OF SHARES AUTHORIZED	300,000,000	300,000,000

See accompanying Notes to Financial Statements.

13

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	LWAS/DFA U.S. High Book to Market Portfolio*	LWAS/DFA Two-Year Fixed Income Portfolio	LWAS/DFA Two-Year Government Portfolio
Investment Income
Dividends	$ 1,400	—	—
Interest	—	$ 931	$1,542
Income from Securities Lending	33	—	—
Expenses Allocated from Affiliated Investment Company	(78)	—	—

Total Investment Income	1,355	931	1,542

Expenses
Investment Advisory Services Fees	—	124	230
Administrative Services Fees	7	—	—
Accounting & Transfer Agent Fees	14	29	37
Shareholder Servicing Fees	101	66	123
Filing Fees	19	18	22
Shareholders’ Reports	9	10	19
Directors’/Trustees’ Fees & Expenses	1	1	1
Custodian Fees	—	2	3
Professional Fees	3	3	5
Other	1	4	4

Total Expenses	155	257	444

Net Investment Income (Loss)	1,200	674	1,098

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	5,618	751	2,031
Change in Unrealized Appreciation (Depreciation) of Investment Securities	5,142	128	(17)

Net Realized and Unrealized Gain (Loss)	10,760	879	2,014

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,960	$1,553	$3,112

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

14

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	LWAS/DFA U.S. High Book to Market Portfolio		LWAS/DFA Two-Year Fixed Income Portfolio		LWAS/DFA Two-Year Government Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,200	$1,302	$674	$1,426	$1,098	$2,266
Net Realized Gain (Loss) on Investment Securities Sold	5,618	(3,229)	751	823	2,031	2,856
Change in Unrealized Appreciation (Depreciation) of Investment Securities	5,142	8,041	128	967	(17)	1,507

Net Increase (Decrease) in Net Assets Resulting from Operations	11,960	6,114	1,553	3,216	3,112	6,629

Distributions From:
Net Investment Income	(1,187)	(1,505)	(714)	(1,709)	(1,184)	(2,630)
Net Short-Term Gains	—	—	—	—	(956)	—
Net Long-Term Gains	—	—	—	—	(1,081)	—

Total Distributions	(1,187)	(1,505)	(714)	(1,709)	(3,221)	(2,630)

Capital Share Transactions (1):
Shares Issued	4,217	9,566	20,893	23,629	62,949	59,636
Shares Issued in Lieu of Cash Distributions	1,036	1,340	581	1,518	2,132	1,747
Shares Redeemed	(14,639)	(18,050)	(10,447)	(33,321)	(27,756)	(62,659)

Net Increase (Decrease) from Capital Share Transactions	(9,386)	(7,144)	11,027	(8,174)	37,325	(1,276)

Total Increase (Decrease) in Net Assets	1,387	(2,535)	11,866	(6,667)	37,216	2,723
Net Assets
Beginning of Period	65,927	68,462	77,398	84,065	136,508	133,785

End of Period	$67,314	$65,927	$89,264	$77,398	$173,724	$136,508

(1) Shares Issued and Redeemed:
Shares Issued	386	1,238	2,078	2,370	6,294	5,944
Shares Issued in Lieu of Cash Distributions	98	186	58	154	214	175
Shares Redeemed	(1,365)	(2,271)	(1,039)	(3,351)	(2,777)	(6,256)

Net Increase (Decrease) from Shares Issued and Redeemed	(881)	(847)	1,097	(827)	3,731	(137)

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$168	$155	$95	$135	$148	$234

See accompanying Notes to Financial Statements.

15

DIMENSIONAL INVESTMENT GROUP INC.

LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Net Asset Value, Beginning of Period	$9.80	$9.04	$15.35	$16.10	$13.91	$12.28

Income from Investment Operations
Net Investment Income (Loss)	0.19	(A)	0.18	(A)	0.21	(A)	0.20	(A)	0.23	(A)	0.19
Net Gains (Losses) on Securities (Realized and Unrealized)	1.72	0.79	(5.48)	(0.26)	2.23	1.57

Total from Investment Operations	1.91	0.97	(5.27)	(0.06)	2.46	1.76

Less Distributions
Net Investment Income	(0.19)	(0.21)	(0.21)	(0.20)	(0.22)	(0.13)
Net Realized Gains	—	—	(0.83)	(0.49)	(0.05)	—

Total Distributions	(0.19)	(0.21)	(1.04)	(0.69)	(0.27)	(0.13)

Net Assets Value, End of Period	$11.52	$9.80	$9.04	$15.35	$16.10	$13.91

Total Return	19.71%	11.61%	(36.69	)%(C)	(0.51)%	17.90%	14.44%

Net Assets, End of Period (thousands)	$67,314	$65,927	$68,462	$119,833	$124,983	$103,311
Ratio of Expenses to Average Net Assets (D)	0.35%	0.38%	0.33	%(B)	0.32%	0.32%	0.34%
Ratio of Net Investment Income to Average Net Assets	1.78%	2.20%	1.72	%(B)	1.20%	1.54%	1.43%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

16

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

LWAS/DFA Two-Year Fixed Income Portfolio	LWAS/DFA Two-Year Government Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Net Asset Value, Beginning of Period	$10.03	$9.84	$9.95	$9.94	$9.82	$9.90	$10.10	$9.80	$9.89	$9.87	$9.75	$9.83

Income from Investment Operations
Net Investment Income (Loss)	0.08	(A)	0.19	(A)	0.28	(A)	0.49	(A)	0.35	(A)	0.27	0.07	(A)	0.18	(A)	0.24	(A)	0.46	(A)	0.34	(A)	0.26
Net Gains (Losses) on Securities (Realized and Unrealized)	0.11	0.23	(0.04)	—	0.08	(0.11)	0.13	0.33	(0.03)	0.01	0.08	(0.10)

Total from Investment Operations	0.19	0.42	0.24	0.49	0.43	0.16	0.20	0.51	0.21	0.47	0.42	0.16

Less Distributions
Net Investment Income	(0.09)	(0.23)	(0.35)	(0.48)	(0.31)	(0.24)	(0.08)	(0.21)	(0.30)	(0.45)	(0.30)	(0.24)
Net Realized Gains	—	—	—	—	—	—	(0.15)	—	—	—	—	—

Total Distributions	(0.09)	(0.23)	(0.35)	(0.48)	(0.31)	(0.24)	(0.23)	(0.21)	(0.30)	(0.45)	(0.30)	(0.24)

Net Asset Value, End of Period	$10.13	$10.03	$9.84	$9.95	$9.94	$9.82	$10.07	$10.10	$9.80	$9.89	$9.87	$9.75

Total Return	1.89%	4.31%	2.46	%(C)	5.03%	4.47%	1.65%	1.98%	5.21%	2.13	%(C)	4.85%	4.42%	1.67%

Net Assets, End of Period (thousands)	$89,264	$77,398	$84,065	$96,442	$86,082	$80,199	$173,724	$136,508	$133,785	$110,338	$72,948	$68,708
Ratio of Expenses to Average Net Assets	0.31%	0.34%	0.31	%(B)	0.31%	0.31%	0.36%	0.29%	0.31%	0.30	%(B)	0.31%	0.32%	0.37%
Ratio of Net Investment Income to Average Net Assets	0.82%	1.92%	3.04	%(B)	4.94%	3.57%	2.72%	0.72%	1.76%	2.69	%(B)	4.66%	3.45%	2.67%
Portfolio Turnover Rate	113%	77%	20	%(C)	22%	15%	48%	166%	112%	7	%(C)	0%	29%	44%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

17

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which three (the “Portfolios”) are presented in this report.

LWAS/DFA U.S. High Book to Market Portfolio (“Feeder Fund”) primarily invests its assets in The U.S. Large Cap Value Series (the “Series”), a corresponding Series of The DFA Investment Trust Company. At October 31, 2010, the Portfolio owned 1% of the Series.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701 -3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the fund is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.     Security Valuation:     The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•      Level 1 – quoted prices in active markets for identical securities

•      Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•      Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Debt securities held by LWAS/DFA Two-Year Fixed Income Portfolio and LWAS/DFA Two-Year Government Portfolio are valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These valuations are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is

18

calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

LWAS/DFA U.S. High Book to Market Portfolio’s investment reflects its proportionate interest in the net assets of The U.S. Large Cap Value Series. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed at the end of the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolios did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.     Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two- Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

3.     Other:    LWAS/DFA U.S. High Book to Market Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from The U.S. Large Cap Value Series, which is treated as a partnership for federal income tax purposes. Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to the Portfolios are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Feeder Fund, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the two Portfolios, other than the Feeder Fund. For the year ended October 31, 2010, the Portfolios’ administrative services fees or investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

19

	Administrative Services Fees	Advisory Services Fees
LWAS/DFA U.S. High Book to Market Portfolio	0.01%	—
LWAS/DFA Two-Year Fixed Income Portfolio	—	0.15%
LWAS/DFA Two-Year Government Portfolio	—	0.15%

In addition, pursuant to a Client Service Agreement with LWI Financial Inc. (“LWIF”), the Portfolios pay fees to LWIF at the following effective annual rates of their average daily net assets:

Shareholder Servicing Fees
LWAS/DFA U.S. High Book to Market Portfolio	0.15%
LWAS/DFA Two-Year Fixed Income Portfolio	0.08%
LWAS/DFA Two-Year Government Portfolio	0.08%

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund to the CCO were $29 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

LWAS/DFA U.S. High Book to Market Portfolio	$2
LWAS/DFA Two-Year Fixed Income Portfolio	2
LWAS/DFA Two-Year Government Portfolio	4

E. Purchases and Sales of Securities:

For the year ended October 31, 2010, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
LWAS/DFA Two-Year Fixed Income Portfolio	$75,173	$72,693	$28,668	$18,960
LWAS/DFA Two-Year Government Portfolio	288,821	251,316	—	—

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010, primarily attributable to the recharacterizations

20

of partnership income from net investment income to capital gain and were reclassified to the following accounts. These reclassifications had no effect on net asset value per share (amounts in thousands):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)

LWAS/DFA U.S. High Book to Market Portfolio	—	—

The tax character of dividends and distributions declared and paid during the years ended October 31, 2009 and October 31, 2010 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
LWAS/DFA U.S. High Book to Market Portfolio
2009	$1,505	—	$1,505
2010	1,187	—	1,187
LWAS/DFA Two-Year Fixed Income Portfolio
2009	1,709	—	1,709
2010	714	—	714
LWAS/DFA Two-Year Government Portfolio
2009	2,630	—	2,630
2010	2,140	$1,081	3,221

At October 31, 2010, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings Accumulated (Losses)
LWAS/DFA U.S. High Book to Market Portfolio	$ 170	—	$(10,671)	$(10,501)
LWAS/DFA Two-Year Fixed Income Portfolio	447	$ 81	—	528
LWAS/DFA Two-Year Government Portfolio	2,052	111	—	2,163

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2010, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on October 31,
	2013	2014	2015	2016	2017	Total
LWAS/DFA U.S. High Book to Market Portfolio	—	—	—	—	$10,671	$10,671

21

During the year ended October 31, 2010, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

LWAS/DFA U.S. High Book to Market Portfolio	$5,618
LWAS/DFA Two-Year Fixed Income Portfolio	320

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
LWAS/DFA U.S. High Book to Market Portfolio	$ 51,744	$16,881	$(1,302)	$15,579
LWAS/DFA Two-Year Fixed Income Portfolio	88,014	631	42	673
LWAS/DFA Two-Year Government Portfolio	171,751	963	—	963

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed each Portfolios’ tax positions and has concluded that no provision for income tax is required in any Portfolios’ financial statements. No Portfolio is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701 -3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date. As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008.

G. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the Financial Statements and concentrations of credit and market risk. The instruments and its significant corresponding risks are described below:

1. Repurchase Agreements:   LWAS/DFA Two-Year Fixed Income Portfolio and LWAS/DFA Two-Year Government Portfolio may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

22

H. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011. There were no borrowings by the Portfolios under this line of credit during the year ended October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011. There were no borrowings by the Portfolios under this line of credit during the year ended October 31, 2010.

I. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

K. Other:

At October 31, 2010, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders is an omnibus account, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
LWAS/DFA U.S. High Book to Market Portfolio	2	98%
LWAS/DFA Two-Year Fixed Income Portfolio	3	100%
LWAS/DFA Two-Year Government Portfolio	2	93%

23

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

L. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

A class action complaint (the “Complaint”) has been filed in the bankruptcy case of the Tribune Company (the “Tribune”) in the United States Bankruptcy Court for the District of Delaware. The Complaint is against The U.S. Large Cap Value Series and all other Tribune shareholders as a group, which includes hundreds of mutual funds, institutional investors and others who sold shares of Tribune in 2007 when the Tribune became private in a leveraged buyout transaction (the “LBO Transaction”). The U.S. Large Cap Value Series, and all shareholders who participated in the LBO Transaction, received cash in the amount of $34 per share. The Complaint alleges that this transfer violated the rights of creditors and that the cash paid to shareholders in connection with the LBO Transaction should be paid back to the Tribune’s bankruptcy estate and used to pay creditors.

Litigation counsel to The U.S. Large Cap Value Series does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the lawsuit or quantify the potential ultimate exposure to The U.S. Large Cap Value Series. However, even if the plaintiff in the lawsuit were to obtain the recovery it seeks, the amount would be less than 1% of The U.S. Large Cap Value Series’ net asset value at this time. The U.S. Large Cap Value Series’ litigation counsel does not believe at this time that recovery of the full amount the plaintiff seeks is a likely outcome.

Since The U.S. Large Cap Value Series cannot predict with reasonable specificity what the actual outcome of the lawsuit may be or what the size of The U.S. Large Cap Value Series might be at the time the outcome of the lawsuit may be determined, no deduction from the net asset value of The U.S. Large Cap Value Series will be made at this time. Therefore, at this time, those buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on net asset value of The U.S. Large Cap Value Series, with no deduction relating to the lawsuit. The attorneys’ fees and costs relating to the lawsuit will be taken as expenses by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LWAS/DFA U.S. High Book to Market Portfolio, LWAS/DFA Two-Year Fixed Income Portfolio and LWAS/DFA Two-Year Government Portfolio (constituting portfolios within Dimensional Investment Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian, and by correspondence with the transfer agents of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

25

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHART

26

DFA INVESTMENT DIMENSIONS GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010, was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61% .

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010	U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Value Index	6.38%
MSCI World ex USA Growth Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Master-Feeder Structure

The Portfolio described below, called a “Feeder Fund”, does not buy individual securities directly; instead, the Portfolio invests in a corresponding fund called a “Master Fund”. The Master Fund, in turn, purchases stocks and/or other securities.

27

International Equity Portfolio Performance Overview

LWAS/DFA International High Book to Market Portfolio

The LWAS/DFA International High Book to Market Portfolio seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track any specific equity index. As of October 31, 2010, the Master Fund held 528 stocks in 23 developed countries. In general the Master Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2010, total returns were 10.85% for the Portfolio and 9.61% for the MSCI World ex USA Index (net dividends). The MSCI Standard benchmarks indicate that on the whole, growth stocks outperformed value stocks in international developed markets during the period. However, stocks in the deeper value segment of the market outperformed growth stocks on average. The Master Fund’s greater allocation than the Index to these deeper value stocks contributed to relative performance. An additional component of the Portfolio’s outperformance is due to differences in valuation timing and methodology between the Master Fund and the Index. The Master Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Master Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

28

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

	Six Months Ended October 31, 2010
EXPENSE TABLE
	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,062.30	0.50%	$2.60
Hypothetical 5% Annual Return	$1,000.00	$1,022.68	0.50%	$2.55

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

29

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund’s holdings which reflect the investments by country.

Affiliated Investment Company	100.0%

30

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULE OF INVESTMENTS

October 31, 2010

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust Company	$85,907,450

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $64,284,483)	$85,907,450

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$85,907,450	—	—	$85,907,450

See accompanying Notes to Financial Statements.

31

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The DFA International Value Series of The DFA Investment Trust Company (Affiliated Investment Company) at Value	$85,907
Prepaid Expenses and Other Assets	7

Total Assets	85,914

LIABILITIES:
Payables:
Due to Advisor	1
Accrued Expenses and Other Liabilities	21

Total Liabilities	22

NET ASSETS	$85,892

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	8,276,191

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.38

Investment in Affiliated Investment Company at Cost	$64,284

NET ASSETS CONSIST OF:
Paid-In Capital	$58,976
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	233
Accumulated Net Realized Gain (Loss)	5,045
Net Unrealized Foreign Exchange Gain (Loss)	15
Net Unrealized Appreciation (Depreciation)	21,623

NET ASSETS	$85,892

(1) NUMBER OF SHARES AUTHORIZED	200,000,000

See accompanying Notes to Financial Statements.

32

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $198)	$2,195
Interest	1
Income from Securities Lending	109
Expenses Allocated from Affiliated Investment Company	(195)

Total Investment Income	2,110

Expenses
Administrative Services Fees	8
Accounting & Transfer Agent Fees	14
Shareholder Servicing Fees	157
Filing Fees	18
Shareholders’ Reports	11
Directors’/Trustees’ Fees & Expenses	1
Professional Fees	4
Other	1

Total Expenses	214

Net Investment Income (Loss)	1,896

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	5,051
Foreign Currency Transactions	(4)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,473
Translation of Foreign Currency Denominated Amounts	12

Net Realized and Unrealized Gain (Loss)	6,532

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,428

Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

33

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,896	$2,221
Net Realized Gain (Loss) on:
Investment Securities Sold	5,051	504
Futures	—	(2)
Foreign Currency Transactions	(4)	54
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,473	19,636
Translation of Foreign Currency Denominated Amounts	12	3

Net Increase (Decrease) in Net Assets Resulting from Operations	8,428	22,416

Distributions From:
Net Investment Income	(1,911)	(2,264)
Net Short-Term Gains	(509)	—
Net Long-Term Gains	—	(26,436)

Total Distributions	(2,420)	(28,700)

Capital Share Transactions (1):
Shares Issued	7,805	17,247
Shares Issued in Lieu of Cash Distributions	2,054	25,369
Shares Redeemed	(15,479)	(35,147)

Net Increase (Decrease) from Capital Share Transactions	(5,620)	7,469

Total Increase (Decrease) in Net Assets	388	1,185
Net Assets
Beginning of Period	85,504	84,319

End of Period	$85,892	$85,504

(1) Shares Issued and Redeemed:
Shares Issued	805	2,238
Shares Issued in Lieu of Cash Distributions	226	3,560
Shares Redeemed	(1,609)	(4,341)

Net Increase (Decrease) from Shares Issued and Redeemed	(578)	1,457

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$233	$252

See accompanying Notes to Financial Statements.

34

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Net Asset Value, Beginning of Period	$9.66	$11.40	$24.32	$21.89	$17.49	$15.93

Income from Investment Operations
Net Investment Income (Loss)	0.22	(A)	0.25	(A)	0.66	(A)	0.65	(A)	0.61	(A)	0.48
Net Gains (Losses) on Securities (Realized and Unrealized)	0.79	2.14	(11.36)	2.98	5.23	1.87

Total from Investment Operations	1.01	2.39	(10.70)	3.63	5.84	2.35

Less Distributions
Net Investment Income	(0.23)	(0.27)	(0.70)	(0.58)	(0.63)	(0.43)
Net Realized Gains	(0.06)	(3.86)	(1.52)	(0.62)	(0.81)	(0.36)

Total Distributions	(0.29)	(4.13)	(2.22)	(1.20)	(1.44)	(0.79)

Net Asset Value, End of Period	$10.38	$9.66	$11.40	$24.32	$21.89	$17.49

Total Return	10.85%	34.92%	(47.99	)%(C)	17.05%	35.40%	15.32%

Net Assets, End of Period (thousands)	$85,892	$85,504	$84,319	$185,239	$179,984	$138,782
Ratio of Expenses to Average Net Assets (D)	0.50%	0.52%	0.47	%(B)	0.46%	0.47%	0.50%
Ratio of Net Investment Income to Average Net Assets	2.29%	2.99%	3.74	%(B)	2.76%	3.14%	2.88%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

35

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifty-eight operational portfolios, of which LWAS/DFA International High Book to Market Portfolio (“the Portfolio”) is presented in this report.

The Portfolio primarily invests its assets in The DFA International Value Series (the “Series”), a corresponding series of The DFA Investment Trust Company. At October 31, 2010, the Portfolio owned 1% of the Series.

On November 1, 2008, The DFAInternational Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701 -3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Portfolio utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio’s investment reflects its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolio’s investments is disclosed at the end of the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

36

2.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses. At October 31, 2010, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $2 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

3.    Other:    The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and foreign currency from The DFA International Value Series, which is treated as a partnership for federal income tax purposes. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments or as a realized gain, respectively. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended October 31, 2010, the Portfolio’s administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.01% of average daily net assets of the Portfolio.

In addition, pursuant to a Client Service Agreement with LWI Financial Inc. (“LWIF”), the Portfolio pays a Shareholder Servicing fee to LWIF at the effective annual rate of 0.19% of its average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund to the CCO were $211 (in thousands). The total related amount paid by the Portfolio is included in Other Expenses on the Statement of Operations.

37

D. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent they are charged, or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010, primarily attributable to the reclassification of foreign currency gains to net investment income for income tax purposes were reclassified to the following accounts. These reclassifications had no effect on net asset value per share (amounts in thousands):

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$(4)	$4

The tax character of dividends and distributions declared and paid during the years ended October 31, 2009 and October 31, 2010 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gain	Total
2009	$2,267	$26,433	$28,700
2010	2,420	—	2,420

At October 31, 2010, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings (Accumulated Losses)
$535	$4,749	$5,284

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2010, the Portfolio had no capital loss carryforwards available to offset future realized capital gains.

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$64,287	$24,883	$(3,263)	$21,620

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed each

38

Portfolios’ tax positions and has concluded that no provision for income tax is required in any Portfolios’ financial statements. No Portfolio is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701 -3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

E. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2010.

F. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB

39

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

H. Other:

At October 31, 2010, two shareholders held approximately 98% of the outstanding shares of the Portfolio. One or more of the shareholders is an omnibus account, which typically hold shares for the benefit of several other underlying investors.

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

I. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of LWAS/DFA International High Book to Market Portfolio and

Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LWAS/DFA International High Book to Market Portfolio (one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolio”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

41

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

The U.S. Large Cap Value Series vs. Russell 1000® Value Index
October 31, 2000-October 31, 2010

Growth of $10,000
The U.S. Large Cap Value Series
Russell 1000® Value Index
$30,000
$20,000
$10,000
$0
10/00
2002
2003
2004
2005
2006
2007
2008
2009
2010
10/10
$16,534
$12,979

Average Annual Total Return	One Year	Five Years	Ten Years
	19.96%	0.86%	5.16%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The DFA International Value Series vs. MSCI World ex USA Index (net dividends)
October 31, 2000-October 31, 2010

Growth of $10,000
The DFA International Value Series
MSCI World ex USA Index (net dividends)
$30,000
$20,000
$10,000
$0
10/00
2002
2003
2004
2005
2006
2007
2008
2009
2010
10/10
$21,905
$14,182

Average Annual Total Return	One Year	Five Years	Ten Years
	11.13%	4.92%	8.16%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2010, all rights reserved.

42

THE DFA INVESTMENT TRUST COMPANY

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34% . Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell® 1000 Growth Index outperformed those represented by the Rus-sell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35% . Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2010

Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010

Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the U.S. Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the

43

“Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Domestic Equity Series’ Performance Overview

The U.S. Large Cap Value Series

The U.S. Large Cap Value Series seeks to capture the returns of U.S. large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Series held 211 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2010, total returns were 19.96% for the Series and 15.72% for the Russell 1000® Value Index. Relative to the Index, the Series’ higher concentration in securities with the most prominent value characteristics and composition differences among the Series’ value stocks added approximately 4.2% to the relative performance. Differences in allocation and composition between the Series and the Index across the market capitalization segments contributed to the outperformance, particularly the Series’ smaller allocation to the largest stocks and the composition of those stocks which added approximately 2.9% to the relative performance. The Series’ exclusion of REITs had a negative impact of approximately 0.7% relative to the Index as REITs was the best-performing sector over the period.

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010, was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61% .

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Growth Index	6.38%
MSCI World ex USA Value Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%
France	11.80%	5.31%

44

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

International Equity Series’ Performance Overview

The DFA International Value Series

The International Value Series seeks to capture the returns of international large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track any specific equity index. As of October 31, 2010, the Series held 528 stocks in 23 developed countries. In general the portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2010, total returns were 11.13% for the Series and 9.61% for the MSCI World ex USA Index (net dividends). The MSCI Standard benchmarks indicate that on the whole, growth stocks outperformed value stocks in international developed markets during the period. However, stocks in the deeper value segment of the market outperformed growth stocks on average. The Series’ greater allocation than the Index to these deeper value stocks contributed to relative performance. An additional component of the Series’ outperformance was due to differences in valuation timing and methodology between the Portfolio and the Index. The Series prices foreign exchange rates at the closing of U.S. markets, while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets, while the Index uses local market closing prices.

45

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

EXPENSE TABLES	Six Months Ended October 31, 2010

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$ 975.20	0.11%	$0.55
Hypothetical 5% Annual Return	$1,000.00	$1,024.65	0.11%	$0.56

The DFA International Value Series
Actual Fund Return	$1,000.00	$1,063.80	0.24%	$1.25
Hypothetical 5% Annual Return	$1,000.00	$1,024.00	0.24%	$1.22

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

46

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31.The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

The U.S. Large Cap Value Series
Consumer Discretionary	18.2%
Consumer Staples	7.8%
Energy	15.5%
Financials	21.4%
Health Care	8.9%
Industrials	14.1%
Information Technology	3.3%
Materials	3.4%
Telecommunication Services	6.2%
Utilities	1.2%

100.0%

The DFA International Value Series
Consumer Discretionary	15.8%
Consumer Staples	6.0%
Energy	10.1%
Financials	31.6%
Health Care	1.2%
Industrials	10.2%
Information Technology	3.6%
Materials	11.7%
Other	—
Telecommunication Services	7.6%
Utilities	2.2%

100.0%

47

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (90.0%)
Consumer Discretionary — (16.4%)
#*Carnival Corp.	2,792,987	$120,573,249	1.4%
CBS Corp. Class B	3,870,469	65,527,040	0.7%
#*Comcast Corp. Class A	11,535,742	237,405,570	2.7%
Comcast Corp. Special Class A	3,843,964	74,303,824	0.8%
#*Liberty Media Corp. Interactive Class A	3,585,265	52,918,511	0.6%
#*News Corp. Class A	8,601,307	124,374,899	1.4%
#News Corp. Class B	3,247,295	52,216,504	0.6%
*Time Warner Cable, Inc.	2,004,056	115,974,721	1.3%
*Time Warner, Inc.	6,251,359	203,231,681	2.3%
#Walt Disney Co. (The)	3,195,385	115,385,352	1.3%
Other Securities		436,691,700	5.0%

Total Consumer Discretionary		1,598,603,051	18.1%

Consumer Staples — (7.0%)
*Archer-Daniels-Midland Co.	2,712,432	90,378,234	1.0%
#*CVS Caremark Corp.	6,345,280	191,119,834	2.2%
#Kraft Foods, Inc.	5,204,766	167,957,799	1.9%
Other Securities		236,916,702	2.7%

Total Consumer Staples		686,372,569	7.8%

Energy — (14.0%)
#*Anadarko Petroleum Corp.	2,760,568	169,968,172	1.9%
#Chesapeake Energy Corp.	3,103,882	67,354,239	0.8%
*Chevron Corp.	999,295	82,551,760	0.9%
#*ConocoPhillips	5,935,876	352,591,034	4.0%
Hess Corp.	1,348,669	85,006,607	1.0%
*Marathon Oil Corp.	3,475,819	123,634,882	1.4%
National-Oilwell, Inc.	1,945,893	104,611,208	1.2%
*Valero Energy Corp.	2,637,648	47,345,782	0.5%
Other Securities		333,750,889	3.8%

Total Energy		1,366,814,573	15.5%

Financials — (19.2%)
*Bank of America Corp.	19,776,300	226,240,872	2.6%
#*Capital One Financial Corp.	2,303,387	85,847,234	1.0%
*Citigroup, Inc.	66,697,025	278,126,594	3.1%
CME Group, Inc.	293,931	85,137,114	1.0%
#*Hartford Financial Services Group, Inc.	1,998,882	47,933,190	0.5%
*Loews Corp.	2,592,160	102,338,477	1.2%
#*MetLife, Inc.	4,397,300	177,343,109	2.0%
*Morgan Stanley	2,707,152	67,326,870	0.8%
#*Prudential Financial, Inc.	2,043,858	107,466,054	1.2%
#*SunTrust Banks, Inc.	2,311,090	57,823,472	0.7%
#Travelers Cos., Inc. (The)	1,196,594	66,051,989	0.7%
Other Securities		576,347,243	6.5%

Total Financials		1,877,982,218	21.3%

Health Care — (8.0%)
*Aetna, Inc.	1,935,699	57,799,972	0.7%
*Pfizer, Inc.	10,541,551	183,422,987	2.1%
*Thermo Fisher Scientific, Inc.	1,915,352	98,487,400	1.1%
#UnitedHealth Group, Inc.	2,647,609	95,446,304	1.1%
*WellPoint, Inc.	2,580,122	140,203,829	1.6%
Other Securities		205,647,709	2.3%

Total Health Care		781,008,201	8.9%

48

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (12.7%)
*CSX Corp.	2,287,204	$140,548,686	1.6%
General Electric Co.	19,264,818	308,622,384	3.5%
*Norfolk Southern Corp.	2,186,220	134,430,668	1.5%
#*Northrop Grumman Corp.	1,926,678	121,785,316	1.4%
*Southwest Airlines Co.	4,316,432	59,394,104	0.7%
*Union Pacific Corp.	2,835,808	248,643,645	2.8%
Other Securities		224,330,398	2.5%

Total Industrials		1,237,755,201	14.0%

Information Technology — (2.9%)
Other Securities		287,523,914	3.3%

Materials — (3.1%)
#*Alcoa, Inc.	5,082,514	66,733,409	0.7%
*International Paper Co.	2,298,491	58,105,852	0.7%
Other Securities		178,601,082	2.0%

Total Materials		303,440,343	3.4%

Telecommunication Services — (5.6%)
*AT&T, Inc.	11,515,790	328,200,015	3.7%
#*CenturyLink, Inc.	1,178,012	48,746,137	0.6%
*Sprint Nextel Corp.	13,734,331	56,585,444	0.6%
*Verizon Communications, Inc.	2,096,010	68,057,445	0.8%
Other Securities		43,693,274	0.5%

Total Telecommunication Services		545,282,315	6.2%

Utilities — (1.1%)
*Public Service Enterprise Group, Inc.	1,668,763	53,984,483	0.6%
Other Securities		51,447,310	0.6%

Total Utilities		105,431,793	1.2%

TOTAL COMMON STOCKS		8,790,214,178	99.7%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	32,140,674	32,140,674	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (9.7%)
§@DFA Short Term Investment Fund	936,367,625	936,367,625	10.6%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $4,388,158 FNMA 3.500%, 10/01/20, valued at $4,590,901) to be repurchased at $4,457,270	$4,457	4,457,185	0.1%

TOTAL SECURITIES LENDING COLLATERAL		940,824,810	10.7%

TOTAL INVESTMENTS — (100.0%) (Cost $7,923,085,138)		$9,763,179,662	110.7%

49

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,598,603,051	—	—	$1,598,603,051
Consumer Staples	686,372,569	—	—	686,372,569
Energy	1,366,814,573	—	—	1,366,814,573
Financials	1,877,982,218	—	—	1,877,982,218
Health Care	781,008,201	—	—	781,008,201
Industrials	1,237,755,201	—	—	1,237,755,201
Information Technology	287,523,914	—	—	287,523,914
Materials	303,440,343	—	—	303,440,343
Telecommunication Services	545,282,315	—	—	545,282,315
Utilities	105,431,793	—	—	105,431,793
Temporary Cash Investments	32,140,674	—	—	32,140,674
Securities Lending Collateral	—	$940,824,810	—	940,824,810

TOTAL	$8,822,354,852	$940,824,810	—	$9,763,179,662

See accompanying Notes to Financial Statements.

50

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.2%)
AUSTRALIA — (5.0%)
Australia & New Zealand Banking Group, Ltd.	2,206,006	$53,819,204	0.8%
#National Australia Bank, Ltd.	2,107,947	52,758,343	0.8%
Wesfarmers, Ltd.	2,331,991	75,875,057	1.1%
Other Securities		224,889,210	3.2%

TOTAL AUSTRALIA		407,341,814	5.9%

AUSTRIA — (0.4%)
Other Securities		29,957,894	0.4%

BELGIUM — (0.6%)
Other Securities		46,661,837	0.7%

CANADA — (9.6%)
#Encana Corp	2,051,015	57,936,800	0.9%
#Sun Life Financial, Inc.	1,367,335	38,691,331	0.6%
#Suncor Energy, Inc.	2,191,586	70,223,581	1.0%
#Talisman Energy, Inc.	2,353,184	42,661,410	0.6%
Teck Resources, Ltd. Class B	1,418,230	63,409,440	0.9%
#Thomson Reuters Corp.	1,832,184	69,971,141	1.0%
#TransCanada Corp.	1,941,948	71,725,837	1.0%
Other Securities		358,917,190	5.2%

TOTAL CANADA		773,536,730	11.2%

DENMARK — (1.3%)
Other Securities		108,243,005	1.6%

FINLAND — (0.8%)
Other Securities		61,678,555	0.9%

FRANCE — (7.0%)
AXA SA	2,818,397	51,399,167	0.8%
BNP Paribas SA	607,569	44,441,191	0.6%
Cie de Saint-Gobain SA	875,747	41,144,800	0.6%
GDF Suez SA	1,019,150	40,722,357	0.6%
Societe Generale Paris SA	1,074,333	64,422,284	0.9%
Vivendi SA	2,798,643	79,971,735	1.2%
Other Securities		244,435,064	3.5%

TOTAL FRANCE		566,536,598	8.2%

GERMANY — (7.9%)
Allianz SE	481,474	60,300,624	0.9%
Bayerische Motoren Werke AG	915,762	65,634,885	1.0%
*Daimler AG	2,088,586	138,020,977	2.0%
Deutsche Bank AG	987,090	56,862,241	0.8%
Deutsche Telekom AG	2,852,483	41,282,568	0.6%
#Deutsche Telekom AG Sponsored ADR	3,099,741	44,667,268	0.6%
Munchener Rueckversicherungs-Gesellschaft AG	412,644	64,496,557	0.9%
Other Securities		169,733,757	2.5%

TOTAL GERMANY		640,998,877	9.3%

GREECE — (0.1%)
Other Securities		8,298,682	0.1%

HONG KONG — (1.5%)
Hutchison Whampoa, Ltd.	5,621,000	55,586,897	0.8%
Other Securities		65,265,505	0.9%

TOTAL HONG KONG		120,852,402	1.7%

51

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (0.1%)
Other Securities		$4,941,532	0.1%

ISRAEL — (0.4%)
Other Securities		29,466,537	0.4%

ITALY — (1.8%)
Intesa Sanpaolo SpA	10,656,633	37,481,113	0.5%
#UniCredit SpA	15,858,749	41,344,820	0.6%
Other Securities		69,762,927	1.0%

TOTAL ITALY		148,588,860	2.1%

JAPAN — (17.3%)
FUJIFILM Holdings Corp.	1,327,000	44,270,853	0.6%
#Nissan Motor Co., Ltd.	4,831,600	42,464,027	0.6%
#Sony Corp. Sponsored ADR	1,801,665	60,968,344	0.9%
#Sumitomo Corp.	3,241,900	41,045,075	0.6%
Other Securities		1,210,511,398	17.5%

TOTAL JAPAN		1,399,259,697	20.2%

MALAYSIA — (0.0%)
Other Securities		—	0.0%

NETHERLANDS — (3.3%)
#ArcelorMittal NV	2,446,831	79,175,937	1.2%
*ING Groep NV	3,356,113	35,906,230	0.5%
Koninklijke Philips Electronics NV	2,087,065	63,660,707	0.9%
Other Securities		84,238,184	1.2%

TOTAL NETHERLANDS		262,981,058	3.8%

NEW ZEALAND — (0.1%)
Other Securities		4,293,061	0.1%

NORWAY — (1.0%)
Other Securities		84,129,497	1.2%

PORTUGAL — (0.1%)
Other Securities		8,195,419	0.1%

SINGAPORE — (1.4%)
Other Securities		109,763,918	1.6%

SPAIN — (2.1%)
#Repsol YPF SA Sponsored ADR	1,432,181	39,657,092	0.6%
Other Securities		130,802,294	1.9%

TOTAL SPAIN		170,459,386	2.5%

SWEDEN — (2.6%)
#Nordea Bank AB	5,498,608	60,543,289	0.9%
Other Securities		150,105,334	2.1%

TOTAL SWEDEN		210,648,623	3.0%

SWITZERLAND — (5.7%)
Compagnie Financiere Richemont SA Series A	897,817	44,781,503	0.6%
Credit Suisse Group AG	1,085,706	44,946,721	0.7%
#Holcim, Ltd. AG	739,477	46,066,677	0.7%
Swiss Reinsurance Co., Ltd. AG	931,611	44,761,229	0.6%
#*UBS AG	3,710,052	63,024,671	0.9%
Zurich Financial Services AG	322,634	78,954,165	1.1%
Other Securities		141,879,887	2.1%

TOTAL SWITZERLAND		464,414,853	6.7%

52

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (15.1%)
Aviva P.L.C.	7,396,866	$ 47,172,407	0.7%
#Barclays P.L.C. Sponsored ADR	4,180,831	73,791,667	1.1%
International Power P.L.C.	6,483,180	43,257,401	0.6%
Kingfisher P.L.C.	10,285,817	39,184,977	0.6%
#Royal Dutch Shell P.L.C. ADR	3,170,896	203,952,031	2.9%
Vodafone Group P.L.C.	34,976,333	95,611,963	1.4%
#Vodafone Group P.L.C. Sponsored ADR	8,066,329	221,904,711	3.2%
William Morrison Supermarkets P.L.C.	8,127,143	38,248,483	0.5%
Xstrata P.L.C.	3,843,909	74,469,535	1.1%
Other Securities		384,330,100	5.6%

TOTAL UNITED KINGDOM		1,221,923,275	17.7%

TOTAL COMMON STOCKS		6,883,172,110	99.5%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $21,850,000 FHLMC 4.00%, 12/15/38, valued at $20,355,375) to be repurchased at $19,298,306	$19,298	19,298,000	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.6%)
§@DFA Short Term Investment Fund	1,175,802,100	1,175,802,100	17.0%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $3,305,966)## to be repurchased at $3,241,202	$3,241	3,241,143	0.0%

TOTAL SECURITIES LENDING COLLATERAL		1,179,043,243	17.0%

TOTAL INVESTMENTS — (100.0%)
(Cost $6,502,731,182)		$8,081,513,353	116.8%

53

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$5,383,963	$401,957,851	—	$407,341,814
Austria	—	29,957,894	—	29,957,894
Belgium	3,727,334	42,934,503	—	46,661,837
Canada	773,536,730	—	—	773,536,730
Denmark	—	108,243,005	—	108,243,005
Finland	2,054,844	59,623,711	—	61,678,555
France	11,057,872	555,478,726	—	566,536,598
Germany	104,531,048	536,467,829	—	640,998,877
Greece	1,399,460	6,899,222	—	8,298,682
Hong Kong	—	120,852,402	—	120,852,402
Ireland	4,941,532	—	—	4,941,532
Israel	3,608,246	25,858,291	—	29,466,537
Italy	28,604,870	119,983,990	—	148,588,860
Japan	134,121,326	1,265,138,371	—	1,399,259,697
Malaysia	—	—	—	—
Netherlands	17,912,213	245,068,845	—	262,981,058
New Zealand	—	4,293,061	—	4,293,061
Norway	367,187	83,762,310	—	84,129,497
Portugal	—	8,195,419	—	8,195,419
Singapore	—	109,763,918	—	109,763,918
Spain	55,573,325	114,886,061	—	170,459,386
Sweden	10,464,260	200,184,363	—	210,648,623
Switzerland	50,892,561	413,522,292	—	464,414,853
United Kingdom	579,019,350	642,903,925	—	1,221,923,275
Temporary Cash Investments	—	19,298,000	—	19,298,000
Securities Lending Collateral	—	1,179,043,243	—	1,179,043,243

TOTAL	$1,787,196,121	$6,294,317,232	—	$8,081,513,353

See accompanying Notes to Financial Statements.

54

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands)

	The U.S. Large Cap Value Series	The DFA International Value Series
ASSETS:
Investments at Value (including $907,199 and $1,113,371 of securities on loan, respectively)	$8,790,214	$6,883,172
Temporary Cash Investments at Value & Cost	32,141	19,298
Collateral Received from Securities on Loan at Value & Cost	940,825	1,179,043
Foreign Currencies at Value	—	5,268
Cash	—	15
Receivables:
Investment Securities Sold	22,909	—
Dividends, Interest and Tax Reclaims	10,683	17,428
Securities Lending Income	552	314
Fund Shares Sold	—	817
Unrealized Gain on Foreign Currency Contracts	—	54

Total Assets	9,797,324	8,105,409

LIABILITIES:
Payables:
Upon Return of Securities Loaned	940,825	1,179,043
Investment Securities Purchased	34,042	4,564
Fund Shares Redeemed	4,926	403
Due to Advisor	725	1,168
Accrued Expenses and Other Liabilities	406	598

Total Liabilities	980,924	1,185,776

NET ASSETS	$8,816,400	$6,919,633

Investments at Cost	$6,950,120	$5,304,390

Foreign Currencies at Cost	$—	$5,262

See accompanying Notes to Financial Statements.

55

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	The U.S. Large Cap Value Series	The DFA International Value Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0 and $15,467 respectively)	$172,913	$171,182
Interest	42	37
Income from Securities Lending	3,974	8,478

Total Investment Income	176,929	179,697

Expenses
Investment Advisory Services Fees	8,301	12,890
Accounting & Transfer Agent Fees	827	651
Custodian Fees	92	1,256
Shareholders’ Reports	49	38
Directors’/Trustees’ Fees & Expenses	78	62
Professional Fees	162	188
Other	74	130

Total Expenses	9,583	15,215

Net Investment Income (Loss)	167,346	164,482

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	638,095	360,748
Foreign Currency Transactions	—	(156)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	678,724	182,952
Translation of Foreign Currency Denominated Amounts	—	537

Net Realized and Unrealized Gain (Loss)	1,316,819	544,081

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,484,165	$708,563

See accompanying Notes to Financial Statements.

56

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The U.S. Large Cap Value Series		The DFA International Value Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$167,346	$155,080	$164,482	$161,170
Net Realized Gain (Loss) on:
Investment Securities Sold	638,095	(122,113)	360,748	63,984
Futures	—	7,204	—	(1,125)
Foreign Currency Transactions	—	—	(156)	3,828
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	678,724	1,161,370	182,952	1,395,836
Futures	—	(29)	—	—
Translation of Foreign Currency Denominated Amounts	—	—	537	240

Net Increase (Decrease) in Net Assets Resulting from Operations	1,484,165	1,201,512	708,563	1,623,933

Transactions in Interest:
Contributions	512,765	734,173	611,794	449,410
Withdrawals	(688,930)	(1,166,648)	(592,688)	(581,716)

Net Increase (Decrease) from Transactions in Interest	(176,165)	(432,475)	19,106	(132,306)

Total Increase (Decrease) in Net Assets	1,308,000	769,037	727,669	1,491,627
Net Assets
Beginning of Period	7,508,400	6,739,363	6,191,964	4,700,337

End of Period	$8,816,400	$7,508,400	$6,919,633	$6,191,964

See accompanying Notes to Financial Statements.

57

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The U.S. Large Cap Value Series†							The DFA International Value Series†
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	19.96%	11.90%	(36.53	)%(C)	(0.32)%	18.16%	14.66%	11.13%	35.41%	(47.87	)%(C)	17.32%	35.73%	15.61%

Net Assets, End of Period (thousands)	$8,816,400	$7,508,400	$6,739,363		$10,159,322	$8,866,306	$5,831,587	$6,919,633	$6,191,964	$4,700,337		$9,638,721	$7,457,252	$4,367,698
Ratio of Expenses to Average Net Assets	0.12%	0.13%	0.11	%(B)	0.11%	0.12%	0.14%	0.24%	0.24%	0.23	%(B)	0.23%	0.23%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.02%	2.42%	1.97	%(B)	1.44%	1.68%	1.56%	2.55%	3.22%	4.15	%(B)	3.04%	3.29%	2.71%
Portfolio Turnover Rate	28%	29%	19	%(C)	9%	13%	9%	20%	18%	16	%(C)	16%	8%	10%

See page 1 for the Definitions of Abbreviations and Footnotes.

† See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

58

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve investment portfolios, of which two (the “Series”) are presented in this report.

Effective December 31, 2008, The U.S. Large Cap Value Series and on November 1, 2008, The DFA International Value Series, each a master fund in a RIC/RIC master-feeder structure, elected with the consent of their respective Holder(s) to change their U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701 -3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. Each Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.     Security Valuation:     The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•     Level 1 – quoted prices in active markets for identical securities

•     Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•     Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When

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fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The DFA International Value Series (the “International Series”) will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally 1:00 p.m. PT) and the time that the net asset value of the International Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Series prices its shares at the close of the NYSE, the International Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Series’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the International Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the International Series. When the International Series uses fair value pricing, the values assigned to the International Series’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Series did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.     Foreign Currency Translation:     Securities and other assets and liabilities of The DFA International Value Series whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates, and exchange gains or losses are realized upon ultimate receipt or disbursement.

The DFA International Value Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on The DFA International Value Series books and the U.S. dollar equivalent amounts actually received or paid.

3.     Deferred Compensation Plan:     Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such

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amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Trustee shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board of the Fund (unless the Trustee files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Trustees have requested or received a distribution of proceeds of a deferred fee account.

4.     Other:     Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The DFA International Value Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The DFA International Value Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Series. For the year ended October 31, 2010, the investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% and 0.20% of average daily net assets for The U.S. Large Cap Value Series and The DFA International Value Series, respectively.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Funds; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2010, the total related amounts paid by the Trust to the CCO were $68 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

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D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The U.S. Large Cap Value Series	$214
The DFA International Value Series	167

E. Purchases and Sales of Securities:

For the year ended October 31, 2010, the Series made the following purchases and sales of investment securities, other than short-term investments and U.S. government securities (amounts in thousands):

	Purchases	Sales
The U.S. Large Cap Value Series	$2,275,573	$2,324,050
The DFA International Value Series	1,456,793	1,277,745

There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series are treated as partnerships for Federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The U.S. Large Cap Value Series	$7,923,103	$1,950,355	$(110,278)	$1,840,077
The DFA International Value Series	6,502,935	1,696,236	(117,658)	1,578,578

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed each Series’ tax positions and has concluded that no provision for income tax is required in any Series’ financial statements. No Series is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701 -3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will

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take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701 -3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date. As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.     Repurchase Agreements:     The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

2.     Foreign Market Risks:     Investments in foreign markets may involve certain consideration and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

3.     Futures Contracts:     The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period.

At October 31, 2010, the Series had no outstanding futures contracts.

H. Line of Credit:

The Series, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011.

For the year ended October 31, 2010, borrowings under this line of credit by the Series were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The U.S. Large Cap Value Series	1.97%	$8,884	25	$12	$25,114

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2010.

The Series, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the year ended October 31, 2010, borrowings under this line of credit by the Series were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The DFA International Value Series	0.94%	$3,278	14	$1	$6,386

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2010.

I. Securities Lending:

As of October 31, 2010, some of the Series had securities on loan to brokers/dealers, for which each Series received cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect

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to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Each Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

L. Other:

The Series are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

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M. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

A class action complaint (the “Complaint”) has been filed in the bankruptcy case of the Tribune Company (the “Tribune”) in the United States Bankruptcy Court for the District of Delaware. The Complaint is against The U.S. Large Cap Value Series and all other Tribune shareholders as a group, which includes hundreds of mutual funds, institutional investors and others who sold shares of Tribune in 2007 when the Tribune became private in a leveraged buyout transaction (the “LBO Transaction”). The U.S. Large Cap Value Series, and all shareholders who participated in the LBO Transaction, received cash in the amount of $34 per share. The Complaint alleges that this transfer violated the rights of creditors and that the cash paid to shareholders in connection with the LBO Transaction should be paid back to the Tribune’s bankruptcy estate and used to pay creditors.

Litigation counsel to The U.S. Large Cap Value Series does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the lawsuit or quantify the potential ultimate exposure to The U.S. Large Cap Value Series. However, even if the plaintiff in the lawsuit were to obtain the recovery it seeks, the amount would be less than 1% of The U.S. Large Cap Value Series’ net asset value at this time. The U.S. Large Cap Value Series’ litigation counsel does not believe at this time that recovery of the full amount the plaintiff seeks is a likely outcome.

Since The U.S. Large Cap Value Series cannot predict with reasonable specificity what the actual outcome of the lawsuit may be or what the size of The U.S. Large Cap Value Series might be at the time the outcome of the lawsuit may be determined, no deduction from the net asset value of The U.S. Large Cap Value Series will be made at this time. Therefore, at this time, those buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on net asset value of The U.S. Large Cap Value Series, with no deduction relating to the lawsuit. The attorneys’ fees and costs relating to the lawsuit will be taken as expenses by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and

Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Cap Value Series and The DFA International Value Series (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodians, brokers and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

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FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2010.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould and Myron S. Scholes. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were seven Performance Committee meetings held during the fiscal year ended October 31, 2010.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 63	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 71	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 69	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 57	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	86 portfolios in 4 investment companies

Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

69

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director,

Co-Chief Executive Officer

and President of DFAIDG,

DIG and DEM. Chairman,

Trustee, Co-Chief

Executive Officer and

President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 63

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	86 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc. and The DFA Investment Trust Company. Chairman, Director, President and Co- Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director of Dimensional Cayman Commodity Fund I Ltd. Chairman, and President of Dimensional SmartNest LLC and Dimensional SmartNest (U.S.) LLC.

Eduardo A. Repetto

Director, Co-Chief

Executive Officer and

Chief Investment Officer of

DFAIDG, DIG and DEM.

Trustee, Co-Chief

Executive Officer, Chief

Investment Officer and

Vice President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 43

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	86 portfolios in 4 investment companies

Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC and Dimensional Funds II PLC. Director of Dimensional Cayman Commodity Fund I Ltd.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

70

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 47	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 44	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 54	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 43	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Joseph H. Chi Vice President Age: 44	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 61	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 44	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 53	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 53	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard Vice President Age: 38	Since 2010

Vice President of all the DFA Entities. Research Associate for Dimensional (since August 2008). Formerly, Research Assistant for Dimensional from April 2006-August 2008. Prior to April 2006, Manager at Hilton Hotels Corp. (September 2004-April 2006).

71

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Robert W. Dintzner Vice President Age: 40	Since 2001	Vice President of all the DFA Entities.
Beth Ann Dranguet Vice President Age: 40	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since July 2007). Formerly, Associate at Vinson & Elkins LLP (September 1999-July 2007).
Kenneth N. Elmgren Vice President Age: 56	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 45	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 49	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Jeremy P. Freeman Vice President Age: 39	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 43	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 36	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Joel H. Hefner Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie C. Henderson Vice President and Fund Controller Age: 36	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin B. Hight Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2001).

72

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Patrick M. Keating Vice President Age: 55	Since 2003

Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

David M. Kershner Vice President Age: 39	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since June 2004).
Joseph F. Kolerich Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 43	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 35	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Juliet Lee Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Apollo D. Lupescu Vice President Age: 41	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional (since February 2004).
Kenneth M. Manell Vice President Age: 37	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2006). Formerly, Assistant General Counsel at Castle & Cooke (January 2004-September 2006).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 40	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 53	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 46	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian A. Newton Vice President Age: 35	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

73

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carolyn L. O Vice President Age: 36	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2007). Prior to September 2007, Associate at K&L Gates LLP (January 2004-September 2007).
Gerard K. O’Reilly Vice President Age: 33	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 36	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Kyle K. Ozaki Vice President Age: 32	Since 2010

Vice President of all the DFA Entities. Senior Compliance Officer for Dimensional (since Januay 2008). Formerly, Compliance Officer (February 2006-December 2007) and Compliance Analyst (August 2004-January 2006) for Dimensional.

Carmen E. Palafox Vice President Age: 36	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya K. Park Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.
David A. Plecha Vice President Age: 49	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Theodore W. Randall Vice President Age: 37	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 39	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

Julie A. Saft Vice President Age: 51	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional (since July 2008). Formerly, Senior Manager at Vanguard (November 1997-July 2008).
David E. Schneider Vice President Age: 64	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Walid A. Shinnawi Vice President Age: 48	Since 2010	Vice President of all the DFA Entities. Regional Director for Dimensional (since March 2006). Formerly, Senior Manager at Moody’s KMV (1999-March 2006).
Bruce A. Simmons Vice President Age: 45	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Edward R. Simpson Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 54	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

74

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carl G. Snyder Vice President Age: 47	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 62	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 37	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 52	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 44	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh Vice President Age: 40	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Weston J. Wellington Vice President Age: 59	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Ryan J. Wiley Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 55	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).
[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

75

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

76

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2009 to October 31, 2010, each Portfolio is designating the following items with regard to distributions paid during the period. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Tax Credit(4)	Foreign Source Income(5)	Qualifying Interest Income(6)	Qualifying Short-Term Capital Gain(7)
LWAS/DFA U.S. High Book to Market Portfolio	100%	—	—	100%	100%	100%	—	—	—	100%	100%
LWAS/DFA Two-Year Fixed Income Portfolio	100%	—	—	100%	—	—	27%	—	—	100%	100%
LWAS/DFA Two-Year Government Portfolio	37%	30%	33%	100%	—	—	72%	—	—	100%	100%

DFA Investment Dimensions Group Inc.
LWAS/DFA International High Book to Market Portfolio	79%	21%	—	100%	100%	100%	—	3%	99%	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied for LWAS/DFA Two-Year Fixed Income Portfolio to permit exemption of these amounts from state income for this fund.

(4)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(5)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, an is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

77

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DFA103110-003A

ANNUAL REPORT

year ended: October 31, 2010

Dimensional Investment Group Inc.

Global Equity Portfolio

Global 60/40 Portfolio

Global 25/75 Portfolio

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

November 2010

Dear Fellow Shareholder,

In 2011, Dimensional celebrates its thirtieth anniversary. Our growth — from a start-up business working out of my Brooklyn apartment to a global investment firm with offices in six countries — has been greater than we could ever have predicted. We take a lot of pride in what we have been able to accomplish.

The Dimensional business model, at its most basic, is about ideas and the implementation of those ideas. We’ve built Dimensional on a set of ideas that have revolutionized finance over the last fifty years. We work closely with academics like Gene Fama, Ken French, and Robert Merton who have been at the forefront in developing the field of modern finance. This great partnership with leading thinkers has carried us over the last thirty years. It is the principle of comparative advantage at its best. The thinkers work on developing the ideas, and we find the best ways to implement those ideas for our clients.

Working together with academics and our clients, we have helped change the world. It’s great to know that it is still possible to do well by doing good.

Sincerely,

David G. Booth

Chairman and Co-Chief Executive Officer

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DIMENSIONAL INVESTMENT GROUP INC.

ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

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DIMENSIONAL INVESTMENT GROUP INC.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments

Investment Footnotes
†	See Note B to Financial Statements.

Financial Highlights
(A)	Computed using average shares outstanding.
(B)	Annualized.
(C)	Non-Annualized.
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Funds.

All Statements, Schedules and Notes to Financial Statements
—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission
N/A	Does not apply to this fund.

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

2

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

3

MANAGEMENT’S DISCUSSION AND ANALYSIS

Global Equity Portfolio

The Global Equity Portfolio seeks long-term capital appreciation by investing in a combination of mutual funds managed by Dimensional Fund Advisors. As of the date of this report, domestic funds include the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, and the DFA Real Estate Securities Portfolio; and international funds include the International Core Equity Portfolio, and the Emerging Markets Core Equity Portfolio (collectively, the “Equity Underlying Funds”). As of October 31, 2010, the Portfolio held 11,929 equity securities, through its underlying funds, in 44 countries.

The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure in each Equity Underlying Fund to stocks with desired asset class characteristics. As a result of the Equity Underlying Funds’ diversified investment approach, performance was determined principally by broad structural trends in global equity markets rather than the behavior of a limited group of stocks in a particular industry or country. For the 12 months ended October 31, 2010, total returns were 19.58% for the Portfolio’s Institutional Class shares, 19.21% for the Portfolio’s Class R2 shares, and 12.74% for the MSCI World Index (net dividends). The Portfolio’s greater allocation than the Index to the smallest stocks, on average 15% of the Portfolio and absent from the Index, and the composition of those stocks added approximately 2.0% to the outperformance. The Portfolio’s smaller allocation than the Index to the largest stocks, on average 20% less than the Index, and the composition of those stocks added approximately 1.2% to the outperformance. Differences in the composition of the Portfolio’s holdings and those in the Index among countries, particularly in North America, benefited the Portfolio adding approximately 5.7% to relative performance. The Portfolio’s emerging markets holdings contributed approximately 1.1% to relative performance.

Global 60/40 Portfolio

The Global 60/40 Portfolio seeks capital appreciation and current income by investing in a combination of mutual funds managed by Dimensional Fund Advisors. As of the date of this report, domestic equity funds include the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, and the DFA Real Estate Securities Portfolio; international equity funds include the International Core Equity Portfolio, and the Emerging Markets Core Equity Portfolio; and fixed income funds include the DFA Short-Term Extended Quality Portfolio, the DFA Five-Year Global Fixed Income Portfolio, the DFA Inflation Protected Securities Portfolio, the DFA Selectively Hedged Global Fixed Income Portfolio, and the DFA Intermediate-Term Extended Quality Portfolio (collectively, the “Equity and Fixed Income Underlying Funds”). As of October 31, the Portfolio held 11,929 equity securities, through its underlying funds, in 44 countries and 739 fixed income securities in 17 countries, excluding supranationals.

The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure in each Underlying Fund to equity or fixed income securities with desired asset class characteristics. As a result of the Underlying Funds’ diversified investment approach, performance was determined principally by broad structural trends in global equity and fixed income markets rather than the behavior of a limited group of securities in a particular industry, country, or asset class. For the 12 months ended October 31, 2010, total returns were 14.27% for the Portfolio’s Institutional Class shares, 14.01% for the Portfolio’s Class R2 shares, and 8.64% for a hypothetical composite index composed of 60% MSCI World Index (net dividends) and 40% Citigroup World Government Bond Index 1-3 Years (hedged). Relative to this hypothetical 60/40 Index, outperformance of the equity component benefited from the Portfolio’s greater allocation than the Index to the smallest stocks, on average 15% of the Portfolio’s equity component and absent from the Index, and the composition of those stocks which added approximately 2.0%. The Portfolio’s smaller allocation than the Index to the largest stocks, on average 20% less than the Index, and the composition of those stocks added approximately 1.2% to the outperformance. Differences in the composition of the Portfolio’s holdings and those in the Index among countries, particularly in North America, benefited the Portfolio adding approximately 5.7% to relative performance. The Portfolio’s emerging markets holdings contributed approximately 1.2% to relative performance.

4

Outperformance of the fixed income component was due to longer duration of the fixed income component of the Portfolio relative to the index during a period of falling nominal and real interest rates, the Portfolio’s allocation to unhedged fixed income securities during a period when the U.S. Dollar significantly weakened, and the Portfolio’s exposure to government agency and corporate securities during a period when credit spreads narrowed. The fixed income index is composed of short-term U.S. Dollar hedged sovereign government securities. During the 12 months ended October 31, 2010, the Portfolio was exposed through the underlying funds to approximately 36% U.S. equities, 19% international developed market equities, 5% emerging markets equities, and 40% global bonds.

Global 25/75 Portfolio

The Global 25/75 Portfolio seeks total return consistent with current income and preservation of capital with some capital appreciation by investing in a combination of mutual funds managed by Dimensional Fund Advisors. As of the date of this report, domestic equity funds include the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, and the DFA Real Estate Securities Portfolio; international equity funds include the International Core Equity Portfolio and the Emerging Markets Core Equity Portfolio; and fixed income funds include the DFA Two-Year Global Fixed Income Series, the DFA Inflation Protected Securities Portfolio, and the DFA Short Term Extended Quality Portfolio (collectively, the “Equity and Fixed Income Underlying Funds”). As of October 31, 2010, the Portfolio held 11,929 equity securities, through its underlying funds, in 44 countries and 456 fixed income securities in 16 countries, excluding supranationals.

The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure in each Underlying Fund to equity or fixed income securities with desired asset class characteristics. As a result of the Underlying Funds’ diversified investment approach, performance was determined principally by broad structural trends in global equity and fixed income markets rather than the behavior of a limited group of securities in a particular industry, country, or asset class. For the 12 months ended October 31, 2010, total returns were 9.17% for the Portfolio Institutional Class shares, 8.70% for the Portfolio’s Class R2 shares, and 4.67% for a hypothetical index composed of 25% MSCI World Index (net dividends) and 75% Citigroup World Government Bond Index 1-3 Years (hedged). Relative to this hypothetical 25/75 Index, outperformance of the equity component benefited from the Portfolio’s greater allocation than the Index to the smallest stocks, on average 15% of the Portfolio’s equity component and absent from the Index, and the composition of those stocks which added approximately 2.0%. The Portfolio’s smaller allocation than the Index to the largest stocks, on average 20% less than the Index, and the composition of those stocks added approximately 1.2% to the outperformance. Differences in the composition of the Portfolio’s holdings and those in the Index among countries, particularly in North America, benefited the Portfolio adding approximately 5.7% to relative performance. The Portfolio’s emerging markets holdings contributed approximately 1.2% to relative performance.

Outperformance of the fixed income component was due to longer duration of the fixed income component of the Portfolio relative to the index during a period of falling nominal and real interest rates and the Portfolio’s exposure to government agency and corporate securities during a period when credit spreads narrowed. The fixed income index is composed of short-term U.S. Dollar hedged sovereign government securities. During the 12 months ended October 31, 2010, the Portfolio was exposed through the underlying funds to approximately 74% global bonds, 16% U.S. equities, 8% international developed market equities, and 2% emerging markets equities.

5

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2010

EXPENSE TABLES

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
Global Equity Portfolio**
Actual Fund Return
Class R2 Shares	$1,000.00	$1,022.00	0.59%	$3.01
Institutional Class Shares	$1,000.00	$1,023.60	0.33%	$1.68
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,022.23	0.59%	$3.01
Institutional Class Shares	$1,000.00	$1,023.54	0.33%	$1.68

6

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
Global 60/40 Portfolio**
Actual Fund Return
Class R2 Shares	$1,000.00	$1,031.10	0.58%	$2.97
Institutional Class Shares	$1,000.00	$1,033.40	0.31%	$1.59
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,022.28	0.58%	$2.96
Institutional Class Shares	$1,000.00	$1,023.64	0.31%	$1.58

Global 25/75 Portfolio**
Actual Fund Return
Class R2 Shares	$1,000.00	$1,029.50	0.66%	$3.38
Institutional Class Shares	$1,000.00	$1,033.10	0.29%	$1.49
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,021.88	0.66%	$3.36
Institutional Class Shares	$1,000.00	$1,023.74	0.29%	$1.48

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**

The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds’ portion of the expenses of its Master Funds (Affiliated Investment Companies).

7

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

Affiliated Investment Companies
Global Equity Portfolio	100.0%
Global 60/40 Portfolio	100.0%
Global 25/75 Portfolio	100.0%

8

GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)

Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group Inc	71,440,717	$718,693,613

Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc	48,008,098	517,527,297

Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc	23,677,250	241,034,405

Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc	6,492,858	138,362,804

Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc	735,962	15,631,833

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $1,442,430,325)		1,631,249,952

TEMPORARY CASH INVESTMENTS — (0.0%)

BlackRock Liquidity Funds TempCash Portfolio - Institutional Shares (Cost $564,611)	564,611	564,611

TOTAL INVESTMENTS - (100.0%) (Cost $1,442,994,936)		$1,631,814,563

Summary of inputs used to value the Global Fund’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$1,631,249,952	—	—	$1,631,249,952
Temporary Cash Investments	564,611	—	—	564,611

TOTAL	$1,631,814,563	—	—	$1,631,814,563

See accompanying Notes to Financial Statements.

9

GLOBAL 60/40 PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (99.9%)

Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group Inc	24,660,661	$248,086,250

Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc	16,430,583	177,121,685

Investment in DFA Selectively Hedged Global Fixed Income Portfolio of DFA Investment Dimensions Group Inc	13,478,034	140,171,554

Investment in DFA Short-Term Extended Quality Portfolio of DFA Investment Dimensions Group Inc	8,530,080	93,233,775

Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc	8,488,981	86,417,827

Investment in DFA Intermediate-Term Extended Quality Portfolio of DFA Investment Dimensions Group Inc	4,521,211	46,478,049

Investment in DFA Inflation-Protected Securities Portfolio of DFA Investment Dimensions Group Inc	3,923,350	46,491,698

Investment in DFA Five-Year Global Fixed Income Portfolio of DFA Investment Dimensions Group Inc	3,967,249	46,416,814

Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc	2,163,736	46,109,215

Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc	267,511	5,681,934

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES - (100.0%) (Cost $875,459,939)		936,208,801

TEMPORARY CASH INVESTMENTS — (0.1%)

BlackRock Liquidity Funds TempCash Portfolio - Institutional Shares (Cost $734,069)	734,069	734,069

TOTAL INVESTMENTS - (100.0%) (Cost $876,194,008)		$936,942,870

See accompanying Notes to Financial Statements.

10

SCHEDULE OF INVESTMENTS

CONTINUED

Summary of inputs used to value the Global Fund’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

Valuation Inputs

Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$ 936,208,801	—	—	$ 936,208,801
Temporary Cash Investments	734,069	—	—	734,069

TOTAL	$ 936,942,870	—	—	$ 936,942,870

See accompanying Notes to Financial Statements.

11

GLOBAL 25/75 PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (99.9%)

Investment in DFA Short-Term Extended Quality Portfolio of DFA Investment Dimensions Group Inc	6,288,259	$68,730,671

Investment in DFA Two-Year Global Fixed Income Portfolio of DFA Investment Dimensions Group Inc	6,700,523	68,613,356

Investment in DFA Inflation-Protected Securities Portfolio of DFA Investment Dimensions Group Inc	2,873,232	34,047,800

Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group Inc	2,683,019	26,991,172

Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc	1,817,376	19,591,314

Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc	876,324	8,920,979

Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc	231,132	4,925,423

Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc	30,081	638,921

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $213,114,488)		232,459,636

TEMPORARY CASH INVESTMENTS — (0.1%)

BlackRock Liquidity Funds TempCash Portfolio - Institutional Shares (Cost $291,058)	291,058	291,058

TOTAL INVESTMENTS - (100.0%) (Cost $213,405,546)		$232,750,694

Summary of inputs used to value the Global Fund’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$232,459,636	—	—	$232,459,636
Temporary Cash Investments	291,058	—	—	291,058

TOTAL	$232,750,694	—	—	$232,750,694

See accompanying Notes to Financial Statements.

12

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	Global Equity Portfolio	Global 60/40 Portfolio	Global 25/75 Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$1,631,250	$936,209	$232,460
Temporary Cash Investments at Value & Cost	565	734	291
Receivables:
Fund Shares Sold	1,301	619	153
Prepaid Expenses and Other Assets	42	36	26

Total Assets	1,633,158	937,598	232,930

LIABILITIES:
Payables:
Affiliated Investment Companies	65	401	134
Fund Shares Redeemed	1,074	515	118
Due to Advisor	2	16	7
Accrued Expenses and Other Liabilities	70	52	12

Total Liabilities	1,211	984	271

NET ASSETS	$1,631,947	$936,614	$232,659

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares - based on net assets of $3,483; $3,748; and $418, and shares outstanding of 273,935; 299,507; and 35,892, respectively	$12.71	$12.51	$11.65

NUMBER OF SHARES AUTHORIZED	500,000,000	300,000,000	300,000,000

Institutional Class Shares - based on net assets of $1,628,464; $932,866; and $232,241, and shares outstanding of 129,043,649; 74,933,221; and 20,014,744, respectively	$12.62	$12.45	$11.60

NUMBER OF SHARES AUTHORIZED	700,000,000	500,000,000	300,000,000

Investments in Affiliated Investment Companies at Cost	$1,442,430	$875,460	$213,115

NET ASSETS CONSIST OF:
Paid-In Capital	$1,628,438	$909,549	$219,619
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	141	401	195
Accumulated Net Realized Gain (Loss)	(185,452)	(34,085)	(6,500)
Net Unrealized Appreciation (Depreciation)	188,820	60,749	19,345

NET ASSETS	$1,631,947	$936,614	$232,659

See accompanying Notes to Financial Statements.

13

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	Global Equity Portfolio	Global 60/40 Portfolio	Global 25/75 Portfolio
Investment Income
Net Investment Income Received from Affiliated Investment Companies:
Income Distributions	$22,231	$14,033	$4,446

Total Investment Income Received from Affiliated Investment Companies	22,231	14,033	4,446

Fund Investment Income
Interest	1	1	—

Fund Expenses
Administrative Services Fees	4,382	2,087	393
Accounting & Transfer Agent Fees	34	26	17
Shareholder Servicing Fees - Class R2 Shares	16	13	3
Filing Fees	98	58	40
Shareholders’ Reports	55	56	7
Directors’/Trustees’ Fees & Expenses	14	8	2
Professional Fees	37	23	13
Other	12	11	5

Total Expenses	4,648	2,282	480

Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees
Recovered by Advisor (Note C)	(4,366)	(1,959)	(329)

Net Expenses	282	323	151

Net Investment Income (Loss)	21,950	13,711	4,295

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Companies	—	150	89
Net Realized Gain (Loss) on:
*Investment Securities Sold/Affiliated Investment Companies Shares Sold	(16,994)	(3,919)	(344)
Change in Unrealized Appreciation (Depreciation) of:
*Investment Securities/Affiliated Investment Companies Shares	253,607	101,260	13,554

Net Realized and Unrealized Gain (Loss)	236,613	97,491	13,299

Net Increase (Decrease) in Net Assets Resulting from Operations	$258,563	$111,202	$17,594

*	A portion has been allocated from each Portfolio’s respective Master Funds (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

14

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Global Equity Portfolio		Global 60/40 Portfolio		Global 25/75 Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$21,950	$22,528	$13,711	$10,835	$4,295	$2,522
Capital Gain Distributions Received from Affiliated Investment Companies	—	—	150	—	89	—
Net Realized Gain (Loss) on:
**Investment Securities Sold/Affiliated Investment Companies Shares Sold	(16,994)	(165,306)	(3,919)	(29,775)	(344)	(4,918)
*Futures	—	11	—	—	—	—
*Foreign Currency Transactions	—	—	—	(152)	—	381
Change in Unrealized Appreciation (Depreciation) of:
**Investment Securities/Affiliated Investment Companies Shares	253,607	347,601	101,260	121,075	13,554	18,419
*Futures	—	78	—	(1)	—	—
*Translation of Foreign Currency Denominated Amounts	—	(1)	—	—	—	—
*Change in Deferred Thailand Capital Gains Tax	—	64	—	20	—	1

Net Increase (Decrease) in Net Assets Resulting from Operations	258,563	204,975	111,202	102,002	17,594	16,405

Distributions From:
Net Investment Income:
Class R2 Shares	(98)	(102)	(77)	(59)	(35)	(18)
Institutional Class Shares	(24,383)	(23,361)	(13,481)	(11,206)	(4,735)	(2,554)

Total Distributions From Net Investment Income	(24,481)	(23,463)	(13,558)	(11,265)	(4,770)	(2,572)

Net Realized Gains:
Class R2 Shares	—	—	—	(19)	—	(21)
Institutional Class Shares	—	—	(58)	(2,205)	(39)	(2,016)

Total Distributions From Net Realized Gains	—	—	(58)	(2,224)	(39)	(2,037)

Total Distributions to Shareholders	(24,481)	(23,463)	(13,616)	(13,489)	(4,809)	(4,609)

Capital Share Transactions:
Shares Issued	418,112	660,235	307,887	284,014	84,371	67,539
Shares Issued in Lieu of Cash Distributions	23,823	23,042	12,901	12,829	4,741	4,562
Shares Redeemed	(330,714)	(563,865)	(217,347)	(242,374)	(31,544)	(49,102)

Net Increase (Decrease) from Capital Share Transactions	111,221	119,412	103,441	54,469	57,568	22,999

Total Increase (Decrease) in Net Assets	345,303	300,924	201,027	142,982	70,353	34,795
Net Assets
Beginning of Period	1,286,644	985,720	735,587	592,605	162,306	127,511

End of Period	$1,631,947	$1,286,644	$936,614	$735,587	$232,659	$162,306

Undistributed Net Investment Income (Distributions in Excess of Net
Investment Income)	$141	$2,672	$401	$248	$195	$670

*	Allocated from each Portfolio’s respective Master Funds (Affiliated Investment Companies).
**	A portion has been allocated from each Portfolio’s respective Master Funds (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

15

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Class R2 Shares

	Global Equity Portfolio							Global 60/40 Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$10.82	$9.17	$15.49		$14.76	$12.90	$11.54	$11.13	$9.55	$13.16		$12.65	$11.58	$10.83

Income from Investment Operations
Net Investment Income(A)	0.15	0.17	0.24		0.22	0.19	0.19	0.17	0.14	0.30		0.22	0.11	0.19
Net Gains (Losses) on Securities (Realized and Unrealized)	1.91	1.64	(6.06)		0.86	2.29	1.33	1.37	1.60	(3.60)		0.60	1.40	0.73

Total from Investment Operations	2.06	1.81	(5.82)		1.08	2.48	1.52	1.54	1.74	(3.30)		0.82	1.51	0.92
Less Distributions
Net Investment Income	(0.17)	(0.16)	(0.18)		(0.18)	(0.18)	(0.14)	(0.16)	(0.12)	(0.18)		(0.22)	(0.18)	(0.16)
Net Realized Gains	—	—	(0.32)		(0.17)	(0.44)	(0.02)	—	(0.04)	(0.13)		(0.09)	(0.26)	(0.01)

Total Distributions	(0.17)	(0.16)	(0.50)		(0.35)	(0.62)	(0.16)	(0.16)	(0.16)	(0.31)		(0.31)	(0.44)	(0.17)
Net Asset Value, End of Period	$12.71	$10.82	$9.17		$ 15.49	$ 14.76	$ 12.90	$12.51	$11.13	$9.55		$13.16	$12.65	$11.58

Total Return	19.21%	20.06%	(38.72	)%(C)	7.42%	20.04%	13.25%	14.01%	18.46%	(25.63	)%(C)	6.50%	13.49%	8.57%
Net Assets, End of Period (thousands)	$3,483	$6,782	$6,819		$27,904	$32,717	$16,092	$3,748	$5,187	$5,081		$7,631	$7,379	$1,857
Ratio of Expenses to Average Net Assets (D)	0.59%	0.62%	0.60	%(B)	0.58%	0.62%	0.71%	0.58%	0.60%	0.59	%(B)	0.57%	0.65%	0.70%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.89%	0.91%	0.87	%(B)	0.84%	0.85%	0.80%	0.81%	0.83%	0.80	%(B)	0.76%	0.77%	0.80%
Ratio of Net Investment Income to Average Net Assets	1.32%	1.83%	1.99	%(B)	1.38%	1.38%	1.32%	1.44%	1.42%	2.78	%(B)	1.67%	0.89%	1.73%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

16

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Class R2 Shares

	Global 25/75 Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$10.95	$10.04	$11.42		$11.11	$10.62	$10.33

Income from Investment Operations
Net Investment Income(A)	0.22	0.15	0.30		0.19	0.03	0.20
Net Gains (Losses) on Securities (Realized and Unrealized)	0.72	1.06	(1.39)		0.41	0.77	0.25

Total from Investment Operations	0.94	1.21	(1.09)		0.60	0.80	0.45

Less Distributions
Net Investment Income	(0.24)	(0.14)	(0.21)		(0.20)	(0.20)	(0.16)
Net Realized Gains	—	(0.16)	(0.08)		(0.09)	(0.11)	—

Total Distributions	(0.24)	(0.30)	(0.29)		(0.29)	(0.31)	(0.16)

Net Asset Value, End of Period	$11.65	$10.95	$10.04		$11.42	$11.11	$10.62

Total Return	8.70%	12.19%	(9.72	)%(C)	5.47%	7.75%	4.47%

Net Assets, End of Period (thousands)	$ 418	$1,701	$1,342		$1,564	$2,701	$ 46
Ratio of Expenses to Average Net Assets (D)	0.63%	0.62%	0.62	%(B)	0.62%	0.62%	0.79%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.78%	0.77%	0.78	%(B)	0.71%	0.74%	0.95%
Ratio of Net Investment Income to Average Net Assets	1.93%	1.49%	3.00	%(B)	1.66%	0.28%	2.00%
See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

17

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Institutional Class Shares

	Global Equity Portfolio							Global 60/40 Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$10.74	$9.14	$15.48		$14.78	$12.92	$11.56	$11.08	$9.53	$13.17		$12.67	$11.60	$10.83

Income from Investment Operations
Net Investment Income(A)	0.17	0.20	0.27		0.27	0.23	0.25	0.19	0.18	0.27		0.25	0.19	0.22
Net Gains (Losses) on Securities (Realized and Unrealized)	1.91	1.61	(6.02)		0.85	2.28	1.29	1.37	1.59	(3.54)		0.60	1.35	0.72

Total from Investment Operations	2.08	1.81	(5.75)		1.12	2.51	1.54	1.56	1.77	(3.27)		0.85	1.54	0.94
Less Distributions
Net Investment Income	(0.20)	(0.21)	(0.27)		(0.25)	(0.21)	(0.16)	(0.19)	(0.18)	(0.24)		(0.26)	(0.21)	(0.16)
Net Realized Gains	—	—	(0.32)		(0.17)	(0.44)	(0.02)	—	(0.04)	(0.13)		(0.09)	(0.26)	(0.01)

Total Distributions	(0.20)	(0.21)	(0.59)		(0.42)	(0.65)	(0.18)	(0.19)	(0.22)	(0.37)		(0.35)	(0.47)	(0.17)
Net Asset Value, End of Period	$12.62	$10.74	$9.14		$15.48	$14.78	$12.92	$12.45	$11.08	$9.53		$13.17	$12.67	$11.60

Total Return	19.58%	20.30%	(38.50	)%(C)	7.67%	20.33%	13.47%	14.27%	18.95%	(25.47	)%(C)	6.79%	13.78%	8.80%

Net Assets, End of Period (thousands)	$1,628,464	$1,279,862	$978,901		$1,218,439	$847,574	$485,301	$932,866	$730,400	$587,524		$761,093	$538,369	$277,269
Ratio of Expenses to Average Net Assets (D)	0.33%	0.35%	0.34	%(B)	0.33%	0.37%	0.46%	0.31%	0.33%	0.32	%(B)	0.31%	0.35%	0.45%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.63%	0.64%	0.61	%(B)	0.59%	0.60%	0.56%	0.54%	0.56%	0.53	%(B)	0.51%	0.52%	0.55%
Ratio of Net Investment Income to Average Net Assets	1.50%	2.17%	2.26	%(B)	1.70%	1.72%	1.50%	1.64%	1.82%	2.44	%(B)	1.90%	1.56%	1.99%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

18

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Institutional Class Shares

	Global 25/75 Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$10.90	$10.01	$11.46		$11.15	$10.65	$10.34

Income from Investment Operations
Net Investment Income(A)	0.24	0.18	0.31		0.24	0.22	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	0.74	1.06	(1.37)		0.40	0.60	0.24

Total from Investment Operations	0.98	1.24	(1.06)		0.64	0.82	0.48

Less Distributions
Net Investment Income	(0.28)	(0.19)	(0.31)		(0.24)	(0.21)	(0.17)
Net Realized Gains	—	(0.16)	(0.08)		(0.09)	(0.11)	—

Total Distributions	(0.28)	(0.35)	(0.39)		(0.33)	(0.32)	(0.17)

Net Asset Value, End of Period	$11.60	$10.90	$10.01		$11.46	$11.15	$10.65

Total Return	9.17%	12.67%	(9.55	)%(C)	5.85%	7.97%	4.71%

Net Assets, End of Period (thousands)	$232,241	$160,605	$126,169		$136,039	$97,194	$52,699
Ratio of Expenses to Average Net Assets(D)	0.29%	0.31%	0.30	%(B)	0.31%	0.37%	0.47%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)(D)	0.46%	0.46%	0.46	%(B)	0.46%	0.49%	0.71%
Ratio of Net Investment Income to Average Net Assets	2.19%	1.81%	3.03	%(B)	2.15%	1.59%	2.33%
See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

19

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund currently offers fifteen portfolios, of which Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio (each a “Global Fund” and collectively, the “Global Funds”) are presented in this report. The remaining portfolios are presented in separate reports.

The Global Funds achieve their investment objectives by primarily investing in other portfolios within DFA Investment Dimensions Group Inc. (“IDG”) (collectively, the “Master Funds”).

	Global Funds (Percentage of Ownership at October 31, 2010)
Master Funds	Global Equity Portfolio	Global 60/40 Portfolio	Global 25/75 Portfolio
U.S. Core Equity 1 Portfolio (IDG)	8%	3%	—
U.S. Core Equity 2 Portfolio (IDG)	14%	5%	1%
DFA Real Estate Securities Portfolio (IDG)	1%	—	—
International Core Equity Portfolio (IDG)	11%	4%	—
Emerging Markets Core Equity Portfolio (IDG)	3%	1%	—
DFA Two-Year Global Fixed Income Portfolio (IDG)	N/A	N/A	2%
DFA Selectively Hedged Global Fixed Income Portfolio (IDG)	N/A	27%	N/A
DFA Five-Year Global Fixed Income Portfolio (IDG)	N/A	1%	N/A
DFA Inflation-Protected Securities Portfolio (IDG)	N/A	3%	2%
DFA Short-Term Extended Quality Portfolio (IDG)	N/A	12%	9%
DFA Intermediate-Term Extended Quality Portfolio (IDG)	N/A	32%	N/A

N/A – Global Fund does not have any ownership in Master Fund.

Amounts designated as — are less than 1%

At October 31, 2010, Class R1 shares had not commenced operations. Class R1 shares for each Global Fund have 100,000,000 authorized shares as of October 31, 2010.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Global Funds from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Global Funds utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels as described below:

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  —    Level 1 – quoted prices in active markets for identical securities

  —    Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  —    Level 3 – significant unobservable inputs (including the Global Funds’ own assumptions in determining the fair value of investments)

Master Fund shares held by the Global Funds are valued at their respective daily net asset values, as these Master Funds are treated as regulated investment companies. The Global Funds’ investments in partnerships reflect proportionate interest in the net assets of their corresponding partnerships. At October 31, 2010, the Global Funds held no investments in partnerships. These securities are generally categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Global Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Global Funds did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

3.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of affiliated investment company shares are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received from the investment in affiliated investment companies that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Global Funds estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Expenses directly attributable to a Global Fund are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of its Global Fund. Income, gains and losses, and common expenses of each Global Fund are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

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C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Master Funds. The Advisor also provides administrative services to the Global Funds, including supervision of services provided by others, providing information to shareholders and the Board of Directors/Trustees, and other administrative services. For the year ended October 31, 2010, the Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio’s administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.30%, 0.25%, 0.20%, respectively, of average daily net assets. The Global Funds do not pay separate management fees to the Advisor.

Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive its administration fee to the extent necessary to limit the proportionate share of the total combined administration fees paid by each of the Global Funds and investment advisory services fees paid by the Master Funds to the Advisor. The maximum amount waived under this waiver is the full amount of a Global Fund’s administration fee to the Advisor. The Fee Waiver and Expense Assumption Agreement will remain in effect through March 1, 2011, and shall continue to remain in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended October 31, 2010, the Global Funds had the following expense limits based on a percentage of average net assets on an annualized basis.

Expense Limits
Global Equity Portfolio	0.27%
Global 60/40 Portfolio	0.25%
Global 25/75 Portfolio	0.22%

Prior to March 1, 2010, the Advisor had also contractually agreed to assume the direct operating expenses of the Institutional Class Shares of each Global Fund (excluding administrative services fees paid to the Advisor), to the extent necessary to limit the total expense ratios (including the expenses that the Institutional Class Shares of each such Global Fund bears as a shareholder of the Master Funds, but excluding expenses from investment in other investment companies) of the Institutional Class Shares. For the period ended February 28, 2010, the Institutional Class Shares had the following expense limits based on a percentage of average net assets on an annualized basis.

Expense Limits
Global Equity Portfolio	0.44%
Global 60/40 Portfolio	0.41%
Global 25/75 Portfolio	0.37%

Prior to March 1, 2010, the Advisor had contractually agreed to assume the direct operating expenses of the Class R2 Shares of each Global Fund (excluding administrative services fees paid to the Advisor) to the extent necessary to limit the total expense ratios (including the expenses that the Class R2 Shares of each such Global Fund bears as a shareholder of the Master Funds and including Shareholder Servicing Fees, but excluding expenses from investment in other investment companies) of the Class R2 Shares. For the period ended February 28, 2010, the Class R2 Shares had the following expense limits based on a percentage of average net assets on an annualized basis.

Expense Limits
Global Equity Portfolio	0.69%
Global 60/40 Portfolio	0.66%
Global 25/75 Portfolio	0.62%

At any time that the rate of the fees and annualized expenses of a Global Fund are less than the rates listed above for a Global Fund on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Global Fund’s Institutional Class and Class R2 Shares’ fees or expenses to exceed the fee or expense limitations listed above. Previously

22

waived fees subject to future recovery by the Advisor over periods not exceeding October 31, 2013 are reflected below (amounts in thousands). The Global Funds are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Previously Waived Fees/Expenses Assumed Subject to Future Recovery
Global Equity Portfolio
Class R2 Shares	$ 69
Institutional Class Shares	10,650
Global 60/40 Portfolio
Class R2 Shares	34
Institutional Class Shares	4,877
Global 25/75 Portfolio
Class R2 Shares	7
Institutional Class Shares	769

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund to the CCO were $29 (in thousands). The total related amounts paid by each of the Global Funds are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

Global Equity Portfolio	$35
Global 60/40 Portfolio	20
Global 25/75 Portfolio	5

E. Federal Income Taxes:

Each Global Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010 were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

23

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Accumulated Net Realized Gains (Losses)
Global Equity Portfolio	$3	$(3)

The tax character of dividends and distributions declared and paid during the year ended October 31, 2009 and the year ended October 31, 2010 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Global Equity Portfolio
2009	$23,463	—	$23,463
2010	24,481	—	24,481
Global 60/40 Portfolio
2009	$11,799	$1,690	$13,489
2010	13,616	—	13,616
Global 25/75 Portfolio
2009	$ 2,629	$1,979	$4,608
2010	4,809	—	4,809

At October 31, 2010, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Losses)
Global Equity Portfolio	$176	—	$(88,044)	$(87,868)
Global 60/40 Portfolio	421	—	(27,297)	(26,876)
Global 25/75 Portfolio	200	—	(3,314)	(3,114)

For Federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2010, the Portfolio had capital loss carryforward available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on October 31,

	2016	2017	2018	Total
Global Equity Portfolio	$2,732	$74,314	$10,998	$88,044
Global 60/40 Portfolio	—	26,314	983	27,297
Global 25/75 Portfolio	—	3,216	98	3,314

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

24

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Global Equity Portfolio	$1,540,402	$188,820	$(97,407)	$91,413
Global 60/40 Portfolio	882,982	60,879	(6,918)	53,961
Global 25/75 Portfolio	216,591	19,412	(3,252)	16,160

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Global Portfolio’s tax positions and has concluded that no provision for income tax is required in any Global Portfolios’ financial statements. No Global Portfolio is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Global Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended Oct. 31, 2010		Year Ended Oct. 31, 2009

	Amount	Shares	Amount	Shares
Global Equity Portfolio

Class R2 Shares
Shares Issued	$3,225	275	$3,330	379
Shares Issued in Lieu of Cash Distributions	98	9	102	11
Shares Redeemed	(7,001)	(637)	(4,468)	(507)

Net Increase (Decrease) — Class R2 Shares	$(3,678)	(353)	$(1,036)	(117)

Institutional Class Shares
Shares Issued	$414,887	35,629	$656,905	76,215
Shares Issued in Lieu of Cash Distributions	23,725	2,118	22,940	2,590
Shares Redeemed	(323,713)	(27,884)	(559,397)	(66,771)

Net Increase (Decrease) — Institutional Class Shares	$114,899	9,863	$120,448	12,034

Global 60/40 Portfolio

Class R2 Shares
Shares Issued	$1,890	163	$3,579	381
Shares Issued in Lieu of Cash Distributions	78	7	79	8
Shares Redeemed	(3,835)	(335)	(4,402)	(455)

Net Increase (Decrease) — Class R2 Shares	$(1,867)	(165)	$(744)	(66)

Institutional Class Shares
Shares Issued	$305,997	26,112	$280,435	28,041
Shares Issued in Lieu of Cash Distributions	12,823	1,123	12,750	1,324
Shares Redeemed	(213,512)	(18,247)	(237,972)	(25,048)

Net Increase (Decrease) — Institutional Class Shares	$105,308	8,988	$55,213	4,317

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	Year Ended Oct. 31, 2010		Year Ended Oct. 31, 2009
	Amount	Shares	Amount	Shares
Global 25/75 Portfolio

Class R2 Shares
Shares Issued	$1,170	105	$1,156	113
Shares Issued in Lieu of Cash Distributions	35	3	39	4
Shares Redeemed	(2,515)	(227)	(983)	(96)

Net Increase (Decrease) — Class R2 Shares	$(1,310)	(119)	$212	21

Institutional Class Shares
Shares Issued	$83,201	7,449	$66,383	6,523
Shares Issued in Lieu of Cash Distributions	4,706	427	4,523	444
Shares Redeemed	(29,029)	(2,602)	(48,119)	(4,829)

Net Increase (Decrease) — Institutional Class Shares	$58,878	5,274	$22,787	2,138

G. Financial Instruments:

In accordance with the Fund’s investment objectives and policies, the Fund may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. The instrument and its significant corresponding risks are described below:

Repurchase Agreements:    The Global Funds may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price, including accrued interest. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At October 31, 2010, the Global Funds had no open repurchase agreements.

H. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011.

For the year ended October 31, 2010, borrowings by the Global Funds under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Global Equity Portfolio	1.91%	$495	41	$ 1	$3,734
Global 60/40 Portfolio	1.96%	915	45	2	5,866
Global 25/75 Portfolio	1.95%	277	10	—	1,190

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There were no outstanding borrowings by the Portfolios under this line of credit as of October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the year ended October 31, 2010, borrowings by the Global Funds under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Global Equity Portfolio	0.94%	$509	5	—	$2,155
Global 60/40 Portfolio	0.95%	811	13	—	1,816
Global 25/75 Portfolio	0.96%	153	1	—	153

There were no outstanding borrowings by the Portfolios under this line of credit as of October 31, 2010.

I. Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in the amount of 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the Global Funds’ Class R2 Shares.

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

L. Other:

At October 31, 2010, the following number of shareholders held the following approximate percentages of outstanding shares of the Global Funds. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

27

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Global Equity Portfolio — Class R2 Shares	1	93%
Global Equity Portfolio — Institutional Class Shares	3	84%
Global 60/40 Portfolio — Class R2 Shares	1	100%
Global 60/40 Portfolio — Institutional Class Shares	3	73%
Global 25/75 Portfolio — Class R2 Shares	1	99%
Global 25/75 Portfolio — Institutional Class Shares	3	83%

The Global Funds are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Global Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio (constituting portfolios within Dimensional Investment Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the transfer agent of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

29

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2010.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould and Myron S. Scholes. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were seven Performance Committee meetings held during the fiscal year ended October 31, 2010.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 63	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

30

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 71	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 69	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 57	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	86 portfolios in 4 investment companies

Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008)

31

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director,

Co-Chief Executive Officer

and President of DFAIDG,

DIG and DEM. Chairman,

Trustee, Co-Chief

Executive Officer and

President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 63

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	86 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc. and The DFA Investment Trust Company. Chairman, Director, President and Co- Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director of Dimensional Cayman Commodity Fund I Ltd. Chairman, and President of Dimensional SmartNest LLC and Dimensional SmartNest (U.S.) LLC.

Eduardo A. Repetto

Director, Co-Chief

Executive Officer and

Chief Investment Officer of

DFAIDG, DIG and DEM.

Trustee, Co-Chief

Executive Officer, Chief

Investment Officer and

Vice President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 43

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	86 portfolios in 4 investment companies

Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC and Dimensional Funds II PLC. Director of Dimensional Cayman Commodity Fund I Ltd.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

32

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 47	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 44	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 54	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 43	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Joseph H. Chi Vice President Age: 44	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 61	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 44	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 53	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 53	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard Vice President Age: 38	Since 2010

Vice President of all the DFA Entities. Research Associate for Dimensional (since August 2008). Formerly, Research Assistant for Dimensional from April 2006-August 2008. Prior to April 2006, Manager at Hilton Hotels Corp. (September 2004-April 2006).

33

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Robert W. Dintzner Vice President Age: 40	Since 2001	Vice President of all the DFA Entities.
Beth Ann Dranguet Vice President Age: 40	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since July 2007). Formerly, Associate at Vinson & Elkins LLP (September 1999-July 2007).
Kenneth N. Elmgren Vice President Age: 56	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 45	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 49	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Jeremy P. Freeman Vice President Age: 39	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 43	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 36	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Joel H. Hefner Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie C. Henderson Vice President and Fund Controller Age: 36	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin B. Hight Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2001).

34

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Patrick M. Keating Vice President Age: 55	Since 2003

Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

David M. Kershner Vice President Age: 39	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since June 2004).
Joseph F. Kolerich Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 43	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 35	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Juliet Lee Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Apollo D. Lupescu Vice President Age: 41	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional (since February 2004).
Kenneth M. Manell Vice President Age: 37	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2006). Formerly, Assistant General Counsel at Castle & Cooke (January 2004-September 2006).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 40	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 53	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 46	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian A. Newton Vice President Age: 35	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

35

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carolyn L. O Vice President Age: 36	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2007). Prior to September 2007, Associate at K&L Gates LLP (January 2004-September 2007).
Gerard K. O’Reilly Vice President Age: 33	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 36	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Kyle K. Ozaki Vice President Age: 32	Since 2010

Vice President of all the DFA Entities. Senior Compliance Officer for Dimensional (since Januay 2008). Formerly, Compliance Officer (February 2006-December 2007) and Compliance Analyst (August 2004-January 2006) for Dimensional.

Carmen E. Palafox Vice President Age: 36	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya K. Park Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.
David A. Plecha Vice President Age: 49	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Theodore W. Randall Vice President Age: 37	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 39	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

Julie A. Saft Vice President Age: 51	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional (since July 2008). Formerly, Senior Manager at Vanguard (November 1997-July 2008).
David E. Schneider Vice President Age: 64	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Walid A. Shinnawi Vice President Age: 48	Since 2010	Vice President of all the DFA Entities. Regional Director for Dimensional (since March 2006). Formerly, Senior Manager at Moody’s KMV (1999-March 2006).
Bruce A. Simmons Vice President Age: 45	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Edward R. Simpson Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 54	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

36

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carl G. Snyder Vice President Age: 47	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 62	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 37	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 52	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 44	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh Vice President Age: 40	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Weston J. Wellington Vice President Age: 59	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Ryan J. Wiley Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 55	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

37

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Master Funds use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

38

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2009 to October 31, 2010, each Global Fund is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Global Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Tax Credit(4)	Qualifying Interest Income(5)	Qualifying Short-Term Capital Gain(6)
Global Equity Portfolio
Class R2 Shares	100%	—	—	100%	100%	100%	—	—	100%	100%
Institutional Class Shares	100%	—	—	100%	100%	100%	—	—	100%	100%
Global 60/40 Portfolio
Class R2 Shares	100%	—	—	100%	100%	100%	—	—	100%	100%
Institutional Class Shares	100%	—	—	100%	100%	100%	—	—	100%	100%
Global 25/75 Portfolio
Class R2 Shares	100%	—	—	100%	100%	100%	—	—	100%	100%
Institutional Class Shares	100%	—	—	100%	100%	100%	—	—	100%	100%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of net investment income and short-term capital gain distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.
(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of net investment income and short-term capital gain distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.
(4)	“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of net investment income and short-term capital gain distributions).
(5)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of net investment income and short-term capital gain distributions).
(6)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of net investment income and short-term capital gain distributions).

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DFA103110-025A

ANNUAL REPORT

year ended: October 31, 2010

Dimensional Investment Group Inc.

U.S. Large Cap Value Portfolio II

DFA International Value Portfolio II

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

November 2010

Dear Fellow Shareholder,

In 2011, Dimensional celebrates its thirtieth anniversary. Our growth — from a start-up business working out of my Brooklyn apartment to a global investment firm with offices in six countries — has been greater than we could ever have predicted. We take a lot of pride in what we have been able to accomplish.

The Dimensional business model, at its most basic, is about ideas and the implementation of those ideas. We’ve built Dimensional on a set of ideas that have revolutionized finance over the last fifty years. We work closely with academics like Gene Fama, Ken French, and Robert Merton who have been at the forefront in developing the field of modern finance. This great partnership with leading thinkers has carried us over the last thirty years. It is the principle of comparative advantage at its best. The thinkers work on developing the ideas, and we find the best ways to implement those ideas for our clients.

Working together with academics and our clients, we have helped change the world. It’s great to know that it is still possible to do well by doing good.

Sincerely,

David G. Booth

Chairman and Co-Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

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DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations

ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
P.L.C.	Public Limited Company

Investment Footnotes

†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
§	Affiliated Fund.
##	Par amount of collateral is a part of a pooled collateral facility. Value is indicative of the value allocated to this Series as a part of this facility.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Funds.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
REIT	Real Estate Investment Trust
RIC	Registered Investment Company
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

2

DIMENSIONAL INVESTMENT GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34%. Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell 1000® Growth Index outperformed those represented by the Russell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2010
Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010
Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500TM Value Index(small/mid cap value companies)	26.89%
Russell 2500TM Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the U.S.

3

Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Master-Feeder Structure

The portfolio described below, called a “Feeder Fund,” does not buy individual securities directly; instead, this portfolio invests in a corresponding fund called a “Master Fund.” The Master Fund, in turn, purchases stocks and/or other securities.

U.S. Large Cap Value Portfolio II

The U.S. Large Cap Value Portfolio II seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Master Fund held 211 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2010, total returns were 19.87% for the Portfolio and 15.72% for the Russell 1000® Value Index. Relative to the Index, the Master Fund’s higher concentration in securities with the most prominent value characteristics and composition differences among the Master Fund’s value stocks added approximately 4.2% to the relative performance. Differences in allocation and composition between the Master Fund and the Index across the market capitalization segments contributed to the outperformance, particularly the Master Fund’s smaller allocation to the largest stocks and the composition of those stocks which added approximately 2.9% to the relative performance. The Master Fund’s exclusion of REITs had a negative impact of approximately 0.7% relative to the Index as REITs was the best-performing sector over the period.

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010 was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61%.

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010
U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Value Index	6.38%
MSCI World ex USA Growth Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

4

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Master-Feeder Structure

The portfolio described below, called a “Feeder Fund,” does not buy individual securities directly; instead, this portfolio invests in a corresponding fund called a “Master Fund.” The Master Fund, in turn, purchases stocks and/or other securities.

International Equity Portfolio Performance Overview

DFA International Value Portfolio II

The DFA International Value Portfolio II seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track any specific equity index. As of October 31, 2010, the Master Fund held 528 stocks in 23 developed countries. In general the Master Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2010, total returns were 11.03% for the Portfolio and 9.61% for the MSCI World ex USA Index (net dividends). The MSCI Standard benchmarks indicate that on the whole, growth stocks outperformed value stocks in international developed markets during the period. However, stocks in the deeper value segment of the market outperformed growth stocks on average. The Master Fund’s greater allocation than the Index to these deeper value stocks contributed to relative performance. An additional component of the Portfolio’s outperformance is due to differences in valuation timing and methodology between the Master Fund and the Index. The Master Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Master Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

5

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2010

EXPENSE TABLES

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
U.S. Large Cap Value Portfolio II
Actual Fund Return	$1,000.00	$ 975.00	0.17%	$0.85
Hypothetical 5% Annual Return	$1,000.00	$1,024.35	0.17%	$0.87

6

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
DFA International Value Portfolio II
Actual Fund Return	$1,000.00	$1,062.70	0.29%	$1.51
Hypothetical 5% Annual Return	$1,000.00	$1,023.74	0.29%	$1.48

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund.

The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

7

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedules of Portfolio Holdings for the underlying Master Funds’ holdings which reflect the investments by category.

Affiliated Investment Companies
U.S. Large Cap Value Portfolio II	100.0%
DFA International Value Portfolio II	100.0%

8

SCHEDULES OF INVESTMENTS

October  31, 2010

U.S. LARGE CAP VALUE PORTFOLIO II

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company	$112,597,523

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY
(Cost $88,890,788)	$112,597,523

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$112,597,523	—	—	$112,597,523

DFA INTERNATIONAL VALUE PORTFOLIO II

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust Company	$136,063,393

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY
(Cost $103,033,728)	$136,063,393

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$136,063,393	—	—	$136,063,393

See accompanying Notes to Financial Statements.

9

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	U.S. Large Cap Value Portfolio II	DFA International Value Portfolio II
ASSETS:
Investments in Affiliated Investment Companies at Value	$112,598	$136,063
Receivables:
Affiliated Investment Companies Sold	183	226
Prepaid Expenses and Other Assets	12	13

Total Assets	112,793	136,302

LIABILITIES:
Payables:
Fund Shares Redeemed	183	226
Due to Advisor	1	1
Accrued Expenses and Other Liabilities	8	10

Total Liabilities	192	237

NET ASSETS	$112,601	$136,065

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	12,735,947	20,546,900

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$8.84	$6.62

Investment in Affiliated Investment Companies at Cost	$88,891	$103,034

NET ASSETS CONSIST OF:
Paid-In Capital	$130,916	$94,989
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	318	429
Accumulated Net Realized Gain (Loss)	(42,340)	7,599
Net Unrealized Foreign Exchange Gain (Loss)	—	19
Net Unrealized Appreciation (Depreciation)	23,707	33,029

NET ASSETS	$112,601	$136,065

(1) NUMBER OF SHARES AUTHORIZED	300,000,000	300,000,000

See accompanying Notes to Financial Statements.

10

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	U.S. Large Cap Value Portfolio II	DFA International Value Portfolio II
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0 and $331, respectively)	$2,292	$3,649
Interest	—	1
Income from Securities Lending	53	180
Expenses Allocated from Affiliated Investment Companies	(127)	(324)

Total Investment Income	2,218	3,506

Expenses
Administrative Services Fees	11	14
Accounting & Transfer Agent Fees	14	14
Filing Fees	18	18
Shareholders’ Reports	18	22
Directors’/Trustees’ Fees & Expenses	1	1
Professional Fees	3	3
Other	3	4

Total Expenses	68	76

Net Investment Income (Loss)	2,150	3,430

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	8,367	7,616
Foreign Currency Transactions	—	(10)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	8,471	2,315
Translation of Foreign Currency Denominated Amounts	—	14

Net Realized and Unrealized Gain (Loss)	16,838	9,935

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,988	$13,365

Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

11

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Large Cap Value Portfolio II		DFA International Value Portfolio II
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$2,150	$2,023	$3,430	$3,565
Net Realized Gain (Loss) on:
Investment Securities Sold	8,367	(49,627)	7,616	1,232
Futures	—	—	—	(33)
Foreign Currency Transactions	—	—	(10)	86
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	8,471	56,943	2,315	29,899
Translation of Foreign Currency Denominated Amounts	—	—	14	5

Net Increase (Decrease) in Net Assets Resulting from Operations	18,988	9,339	13,365	34,754

Distributions From:
Net Investment Income	(2,080)	(2,293)	(3,455)	(3,548)
Net Short-Term Gains	—	—	(1,217)	—
Net Long-Term Gains	—	(40,902)	—	(63,588)

Total Distributions	(2,080)	(43,195)	(4,672)	(67,136)

Capital Share Transactions (1):
Shares Issued	15,564	15,401	13,776	20,479
Shares Issued in Lieu of Cash Distributions	2,080	43,195	4,672	67,136
Shares Redeemed	(22,857)	(18,603)	(34,974)	(24,551)

Net Increase (Decrease) from Capital Share Transactions	(5,213)	39,993	(16,526)	63,064

Total Increase (Decrease) in Net Assets	11,695	6,137	(7,833)	30,682
Net Assets
Beginning of Period	100,906	94,769	143,898	113,216

End of Period	$112,601	$100,906	$136,065	$143,898

(1) Shares Issued and Redeemed:
Shares Issued	1,826	2,286	2,199	3,777
Shares Issued in Lieu of Cash Distributions	256	6,967	801	14,796
Shares Redeemed	(2,763)	(2,864)	(5,738)	(5,062)

Net Increase (Decrease) from Shares Issued and Redeemed	(681)	6,389	(2,738)	13,511

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$318	$248	$429	$464

See accompanying Notes to Financial Statements.

12

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

U.S. Large Cap Value Portfolio II	DFA International Value Portfolio II

Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$7.52	$13.48	$22.87	$23.80	$20.53	$18.13	$6.18	$11.58	$23.73	$21.13	$16.50	$14.69

Income from Investment Operations
Net Investment Income (Loss)	0.16	(A)	0.15	(A)	0.27	(A)	0.33	(A)	0.38	(A)	0.30	0.15	(A)	0.17	(A)	0.54	(A)	0.70	(A)	0.65	(A)	0.48
Net Gains (Losses) on Securities
(Realized and Unrealized)	1.32	0.03	(8.10)	(0.39)	3.29	2.32	0.50	1.23	(11.35)	2.88	5.01	1.76

Total from Investment
Operations	1.48	0.18	(7.83)	(0.06)	3.67	2.62	0.65	1.40	(10.81)	3.58	5.66	2.24
Less Distributions
Net Investment Income	(0.16)	(0.25)	(0.37)	(0.34)	(0.35)	(0.22)	(0.16)	(0.21)	(0.84)	(0.64)	(0.64)	(0.41)
Net Realized Gains	—	(5.89)	(1.19)	(0.53)	(0.05)	—	(0.05)	(6.59)	(0.50)	(0.34)	(0.39)	(0.02)

Total Distributions	(0.16)	(6.14)	(1.56)	(0.87)	(0.40)	(0.22)	(0.21)	(6.80)	(1.34)	(0.98)	(1.03)	(0.43)

Net Asset Value, End of Period	$8.84	$7.52	$13.48	$22.87	$23.80	$20.53	$6.62	$6.18	$11.58	$23.73	$21.13	$16.50

Total Return	19.87%	11.79%	(36.60	)%(C)	(0.34)%	18.16%	14.57%	11.03%	35.34%	(47.93	)%(C)	17.29%	35.74%	15.50%

Net Assets, End of Period (thousands)	$112,601	$100,906	$94,769	$470,014	$492,916	$345,171	$136,065	$143,898	$113,216	$762,763	$621,214	$340,467
Ratio of Expenses to Average Net Assets (D)	0.18%	0.23%	0.16	%(B)	0.14%	0.16%	0.18%	0.29%	0.33%	0.26	%(B)	0.25%	0.27%	0.31%
Ratio of Net Investment Income to Average Net Assets	1.95%	2.32%	1.44	%(B)	1.36%	1.74%	1.60%	2.49%	3.10%	2.84	%(B)	3.02%	3.41%	3.06%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

13

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which U.S. Large Cap Value Portfolio II and DFA International Value Portfolio II (the “Portfolios”) are presented in this report.

U.S. Large Cap Value Portfolio II and DFA International Value Portfolio II primarily invest their assets in The U.S. Large Cap Value Series and The DFA International Value Series (the “Series”), respectively, each a corresponding series of The DFA Investment Trust Company. At October 31, 2010, U.S. Large Cap Value Portfolio II and DFA International Value Portfolio II owned 1% and 2% of their respective Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolios.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the fund is a result of the treatment of a partnership for book purposes. The Series/Portfolios will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

On November 1, 2008, The DFAInternational Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates,

prepayment speeds, credit risk, etc.)

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—    Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolios’ investment reflects its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments is disclosed at the end of the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolios did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

3.    Other:    The Portfolios recognize their pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and foreign currency from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolios are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Portfolios, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended October 31, 2010, the Portfolios’ administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.01% of average daily net assets of the Portfolios.

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Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund to the CCO were $29 (in thousands). The total related amounts paid by the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

U.S. Large Cap Value Portfolio II	$3
DFA International Value Portfolio II	4

E. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010 were classified to the following accounts. The reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
U.S. Large Cap Value Portfolio II	—	—
DFA International Value Portfolio II	$(10)	$10

The tax character of dividends and distributions declared and paid during the year ended October 31, 2009 and the year ended October 31, 2010, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Large Cap Value Portfolio II
2009	$2,299	$40,896	$43,195
2010	2,080	—	2,080
DFA International Value Portfolio II
2009	3,552	63,584	67,136
2010	4,672	—	4,672

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At October 31, 2010, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Loss)
U.S. Large Cap Value Portfolio II	$322	—	$(42,340)	$(42,018)
DFA International Value Portfolio II	876	$7,158	—	8,034

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2010, the U.S. Large Cap Value Portfolio II had capital loss carryforwards of $42,340 (in thousands) available to offset future realized capital gains through October 31, 2017. As of October 31, 2010, the DFA International Value Portfolio II had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2010, U.S. Large Cap Value Portfolio II utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the amount of $8,367 (in thousands).

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
U.S. Large Cap Value Portfolio II	$88,891	$25,617	$(1,910)	$23,707
DFA International Value Portfolio II	103,038	37,558	(4,533)	33,025

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be in a tax return. Management has analyzed the Portfolios’ tax position and has concluded that no provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date. As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the

17

master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

F. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011. There were no borrowings by the Portfolios under this line of credit during the year ended October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011. There were no borrowings by the Portfolios under this line of credit during the year ended October 31, 2010.

G. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of the duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

I. Other:

At October 31, 2010, two shareholders held 100% of the outstanding shares of the Portfolios.

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The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

J. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

A class action complaint (the “Complaint”) has been filed in the bankruptcy case of the Tribune Company (the “Tribune”) in the United States Bankruptcy Court for the District of Delaware. The Complaint is against The U.S. Large Cap Value Series and all other Tribune shareholders as a group, which includes hundreds of mutual funds, institutional investors and others who sold shares of Tribune in 2007 when the Tribune became private in a leveraged buyout transaction (the “LBO Transaction”). The U.S. Large Cap Value Series, and all shareholders who participated in the LBO Transaction, received cash in the amount of $34 per share. The Complaint alleges that this transfer violated the rights of creditors and that the cash paid to shareholders in connection with the LBO Transaction should be paid back to the Tribune’s bankruptcy estate and used to pay creditors.

Litigation counsel to The U.S. Large Cap Value Series does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the lawsuit or quantify the potential ultimate exposure to The U.S. Large Cap Value Series. However, even if the plaintiff in the lawsuit were to obtain the recovery it seeks, the amount would be less than 1% of The U.S. Large Cap Value Series’ net asset value at this time. The U.S. Large Cap Value Series’ litigation counsel does not believe at this time that recovery of the full amount the plaintiff seeks is a likely outcome.

Since The U.S. Large Cap Value Series cannot predict with reasonable specificity what the actual outcome of the lawsuit may be or what the size of The U.S. Large Cap Value Series might be at the time the outcome of the lawsuit may be determined, no deduction from the net asset value of The U.S. Large Cap Value Series will be made at this time. Therefore, at this time, those buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on net asset value of The U.S. Large Cap Value Series, with no deduction relating to the lawsuit. The attorneys’ fees and costs relating to the lawsuit will be taken as expenses by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Large Cap Value Portfolio II and DFA International Value Portfolio II (constituting portfolios within Dimensional Investment Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2010

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THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

21

THE DFA INVESTMENT TRUST COMPANY

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34%. Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell 1000® Growth Index outperformed those represented by the Russell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2010
Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010
Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the

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U.S. Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Domestic Equity Series’ Performance Overview

The U.S. Large Cap Value Series

The U.S. Large Cap Value Series seeks to capture the returns of U.S. large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Series held 211 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2010, total returns were 19.96% for the Series and 15.72% for the Russell 1000® Value Index. Relative to the Index, the Series’ higher concentration in securities with the most prominent value characteristics and composition differences among the Series’ value stocks added approximately 4.2% to the relative performance. Differences in allocation and composition between the Series and the Index across the market capitalization segments contributed to the outperformance, particularly the Series’ smaller allocation to the largest stocks and the composition of those stocks which added approximately 2.9% to the relative performance. The Series’ exclusion of REITs had a negative impact of approximately 0.7% relative to the Index as REITs was the best-performing sector over the period.

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010, was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61%.

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010
U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Growth Index	6.38%
MSCI World ex USA Value Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

12 Months Ended October 31, 2010
Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%

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12 Months Ended October 31, 2010
Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

International Equity Series’ Performance Overview

The DFA International Value Series

The DFA International Value Series seeks to capture the returns of international large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track any specific equity index. As of October 31, 2010, the Series held 528 stocks in 23 developed countries. In general the portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2010, total returns were 11.13% for the Series and 9.61% for the MSCI World ex USA Index (net dividends). The MSCI Standard benchmarks indicate that on the whole, growth stocks outperformed value stocks in international developed markets during the period. However, stocks in the deeper value segment of the market outperformed growth stocks on average. The Series’ greater allocation than the Index to these deeper value stocks contributed to relative performance. An additional component of the Series’ outperformance was due to differences in valuation timing and methodology between the Portfolio and the Index. The Series prices foreign exchange rates at the closing of U.S. markets, while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets, while the Index uses local market closing prices.

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THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2010

EXPENSE TABLES

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$975.20	0.11%	$0.55
Hypothetical 5% Annual Return	$1,000.00	$1,024.65	0.11%	$0.56

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DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
The DFA International Value Series
Actual Fund Return	$1,000.00	$1,063.80	0.24%	$1.25
Hypothetical 5% Annual Return	$1,000.00	$1,024.00	0.24%	$1.22

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

26

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31.The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

The U.S. Large Cap Value Series
Consumer Discretionary	18.2%
Consumer Staples	7.8%
Energy	15.5%
Financials	21.4%
Health Care	8.9%
Industrials	14.1%
Information Technology	3.3%
Materials	3.4%
Telecommunication Services	6.2%
Utilities	1.2%

100.0%

The DFA International Value Series
Consumer Discretionary	15.8%
Consumer Staples	6.0%
Energy	10.1%
Financials	31.6%
Health Care	1.2%
Industrials	10.2%
Information Technology	3.6%
Materials	11.7%
Other	—
Telecommunication Services	7.6%
Utilities	2.2%

100.0%

27

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (90.0%)
Consumer Discretionary — (16.4%)
#*Carnival Corp.	2,792,987	$120,573,249	1.4%
CBS Corp. Class B	3,870,469	65,527,040	0.7%
#*Comcast Corp. Class A	11,535,742	237,405,570	2.7%
Comcast Corp. Special Class A	3,843,964	74,303,824	0.8%
#*Liberty Media Corp. Interactive Class A	3,585,265	52,918,511	0.6%
#*News Corp. Class A	8,601,307	124,374,899	1.4%
#News Corp. Class B	3,247,295	52,216,504	0.6%
*Time Warner Cable, Inc.	2,004,056	115,974,721	1.3%
*Time Warner, Inc.	6,251,359	203,231,681	2.3%
#Walt Disney Co. (The)	3,195,385	115,385,352	1.3%
Other Securities		436,691,700	5.0%

Total Consumer Discretionary		1,598,603,051	18.1%

Consumer Staples — (7.0%)
*Archer-Daniels-Midland Co.	2,712,432	90,378,234	1.0%
#*CVS Caremark Corp.	6,345,280	191,119,834	2.2%
#Kraft Foods, Inc.	5,204,766	167,957,799	1.9%
Other Securities		236,916,702	2.7%

Total Consumer Staples		686,372,569	7.8%

Energy — (14.0%)
#*Anadarko Petroleum Corp.	2,760,568	169,968,172	1.9%
#Chesapeake Energy Corp.	3,103,882	67,354,239	0.8%
*Chevron Corp.	999,295	82,551,760	0.9%
#*ConocoPhillips	5,935,876	352,591,034	4.0%
Hess Corp.	1,348,669	85,006,607	1.0%
*Marathon Oil Corp.	3,475,819	123,634,882	1.4%
National-Oilwell, Inc.	1,945,893	104,611,208	1.2%
*Valero Energy Corp.	2,637,648	47,345,782	0.5%
Other Securities		333,750,889	3.8%

Total Energy		1,366,814,573	15.5%

Financials — (19.2%)
*Bank of America Corp.	19,776,300	226,240,872	2.6%
#*Capital One Financial Corp.	2,303,387	85,847,234	1.0%
*Citigroup, Inc.	66,697,025	278,126,594	3.1%
CME Group, Inc.	293,931	85,137,114	1.0%
#*Hartford Financial Services Group, Inc.	1,998,882	47,933,190	0.5%
*Loews Corp.	2,592,160	102,338,477	1.2%
#*MetLife, Inc.	4,397,300	177,343,109	2.0%
*Morgan Stanley	2,707,152	67,326,870	0.8%
#*Prudential Financial, Inc.	2,043,858	107,466,054	1.2%
#*SunTrust Banks, Inc.	2,311,090	57,823,472	0.7%
#Travelers Cos., Inc. (The)	1,196,594	66,051,989	0.7%
Other Securities		576,347,243	6.5%

Total Financials		1,877,982,218	21.3%

Health Care — (8.0%)
*Aetna, Inc.	1,935,699	57,799,972	0.7%
*Pfizer, Inc.	10,541,551	183,422,987	2.1%
*Thermo Fisher Scientific, Inc.	1,915,352	98,487,400	1.1%
#UnitedHealth Group, Inc.	2,647,609	95,446,304	1.1%
*WellPoint, Inc.	2,580,122	140,203,829	1.6%
Other Securities		205,647,709	2.3%

Total Health Care		781,008,201	8.9%

28

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (12.7%)
*CSX Corp.	2,287,204	$140,548,686	1.6%
General Electric Co.	19,264,818	308,622,384	3.5%
*Norfolk Southern Corp.	2,186,220	134,430,668	1.5%
#*Northrop Grumman Corp.	1,926,678	121,785,316	1.4%
*Southwest Airlines Co.	4,316,432	59,394,104	0.7%
*Union Pacific Corp	2,835,808	248,643,645	2.8%
Other Securities		224,330,398	2.5%

Total Industrials		1,237,755,201	14.0%

Information Technology — (2.9%)
Other Securities		287,523,914	3.3%

Materials — (3.1%)
#*Alcoa, Inc.	5,082,514	66,733,409	0.7%
*International Paper Co.	2,298,491	58,105,852	0.7%
Other Securities		178,601,082	2.0%

Total Materials		303,440,343	3.4%

Telecommunication Services — (5.6%)
*AT&T, Inc.	11,515,790	328,200,015	3.7%
#*CenturyLink, Inc	1,178,012	48,746,137	0.6%
*Sprint Nextel Corp.	13,734,331	56,585,444	0.6%
*Verizon Communications, Inc.	2,096,010	68,057,445	0.8%
Other Securities		43,693,274	0.5%

Total Telecommunication Services		545,282,315	6.2%

Utilities — (1.1%)
*Public Service Enterprise Group, Inc.	1,668,763	53,984,483	0.6%
Other Securities		51,447,310	0.6%

Total Utilities		105,431,793	1.2%

TOTAL COMMON STOCKS		8,790,214,178	99.7%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	32,140,674	32,140,674	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (9.7%)
§@DFA Short Term Investment Fund	936,367,625	936,367,625	10.6%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $4,388,158 FNMA 3.500%, 10/01/20, valued at $4,590,901) to be repurchased at $4,457,270	$4,457	4,457,185	0.1%

TOTAL SECURITIES LENDING COLLATERAL		940,824,810	10.7%

TOTAL INVESTMENTS — (100.0%) (Cost $7,923,085,138)		$9,763,179,662	110.7%

29

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,598,603,051	—	—	$1,598,603,051
Consumer Staples	686,372,569	—	—	686,372,569
Energy	1,366,814,573	—	—	1,366,814,573
Financials	1,877,982,218	—	—	1,877,982,218
Health Care	781,008,201	—	—	781,008,201
Industrials	1,237,755,201	—	—	1,237,755,201
Information Technology	287,523,914	—	—	287,523,914
Materials	303,440,343	—	—	303,440,343
Telecommunication Services	545,282,315	—	—	545,282,315
Utilities	105,431,793	—	—	105,431,793
Temporary Cash Investments	32,140,674	—	—	32,140,674
Securities Lending Collateral	—	$940,824,810	—	940,824,810

TOTAL	$8,822,354,852	$940,824,810	—	$9,763,179,662

See accompanying Notes to Financial Statements.

30

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.2%)
AUSTRALIA — (5.0%)
Australia & New Zealand Banking Group, Ltd.	2,206,006	$53,819,204	0.8%
#National Australia Bank, Ltd.	2,107,947	52,758,343	0.8%
Wesfarmers, Ltd.	2,331,991	75,875,057	1.1%
Other Securities		224,889,210	3.2%

TOTAL AUSTRALIA		407,341,814	5.9%

AUSTRIA — (0.4%)
Other Securities		29,957,894	0.4%

BELGIUM — (0.6%)
Other Securities		46,661,837	0.7%

CANADA — (9.6%)
#Encana Corp.	2,051,015	57,936,800	0.9%
#Sun Life Financial, Inc.	1,367,335	38,691,331	0.6%
#Suncor Energy, Inc.	2,191,586	70,223,581	1.0%
#Talisman Energy, Inc.	2,353,184	42,661,410	0.6%
Teck Resources, Ltd. Class B	1,418,230	63,409,440	0.9%
#Thomson Reuters Corp.	1,832,184	69,971,141	1.0%
#TransCanada Corp.	1,941,948	71,725,837	1.0%
Other Securities		358,917,190	5.2%

TOTAL CANADA		773,536,730	11.2%

DENMARK — (1.3%)
Other Securities		108,243,005	1.6%

FINLAND — (0.8%)
Other Securities		61,678,555	0.9%

FRANCE — (7.0%)
AXA SA	2,818,397	51,399,167	0.8%
BNP Paribas SA	607,569	44,441,191	0.6%
Cie de Saint-Gobain SA	875,747	41,144,800	0.6%
GDF Suez SA	1,019,150	40,722,357	0.6%
Societe Generale Paris SA	1,074,333	64,422,284	0.9%
Vivendi SA	2,798,643	79,971,735	1.2%
Other Securities		244,435,064	3.5%

TOTAL FRANCE		566,536,598	8.2%

GERMANY — (7.9%)
Allianz SE	481,474	60,300,624	0.9%
Bayerische Motoren Werke AG	915,762	65,634,885	1.0%
*Daimler AG	2,088,586	138,020,977	2.0%
Deutsche Bank AG	987,090	56,862,241	0.8%
Deutsche Telekom AG	2,852,483	41,282,568	0.6%
#Deutsche Telekom AG Sponsored ADR	3,099,741	44,667,268	0.6%
Munchener Rueckversicherungs-Gesellschaft AG	412,644	64,496,557	0.9%
Other Securities		169,733,757	2.5%

TOTAL GERMANY		640,998,877	9.3%

GREECE — (0.1%)
Other Securities		8,298,682	0.1%

HONG KONG — (1.5%)
Hutchison Whampoa, Ltd.	5,621,000	55,586,897	0.8%
Other Securities		65,265,505	0.9%

TOTAL HONG KONG		120,852,402	1.7%

31

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (0.1%)
Other Securities		$4,941,532	0.1%

ISRAEL — (0.4%)
Other Securities		29,466,537	0.4%

ITALY — (1.8%)
Intesa Sanpaolo SpA	10,656,633	37,481,113	0.5%
#UniCredit SpA	15,858,749	41,344,820	0.6%
Other Securities		69,762,927	1.0%

TOTAL ITALY		148,588,860	2.1%

JAPAN — (17.3%)
FUJIFILM Holdings Corp.	1,327,000	44,270,853	0.6%
#Nissan Motor Co., Ltd.	4,831,600	42,464,027	0.6%
#Sony Corp. Sponsored ADR	1,801,665	60,968,344	0.9%
#Sumitomo Corp.	3,241,900	41,045,075	0.6%
Other Securities		1,210,511,398	17.5%

TOTAL JAPAN		1,399,259,697	20.2%

MALAYSIA — (0.0%)
Other Securities		—	0.0%

NETHERLANDS — (3.3%)
#ArcelorMittal NV	2,446,831	79,175,937	1.2%
*ING Groep NV	3,356,113	35,906,230	0.5%
Koninklijke Philips Electronics NV	2,087,065	63,660,707	0.9%
Other Securities		84,238,184	1.2%

TOTAL NETHERLANDS		262,981,058	3.8%

NEW ZEALAND — (0.1%)
Other Securities		4,293,061	0.1%

NORWAY — (1.0%)
Other Securities		84,129,497	1.2%

PORTUGAL — (0.1%)
Other Securities		8,195,419	0.1%

SINGAPORE — (1.4%)
Other Securities		109,763,918	1.6%

SPAIN — (2.1%)
#Repsol YPF SA Sponsored ADR	1,432,181	39,657,092	0.6%
Other Securities		130,802,294	1.9%

TOTAL SPAIN		170,459,386	2.5%

SWEDEN — (2.6%)
#Nordea Bank AB	5,498,608	60,543,289	0.9%
Other Securities		150,105,334	2.1%

TOTAL SWEDEN		210,648,623	3.0%

SWITZERLAND — (5.7%)
Compagnie Financiere Richemont SA Series A	897,817	44,781,503	0.6%
Credit Suisse Group AG	1,085,706	44,946,721	0.7%
#Holcim, Ltd. AG	739,477	46,066,677	0.7%
Swiss Reinsurance Co., Ltd. AG	931,611	44,761,229	0.6%
#*UBS AG	3,710,052	63,024,671	0.9%
Zurich Financial Services AG	322,634	78,954,165	1.1%
Other Securities		141,879,887	2.1%

TOTAL SWITZERLAND		464,414,853	6.7%

32

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (15.1%)
Aviva P.L.C.	7,396,866	$47,172,407	0.7%
#Barclays P.L.C. Sponsored ADR	4,180,831	73,791,667	1.1%
International Power P.L.C	6,483,180	43,257,401	0.6%
Kingfisher P.L.C.	10,285,817	39,184,977	0.6%
#Royal Dutch Shell P.L.C. ADR	3,170,896	203,952,031	2.9%
Vodafone Group P.L.C.	34,976,333	95,611,963	1.4%
#Vodafone Group P.L.C. Sponsored ADR	8,066,329	221,904,711	3.2%
William Morrison Supermarkets P.L.C	8,127,143	38,248,483	0.5%
Xstrata P.L.C.	3,843,909	74,469,535	1.1%
Other Securities		384,330,100	5.6%

TOTAL UNITED KINGDOM		1,221,923,275	17.7%

TOTAL COMMON STOCKS		6,883,172,110	99.5%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%,
11/01/10 (Collateralized by $21,850,000 FHLMC 4.00%,
12/15/38, valued at $20,355,375) to be repurchased at
$19,298,306	$19,298	19,298,000	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.6%)
§@DFA Short Term Investment Fund	1,175,802,100	1,175,802,100	17.0%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%,
11/01/10 (Collateralized by $42,295,271 FNMA 7.000%,
08/01/38, valued at $3,305,966)## to be repurchased at
$3,241,202	$3,241	3,241,143	0.0%

TOTAL SECURITIES LENDING COLLATERAL		1,179,043,243	17.0%

TOTAL INVESTMENTS — (100.0%) (Cost $6,502,731,182)		$8,081,513,353	116.8%

33

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$5,383,963	$401,957,851	—	$407,341,814
Austria	—	29,957,894	—	29,957,894
Belgium	3,727,334	42,934,503	—	46,661,837
Canada	773,536,730	—	—	773,536,730
Denmark	—	108,243,005	—	108,243,005
Finland	2,054,844	59,623,711	—	61,678,555
France	11,057,872	555,478,726	—	566,536,598
Germany	104,531,048	536,467,829	—	640,998,877
Greece	1,399,460	6,899,222	—	8,298,682
Hong Kong	—	120,852,402	—	120,852,402
Ireland	4,941,532	—	—	4,941,532
Israel	3,608,246	25,858,291	—	29,466,537
Italy	28,604,870	119,983,990	—	148,588,860
Japan	134,121,326	1,265,138,371	—	1,399,259,697
Malaysia	—	—	—	—
Netherlands	17,912,213	245,068,845	—	262,981,058
New Zealand	—	4,293,061	—	4,293,061
Norway	367,187	83,762,310	—	84,129,497
Portugal	—	8,195,419	—	8,195,419
Singapore	—	109,763,918	—	109,763,918
Spain	55,573,325	114,886,061	—	170,459,386
Sweden	10,464,260	200,184,363	—	210,648,623
Switzerland	50,892,561	413,522,292	—	464,414,853
United Kingdom	579,019,350	642,903,925	—	1,221,923,275
Temporary Cash Investments	—	19,298,000	—	19,298,000
Securities Lending Collateral	—	1,179,043,243	—	1,179,043,243

TOTAL	$1,787,196,121	$6,294,317,232	—	$8,081,513,353

See accompanying Notes to Financial Statements.

34

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands)

	The U.S. Large Cap Value Series	The DFA International Value Series
ASSETS:
Investments at Value (including $907,199 and $1,113,371 of securities on loan, respectively)	$8,790,214	$6,883,172
Temporary Cash Investments at Value & Cost	32,141	19,298
Collateral Received from Securities on Loan at Value & Cost	940,825	1,179,043
Foreign Currencies at Value	—	5,268
Cash	—	15
Receivables:
Investment Securities Sold	22,909	—
Dividends, Interest and Tax Reclaims	10,683	17,428
Securities Lending Income	552	314
Fund Shares Sold	—	817
Unrealized Gain on Foreign Currency Contracts	—	54

Total Assets	9,797,324	8,105,409

LIABILITIES:
Payables:
Upon Return of Securities Loaned	940,825	1,179,043
Investment Securities Purchased	34,042	4,564
Fund Shares Redeemed	4,926	403
Due to Advisor	725	1,168
Accrued Expenses and Other Liabilities	406	598

Total Liabilities	980,924	1,185,776

NET ASSETS	$8,816,400	$6,919,633

Investments at Cost	$6,950,120	$5,304,390

Foreign Currencies at Cost	$ —	$ 5,262

See accompanying Notes to Financial Statements.

35

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	The U.S. Large Cap Value Series	The DFA International Value Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0 and $15,467, respectively)	$ 172,913	$171,182
Interest	42	37
Income from Securities Lending	3,974	8,478

Total Investment Income	176,929	179,697

Expenses
Investment Advisory Services Fees	8,301	12,890
Accounting & Transfer Agent Fees	827	651
Custodian Fees	92	1,256
Shareholders’ Reports	49	38
Directors’/Trustees’ Fees & Expenses	78	62
Professional Fees	162	188
Other	74	130

Total Expenses	9,583	15,215

Net Investment Income (Loss)	167,346	164,482

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	638,095	360,748
Foreign Currency Transactions	—	(156)
Change in Unrealized Appreciation (Depreciation) of:
Investmtent Securities and Foreign Currency	678,724	182,952
Translation of Foreign Currency Denominated Amounts	—	537

Net Realized and Unrealized Gain (Loss)	1,316,819	544,081

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,484,165	$708,563

See accompanying Notes to Financial Statements.

36

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The U.S. Large Cap Value Series		The DFA International Value Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$167,346	$155,080	$164,482	$161,170
Net Realized Gain (Loss) on:
Investment Securities Sold	638,095	(122,113)	360,748	63,984
Futures	—	7,204	—	(1,125)
Foreign Currency Transactions	—	—	(156)	3,828
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	678,724	1,161,370	182,952	1,395,836
Futures	—	(29)	—	—
Translation of Foreign Currency Denominated Amounts	—	—	537	240

Net Increase (Decrease) in Net Assets Resulting from Operations	1,484,165	1,201,512	708,563	1,623,933

Transactions in Interest:
Contributions	512,765	734,173	611,794	449,410
Withdrawals	(688,930)	(1,166,648)	(592,688)	(581,716)

Net Increase (Decrease) from Transactions in Interest	(176,165)	(432,475)	19,106	(132,306)

Total Increase (Decrease) in Net Assets	1,308,000	769,037	727,669	1,491,627
Net Assets
Beginning of Period	7,508,400	6,739,363	6,191,964	4,700,337

End of Period	$8,816,400	$7,508,400	$6,919,633	$6,191,964

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The U.S. Large Cap Value Series†
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Total Return	19.96%	11.90%	(36.53	)%(C)	(0.32)%	18.16%	14.66%
Net Assets, End of Period (thousands)	$8,816,400	$7,508,400	$6,739,363		$10,159,322	$8,866,306	$5,831,587
Ratio of Expenses to Average Net Assets	0.12%	0.13%	0.11	%(B)	0.11%	0.12%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.02%	2.42%	1.97	%(B)	1.44%	1.68%	1.56%
Portfolio Turnover Rate	28%	29%	19	%(C)	9%	13%	9%

	The DFA International Value Series†
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Total Return	11.13%	35.41%	(47.87	)%(C)	17.32%	35.73%	15.61%
Net Assets, End of Period (thousands)	$6,919,633	$6,191,964	$4,700,337		$9,638,721	$7,457,252	$4,367,698
Ratio of Expenses to Average Net Assets	0.24%	0.24%	0.23	%(B)	0.23%	0.23%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.55%	3.22%	4.15	%(B)	3.04%	3.29%	2.71%
Portfolio Turnover Rate	20%	18%	16	%(C)	16%	8%	10%

See page 1 for the Definitions of Abbreviations and Footnotes.

† See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve investment portfolios, of which two (the “Series”) are presented in this report.

Effective December 31, 2008, The U.S. Large Cap Value Series and on November 1, 2008, The DFA International Value Series, respectively, each a master fund in a RIC/RIC master-feeder structure, elected with the consent of their respective Holder(s) to change their U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. Each Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined

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in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The DFA International Value Series (the “International Series”) will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally 1:00 p.m. PT) and the time that the net asset value of the International Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Series prices its shares at the close of the NYSE, the International Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Series’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the International Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the International Series. When the International Series uses fair value pricing, the values assigned to the International Series’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements.

Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolios did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Foreign Currency Translation:    Securities and other assets and liabilities of The DFA International Value Series whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates, and exchange gains or losses are realized upon ultimate receipt or disbursement.

The DFA International Value Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on The DFA International Value Series books and the U.S. dollar equivalent amounts actually received or paid.

3.    Deferred Compensation Plan:    Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of

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all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Trustee shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board of the Fund (unless the Trustee files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Trustees have requested or received a distribution of proceeds of a deferred fee account.

4.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The DFA International Value Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The DFA International Value Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Series. For the year ended October 31, 2010, the investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% and 0.20% of average daily net assets for The U.S. Large Cap Value Series and The DFA International Value Series, respectively.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Funds; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2010, the total related amounts paid by the Trust to the CCO were $68 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

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D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The U.S. Large Cap Value Series	$214
The DFA International Value Series	167

E. Purchases and Sales of Securities:

For the year ended October 31, 2010, the Series made the following purchases and sales of investment securities, other than short-term investments and U.S. government securities (amounts in thousands):

	Purchases	Sales
The U.S. Large Cap Value Series	$2,275,573	$2,324,050
The DFA International Value Series	1,456,793	1,277,745

There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series are treated as partnerships for Federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The U.S. Large Cap Value Series	$7,923,103	$1,950,355	$(110,278)	$1,840,077
The DFA International Value Series	6,502,935	1,696,236	(117,658)	1,578,578

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed each Series’ tax positions and has concluded that no provision for income tax is required in any Series’ financial statements. No Series is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date. As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008.

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On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

2.    Foreign Market Risks:    Investments in foreign markets may involve certain consideration and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

3.    Futures Contracts:    The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments

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and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period.

At October 31, 2010, the Series’ had no outstanding futures contracts.

H. Line of Credit:

The Series, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011.

For the year ended October 31, 2010, borrowings under this line of credit by the Series were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The U.S. Large Cap Value Series	1.97%	$8,884	25	$12	$25,114

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2010.

The Series, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the year ended October 31, 2010, borrowings under this line of credit by the Series were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The DFA International Value Series	0.94%	$3,278	14	$1	$6,386

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2010.

I. Securities Lending:

As of October 31, 2010, some of the Series had securities on loan to brokers/dealers, for which each Series received cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to

44

foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Each Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

L. Other:

The Series are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

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A class action complaint (the “Complaint”) has been filed in the bankruptcy case of the Tribune Company (the “Tribune”) in the United States Bankruptcy Court for the District of Delaware. The Complaint is against The U.S. Large Cap Value Series and all other Tribune shareholders as a group, which includes hundreds of mutual funds, institutional investors and others who sold shares of Tribune in 2007 when the Tribune became private in a leveraged buyout transaction (the “LBO Transaction”). The U.S. Large Cap Value Series, and all shareholders who participated in the LBO Transaction, received cash in the amount of $34 per share. The Complaint alleges that this transfer violated the rights of creditors and that the cash paid to shareholders in connection with the LBO Transaction should be paid back to the Tribune’s bankruptcy estate and used to pay creditors.

Litigation counsel to The U.S. Large Cap Value Series does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the lawsuit or quantify the potential ultimate exposure to The U.S. Large Cap Value Series. However, even if the plaintiff in the lawsuit were to obtain the recovery it seeks, the amount would be less than 1% of The U.S. Large Cap Value Series’ net asset value at this time. The U.S. Large Cap Value Series’ litigation counsel does not believe at this time that recovery of the full amount the plaintiff seeks is a likely outcome.

Since The U.S. Large Cap Value Series cannot predict with reasonable specificity what the actual outcome of the lawsuit may be or what the size of The U.S. Large Cap Value Series might be at the time the outcome of the lawsuit may be determined, no deduction from the net asset value of The U.S. Large Cap Value Series will be made at this time. Therefore, at this time, those buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on net asset value of The U.S. Large Cap Value Series, with no deduction relating to the lawsuit. The attorneys’ fees and costs relating to the lawsuit will be taken as expenses by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and

Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Cap Value Series and The DFA International Value Series (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodians, brokers, and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

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FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2010.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould and Myron S. Scholes. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were seven Performance Committee meetings held during the fiscal year ended October 31, 2010.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 63	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

48

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 71	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 69	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 57	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	86 portfolios in 4 investment companies

Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

49

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director,

Co-Chief Executive Officer

and President of DFAIDG,

DIG and DEM. Chairman,

Trustee, Co-Chief

Executive Officer and

President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 63

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	86 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc. and The DFA Investment Trust Company. Chairman, Director, President and Co- Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director of Dimensional Cayman Commodity Fund I Ltd. Chairman, and President of Dimensional SmartNest LLC and Dimensional SmartNest (U.S.) LLC.

Eduardo A. Repetto

Director, Co-Chief

Executive Officer and

Chief Investment Officer of

DFAIDG, DIG and DEM.

Trustee, Co-Chief

Executive Officer, Chief

Investment Officer and

Vice President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 43

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	86 portfolios in 4 investment companies

Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC and Dimensional Funds II PLC. Director of Dimensional Cayman Commodity Fund I Ltd.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

50

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 47	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 44	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 54	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 43	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Joseph H. Chi Vice President Age: 44	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 61	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 44	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 53	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 53	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard Vice President Age: 38	Since 2010

Vice President of all the DFA Entities. Research Associate for Dimensional (since August 2008). Formerly, Research Assistant for Dimensional from April 2006-August 2008. Prior to April 2006, Manager at Hilton Hotels Corp. (September 2004-April 2006).

51

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Robert W. Dintzner Vice President Age: 40	Since 2001	Vice President of all the DFA Entities.
Beth Ann Dranguet Vice President Age: 40	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since July 2007). Formerly, Associate at Vinson & Elkins LLP (September 1999-July 2007).
Kenneth N. Elmgren Vice President Age: 56	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 45	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 49	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Jeremy P. Freeman Vice President Age: 39	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 43	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 36	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Joel H. Hefner Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie C. Henderson Vice President and Fund Controller Age: 36	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin B. Hight Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2001).

52

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Patrick M. Keating Vice President Age: 55	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.
David M. Kershner Vice President Age: 39	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since June 2004).
Joseph F. Kolerich Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 43	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 35	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Juliet Lee Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Apollo D. Lupescu Vice President Age: 41	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional (since February 2004).
Kenneth M. Manell Vice President Age: 37	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2006). Formerly, Assistant General Counsel at Castle & Cooke (January 2004-September 2006).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 40	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 53	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 46	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian A. Newton Vice President Age: 35	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

53

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carolyn L. O Vice President Age: 36	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2007). Prior to September 2007, Associate at K&L Gates LLP (January 2004-September 2007).
Gerard K. O’Reilly Vice President Age: 33	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 36	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Kyle K. Ozaki Vice President Age: 32	Since 2010

Vice President of all the DFA Entities. Senior Compliance Officer for Dimensional (since Januay 2008). Formerly, Compliance Officer (February 2006-December 2007) and Compliance Analyst (August 2004-January 2006) for Dimensional.

Carmen E. Palafox Vice President Age: 36	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya K. Park Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.
David A. Plecha Vice President Age: 49	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Theodore W. Randall Vice President Age: 37	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 39	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

Julie A. Saft Vice President Age: 51	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional (since July 2008). Formerly, Senior Manager at Vanguard (November 1997-July 2008).
David E. Schneider Vice President Age: 64	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Walid A. Shinnawi Vice President Age: 48	Since 2010	Vice President of all the DFA Entities. Regional Director for Dimensional (since March 2006). Formerly, Senior Manager at Moody’s KMV (1999-March 2006).
Bruce A. Simmons Vice President Age: 45	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Edward R. Simpson Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 54	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

54

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carl G. Snyder Vice President Age: 47	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 62	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 37	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 52	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 44	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh Vice President Age: 40	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Weston J. Wellington Vice President Age: 59	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Ryan J. Wiley Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 55	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

55

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

56

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2009 to October 31, 2010, the Portfolio is designating the following items with regard to distributions paid during the period. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Foreign Tax Credit(3)	Foreign Source Income(4)	Qualifying Interest Income(5)	Qualifying Short-Term Capital Gain(6)
U.S. Large Cap Value Portfolio II	100%	—	—	100%	100%	100%	—	—	100%	100%
DFA International Value Portfolio II	74%	26%	—	100%	100%	100%	3%	85%	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(3)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(4)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of Investment Company taxable income (the total of short-term capital gain and net investment income distributions).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

57

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DFA103110-009A

ANNUAL REPORT

year ended: October 31, 2010

Dimensional Investment Group Inc.

DFA International Value Portfolio III

U.S. Large Cap Value Portfolio III

Tax-Managed U.S. Marketwide Value Portfolio II

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

November 2010

Dear Fellow Shareholder,

In 2011, Dimensional celebrates its thirtieth anniversary. Our growth — from a start-up business working out of my Brooklyn apartment to a global investment firm with offices in six countries — has been greater than we could ever have predicted. We take a lot of pride in what we have been able to accomplish.

The Dimensional business model, at its most basic, is about ideas and the implementation of those ideas. We’ve built Dimensional on a set of ideas that have revolutionized finance over the last fifty years. We work closely with academics like Gene Fama, Ken French, and Robert Merton who have been at the forefront in developing the field of modern finance. This great partnership with leading thinkers has carried us over the last thirty years. It is the principle of comparative advantage at its best. The thinkers work on developing the ideas, and we find the best ways to implement those ideas for our clients.

Working together with academics and our clients, we have helped change the world. It’s great to know that it is still possible to do well by doing good.

Sincerely,

David G. Booth
Chairman and Co-Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

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DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedule of Portfolio Holdings

Investment Abbreviations

ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
P.L.C.	Public Limited Company

Investment Footnotes

†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
§	Affiliated Fund.
##	Par amount of collateral is a part of a pooled collateral facility. Value is indicative of the value allocated to this Series as a part of this facility.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Funds.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
REIT	Real Estate Investment Trust
RIC	Registered Investment Company
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

2

DIMENSIONAL INVESTMENT GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010 was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61% .

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Value Index	6.38%
MSCI World ex USA Growth Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Master-Feeder Structure

The portfolio described below, called a “Feeder Fund,” does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a “Master Fund.” The Master Fund, in turn, purchase stocks and/or other securities.

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International Equity Portfolio Performance Overview

DFA International Value Portfolio III

The DFA International Value Portfolio III seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track any specific equity index. As of October 31, 2010, the Master Fund held 528 stocks in 23 developed countries. In general, the Master Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2010, total returns were 11.05% for the Portfolio and 9.61% for the MSCI World ex USA Index (net dividends). The MSCI Standard benchmarks indicate that on the whole, growth stocks outperformed value stocks in international developed markets during the period. However, stocks in the deeper value segment of the market outperformed growth stocks on average. The Master Fund’s greater allocation than the Index to these deeper value stocks contributed to relative performance. An additional component of the Portfolio’s outperformance is due to differences in valuation timing and methodology between the Master Fund and the Index. The Master Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Master Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34% . Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell 1000® Growth Index outperformed those represented by the Rus-sell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35% . Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2010

Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

4

Total Return for 12 Months Ended October 31, 2010

Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the U.S. Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Master-Feeder Structure

The portfolios described below, called “Feeder Funds,” do not buy individual securities directly; instead, these portfolios invest in corresponding funds called “Master Funds.” Master Funds, in turn, purchase stocks and/or other securities.

U.S. Large Cap Value Portfolio III

The U.S. Large Cap Value Portfolio III seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Master Fund held 211 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2010, total returns were 19.96% for the Portfolio and 15.72% for the Russell 1000® Value Index. Relative to the Index, the Master Fund’s higher concentration in securities with the most prominent value characteristics and composition differences among the Master Fund’s value stocks added approximately 4.2% to the relative performance. Differences in allocation and composition between the Master Fund and the Index across the market capitalization segments contributed to the outperformance, particularly the Master Fund’s smaller allocation to the largest stocks and the composition of those stocks which added approximately 2.9% to the relative performance. The Master Fund’s exclusion of REITs had a negative impact of approximately 0.7% relative to the Index as REITs was the best-performing sector over the period.

Tax-Managed U.S. Marketwide Value Portfolio II

The Tax-Managed U.S. Marketwide Value Portfolio II seeks to capture the returns of U.S. value stocks by purchasing shares of a Master Fund that invests in such stocks. The Portfolio also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to U.S. value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2010, the Portfolio through its investment in the Master Fund, was exposed to 1,206 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

5

As a result of the Master Fund’s diversified investment approach, performance principally was determined by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 20.47% for the Portfolio and 16.41% for the Russell 3000® Value Index. Relative to the Index, the Master Fund’s higher concentration in securities with the most prominent value characteristics and somewhat greater exposure to small cap securities drove outperformance. The Master Fund is more inclusive than the Index across the market capitalization segments in the micro cap range. This greater exposure to micro cap stocks and the composition of those stocks contributed to the Portfolio’s outperformance. Overall, the Master Fund holds nearly 800 fewer securities and therefore composition effects between the Portfolio and the Index are common. During this period the composition effects contributed to outperformance. The Master Fund’s exclusion of REITs had a negative impact of approximately 0.8% relative to the Index as REITs was the best-performing sector over the period.

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DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

EXPENSE TABLES	Six Months Ended October 31, 2010

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*

DFA International Value Portfolio III
Actual Fund Return	$1,000.00	$1,063.50	0.26%	$1.35
Hypothetical 5% Annual Return	$1,000.00	$1,023.89	0.26%	$1.33

U.S. Large Cap Value Portfolio III
Actual Fund Return	$1,000.00	$ 975.20	0.13%	$0.65
Hypothetical 5% Annual Return	$1,000.00	$1,024.55	0.13%	$0.66

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DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*

Tax-Managed U.S. Marketwide Value Portfolio II
Actual Fund Return	$1,000.00	$ 974.40	0.23%	$1.14
Hypothetical 5% Annual Return	$1,000.00	$1,024.05	0.23%	$1.17

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average ac- count value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

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DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Funds’ holdings which reflect the investments by category.

Affiliated Investment Companies
DFA International Value Portfolio III	100.0%
U.S. Large Cap Value Portfolio III	100.0%
Tax-Managed U.S. Marketwide Value Portfolio II	100.0%

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DIMENSIONAL INVESTMENT GROUP INC.

SCHEDULES OF INVESTMENTS

October 31, 2010

DFA INTERNATIONAL VALUE PORTFOLIO III

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust Company	$1,160,535,917

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $887,718,764)	$1,160,535,917

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$1,160,535,917	—	—	$1,160,535,917

U.S. LARGE CAP VALUE PORTFOLIO III

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company	$1,714,374,972

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $1,354,561,508)	$1,714,374,972

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$1,714,374,972	—	—	$1,714,374,972

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

SCHEDULE OF INVESTMENTS

October 31, 2010

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Tax-Managed U.S. Marketwide Value Series of The DFA Investment Trust Company	$773,445,774

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $683,211,940)	$773,445,774

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$773,445,774	—	—	$773,445,774

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	DFA International Value Portfolio III	U.S. Large Cap Value Portfolio III	Tax-Managed U.S. Marketwide Value Portfolio II
ASSETS:
Investments in Affiliated Investment Companies at Value	$1,160,536	$1,714,375	$773,446
Receivables:
Affiliated Investment Companies Sold	168	189	—
Fund Shares Sold	220	438	750
Prepaid Expenses and Other Assets	23	25	23

Total Assets	1,160,947	1,715,027	774,219

LIABILITIES:
Payables:
Affiliated Investment Companies Purchased	—	—	639
Fund Shares Redeemed	388	627	111
Due to Advisor	10	14	—
Accrued Expenses and Other Liabilities	62	82	35

Total Liabilities	460	723	785

NET ASSETS	$1,160,487	$1,714,304	$773,434

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	69,638,122	120,501,205	58,292,923

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.66	$14.23	$13.27

Investment in Affiliated Investment Companies at Cost	$887,719	$1,354,561	$683,212

NET ASSETS CONSIST OF:
Paid-In Capital	$912,281	$1,652,607	$741,561
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	3,676	4,786	1,889
Accumulated Net Realized Gain (Loss)	(28,436)	(302,903)	(60,250)
Net Unrealized Foreign Exchange Gain (Loss)	149	—	—
Net Unrealized Appreciation (Depreciation)	272,817	359,814	90,234

NET ASSETS	$1,160,487	$1,714,304	$773,434

(1) NUMBER OF SHARES AUTHORIZED	500,000,000	700,000,000	500,000,000

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	DFA International Value Portfolio III	U.S. Large Cap Value Portfolio III	Tax-Managed U.S. Marketwide Value Portfolio II
Investment Income
Dividends (Net of Foreign Taxes Withheld of $2,534, $0 and $0, respectively)	$ 28,039	$ 33,812	$ 11,451
Interest	6	8	4
Income from Securities Lending	1,391	776	393
Expenses Allocated from Affiliated Investment Companies	(2,493)	(1,872)	(1,588)

Total Investment Income	26,943	32,724	10,260

Expenses
Administrative Services Fees	106	162	—
Accounting & Transfer Agent Fees	27	34	22
Filing Fees	45	52	50
Shareholders’ Reports	40	49	20
Directors’/Trustees’ Fees & Expenses	10	15	7
Audit Fees	3	4	5
Legal Fees	21	33	15
Other	8	12	8

Total Expenses	260	361	127

Net Investment Income (Loss)	26,683	32,363	10,133

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	61,288	124,615	29,369
Foreign Currency Transactions	(19)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	28,952	132,549	94,248
Translation of Foreign Currency Denominated Amounts	108	—	—

Net Realized and Unrealized Gain (Loss)	90,329	257,164	123,617

Net Increase (Decrease) in Net Assets Resulting from Operations	$117,012	$289,527	$133,750

Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA International Value Portfolio III		U.S. Large Cap Value Portfolio III		Tax-Managed U.S. Marketwide Value Portfolio II
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$ 26,683	$ 26,354	$ 32,363	$ 29,349	$ 10,133	$ 11,668
Net Realized Gain (Loss) on:
Investment Securities Sold	61,288	11,250	124,615	(396,703)	29,369	(54,176)
Futures	—	(135)	—	—	—	436
Foreign Currency Transactions	(19)	643	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	28,952	236,922	132,549	523,538	94,248	124,690
Futures	—	—	—	—	—	(4)
Translation of Foreign Currency Denominated Amounts	108	39	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	117,012	275,073	289,527	156,184	133,750	82,614

Distributions From:
Net Investment Income	(26,333)	(25,965)	(31,280)	(31,595)	(9,851)	(13,703)
Net Short-Term Gains	—	—	—	(337)	—	—

Total Distributions	(26,333)	(25,965)	(31,280)	(31,932)	(9,851)	(13,703)

Capital Share Transactions (1):
Shares Issued	204,426	260,811	241,150	443,167	91,345	351,837
Shares Issued in Lieu of Cash Distributions	23,776	24,232	28,592	30,294	9,834	13,698
Shares Redeemed	(166,566)	(252,040)	(271,386)	(367,343)	(123,047)	(376,733)

Net Increase (Decrease) from Capital Share Transactions	61,636	33,003	(1,644)	106,118	(21,868)	(11,198)

Total Increase (Decrease) in Net Assets	152,315	282,111	256,603	230,370	102,031	57,713
Net Assets
Beginning of Period	1,008,172	726,061	1,457,701	1,227,331	671,403	613,690

End of Period	$1,160,487	$1,008,172	$1,714,304	$1,457,701	$773,434	$671,403

(1) Shares Issued and Redeemed:
Shares Issued	13,306	22,717	17,992	44,182	7,362	40,341
Shares Issued in Lieu of Cash Distributions	1,658	1,912	2,184	3,379	815	1,482
Shares Redeemed	(10,770)	(21,054)	(20,121)	(37,163)	(9,978)	(41,909)

Net Increase (Decrease) from Shares Issued and Redeemed	4,194	3,575	55	10,398	(1,801)	(86)

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$ 3,676	$ 3,345	$ 4,786	$ 3,703	$ 1,889	$ 1,610
See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA International Value Portfolio III	U.S. Large Cap Value Portfolio III
Year Ended Oct. 31, 2010	Year E nded Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Net Asset Value, Beginning of Period	$15.41	$11.74	$24.03	$21.46	$16.89	$15.03	$12.10	$11.15	$18.75	$19.55	$16.89	$14.91

Income from Investment Operations
Net Investment Income (Loss)	0.39	(A)	0.40	(A)	0.72	(A)	0.71	(A)	0.64	(A)	0.49	0.27	(A)	0.25	(A)	0.29	(A)	0.28	(A)	0.31	(A)	0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	1.25	3.66	(11.64)	2.92	5.10	1.80	2.12	0.97	(6.76)	(0.33)	2.69	1.91

Total from Investment Operations	1.64	4.06	(10.92)	3.63	5.74	2.29	2.39	1.22	(6.47)	(0.05)	3.00	2.16

Less Distributions
Net Investment Income	(0.39)	(0.39)	(0.80)	(0.63)	(0.65)	(0.42)	(0.26)	(0.27)	(0.29)	(0.27)	(0.29)	(0.18)
Net Realized Gains	—	—	(0.57)	(0.43)	(0.52)	(0.01)	—	—	(0.84)	(0.48)	(0.05)	—

Total Distributions	(0.39)	(0.39)	(1.37)	(1.06)	(1.17)	(0.43)	(0.26)	(0.27)	(1.13)	(0.75)	(0.34)	(0.18)

Net Asset Value, End of Period	$16.66	$15.41	$11.74	$24.03	$21.46	$16.89	$14.23	$12.10	$11.15	$18.75	$19.55	$16.89

Total Return	11.05%	35.37%	(47.87	)%(C)	17.32%	35.67%	15.59%	19.96%	11.88%	(36.55	)%(C)	(0.35)%	18.10%	14.62%

Net Assets, End of Period (thousands)	$1,160,487	$1,008,172	$726,061	$1,190,286	$999,893	$696,954	$1,714,304	$1,457,701	$1,227,331	$1,731,226	$1,548,504	$1,122,582
Ratio of Expenses to Average Net Assets (D)	0.26%	0.28%	0.26	%(B)	0.25%	0.26%	0.30%	0.14%	0.16%	0.14	%(B)	0.14%	0.14%	0.17%
Ratio of Net Investment Income to Average
Net Assets	2.53%	3.19%	4.03	%(B)	3.02%	3.37%	3.08%	2.00%	2.37%	1.98	%(B)	1.41%	1.75%	1.60%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

15

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Tax-Managed U.S. Marketwide Value Portfolio II
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Net Asset Value, Beginning of Period	$11.17	$10.20	$17.41	$17.57	$15.17	$13.20

Income from Investment Operations
Net Investment Income (Loss)	0.17	(A)	0.21	(A)	0.28	(A)	0.29	(A)	0.26	(A)	0.20
Net Gains (Losses) on Securities (Realized and Unrealized)	2.10	1.02	(6.42)	(0.16)	2.39	1.94

Total from Investment Operations	2.27	1.23	(6.14)	0.13	2.65	2.14

Less Distributions
Net Investment Income	(0.17)	(0.26)	(0.31)	(0.29)	(0.25)	(0.17)
Net Realized Gains	—	—	(0.76)	—	—	—

Total Distributions	(0.17)	(0.26)	(1.07)	(0.29)	(0.25)	(0.17)

Net Asset Value, End of Period	$13.27	$11.17	$10.20	$17.41	$17.57	$15.17

Total Return	20.47%	12.64%	(37.46	)%(C)	0.67%	17.67%	16.36%

Net Assets, End of Period (thousands)	$773,434	$671,403	$613,690	$1,110,266	$1,015,376	$721,743
16 Ratio of Expenses to Average Net Assets (D)	0.23%	0.26%	0.23	%(B)	0.23%	0.24%	0.26%
Ratio of Net Investment Income to Average Net Assets.	1.38%	2.16%	2.07	%(B)	1.59%	1.61%	1.49%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

16

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which DFA International Value Portfolio III, U.S. Large Cap Value Portfolio III and Tax-Managed U.S. Marketwide Value Portfolio II (the “Portfolios”) are presented in this report.

DFA International Value Portfolio III, U.S. Large Cap Value Portfolio III and Tax-Managed U.S. Marketwide Value Portfolio II primarily invests their assets in The DFA International Value Series, The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series (the “Series”), respectively, each a corresponding series of The DFA Investment Trust Company. At October 31, 2010, DFA International Value Portfolio III, U.S. Large Cap Value Portfolio III and Tax-Managed U.S. Marketwide Value Portfolio II owned 17%, 19% and 29% of their respective Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolios.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701 -3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701 -3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the fund is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – quoted prices in active markets for identical securities

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•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolios’ investment reflects its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments is disclosed at the end of the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolios did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

3.    Other:    The Portfolios recognize their pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolios are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Portfolios, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended October 31, 2010, the Portfolios’ administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.01% of average daily net assets, except for the Tax-Managed U.S. Marketwide Value Portfolio II, which pays no fee.

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Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund to the CCO were $29 (in thousands). The total related amounts paid by the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

DFA International Value Portfolio III	$28
U.S. Large Cap Value Portfolio III	41
Tax-Managed U.S. Marketwide Value Portfolio II	18

E. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010 were classified to the following accounts. The reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
DFA International Value Portfolio III	$(19)	$19
U.S. Large Cap Value Portfolio III	—	—
Tax-Managed U.S. Marketwide Value Portfolio II	(3)	3

The tax character of dividends and distributions declared and paid during the years ended October 31, 2009 and October 31, 2010 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA International Value Portfolio III
2009	$25,965	—	$25,965
2010	26,333	—	26,333
U.S. Large Cap Value Portfolio III
2009	31,932	—	31,932
2010	31,280	—	31,280

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	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Tax-Managed U.S. Marketwide Value Portfolio II
2009	$13,703	—	$13,703
2010	9,851	—	9,851

At October 31, 2010, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings Accumulated (Losses)
DFA International Value Portfolio III	$3,716	—	$ (28,403)	$ (24,687)
U.S. Large Cap Value Portfolio III	4,842	—	(302,899)	(298,057)
Tax-Managed U.S. Marketwide Value Portfolio II	1,891	—	(60,119)	(58,228)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2010, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on October 31,
	2016	2017	Total
DFA International Value Portfolio III	$28,403	—	$28,403
U.S. Large Cap Value Portfolio III	—	$302,899	302,899
Tax-Managed U.S. Marketwide Value Portfolio II	6,437	53,682	60,119

During the year ended October 31, 2010, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thounsands).

DFA International Value Portfolio III	$61,292
U.S. Large Cap Value Portfolio III	124,619
Tax-Managed U.S. Marketwide Value Portfolio II	29,563

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA International Value Portfolio III	$ 887,753	$287,353	$(14,570)	$272,783
U.S. Large Cap Value Portfolio III	1,354,565	378,986	(19,176)	359,810
Tax-Managed U.S. Marketwide Value Portfolio II	683,327	157,161	(67,042)	90,119

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be in a tax return. Management has analyzed the Portfolios’ tax position and has concluded that no provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized

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tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701 -3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date. As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701 -3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

F. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011. There were no borrowings by the Portfolios under this line of credit during the year ended October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011. There were no borrowings by the Portfolios under this line of credit during the year ended October 31, 2010.

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G. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of the duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

I. Other:

At October 31, 2010, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA International Value Portfolio III	3	87%
U.S. Large Cap Value Portfolio III	2	78%
Tax-Managed U.S. Marketwide Value Portfolio II	2	93%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

J. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

A class action complaint (the “Complaint”) has been filed in the bankruptcy case of the Tribune Company (the “Tribune”) in the United States Bankruptcy Court for the District of Delaware. The Complaint is against The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series and all other Tribune shareholders as a group, which includes hundreds of mutual funds, institutional investors and others who sold shares of Tribune in 2007 when the Tribune became private in a leveraged buyout transaction (the “LBO Transaction”). The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series, and all shareholders who participated in the LBO Transaction, received cash in the amount of $34 per share. The Complaint alleges that this transfer violated the rights of creditors and that the cash paid to shareholders in connection with the LBO Transaction should be paid back to the Tribune’s bankruptcy estate and used to pay creditors.

22

Litigation counsel to The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the lawsuit or quantify the potential ultimate exposure to The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series. However, even if the plaintiff in the lawsuit were to obtain the recovery it seeks, the amount would be less than 1% of The U.S. Large Cap Value Series’ and The Tax-Managed U.S. Marketwide Value Series’ net asset value at this time. The U.S. Large Cap Value Series’ and The Tax-Managed U.S. Marketwide Value Series’ litigation counsel does not believe at this time that recovery of the full amount the plaintiff seeks is a likely outcome.

Since The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series cannot predict with reasonable specificity what the actual outcome of the lawsuit may be or what the size of The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series might be at the time the outcome of the lawsuit may be determined, no deduction from the net asset value of The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series will be made at this time. Therefore, at this time, those buying or redeeming shares of The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series will pay or receive, as the case may be, a price based on net asset value of The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series, with no deduction relating to the lawsuit. The attorneys’ fees and costs relating to the lawsuit will be taken as expenses by The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA International Value Portfolio III, U.S. Large Cap Value Portfolio III and Tax-Managed U.S. Marketwide Value Portfolio II (constituting portfolios within Dimensional Investment Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

24

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

The DFA International Value Series vs. MSCI World ex USA Index (net dividends)
October 31, 2000-October 31, 2010

Growth of $10,000
The DFA International Value Series
MSCI World ex USA Index (net dividends)
$30,000
$20,000
$10,000
$0
10/00
2002
2003
2004
2005
2006
2007
2008
2009
2010
10/10
$21,905
$14,182

Average Annual Total Return	One Year	Five Years	Ten Years
	11.13%	4.92%	8.16%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2010, all rights reserved.

The U.S. Large Cap Value Series vs. Russell 1000® Value Index
October 31, 2000-October 31, 2010

Growth of $10,000
U.S. Large Cap Value Series
Russell 1000® Value Index
$30,000
$20,000
$10,000
$0
10/00
2002
2003
2004
2005
2006
2007
2008
2009
2010
10/10
$16,534
$12,979

Average Annual Total Return	One Year	Five Years	Ten Years
	19.96%	0.86%	5.16%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

25

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

26

THE DFA INVESTMENT TRUST COMPANY

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34% . Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell 1000® Growth Index outperformed those represented by the Russell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35% . Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2010

Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010

Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the

27

U.S. Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Domestic Equity Series’ Performance Overview

The U.S. Large Cap Value Series

The U.S. Large Cap Value Series seeks to capture the returns of U.S. large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Series held 211 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2010, total returns were 19.96% for the Series and 15.72% for the Russell 1000® Value Index. Relative to the Index, the Series’ higher concentration in securities with the most prominent value characteristics and composition differences among the Series’ value stocks added approximately 4.2% to the relative performance. Differences in allocation and composition between the Series and the Index across the market capitalization segments contributed to the outperformance, particularly the Series’ smaller allocation to the largest stocks and the composition of those stocks which added approximately 2.9% to the relative performance. The Series’ exclusion of REITs had a negative impact of approximately 0.7% relative to the Index as REITs was the best-performing sector over the period.

The Tax-Managed U.S. Marketwide Value Series

The Tax-Managed U.S. Marketwide Value Series seeks to capture the returns of U.S. value stocks. The Series also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to U.S. value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2010, the Series held 1,206 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance principally was determined by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 20.38% for the Series and 16.41% for the Russell 3000® Value Index. Relative to the Index, the Series’ higher concentration in securities with the most prominent value characteristics and somewhat greater exposure to small cap securities drove outperformance. The Series is more inclusive than the Index across the market capitalization segments in the micro cap range. This greater exposure to micro cap stocks and the composition of those stocks contributed to the Series’ outperformance. Overall, the Series holds nearly 800 fewer securities and therefore composition effects between the Series and the Index are common. During this period the composition effects contributed to outperformance. The Series’ exclusion of REITs had a negative impact of approximately 0.8% relative to the Index as REITs was the best-performing sector over the period.

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010, was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61%.

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

28

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Growth Index	6.38%
MSCI World ex USA Value Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

International Equity Series’ Performance Overview

The DFA International Value Series

The DFA International Value Series seeks to capture the returns of international large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track any specific equity index. As of October 31, 2010, the Series held 528 stocks in 23 developed countries. In general the portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2010, total returns were 11.13% for the Series and 9.61% for the MSCI World ex USA Index (net dividends). The MSCI Standard benchmarks indicate that on the whole, growth stocks outperformed value stocks in international developed markets during the period. However, stocks in the deeper value segment of the market outperformed growth stocks on average. The Series’ greater allocation than the Index to these deeper value stocks contributed to relative performance. An additional component of the Series’ outperformance was due to differences in valuation timing and methodology between the Portfolio and the Index. The Series prices foreign exchange rates at the closing of U.S. markets, while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets, while the Index uses local market closing prices.

29

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2010

EXPENSE TABLES

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
The DFA International Value Series
Actual Fund Return	$1,000.00	$1,063.80	0.24%	$1.25
Hypothetical 5% Annual Return	$1,000.00	$1,024.00	0.24%	$1.22

The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$975.20	0.11%	$0.55
Hypothetical 5% Annual Return	$1,000.00	$1,024.65	0.11%	$0.56

30

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
The Tax-Managed U.S. Marketwide Value Series
Actual Fund Return	$1,000.00	$973.60	0.21%	$1.04
Hypothetical 5% Annual Return	$1,000.00	$1,024.15	0.21%	$1.07

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

31

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31.The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

The DFA International Value Series		The U.S. Large Cap Value Series		The Tax-Managed U.S. Marketwide Value Series
Consumer Discretionary	15.8%	Consumer Discretionary	18.2%
Consumer Staples	6.0%	Consumer Staples	7.8%	Consumer Discretionary	20.0%
Energy	10.1%	Energy	15.5%	Consumer Staples	7.3%
Financials	31.6%	Financials	21.4%	Energy	15.2%
Health Care	1.2%	Health Care	8.9%	Financials	22.0%
Industrials	10.2%	Industrials	14.1%	Health Care	5.9%
Information Technology	3.6%	Information Technology	3.3%	Industrials	14.0%
Materials	11.7%	Materials	3.4%	Information Technology	5.5%
Other	—	Telecommunication Services	6.2%	Materials	3.5%
Telecommunication Services	7.6%	Utilities	1.2%	Other	—

Utilities	2.2%		100.0%	Telecommunication Services	5.2%

	100.0%			Utilities	1.4%

					100.0%

32

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.2%)
AUSTRALIA — (5.0%)
Australia & New Zealand Banking Group, Ltd.	2,206,006	$53,819,204	0.8%
#National Australia Bank, Ltd	2,107,947	52,758,343	0.8%
Wesfarmers, Ltd	2,331,991	75,875,057	1.1%
Other Securities		224,889,210	3.2%

TOTAL AUSTRALIA		407,341,814	5.9%

AUSTRIA — (0.4%)
Other Securities		29,957,894	0.4%

BELGIUM — (0.6%)
Other Securities		46,661,837	0.7%

CANADA — (9.6%)
#Encana Corp.	2,051,015	57,936,800	0.9%
#Sun Life Financial, Inc.	1,367,335	38,691,331	0.6%
#Suncor Energy, Inc.	2,191,586	70,223,581	1.0%
#Talisman Energy, Inc.	2,353,184	42,661,410	0.6%
Teck Resources, Ltd. Class B	1,418,230	63,409,440	0.9%
#Thomson Reuters Corp.	1,832,184	69,971,141	1.0%
#TransCanada Corp.	1,941,948	71,725,837	1.0%
Other Securities		358,917,190	5.2%

TOTAL CANADA		773,536,730	11.2%

DENMARK — (1.3%)
Other Securities		108,243,005	1.6%

FINLAND — (0.8%)
Other Securities		61,678,555	0.9%

FRANCE — (7.0%)
AXA SA	2,818,397	51,399,167	0.8%
BNP Paribas SA	607,569	44,441,191	0.6%
Cie de Saint-Gobain SA	875,747	41,144,800	0.6%
GDF Suez SA	1,019,150	40,722,357	0.6%
Societe Generale Paris SA	1,074,333	64,422,284	0.9%
Vivendi SA	2,798,643	79,971,735	1.2%
Other Securities		244,435,064	3.5%

TOTAL FRANCE		566,536,598	8.2%

GERMANY — (7.9%)
Allianz SE	481,474	60,300,624	0.9%
Bayerische Motoren Werke AG	915,762	65,634,885	1.0%
*Daimler AG	2,088,586	138,020,977	2.0%
Deutsche Bank AG	987,090	56,862,241	0.8%
Deutsche Telekom AG	2,852,483	41,282,568	0.6%
#Deutsche Telekom AG Sponsored ADR	3,099,741	44,667,268	0.6%
Munchener Rueckversicherungs-Gesellschaft AG	412,644	64,496,557	0.9%
Other Securities		169,733,757	2.5%

TOTAL GERMANY		640,998,877	9.3%

GREECE — (0.1%)
Other Securities		8,298,682	0.1%

HONG KONG — (1.5%)
Hutchison Whampoa, Ltd.	5,621,000	55,586,897	0.8%
Other Securities		65,265,505	0.9%

TOTAL HONG KONG		120,852,402	1.7%

33

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (0.1%)
Other Securities		$4,941,532	0.1%

ISRAEL — (0.4%)
Other Securities		29,466,537	0.4%

ITALY — (1.8%)
Intesa Sanpaolo SpA	10,656,633	37,481,113	0.5%
#UniCredit SpA	15,858,749	41,344,820	0.6%
Other Securities		69,762,927	1.0%

TOTAL ITALY		148,588,860	2.1%

JAPAN — (17.3%)
FUJIFILM Holdings Corp	1,327,000	44,270,853	0.6%
#Nissan Motor Co., Ltd	4,831,600	42,464,027	0.6%
#Sony Corp. Sponsored ADR	1,801,665	60,968,344	0.9%
#Sumitomo Corp.	3,241,900	41,045,075	0.6%
Other Securities		1,210,511,398	17.5%

TOTAL JAPAN		1,399,259,697	20.2%

MALAYSIA — (0.0%)
Other Securities		—	0.0%

NETHERLANDS — (3.3%)
#ArcelorMittal NV	2,446,831	79,175,937	1.2%
*ING Groep NV	3,356,113	35,906,230	0.5%
Koninklijke Philips Electronics NV	2,087,065	63,660,707	0.9%
Other Securities		84,238,184	1.2%

TOTAL NETHERLANDS		262,981,058	3.8%

NEW ZEALAND — (0.1%)
Other Securities		4,293,061	0.1%

NORWAY — (1.0%)
Other Securities		84,129,497	1.2%

PORTUGAL — (0.1%)
Other Securities		8,195,419	0.1%

SINGAPORE — (1.4%)
Other Securities		109,763,918	1.6%

SPAIN — (2.1%)
#Repsol YPF SA Sponsored ADR	1,432,181	39,657,092	0.6%
Other Securities		130,802,294	1.9%

TOTAL SPAIN		170,459,386	2.5%

SWEDEN — (2.6%)
#Nordea Bank AB	5,498,608	60,543,289	0.9%
Other Securities		150,105,334	2.1%

TOTAL SWEDEN		210,648,623	3.0%

SWITZERLAND — (5.7%)
Compagnie Financiere Richemont SA Series A	897,817	44,781,503	0.6%
Credit Suisse Group AG	1,085,706	44,946,721	0.7%
#Holcim, Ltd. AG	739,477	46,066,677	0.7%
Swiss Reinsurance Co., Ltd. AG	931,611	44,761,229	0.6%
#*UBS AG	3,710,052	63,024,671	0.9%
Zurich Financial Services AG	322,634	78,954,165	1.1%
Other Securities		141,879,887	2.1%

TOTAL SWITZERLAND		464,414,853	6.7%

34

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (15.1%)
Aviva P.L.C	7,396,866	$ 47,172,407	0.7%
#Barclays P.L.C. Sponsored ADR	4,180,831	73,791,667	1.1%
International Power P.L.C	6,483,180	43,257,401	0.6%
Kingfisher P.L.C	10,285,817	39,184,977	0.6%
#Royal Dutch Shell P.L.C. ADR	3,170,896	203,952,031	2.9%
Vodafone Group P.L.C	34,976,333	95,611,963	1.4%
#Vodafone Group P.L.C. Sponsored ADR	8,066,329	221,904,711	3.2%
William Morrison Supermarkets P.L.C	8,127,143	38,248,483	0.5%
Xstrata P.L.C	3,843,909	74,469,535	1.1%
Other Securities		384,330,100	5.6%

TOTAL UNITED KINGDOM		1,221,923,275	17.7%

TOTAL COMMON STOCKS		6,883,172,110	99.5%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $21,850,000 FHLMC 4.00%, 12/15/38, valued at $20,355,375) to be repurchased at $19,298,306	$19,298	19,298,000	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.6%)
§@DFA Short Term Investment Fund	1,175,802,100	1,175,802,100	17.0%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $3,305,966)## to be repurchased at $3,241,202	$3,241	3,241,143	0.0%

TOTAL SECURITIES LENDING COLLATERAL		1,179,043,243	17.0%

TOTAL INVESTMENTS — (100.0%) (Cost $6,502,731,182)		$8,081,513,353	116.8%

35

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$5,383,963	$401,957,851	—	$407,341,814
Austria	—	29,957,894	—	29,957,894
Belgium	3,727,334	42,934,503	—	46,661,837
Canada	773,536,730	—	—	773,536,730
Denmark	—	108,243,005	—	108,243,005
Finland	2,054,844	59,623,711	—	61,678,555
France	11,057,872	555,478,726	—	566,536,598
Germany	104,531,048	536,467,829	—	640,998,877
Greece	1,399,460	6,899,222	—	8,298,682
Hong Kong	—	120,852,402	—	120,852,402
Ireland	4,941,532	—	—	4,941,532
Israel	3,608,246	25,858,291	—	29,466,537
Italy	28,604,870	119,983,990	—	148,588,860
Japan	134,121,326	1,265,138,371	—	1,399,259,697
Malaysia	—	—	—	—
Netherlands	17,912,213	245,068,845	—	262,981,058
New Zealand	—	4,293,061	—	4,293,061
Norway	367,187	83,762,310	—	84,129,497
Portugal	—	8,195,419	—	8,195,419
Singapore	—	109,763,918	—	109,763,918
Spain	55,573,325	114,886,061	—	170,459,386
Sweden	10,464,260	200,184,363	—	210,648,623
Switzerland	50,892,561	413,522,292	—	464,414,853
United Kingdom	579,019,350	642,903,925	—	1,221,923,275
Temporary Cash Investments	—	19,298,000	—	19,298,000
Securities Lending Collateral	—	1,179,043,243	—	1,179,043,243

TOTAL	$1,787,196,121	$6,294,317,232	—	$8,081,513,353

See accompanying Notes to Financial Statements.

36

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (90.0%)
Consumer Discretionary — (16.4%)
#*Carnival Corp.	2,792,987	$120,573,249	1.4%
CBS Corp. Class B	3,870,469	65,527,040	0.7%
#*Comcast Corp. Class A	11,535,742	237,405,570	2.7%
Comcast Corp. Special Class A	3,843,964	74,303,824	0.8%
#*Liberty Media Corp. Interactive Class A	3,585,265	52,918,511	0.6%
#*News Corp. Class A	8,601,307	124,374,899	1.4%
#News Corp. Class B	3,247,295	52,216,504	0.6%
*Time Warner Cable, Inc.	2,004,056	115,974,721	1.3%
*Time Warner, Inc.	6,251,359	203,231,681	2.3%
#Walt Disney Co. (The)	3,195,385	115,385,352	1.3%
Other Securities		436,691,700	5.0%

Total Consumer Discretionary		1,598,603,051	18.1%

Consumer Staples — (7.0%)
*Archer-Daniels-Midland Co.	2,712,432	90,378,234	1.0%
#*CVS Caremark Corp.	6,345,280	191,119,834	2.2%
#Kraft Foods, Inc.	5,204,766	167,957,799	1.9%
Other Securities		236,916,702	2.7%

Total Consumer Staples		686,372,569	7.8%

Energy — (14.0%)
#*Anadarko Petroleum Corp.	2,760,568	169,968,172	1.9%
#Chesapeake Energy Corp.	3,103,882	67,354,239	0.8%
*Chevron Corp.	999,295	82,551,760	0.9%
#*ConocoPhillips	5,935,876	352,591,034	4.0%
Hess Corp.	1,348,669	85,006,607	1.0%
*Marathon Oil Corp.	3,475,819	123,634,882	1.4%
National-Oilwell, Inc.	1,945,893	104,611,208	1.2%
*Valero Energy Corp.	2,637,648	47,345,782	0.5%
Other Securities		333,750,889	3.8%

Total Energy		1,366,814,573	15.5%

Financials — (19.2%)
*Bank of America Corp.	19,776,300	226,240,872	2.6%
#*Capital One Financial Corp.	2,303,387	85,847,234	1.0%
*Citigroup, Inc.	66,697,025	278,126,594	3.1%
CME Group, Inc.	293,931	85,137,114	1.0%
#*Hartford Financial Services Group, Inc.	1,998,882	47,933,190	0.5%
*Loews Corp.	2,592,160	102,338,477	1.2%
#*MetLife, Inc.	4,397,300	177,343,109	2.0%
*Morgan Stanley	2,707,152	67,326,870	0.8%
#*Prudential Financial, Inc.	2,043,858	107,466,054	1.2%
#*SunTrust Banks, Inc.	2,311,090	57,823,472	0.7%
#Travelers Cos., Inc. (The)	1,196,594	66,051,989	0.7%
Other Securities		576,347,243	6.5%

Total Financials		1,877,982,218	21.3%

Health Care — (8.0%)
*Aetna, Inc	1,935,699	57,799,972	0.7%
*Pfizer, Inc	10,541,551	183,422,987	2.1%
*Thermo Fisher Scientific, Inc.	1,915,352	98,487,400	1.1%
#UnitedHealth Group, Inc.	2,647,609	95,446,304	1.1%
*WellPoint, Inc.	2,580,122	140,203,829	1.6%
Other Securities		205,647,709	2.3%

Total Health Care		781,008,201	8.9%

37

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (12.7%)
*CSX Corp.	2,287,204	$140,548,686	1.6%
General Electric Co.	19,264,818	308,622,384	3.5%
*Norfolk Southern Corp.	2,186,220	134,430,668	1.5%
#*Northrop Grumman Corp.	1,926,678	121,785,316	1.4%
*Southwest Airlines Co.	4,316,432	59,394,104	0.7%
*Union Pacific Corp.	2,835,808	248,643,645	2.8%
Other Securities		224,330,398	2.5%

Total Industrials		1,237,755,201	14.0%

Information Technology — (2.9%)
Other Securities		287,523,914	3.3%

Materials — (3.1%)
#*Alcoa, Inc.	5,082,514	66,733,409	0.7%
*International Paper Co	2,298,491	58,105,852	0.7%
Other Securities		178,601,082	2.0%

Total Materials		303,440,343	3.4%

Telecommunication Services — (5.6%)
*AT&T, Inc.	11,515,790	328,200,015	3.7%
#*CenturyLink, Inc.	1,178,012	48,746,137	0.6%
*Sprint Nextel Corp.	13,734,331	56,585,444	0.6%
*Verizon Communications, Inc.	2,096,010	68,057,445	0.8%
Other Securities		43,693,274	0.5%

Total Telecommunication Services		545,282,315	6.2%

Utilities — (1.1%)
*Public Service Enterprise Group, Inc.	1,668,763	53,984,483	0.6%
Other Securities		51,447,310	0.6%

Total Utilities		105,431,793	1.2%

TOTAL COMMON STOCKS		8,790,214,178	99.7%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	32,140,674	32,140,674	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (9.7%)
§@DFA Short Term Investment Fund	936,367,625	936,367,625	10.6%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $4,388,158 FNMA 3.500%, 10/01/20, valued at $4,590,901) to be repurchased at $4,457,270	$4,457	4,457,185	0.1%

TOTAL SECURITIES LENDING COLLATERAL		940,824,810	10.7%

TOTAL INVESTMENTS — (100.0%) (Cost $7,923,085,138)		$9,763,179,662	110.7%

38

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,598,603,051	—	—	$1,598,603,051
Consumer Staples	686,372,569	—	—	686,372,569
Energy	1,366,814,573	—	—	1,366,814,573
Financials	1,877,982,218	—	—	1,877,982,218
Health Care	781,008,201	—	—	781,008,201
Industrials	1,237,755,201	—	—	1,237,755,201
Information Technology	287,523,914	—	—	287,523,914
Materials	303,440,343	—	—	303,440,343
Telecommunication Services	545,282,315	—	—	545,282,315
Utilities	105,431,793	—	—	105,431,793
Temporary Cash Investments	32,140,674	—	—	32,140,674
Securities Lending Collateral	—	$940,824,810	—	940,824,810

TOTAL	$8,822,354,852	$940,824,810	—	$9,763,179,662

See accompanying Notes to Financial Statements.

39

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (95.5%)
Consumer Discretionary — (19.1%)
*Carnival Corp.	695,842	$30,039,499	1.1%
CBS Corp. Class B	955,791	16,181,542	0.6%
*Comcast Corp. Class A	3,570,978	73,490,727	2.7%
Comcast Corp. Special Class A	1,432,185	27,684,136	1.0%
*Liberty Media Corp. Capital Class A	217,289	12,502,809	0.5%
*Liberty Media Corp. Interactive Class A	882,463	13,025,154	0.5%
*News Corp. Class A	2,360,850	34,137,891	1.3%
News Corp. Class B	937,272	15,071,334	0.6%
#*Royal Caribbean Cruises, Ltd.	322,500	12,751,650	0.5%
*Time Warner Cable, Inc.	693,942	40,158,424	1.5%
*Time Warner, Inc.	1,534,860	49,898,299	1.9%
Walt Disney Co. (The)	1,066,209	38,500,807	1.4%
Other Securities		167,930,087	6.3%

Total Consumer Discretionary		531,372,359	19.9%

Consumer Staples — (7.0%)
*Archer-Daniels-Midland Co.	759,376	25,302,408	0.9%
*CVS Caremark Corp.	1,510,745	45,503,639	1.7%
Kraft Foods, Inc.	1,821,573	58,782,161	2.2%
Other Securities		64,140,512	2.4%

Total Consumer Staples		193,728,720	7.2%

Energy — (14.5%)
*Anadarko Petroleum Corp.	845,068	52,030,837	2.0%
Chesapeake Energy Corp.	818,200	17,754,940	0.7%
*ConocoPhillips	1,766,829	104,949,643	3.9%
Hess Corp.	378,130	23,833,534	0.9%
*Marathon Oil Corp.	867,037	30,840,506	1.2%
National-Oilwell, Inc.	468,812	25,203,333	0.9%
Other Securities		150,451,534	5.6%

Total Energy		405,064,327	15.2%

Financials — (21.0%)
*Bank of America Corp.	7,159,212	81,901,385	3.1%
*Capital One Financial Corp.	571,140	21,286,388	0.8%
*Citigroup, Inc.	9,322,022	38,872,832	1.4%
CME Group, Inc.	82,877	24,005,323	0.9%
*JPMorgan Chase & Co.	494,504	18,608,186	0.7%
*Loews Corp.	680,172	26,853,191	1.0%
*MetLife, Inc.	1,000,002	40,330,081	1.5%
*Prudential Financial, Inc.	501,027	26,344,000	1.0%
*SunTrust Banks, Inc.	594,272	14,868,685	0.6%
Travelers Cos., Inc. (The)	450,950	24,892,440	0.9%
Other Securities		266,175,210	10.0%

Total Financials		584,137,721	21.9%

Health Care — (5.6%)
*Aetna, Inc.	503,313	15,028,926	0.6%
*Humana, Inc.	236,814	13,803,888	0.5%
*Thermo Fisher Scientific, Inc.	499,520	25,685,318	0.9%
*WellPoint, Inc.	501,340	27,242,816	1.0%
Other Securities		73,829,363	2.8%

Total Health Care		155,590,311	5.8%

Industrials — (13.4%)
*CSX Corp.	562,627	34,573,429	1.3%

40

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**

Industrials — (Continued)
FedEx Corp.	164,882	$ 14,463,449	0.5%
General Electric Co.	3,570,080	57,192,682	2.1%
*Norfolk Southern Corp.	545,229	33,526,131	1.3%
*Northrop Grumman Corp.	328,338	20,754,245	0.8%
*Southwest Airlines Co.	1,077,730	14,829,565	0.5%
*Union Pacific Corp.	660,982	57,954,902	2.2%
Other Securities		139,185,749	5.2%

Total Industrials		372,480,152	13.9%

Information Technology — (5.3%)
*Motorola, Inc.	1,624,811	13,242,210	0.5%
Xerox Corp.	1,791,473	20,960,234	0.8%
Other Securities		113,277,262	4.2%

Total Information Technology		147,479,706	5.5%

Materials — (3.3%)
*Alcoa, Inc.	1,145,369	15,038,695	0.5%
Dow Chemical Co. (The)	515,627	15,896,780	0.6%
*International Paper Co.	493,615	12,478,587	0.5%
Other Securities		49,854,798	1.9%

Total Materials		93,268,860	3.5%

Other — (0.0%)
Other Securities		54	0.0%

Telecommunication Services — (5.0%)
*AT&T, Inc.	4,065,906	115,878,321	4.3%
*Sprint Nextel Corp.	3,820,377	15,739,953	0.6%
Other Securities		7,038,681	0.3%

Total Telecommunication Services		138,656,955	5.2%

Utilities — (1.3%)
*Public Service Enterprise Group, Inc.	655,441	21,203,516	0.8%
Other Securities		15,049,649	0.6%

Total Utilities		36,253,165	1.4%

TOTAL COMMON STOCKS		2,658,032,330	99.5%

RIGHTS/WARRANTS — (0.0%)
Other Securities		—	0.0%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	9,057,730	9,057,730	0.3%

	Shares/ Face Amount
	(000)

SECURITIES LENDING COLLATERAL — (4.2%)
§@DFA Short Term Investment Fund	115,534,176	115,534,176	4.4%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $541,436 FNMA 3.500%, 10/01/20, valued at $566,452) to be repurchased at $549,963	$550	549,952	0.0%

TOTAL SECURITIES LENDING COLLATERAL		116,084,128	4.4%

41

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Value†	Percentage of Net Assets
TOTAL INVESTMENTS — (100.0%) (Cost $2,486,204,226)	$2,783,174,188	104.2%

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$531,372,359	—	—	$531,372,359
Consumer Staples	193,728,720	—	—	193,728,720
Energy	405,064,327	—	—	405,064,327
Financials	584,137,721	—	—	584,137,721
Health Care	155,590,311	—	—	155,590,311
Industrials	372,480,152	—	—	372,480,152
Information Technology	147,479,706	—	—	147,479,706
Materials	93,268,860	—	—	93,268,860
Other	—	$54	—	54
Telecommunication Services	138,656,955	—	—	138,656,955
Utilities	36,253,165	—	—	36,253,165
Rights/Warrants	—	—	—	—
Temporary Cash Investments	9,057,730	—	—	9,057,730
Securities Lending Collateral	—	116,084,128	—	116,084,128

TOTAL	$2,667,090,006	$116,084,182	—	$2,783,174,188

See accompanying Notes to Financial Statements.

42

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands)

	The DFA International Value Series	The U.S. Large Cap Value Series	The Tax-Managed U.S. Marketwide Value Series
ASSETS:
Investments at Value (including $1,113,371, $907,199 and $110,889 of securities on loan, respectively)	$6,883,172	$8,790,214	$2,658,032
Temporary Cash Investments at Value & Cost	19,298	32,141	9,058
Collateral Received from Securities on Loan at Value & Cost	1,179,043	940,825	116,084
Foreign Currencies at Value	5,268	—	—
Cash	15	—	—
Receivables:
Investment Securities Sold	—	22,909	12,390
Dividends, Interest and Tax Reclaims	17,428	10,683	3,096
Securities Lending Income	314	552	139
Fund Shares Sold	817	—	1,068
Unrealized Gain on Foreign Currency Contracts	54	—	—

Total Assets	8,105,409	9,797,324	2,799,867

LIABILITIES:
Payables:
Upon Return of Securities Loaned	1,179,043	940,825	116,084
Investment Securities Purchased	4,564	34,042	12,546
Fund Shares Redeemed	403	4,926	—
Due to Advisor	1,168	725	439
Accrued Expenses and Other Liabilities	598	406	125

Total Liabilities	1,185,776	980,924	129,194

NET ASSETS	$6,919,633	$8,816,400	$2,670,673

Investments at Cost	$5,304,390	$6,950,120	$2,361,062

Foreign Currencies at Cost	$ 5,262	$ —	$ —

See accompanying Notes to Financial Statements.

43

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	The DFA International Value Series	The U.S. Large Cap Value Series	The Tax-Managed U.S. Marketwide Value Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $15,467, $0 and $0, respectively)	$171,182	$ 172,913	$ 39,390
Interest	37	42	13
Income from Securities Lending	8,478	3,974	1,354

Total Investment Income	179,697	176,929	40,757

Expenses
Investment Advisory Services Fees	12,890	8,301	5,042
Accounting & Transfer Agent Fees	651	827	265
Custodian Fees	1,256	92	46
Shareholders’ Reports	38	49	10
Directors’/Trustees’ Fees & Expenses	62	78	24
Professional Fees	188	162	50
Other	130	74	27

Total Expenses	15,215	9,583	5,464

Net Investment Income (Loss)	164,482	167,346	35,293

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	360,748	638,095	76,239
Foreign Currency Transactions	(156)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	182,952	678,724	353,972
Translation of Foreign Currency Denominated Amounts	537	—	—

Net Realized and Unrealized Gain (Loss)	544,081	1,316,819	430,211

Net Increase (Decrease) in Net Assets Resulting from Operations	$708,563	$1,484,165	$465,504

See accompanying Notes to Financial Statements.

44

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The DFA International Value Series		The U.S. Large Cap Value Series		The Tax-Managed U.S. Marketwide Value Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$164,482	$161,170	$167,346	$155,080	$35,293	$43,009
Net Realized Gain (Loss) on:
Investment Securities Sold	360,748	63,984	638,095	(122,113)	76,239	(224,739)
Futures	—	(1,125)	—	7,204	—	2,063
Foreign Currency Transactions	(156)	3,828	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	182,952	1,395,836	678,724	1,161,370	353,972	417,983
Futures	—	—	—	(29)	—	(16)
Translation of Foreign Currency Denominated Amounts	537	240	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	708,563	1,623,933	1,484,165	1,201,512	465,504	238,300

Transactions in Interest:
Contributions	611,794	449,410	512,765	734,173	111,014	347,943
Withdrawals	(592,688)	(581,716)	(688,930)	(1,166,648)	(195,772)	(487,040)

Net Increase (Decrease) from Transactions in Interest	19,106	(132,306)	(176,165)	(432,475)	(84,758)	(139,097)

Total Increase (Decrease) in Net Assets	727,669	1,491,627	1,308,000	769,037	380,746	99,203
Net Assets
Beginning of Period	6,191,964	4,700,337	7,508,400	6,739,363	2,289,927	2,190,724

End of Period	$6,919,633	$6,191,964	$8,816,400	$7,508,400	$2,670,673	$2,289,927

See accompanying Notes to Financial Statements.

45

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The DFA International Value Series†
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	11.13%	35.41%	(47.87	)%(C)	17.32%	35.73%	15.61%

Net Assets, End of Period (thousands)	$6,919,633	$6,191,964	$4,700,337		$9,638,721	$7,457,252	$4,367,698
Ratio of Expenses to Average Net Assets	0.24%	0.24%	0.23	%(B)	0.23%	0.23%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.55%	3.22%	4.15	%(B)	3.04%	3.29%	2.71%
Portfolio Turnover Rate	20%	18%	16	%(C)	16%	8%	10%

	The U.S. Large Cap Value Series†
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	19.96%	11.90%	(36.53	)%(C)	(0.32)%	18.16%	14.66%

Net Assets, End of Period (thousands)	$8,816,400	$7,508,400	$6,739,363		$10,159,322	$8,866,306	$5,831,587
Ratio of Expenses to Average Net Assets	0.12%	0.13%	0.11	%(B)	0.11%	0.12%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.02%	2.42%	1.97	%(B)	1.44%	1.68%	1.56%
Portfolio Turnover Rate	28%	29%	19	%(C)	9%	13%	9%

	The Tax-Managed U.S. Marketwide Value Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	20.38%	12.76%	(37.44	)%(C)	0.67%	17.70%	16.44%

Net Assets, End of Period (thousands)	$2,670,673	$2,289,927	$2,190,724		$3,858,580	$3,521,559	$2,476,387
Ratio of Expenses to Average Net Assets	0.22%	0.23%	0.22	%(B)	0.22%	0.22%	0.24%
Ratio of Net Investment Income to Average Net Assets	1.40%	2.23%	2.09	%(B)	1.61%	1.63%	1.52%
Portfolio Turnover Rate	25%	28%	40	%(C)	21%	21%	12%

See page 1 for the Definitions of Abbreviations and Footnotes.

† See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

46

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve investment portfolios, of which The DFA International Value Series, The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series (the “Series”) are presented in this section of the report.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701 -3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

Effective December 31, 2008, The U.S. Large Cap Value Series and on November 1, 2008, The DFA International Value Series, each a master fund in a RIC/RIC master-feeder structure, elected with the consent of their respective Holder(s) to change their U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701 -3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. Each Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Series utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•     Level 1 – quoted prices in active markets for identical securities

•     Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•      Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange

47

where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The DFA International Value Series (the “International Series”) will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally 1:00 p.m. PT) and the time that the net asset value of the International Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Series prices its shares at the close of the NYSE, the International Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Series’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the International Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the International Series. When the International Series uses fair value pricing, the values assigned to the International Series’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Series did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Foreign Currency Translation:    Securities and other assets and liabilities of The DFA International Value Series whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates, and exchange gains or losses are realized upon ultimate receipt or disbursement.

The DFA International Value Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

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Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on The DFA International Value Series books and the U.S. dollar equivalent amounts actually received or paid.

3.    Deferred Compensation Plan:    Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

4.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The DFA International Value Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The DFA International Value Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Series. For the year ended October 31, 2010, the investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20%, 0.10% and 0.20% of average daily net assets for The DFA International Value Series, The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series, respectively.

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Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Funds; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2010, the total related amounts paid by the Trust to the CCO were $68 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The DFA International Value Series	$167
The U.S. Large Cap Value Series	214
The Tax-Managed U.S. Marketwide Value Series	65

E. Purchases and Sales of Securities:

For the year ended October 31, 2010, the Series made the following purchases and sales of investment securities, other than short-term investments and U.S. government securities (amounts in thousands):

	Purchases	Sales
The DFA International Value Series	$1,456,793	$1,277,745
The U.S. Large Cap Value Series	2,275,573	2,324,050
The Tax-Managed U.S. Marketwide Value Series	615,740	668,897

There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series are treated as partnerships for Federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The DFA International Value Series	$6,502,935	$1,696,236	$(117,658)	$1,578,578
The U.S. Large Cap Value Series	7,923,103	1,950,355	(110,278)	1,840,077
The Tax-Managed U.S. Marketwide Value Series	2,486,958	567,002	(270,786)	296,216

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed each Series’ tax positions and has concluded that no provision for income tax is required in any Series’ financial statements. No Series is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation

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taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701 -3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date. As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

2.    Foreign Market Risks:    Investments in foreign markets may involve certain consideration and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

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3.    Futures Contracts:    The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period.

At October 31, 2010, the Series had no outstanding futures contracts.

H. Line of Credit:

The Series, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011.

For the year ended October 31, 2010, borrowings under this line of credit by the Series were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The U.S. Large Cap Value Series	1.97%	$8,884	25	$12	$25,114
The Tax-Managed U.S. Marketwide Value Series	1.98%	8,028	12	5	23,352

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2010.

The Series, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

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For the year ended October 31, 2010, borrowings under this line of credit by the Series were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The DFA International Value Series	0.94%	$3,278	14	$1	$6,386

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2010.

I. Securities Lending:

As of October 31, 2010, some of the Series had securities on loan to brokers/dealers, for which each Series received cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to each Series’ investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short Term Investment Fund. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

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L. Other:

The Series are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

A class action complaint (the “Complaint”) has been filed in the bankruptcy case of the Tribune Company (the “Tribune”) in the United States Bankruptcy Court for the District of Delaware. The Complaint is against The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series and all other Tribune shareholders as a group, which includes hundreds of mutual funds, institutional investors and others who sold shares of Tribune in 2007 when the Tribune became private in a leveraged buyout transaction (the “LBO Transaction”). The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series, and all shareholders who participated in the LBO Transaction, received cash in the amount of $34 per share. The Complaint alleges that this transfer violated the rights of creditors and that the cash paid to shareholders in connection with the LBO Transaction should be paid back to the Tribune’s bankruptcy estate and used to pay creditors.

Litigation counsel to The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the lawsuit or quantify the potential ultimate exposure to The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series. However, even if the plaintiff in the lawsuit were to obtain the recovery it seeks, the amount would be less than 1% of The U.S. Large Cap Value Series’ and The Tax-Managed U.S. Marketwide Value Series’ net asset value at this time. The U.S. Large Cap Value Series’ and The Tax-Managed U.S. Marketwide Value Series’ litigation counsel does not believe at this time that recovery of the full amount the plaintiff seeks is a likely outcome.

Since The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series cannot predict with reasonable specificity what the actual outcome of the lawsuit may be or what the size of The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series might be at the time the outcome of the lawsuit may be determined, no deduction from the net asset value of The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series will be made at this time. Therefore, at this time, those buying or redeeming shares of The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series will pay or receive, as the case may be, a price based on net asset value of The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series, with no deduction relating to the lawsuit. The attorneys’ fees and costs relating to the lawsuit will be taken as expenses by The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series and The Tax-Managed U.S. Marketwide Value Series.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and

Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Cap Value Series, The DFA International Value Series and The DFA Investment Trust Company (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodians, brokers, and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

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FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2010.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould and Myron S. Scholes. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were seven Performance Committee meetings held during the fiscal year ended October 31, 2010.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 63	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 71	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).
Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).
Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 69	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).
Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 57	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	86 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director,

Co-Chief Executive Officer

and President of DFAIDG,

DIG and DEM. Chairman,

Trustee, Co-Chief

Executive Officer and

President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 63

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	86 portfolios in 4 investment companies	Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc. and The DFA Investment Trust Company. Chairman, Director, President and Co- Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director of Dimensional Cayman Commodity Fund I Ltd. Chairman, and President of Dimensional SmartNest LLC and Dimensional SmartNest (U.S.) LLC.

Eduardo A. Repetto

Director, Co-Chief

Executive Officer and

Chief Investment Officer of

DFAIDG, DIG and DEM.

Trustee, Co-Chief

Executive Officer, Chief

Investment Officer and

Vice President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 43

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	86 portfolios in 4 investment companies	Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC and Dimensional Funds II PLC. Director of Dimensional Cayman Commodity Fund I Ltd.

1	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

2	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

58

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 47	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 44	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 54	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 43	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Joseph H. Chi Vice President Age: 44	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 61	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 44	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 53	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 53	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard Vice President Age: 38	Since 2010

Vice President of all the DFA Entities. Research Associate for Dimensional (since August 2008). Formerly, Research Assistant for Dimensional from April 2006-August 2008. Prior to April 2006, Manager at Hilton Hotels Corp. (September 2004-April 2006).

59

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Robert W. Dintzner Vice President Age: 40	Since 2001	Vice President of all the DFA Entities.
Beth Ann Dranguet Vice President Age: 40	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since July 2007). Formerly, Associate at Vinson & Elkins LLP (September 1999-July 2007).
Kenneth N. Elmgren Vice President Age: 56	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 45	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 49	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Jeremy P. Freeman Vice President Age: 39	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 43	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 36	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Joel H. Hefner Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie C. Henderson Vice President and Fund Controller Age: 36	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin B. Hight Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2001).

60

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Patrick M. Keating Vice President Age: 55	Since 2003

Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

David M. Kershner Vice President Age: 39	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since June 2004).
Joseph F. Kolerich Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 43	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 35	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Juliet Lee Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Apollo D. Lupescu Vice President Age: 41	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional (since February 2004).
Kenneth M. Manell Vice President Age: 37	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2006). Formerly, Assistant General Counsel at Castle & Cooke (January 2004-September 2006).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 40	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 53	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 46	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian A. Newton Vice President Age: 35	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

61

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carolyn L. O Vice President Age: 36	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2007). Prior to September 2007, Associate at K&L Gates LLP (January 2004-September 2007).
Gerard K. O’Reilly Vice President Age: 33	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 36	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Kyle K. Ozaki Vice President Age: 32	Since 2010

Vice President of all the DFA Entities. Senior Compliance Officer for Dimensional (since Januay 2008). Formerly, Compliance Officer (February 2006-December 2007) and Compliance Analyst (August 2004-January 2006) for Dimensional.

Carmen E. Palafox Vice President Age: 36	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya K. Park Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.
David A. Plecha Vice President Age: 49	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Theodore W. Randall Vice President Age: 37	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 39	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

Julie A. Saft Vice President Age: 51	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional (since July 2008). Formerly, Senior Manager at Vanguard (November 1997-July 2008).
David E. Schneider Vice President Age: 64	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Walid A. Shinnawi Vice President Age: 48	Since 2010	Vice President of all the DFA Entities. Regional Director for Dimensional (since March 2006). Formerly, Senior Manager at Moody’s KMV (1999-March 2006).
Bruce A. Simmons Vice President Age: 45	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Edward R. Simpson Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 54	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

62

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carl G. Snyder Vice President Age: 47	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 62	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 37	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 52	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 44	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh Vice President Age: 40	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Weston J. Wellington Vice President Age: 59	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Ryan J. Wiley Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 55	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).
1	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

63

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

64

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2009 to October 31, 2010, the Portfolio is designating the following items with regard to distributions paid during the period. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Foreign Tax Credit(3)	Foreign Source Income(4)	Qualifying Interest Income(5)	Qualifying Short-Term Capital Gain(6)
DFA International Value Portfolio III	100%	—	—	100%	100%	100%	3%	116%	100%	100%
U.S. Large Cap Value Portfolio III	100%	—	—	100%	100%	100%	—	—	100%	100%
Tax-Managed U.S. Marketwide Value Portfolio II	100%	—	—	100%	100%	100%	—	—	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(3)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(4)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

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DFA103110-008A

ANNUAL REPORT

year ended:  October 31, 2010

Dimensional Investment Group Inc.

DFA International Value Portfolio IV

Emerging Markets Portfolio II

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

November 2010

Dear Fellow Shareholder,

In 2011, Dimensional celebrates its thirtieth anniversary. Our growth — from a start-up business working out of my Brooklyn apartment to a global investment firm with offices in six countries — has been greater than we could ever have predicted. We take a lot of pride in what we have been able to accomplish.

The Dimensional business model, at its most basic, is about ideas and the implementation of those ideas. We’ve built Dimensional on a set of ideas that have revolutionized finance over the last fifty years. We work closely with academics like Gene Fama, Ken French, and Robert Merton who have been at the forefront in developing the field of modern finance. This great partnership with leading thinkers has carried us over the last thirty years. It is the principle of comparative advantage at its best. The thinkers work on developing the ideas, and we find the best ways to implement those ideas for our clients.

Working together with academics and our clients, we have helped change the world. It’s great to know that it is still possible to do well by doing good.

Sincerely,

David G. Booth

Chairman and Co-Chief Executive Officer

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ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

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DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedule of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
P.L.C.	Public Limited Company

Investment Footnotes
†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
§	Affiliated Fund.
##	Par amount of collateral is a part of a pooled collateral facility. Value is indicative of the value allocated to this Series as a part of this facility.

Financial Highlights
(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
Master Funds.

All Statements, Schedules and Notes to Financial Statements
—	Amounts designated as — are either zero or rounded to zero.
REIT	Real Estate Investment Trust
RIC	Registered Investment Company
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

2

DIMENSIONAL INVESTMENT GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review - Developed Markets	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010 was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61%.

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Value Index	6.38%
MSCI World ex USA Growth Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Master-Feeder Structure

The portfolio described below, called a “Feeder Fund,” does not buy individual securities directly; instead, this portfolio invests in a corresponding fund called a “Master Fund.” The Master Fund, in turn, purchases stocks and/or other securities.

3

DFA International Value Portfolio IV

The DFA International Value Portfolio IV seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track any specific equity index. As of October 31, 2010, the Master Fund held 528 stocks in 23 developed countries. In general the Master Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2010, total returns were 11.12% for the Portfolio and 9.61% for the MSCI World ex USA Index (net dividends). The MSCI Standard benchmarks indicate that on the whole, growth stocks outperformed value stocks in international developed markets during the period. However, stocks in the deeper value segment of the market outperformed growth stocks on average. The Master Fund’s greater allocation than the Index to these deeper value stocks contributed to relative performance. An additional component of the Portfolio’s outperformance is due to differences in valuation timing and methodology between the Master Fund and the Index. The Master Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Master Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

International Equity Market Review - Emerging Markets	12 Months Ended October 31, 2010

Emerging markets performed well for the year ended October 31, 2010, although results varied widely among the individual emerging markets countries. For the one-year period ended October 31, 2010, returns in US dollars were 23.56% for the MSCI Emerging Markets Index (net dividends) versus 9.61% for the MSCI World ex USA Index (net dividends). As measured by the MSCI indices, emerging markets growth stocks outperformed their value counterparts, while emerging markets small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI Emerging Market Index	23.56%
MSCI Emerging Markets Small Cap Index	37.02%
MSCI Emerging Markets Value Index	21.96%
MSCI Emerging Markets Growth Index	25.17%

The US dollar (USD) generally depreciated against most major emerging markets currencies during the period, increasing most local country returns when denominated in USD.

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
China	11.14%	11.11%
Brazil	11.67%	14.86%
South Korea	18.52%	24.52%
Taiwan	13.20%	20.23%
India	27.64%	34.93%
South Africa	18.71%	33.55%
Russia	19.19%	13.38%
Mexico	25.55%	33.87%
Malaysia	23.94%	35.93%
Indonesia	41.78%	51.50%

4

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Master-Feeder Structure

The portfolio described below, called a “Feeder Fund,” does not buy individual securities directly; instead, this portfolio invests in a corresponding fund called a “Master Fund.” The Master Fund, in turn, purchases stocks and/or other securities.

Emerging Markets Portfolio II

The Emerging Markets Portfolio II seeks to capture the returns of large cap stocks in selected emerging markets countries by purchasing shares of a Master Fund investing in such securities. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to large cap emerging markets stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 712 stocks across 20 emerging countries. In general, the Master Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Master Fund’s assets. The Master Fund’s target country weights were capped at 15% upon purchase by the manager to limit single-country risk exposure.

As a result of the Master Fund’s diversified approach, performance was generally determined by structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 26.80% for the Portfolio and 23.56% for the MSCI Emerging Markets Index (net dividends). The Portfolio’s relative outperformance was primarily due to differences in country weight allocations between the Master Fund and the Index. Country weight differences were primarily driven by capping of individual countries to limit single-country risk exposure. An additional component of the Portfolio’s outperformance was due to differences in valuation timing and methodology between the Master Fund and the Index. The Master Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Master Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

5

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

		Six Months Ended October 31, 2010
EXPENSE TABLES
	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
DFA International Value Portfolio IV
Actual Fund Return	$1,000.00	$1,063.20	0.28%	$1.46
Hypothetical 5% Annual Return	$1,000.00	$1,023.79	0.28%	$1.43

6

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
Emerging Markets Portfolio II
Actual Fund Return	$1,000.00	$1,107.40	0.38%	$2.02
Hypothetical 5% Annual Return	$1,000.00	$1,023.29	0.38%	$1.94

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

7

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Funds’ holdings which reflect the investments by category.

Affiliated Investment Companies
DFA International Value Portfolio IV	100.0%
Emerging Markets Portfolio II	100.0%

8

SCHEDULES OF INVESTMENTS

October  31, 2010

DFA INTERNATIONAL VALUE IV

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)

Investment in The DFA International Value Series of The DFA Investment Trust Company	$353,551,974

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $261,692,330)	$353,551,974

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$353,551,974	—	—	$353,551,974

EMERGING MARKETS PORTFOLIO II

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)

Investment in The Emerging Markets Series of The DFA Investment Trust Company	$156,114,017

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $59,304,850)	$156,114,017

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$156,114,017	—	—	$156,114,017

See accompanying Notes to Financial Statements.

9

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	DFA International Value Portfolio IV	Emerging Markets Portfolio II
ASSETS:
Investment in Affiliated Investment Companies at Value	$353,552	$156,114
Receivables:
Affiliated Investment Companies Sold	9	—
Fund Shares Sold	—	162
Prepaid Expenses and Other Assets	11	5

Total Assets	353,572	156,281

LIABILITIES:
Payables:
Affiliated Investment Companies Purchased	—	161
Fund Shares Redeemed	9	1
Due to Advisor	7	19
Accrued Expenses and Other Liabilities	20	9

Total Liabilities	36	190

NET ASSETS	$353,536	$156,091

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	24,999,006	5,669,517

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.14	$27.53

Investment in Affiliated Investment Companies at Cost	$261,693	$59,305

NET ASSETS CONSIST OF:
Paid-In Capital	$329,124	$128,762
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	7,681	2,811
Accumulated Net Realized Gain (Loss)	(75,197)	(72,160)
Deferred Thailand Capital Gains Tax	—	(136)
Net Unrealized Foreign Exchange Gain (Loss)	69	5
Net Unrealized Appreciation (Depreciation)	91,859	96,809

NET ASSETS	$353,536	$156,091

(1) NUMBER OF SHARES AUTHORIZED	300,000,000	300,000,000

See accompanying Notes to Financial Statements.

10

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	DFA International Value Portfolio IV	Emerging Markets Portfolio II
Investment Income
Dividends (Net of Foreign Taxes Withheld of $829 and $401, respectively)	$ 9,132	$ 3,338
Interest	2	—
Income from Securities Lending	452	133
Expenses Allocated from Affiliated Investment Companies	(808)	(275)

Total Investment Income	8,778	3,196

Expenses
Administrative Services Fees	80	220
Accounting & Transfer Agent Fees	17	14
Filing Fees	21	21
Shareholders’ Reports	17	8
Directors’/Trustees’ Fees & Expenses	3	1
Audit Fees	2	2
Legal Fees	6	3
Other	4	3

Total Expenses	150	272

Net Investment Income (Loss)	8,628	2,924

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	21,682	11,782
Foreign Currency Transactions	(16)	35
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	5,088	19,774
Translation of Foreign Currency Denominated Amounts	54	1
Change in Deferred Thailand Capital Gains Tax	—	(131)

Net Realized and Unrealized Gain (Loss)	26,808	31,461

Net Increase (Decrease) in Net Assets Resulting from Operations	$35,436	$34,385

    Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

11

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA International Value Portfolio IV		Emerging Markets Portfolio II
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$ 8,628	$ 9,935	$ 2,924	$ 2,951
Net Realized Gain (Loss) on:
Investment Securities Sold	21,682	3,826	11,782	3,063
Futures	—	(102)	—	(198)
Foreign Currency Transactions	(16)	233	35	5
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	5,088	84,657	19,774	49,707
Futures	—	—	—	(2)
Translation of Foreign Currency Denominated Amounts	54	14	1	14
Change in Deferred Thailand Capital Gains Tax	—	—	(131)	(102)

Net Increase (Decrease) in Net Assets Resulting from Operations	35,436	98,563	34,385	55,438

Distributions From:
Net Investment Income	(9,866)	(21,099)	(2,834)	(5,915)

Total Distributions	(9,866)	(21,099)	(2,834)	(5,915)

Capital Share Transactions (1):
Shares Issued	33,837	45,547	18,542	30,454
Shares Issued in Lieu of Cash Distributions	9,866	21,099	2,834	5,915
Shares Redeemed	(64,779)	(98,890)	(39,042)	(56,278)

Net Increase (Decrease) from Capital Share Transactions	(21,076)	(32,244)	(17,666)	(19,909)

Total Increase (Decrease) in Net Assets	4,494	45,220	13,885	29,614
Net Assets
Beginning of Period	349,042	303,822	142,206	112,592

End of Period	$353,536	$349,042	$156,091	$142,206

(1) Shares Issued and Redeemed:
Shares Issued	2,568	5,144	759	2,003
Shares Issued in Lieu of Cash Distributions	755	2,259	122	430
Shares Redeemed	(4,981)	(9,799)	(1,637)	(3,396)

Net Increase (Decrease) from Shares Issued and Redeemed	(1,658)	(2,396)	(756)	(963)

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$ 7,681	$ 8,935	$ 2,811	$ 2,685

See accompanying Notes to Financial Statements.

12

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA International Value Portfolio IV	Emerging Markets Portfolio II
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$ 13.09	$ 10.46	$ 21.23	$ 18.85	$ 14.63	$ 12.94	$ 22.13	$ 15.24	$ 30.01	$ 21.50	$ 16.79	$ 13.03

Income from Investment Operations
Net Investment Income (Loss)	0.33	(A)	0.34	(A)	0.62	(A)	0.63	(A)	0.57	(A)	0.40	0.48	(A)	0.41	(A)	0.68	(A)	0.53	(A)	0.45	(A)	0.53	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	1.09	3.05	(10.29)	2.53	4.41	1.58	5.37	7.29	(14.92)	8.42	4.74	3.47

Total from Investment Operations	1.42	3.39	(9.67)	3.16	4.98	1.98	5.85	7.70	(14.24)	8.95	5.19	4.00
Less Distributions
Net Investment Income	(0.37)	(0.76)	(0.64)	(0.48)	(0.36)	(0.27)	(0.45)	(0.81)	(0.31)	(0.44)	(0.48)	(0.24)
Net Realized Gains	—	—	(0.46)	(0.30)	(0.40)	(0.02)	—	—	(0.22)	—	—	—

Total Distributions	(0.37)	(0.76)	(1.10)	(0.78)	(0.76)	(0.29)	(0.45)	(0.81)	(0.53)	(0.44)	(0.48)	(0.24)

Net Asset Value, End of Period	$ 14.14	$ 13.09	$ 10.46	$ 21.23	$ 18.85	$ 14.63	$ 27.53	$ 22.13	$ 15.24	$ 30.01	$ 21.50	$ 16.79

Total Return	11.12%	35.27%	(47.88	)%(C)	17.32%	35.65%	15.58%	26.80%	53.72%	(48.27	)%(C)	42.40%	31.67%	31.22%

Net Assets, End of Period (thousands)	$353,536	$349,042	$303,822	$729,621	$565,255	$304,601	$156,091	$142,206	$112,592	$310,627	$62,633	$33,940
Ratio of Expenses to Average Net Assets (D)	0.28%	0.30%	0.26	%(B)	0.25%	0.27%	0.32%	0.37%	0.39%	0.35	%(B)	0.39%	0.35%	0.41%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)(D)	0.28%	0.30%	0.26	%(B)	0.25%	0.27%	0.32%	0.37%	0.39%	0.35	%(B)	0.43%	0.74%	0.81%
Ratio of Net Investment Income to Average Net Assets	2.52%	3.28%	3.93	%(B)	3.07%	3.42%	3.03%	2.00%	2.42%	2.82	%(B)	2.13%	2.38%	3.60%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

13

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which DFA International Value Portfolio IV and Emerging Markets Portfolio II (the “Portfolios”) are presented in this report.

DFA International Value Portfolio IV and Emerging Markets Portfolio II primarily invest their assets in The DFA International Value Series and The Emerging Markets Series (the “Series”), respectively, each a corresponding series of The DFA Investment Trust Company. At October 31, 2010, DFA International Value Portfolio IV and Emerging Markets Portfolio II owned 5% and 6% of their respective Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolios.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•      Level 1 – quoted prices in active markets for identical securities

•      Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•      Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolios’ investment reflects its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments is disclosed at the end of the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14

The Portfolios did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

3.    Other:    The Portfolios recognize their pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series’, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolios are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Portfolios, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended October 31, 2010, the Portfolios’ administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of the first $40 million of average daily net assets and no fees on assets exceeding $40 million for DFA International Value Portfolio IV and based on an effective annual rate of 0.15% of average daily net assets for Emerging Markets Portfolio II.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund to the CCO were $29 (in thousands). The total related amounts paid by the Portfolios are included in Other Expenses on the Statement of Operations.

15

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

DFA International Value Portfolio IV	$10
Emerging Markets Portfolio II	4

E. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010 were classified to the following accounts. The reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)	Increase (Decrease) Paid-In Capital
DFA International Value Portfolio IV	$(16)	$ 16	—
Emerging Markets Portfolio II	36	(35)	$(1)

The tax character of dividends and distributions declared and paid during the year ended October 31, 2009 and the year ended October 31, 2010 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA International Value Portfolio IV
2009	$21,099	—	$21,099
2010	9,866	—	9,866
Emerging Markets Portfolio II
2009	5,915	—	5,915
2010	2,834	—	2,834

16

At October 31, 2010, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Losses)
DFA International Value Portfolio IV	$7,693	—	$(75,186)	$(67,493)
Emerging Markets Portfolio II	2,845	—	(72,226)	(69,381)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2010, DFA International Value Portfolio IV and Emerging Markets Portfolio II Portfolios had capital loss carryforwards of $75,186 and $72,226 (in thousands), respectively, available to offset future realized capital gains through October 31, 2016. During the year ended October 31, 2010, DFA International Value Portfolio IV and Emerging Markets Portfolio II Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the amount of $21,683 and $11,769 (in thousands), respectively.

Some of the Portfolios’ investments are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At October 31, 2010, Emerging Markets Portfolio II had cumulative unrealized appreciation (depreciation) (mark to market) of $29 (in thousands) to be included in distributable net investment income for federal tax purposes. For the year ended October 31, 2010, realized gains on the sale of passive foreign investment companies totaling $0 (in thousands) have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes.

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA International Value Portfolio IV	$261,704	$99,593	$(7,745)	$91,848
Emerging Markets Portfolio II	59,268	32,614	64,232	96,846

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be in a tax return. Management has analyzed the Portfolios’ tax position and has concluded that no provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The

17

DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

F. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011. There were no borrowings by the Portfolios under this line of credit during the year ended October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011. There were no borrowings by the Portfolios under this line of credit during the year ended October 31, 2010.

G. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of the duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

I. Other:

At October 31, 2010, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA International Value Portfolio IV	1	100%

18

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Emerging Markets Portfolio II	2	100%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

J. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA International Value Portfolio IV and Emerging Markets Portfolio II (constituting portfolios within Dimensional Investment Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

20

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

21

THE DFA INVESTMENT TRUST COMPANY

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010, was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61%.

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Growth Index	6.38%
MSCI World ex USA Value Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Gains in emerging markets were higher on average than in developed markets, although results varied widely among the individual emerging markets countries. For the one-year period ended October 31, 2010, returns in US dollars were 23.56% for the MSCI Emerging Markets Index (net dividends) versus 9.61% for the MSCI World ex USA Index (net dividends). As measured by the MSCI indices, emerging markets growth stocks outperformed their value counterparts, while emerging markets small cap stocks outperformed large caps.

22

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI Emerging Markets Index	23.56%
MSCI Emerging Markets Small Cap Index	37.02%
MSCI Emerging Markets Value Index	21.96%
MSCI Emerging Markets Growth Index	25.17%

The US dollar (USD) generally depreciated against most major emerging markets currencies during the period, increasing most local country returns when denominated in USD.

12 Months Ended October 31, 2010

Ten Largest Emerging Markets by Market Cap	Local Currency Return	U.S. Dollar Return
China	11.14%	11.11%
Brazil	11.67%	14.86%
South Korea	18.52%	24.52%
Taiwan	13.20%	20.23%
India	27.64%	34.93%
South Africa	18.71%	33.55%
Russia	19.19%	13.38%
Mexico	25.55%	33.87%
Malaysia	23.94%	35.93%
Indonesia	41.78%	51.50%

Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

23

International Equity Series’ Performance Overview

The DFA International Value Series

The DFA International Value Series seeks to capture the returns of international large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track any specific equity index. As of October 31, 2010, the Series held 528 stocks in 23 developed countries. In general the portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2010, total returns were 11.13% for the Series and 9.61% for the MSCI World ex USA Index (net dividends). The MSCI Standard benchmarks indicate that on the whole, growth stocks outperformed value stocks in international developed markets during the period. However, stocks in the deeper value segment of the market outperformed growth stocks on average. The Series’ greater allocation than the Index to these deeper value stocks contributed to relative performance. An additional component of the Series’ outperformance was due to differences in valuation timing and methodology between the Portfolio and the Index. The Series prices foreign exchange rates at the closing of U.S. markets, while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets, while the Index uses local market closing prices.

The Emerging Markets Series

The Emerging Markets Series seeks to capture the returns of large cap stocks in selected emerging markets countries. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to large cap emerging markets stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 712 stocks in 20 emerging markets countries. In general, the Series was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets. The Series’ target country weights were capped at 15% upon purchase by the manager to limit single-country risk exposure.

As a result of the Series’ diversified approach, performance was generally determined by broad structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 27.04% for the Series and 23.56% for the MSCI Emerging Markets Index (net dividends). The Series’ relative outperformance was primarily due to differences in country weight allocations between the Series’ and the Index. Country weight differences were primarily driven by capping of individual countries to limit single-country risk exposure. To a lesser extent, an additional component of the Series’ outperformance was due to differences in valuation timing and methodology between the Series and the Index. The Series prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Series utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

24

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by

$1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

		Six Months Ended October 31, 2010
EXPENSE TABLES
	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
The DFA International Value Series
Actual Fund Return	$1,000.00	$1,063.80	0.24%	$1.25
Hypothetical 5% Annual Return	$1,000.00	$1,024.00	0.24%	$1.22

The Emerging Markets Series
Actual Fund Return	$1,000.00	$1,108.50	0.20%	$1.06
Hypothetical 5% Annual Return	$1,000.00	$1,024.20	0.20%	$1.02

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

25

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31.The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

INTERNATIONAL EQUITY PORTFOLIOS

The DFA International Value Series
Consumer Discretionary	15.8%
Consumer Staples	6.0%
Energy	10.1%
Financials	31.6%
Health Care	1.2%
Industrials	10.2%
Information Technology	3.6%
Materials	11.7%
Other	—
Telecommunication Services	7.6%
Utilities	2.2%

100.0%

The Emerging Market Series
Consumer Discretionary	6.9%
Consumer Staples	9.3%
Energy	14.2%
Financials	21.4%
Health Care	1.0%
Industrials	6.7%
Information Technology	13.6%
Materials	13.6%
Other	—
Real Estate Investment Trusts	—
Telecommunication Services	9.9%
Utilities	3.4%

100.0%

26

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.2%)
AUSTRALIA — (5.0%)
Australia & New Zealand Banking Group, Ltd.	2,206,006	$53,819,204	0.8%
#National Australia Bank, Ltd.	2,107,947	52,758,343	0.8%
Wesfarmers, Ltd.	2,331,991	75,875,057	1.1%
Other Securities		224,889,210	3.2%

TOTAL AUSTRALIA		407,341,814	5.9%

AUSTRIA — (0.4%)
Other Securities		29,957,894	0.4%

BELGIUM — (0.6%)
Other Securities		46,661,837	0.7%

CANADA — (9.6%)
#Encana Corp.	2,051,015	57,936,800	0.9%
#Sun Life Financial, Inc.	1,367,335	38,691,331	0.6%
#Suncor Energy, Inc.	2,191,586	70,223,581	1.0%
#Talisman Energy, Inc.	2,353,184	42,661,410	0.6%
Teck Resources, Ltd. Class B	1,418,230	63,409,440	0.9%
#Thomson Reuters Corp.	1,832,184	69,971,141	1.0%
#TransCanada Corp.	1,941,948	71,725,837	1.0%
Other Securities		358,917,190	5.2%

TOTAL CANADA		773,536,730	11.2%

DENMARK — (1.3%)
Other Securities		108,243,005	1.6%

FINLAND — (0.8%)
Other Securities		61,678,555	0.9%

FRANCE — (7.0%)
AXA SA	2,818,397	51,399,167	0.8%
BNP Paribas SA	607,569	44,441,191	0.6%
Cie de Saint-Gobain SA	875,747	41,144,800	0.6%
GDF Suez SA	1,019,150	40,722,357	0.6%
Societe Generale Paris SA	1,074,333	64,422,284	0.9%
Vivendi SA	2,798,643	79,971,735	1.2%
Other Securities		244,435,064	3.5%

TOTAL FRANCE		566,536,598	8.2%

GERMANY — (7.9%)
Allianz SE	481,474	60,300,624	0.9%
Bayerische Motoren Werke AG	915,762	65,634,885	1.0%
*Daimler AG	2,088,586	138,020,977	2.0%
Deutsche Bank AG	987,090	56,862,241	0.8%
Deutsche Telekom AG	2,852,483	41,282,568	0.6%
#Deutsche Telekom AG Sponsored ADR	3,099,741	44,667,268	0.6%
Munchener Rueckversicherungs-Gesellschaft AG	412,644	64,496,557	0.9%
Other Securities		169,733,757	2.5%

TOTAL GERMANY		640,998,877	9.3%

GREECE — (0.1%)
Other Securities		8,298,682	0.1%

HONG KONG — (1.5%)
Hutchison Whampoa, Ltd	5,621,000	55,586,897	0.8%
Other Securities		65,265,505	0.9%

TOTAL HONG KONG		120,852,402	1.7%

27

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (0.1%)
Other Securities		$4,941,532	0.1%

ISRAEL — (0.4%)
Other Securities		29,466,537	0.4%

ITALY — (1.8%)
Intesa Sanpaolo SpA	10,656,633	37,481,113	0.5%
#UniCredit SpA	15,858,749	41,344,820	0.6%
Other Securities		69,762,927	1.0%

TOTAL ITALY		148,588,860	2.1%

JAPAN — (17.3%)
FUJIFILM Holdings Corp.	1,327,000	44,270,853	0.6%
#Nissan Motor Co., Ltd.	4,831,600	42,464,027	0.6%
#Sony Corp. Sponsored ADR	1,801,665	60,968,344	0.9%
#Sumitomo Corp.	3,241,900	41,045,075	0.6%
Other Securities		1,210,511,398	17.5%

TOTAL JAPAN		1,399,259,697	20.2%

MALAYSIA — (0.0%)
Other Securities		—	0.0%

NETHERLANDS — (3.3%)
#ArcelorMittal NV	2,446,831	79,175,937	1.2%
*ING Groep NV	3,356,113	35,906,230	0.5%
Koninklijke Philips Electronics NV	2,087,065	63,660,707	0.9%
Other Securities		84,238,184	1.2%

TOTAL NETHERLANDS		262,981,058	3.8%

NEW ZEALAND — (0.1%)
Other Securities		4,293,061	0.1%

NORWAY — (1.0%)
Other Securities		84,129,497	1.2%

PORTUGAL — (0.1%)
Other Securities		8,195,419	0.1%

SINGAPORE — (1.4%)
Other Securities		109,763,918	1.6%

SPAIN — (2.1%)
#Repsol YPF SA Sponsored ADR	1,432,181	39,657,092	0.6%
Other Securities		130,802,294	1.9%

TOTAL SPAIN		170,459,386	2.5%

SWEDEN — (2.6%)
#Nordea Bank AB	5,498,608	60,543,289	0.9%
Other Securities		150,105,334	2.1%

TOTAL SWEDEN		210,648,623	3.0%

SWITZERLAND — (5.7%)
Compagnie Financiere Richemont SA Series A	897,817	44,781,503	0.6%
Credit Suisse Group AG	1,085,706	44,946,721	0.7%
#Holcim, Ltd. AG	739,477	46,066,677	0.7%
Swiss Reinsurance Co., Ltd. AG	931,611	44,761,229	0.6%
#*UBS AG	3,710,052	63,024,671	0.9%
Zurich Financial Services AG	322,634	78,954,165	1.1%
Other Securities		141,879,887	2.1%

TOTAL SWITZERLAND		464,414,853	6.7%

28

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (15.1%)
Aviva P.L.C.	7,396,866	$47,172,407	0.7%
#Barclays P.L.C. Sponsored ADR	4,180,831	73,791,667	1.1%
International Power P.L.C.	6,483,180	43,257,401	0.6%
Kingfisher P.L.C.	10,285,817	39,184,977	0.6%
#Royal Dutch Shell P.L.C. ADR	3,170,896	203,952,031	2.9%
Vodafone Group P.L.C.	34,976,333	95,611,963	1.4%
#Vodafone Group P.L.C. Sponsored ADR	8,066,329	221,904,711	3.2%
William Morrison Supermarkets P.L.C.	8,127,143	38,248,483	0.5%
Xstrata P.L.C.	3,843,909	74,469,535	1.1%
Other Securities		384,330,100	5.6%

TOTAL UNITED KINGDOM		1,221,923,275	17.7%

TOTAL COMMON STOCKS		6,883,172,110	99.5%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $21,850,000 FHLMC 4.00%, 12/15/38, valued at $20,355,375) to be repurchased at $19,298,306	$19,298	19,298,000	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.6%)
§@DFA Short Term Investment Fund	1,175,802,100	1,175,802,100	17.0%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $3,305,966)## to be repurchased at $3,241,202	$3,241	3,241,143	0.0%

TOTAL SECURITIES LENDING COLLATERAL		1,179,043,243	17.0%

TOTAL INVESTMENTS — (100.0%) (Cost $6,502,731,182)		$8,081,513,353	116.8%

29

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$5,383,963	$401,957,851	—	$407,341,814
Austria	—	29,957,894	—	29,957,894
Belgium	3,727,334	42,934,503	—	46,661,837
Canada	773,536,730	—	—	773,536,730
Denmark	—	108,243,005	—	108,243,005
Finland	2,054,844	59,623,711	—	61,678,555
France	11,057,872	555,478,726	—	566,536,598
Germany	104,531,048	536,467,829	—	640,998,877
Greece	1,399,460	6,899,222	—	8,298,682
Hong Kong	—	120,852,402	—	120,852,402
Ireland	4,941,532	—	—	4,941,532
Israel	3,608,246	25,858,291	—	29,466,537
Italy	28,604,870	119,983,990	—	148,588,860
Japan	134,121,326	1,265,138,371	—	1,399,259,697
Malaysia	—	—	—	—
Netherlands	17,912,213	245,068,845	—	262,981,058
New Zealand	—	4,293,061	—	4,293,061
Norway	367,187	83,762,310	—	84,129,497
Portugal	—	8,195,419	—	8,195,419
Singapore	—	109,763,918	—	109,763,918
Spain	55,573,325	114,886,061	—	170,459,386
Sweden	10,464,260	200,184,363	—	210,648,623
Switzerland	50,892,561	413,522,292	—	464,414,853
United Kingdom	579,019,350	642,903,925	—	1,221,923,275
Temporary Cash Investments	—	19,298,000	—	19,298,000
Securities Lending Collateral	—	1,179,043,243	—	1,179,043,243

TOTAL	$1,787,196,121	$6,294,317,232	—	$8,081,513,353

See accompanying Notes to Financial Statements.

30

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (84.7%)
BRAZIL — (3.1%)
Cia Siderurgica Nacional SA	734,552	$12,161,171	0.5%
Petroleo Brasilerio SA ADR	1,009,389	34,440,353	1.4%
Other Securities		38,669,099	1.5%

TOTAL BRAZIL		85,270,623	3.4%

CHILE — (2.0%)
Other Securities		53,671,271	2.1%

CHINA — (11.3%)
Bank of China, Ltd.	36,691,000	22,085,287	0.9%
China Construction Bank Corp.	21,737,000	20,780,648	0.8%
#China Life Insurance Co., Ltd. ADR	250,705	16,488,868	0.6%
#China Mobile, Ltd. Sponsored ADR	696,697	35,789,325	1.4%
#CNOOC, Ltd. ADR	68,756	14,364,504	0.6%
Industrial & Commercial Bank of China, Ltd. Series H	34,093,000	27,543,516	1.1%
PetroChina Co., Ltd. ADR	115,210	14,165,070	0.6%
Tencent Holdings, Ltd.	700,600	16,123,103	0.6%
Other Securities		136,946,084	5.4%

TOTAL CHINA		304,286,405	12.0%

COLOMBIA — (0.3%)
Other Securities		7,472,398	0.3%

CZECH REPUBLIC — (0.7%)
CEZ A.S.	254,916	11,272,835	0.4%
Other Securities		7,245,270	0.3%

TOTAL CZECH REPUBLIC		18,518,105	0.7%

EGYPT — (0.1%)
Other Securities		3,589,496	0.1%

HUNGARY — (1.0%)
Other Securities		26,401,798	1.0%

INDIA — (10.8%)
HDFC Bank, Ltd.	378,035	19,427,251	0.8%
Infosys Technologies, Ltd.	398,967	26,735,874	1.1%
#Infosys Technologies, Ltd. Sponsored ADR	233,496	15,746,970	0.6%
ITC, Ltd.	3,212,684	12,399,207	0.5%
Larsen & Toubro, Ltd.	282,173	12,860,404	0.5%
Reliance Industries, Ltd.	1,898,511	46,866,998	1.8%
Tata Consultancy Services, Ltd.	641,575	15,223,695	0.6%
Other Securities		142,815,741	5.6%

TOTAL INDIA		292,076,140	11.5%

INDONESIA — (2.8%)
PT Astra International Tbk	2,821,561	18,065,369	0.7%
PT Telekomunikasi Indonesia Tbk	13,911,140	14,122,335	0.6%
Other Securities		43,866,000	1.7%

TOTAL INDONESIA		76,053,704	3.0%

ISRAEL — (0.0%)
Other Securities		38	0.0%

MALAYSIA — (4.5%)
CIMB Group Holdings Berhad	5,354,954	14,300,384	0.6%

31

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
MALAYSIA — (Continued)
Other Securities		$106,241,503	4.2%

TOTAL MALAYSIA		120,541,887	4.8%

MEXICO — (6.7%)
America Movil S.A.B. de C.V. Series L	23,307,621	66,725,332	2.7%
#Fomento Economico Mexicano S.A.B. de C.V. Series B & D	2,109,900	11,602,058	0.5%
Grupo Mexico S.A.B. de C.V. Series B	4,075,517	13,426,630	0.5%
#Wal-Mart de Mexico S.A.B. de C.V. Series V	8,551,980	23,402,284	0.9%
Other Securities		66,525,865	2.6%

TOTAL MEXICO		181,682,169	7.2%

PERU — (0.4%)
Other Securities		9,785,049	0.4%

PHILIPPINES — (0.6%)
Other Securities		15,583,766	0.6%

POLAND — (1.4%)
Other Securities		39,187,798	1.5%

RUSSIA — (4.0%)
Gazprom OAO Sponsored ADR	1,743,505	38,174,119	1.5%
Lukoil OAO Sponsored ADR	354,178	19,750,701	0.8%
Other Securities		49,770,935	2.0%

TOTAL RUSSIA		107,695,755	4.3%

SOUTH AFRICA — (7.9%)
Impala Platinum Holdings, Ltd.	478,692	13,514,497	0.5%
MTN Group, Ltd.	1,659,950	29,395,910	1.2%
Naspers, Ltd. Series N	324,237	16,882,139	0.7%
#Sasol, Ltd. Sponsored ADR	920,291	41,643,168	1.6%
Standard Bank Group, Ltd.	861,864	12,676,857	0.5%
Other Securities		100,238,872	4.0%

TOTAL SOUTH AFRICA		214,351,443	8.5%

SOUTH KOREA — (12.0%)
#Hyundai Heavy Industries Co., Ltd.	47,395	15,460,234	0.6%
Hyundai Mobis	53,070	13,216,066	0.5%
Hyundai Motor Co., Ltd.	95,919	14,520,680	0.6%
#POSCO	46,060	19,010,253	0.8%
Samsung Electronics Co., Ltd.	97,139	64,444,531	2.5%
Samsung Electronics Co., Ltd. GDR	49,372	16,479,096	0.7%
Other Securities		180,231,033	7.1%

TOTAL SOUTH KOREA		323,361,893	12.8%

TAIWAN — (10.8%)
Formosa Chemicals & Fiber Co., Ltd.	4,232,445	12,103,668	0.5%
Formosa Plastics Corp.	5,051,648	14,473,970	0.6%
Hon Hai Precision Industry Co., Ltd.	5,190,997	19,632,544	0.8%
#HTC Corp.	553,558	12,553,253	0.5%
Nan Ya Plastic Corp.	6,817,564	15,144,810	0.6%
#Taiwan Semiconductor Manufacturing Co., Ltd.	22,386,808	46,056,661	1.8%
Other Securities		173,173,003	6.8%

TOTAL TAIWAN		293,137,909	11.6%

THAILAND — (1.9%)
Other Securities		52,250,619	2.1%

32

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
TURKEY — (2.4%)
Turkiye Garanti Bankasi A.S.	2,842,585	$17,159,207	0.7%
Other Securities		47,443,189	1.9%

TOTAL TURKEY		64,602,396	2.6%

TOTAL COMMON STOCKS		2,289,520,662	90.5%

PREFERRED STOCKS — (8.7%)
BRAZIL — (8.7%)
Banco Bradesco SA	1,584,132	32,459,659	1.3%
Cia de Bebidas das Americas SA Preferred ADR	151,600	21,108,784	0.8%
Itau Unibanco Holding SA	1,765,755	42,682,192	1.7%
Petroleo Brasilerio SA ADR	1,376,550	42,934,594	1.7%
Vale SA Series A	1,412,691	39,672,996	1.6%
Other Securities		56,392,921	2.2%

TOTAL BRAZIL		235,251,146	9.3%

TOTAL PREFERRED STOCKS		235,251,146	9.3%

RIGHTS/WARRANTS — (0.0%)
CHINA — (0.0%)
Other Securities		1,932	0.0%

TAIWAN — (0.0%)
Other Securities		6,600	0.0%

TOTAL RIGHTS/WARRANTS		8,532	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.6%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $13,610,000 FHLMC 5.00%, 10/15/19, valued at $15,396,313) to be repurchased at $15,165,240	$15,165	15,165,000	0.6%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (6.0%)
§@DFA Short Term Investment Fund	162,574,034	162,574,034	6.4%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $906,014)## to be repurchased at $888,265	$888	888,249	0.1%

TOTAL SECURITIES LENDING COLLATERAL		163,462,283	6.5%

TOTAL INVESTMENTS — (100.0%) (Cost $1,331,491,186)		$2,703,407,623	106.9%

33

THE EMERGING MARKETS SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs
	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$85,270,623	—	—	$85,270,623
Chile	53,671,271	—	—	53,671,271
China	95,237,645	$209,048,760	—	304,286,405
Colombia	7,472,398	—	—	7,472,398
Czech Republic	—	18,518,105	—	18,518,105
Egypt	—	3,589,496	—	3,589,496
Hungary	—	26,401,798	—	26,401,798
India	25,482,298	266,593,842	—	292,076,140
Indonesia	—	76,053,704	—	76,053,704
Israel	—	38	—	38
Malaysia	10,037	120,531,850	—	120,541,887
Mexico	181,674,371	7,798	—	181,682,169
Peru	9,785,049	—	—	9,785,049
Philippines	—	15,583,766	—	15,583,766
Poland	—	39,187,798	—	39,187,798
Russia	153,300	107,542,455	—	107,695,755
South Africa	61,497,185	152,854,258	—	214,351,443
South Korea	3,515,103	319,846,790	—	323,361,893
Taiwan	10,914,911	282,222,998	—	293,137,909
Thailand	52,250,619	—	—	52,250,619
Turkey	—	64,602,396	—	64,602,396
Preferred Stocks
Brazil	235,251,146	—	—	235,251,146
Rights/Warrants
China	—	1,932	—	1,932
Taiwan	—	6,600	—	6,600
Temporary Cash Investments	—	15,165,000	—	15,165,000
Securities Lending Collateral	—	163,462,283	—	163,462,283

TOTAL	$822,185,956	$1,881,221,667	—	$2,703,407,623

See accompanying Notes to Financial Statements.

34

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands)

	The DFA International Value Series	The Emerging Markets Series
ASSETS:
Investments at Value (including $1,113,371 and $155,961 of securities on loan, respectively)	$6,883,172	$2,524,780
Temporary Cash Investments at Value & Cost	19,298	15,165
Collateral Received from Securities on Loan at Value & Cost	1,179,043	163,462
Foreign Currencies at Value	5,268	3,772
Cash	15	43
Receivables:
Investment Securities Sold	—	12,252
Dividends, Interest and Tax Reclaims	17,428	2,383
Securities Lending Income	314	260
Fund Shares Sold	817	161
Unrealized Gain on Foreign Currency Contracts	54	6

Total Assets	8,105,409	2,722,284

LIABILITIES:
Payables:
Upon Return of Securities Loaned	1,179,043	163,462
Investment Securities Purchased	4,564	56
Fund Shares Redeemed	403	24,164
Due to Advisor	1,168	211
Unrealized Loss on Foreign Currency Contracts	—	8
Deferred Thailand Capital Gains Tax	—	4,459
Accrued Expenses and Other Liabilities	598	431

Total Liabilities	1,185,776	192,791

NET ASSETS	$6,919,633	$2,529,493

Investments at Cost	$5,304,390	$1,152,864

Foreign Currencies at Cost	$5,262	$3,671

See accompanying Notes to Financial Statements.

35

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	The DFA International Value Series	The Emerging Markets Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $15,467 and $6,189, respectively)	$171,182	$51,067
Interest	37	8
Income from Securities Lending	8,478	2,046

Total Investment Income	179,697	53,121

Expenses
Investment Advisory Services Fees	12,890	2,246
Accounting & Transfer Agent Fees	651	244
Custodian Fees	1,256	1,565
Shareholders’ Reports	38	13
Directors’/Trustees’ Fees & Expenses	62	22
Professional Fees	188	84
Other	130	56

Total Expenses	15,215	4,230

Net Investment Income (Loss)	164,482	48,891

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	360,748	160,587
Foreign Currency Transactions	(156)	541
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	182,952	337,045
Translation of Foreign Currency Denominated Amounts	537	(5)
Change in Deferred Thailand Capital Gains Tax	—	(2,275)

Net Realized and Unrealized Gain (Loss)	544,081	495,893

Net Increase (Decrease) in Net Assets Resulting from Operations	$708,563	$544,784

See accompanying Notes to Financial Statements.

36

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The DFA International Value Series		The Emerging Markets Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$164,482	$161,170	$48,891	$43,700
Net Realized Gain (Loss) on:
Investment Securities Sold	360,748	63,984	160,587	40,421
Futures	—	(1,125)	—	(2,920)
Foreign Currency Transactions	(156)	3,828	541	(24)
In-Kind Redemptions	—	—	—	17,805 *
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	182,952	1,395,836	337,045	642,058
Futures	—	—	—	(32)
Translation of Foreign Currency
Denominated Amounts	537	240	(5)	210
Change in Deferred Thailand Capital
Gains Tax	—	—	(2,275)	(1,366)

Net Increase (Decrease) in Net Assets Resulting from Operations	708,563	1,623,933	544,784	739,852

Transactions in Interest:
Contributions	611,794	449,410	199,169	162,102
Withdrawals	(592,688)	(581,716)	(323,776)	(417,162)*

Net Increase (Decrease) from Transactions in Interest	19,106	(132,306)	(124,607)	(255,060)

Total Increase (Decrease) in Net Assets	727,669	1,491,627	420,177	484,792
Net Assets
Beginning of Period	6,191,964	4,700,337	2,109,316	1,624,524

End of Period	$6,919,633	$6,191,964	$2,529,493	$2,109,316

*	See Note K in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

37

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The DFA International Value Series†
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Total Return	11.13%	35.41%	(47.87	)%(C)	17.32%	35.73%	15.61%
Net Assets, End of Period (thousands)	$6,919,633	$6,191,964	$4,700,337		$9,638,721	$7,457,252	$4,367,698
Ratio of Expenses to Average Net Assets	0.24%	0.24%	0.23	%(B)	0.23%	0.23%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.55%	3.22%	4.15	%(B)	3.04%	3.29%	2.71%
Portfolio Turnover Rate	20%	18%	16	%(C)	16%	8%	10%

	The Emerging Markets Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Total Return	27.04%	53.99%	(48.15	)%(C)	42.62%	31.87%	31.23%
Net Assets, End of Period (thousands)	$2,529,493	$2,109,316	$1,624,524		$3,707,790	$2,414,971	$1,852,565
Ratio of Expenses to Average Net Assets	0.19%	0.20%	0.18	%(B)	0.19%	0.20%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.18%	2.57%	3.00	%(B)	2.52%	2.54%	3.70%
Portfolio Turnover Rate	12%	14%	19	%(C)	7%	11%	9%

See page 1 for the Definitions of Abbreviations and Footnotes.

† See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

38

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve investment portfolios, of which two The DFA International Value Series and The Emerging Markets Series (the “Series”) are presented in this report.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•      Level 1 – quoted prices in active markets for identical securities

•      Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•      Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When

39

fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The Series will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally 1:00 p.m. PT) and the time that the net asset value of the International Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Series prices its shares at the close of the NYSE, the International Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Series’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the International Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the International Series. When the International Series uses fair value pricing, the values assigned to the International Series’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements.

Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolios did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.  Foreign Currency Translation:    Securities and other assets and liabilities of the Series whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates, and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan:    Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International

40

Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Trustee shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to become a member of the Board of the Fund (unless the Trustee files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Trustees have requested or received a distribution of proceeds of a deferred fee account.

4.  Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Series investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Emerging Markets Series accrues for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities. The Emerging Markets Series is also subject to a 15% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Series. For the year ended October 31, 2010, the investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% and 0.10% of average daily net assets for The DFA International Value Series and The Emerging Markets Series, respectively.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Funds; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2010, the total related amounts paid by the Trust

41

to the CCO were $68 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The DFA International Value Series	$167
The Emerging Markets Series	57

E. Purchases and Sales of Securities:

For the year ended October 31, 2010, the Series made the following purchases and sales of investment securities, other than short-term investments and U.S. government securities (amounts in thousands):

	Purchases	Sales
The DFA International Value Series	$1,456,793	$1,277,745
The Emerging Markets Series	276,316	352,561

There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series are treated as partnerships for Federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

Some of the Series’ investments are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At October 31, 2010, The Emerging Markets Series had cumulative unrealized appreciation (depreciation) (mark to market) of $462 (in thousands) to be included in distributable net investment income for federal tax purposes. For the year ended October 31, 2010, realized gains on the sale of passive foreign investment companies totaling $0 (in thousands) have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes.

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The DFA International Value Series	$6,502,935	$1,696,236	$(117,658)	$1,578,578
The Emerging Markets Series	1,332,379	1,390,857	(19,829)	1,371,028

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed each Series’ tax positions and has concluded that no provision for income tax is required in any Series’ financial statements. No Series is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation

42

taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements:    The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

2.  Foreign Market Risks:    Investments in foreign markets may involve certain consideration and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

3.  Futures Contracts:    The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related

43

to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period.

At October 31, 2010, the Series had no outstanding futures contracts.

H. Line of Credit:

The Series, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011. There were no borrowing by the Series under this line of credit during the year ended October 31, 2010.

The Series, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the year ended October 31, 2010, borrowings under this line of credit by the Series were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The DFA International Value Series	0.94%	$3,278	14	$ 1	$ 6,386
The Emerging Markets Series	0.89%	6,211	63	10	41,407

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2010.

I. Securities Lending:

As of October 31, 2010, some of the Series had securities on loan to brokers/dealers, for which each Series received cash collateral. In addition, The Emerging Markets Series received non-cash collateral with a market value of $85,839 (in thousands). Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

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Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loan securities in The DFA Short Term Investment Fund LP (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Each Series also may invest in cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. In-Kind Redemptions:

In accordance with guidelines described in the Series’ prospectus, the Series may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Series recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

During the year ended October 31, 2009, The Emerging Markets Series realized net gains of $17,805 (in thousands) of in-kind redemptions.

L. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

M. Other:

The Series are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

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N. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and

Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The DFA International Value Series and The Emerging Market Series (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodians, brokers, and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

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FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2010.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould and Myron S. Scholes. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were seven Performance Committee meetings held during the fiscal year ended October 31, 2010.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 63	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 71	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).
Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).
Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 69	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).
Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 57	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	86 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director,

Co-Chief Executive Officer and President of DFAIDG,

DIG and DEM. Chairman, Trustee, Co-Chief

Executive Officer and President of DFAITC.

6300 Bee Cave Road, Building One Austin, Texas 78746

Age: 63

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	86 portfolios in 4 investment companies	Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc. and The DFA Investment Trust Company. Chairman, Director, President and Co- Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director of Dimensional Cayman Commodity Fund I Ltd. Chairman, and President of Dimensional SmartNest LLC and Dimensional SmartNest (U.S.) LLC.

Eduardo A. Repetto

Director, Co-Chief

Executive Officer and

Chief Investment Officer of DFAIDG, DIG and DEM. Trustee, Co-Chief

Executive Officer, Chief Investment Officer and

Vice President of DFAITC. 6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 43

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	86 portfolios in 4 investment companies	Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC and Dimensional Funds II PLC. Director of Dimensional Cayman Commodity Fund I Ltd.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*	Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

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Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 47	Since 2008	Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).
Darryl D. Avery Vice President Age: 44	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 54	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 43	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Joseph H. Chi Vice President Age: 44	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 61	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 44	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 53	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 53	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard Vice President Age: 38	Since 2010	Vice President of all the DFA Entities. Research Associate for Dimensional (since August 2008). Formerly, Research Assistant for Dimensional from April 2006-August 2008. Prior to April 2006, Manager at Hilton Hotels Corp. (September 2004-April 2006).

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Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Robert W. Dintzner Vice President Age: 40	Since 2001	Vice President of all the DFA Entities.
Beth Ann Dranguet Vice President Age: 40	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since July 2007). Formerly, Associate at Vinson & Elkins LLP (September 1999-July 2007).
Kenneth N. Elmgren Vice President Age: 56	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 45	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.
Eugene F. Fama, Jr. Vice President Age: 49	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Jeremy P. Freeman Vice President Age: 39	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).
Mark R. Gochnour Vice President Age: 43	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 36	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Joel H. Hefner Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie C. Henderson Vice President and Fund Controller Age: 36	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin B. Hight Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2001).

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Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Patrick M. Keating Vice President Age: 55	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.
David M. Kershner Vice President Age: 39	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since June 2004).
Joseph F. Kolerich Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 43	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 35	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Juliet Lee Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Apollo D. Lupescu Vice President Age: 41	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional (since February 2004).
Kenneth M. Manell Vice President Age: 37	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2006). Formerly, Assistant General Counsel at Castle & Cooke (January 2004-September 2006).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 40	Since 2008	Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).
David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 53	Since 2007	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).
Catherine L. Newell Vice President and Secretary Age: 46	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Christian A. Newton Vice President Age: 35	Since 2009	Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

53

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carolyn L. O Vice President Age: 36	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2007). Prior to September 2007, Associate at K&L Gates LLP (January 2004-September 2007).
Gerard K. O’Reilly Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).
Daniel C. Ong Vice President Age: 36	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).
Kyle K. Ozaki Vice President Age: 32	Since 2010	Vice President of all the DFA Entities. Senior Compliance Officer for Dimensional (since January 2008). Formerly, Compliance Officer (February 2006-December 2007) and Compliance Analyst (August 2004-January 2006) for Dimensional.
Carmen E. Palafox Vice President Age: 36	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya K. Park Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.
David A. Plecha Vice President Age: 49	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Theodore W. Randall Vice President Age: 37	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).
Julie A. Saft Vice President Age: 51	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional (since July 2008). Formerly, Senior Manager at Vanguard (November 1997-July 2008).
David E. Schneider Vice President Age: 64	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Walid A. Shinnawi Vice President Age: 48	Since 2010	Vice President of all the DFA Entities. Regional Director for Dimensional (since March 2006). Formerly, Senior Manager at Moody’s KMV (1999-March 2006).
Bruce A. Simmons Vice President Age: 45	Since 2009	Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).
Edward R. Simpson Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 54	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

54

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carl G. Snyder Vice President Age: 47	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 62	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 37	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 52	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 44	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh Vice President Age: 40	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Weston J. Wellington Vice President Age: 59	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Ryan J. Wiley Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 55	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

55

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

56

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2009 to October 31, 2010, the Portfolio is designating the following items with regard to distributions paid during the period. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio/Series to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Foreign Tax Credit(3)	Foreign Source Income(4)	Qualifying Interest Income(5)	Qualifying Short-Term Capital Gain(6)
DFA International Value Portfolio IV	100%	—	—	100%	100%	100%	3%	101%	100%	100%
Emerging Markets Portfolio II	100%	—	—	100%	100%	100%	6%	132%	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(4)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of Investment Company taxable income (the total of short-term capital gain and net investment income distributions).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

57

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DFA103110-011A

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted, as of the end of the period covered by this Form N-CSR (the “Report”), a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer (the “Code of Business Ethics”). The Registrant has not made any substantive amendments to the Code of Business Ethics during the period covered by this Report. The Registrant also has not granted any waiver from any provisions of the Code of Business Ethics during the period covered by this Report. A copy of the Code of Business Ethics is filed as an exhibit to this Report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors has determined that Abbie J. Smith possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s Audit Committee and has designated Ms. Smith as the “audit committee financial expert.” Ms. Smith earned a Ph.D. in Accounting, and has taught Accounting at the graduate level since 1980. Ms. Smith’s education and career have provided her with an understanding of generally accepted accounting principles and financial statements; the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; and experience preparing, analyzing and evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by the Registrant’s financial statements. In addition, Ms. Smith has served on the boards of directors and audit committees of entities other than the Registrant. Ms. Smith is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Fiscal Year Ended October 31, 2010: $93,384

Fiscal Year Ended October 31, 2009: $87,246

(b)	Audit-Related Fees

Fees for Registrant

Fiscal Year Ended October 31, 2010: $19,510

Fiscal Year Ended October 31, 2009: $17,577

For fiscal years ended October 31, 2010 and October 31, 2009, Audited-Related Fees included fees for services related to limited procedures performed in connection with the production of the Registrant’s semi-annual financial statements.

Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X

Fiscal Year Ended October 31, 2010: $159,000

Fiscal Year Ended October 31, 2009: $158,695

For the fiscal years ended October 31, 2010 and October 31, 2009, Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SAS 70 over controls at the Registrant’s investment adviser.

(c)	Tax Fees

Fees for Registrant

Fiscal Year Ended October 31, 2010: $55,910

Fiscal Year Ended October 31, 2009: $53,769

In the fiscal years ended October 31, 2010 and October 31, 2009, Tax Fees included services in connection with the Registrant’s excise tax calculations and review of the Registrant’s applicable tax returns.

There were no Tax Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees

Fees for Registrant

Fiscal Year Ended October 31, 2010: $0

Fiscal Year Ended October 31, 2009: $0

There were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1) Audit Committee’s Pre-Approval Policies and Procedures

Pre-Approval Policies and Procedures

as adopted by the

Audit Committees

of

DFA Investment Dimensions Group Inc.

Dimensional Emerging Markets Value Fund

Dimensional Investment Group Inc.

The DFA Investment Trust Company

(together, the “Funds”)

The Sarbanes-Oxley Act of 2002 (the “Act”) and the rules (the “Rules”) adopted by the U.S. Securities and Exchange Commission (the “SEC”) require that the Funds’ Audit Committees (together, the “Committee”) pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the “Auditor”). The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors LP (“Dimensional”), the Funds’ investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the “Service Affiliates”) if the services directly impact the Funds’ operations and financial reporting.

The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide mechanisms by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.	The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

2.

The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds’ operations and financial reporting.

B.	Pre-Approval of Audit Services to the Funds

1.

The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds’ financial statements for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below). In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

2.

The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the “Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.

Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”).

C.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—by Types of Services

1.	The Committee may pre-approve types of non-audit services (including tax services) to the Funds and their Service Affiliates pursuant to this Section C.

2.

Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.

The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail (which may include a range of tax services) and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request. If management and the Auditor desire the Committee to preapprove the furnishing of a range of tax services, the Auditor shall provide an estimated range of fees for such tax services for the consideration and approval by the Committee.

4.

The Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

5.

A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—Project-by-Project Basis

1.	The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.

Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

3.

The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Committee’s behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee. The Designated Member also shall review, on the Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Funds’ management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.	The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

(b)	refer such matter to the full Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member’s authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value.

5.

The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

E.	Amendment; Annual Review

1.	The Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Committee.

F.	Recordkeeping

1.	The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

2.

In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.

A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

(e)(2)	The fees disclosed in Items 4(b), 4(c) or 4(d) were approved by the Registrant’s Audit Committee but not pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2010 that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was not greater than 50%.

(g)	Aggregate Non-Audit Fees

Fiscal Year Ended October 31, 2010: $586,493

Fiscal Year Ended October 31, 2009: $584,571

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is not applicable to the Registrant because it is not a listed issuer.

ITEM 6.	INVESTMENTS.

(a) Please see the schedules of investments contained in the reports to stockholders included under Item 1 of this Report except as discussed below. Provided below is a complete schedule of investments for each series of the Registrant or the master fund in which the series of the Registrant invests that provided a summary schedule of portfolio holdings in a report to stockholders included under Item 1 in lieu of a complete schedule of investments. The schedules of investments for the following series are provided below:

Name of Entity for which Schedule of Investments is Provided	Relationship to Series of the Registrant
U.S. Large Company Portfolio	Series of Registrant

The U.S. Large Cap Value Series	Master fund for U.S. Large Cap Value Portfolio II, U.S. Large Cap Value Portfolio III and LWAS/DFA U.S. High Book to Market Portfolio

Name of Entity for which Schedule of Investments is Provided	Relationship to Series of the Registrant
The DFA International Value Series	Master fund for DFA International Value Portfolio, DFA International Value Portfolio II, DFA International Value Portfolio III and DFA International Value Portfolio IV

The Emerging Markets Series	Master fund for Emerging Markets Portfolio II

The Tax-Managed U.S. Marketwide Value Series	Master fund for Tax-Managed U.S. Marketwide Value Portfolio II

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments
Investment Abbreviations
ADR	American Depository Receipt
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GDR	Global Depository Receipt
NVDR	Non-Voting Depository Receipt
P.L.C.	Public Limited Company

Investment Footnotes
†	See Security Valuation Note within the Notes to Schedules of Investments.
††	Securities have generally been fair valued. See Security Valuation Note within the Notes to Schedules of Investments.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from securities on loan.
—	Security is being fair valued at October 31, 2010.
—	Amounts designated as — are either zero or rounded to zero.
§	Affiliated Fund.
##	Par amount of collateral is a part of a pooled collateral facility. Value is indicative of the value allocated to this Portfolio/Series as a part of this facility.

1

U.S. LARGE COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value†
COMMON STOCKS — (90.2%)
Consumer Discretionary — (9.6%)
#*Abercrombie & Fitch Co.	30,163	$1,292,786
*Amazon.com, Inc.	120,886	19,963,114
*Apollo Group, Inc. Class A	43,352	1,624,833
#*AutoNation, Inc.	21,508	499,416
*Autozone, Inc.	9,798	2,328,299
*Bed Bath & Beyond, Inc.	90,168	3,958,375
*Best Buy Co., Inc.	118,244	5,082,127
*Big Lots, Inc.	25,816	809,848
*CarMax, Inc.	76,446	2,369,062
*Carnival Corp.	148,527	6,411,911
CBS Corp. Class B	232,607	3,938,037
*Coach, Inc.	101,622	5,081,100
*Comcast Corp. Class A	959,002	19,736,261
*Darden Restaurants, Inc.	47,310	2,162,540
*DeVry, Inc.	21,512	1,029,564
*DIRECTV Class A	296,180	12,871,983
#*Discovery Communications, Inc. Class A	97,255	4,338,546
*DR Horton, Inc.	95,715	999,265
#*Eastman Kodak Co.	91,797	432,364
#*Expedia, Inc.	70,963	2,054,379
#Family Dollar Stores, Inc.	45,321	2,092,471
#*Ford Motor Co.	1,175,210	16,605,717
#*Fortune Brands, Inc.	52,060	2,813,843
#*GameStop Corp. Class A	51,374	1,010,013
Gannett Co., Inc.	81,518	965,988
*Gap, Inc.	150,143	2,854,218
Genuine Parts Co.	53,855	2,577,500
*Goodyear Tire & Rubber Co.	83,009	848,352
H&R Block, Inc.	105,418	1,242,878
Harley-Davidson, Inc.	80,469	2,468,789
*Harman International Industries, Inc.	23,763	797,249
#*Hasbro, Inc.	47,777	2,209,686
#*Home Depot, Inc.	569,030	17,571,646
*International Game Technology	101,859	1,587,982
*Interpublic Group of Cos., Inc. (The)	167,028	1,728,740
#*J.C. Penney Co., Inc.	80,791	2,519,063
Johnson Controls, Inc.	230,069	8,080,023
#*Kohl’s Corp.	105,240	5,388,288
#Leggett & Platt, Inc.	50,037	1,019,754
#*Lennar Corp. Class A	54,346	788,560
*Limited Brands, Inc.	90,439	2,658,002
*Lowe’s Cos., Inc.	479,497	10,227,671
Macy’s, Inc.	144,426	3,414,231
#*Marriott International, Inc. Class A	97,937	3,628,566
*Mattel, Inc.	122,916	2,867,630
*McDonald’s Corp.	363,682	28,283,549
*McGraw-Hill Cos., Inc.	105,618	3,976,518
#*Meredith Corp.	12,417	421,557
#*New York Times Co. Class A (The)	40,377	309,692
*Newell Rubbermaid, Inc.	107,985	1,905,935
*News Corp. Class A	779,220	11,267,521
*NIKE, Inc. Class B	132,036	10,753,012
*Nordstrom, Inc.	57,667	2,220,756
*Office Depot, Inc.	94,294	423,380
Omnicom Group, Inc.	102,973	4,526,693
#*O’Reilly Automotive, Inc.	47,414	2,773,719
Polo Ralph Lauren Corp.	22,274	2,157,905
*Priceline.com, Inc.	16,533	6,229,800

2

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
#*Pulte Group, Inc.	115,078	$903,362
#*RadioShack Corp.	42,844	862,450
#*Ross Stores, Inc.	41,159	2,427,969
*Scripps Networks Interactive, Inc.	30,683	1,561,458
#*Sears Holdings Corp.	15,129	1,088,985
*Snap-On, Inc.	19,850	1,012,350
*Stanley Black & Decker, Inc.	56,607	3,507,936
#Staples, Inc.	249,477	5,106,794
#*Starbucks Corp.	252,890	7,202,307
*Starwood Hotels & Resorts Worldwide, Inc.	64,965	3,517,205
*Target Corp.	246,517	12,804,093
#Tiffany & Co.	43,144	2,286,632
*Time Warner Cable, Inc.	121,405	7,025,707
*Time Warner, Inc.	384,245	12,491,805
*TJX Cos., Inc. (The)	136,904	6,282,525
#*Urban Outfitters, Inc.	43,998	1,353,818
V.F. Corp.	29,525	2,457,661
*Viacom, Inc. Class B	207,805	8,019,195
Walt Disney Co. (The)	653,534	23,599,113
#*Washington Post Co.	1,893	761,270
#*Whirlpool Corp.	25,969	1,969,229
*Wyndham Worldwide Corp.	61,037	1,754,814
#*Wynn Resorts, Ltd.	25,743	2,758,877
*Yum! Brands, Inc.	159,572	7,908,388

Total Consumer Discretionary		388,864,650

Consumer Staples — (10.1%)
Altria Group, Inc.	712,088	18,101,277
*Archer-Daniels-Midland Co.	218,456	7,278,954
#*Avon Products, Inc.	146,571	4,463,087
#*Brown-Forman Corp. Class B	35,462	2,156,444
#*Campbell Soup Co.	66,129	2,397,176
*Clorox Co.	47,472	3,159,262
Coca-Cola Co. (The)	789,139	48,390,003
*Coca-Cola Enterprises, Inc.	113,345	2,721,413
*Colgate-Palmolive Co.	166,065	12,806,933
*ConAgra, Inc.	150,232	3,378,718
*Constellation Brands, Inc. Class A	60,544	1,194,533
#*Costco Wholesale Corp.	150,050	9,418,638
*CVS Caremark Corp.	464,100	13,978,692
*Dean Foods Co.	62,224	647,130
Dr Pepper Snapple Group, Inc.	81,617	2,983,101
*Estee Lauder Cos., Inc.	39,009	2,776,271
*General Mills, Inc.	219,443	8,237,890
#H.J. Heinz Co.	108,774	5,341,891
*Hershey Co. (The)	52,771	2,611,637
#*Hormel Foods Corp.	23,663	1,086,605
*J.M. Smucker Co.	40,834	2,624,810
#*Kellogg Co.	89,064	4,476,357
Kimberly-Clark Corp.	139,861	8,858,796
Kraft Foods, Inc.	595,941	19,231,016
*Kroger Co. (The)	219,394	4,826,668
*Lorillard, Inc.	51,842	4,424,196
*McCormick & Co., Inc. Non-Voting	45,527	2,013,204
Mead Johnson Nutrition Co.	69,893	4,111,106
*Molson Coors Brewing Co.	54,000	2,550,420
*PepsiCo, Inc.	543,619	35,498,321
Philip Morris International, Inc.	626,288	36,637,848
*Procter & Gamble Co. (The)	969,903	61,656,734
Reynolds American, Inc.	57,775	3,749,598
Safeway, Inc.	130,392	2,985,977

3

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CONTINUED

	Shares	Value†
Consumer Staples — (Continued)
#*Sara Lee Corp.	226,280	$3,242,592
#*SUPERVALU, Inc.	72,490	782,167
Sysco Corp.	201,048	5,922,874
*Tyson Foods, Inc. Class A	101,890	1,584,390
*Walgreen Co.	332,533	11,266,218
*Wal-Mart Stores, Inc.	683,431	37,021,457
*Whole Foods Market, Inc.	49,926	1,984,558

Total Consumer Staples		408,578,962

Energy — (10.0%)
*Anadarko Petroleum Corp.	169,116	10,412,472
*Apache Corp.	124,473	12,574,262
*Baker Hughes, Inc.	147,302	6,824,502
*Cabot Oil & Gas Corp.	35,582	1,031,166
*Cameron International Corp.	82,760	3,620,750
Chesapeake Energy Corp.	223,583	4,851,751
*Chevron Corp.	687,017	56,754,474
*ConocoPhillips	506,863	30,107,662
*Consol Energy, Inc.	77,153	2,836,144
*Denbury Resources, Inc.	136,430	2,322,039
Devon Energy Corp.	148,638	9,664,443
#*Diamond Offshore Drilling, Inc.	23,752	1,571,432
*El Paso Corp.	240,557	3,189,786
#*EOG Resources, Inc.	86,609	8,290,213
*Exxon Mobil Corp.	1,739,862	115,648,627
#*FMC Technologies, Inc.	41,005	2,956,460
*Halliburton Co.	311,237	9,916,011
*Helmerich & Payne, Inc.	36,155	1,546,711
Hess Corp.	99,875	6,295,121
*Marathon Oil Corp.	242,492	8,625,440
Massey Energy Co.	34,887	1,467,696
*Murphy Oil Corp.	65,535	4,270,261
*Nabors Industries, Ltd.	97,475	2,037,227
National-Oilwell, Inc.	143,199	7,698,378
*Noble Energy, Inc.	59,728	4,866,637
Occidental Petroleum Corp.	277,542	21,823,127
#*Peabody Energy Corp.	91,975	4,865,478
Pioneer Natural Resources Co.	39,634	2,766,453
*QEP Resources, Inc.	59,845	1,976,680
Range Resources Corp.	54,681	2,044,523
*Rowan Cos., Inc.	39,169	1,288,660
*Schlumberger, Ltd.	466,881	32,630,313
#*Southwestern Energy Co.	118,256	4,002,966
#*Spectra Energy Corp.	221,426	5,263,296
*Sunoco, Inc.	41,199	1,543,727
*Tesoro Petroleum Corp.	48,763	631,968
*Valero Energy Corp.	193,489	3,473,128
*Williams Cos., Inc. (The)	199,780	4,299,266

Total Energy		405,989,250

Financials — (12.6%)
#ACE, Ltd.	115,792	6,880,361
*Aflac, Inc.	160,877	8,991,416
*Allstate Corp. (The)	183,856	5,605,769
*American Express Co.	357,688	14,829,744
*American International Group, Inc.	46,172	1,939,686
*Ameriprise Financial, Inc.	85,782	4,434,072
*AON Corp.	112,146	4,457,804
*Assurant, Inc.	36,404	1,439,414
*Bank of America Corp.	3,428,552	39,222,635
*Bank of New York Mellon Corp. (The)	414,835	10,395,765

4

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CONTINUED

	Shares	Value†
Financials — (Continued)
*BB&T Corp.	236,781	$5,543,043
*Berkshire Hathaway, Inc.	591,097	47,027,677
*Capital One Financial Corp.	156,078	5,817,027
*CB Richard Ellis Group, Inc.	98,955	1,815,824
#*Charles Schwab Corp. (The)	338,591	5,214,301
Chubb Corp.	107,480	6,235,990
#Cincinnati Financial Corp.	55,584	1,636,393
*Citigroup, Inc.	8,712,164	36,329,724
CME Group, Inc.	22,967	6,652,392
Comerica, Inc.	60,247	2,155,638
*Discover Financial Services	185,895	3,281,047
*E*Trade Financial Corp.	67,877	970,641
#*Federated Investors, Inc.	31,340	780,679
Fifth Third Bancorp.	272,101	3,417,589
#*First Horizon National Corp.	79,485	802,006
Franklin Resources, Inc.	50,061	5,741,997
*Genworth Financial, Inc.	167,204	1,896,093
*Goldman Sachs Group, Inc. (The)	176,184	28,356,815
*Hartford Financial Services Group, Inc.	151,824	3,640,740
*Hudson City Bancorp, Inc.	179,941	2,096,313
Huntington Bancshares, Inc.	244,950	1,388,866
#*IntercontinentalExchange, Inc.	25,299	2,906,096
*Invesco, Ltd.	159,959	3,679,057
#*Janus Capital Group, Inc.	62,752	662,661
*JPMorgan Chase & Co.	1,354,892	50,984,586
*KeyCorp.	300,791	2,463,478
*Legg Mason, Inc.	52,776	1,637,639
#*Leucadia National Corp.	67,343	1,711,859
*Lincoln National Corp.	108,228	2,649,421
*Loews Corp.	108,615	4,288,120
#*M&T Bank Corp.	29,305	2,190,549
#*Marsh & McLennan Cos., Inc.	185,362	4,630,343
*Marshall & Ilsley Corp.	180,286	1,065,490
*MetLife, Inc.	309,814	12,494,799
#*Moody’s Corp.	69,651	1,884,756
*Morgan Stanley	477,342	11,871,496
*NASDAQ OMX Group, Inc. (The)	49,178	1,033,722
Northern Trust Corp.	82,721	4,105,443
NYSE Euronext, Inc.	89,038	2,728,124
#*People’s United Financial, Inc.	126,730	1,560,046
#*Plum Creek Timber Co., Inc.	55,218	2,034,231
*PNC Financial Services Group, Inc.	179,528	9,676,559
*Principal Financial Group, Inc.	109,449	2,937,611
*Progressive Corp.	228,127	4,827,167
*Prudential Financial, Inc.	159,573	8,390,348
Regions Financial Corp.	429,153	2,703,664
*SLM Corp.	165,965	1,974,984
State Street Corp.	171,485	7,161,214
*SunTrust Banks, Inc.	170,826	4,274,067
#T. Rowe Price Group, Inc.	87,593	4,841,265
Torchmark Corp.	27,616	1,581,844
Travelers Cos., Inc. (The)	160,594	8,864,789
U.S. Bancorp	655,091	15,840,100
*Unum Group	111,660	2,503,417
*Wells Fargo & Co.	1,788,254	46,637,664
Xl Group P.L.C.	116,863	2,471,652
*Zions Bancorporation	59,230	1,223,692

Total Financials		511,489,414

Health Care — (10.3%)
*Abbott Laboratories	527,592	27,076,021

5

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CONTINUED

	Shares	Value†
Health Care — (Continued)
*Aetna, Inc.	142,625	$4,258,782
*Allergan, Inc.	105,076	7,608,553
*AmerisourceBergen Corp.	95,277	3,126,991
*Amgen, Inc.	327,508	18,730,183
*Bard (C.R.), Inc.	31,998	2,659,674
Baxter International, Inc.	199,678	10,163,610
#*Becton Dickinson & Co.	79,323	5,990,473
*Biogen Idec, Inc.	82,661	5,183,671
*Boston Scientific Corp.	518,323	3,306,901
Bristol-Myers Squibb Co.	585,958	15,762,270
Cardinal Health, Inc.	119,991	4,162,488
*CareFusion Corp.	75,978	1,834,109
*Celgene Corp.	160,611	9,969,125
#*Cephalon, Inc.	25,695	1,707,176
#*Cerner Corp.	24,237	2,128,736
*Cigna Corp.	93,006	3,272,881
*Coventry Health Care, Inc.	50,704	1,187,488
*DaVita, Inc.	35,058	2,515,412
#DENTSPLY International, Inc.	48,801	1,531,863
#*Eli Lilly & Co.	346,743	12,205,354
*Express Scripts, Inc.	185,340	8,992,697
*Forest Laboratories, Inc.	97,569	3,224,655
#*Genzyme Corp.	87,077	6,280,864
*Gilead Sciences, Inc.	286,559	11,367,796
*Hospira, Inc.	57,169	3,400,412
*Humana, Inc.	57,825	3,370,619
*Intuitive Surgical, Inc.	13,446	3,535,626
*Johnson & Johnson	941,189	59,925,504
*King Pharmaceuticals, Inc.	85,308	1,206,255
#*Laboratory Corp. of America Holdings	35,126	2,856,446
*Life Technologies Corp.	62,640	3,143,275
*McKesson Corp.	89,336	5,894,389
*Medco Health Solutions, Inc.	148,177	7,783,738
*Medtronic, Inc.	368,995	12,992,314
Merck & Co., Inc.	1,051,605	38,152,229
#*Mylan, Inc.	105,708	2,147,987
#*Patterson Cos., Inc.	33,045	913,694
*PerkinElmer, Inc.	40,289	944,777
*Pfizer, Inc.	2,746,669	47,792,041
Quest Diagnostics, Inc.	50,259	2,469,727
#*St. Jude Medical, Inc.	111,872	4,284,698
#Stryker Corp.	116,645	5,772,761
#*Tenet Healthcare Corp.	165,799	722,884
*Thermo Fisher Scientific, Inc.	139,217	7,158,538
UnitedHealth Group, Inc.	384,160	13,848,968
#*Varian Medical Systems, Inc.	41,559	2,627,360
*Waters Corp.	31,448	2,331,240
*Watson Pharmaceuticals, Inc.	36,696	1,711,868
*WellPoint, Inc.	136,590	7,422,301
*Zimmer Holdings, Inc.	68,667	3,257,562

Total Health Care		419,914,986

Industrials — (9.6%)
*3M Co.	243,676	20,522,393
*Avery Dennison Corp.	37,556	1,365,161
*Boeing Co. (The)	250,013	17,660,918
#*C.H. Robinson Worldwide, Inc.	56,674	3,994,384
#*Caterpillar, Inc.	215,430	16,932,798
#*Cintas Corp.	45,444	1,248,347
*CSX Corp.	129,724	7,971,540
*Cummins, Inc.	67,925	5,984,192

6

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Shares	Value†
Industrials — (Continued)
Danaher Corp.	182,860	$7,928,810
Deere & Co.	144,832	11,123,098
*Dover Corp.	63,781	3,386,771
*Dun & Bradstreet Corp. (The)	17,102	1,272,560
*Eaton Corp.	57,337	5,093,246
*Emerson Electric Co.	257,096	14,114,570
*Equifax, Inc.	42,717	1,415,214
#*Expeditors International of Washington, Inc.	72,500	3,578,600
#*Fastenal Co.	50,376	2,593,356
FedEx Corp.	107,477	9,427,882
#Flowserve Corp.	19,113	1,911,300
#*Fluor Corp.	61,082	2,943,542
*General Dynamics Corp.	129,973	8,853,761
General Electric Co.	3,653,176	58,523,880
*Goodrich Corp.	42,808	3,513,253
*Honeywell International, Inc.	263,862	12,430,539
#Illinois Tool Works, Inc.	172,048	7,862,594
#Iron Mountain, Inc.	68,855	1,500,350
#*ITT Industries, Inc.	62,667	2,957,256
#*Jacobs Engineering Group, Inc.	42,961	1,658,724
*L-3 Communications Holdings, Inc.	39,113	2,823,567
*Lockheed Martin Corp.	101,568	7,240,783
*Masco Corp.	122,498	1,305,829
#*Monster Worldwide, Inc.	44,357	801,087
*Norfolk Southern Corp.	125,954	7,744,911
*Northrop Grumman Corp.	100,534	6,354,754
#*PACCAR, Inc.	124,559	6,384,894
*Pall Corp.	39,863	1,700,954
*Parker Hannifin Corp.	55,073	4,215,838
#*Pitney Bowes, Inc.	70,626	1,549,534
#*Precision Castparts Corp.	48,604	6,638,334
*Quanta Services, Inc.	72,089	1,417,270
*R. R. Donnelley & Sons Co.	70,491	1,300,559
*Raytheon Co.	127,833	5,890,545
Republic Services, Inc.	104,696	3,120,988
#*Robert Half International, Inc.	50,431	1,367,184
*Rockwell Automation, Inc.	48,471	3,023,136
*Rockwell Collins, Inc.	53,714	3,250,234
#*Roper Industries, Inc.	32,180	2,234,257
*Ryder System, Inc.	17,909	783,519
*Southwest Airlines Co.	254,888	3,507,259
#*Stericycle, Inc.	29,146	2,090,934
#Textron, Inc.	93,697	1,950,772
*Tyco International, Ltd.	170,059	6,509,859
*Union Pacific Corp.	170,017	14,907,091
*United Parcel Service, Inc.	338,519	22,795,869
*United Technologies Corp.	317,461	23,736,559
#*W.W. Grainger, Inc.	20,366	2,525,995
*Waste Management, Inc.	163,138	5,827,289

Total Industrials		390,768,843

Information Technology — (17.4%)
*Adobe Systems, Inc.	179,467	5,051,996
*Advanced Micro Devices, Inc.	193,619	1,419,227
*Agilent Technologies, Inc.	118,354	4,118,719
*Akamai Technologies, Inc.	62,053	3,206,279
#*Altera Corp.	104,977	3,276,332
Amphenol Corp.	59,360	2,975,717
*Analog Devices, Inc.	101,856	3,429,492
*Apple, Inc.	312,163	93,920,482
*Applied Materials, Inc.	456,532	5,642,736

7

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CONTINUED

	Shares	Value†
Information Technology — (Continued)
#*Autodesk, Inc.	77,661	$2,809,775
Automatic Data Processing, Inc.	168,122	7,467,979
*BMC Software, Inc.	61,035	2,774,651
*Broadcom Corp.	153,119	6,238,068
*CA, Inc.	132,234	3,069,151
*Cisco Sytems, Inc.	1,951,493	44,552,585
*Citrix Systems, Inc.	63,876	4,092,535
*Cognizant Technology Solutions Corp.	102,813	6,702,379
*Computer Sciences Corp.	52,753	2,587,535
*Compuware Corp.	76,283	763,593
*Corning, Inc.	533,605	9,754,299
*Dell, Inc.	578,118	8,313,337
#*eBay, Inc.	394,557	11,761,744
*Electronic Arts, Inc.	112,861	1,788,847
#*EMC Corp.	701,683	14,742,360
Fidelity National Information Services, Inc.	90,093	2,441,520
#*First Solar, Inc.	18,416	2,535,515
*Fiserv, Inc.	51,289	2,796,276
#*FLIR Systems, Inc.	54,026	1,504,084
*Google, Inc.	84,943	52,069,210
#*Harris Corp.	44,093	1,992,563
Hewlett-Packard Co.	774,884	32,591,621
*Intel Corp.	1,902,579	38,184,761
*International Business Machines Corp.	430,976	61,888,154
*Intuit, Inc.	96,599	4,636,752
*Jabil Circuit, Inc.	66,876	1,025,878
*JDS Uniphase Corp.	75,716	795,775
#*Juniper Networks, Inc.	177,654	5,754,213
#*KLA-Tencor Corp.	57,346	2,048,399
#*Lexmark International, Inc.	26,831	1,020,383
#*Linear Technology Corp.	76,693	2,471,815
*LSI Corp.	219,316	1,149,216
*MasterCard, Inc. Class A	33,087	7,942,865
*McAfee, Inc.	51,963	2,457,850
*MEMC Electronic Materials, Inc.	77,706	996,191
#*Microchip Technology, Inc.	63,532	2,044,460
#*Micron Technology, Inc.	292,148	2,416,064
*Microsoft Corp.	2,602,083	69,319,491
#Molex, Inc.	47,037	954,851
*Motorola, Inc.	797,486	6,499,511
National Semiconductor Corp.	81,854	1,121,400
#*NetApp, Inc.	122,013	6,497,192
*Novell, Inc.	120,038	711,825
*Novellus Systems, Inc.	31,406	917,369
#*Nvidia Corp.	196,135	2,359,504
*Oracle Corp.	1,322,445	38,879,883
#*Paychex, Inc.	109,924	3,044,895
#*QLogic Corp.	37,331	655,906
*QUALCOMM, Inc.	548,493	24,753,489
*Red Hat, Inc.	64,558	2,728,221
#*SAIC, Inc.	100,333	1,559,175
#*Salesforce.com, Inc.	39,947	4,636,648
*Sandisk Corp.	79,639	2,992,834
*Symantec Corp.	269,716	4,364,005
*Tellabs, Inc.	130,323	888,803
*Teradata Corp.	57,165	2,250,014
#*Teradyne, Inc.	61,965	696,487
#*Texas Instruments, Inc.	408,396	12,076,270
#Total System Services, Inc.	56,661	884,478
#*VeriSign, Inc.	59,500	2,067,625
*Visa, Inc.	169,812	13,274,204

8

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CONTINUED

	Shares	Value†
Information Technology — (Continued)
#*Western Digital Corp.	78,358	$2,509,023
Western Union Co. (The)	225,561	3,969,874
Xerox Corp.	472,584	5,529,233
#*Xilinx, Inc.	88,441	2,371,103
*Yahoo!, Inc.	460,704	7,606,223

Total Information Technology		707,342,919

Materials — (3.4%)
Air Products & Chemicals, Inc.	72,622	6,170,691
Airgas, Inc.	25,443	1,804,672
*AK Steel Holding Corp.	37,581	473,145
*Alcoa, Inc.	348,946	4,581,661
#Allegheny Technologies, Inc.	33,682	1,774,705
*Ball Corp.	31,290	2,013,824
*Bemis Co., Inc.	37,290	1,184,330
#*CF Industries Holdings, Inc.	24,287	2,975,886
*Cliffs Natural Resources, Inc.	46,279	3,017,391
Dow Chemical Co. (The)	396,320	12,218,546
*E.I. du Pont de Nemours & Co.	309,753	14,645,122
#Eastman Chemical Co.	24,684	1,939,422
Ecolab, Inc.	79,719	3,931,741
#FMC Corp.	24,766	1,810,395
*Freeport-McMoRan Copper & Gold, Inc. Class B	160,746	15,219,431
International Flavors & Fragrances, Inc.	27,286	1,368,666
*International Paper Co.	149,330	3,775,062
*MeadWestavco Corp.	58,361	1,501,629
*Monsanto Co.	184,670	10,973,091
*Newmont Mining Corp.	168,245	10,241,073
#Nucor Corp.	107,826	4,121,110
*Owens-Illinois, Inc.	55,884	1,566,429
*Pactiv Corp.	46,538	1,544,131
*PPG Industries, Inc.	56,431	4,328,258
*Praxair, Inc.	104,581	9,552,429
*Sealed Air Corp.	54,535	1,262,485
*Sherwin-Williams Co.	30,853	2,251,343
#*Sigma-Aldrich Corp.	41,456	2,629,140
*Titanium Metals Corp.	30,782	605,174
#*United States Steel Corp.	49,055	2,099,063
#*Vulcan Materials Co.	43,829	1,600,197
*Weyerhaeuser Co.	183,017	2,968,536

Total Materials		136,148,778

Real Estate Investment Trusts — (1.2%)
*Apartment Investment & Management Co. Class A	39,991	932,190
#AvalonBay Communities, Inc.	29,099	3,093,515
#Boston Properties, Inc.	47,615	4,103,937
#Equity Residential	96,855	4,710,059
#*HCP, Inc.	105,948	3,815,187
#*Health Care REIT, Inc.	45,315	2,315,596
#Host Marriott Corp.	224,959	3,574,599
#*Kimco Realty Corp.	138,671	2,389,301
#*ProLogis	162,920	2,223,858
Public Storage REIT	47,663	4,729,123
#*Simon Property Group, Inc.	100,055	9,607,281
#Ventas, Inc.	53,673	2,874,726
#*Vornado Realty Trust	55,435	4,844,465

Total Real Estate Investment Trusts		49,213,837

Telecommunication Services — (2.8%)
*American Tower Corp.	137,069	7,074,131

9

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Shares	Value†
Telecommunication Services — (Continued)
*AT&T, Inc.	2,019,098	$57,544,293
#*CenturyLink, Inc.	103,002	4,262,223
#*Frontier Communications Corp.	338,971	2,976,165
#*MetroPCS Communications, Inc.	89,483	931,518
#Qwest Communications International, Inc.	594,304	3,922,406
*Sprint Nextel Corp.	1,019,808	4,201,609
*Verizon Communications, Inc.	965,894	31,362,578
#Windstream Corp.	165,097	2,090,128

Total Telecommunication Services		114,365,051

Utilities — (3.2%)
*AES Corp.	227,903	2,721,162
#Allegheny Energy, Inc.	57,956	1,344,579
*Ameren Corp.	81,740	2,368,825
*American Electric Power Co., Inc.	163,822	6,133,496
*CenterPoint Energy, Inc.	144,099	2,386,279
#*CMS Energy Corp.	78,651	1,445,605
*Consolidated Edison, Inc.	96,574	4,801,659
Constellation Energy Group, Inc.	69,009	2,086,832
*Dominion Resources, Inc.	201,305	8,748,715
DTE Energy Co.	57,675	2,696,883
#*Duke Energy Corp.	450,598	8,205,390
Edison International, Inc.	111,328	4,108,003
*Entergy Corp.	63,833	4,757,473
*EQT Corp.	50,956	1,907,793
*Exelon Corp.	225,861	9,219,646
#*FirstEnergy Corp.	104,160	3,783,091
#*Integrys Energy Group, Inc.	26,389	1,403,631
*NextEra Energy, Inc.	142,091	7,820,689
#Nicor, Inc.	15,548	740,551
#*NiSource, Inc.	94,983	1,644,156
*Northeast Utilities, Inc.	60,190	1,882,743
*NRG Energy, Inc.	86,512	1,722,454
*Oneok, Inc.	36,362	1,811,555
Pepco Holdings, Inc.	76,502	1,473,429
PG&E Corp.	133,519	6,384,879
*Pinnacle West Capital Corp.	37,122	1,527,942
PPL Corp.	164,945	4,437,020
#*Progress Energy, Inc.	99,974	4,498,830
*Public Service Enterprise Group, Inc.	172,886	5,592,862
SCANA Corp.	38,506	1,572,585
#Sempra Energy	84,691	4,529,275
*Southern Co.	283,850	10,749,400
*TECO Energy, Inc.	73,325	1,289,787
*Wisconsin Energy Corp.	39,943	2,378,206
Xcel Energy, Inc.	157,058	3,747,404

Total Utilities		131,922,829

TOTAL COMMON STOCKS		3,664,599,519

TEMPORARY CASH INVESTMENTS — (1.0%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	41,853,441	41,853,441

10

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†
	(000)
SECURITIES LENDING COLLATERAL — (8.8%)
§@DFA Short Term Investment Fund	355,223,607	$355,223,607

TOTAL INVESTMENTS — (100.0%) (Cost $3,163,040,809)	$4,061,676,567

11

THE U.S. LARGE CAP VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value†
COMMON STOCKS — (90.0%)
Consumer Discretionary — (16.4%)
#*AutoNation, Inc.	564,051	$13,097,264
#*Carnival Corp.	2,792,987	120,573,249
CBS Corp.	6,824	116,008
CBS Corp. Class B	3,870,469	65,527,040
*Clear Channel Outdoor Holdings, Inc.	172,956	2,054,717
#*Comcast Corp. Class A	11,535,742	237,405,570
Comcast Corp. Special Class A	3,843,964	74,303,824
#*Discovery Communications, Inc. Class A	620,976	27,701,739
*Discovery Communications, Inc. Class C	579,219	22,508,450
*DR Horton, Inc.	1,099,974	11,483,729
Foot Locker, Inc.	605,369	9,643,528
#*Fortune Brands, Inc.	719,091	38,866,869
#*GameStop Corp. Class A	392,505	7,716,648
#*J.C. Penney Co., Inc.	936,242	29,192,026
#*Lennar Corp. Class A	740,452	10,743,959
Lennar Corp. Class B Voting	3,891	46,381
#*Liberty Media Corp. Interactive Class A	3,585,265	52,918,511
*Liberty Media-Starz Corp. Series A	295,430	19,356,574
Macy’s, Inc.	1,552,471	36,700,414
#*MGM Resorts International	1,987,088	21,718,872
#*Mohawk Industries, Inc.	392,417	22,501,191
#*News Corp. Class A	8,601,307	124,374,899
#News Corp. Class B	3,247,295	52,216,504
*Penn National Gaming, Inc.	99,490	3,309,037
#*Pulte Group, Inc.	1,235,184	9,696,194
#*Royal Caribbean Cruises, Ltd.	980,080	38,752,363
#*Sears Holdings Corp.	595,638	42,874,023
Service Corp. International	82,222	680,798
*Signet Jewelers, Ltd. ADR	72,520	2,551,254
*Stanley Black & Decker, Inc.	109,013	6,755,536
*Time Warner Cable, Inc.	2,004,056	115,974,721
*Time Warner, Inc.	6,251,359	203,231,681
#*Toll Brothers, Inc.	904,000	16,217,760
#Walt Disney Co. (The)	3,195,385	115,385,352
#*Washington Post Co.	35,803	14,398,176
Wendy’s/Arby’s Group, Inc.	924,537	4,252,870
#*Wyndham Worldwide Corp.	826,272	23,755,320

Total Consumer Discretionary		1,598,603,051

Consumer Staples — (7.0%)
*Archer-Daniels-Midland Co.	2,712,432	90,378,234
#Bunge, Ltd.	338,628	20,341,384
#*Constellation Brands, Inc. Class A	896,502	17,687,984
#Corn Products International, Inc.	428,526	18,233,781
#*CVS Caremark Corp.	6,345,280	191,119,834
#Del Monte Foods Co.	861,445	12,353,121
*J.M. Smucker Co.	554,366	35,634,646
#Kraft Foods, Inc.	5,204,766	167,957,799
*Molson Coors Brewing Co.	798,416	37,709,188
*Ralcorp Holdings, Inc.	207,577	12,882,229
#Safeway, Inc.	1,133,801	25,964,043
#*Smithfield Foods, Inc.	705,699	11,820,458
#*SUPERVALU, Inc.	1,327,679	14,325,656
*Tyson Foods, Inc. Class A	1,926,959	29,964,212

Total Consumer Staples		686,372,569

Energy — (14.0%)
#*Anadarko Petroleum Corp.	2,760,568	169,968,172

12

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†
Energy — (Continued)
#*Baker Hughes, Inc.	48,344	$2,239,778
#Chesapeake Energy Corp.	3,103,882	67,354,239
#*Chevron Corp.	999,295	82,551,760
#Cimarex Energy Co.	331,583	25,448,995
#*ConocoPhillips	5,935,876	352,591,034
#*Denbury Resources, Inc.	650,301	11,068,123
#*Helmerich & Payne, Inc.	513,387	21,962,696
Hess Corp.	1,348,669	85,006,607
*Marathon Oil Corp.	3,475,819	123,634,882
*Murphy Oil Corp.	325,077	21,182,017
*Nabors Industries, Ltd.	1,248,076	26,084,788
National-Oilwell, Inc.	1,945,893	104,611,208
*Noble Energy, Inc.	520,528	42,412,621
#Patterson-UTI Energy, Inc.	732,485	14,217,534
#Pioneer Natural Resources Co.	652,290	45,529,842
*Plains Exploration & Production Co.	609,480	16,986,208
*Pride International, Inc.	773,802	23,461,677
*QEP Resources, Inc.	207,166	6,842,693
#*Rowan Cos., Inc.	519,916	17,105,236
*Sunoco, Inc.	562,265	21,068,070
#*Tesoro Petroleum Corp.	321,700	4,169,232
#Tidewater, Inc.	273,715	12,626,473
*Valero Energy Corp.	2,637,648	47,345,782
*Whiting Petroleum Corp.	212,514	21,344,906

Total Energy		1,366,814,573

Financials — (19.2%)
*Allegheny Corp.	20,412	6,133,398
Allied World Assurance Co. Holdings, Ltd.	183,389	10,491,685
*Allstate Corp. (The)	22,924	698,953
*Alterra Capital Holdings, Ltd.	1,381	27,896
American Financial Group, Inc.	689,393	21,081,638
American National Insurance Co.	92,588	7,262,603
#*Arch Capital Group, Ltd.	58,839	5,083,101
Aspen Insurance Holdings, Ltd.	210,068	5,959,629
#Associated Banc-Corp.	303,356	3,843,521
*Assurant, Inc.	491,891	19,449,370
Axis Capital Holdings, Ltd.	597,336	20,315,397
*Bank of America Corp.	19,776,300	226,240,872
#*Capital One Financial Corp.	2,303,387	85,847,234
#Cincinnati Financial Corp.	15,741	463,415
*Citigroup, Inc.	66,697,025	278,126,594
CME Group, Inc.	293,931	85,137,114
#*CNA Financial Corp.	1,676,585	46,474,936
*E*Trade Financial Corp.	41,389	591,863
Endurance Specialty Holdings, Ltd.	12,831	531,203
#Everest Re Group, Ltd.	211,514	17,826,400
First American Financial Corp.	101,731	1,428,303
*Genworth Financial, Inc.	2,218,170	25,154,048
#Hanover Insurance Group, Inc.	304,654	13,785,594
#*Hartford Financial Services Group, Inc.	1,998,882	47,933,190
HCC Insurance Holdings, Inc.	226,015	5,984,877
*KeyCorp.	3,627,171	29,706,530
#*Legg Mason, Inc.	753,274	23,374,092
#*Lincoln National Corp.	1,555,660	38,082,557
*Loews Corp.	2,592,160	102,338,477
*Marshall & Ilsley Corp.	2,398,318	14,174,059
*MBIA, Inc.	81,988	919,085
#*MetLife, Inc.	4,397,300	177,343,109
*Morgan Stanley	2,707,152	67,326,870
*NASDAQ OMX Group, Inc. (The)	833,930	17,529,209

13

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
NYSE Euronext, Inc.	784,660	$24,041,982
#*Old Republic International Corp.	1,432,884	18,914,069
PartnerRe, Ltd.	104,759	8,309,484
*Popular, Inc.	1,613,202	4,404,041
#*Prudential Financial, Inc.	2,043,858	107,466,054
Regions Financial Corp.	5,445,963	34,309,567
Reinsurance Group of America, Inc.	509,512	25,511,266
#*SunTrust Banks, Inc.	2,311,090	57,823,472
Transatlantic Holdings, Inc.	313,333	16,481,316
#Travelers Cos., Inc. (The)	1,196,594	66,051,989
*Unum Group	1,898,589	42,566,365
Validus Holdings, Ltd.	351,792	9,976,821
Wesco Financial Corp.	19,766	7,182,964
White Mountains Insurance Group, Ltd.	33,029	10,542,857
#Xl Group P.L.C.	986,437	20,863,143
#*Zions Bancorporation	816,554	16,870,006

Total Financials		1,877,982,218

Health Care — (8.0%)
*Aetna, Inc.	1,935,699	57,799,972
#*Alere, Inc.	239,800	7,086,090
#*Boston Scientific Corp.	4,237,207	27,033,381
*CareFusion Corp.	709,837	17,135,465
*Community Health Systems, Inc.	396,974	11,940,978
#Cooper Cos., Inc.	9,942	490,538
*Coventry Health Care, Inc.	581,413	13,616,692
*Health Net, Inc.	73,886	1,986,795
#*Hologic, Inc.	1,094,487	17,533,682
*Humana, Inc.	749,133	43,666,963
*King Pharmaceuticals, Inc.	1,215,010	17,180,241
Omnicare, Inc.	582,523	14,050,455
*PerkinElmer, Inc.	426,057	9,991,037
*Pfizer, Inc.	10,541,551	183,422,987
#Teleflex, Inc.	94,374	5,261,350
*Thermo Fisher Scientific, Inc.	1,915,352	98,487,400
#UnitedHealth Group, Inc.	2,647,609	95,446,304
#*Watson Pharmaceuticals, Inc.	400,301	18,674,042
*WellPoint, Inc.	2,580,122	140,203,829

Total Health Care		781,008,201

Industrials — (12.7%)
#*AGCO Corp.	279,980	11,890,751
#*Armstrong World Industries, Inc.	24,351	1,016,654
Covanta Holding Corp.	161,049	2,541,353
*CSX Corp.	2,287,204	140,548,686
General Electric Co.	19,264,818	308,622,384
#*Hertz Global Holdings, Inc.	1,429,883	16,186,276
#Ingersoll-Rand P.L.C.	635,764	24,991,883
*Kansas City Southern	283,950	12,442,689
KBR, Inc.	66,039	1,677,391
#*L-3 Communications Holdings, Inc.	184,910	13,348,653
#*Masco Corp.	937,149	9,990,008
#*Norfolk Southern Corp.	2,186,220	134,430,668
#*Northrop Grumman Corp.	1,926,678	121,785,316
#*Owens Corning, Inc.	556,762	15,054,844
#Pentair, Inc.	341,927	11,191,271
#*Quanta Services, Inc.	121,117	2,381,160
#*R. R. Donnelley & Sons Co.	705,088	13,008,874
Republic Services, Inc.	722,259	21,530,541
#*Ryder System, Inc.	319,005	13,956,469
*Southwest Airlines Co.	4,316,432	59,394,104

14

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
#*Terex Corp.	410,447	$9,214,535
*Tyco International, Ltd.	777,400	29,758,872
*Union Pacific Corp.	2,835,808	248,643,645
*URS Corp.	363,426	14,148,174

Total Industrials		1,237,755,201

Information Technology — (2.9%)
Activision Blizzard, Inc.	2,584,783	29,647,461
#*AOL, Inc.	572,108	15,263,841
*Arrow Electronics, Inc.	559,322	16,561,524
*Avnet, Inc.	861,287	25,649,127
AVX Corp.	275,699	3,953,524
*Brocade Communications Systems, Inc.	138,418	874,802
*Computer Sciences Corp.	946,932	46,447,015
*CoreLogic, Inc.	450,708	7,918,940
Fidelity National Information Services, Inc.	1,143,183	30,980,259
*IAC/InterActiveCorp.	815,025	22,739,198
*Ingram Micro, Inc.	969,555	17,122,341
#*MEMC Electronic Materials, Inc.	411,031	5,269,417
#*Micron Technology, Inc.	2,429,855	20,094,901
*Tech Data Corp.	28,682	1,233,039
*Tellabs, Inc.	1,931,218	13,170,907
#Xerox Corp.	2,615,181	30,597,618

Total Information Technology		287,523,914

Materials — (3.1%)
#*Alcoa, Inc.	5,082,514	66,733,409
Ashland, Inc.	367,498	18,973,922
*CF Industries Holdings, Inc.	10,001	1,225,423
Cytec Industries, Inc.	32,945	1,631,436
#Domtar Corp.	190,494	15,117,604
Huntsman Corp.	281,950	3,905,008
*International Paper Co.	2,298,491	58,105,852
#*MeadWestavco Corp.	1,023,001	26,321,816
Reliance Steel & Aluminum Co.	349,087	14,609,291
Steel Dynamics, Inc.	638,785	9,275,158
#*United States Steel Corp.	567,570	24,286,320
#*Vulcan Materials Co.	532,452	19,439,823
#*Weyerhaeuser Co.	2,701,312	43,815,281

Total Materials		303,440,343

Telecommunication Services — (5.6%)
*AT&T, Inc.	11,515,790	328,200,015
#*CenturyLink, Inc.	1,178,012	48,746,137
#*MetroPCS Communications, Inc.	1,255,595	13,070,744
#*Sprint Nextel Corp.	13,734,331	56,585,444
#Telephone & Data Systems, Inc.	309,373	10,775,462
Telephone & Data Systems, Inc. Special Shares	251,163	7,492,192
*United States Cellular Corp.	265,925	12,354,876
*Verizon Communications, Inc.	2,096,010	68,057,445

Total Telecommunication Services		545,282,315

Utilities — (1.1%)
*AES Corp.	763,278	9,113,539
#*Calpine Corp.	1,728,760	21,609,500
*NRG Energy, Inc.	836,528	16,655,272
*Public Service Enterprise Group, Inc.	1,668,763	53,984,483

15

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†
Utilities — (Continued)
Questar Corp.	239,776	$4,068,999

Total Utilities		105,431,793

TOTAL COMMON STOCKS		8,790,214,178

TEMPORARY CASH INVESTMENTS — (0.3%) BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	32,140,674	32,140,674

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (9.7%)
§@DFA Short Term Investment Fund	936,367,625	936,367,625
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $4,388,158 FNMA 3.500%, 10/01/20, valued at $4,590,901) to be repurchased at $4,457,270	$4,457	4,457,185

TOTAL SECURITIES LENDING COLLATERAL		940,824,810

TOTAL INVESTMENTS — (100.0%) (Cost $7,923,085,138)		$9,763,179,662

16

THE DFA INTERNATIONAL VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value††
COMMON STOCKS — (85.2%)
AUSTRALIA — (5.0%)
Alumina, Ltd.	2,104,308	$4,204,833
Alumina, Ltd. Sponsored ADR	172,484	1,378,147
Amcor, Ltd.	2,298,994	15,149,336
Amcor, Ltd. Sponsored ADR	77,103	2,027,809
*Asciano Group, Ltd.	1,652,988	2,539,432
Australia & New Zealand Banking Group, Ltd.	2,206,006	53,819,204
Bank of Queensland, Ltd.	187,920	1,916,453
#Bendigo Bank, Ltd.	525,607	4,667,550
BlueScope Steel, Ltd.	4,756,814	9,347,210
#Boral, Ltd.	1,495,332	6,438,702
Caltex Australia, Ltd.	265,507	3,024,586
#Crown, Ltd.	1,072,628	8,784,205
CSR, Ltd.	2,677,178	4,784,878
Downer EDI, Ltd.	132,490	657,947
#Fairfax Media, Ltd.	3,339,114	4,743,862
Goodman Fielder, Ltd.	2,376,765	3,455,521
#Harvey Norman Holdings, Ltd.	722,542	2,357,827
Incitec Pivot, Ltd.	4,149,937	15,195,729
Insurance Australia Group, Ltd.	2,620,594	9,801,061
Lend Lease Group NL	755,364	5,332,740
Macquarie Group, Ltd.	487,089	17,318,515
#National Australia Bank, Ltd.	2,107,947	52,758,343
*New Hope Corp., Ltd.	2,483	11,902
OneSteel, Ltd.	1,841,739	4,888,354
Origin Energy, Ltd.	1,366,223	21,388,600
OZ Minerals, Ltd.	4,190,871	6,463,571
Primary Health Care, Ltd.	28,910	88,465
*Qantas Airways, Ltd.	2,850,317	7,957,865
Santos, Ltd.	1,043,042	12,897,042
Sims Metal Management, Ltd.	101,787	1,634,793
#Sims Metal Management, Ltd. Sponsored ADR	124,013	1,978,007
Sonic Healthcare, Ltd.	331,308	3,534,739
Suncorp-Metway, Ltd.	2,664,601	24,054,786
TABCORP Holdings, Ltd. (6873262)	1,277,891	9,244,988
*TABCORP Holdings, Ltd. (B59GPT7)	141,988	1,026,439
Tatts Group, Ltd.	1,988,655	4,870,316
Toll Holdings, Ltd.	43,403	264,031
#Washington H. Soul Pattinson & Co., Ltd.	113,801	1,458,969
Wesfarmers, Ltd.	2,331,991	75,875,057

TOTAL AUSTRALIA		407,341,814

AUSTRIA — (0.4%)
Erste Group Bank AG	350,007	15,813,916
OMV AG	292,950	10,956,810
Voestalpine AG	80,262	3,187,168

TOTAL AUSTRIA		29,957,894

BELGIUM — (0.6%)
Delhaize Group SA	201,237	14,065,831
Delhaize Group SA Sponsored ADR	52,900	3,727,334
#*Dexia SA	155,441	692,660
*KBC Groep NV	246,913	10,751,715
#Solvay SA	62,335	6,605,666
#UCB SA	278,888	10,818,631

TOTAL BELGIUM		46,661,837

CANADA — (9.6%)
Astral Media, Inc. Class A	40,138	1,609,613

17

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
CANADA — (Continued)
#BCE, Inc.	692,027	$23,212,319
#Canadian Pacific Railway, Ltd.	390,609	25,461,012
#Canadian Tire Corp. Class A	214,347	12,523,716
Canadian Utilities, Ltd. Class A	82,858	3,980,011
*CGI Group, Inc.	400,789	6,165,682
Empire Co., Ltd. Class A	65,500	3,748,637
#Encana Corp.	2,051,015	57,936,800
Ensign Energy Services, Inc.	128,319	1,592,821
Fairfax Financial Holdings, Ltd.	54,722	22,384,029
#*Genworth MI Canada, Inc.	58,728	1,569,113
George Weston, Ltd.	141,700	11,385,739
Goldcorp, Inc.	353,927	15,803,349
#Husky Energy, Inc.	783,918	19,461,520
Industrial Alliance Insurance & Financial Services, Inc.	168,485	5,286,322
Inmet Mining Corp.	121,900	7,288,422
Intact Financial Corp.	128,700	5,828,663
#Loblaw Cos., Ltd.	224,875	9,608,837
*Lundin Mining Corp.	484,110	3,066,331
#Magna International, Inc.	291,968	26,405,656
#Manitoba Telecom Services, Inc.	40,500	1,156,746
#Manulife Financial Corp.	2,171,383	27,485,591
#Metro, Inc. Class A	137,300	6,300,265
#National Bank of Canada	135,767	8,936,208
*New Gold, Inc.	785,571	5,815,336
Nexen, Inc.	1,212,377	25,795,255
#*PetroBakken Energy, Ltd.	120,960	2,670,869
*Petrobank Energy & Resources, Ltd.	96,762	3,850,936
#*Quadra FNX Mining, Ltd.	397,631	5,614,164
Sears Canada, Inc.	34,515	659,910
#*Sino-Forest Corp.	521,532	10,308,937
#Sun Life Financial, Inc.	1,367,335	38,691,331
#Suncor Energy, Inc.	2,191,586	70,223,581
#Talisman Energy, Inc.	2,353,184	42,661,410
*Teck Resources, Ltd. Class A	3,615	161,982
Teck Resources, Ltd. Class B	1,418,230	63,409,440
#Telus Corp. Non-Voting	354,032	14,974,939
#Thomson Reuters Corp.	1,832,184	69,971,141
#TransAlta Corp.	602,148	12,191,741
#TransCanada Corp.	1,941,948	71,725,837
#*Viterra, Inc.	736,986	7,059,862
Yamana Gold, Inc.	1,777,340	19,552,657

TOTAL CANADA		773,536,730

DENMARK — (1.3%)
#A.P. Moller - Maersk A.S.	3,634	31,533,726
Carlsberg A.S. Series B	282,497	30,885,520
Danisco A.S.	107,780	9,296,644
*Danske Bank A.S.	1,125,595	29,900,026
*Jyske Bank A.S.	111,779	5,010,044
*Rockwool International A.S.	136	15,332
#*Sydbank A.S.	60,841	1,601,713

TOTAL DENMARK		108,243,005

FINLAND — (0.8%)
Kesko Oyj	152,447	7,565,076
#Neste Oil Oyj	302,274	5,014,314
#Outokumpu Oyj	228,983	4,113,331
Sampo Oyj	378,030	10,585,840
Stora Enso Oyj Series R	1,304,065	12,957,370
Stora Enso Oyj Sponsored ADR	91,500	905,850
UPM-Kymmene Oyj	1,166,852	19,387,780

18

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
FINLAND — (Continued)
UPM-Kymmene Oyj Sponsored ADR	69,300	$1,148,994

TOTAL FINLAND		61,678,555

FRANCE — (7.0%)
*Air France-KLM SA	320,673	5,854,860
AXA SA	2,818,397	51,399,167
AXA SA Sponsored ADR	140,900	2,568,607
BNP Paribas SA	607,569	44,441,191
Capgemini SA	259,094	13,226,361
Casino Guichard Perrachon SA	97,010	9,126,824
Cie de Saint-Gobain SA	875,747	41,144,800
#*Cie Generale de Geophysique-Veritas SA Sponsored ADR	141,089	3,285,963
Cie Generale des Establissements Michelin SA Series B	222,791	17,801,528
Ciments Francais SA	26,702	2,462,101
CNP Assurances SA	289,208	5,779,418
Credit Agricole SA	2,072,574	33,991,686
*European Aeronautic Defence & Space Co. SA	182,216	4,793,470
GDF Suez SA	1,019,150	40,722,357
Groupe Eurotunnel SA	545,525	5,427,082
Lafarge SA	467,217	26,718,145
Lagardere SCA	238,722	10,198,606
*Natixis SA	1,614,867	9,920,187
*Peugeot SA	325,797	13,032,226
PPR SA	161,317	26,532,382
*Renault SA	500,084	27,918,101
#*Rexel SA	91,952	1,736,541
Safran SA	13,761	436,573
#*Sanofi-Aventis SA ADR	148,200	5,203,302
SCOR SE	199,135	4,896,385
Societe Generale Paris SA	1,074,333	64,422,284
STMicroelectronics NV	1,542,301	13,524,716
Vivendi SA	2,798,643	79,971,735

TOTAL FRANCE		566,536,598

GERMANY — (7.9%)
Allianz SE	481,474	60,300,624
Allianz SE Sponsored ADR	2,834,240	35,513,027
Bayerische Motoren Werke AG	915,762	65,634,885
Celesio AG	16,596	397,150
#*Commerzbank AG	1,163,573	10,487,110
*Daimler AG	2,088,586	138,020,977
Deutsche Bank AG (5750355)	987,090	56,862,241
#Deutsche Bank AG (D18190898)	420,711	24,350,753
*Deutsche Lufthansa AG	464,311	9,925,822
#*Deutsche Postbank AG	124,712	4,341,018
Deutsche Telekom AG	2,852,483	41,282,568
#Deutsche Telekom AG Sponsored ADR	3,099,741	44,667,268
E.ON AG	721,424	22,621,044
#Fraport AG	41,329	2,621,793
#Generali Deutschland Holding AG	14,907	1,950,018
Hannover Rueckversicherung AG	74,974	3,776,578
Heidelberger Zement AG	201,967	10,637,239
Linde AG	21,240	3,057,365
*Merck KGaA	39,031	3,249,674
Munchener Rueckversicherungs-Gesellschaft AG	412,644	64,496,557
Porsche Automobil Holding SE	190,907	9,771,980
Salzgitter AG	79,216	5,678,315
SCA Hygiene Products SE	3,195	1,601,185
Suedzucker AG	25,238	594,841
ThyssenKrupp AG	368,208	13,534,123

19

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
GERMANY — (Continued)
Volkswagen AG	42,905	$5,624,722

TOTAL GERMANY		640,998,877

GREECE — (0.1%)
*Alpha Bank A.E.	278,473	1,839,587
*EFG Eurobank Ergasias	385,650	2,380,323
Hellenic Petroleum S.A.	334,517	2,679,312
#*National Bank of Greece S.A. ADR	619,230	1,399,460

TOTAL GREECE		8,298,682

HONG KONG — (1.5%)
Cathay Pacific Airways, Ltd.	355,000	956,469
Cheung Kong Holdings, Ltd.	237,000	3,629,182
Dah Sing Financial Holdings, Ltd.	125,200	870,604
Great Eagle Holdings, Ltd.	625,721	1,874,999
Hang Lung Group, Ltd.	490,000	3,261,563
#Henderson Land Development Co., Ltd.	2,033,114	14,490,838
Hong Kong & Shanghai Hotels, Ltd.	1,271,837	2,243,392
Hopewell Holdings, Ltd.	692,669	2,186,580
Hutchison Whampoa, Ltd.	5,621,000	55,586,897
Hysan Development Co., Ltd.	1,035,259	4,009,497
New World Development Co., Ltd.	5,934,666	11,746,653
*Orient Overseas International, Ltd.	155,000	1,363,161
Pacific Basin Shipping, Ltd.	301,000	220,390
#Sino Land Co., Ltd.	810,182	1,690,188
Sun Hung Kai Properties, Ltd.	127,827	2,190,621
Wharf Holdings, Ltd.	342,990	2,258,331
Wheelock & Co., Ltd.	3,482,000	12,273,037

TOTAL HONG KONG		120,852,402

IRELAND — (0.1%)
#Bank of Ireland P.L.C. Sponsored ADR	184,942	569,621
CRH P.L.C. Sponsored ADR	247,420	4,371,911

TOTAL IRELAND		4,941,532

ISRAEL — (0.4%)
*Bank Hapoalim B.M.	2,375,530	10,764,793
*Bank Leumi Le-Israel B.M.	2,840,659	13,071,467
Elbit Systems, Ltd.	10,995	583,833
*Israel Discount Bank, Ltd.	708,867	1,438,198
#*NICE Systems, Ltd. Sponsored ADR	107,741	3,608,246

TOTAL ISRAEL		29,466,537

ITALY — (1.8%)
#*Banca Monte Dei Paschi di Siena SpA	5,698,737	8,021,229
Banco Popolare Scarl	426,228	2,290,723
#Fiat SpA	284,123	4,811,420
Intesa Sanpaolo SpA	10,656,633	37,481,113
Telecom Italia SpA	5,476,933	8,405,842
#Telecom Italia SpA Sponsored ADR	1,874,500	28,604,870
#UniCredit SpA	15,858,749	41,344,820
Unione di Banche Italiane ScpA	1,533,872	16,195,727
Unipol Gruppo Finanziario SpA	1,822,774	1,433,116

TOTAL ITALY		148,588,860

JAPAN — (17.3%)
77 Bank, Ltd. (The)	737,372	3,472,354
#AEON Co., Ltd.	1,886,800	22,221,293
Aisin Seiki Co., Ltd.	346,600	10,860,102
#Ajinomoto Co., Inc.	1,342,000	12,789,311

20

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
JAPAN — (Continued)
Alfresa Holdings Corp.	85,700	$3,603,219
Amada Co., Ltd.	821,000	5,402,262
Aozora Bank, Ltd.	991,000	1,656,564
Asahi Kasei Corp.	692,000	4,070,970
#Asatsu-DK, Inc.	32,500	748,520
*Autobacs Seven Co., Ltd.	5,600	209,784
Awa Bank, Ltd. (The)	65,600	445,959
#Bank of Iwate, Ltd. (The)	19,600	828,350
Bank of Kyoto, Ltd. (The)	739,400	6,602,995
Bank of Yokohama, Ltd. (The)	1,306,000	6,403,413
Bridgestone Corp.	1,240,300	22,202,982
Canon Marketing Japan, Inc.	124,900	1,555,799
#*Casio Computer Co., Ltd.	249,300	1,748,483
Chiba Bank, Ltd. (The)	881,000	5,439,156
Chugoku Bank, Ltd. (The)	403,800	4,683,778
Chuo Mitsui Trust Holdings, Inc.	1,696,689	6,120,893
Citizen Holdings Co., Ltd.	511,000	2,936,873
Coca-Cola West Co., Ltd.	109,007	1,668,045
#Comsys Holdings Corp.	151,700	1,346,442
Cosmo Oil Co., Ltd.	1,212,364	3,264,702
Credit Saison Co., Ltd.	345,100	4,894,795
Dai Nippon Printing Co., Ltd.	1,780,000	22,453,368
Daicel Chemical Industries, Ltd.	515,000	3,577,471
Daido Steel Co., Ltd.	398,000	2,028,078
#Dainippon Sumitomo Pharma Co., Ltd.	374,800	3,384,895
Daishi Bank, Ltd. (The)	573,932	1,773,880
Daiwa House Industry Co., Ltd.	916,000	9,871,163
Daiwa Securities Group, Inc.	3,871,000	15,782,929
#Denso Corp.	416,588	12,955,094
DIC Corp.	13,000	24,162
#*Elpida Memory, Inc.	316,900	3,244,034
Fuji Heavy Industries, Ltd.	1,318,000	9,082,983
Fuji Television Network, Inc.	1,128	1,493,077
FUJIFILM Holdings Corp.	1,327,000	44,270,853
Fujikura, Ltd.	694,000	3,229,372
Fukuoka Financial Group, Inc.	1,800,000	6,981,309
*Fukuyama Transporting Co., Ltd.	71,000	351,495
Glory, Ltd.	119,600	2,641,591
Gunma Bank, Ltd. (The)	921,397	4,621,072
H2O Retailing Corp.	198,000	1,297,031
Hachijuni Bank, Ltd. (The)	993,231	5,096,907
Hakuhodo Dy Holdings, Inc.	39,920	1,993,817
Hankyu Hanshin Holdings, Inc.	475,000	2,277,042
#Higo Bank, Ltd. (The)	376,000	1,754,994
#Hiroshima Bank, Ltd. (The)	300,000	1,225,355
Hitachi Capital Corp.	105,100	1,398,608
Hitachi High-Technologies Corp.	159,200	3,093,843
Hitachi Transport System, Ltd.	111,000	1,718,425
Hitachi, Ltd.	5,329,000	24,085,220
#*Hitachi, Ltd. ADR	144,840	6,533,732
Hokkoku Bank, Ltd. (The)	512,409	2,062,845
Hokuhoku Financial Group, Inc.	2,620,000	4,845,071
#House Foods Corp.	148,300	2,189,997
Hyakugo Bank, Ltd. (The)	475,028	1,999,701
Hyakujishi Bank, Ltd. (The)	329,000	1,182,945
Idemitsu Kosan Co., Ltd.	51,124	4,306,691
Inpex Corp.	2,362	12,300,692
Isetan Mitsukoshi Holdings, Ltd.	882,200	9,734,018
#ITOCHU Corp.	1,449,200	12,701,199
Iyo Bank, Ltd. (The)	548,000	4,079,766
J Front Retailing Co., Ltd.	1,136,000	5,822,107

21

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
JAPAN — (Continued)
Joyo Bank, Ltd. (The)	1,518,000	$6,603,156
JS Group Corp.	561,100	11,027,734
JTEKT Corp.	475,200	4,761,038
Juroku Bank, Ltd.	400,000	1,208,358
JX Holdings, Inc.	5,390,133	31,773,536
Kagoshima Bank, Ltd. (The)	358,143	2,141,736
#Kajima Corp.	1,830,000	4,291,198
Kamigumi Co., Ltd.	519,000	4,053,817
Kandenko Co., Ltd.	129,000	751,779
Kaneka Corp.	653,542	4,042,522
#Kansai Paint Co., Ltd.	64,000	597,014
#Kawasaki Kisen Kaisha, Ltd.	1,166,087	4,527,937
Keiyo Bank, Ltd. (The)	418,000	1,893,448
Kewpie Corp.	131,300	1,670,383
Kinden Corp.	285,000	2,449,850
#Kobe Steel, Ltd.	3,785,000	8,318,544
Kuraray Co., Ltd.	30,500	436,829
Kyocera Corp.	327,900	32,679,245
#Kyocera Corp. Sponsored ADR	13,600	1,356,328
Kyowa Hakko Kirin Co., Ltd.	604,000	5,922,712
Mabuchi Motor Co., Ltd.	36,100	1,910,998
#Marui Group Co., Ltd.	542,642	4,264,217
Maruichi Steel Tube, Ltd.	104,400	2,067,876
Mazda Motor Corp.	3,005,000	7,637,053
Medipal Holdings Corp.	339,800	3,963,215
Meiji Holdings Co., Ltd.	144,395	6,665,119
#Mitsubishi Chemical Holdings Corp.	2,825,000	14,530,605
Mitsubishi Gas Chemical Co., Inc.	890,000	5,502,212
Mitsubishi Heavy Industries, Ltd.	9,007,000	32,740,647
#Mitsubishi Logistics Corp.	236,000	2,854,287
*Mitsubishi Materials Corp.	2,533,000	7,929,523
#Mitsubishi Tanabe Pharma Corp.	623,000	10,192,316
Mitsubishi UFJ Financial Group, Inc.	2,377,000	11,031,667
#Mitsubishi UFJ Financial Group, Inc. ADR	4,781,372	22,281,194
Mitsui & Co., Ltd.	644,200	10,131,598
*Mitsui & Co., Ltd. Sponsored ADR	11,723	3,694,386
Mitsui Chemicals, Inc.	1,861,800	5,453,796
#*Mitsui Engineering & Shipbuilding Co., Ltd.	1,025,000	2,314,861
Mitsui Mining & Smelting Co., Ltd.	359,000	1,094,899
Mitsui O.S.K. Lines, Ltd.	582,000	3,722,093
Mitsumi Electric Co., Ltd.	149,000	2,533,473
#*Mizuho Financial Group, Inc. ADR	349,173	1,012,602
Mizuho Securities Co., Ltd.	1,325,000	2,815,350
MS&AD Insurance Group Holdings, Inc.	746,653	17,887,490
Nagase & Co., Ltd.	235,889	2,761,706
Namco Bandai Holdings, Inc.	441,300	4,066,346
Nanto Bank, Ltd. (The)	323,000	1,690,368
NEC Corp.	5,425,101	15,095,116
Nippon Express Co., Ltd.	1,952,238	7,756,931
Nippon Kayaku Co., Ltd.	6,000	58,360
Nippon Meat Packers, Inc.	429,536	4,994,284
Nippon Paper Group, Inc.	231,700	5,882,851
Nippon Sheet Glass Co., Ltd.	1,171,739	2,571,354
Nippon Shokubai Co., Ltd.	234,000	2,209,780
*Nippon Steel Corp.	856,000	2,690,514
Nippon Television Network Corp.	12,380	1,634,056
Nippon Yusen K.K.	3,032,000	12,718,797
Nishi-Nippon Bank, Ltd.	1,403,569	3,824,561
#Nissan Motor Co., Ltd.	4,831,600	42,464,027
Nisshin Seifun Group, Inc.	394,500	4,884,503
Nisshin Steel Co., Ltd.	1,431,000	2,577,853

22

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
JAPAN — (Continued)
Nisshinbo Holdings, Inc.	305,000	$3,087,441
*NKSJ Holdings, Inc.	1,060,000	7,274,191
#NOK Corp.	162,200	2,888,354
Nomura Real Estate Holdings, Inc.	164,700	2,526,228
NTN Corp.	651,000	2,944,604
Obayashi Corp.	1,650,682	6,725,432
Ogaki Kyoritsu Bank, Ltd. (The)	334,000	937,526
Oji Paper Co., Ltd.	1,997,000	9,211,877
Ono Pharmaceutical Co., Ltd.	92,600	3,905,986
Onward Holdings Co., Ltd.	278,000	2,076,803
Panasonic Corp.	302,700	4,412,544
*Panasonic Corp. Sponsored ADR	302,421	4,385,104
Rengo Co., Ltd.	428,000	2,722,738
Ricoh Co., Ltd.	1,666,000	23,305,038
Rohm Co., Ltd.	230,500	14,374,665
San-in Godo Bank, Ltd. (The)	309,900	2,144,195
Sankyo Co., Ltd.	57,500	3,063,539
Sapporo Hokuyo Holdings, Inc.	529,800	2,184,456
#SBI Holdings, Inc.	45,820	5,581,092
Seiko Epson Corp.	296,800	4,732,415
Seino Holdings Co., Ltd.	295,000	1,796,131
Sekisui Chemical Co., Ltd.	988,000	6,276,851
Sekisui House, Ltd.	1,354,000	12,725,409
Seven & I Holdings Co., Ltd.	1,295,900	30,081,782
#Sharp Corp.	2,725,000	26,918,565
Shiga Bank, Ltd.	455,185	2,397,182
Shimizu Corp.	1,371,000	5,292,532
#*Shinko Electric Industries Co., Ltd.	88,300	859,559
#*Shinsei Bank, Ltd.	1,642,000	1,301,309
Shizuoka Bank, Ltd.	957,000	8,194,047
Showa Denko K.K.	1,456,000	2,662,241
Showa Shell Sekiyu K.K.	282,300	2,376,620
#SKY Perfect JSAT Holdings, Inc.	3,029	1,001,197
Sohgo Security Services Co., Ltd.	101,300	1,060,501
Sojitz Corp.	2,578,100	4,738,842
Sony Corp.	768,200	25,955,185
#Sony Corp. Sponsored ADR	1,801,665	60,968,344
Sumitomo Bakelite Co., Ltd.	347,000	1,879,780
#Sumitomo Chemical Co., Ltd.	2,223,000	9,691,815
#Sumitomo Corp.	3,241,900	41,045,075
Sumitomo Electric Industries, Ltd.	2,278,500	28,993,356
Sumitomo Forestry Co., Ltd.	158,000	1,167,086
Sumitomo Heavy Industries, Ltd.	384,000	2,182,557
Sumitomo Mitsui Financial Group, Inc.	481,800	14,380,644
Sumitomo Rubber Industries, Ltd.	230,300	2,475,245
Sumitomo Trust & Banking Co., Ltd.	2,806,000	15,320,209
Suzuken Co., Ltd.	150,000	4,715,750
#Suzuki Motor Corp.	123,700	3,019,097
*Taiheiyo Cement Corp.	1,638,800	1,768,937
#Taisei Corp.	2,148,703	4,587,458
#Taisho Pharmaceutical Co., Ltd.	285,000	6,001,280
#Taiyo Yuden Co., Ltd.	112,000	1,438,940
Takashimaya Co., Ltd.	615,634	4,634,286
Takata Corp.	46,600	1,142,117
#TDK Corp.	188,500	10,754,847
Teijin, Ltd.	1,876,862	6,949,286
Toda Corp.	385,000	1,297,207
Tokai Rika Co., Ltd.	94,200	1,579,476
Tokuyama Corp.	637,000	3,486,887
Tokyo Broadcasting System, Inc.	85,300	1,050,903
Tokyo Steel Manufacturing Co., Ltd.	224,500	2,221,726

23

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
JAPAN — (Continued)
Tokyo Tatemono Co., Ltd.	808,000	$3,255,753
Tokyu Land Corp.	38,000	173,173
Toppan Printing Co., Ltd.	1,312,000	10,539,168
#Tosoh Corp.	1,044,000	2,792,348
#TOTO, Ltd.	17,000	112,945
#Toyo Seikan Kaisha, Ltd.	346,349	5,910,012
Toyobo Co., Ltd.	743,000	1,238,392
Toyota Auto Body Co., Ltd.	105,100	1,579,344
#*Toyota Motor Corp. Sponsored ADR	478,532	33,889,636
Toyota Tsusho Corp.	482,400	7,468,184
TV Asahi Corp.	755	1,064,082
UNY Co., Ltd.	390,450	3,253,704
#Wacoal Corp.	179,000	2,607,074
Yamaguchi Financial Group, Inc.	492,148	4,455,605
Yamaha Corp.	327,300	4,004,399
Yamato Holdings Co., Ltd.	491,500	6,196,280
#Yamato Kogyo Co., Ltd.	82,600	2,112,745
Yamazaki Baking Co., Ltd.	152,000	1,854,048
Yokogawa Electric Corp.	370,400	2,429,979
Yokohama Rubber Co., Ltd.	437,000	2,184,413

TOTAL JAPAN		1,399,259,697

MALAYSIA — (0.0%)
*Rekapacific Berhad	691,000	—

NETHERLANDS — (3.3%)
*Aegon NV	3,283,351	20,809,229
Akzo Nobel NV	137,877	8,190,031
#ArcelorMittal NV	2,446,831	79,175,937
*ING Groep NV	3,356,113	35,906,230
#*ING Groep NV Sponsored ADR	1,273,519	13,728,535
Koninklijke Ahold NV	984,473	13,607,333
Koninklijke DSM NV	443,200	23,719,378
Koninklijke Philips Electronics NV	2,087,065	63,660,707
#Philips Electronics NV ADR	137,395	4,183,678

TOTAL NETHERLANDS		262,981,058

NEW ZEALAND — (0.1%)
*Auckland International Airport, Ltd.	1,500	2,404
Contact Energy, Ltd.	960,736	4,290,657

TOTAL NEW ZEALAND		4,293,061

NORWAY — (1.0%)
*Aker ASA	9,613	197,293
DnB NOR ASA Series A	1,769,642	24,308,455
Marine Harvest ASA	5,002,000	4,975,690
Norsk Hydro ASA	2,611,753	16,031,846
Norsk Hydro ASA Sponsored ADR	59,900	367,187
Orkla ASA	2,700,350	26,170,155
*Petroleum Geo-Services ASA	192,552	2,411,149
#*Renewable Energy Corp. ASA	1,281,469	4,463,029
*Storebrand ASA	713,900	5,204,693

TOTAL NORWAY		84,129,497

PORTUGAL — (0.1%)
#Banco Comercial Portugues SA	3,941,284	3,585,443
#Banco Espirito Santo SA	747,704	3,713,190
Cimpor Cimentos de Portugal SA	129,009	896,786

TOTAL PORTUGAL		8,195,419

24

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
SINGAPORE — (1.4%)
*Allgreen Properties, Ltd.	896,000	$826,393
CapitaLand, Ltd.	4,942,000	14,907,457
#DBS Group Holdings, Ltd.	3,012,202	32,443,269
Fraser & Neave, Ltd.	2,023,450	9,778,097
Golden Agri-Resources, Ltd.	13,950,000	7,043,456
#*Neptune Orient Lines, Ltd.	1,079,004	1,793,491
#Oversea-Chinese Banking Corp., Ltd.	865,726	6,047,448
#Overseas Union Enterprise, Ltd.	405,000	1,027,865
SATS, Ltd.	607,078	1,338,488
Singapore Airlines, Ltd.	1,585,600	19,445,768
Singapore Land, Ltd.	532,000	2,929,634
United Industrial Corp., Ltd.	2,155,000	3,864,537
UOL Group, Ltd.	1,376,600	4,851,468
Venture Corp., Ltd.	307,000	2,153,817
Wheelock Properties, Ltd.	870,000	1,312,730

TOTAL SINGAPORE		109,763,918

SPAIN — (2.1%)
#Acciona SA	93,126	8,198,668
#Acerinox SA	86,085	1,412,061
#Banco de Sabadell SA	3,378,296	16,442,793
#Banco Espanol de Credito SA	400,117	4,015,317
#Banco Popular Espanol SA	2,732,006	17,693,038
#Banco Santander SA Sponsored ADR	1,242,485	15,916,233
#Cia Espanola de Petroleos SA	15,060	358,612
Criteria Caixacorp SA	2,313,414	13,070,077
#*EDP Renovaveis SA	4,640	26,915
#Fomento de Construcciones y Contratas SA	41,871	1,130,512
Gas Natural SDG SA	681,277	9,979,697
Iberdrola Renovables SA	2,287,013	7,726,723
*Iberdrola SA	156,101	1,318,873
Mapfre SA	37,323	124,023
Repsol YPF SA	1,204,043	33,388,752
#Repsol YPF SA Sponsored ADR	1,432,181	39,657,092

TOTAL SPAIN		170,459,386

SWEDEN — (2.6%)
Boliden AB	148,536	2,522,045
Holmen AB Series A	6,300	196,888
#Nordea Bank AB	5,498,608	60,543,289
#Skandinaviska Enskilda Banken AB Series A	2,963,486	22,974,119
#Skandinaviska Enskilda Banken AB Series C	9,800	75,807
#SSAB AB Series A	507,586	7,118,015
SSAB AB Series B	233,785	2,891,966
Svenska Cellulosa AB	57,000	886,852
Svenska Cellulosa AB Series B	1,586,671	24,598,116
Svenska Handelsbanken AB Series A	42,890	1,403,093
#*Swedbank AB Series A	1,162,643	16,257,884
Tele2 AB Series B	542,039	11,912,446
*Telefonaktiebolaget LM Ericsson AB	44,151	485,555
#Telefonaktiebolaget LM Ericsson AB Sponsored ADR	952,162	10,464,260
TeliaSonera AB	3,787,012	31,632,805
*Volvo AB Series A	629,517	8,328,505
*Volvo AB Series B	617,284	8,356,978

TOTAL SWEDEN		210,648,623

SWITZERLAND — (5.7%)
#Adecco SA	351,751	19,681,093
Baloise Holding AG	200,163	18,494,467
Banque Cantonale Vaudoise AG	5,839	2,838,172

25

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
SWITZERLAND — (Continued)
Compagnie Financiere Richemont SA Series A	897,817	$44,781,503
Credit Suisse Group AG	1,085,706	44,946,721
Credit Suisse Group AG Sponsored ADR	840,377	34,875,645
Givaudan SA	14,257	14,690,425
#Holcim, Ltd. AG	739,477	46,066,677
*Lonza Group AG	9,169	802,679
#*Novartis AG ADR	276,392	16,016,916
PSP Swiss Property AG	95,780	7,361,102
St. Galler Kantonalbank AG	5,441	2,560,711
Swatch Group AG (The)	24,693	9,438,486
Swiss Life Holding AG	123,557	15,120,191
Swiss Reinsurance Co., Ltd. AG	931,611	44,761,229
#*UBS AG	3,710,052	63,024,671
Zurich Financial Services AG	322,634	78,954,165

TOTAL SWITZERLAND		464,414,853

UNITED KINGDOM — (15.1%)
Anglo American P.L.C.	363,391	16,931,552
Associated British Foods P.L.C.	1,497,803	25,120,980
Aviva P.L.C.	7,396,866	47,172,407
#Barclays P.L.C. Sponsored ADR	4,180,831	73,791,667
*BP P.L.C. Sponsored ADR	72,482	2,959,440
#*British Airways P.L.C.	3,077,641	13,336,735
Carnival P.L.C.	658,867	28,466,707
#Carnival P.L.C. ADR	241,674	10,529,736
*easyJet P.L.C.	687,918	5,027,015
#HSBC Holdings P.L.C. Sponsored ADR	369,273	19,242,816
International Power P.L.C.	6,483,180	43,257,401
Investec P.L.C.	482,475	3,850,631
Kazakhmys P.L.C.	690,345	14,546,474
Kingfisher P.L.C.	10,285,817	39,184,977
Legal & General Group P.L.C.	13,449,151	21,622,271
*Lloyds Banking Group P.L.C. Sponsored ADR	2,857,128	12,514,221
Mondi P.L.C.	1,450,865	12,080,561
Old Mutual P.L.C.	11,201,478	23,328,011
Pearson P.L.C.	133,753	2,048,563
Pearson P.L.C. Sponsored ADR	1,750,416	26,956,406
Resolution, Ltd. P.L.C.	1,620,485	6,793,610
Rexam P.L.C.	4,277,874	21,789,114
*Royal Bank of Scotland Group P.L.C.	15,142,602	10,834,615
#*Royal Bank of Scotland Group P.L.C. Sponsored ADR	377,000	5,421,260
#Royal Dutch Shell P.L.C. ADR	3,170,896	203,952,031
RSA Insurance Group P.L.C.	7,133,891	14,966,707
SABmiller P.L.C.	16,330	529,805
Sainsbury (J.) P.L.C.	5,529,939	34,527,053
Thomas Cook Group P.L.C.	1,959,918	5,681,122
Vodafone Group P.L.C.	34,976,333	95,611,963
#Vodafone Group P.L.C. Sponsored ADR	8,066,329	221,904,711
Whitbread P.L.C.	190,554	5,169,348
William Morrison Supermarkets P.L.C.	8,127,143	38,248,483
*Wolseley P.L.C.	889,796	23,668,278
WPP P.L.C.	1,259,793	14,640,007
WPP P.L.C. Sponsored ADR	30,101	1,747,062
Xstrata P.L.C.	3,843,909	74,469,535

TOTAL UNITED KINGDOM		1,221,923,275

TOTAL COMMON STOCKS		6,883,172,110

26

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $21,850,000 FHLMC 4.00%, 12/15/38, valued at $20,355,375) to be repurchased at $ 19,298,306	$19,298	$19,298,000

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.6%)
§@DFA Short Term Investment Fund	1,175,802,100	1,175,802,100
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $3,305,966)## to be repurchased at $3,241,202	$3,241	3,241,143

TOTAL SECURITIES LENDING COLLATERAL		1,179,043,243

TOTAL INVESTMENTS — (100.0%) (Cost $6,502,731,182)		$8,081,513,353

27

THE EMERGING MARKETS SERIES

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value††
COMMON STOCKS — (84.7%)
BRAZIL — (3.1%)
*All America Latina Logistica SA	6,100	$57,689
Banco Bradesco SA	5,000	79,692
Banco do Brasil SA	14,235	275,608
BM&F Bovespa SA	57,500	479,533
*Brasil Telecom SA	38,241	355,354
*Brasil Telecom SA ADR	8,140	74,888
BRF - Brasil Foods SA ADR	590,060	8,632,578
Cia de Bebidas das Americas	62,744	7,094,725
Cia de Concessoes Radoviarias	7,800	211,022
*Cia Energetica de Minas Gerais SA	1,800	23,512
*Cia Energetica de Sao Paulo SA	11,400	178,345
Cia Siderurgica Nacional SA.	734,552	12,161,171
Cosan SA Industria e Comercio	10,700	169,974
CPFL Energia SA	1,935	45,533
*Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,300	31,626
Duratex SA	15,700	180,980
*Fibria Celulose SA	13,825	246,692
*Fibria Celulose SA Sponsored ADR	18,180	326,513
*Hypermarcas SA	19,200	317,309
*Lojas Renner SA	6,200	245,987
Natura Cosmeticos SA	16,800	480,198
*OGX Petroleo e Gas Participacoes SA	149,800	1,958,510
Petroleo Brasilerio SA ADR	1,009,389	34,440,353
Porto Seguro SA	7,100	103,600
*Redecard SA	14,200	183,649
Souza Cruz SA	86,274	4,513,364
Tele Norte Leste Participacoes SA	59,254	1,186,265
*Tim Participacoes SA	11,900	47,872
Tractebel Energia SA	140,100	2,109,369
#Vale SA Sponsored ADR	134,000	4,306,760
Vivo Participacoes SA	16,288	1,110,933
Weg Industrias SA	278,866	3,641,019

TOTAL BRAZIL		85,270,623

CHILE — (2.0%)
AES Gener SA	1,034,630	570,881
#Banco de Chile SA Series F ADR	47,992	4,127,312
Banco de Credito e Inversiones SA Series A	14,693	887,798
Banco Santander Chile SA ADR	59,216	5,485,770
CAP SA	34,560	1,765,411
Centros Comerciales Sudamericanos SA	295,910	2,305,394
Cia Cervecerias Unidas SA ADR	14,357	807,581
Colbun SA	4,884,083	1,335,672
Corpbanca SA	24,534,433	385,960
Embotelladora Andina SA Series A ADR	23,068	555,477
#Embotelladora Andina SA Series B ADR	17,106	500,864
Empresa Nacional de Electricidad SA Sponsored ADR	159,551	8,513,641
Empresas CMPC SA	18,465	992,803
Empresas Copec SA	12,626	237,673
Enersis SA Sponsored ADR	384,857	8,778,588
ENTEL Chile SA.	52,839	839,731
#Lan Airlines SA Sponsored ADR	217,871	6,697,355
S.A.C.I. Falabella SA	124,985	1,250,335
#Sociedad Quimica y Minera de Chile SA Sponsored ADR	123,517	6,398,181
#Vina Concha Y Toro SA Sponsored ADR	25,742	1,234,844

TOTAL CHILE		53,671,271

28

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
CHINA — (11.3%)
Agile Property Holdings, Ltd.	568,000	$749,206
*Air China, Ltd.	574,000	772,590
#*Alibaba.com, Ltd.	420,000	817,956
#*Aluminum Corp. of China, Ltd. ADR	57,300	1,373,481
#Angang Steel Co., Ltd.	458,000	719,556
#*Anhui Conch Cement Co., Ltd.	298,000	1,254,288
Anta Sports Products, Ltd.	310,000	641,183
Bank of China, Ltd.	36,691,000	22,085,287
Bank of Communications Co., Ltd.	2,787,650	3,061,434
*BBMG Corp.	360,500	519,153
Beijing Capital International Airport Co., Ltd.	352,000	194,230
Beijing Enterprises Holdings, Ltd.	223,972	1,531,821
Belle International Holdings, Ltd.	1,948,000	3,508,169
#*Brilliance China Automotive Holdings, Ltd.	952,000	837,592
#BYD Co., Ltd.	395,886	2,420,244
#Chaoda Modern Agriculture Holdings, Ltd.	762,000	621,848
#China Agri-Industries Holdings, Ltd.	608,202	890,404
China BlueChemical, Ltd.	692,000	548,374
China Citic Bank Corp., Ltd.	2,441,928	1,777,295
China Coal Energy Co., Ltd.	1,357,777	2,360,810
China Communications Construction Co., Ltd.	1,754,000	1,679,766
China Communications Services Corp., Ltd.	770,000	447,437
China Construction Bank Corp.	21,737,000	20,780,648
#*China COSCO Holdings Co., Ltd.	1,017,000	1,191,817
China Dongxiang Group Co.	1,061,000	598,922
#*China Eastern Airlines Corp., Ltd.	382,000	242,084
China Everbright, Ltd.	334,000	870,897
#China Life Insurance Co., Ltd. ADR	250,705	16,488,868
China Mengniu Dairy Co., Ltd.	386,000	1,108,444
#China Merchants Bank Co., Ltd.	1,430,534	4,057,714
China Merchants Holdings International Co., Ltd.	433,145	1,520,382
#China Mobile, Ltd. Sponsored ADR	696,697	35,789,325
#China Molybdenum Co., Ltd.	511,322	490,866
#China National Building Material Co., Ltd.	451,958	1,107,969
China Oilfield Services, Ltd.	582,000	942,905
China Overseas Land & Investment, Ltd.	1,550,000	3,263,328
*China Pacific Insurance Group Co., Ltd.	296,200	1,230,246
China Petroleum & Chemical Corp.	1,958,000	1,857,868
China Petroleum & Chemical Corp. ADR	46,300	4,412,853
China Power International Development, Ltd.	266,000	60,445
China Railway Construction Corp., Ltd.	786,000	984,131
China Railway Group, Ltd.	1,575,000	1,272,060
#China Resources Enterprise, Ltd.	1,617,000	6,812,654
China Resources Land, Ltd.	784,000	1,547,411
China Resources Power Holdings Co., Ltd.	920,000	1,769,001
China Shenhua Energy Co., Ltd. Series H	1,971,500	8,826,794
#*China Shipping Container Lines Co., Ltd.	1,473,907	601,855
China Shipping Development Co., Ltd.	548,000	801,087
*China Southern Airlines Co., Ltd.	226,000	153,948
#*China Southern Airlines Co., Ltd. ADR	8,400	289,380
*China Taiping Insurance Holdings Co., Ltd.	273,200	1,001,854
#China Telecom Corp., Ltd.	1,560,000	816,719
China Telecom Corp., Ltd. ADR	37,571	1,958,952
*China Travel International Investment Hong Kong, Ltd.	768,000	183,727
China Unicom Hong Kong, Ltd. ADR	241,400	3,379,600
China Yurun Food Group, Ltd.	462,000	1,794,101
#*China Zhongwang Holdings, Ltd.	709,600	424,282
CITIC Pacific, Ltd.	1,473,000	3,919,390
*CITIC Resources Holdings, Ltd.	740,000	189,768
CNOOC, Ltd.	45,000	93,713
#CNOOC, Ltd. ADR	68,756	14,364,504

29

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
CHINA — (Continued)
COSCO Pacific, Ltd.	706,000	$1,100,103
Country Garden Holdings Co.	2,232,000	787,701
*CSR Corp., Ltd.	685,000	697,360
#Datang International Power Generation Co., Ltd.	614,000	247,715
#Dongfang Electric Co., Ltd.	90,600	440,318
Dongfeng Motor Corp.	684,000	1,485,998
Fosun International, Ltd.	692,000	572,428
Fushan International Energy Group, Ltd.	1,274,000	858,965
*GCL Poly Energy Holdings, Ltd.	720,814	231,006
Geely Automobile Holdings, Ltd.	1,410,000	799,062
Golden Eagle Retail Group, Ltd.	241,000	639,423
*GOME Electrical Appliances Holdings, Ltd.	4,013,000	1,354,405
Guangdong Investment, Ltd.	792,000	397,977
#Guangshen Railway Co., Ltd. Sponsored ADR	12,500	254,250
Guangzhou Automobile Group Co., Ltd.	360,259	553,083
#Guangzhou R&F Properties Co., Ltd.	405,669	579,880
Harbin Power Equipment Co., Ltd.	104,000	140,744
Hengan International Group Co., Ltd.	162,000	1,535,785
*HKC Holdings, Ltd.	2,641,797	163,999
#*Hong Kong Energy Holdings, Ltd.	31,116	2,619
#*Hopson Development Holdings, Ltd.	186,000	207,718
Huabao International Holdings, Ltd.	536,000	810,281
#Huadian Power International Corp.	494,000	113,458
Huaneng Power International, Inc.	136,000	77,624
Huaneng Power International, Inc. ADR	12,000	274,680
Industrial & Commercial Bank of China, Ltd. Series H	34,093,000	27,543,516
Jiangsu Express Co., Ltd.	764,000	911,938
#Jiangxi Copper Co., Ltd.	511,000	1,420,344
Kingboard Chemical Holdings, Ltd.	249,682	1,213,583
Kunlun Energy Co., Ltd.	940,000	1,196,050
Lee & Man Paper Manufacturing, Ltd.	405,000	338,249
#Lenovo Group, Ltd.	1,827,278	1,191,668
#Li Ning Co., Ltd.	169,500	482,340
#Maanshan Iron & Steel Co., Ltd.	758,000	437,720
Nine Dragons Paper Holdings, Ltd.	624,000	1,009,576
Parkson Retail Group, Ltd.	448,000	809,881
PetroChina Co., Ltd. ADR	115,210	14,165,070
*PICC Property & Casualty Co., Ltd.	824,000	1,212,374
Ping An Insurance Group Co. of China, Ltd.	586,000	6,309,087
#Poly Hong Kong Investment, Ltd.	799,000	825,887
*Renhe Commercial Holdings Co., Ltd.	2,864,000	547,827
#*Semiconductor Manufacturing International Corp. ADR	204,090	840,851
Shanghai Electric Group Co., Ltd.	2,392,000	1,602,497
Shanghai Industrial Holdings, Ltd.	233,484	1,081,090
Shenzhen Expressway Co., Ltd.	110,000	60,771
Shenzhen International Holdings, Ltd.	2,350,000	185,222
Shimao Property Holdings, Ltd.	659,871	1,093,287
Sichuan Expressway Co., Ltd.	100,000	65,068
*Sinofert Holdings, Ltd.	864,000	459,122
#Sino-Ocean Land Holdings, Ltd.	1,301,600	898,236
Sinopec Shanghai Petrochemical Co., Ltd.	738,000	331,107
Sinopec Shanghai Petrochemical Co., Ltd. Sponsored ADR	1,188	53,472
*Sinopec Yizheng Chemical Fibre Co., Ltd.	408,000	152,382
Sinotrans, Ltd.	564,000	153,237
#Soho China, Ltd.	861,000	733,078
Tencent Holdings, Ltd.	700,600	16,123,103
Tingyi (Cayman Islands) Holding Corp.	1,072,000	2,922,465
Tsingtao Brewery Co., Ltd.	104,000	559,020
Want Want China Holdings, Ltd.	1,310,000	1,210,808
Weichai Power Co., Ltd.	52,000	682,766
#Yanzhou Coal Mining Co., Ltd. Sponsored ADR	35,986	1,039,276

30

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
CHINA — (Continued)
Zhaojin Mining Industry Co., Ltd.	156,000	$486,900
Zhejiang Expressway Co., Ltd.	240,000	243,516
Zhuzhou CSR Times Electric Co., Ltd.	48,000	146,659
Zijin Mining Group Co., Ltd.	910,000	859,063
#ZTE Corp.	629,232	2,349,081

TOTAL CHINA		304,286,405

COLOMBIA — (0.3%)
Bancolombia SA Sponsored ADR	39,824	2,686,129
#*Ecopetrol SA Sponsored ADR	100,257	4,786,269

TOTAL COLOMBIA		7,472,398

CZECH REPUBLIC — (0.7%)
CEZ A.S.	254,916	11,272,835
Komercni Banka A.S.	14,663	3,328,598
Telefonica 02 Czech Republic A.S.	178,190	3,916,672

TOTAL CZECH REPUBLIC		18,518,105

EGYPT — (0.1%)
*Commercial International Bank Egypt S.A.E. Sponsored GDR	128,815	986,006
*Egyptian Financial Group-Hermes Holding GDR	451	4,699
Orascom Construction Industries GDR	35,382	1,642,591
*Orascom Telecom Holding S.A.E. GDR	246,435	956,200

TOTAL EGYPT		3,589,496

HUNGARY — (1.0%)
ELMU NYRT	185	25,922
Magyar Telekom Telecommunications P.L.C.	665,618	1,919,409
#*MOL Hungarian Oil & Gas P.L.C.	72,823	7,737,822
#*OTP Bank P.L.C.	371,753	11,040,304
Richter Gedeon NYRT	21,924	5,224,611
*Tisza Chemical Group P.L.C.	26,052	453,730

TOTAL HUNGARY		26,401,798

INDIA — (10.8%)
ACC, Ltd.	43,053	955,960
Adani Enterprises, Ltd.	108,375	1,721,515
Ambuja Cements, Ltd.	953,115	3,005,187
Asea Brown Boveri India, Ltd.	39,249	727,237
Asian Paints, Ltd.	53,741	3,246,926
Axis Bank, Ltd.	292,667	9,687,349
Bajaj Auto, Ltd.	135,564	4,629,695
Bajaj Finserv, Ltd.	29,842	316,123
Bajaj Holdings & Investment, Ltd.	8,068	159,216
Bharat Electronics, Ltd.	7,300	268,561
Bharat Heavy Electricals, Ltd.	19,249	1,061,971
Bharat Petroleum Corp., Ltd.	13,384	219,981
Bharti Airtel, Ltd.	852,924	6,275,699
Bosch, Ltd.	16,788	2,365,488
*Cairn India, Ltd.	61,194	442,494
Cipla, Ltd.	476,959	3,786,315
Colgate-Palmolive (India), Ltd.	6,437	126,747
Container Corp. of India	595	17,599
Crompton Greaves, Ltd.	247,206	1,773,195
Cummins India, Ltd.	12,348	220,998
Dabur India, Ltd.	616,506	1,383,759
Dr Reddy’s Laboratories, Ltd.	61,671	2,308,175
#Dr Reddy’s Laboratories, Ltd. ADR	83,498	3,158,729
EIH, Ltd.	40,981	114,962
Exide Industries, Ltd.	52,639	183,707

31

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
INDIA — (Continued)
*Future Mall Management, Ltd.	388	$—
GAIL India, Ltd.	57,000	630,030
GAIL India, Ltd. Sponsored GDR	28,791	1,911,386
GlaxoSmithKline Pharmaceuticals, Ltd.	38,937	1,953,143
Godrej Consumer Products, Ltd.	23,579	220,854
Grasim Industries, Ltd.	6,300	318,821
HCL Technologies, Ltd.	261,864	2,389,549
HDFC Bank, Ltd.	378,035	19,427,251
Hero Honda Motors, Ltd. Series B	110,973	4,666,536
Hindustan Unilever, Ltd.	1,164,529	7,731,844
ICICI Bank, Ltd. Sponsored ADR	88,726	4,665,213
*Idea Cellular, Ltd.	29,450	44,586
Indian Bank	10,779	71,134
Infosys Technologies, Ltd.	398,967	26,735,874
#Infosys Technologies, Ltd. Sponsored ADR	233,496	15,746,970
Infrastructure Development Finance Co., Ltd.	68,765	311,196
ITC, Ltd.	3,212,684	12,399,207
*Jaiprakash Power Ventures, Ltd.	20,194	28,408
Jindal Steel & Power, Ltd.	507,918	7,989,435
JSW Steel, Ltd.	106,526	3,216,856
Jubilant Organosys, Ltd.	34,862	247,354
*Kotak Mahindra Bank, Ltd.	53,518	560,972
Larsen & Toubro, Ltd.	282,173	12,860,404
LIC Housing Finance, Ltd.	10,727	323,581
*Mahanagar Telephone Nigam, Ltd.	64,598	98,192
Mahindra & Mahindra, Ltd.	386,581	6,375,299
Mangalore Refinery & Petrochemicals, Ltd.	399,619	732,796
Maruti Suzuki India, Ltd.	101,304	3,543,877
Mundra Port & Special Economic Zone, Ltd.	22,230	76,207
Nirma, Ltd.	38,799	202,534
Oil & Natural Gas Corp, Ltd.	52,307	1,537,407
*Oracle Financial Services Software, Ltd.	14,000	697,696
Pantaloon Retail India, Ltd.	7,460	79,304
Pantaloon Retail India, Ltd. Class B	305	2,575
Piramal Healthcare, Ltd.	21,029	226,252
Power Grid Corp of India, Ltd.	21,633	48,876
Proctor & Gamble Hygiene & Health Care, Ltd.	8,517	391,685
*Ranbaxy Laboratories, Ltd.	160,997	2,105,933
Reliance Capital, Ltd.	101,317	1,862,736
Reliance Communications, Ltd.	783,625	3,171,195
Reliance Energy, Ltd.	156,563	3,661,211
Reliance Industries, Ltd.	1,898,511	46,866,998
*Reliance Power, Ltd.	143,889	509,395
Sesa Goa, Ltd.	481,490	3,497,926
Shriram Transport Finance Co., Ltd.	3,821	75,914
Siemens India, Ltd.	120,916	2,222,776
State Bank of India.	14,211	1,011,372
Sterlite Industries (India), Ltd. Series A	1,725,980	6,607,980
Sun Pharmaceuticals Industries, Ltd.	98,435	4,676,912
Sun TV Network, Ltd.	10,627	119,202
Tata Consultancy Services, Ltd.	641,575	15,223,695
Tata Power Co., Ltd.	144,515	4,543,401
Tata Steel, Ltd.	88,889	1,182,345
Thermax India, Ltd.	6,201	121,021
*Torrent Power, Ltd.	5,014	33,023
*Ultratech Cement, Ltd.	3,600	88,971
United Spirits, Ltd.	21,912	737,880
Wipro, Ltd.	702,292	6,643,326
Zee Entertainment Enterprises, Ltd.	56,254	351,888
*Zee Learn, Ltd.	14,064	1,646

32

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
INDIA — (Continued)
Zydus Wellness, Ltd.	11,485	$138,502

TOTAL INDIA		292,076,140

INDONESIA — (2.8%)
PT Adaro Energy Tbk	5,833,000	1,376,136
PT Astra Agro Lestari Tbk.	222,000	620,719
PT Astra International Tbk	2,821,561	18,065,369
*PT Bakrie & Brothers Tbk	8,273,000	50,152
PT Bank Central Asia Tbk	9,187,000	7,217,846
PT Bank Danamon Indonesia Tbk	2,719,740	2,045,467
PT Bank Mandiri Persero Tbk	3,631,000	2,854,379
PT Bank Negara Indonesia Persero Tbk	87,000	38,039
*PT Bank Pan Indonesia Tbk	8,080,000	1,013,495
PT Bank Rakyat Indonesia Persero Tbk	3,283,000	4,203,140
*PT Bayan Resources Tbk	13,000	18,336
PT Bumi Resources Tbk.	15,481,000	3,876,322
PT Gudang Garam Tbk	225,500	1,206,451
PT Indo Tambangraya Megah Tbk	195,500	991,392
PT Indocement Tunggal Prakarsa Tbk	834,500	1,713,420
PT Indofood Sukses Makmur Tbk	1,529,500	892,039
PT Indosat Tbk.	437,000	294,082
PT International Nickel Indonesia Tbk	1,647,500	880,125
PT Kalbe Farma Tbk	1,161,000	348,724
*PT Lippo Karawaci Tbk	6,121,750	424,886
*PT Panasia Indosyntec Tbk	75,100	1,975
PT Perusahaan Gas Negara Tbk	6,456,000	2,936,748
PT Semen Gresik Persero Tbk	2,263,000	2,488,030
PT Sinar Mas Agro Resources & Technology Tbk	1,151,000	671,972
PT Tambang Batubara Bukit Asam Tbk.	502,000	1,106,140
PT Telekomunikasi Indonesia Tbk	13,911,140	14,122,335
PT Unilever Indonesia Tbk	2,195,000	4,299,114
PT United Tractors Tbk.	921,500	2,296,871

TOTAL INDONESIA		76,053,704

ISRAEL — (0.0%)
IDB Holding Corp., Ltd.	—	14
Koor Industries, Ltd.	1	13
*Makhteshim-Agan Industries, Ltd.	1	3
Osem Investments, Ltd.	1	8

TOTAL ISRAEL		38

MALAYSIA — (4.5%)
Affin Holdings Berhad	312,600	323,835
Alliance Financial Group Berhad.	301,700	318,532
AMMB Holdings Berhad	874,959	1,778,990
*Axiata Group Berhad	3,534,575	5,111,758
Batu Kawan Berhad	15,000	72,895
Berjaya Corp. Berhad	734,800	255,757
*Berjaya Media Berhad	18,300	3,019
*Berjaya Retail Berhad.	73,480	10,037
Berjaya Sports Toto Berhad	803,464	1,078,358
Boustead Holdings Berhad	159,460	288,354
British American Tobacco Malaysia Berhad	182,600	2,731,784
CIMB Group Holdings Berhad	5,354,954	14,300,384
Digi.Com Berhad	460,862	3,756,327
*EON Capital Berhad	175,500	394,060
Fraser & Neave Holdings Berhad	61,000	284,128
Gamuda Berhad	805,700	985,637
Genting Berhad	2,860,800	9,617,406
Genting Malaysia Berhad	4,155,100	4,684,840

33

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
MALAYSIA — (Continued)
Genting Plantations Berhad	276,600	$764,113
Hong Leong Bank Berhad	681,850	2,004,807
Hong Leong Financial Group Berhad	249,329	731,559
IJM Corp. Berhad	336,560	609,700
IOI Corp. Berhad	4,390,805	8,224,198
KLCC Property Holdings Berhad	50,600	53,642
Kuala Lumpur Kepong Berhad	631,400	4,021,407
Lafarge Malayan Cement Berhad	259,580	668,504
Malayan Banking Berhad	729,253	2,113,174
*Malaysian Airlines System Berhad	1,198,734	848,918
MISC Berhad	2,078,798	5,872,695
MMC Corp. Berhad	1,087,200	1,077,521
Nestle (Malaysia) Berhad	207,400	2,921,970
Oriental Holdings Berhad	279,480	471,613
Parkson Holdings Berhad	184,476	352,335
Petronas Dagangan Berhad	360,700	1,267,066
Petronas Gas Berhad	673,800	2,437,247
Plus Expressways Berhad	2,201,100	3,116,166
PPB Group Berhad	576,900	3,561,426
Public Bank Berhad	67,739	277,162
Public Bank Berhad Foreign Market Shares	1,377,501	5,653,359
RHB Capital Berhad	525,900	1,358,593
Shell Refining Co. Federation of Malaysia Berhad	225,400	771,098
Sime Darby Berhad	3,457,620	9,829,409
SP Setia Berhad.	917,950	1,530,947
Star Publications (Malaysia) Berhad	401,300	532,965
Telekom Malaysia Berhad.	1,623,900	1,777,893
Tenaga Nasional Berhad	2,121,000	6,009,227
*UEM Land Holdings Berhad	1,050,937	752,624
UMW Holdings Berhad	729,066	1,588,386
YTL Corp. Berhad	1,232,485	3,133,024
YTL Power International Berhad	283,040	213,038

TOTAL MALAYSIA		120,541,887

MEXICO — (6.7%)
America Movil S.A.B. de C.V. Series L	23,307,621	66,725,332
America Movil S.A.B. de C.V. Series L ADR	11,264	644,977
*Cementos de Mexico S.A.B de C.V. Series B	278,511	244,723
*Cemex S.A.B. de C.V. Sponsored ADR	13,000	114,010
#Coca-Cola Femsa S.A.B. de C.V. Series L	375,300	2,993,768
*Corporacion Interamericana de Entramiento S.A.B. de C.V. Series B	28,827	14,708
Corporativo Fragua S.A.B. de C.V. Series B	21	204
El Puerto de Liverpool S.A.B. de C.V.	247,800	1,424,629
#Fomento Economico Mexicano S.A.B. de C.V. Series B & D.	2,109,900	11,602,058
*Gruma S.A.B. de C.V. ADR	43,594	342,213
#Grupo Carso S.A.B. de C.V. Series A-1	813,232	4,686,556
#Grupo Elektra S.A. de C.V.	97,675	3,584,106
Grupo Financiero Banorte S.A.B. de C.V.	1,923,829	8,230,959
#Grupo Financiero Inbursa S.A.B. de C.V. Series O	908,264	3,927,867
#Grupo Industrial Bimbo S.A.B. de C.V. Series A	529,400	4,089,688
Grupo Industrial Maseca S.A.B. de C.V. Series B	229,000	239,793
Grupo Mexico S.A.B. de C.V. Series B	4,075,517	13,426,630
Grupo Modelo S.A.B. de C.V. Series C	790,400	4,429,517
*Grupo Nutrisa S.A. de C.V.	129	404
*Grupo Qumma S.A. de C.V. Series B	1,591	23
#Grupo Televisa S.A. de C.V.	1,704,800	7,651,443
Grupo Televisa S.A. de C.V. Sponsored ADR	109,820	2,465,459
#*Impulsora del Desarrollo y El Empleo en America Latina S.A.B. de C.V.	2,524,776	3,275,584
Industrias Penoles S.A.B. de C.V.	136,138	3,858,346
Kimberly Clark de Mexico S.A.B. de C.V. Series A	690,100	4,328,494
#Organizacion Soriana S.A.B. de C.V. Series B	1,463,300	4,456,974

34

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
MEXICO — (Continued)
*Savia S.A. de C.V.	120,000	$7,775
Telefonos de Mexico S.A.B. de C.V. Series A	200,000	150,632
Telefonos de Mexico S.A.B. de C.V. Series L	6,919,800	5,363,013
#Wal-Mart de Mexico S.A.B. de C.V. Series V	8,551,980	23,402,284

TOTAL MEXICO		181,682,169

PERU — (0.4%)
*Cia de Minas Buenaventura S.A. ADR	75,507	4,004,891
*Credicorp, Ltd.	45,918	5,780,158

TOTAL PERU		9,785,049

PHILIPPINES — (0.6%)
Aboitiz Equity Ventures, Inc.	884,000	689,300
Aboitiz Power Corp.	1,073,000	685,130
Ayala Corp. Series A	252,483	2,360,435
Ayala Land, Inc.	7,440,518	2,900,979
Banco de Oro Unibank, Inc.	1,164,108	1,650,705
Bank of the Philippine Islands.	2,001,124	2,730,184
Energy Development Corp.	1,212,500	169,217
*Filipina Water Bottling Corp.	2,006,957	—
Manila Electric Co.	15,000	77,159
Metro Bank & Trust Co.	317,900	578,071
Philippine Long Distance Telephone Co.	57,920	3,601,151
SM Prime Holdings, Inc.	508,168	141,435

TOTAL PHILIPPINES		15,583,766

POLAND — (1.4%)
Asseco Poland SA	32,672	603,855
Bank Handlowy w Warszawie SA	17,748	560,298
*Bank Millennium SA	247,309	438,591
Bank Pekao SA	163,030	10,641,315
*Bank Przemyslowo Handlowy BPH SA	2,029	43,131
Bank Zackodni WBK SA	35,352	2,613,027
*BRE Bank SA	6,551	661,177
Browary Zywiec SA	13,634	2,685,009
Cyfrowy Polsat SA	10,560	51,877
*Getin Holdings SA	155,860	584,348
*Grupa Lotos SA	16,547	175,756
*ING Bank Slaski SA	1,541	469,320
KGHM Polska Miedz SA	61,000	2,739,490
*Kredyt Bank SA	73,612	386,966
*Mondi Packaging Paper Swiecie SA	12,683	348,977
PBG SA	2,049	155,965
*Polski Koncern Naftowy Orlen SA	267,237	3,768,063
Polskie Gornictwo Naftowe I Gazownictwo SA	718,661	932,945
*Powszechna Kasa Oszczednosci Bank Polski SA	267,637	4,222,504
Telekomunikacja Polska SA	1,025,852	6,532,281
TVN SA	91,082	572,903

TOTAL POLAND		39,187,798

RUSSIA — (4.0%)
*Evraz Group SA GDR.	74,992	2,275,106
Gazprom OAO Sponsored ADR	1,743,505	38,174,119
Gazpromneft JSC Sponsored ADR	47,396	920,670
Lukoil OAO Sponsored ADR.	354,178	19,750,701
Magnitogorsk Iron & Steel Works Sponsored GDR	111,820	1,395,299
MMC Norilsk Nickel JSC ADR	597,703	11,123,431
Novolipetsk Steel OJSC GDR.	83,762	2,859,347
Novorossiysk Sea Trade Port GDR.	12,856	115,024
*Polymetal GDR	64,567	1,020,308

35

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
RUSSIA — (Continued)
*Rosneft Oil Co. GDR	1,184,101	$8,239,134
*RusHydro Sponsored ADR	773,445	3,997,220
*Severstal OAO GDR	106,027	1,427,437
Surgutneftegas Sponsonsored ADR	544,495	5,331,830
Tatneft Sponsored ADR	29,354	924,302
*TMK OAO GDR	43,610	856,760
Uralkali Sponsored GDR	111,980	2,767,025
*VimpelCom, Ltd. Sponsored ADR	10,000	153,300
VTB Bank OJSC GDR	582,346	3,849,655
*X5 Retail Group NV GDR	59,942	2,515,087

TOTAL RUSSIA		107,695,755

SOUTH AFRICA — (7.9%)
ABSA Group, Ltd.	362,514	7,022,910
Adcock Ingram Holdings, Ltd.	1,836	17,018
African Bank Investments, Ltd.	318,206	1,630,927
African Rainbow Minerals, Ltd.	170,896	4,324,689
*Anglo American Platinum Corp., Ltd.	86,386	8,242,335
#AngloGold Ashanti, Ltd. Sponsored ADR	197,922	9,324,105
ArcelorMittal South Africa, Ltd.	265,133	3,042,007
*Aspen Pharmacare Holdings, Ltd.	72,465	965,336
Bidvest Group, Ltd.	182,111	3,878,812
Data Tec, Ltd.	6,420	31,888
Discovery Holdings, Ltd.	391,199	2,203,542
Exxaro Resources, Ltd.	83,898	1,578,461
FirstRand, Ltd.	1,540,707	4,516,980
Freeworld Coatings, Ltd.	88,329	128,011
Gold Fields, Ltd. Sponsored ADR	425,086	6,703,606
Harmony Gold Mining Co., Ltd.	255,844	2,938,075
#Harmony Gold Mining Co., Ltd. Sponsored ADR	331,569	3,826,306
Impala Platinum Holdings, Ltd.	478,692	13,514,497
Imperial Holdings, Ltd.	9,026	147,498
Investec, Ltd.	118,615	975,521
Kumba Iron Ore, Ltd.	15,092	856,798
Liberty Holdings, Ltd.	163,900	1,752,525
Massmart Holdings, Ltd.	83,456	1,699,423
Mondi, Ltd.	32,757	272,435
Mr. Price Group, Ltd.	37,628	339,987
MTN Group, Ltd.	1,659,950	29,395,910
Naspers, Ltd. Series N	324,237	16,882,139
Nedbank Group, Ltd.	55,383	1,034,275
Network Healthcare Holdings, Ltd.	251,159	522,483
Pick’n Pay Stores, Ltd.	288,558	1,898,360
Pretoria Portland Cement Co., Ltd.	753,899	3,590,056
#PSG Group, Ltd.	164,207	835,901
Sanlam, Ltd.	961,639	3,600,520
#Sasol, Ltd. Sponsored ADR	920,291	41,643,168
Shoprite Holdings, Ltd.	596,920	8,440,689
Standard Bank Group, Ltd.	861,864	12,676,857
Steinhoff International Holdings, Ltd.	722,272	2,266,281
*Super Group, Ltd.	2,619,768	223,978
Telkom South Africa, Ltd.	374,552	1,935,150
Tiger Brands, Ltd.	79,054	2,119,200
Truworths International, Ltd.	186,043	1,834,088
Vodacom Group, Ltd.	521,362	5,008,342
Woolworths Holdings, Ltd.	130,252	510,354

TOTAL SOUTH AFRICA.		214,351,443

SOUTH KOREA — (12.0%)
Amorepacific Corp.	3,527	3,263,178
#Cheil Industrial, Inc.	20,690	1,740,051

36

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
SOUTH KOREA — (Continued)
#Daewoo Engineering & Construction Co., Ltd.	161,378	$1,512,554
#Daewoo International Corp.	48,663	1,517,389
Daewoo Securities Co., Ltd.	103,195	2,243,609
*Daewoo Shipbuilding & Marine Engineering Co., Ltd.	135,170	3,597,467
Doosan Heavy Industries & Construction Co., Ltd.	14,950	1,178,291
*Doosan Infracore Co., Ltd.	82,000	2,029,201
Glovis Co., Ltd.	6,360	901,786
GS Engineering & Construction Corp.	27,320	2,321,724
GS Holdings Corp.	42,945	2,254,590
Hana Financial Group, Inc.	112,261	3,189,988
#Hankook Tire Manufacturing Co., Ltd.	84,420	2,198,880
Hite Brewery Co., Ltd.	671	74,825
#*Hynix Semiconductor, Inc.	163,310	3,363,376
Hyundai Department Store Co., Ltd.	979	108,495
*Hyundai Development Co.	12,558	353,186
#Hyundai Heavy Industries Co., Ltd.	47,395	15,460,234
#Hyundai Merchant Marine Co., Ltd.	24,600	870,635
Hyundai Mobis	53,070	13,216,066
Hyundai Motor Co., Ltd.	95,919	14,520,680
Hyundai Steel Co.	58,560	5,686,192
Industrial Bank of Korea, Ltd.	78,210	1,123,802
Kangwon Land, Inc.	134,910	3,177,062
KB Financial Group, Inc.	139,085	6,192,774
KCC Corp.	6,489	2,151,809
Kia Motors Corp.	225,130	9,007,785
*Korea Electric Power Corp.	295,290	7,772,156
Korea Exchange Bank	200,200	2,386,496
Korea Gas Corp.	33,003	1,352,147
KT Corp.	164,040	6,463,188
KT&G Corp.	103,590	6,368,452
#LG Chemical, Ltd.	32,392	10,023,148
LG Corp.	122,942	8,795,477
LG Display Co., Ltd. ADR	128,466	2,210,900
#*LG Electronics, Inc.	88,910	7,829,137
#LG Household & Healthcare Co., Ltd.	5,120	1,710,478
LS Industrial Systems Co., Ltd.	1,000	80,274
#NCsoft Corp.	4,529	997,644
OCI Co., Ltd.	780	229,727
#POSCO	46,060	19,010,253
Samsung Card Co., Ltd.	23,720	1,135,103
Samsung Corp.	100,930	5,927,363
#Samsung Electro-Mechanics Co., Ltd.	37,767	4,149,006
Samsung Electronics Co., Ltd.	97,139	64,444,531
Samsung Electronics Co., Ltd. GDR	49,372	16,479,096
Samsung Engineering Co., Ltd.	6,628	1,059,239
Samsung Fire & Marine Insurance, Ltd.	35,022	6,006,021
Samsung Heavy Industries Co., Ltd.	126,000	3,540,789
Samsung SDI Co., Ltd.	20,352	2,795,515
Samsung Securities Co., Ltd.	33,780	1,934,812
#Samsung Techwin Co., Ltd.	7,702	720,016
Shinhan Financial Group Co., Ltd.	218,686	8,471,941
Shinhan Financial Group Co., Ltd. ADR	16,770	1,304,203
Shinsegae Co., Ltd.	12,596	6,385,555
SK Co., Ltd.	21,194	2,208,364
SK Energy Co., Ltd.	51,889	6,982,563
SK Telecom Co., Ltd.	49,971	7,605,864
S-Oil Corp.	47,310	2,921,026
STX Pan Ocean Co., Ltd.	30,480	324,603
Woongjin Coway Co., Ltd.	13,260	481,177

TOTAL SOUTH KOREA		323,361,893

37

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
TAIWAN — (10.8%)
#Acer, Inc.	2,805,040	$8,168,584
#Advanced Semiconductor Engineering, Inc.	3,289,702	2,862,674
Advantech Co., Ltd.	132,000	360,413
#Asia Cement Corp.	2,513,316	2,589,050
#Asustek Computer, Inc.	445,230	3,613,006
*AU Optronics Corp.	1,332,873	1,329,796
*AU Optronics Corp. Sponsored ADR	353,406	3,544,662
#Catcher Technology Co., Ltd.	302,429	805,407
Cathay Financial Holdings Co., Ltd.	3,891,738	5,948,773
#Chang Hwa Commercial Bank	2,229,000	1,472,826
#Cheng Shin Rubber Industry Co., Ltd.	1,348,486	3,005,740
Chicony Electronics Co., Ltd.	232,436	511,848
*Chimei Innolux Corp.	3,192,818	4,284,446
*China Airlines, Ltd.	1,086,000	846,919
China Development Financial Holding Corp.	4,762,150	1,415,336
China Life Insurance Co., Ltd.	671,420	544,841
China Steel Corp.	9,036,342	9,152,632
Chinatrust Financial Holdings Co., Ltd.	3,493,931	2,181,221
Chunghwa Telecom Co., Ltd. ADR	245,647	5,748,140
*Chungwa Picture Tubes Co., Ltd.	2,091,415	315,748
Clevo Co.	258,643	569,658
#Compal Electronics, Inc.	3,781,541	4,824,575
Delta Electronics, Inc.	1,812,366	7,487,315
E.Sun Financial Holding Co., Ltd.	1,957,668	1,005,506
#Epistar Corp.	396,000	1,267,353
*Eva Airways Corp.	856,000	865,152
*Evergreen Marine Corp., Ltd.	751,869	626,614
#Everlight Electronics Co., Ltd.	163,942	453,569
Far Eastern Department Stores Co., Ltd.	390,525	484,694
#Far Eastern New Century Corp.	4,246,987	6,108,363
Far EasTone Telecommunications Co., Ltd.	815,000	1,173,701
#Farglory Land Development Co., Ltd.	134,229	333,088
First Financial Holding Co., Ltd.	5,340,838	3,522,457
Formosa Chemicals & Fiber Co., Ltd.	4,232,445	12,103,668
Formosa Plastics Corp.	5,051,648	14,473,970
Formosa Taffeta Co., Ltd.	605,000	550,193
#Foxconn Technology Co., Ltd.	780,661	2,434,815
Fubon Financial Holding Co., Ltd.	6,236,758	7,629,915
Giant Manufacture Co., Ltd.	86,506	339,743
#*HannStar Display Corp.	1,381,000	276,139
#Highwealth Construction Corp.	213,000	380,379
Hon Hai Precision Industry Co., Ltd.	5,190,997	19,632,544
Hotai Motor Co., Ltd.	387,000	1,126,012
#HTC Corp.	553,558	12,553,253
Hua Nan Financial Holding Co., Ltd.	5,681,066	3,745,086
#*Inotera Memories, Inc.	674,976	330,763
Inventec Corp.	1,819,358	956,769
Kinsus Interconnect Technology Corp.	120,000	326,552
Largan Precision Co., Ltd.	52,860	1,049,039
Lite-On Technology Corp.	1,210,798	1,599,330
#Macronix International Co., Ltd.	2,074,825	1,275,917
#Media Tek, Inc.	736,995	9,271,650
Mega Financial Holding Co., Ltd.	4,782,000	3,315,348
Nan Ya Plastic Corp.	6,817,564	15,144,810
#Nan Ya Printed Circuit Board Corp.	200,940	820,722
#*Nanya Technology Corp.	185,000	110,686
#Novatek Microelectronics Corp, Ltd.	276,000	804,728
*Pegatron Corp.	1,198,345	1,622,109
Polaris Securities Co., Ltd.	465,000	258,252
Pou Chen Corp.	2,047,487	1,940,216
Powertech Technology, Inc.	339,836	1,123,128

38

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
TAIWAN — (Continued)
#President Chain Store Corp.	834,831	$3,311,242
*Qisda Corp.	728,000	507,995
#Realtek Semiconductor Corp.	223,210	529,255
#Richtek Technology Corp.	74,550	586,024
Ruentex Development Co., Ltd.	251,000	415,384
#Ruentex Industries, Ltd.	239,000	683,146
*Shin Kong Financial Holding Co., Ltd.	2,815,657	1,035,282
#Siliconware Precision Industries Co.	2,347,324	2,581,701
SinoPac Holdings Co., Ltd.	3,524,000	1,327,783
#Synnex Technology International Corp.	1,019,756	2,497,594
*Taishin Financial Holdings Co., Ltd.	2,099,122	918,099
*Taiwan Business Bank	826,800	275,300
Taiwan Cement Corp.	2,415,895	2,568,825
Taiwan Cooperative Bank	3,297,397	2,355,231
Taiwan Fertilizer Co., Ltd.	421,000	1,435,503
Taiwan Glass Industrial Corp.	1,310,476	1,584,985
Taiwan Mobile Co., Ltd.	47,000	104,776
#Taiwan Semiconductor Manufacturing Co., Ltd.	22,386,808	46,056,661
#*Tatung Co., Ltd.	619,000	145,899
Transcend Information, Inc.	131,181	325,915
#Tripod Technology Corp.	217,000	832,626
Tung Ho Steel Enterprise Corp.	7,000	6,545
U-Ming Marine Transport Corp.	648,860	1,335,962
Unimicron Technology Corp.	769,896	1,307,270
Uni-President Enterprises Corp.	3,845,980	4,998,171
United Microelectronics Corp.	7,733,000	3,709,399
*Walsin Lihwa Corp.	1,287,000	770,860
*Wan Hai Lines Co., Ltd.	202,000	148,239
#*Wintek Corp.	528,000	890,119
Wistron Corp.	1,314,716	2,704,886
#WPG Holdings Co., Ltd.	461,349	857,780
*Yang Ming Marine Transport Corp.	748,000	569,206
#Young Fast Optoelectronics Co., Ltd.	50,295	592,189
Yuanta Financial Holding Co., Ltd.	3,090,885	1,941,045
Yulon Motor Co., Ltd.	310,000	607,169

TOTAL TAIWAN		293,137,909

THAILAND — (1.9%)
Advance Info Service PCL (Foreign)	1,464,700	4,397,031
Bangkok Bank PCL (Foreign)	329,000	1,695,480
Bangkok Bank PCL (Foreign) NVDR.	286,400	1,423,402
Bangkok Dusit Medical Services PCL (Foreign)	82,900	111,298
Bank of Ayudhya PCL (Foreign)	2,590,200	2,082,182
Banpu PCL (Foreign)	115,100	2,994,596
BEC World PCL (Foreign)	1,032,600	1,145,228
C.P. ALL PCL (Foreign)	2,198,700	3,263,581
Charoen Pokphand Foods PCL (Foreign)	3,734,900	2,902,707
Delta Electronics (Thailand) PCL (Foreign)	167,810	177,717
Glow Energy PCL (Foreign)	119,000	197,473
IRPC PCL (Foreign)	4,240,300	599,696
Kasikornbank PCL (Foreign)	1,612,200	6,775,757
Krung Thai Bank PCL (Foreign)	4,726,870	2,664,580
Land & Houses PCL (Foreign) NVDR	790,000	184,456
PTT Aromatics & Refining PCL (Foreign)	1,287,137	1,277,262
PTT Chemical PCL (Foreign)	517,460	2,433,684
PTT Exploration & Production PCL (Foreign)	592,000	3,376,651
PTT PCL (Foreign)	649,900	6,568,369
Ratchaburi Electricity Generating Holding PCL (Foreign)	864,300	1,052,267
Siam Cement PCL (Foreign) (The)	117,100	1,285,053
Siam Cement PCL (Foreign) NVDR (The)	41,600	438,479
Siam City Cement PCL (Foreign)	123,813	953,996

39

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
THAILAND — (Continued)
Siam Commercial Bank PCL (Foreign)	1,001,366	$3,423,616
Siam Makro PCL (Foreign)	42,900	194,610
Thai Oil PCL (Foreign)	196,000	346,498
*TMB Bank PCL (Foreign)	3,780,000	284,950

TOTAL THAILAND		52,250,619

TURKEY — (2.4%)
Akbank T.A.S.	1,429,079	8,858,638
Anadolu Efes Biracilik ve Malt Sanayi A.S.	298,953	4,712,972
Asya Katilim Bankasi A.S.	151,578	386,226
BIM BirlesikMagazalar A.S.	35,088	1,204,296
*Dogan Sirketler Grubu Holdings A.S.	399,572	286,034
*Dogan Yayin Holding A.S.	3	3
Enka Insaat ve Sanayi A.S.	373,689	1,686,705
*Eregli Demir ve Celik Fabrikalari Turk A.S.	581,062	2,149,895
Ford Otomotiv Sanayi A.S.	114,792	1,006,121
Koc Holding A.S. Series B	775,171	3,648,873
Tupras Turkiye Petrol Rafinerileri A.S.	172,862	4,595,995
*Turk Hava Yollari A.S.	150,171	616,429
Turkcell Iletisim Hizmetleri A.S.	240,093	1,718,123
Turkiye Garanti Bankasi A.S.	2,842,585	17,159,207
Turkiye Halk Bankasi A.S.	139,950	1,390,208
Turkiye Is Bankasi A.S.	2,088,220	9,246,296
Turkiye Vakiflar Bankasi T.A.O.	385,861	1,224,849
*Yapi ve Kredi Bankasi A.S.	1,249,137	4,711,526

TOTAL TURKEY		64,602,396

TOTAL COMMON STOCKS		2,289,520,662

PREFERRED STOCKS — (8.7%)
BRAZIL — (8.7%)
*AES Tiete SA	7,400	102,711
Banco Bradesco SA	1,584,132	32,459,659
*Brasil Telecom SA	436,993	3,210,047
*Brasil Telecom SA ADR	14,349	316,395
Cia Brasileira de Distribuicao Grupo Pao de Acucar SA Sponsored ADR Series A	70,200	2,780,622
Cia de Bebidas das Americas SA	83	11,375
Cia de Bebidas das Americas SA Preferred ADR	151,600	21,108,784
*Cia de Transmissao de Energia Electrica Paulista Series A	2,300	71,206
Cia Energetica de Minas Gerais SA	450,721	7,899,480
Empresa Nasional de Comercio Redito e Participacoes SA	480	4,727
Gerdau SA	756,268	9,714,105
Itau Unibanco Holding SA	1,765,755	42,682,192
#Itau Unibanco Holding SA ADR	271,346	6,664,258
Lojas Americanas SA	16,500	176,519
Petroleo Brasilerio SA ADR	1,376,550	42,934,594
Tele Norte Leste Participacoes SA	180,034	2,756,152
Tele Norte Leste Participacoes SA ADR	127,600	1,957,384
Telecomunicacoes de Sao Paulo SA	96,700	2,316,978
*Telemar Norte Leste SA	33,612	952,831
Ultrapar Participacoes SA Sponsored ADR	63,577	3,944,953
Usinas Siderurgicas de Minas Gerais SA Series A	387,924	4,864,165
Vale SA Series A	1,412,691	39,672,996
*Vale SA Series B	81,160	—
Vale SA Sponsored ADR	166,500	4,783,545
Vivo Participacoes SA	134,958	3,865,468

TOTAL BRAZIL		235,251,146

TOTAL PREFERRED STOCKS		235,251,146

RIGHTS/WARRANTS — (0.0%)
CHINA — (0.0%)
#*HKC Holdings, Ltd. Warrants 06/09/11	240,163	1,797

40

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
CHINA — (Continued)
#*Hong Kong Energy Holdings, Ltd. Warrants 06/09/11	14,555	$135

TOTAL CHINA		1,932

TAIWAN — (0.0%)
*Shin Kong Financial Holding Co., Ltd. Rights 11/25/10	161,687	6,600
TOTAL RIGHTS/WARRANTS		8,532

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.6%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $13,610,000 FHLMC 5.00%, 10/15/19, valued at $15,396,313) to be repurchased at $15,165,240	$15,165	15,165,000

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (6.0%)
§@DFA Short Term Investment Fund	162,574,034	162,574,034
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $906,014)## to be repurchased at $888,265	$888	888,249

TOTAL SECURITIES LENDING COLLATERAL		163,462,283

TOTAL INVESTMENTS — (100.0%) (Cost $1,331,491,186)		$2,703,407,623

41

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value†
COMMON STOCKS — (95.5%)
Consumer Discretionary — (19.1%)
*AC Moore Arts & Crafts, Inc.	22,055	$49,624
Acme United Corp.	1,030	10,094
*Aldila, Inc.	6,471	27,502
*Alloy, Inc.	19,256	187,746
American Greetings Corp. Class A	62,335	1,207,429
#*Arctic Cat, Inc.	21,666	288,374
*Ascent Media Corp.	3,246	88,421
*Audiovox Corp. Class A	28,322	183,527
#*AutoNation, Inc.	285,676	6,633,397
*Ballantyne Strong, Inc.	9,932	83,627
#Barnes & Noble, Inc.	39,682	594,436
*Beasley Broadcast Group, Inc.	9,802	42,835
#*Beazer Homes USA, Inc.	36,700	149,002
bebe stores, inc.	18,570	121,819
*Benihana, Inc.	3,200	26,800
#*Biglari Holdings, Inc.	2,962	987,501
*Bluegreen Corp.	16,973	54,823
Blyth, Inc.	5,625	225,675
Bob Evans Farms, Inc.	52,387	1,503,507
Books-A-Million, Inc.	23,071	146,501
#*Boyd Gaming Corp.	20,700	172,017
*Brookfield Homes Corp.	38,342	319,772
Brown Shoe Co., Inc.	74,175	871,556
Brunswick Corp.	25,121	397,414
*Build-A-Bear-Workshop, Inc.	30,090	211,533
#*Cabela’s, Inc.	109,175	2,024,104
*Cache, Inc.	18,809	93,857
*California Coastal Communities, Inc.	809	615
Callaway Golf Co.	112,370	773,106
*Cambium Learning Group, Inc.	37,138	114,756
*Canterbury Park Holding Corp.	2,755	23,046
*Carmike Cinemas, Inc.	887	7,105
*Carnival Corp.	695,842	30,039,499
*Carriage Services, Inc.	19,056	100,044
#*Cavco Industries, Inc.	7,337	232,510
CBS Corp.	24,952	424,184
CBS Corp. Class B	955,791	16,181,542
#*Charming Shoppes, Inc.	112,182	391,515
Chico’s FAS, Inc.	36,233	352,185
Christopher & Banks Corp.	62,531	372,685
#Churchill Downs, Inc.	3,496	126,660
Cinemark Holdings, Inc.	16,800	294,840
*Coast Distribution System, Inc.	547	2,073
#*Collective Brands, Inc.	59,190	907,383
*Comcast Corp. Class A	3,570,978	73,490,727
Comcast Corp. Special Class A	1,432,185	27,684,136
#*Conn’s, Inc.	6,356	27,966
*Core-Mark Holding Co., Inc.	24,059	793,947
*Craftmade International, Inc.	2,799	15,506
CSS Industries, Inc.	14,328	239,707
*Culp, Inc.	15,574	157,920
*Cybex International, Inc.	29,933	43,553
*dELiA*s, Inc.	22,143	36,093
*Delta Apparel, Inc.	7,832	101,189
#*Destination Maternity Corp.	11,225	410,049
Dillard’s, Inc.	120,300	3,068,853
*DineEquity, Inc.	28,720	1,276,604
#*Discovery Communications, Inc. Class A	115,229	5,140,366

42

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
*Discovery Communications, Inc. Class B	3,937	$177,382
*Discovery Communications, Inc. Class C	162,790	6,326,019
*Dixie Group, Inc.	11,800	42,834
*Dorman Products, Inc.	14,657	534,834
*Dover Motorsports, Inc.	15,200	25,688
*DR Horton, Inc.	181,125	1,890,945
#*Dress Barn, Inc. (The)	169	3,877
#*Drew Industries, Inc.	1,746	36,788
*Duckwall-ALCO Stores, Inc.	700	9,009
Educational Development Corp.	1,700	11,067
Ethan Allen Interiors, Inc.	20,500	310,985
#*Exide Technologies.	12,623	74,349
*Federal-Mogul Corp.	40,785	808,767
Finish Line, Inc. Class A	73,309	1,121,628
*Fisher Communications, Inc.	10,146	185,469
*Flanigan’s Enterprises, Inc.	865	5,943
Flexsteel Industries, Inc.	2,068	31,268
Foot Locker, Inc.	219,549	3,497,416
*Fortune Brands, Inc.	149,626	8,087,285
Fred’s, Inc.	45,030	539,459
Frisch’s Restaurants, Inc.	600	13,260
*Full House Resorts, Inc.	700	2,450
*Furniture Brands International, Inc.	67,664	338,997
*GameTech International, Inc.	2,360	683
Gaming Partners International Corp.	500	2,700
Gannett Co., Inc.	12,478	147,864
#*Gaylord Entertainment Co.	45,753	1,525,405
*Genesco, Inc.	35,745	1,171,006
*G-III Apparel Group, Ltd.	14,736	389,030
*Gray Television, Inc.	5,550	10,822
*Great Wolf Resorts, Inc.	37,142	87,655
#*Group 1 Automotive, Inc.	57,936	2,042,823
*Hallwood Group, Inc.	296	9,824
*Hastings Entertainment, Inc.	1,572	10,438
Haverty Furniture Cos., Inc.	38,589	412,516
*Heelys, Inc.	19,403	52,000
*Helen of Troy, Ltd.	64,389	1,651,578
*Hollywood Media Corp.	28,505	36,201
Hooker Furniture Corp.	13,559	143,319
Hot Topic, Inc.	18,261	104,636
*HSN, Inc.	22,632	677,602
*Iconix Brand Group, Inc.	95,618	1,673,315
#*Isle of Capri Casinos, Inc.	15,000	120,600
*J. Alexander’s Corp.	9,196	40,830
#*J.C. Penney Co., Inc.	208,599	6,504,117
#*JAKKS Pacific, Inc.	15,024	283,202
Jarden Corp.	108,050	3,464,083
*Jo-Ann Stores, Inc.	15,793	683,047
*Johnson Outdoors, Inc. Class A	18,189	259,739
Jones Group, Inc. (The)	106,821	1,544,632
*Kenneth Cole Productions, Inc. Class A	10,572	142,193
*Kid Brands, Inc.	23,676	231,078
*Kona Grill, Inc.	300	1,005
KSW, Inc.	446	1,414
*K-Swiss, Inc. Class A	10,751	130,732
Lacrosse Footwear, Inc.	495	7,143
*Lakeland Industries, Inc.	11,757	114,513
*Lakes Entertainment, Inc.	15,730	36,808
*Lazare Kaplan International, Inc.	12,780	25,560
#*Lennar Corp. Class A	224,100	3,251,691
#*Liberty Global, Inc. Class A	1,678	63,412

43

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
#*Liberty Global, Inc. Class C	49,545	$1,793,034
*Liberty Media Corp. Capital Class A	217,289	12,502,809
*Liberty Media Corp. Capital Class B	6,066	349,402
*Liberty Media Corp. Interactive Class A	882,463	13,025,154
*Liberty Media Corp. Interactive Class B	35,706	533,091
*Liberty Media-Starz Corp. Series B.	1,766	116,556
#*Life Time Fitness, Inc.	27,800	1,004,414
*Lifetime Brands, Inc.	17,158	220,309
Lithia Motors, Inc.	39,056	425,710
#*Live Nation Entertainment, Inc.	147,097	1,395,951
*Liz Claiborne, Inc.	241	1,475
#*Luby’s, Inc.	42,423	215,085
*M/I Homes, Inc.	37,930	401,299
Mac-Gray Corp.	13,366	162,397
Macy’s, Inc.	137,939	3,260,878
Marcus Corp.	25,596	328,141
*MarineMax, Inc.	25,977	194,308
*McCormick & Schmick’s Seafood Restaurants, Inc.	15,712	140,308
#*Media General, Inc.	29,681	163,542
Men’s Wearhouse, Inc. (The)	82,560	2,017,766
#*Meredith Corp.	14,936	507,077
*Meritage Homes Corp.	28,156	515,536
*Modine Manufacturing Co.	12,724	172,028
*Mohawk Industries, Inc.	98,740	5,661,752
*Morton’s Restaurant Group, Inc.	15,422	86,363
*Movado Group, Inc.	30,500	342,820
*MTR Gaming Group, Inc.	24,135	46,581
*Multimedia Games, Inc.	34,039	133,433
*Nautilus, Inc.	23,965	35,468
*New Frontier Media, Inc.	20,483	35,640
*New York & Co., Inc.	37,502	117,006
*News Corp. Class A	2,360,850	34,137,891
News Corp. Class B	937,272	15,071,334
#*O’Charley’s, Inc.	17,132	128,490
#*Orient-Express Hotels, Ltd.	81,098	1,026,701
*Outdoor Channel Holdings, Inc.	39,378	207,916
*Palm Harbor Homes, Inc.	1,673	2,158
#*Penske Automotive Group, Inc.	59,294	797,504
Pep Boys - Manny, Moe & Jack (The)	81,600	953,904
*Perry Ellis International, Inc.	28,161	633,059
Phillips-Van Heusen Corp.	31,964	1,960,672
*Pinnacle Entertainment, Inc.	94,530	1,209,984
#*Pulte Group, Inc.	73,084	573,709
#*Radio One, Inc.	16,433	19,062
*RC2 Corp.	14,819	312,681
*Red Lion Hotels Corp.	20,734	163,177
#*Red Robin Gourmet Burgers, Inc.	41,775	848,032
Regis Corp.	57,983	1,185,752
Rent-A-Center, Inc.	76,435	1,921,576
*Retail Ventures, Inc.	69,367	942,698
*Rick’s Cabaret International, Inc.	9,575	72,674
*Rocky Brands, Inc.	10,329	94,717
#*Royal Caribbean Cruises, Ltd.	322,500	12,751,650
*Ruby Tuesday, Inc.	68,262	825,970
*Saga Communications, Inc.	6,520	132,943
#*Saks, Inc.	79,902	890,108
*Salem Communications Corp.	5,831	18,718
Scholastic Corp.	38,300	1,127,935
#*Sears Holdings Corp.	130,528	9,395,405
Service Corp. International	277,569	2,298,271
*Shiloh Industries, Inc.	25,710	259,157

44

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
*Shoe Carnival, Inc.	31,193	$714,320
*Sinclair Broadcast Group, Inc. Class A	76,006	607,288
#*Skechers U.S.A., Inc. Class A	49,610	964,418
Skyline Corp.	5,123	91,343
Spartan Motors, Inc.	16,427	83,449
Speedway Motorsports, Inc.	66,513	1,017,649
*Sport Chalet, Inc. Class A	875	1,829
*Sport Chalet, Inc. Class B	299	706
Stage Stores, Inc.	60,550	807,132
Standard Motor Products, Inc.	28,160	299,341
#*Standard Pacific Corp.	92,789	336,824
*Stanley Furniture, Inc.	12,364	47,725
*Steinway Musical Instruments, Inc.	12,347	210,022
Stewart Enterprises, Inc.	85,569	475,764
*Stoneridge, Inc.	107	1,177
*Strattec Security Corp.	5,556	170,069
Superior Industries International, Inc.	40,100	719,795
*Syms Corp.	5,500	40,095
#Systemax, Inc.	7,773	100,660
*Tandy Brands Accessories, Inc.	10,432	34,217
Tandy Leather Factory, Inc.	500	2,250
*Timberland Co. Class A	3,300	69,234
*Time Warner Cable, Inc.	693,942	40,158,424
*Time Warner, Inc.	1,534,860	49,898,299
*Toll Brothers, Inc.	203,299	3,647,184
*Trans World Entertainment Corp.	5,781	10,521
*TRW Automotive Holdings Corp.	153,112	6,995,687
#*Tuesday Morning Corp.	60,500	289,795
*Unifi, Inc.	163,482	773,270
*Vail Resorts, Inc.	19,870	805,927
Walt Disney Co. (The)	1,066,209	38,500,807
*Washington Post Co.	5,780	2,324,427
#*West Marine, Inc.	26,563	260,583
*Whirlpool Corp.	85,201	6,460,792
Williams-Sonoma, Inc.	11,805	382,128
*Wyndham Worldwide Corp.	262,116	7,535,835

Total Consumer Discretionary.		531,372,359

Consumer Staples — (7.0%)
Andersons, Inc. (The)	9,900	389,763
*Archer-Daniels-Midland Co.	759,376	25,302,408
B&G Foods, Inc.	53,573	656,269
Bunge, Ltd.	118,968	7,146,408
*Cagle’s, Inc. Class A	955	5,539
CCA Industries, Inc.	8,323	37,037
*Central European Distribution Corp.	57,775	1,442,642
*Central Garden & Pet Co.	37,832	391,561
*Central Garden & Pet Co. Class A	48,053	502,154
#*Chiquita Brands International, Inc.	70,190	931,421
*Constellation Brands, Inc. Class A	249,042	4,913,599
*Constellation Brands, Inc. Class B	12,715	251,121
Corn Products International, Inc.	62,117	2,643,078
*Craft Brewers Alliance, Inc.	2,546	16,600
*CVS Caremark Corp.	1,510,745	45,503,639
Del Monte Foods Co.	342,870	4,916,756
*Elizabeth Arden, Inc.	21,291	435,401
Farmer Brothers Co.	20,189	331,301
Griffin Land & Nurseries, Inc. Class A	1,500	36,900
*Hain Celestial Group, Inc.	63,205	1,563,060
*Harbinger Group, Inc.	3,064	15,810
*HQ Sustainable Maritime Industries, Inc.	10,070	33,332

45

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Consumer Staples — (Continued)
#Imperial Sugar Co.	10,122	$128,549
Ingles Markets, Inc.	10,497	192,725
Inter Parfums, Inc.	3,525	61,652
*J.M. Smucker Co.	108,204	6,955,353
#*John B. Sanfilippo & Son, Inc.	9,100	122,122
Kraft Foods, Inc.	1,821,573	58,782,161
*Mannatech, Inc.	13,238	24,755
MGP Ingredients, Inc.	3,959	35,710
*Molson Coors Brewing Co.	190,750	9,009,122
Molson Coors Brewing Co. Class A	1,908	86,814
*Nutraceutical International Corp.	18,011	292,679
Oil-Dri Corp. of America	236	5,190
*Omega Protein Corp.	33,225	187,721
*Pantry, Inc.	21,483	417,844
*Parlux Fragrances, Inc.	556	1,446
*Physicians Formula Holdings, Inc.	947	3,390
*Prestige Brands Holdings, Inc.	112,017	1,204,183
*Ralcorp Holdings, Inc.	59,647	3,701,693
Safeway, Inc.	65,503	1,500,019
*Seneca Foods Corp. Class B	300	6,918
#*Smart Balance, Inc.	65,406	232,845
*Smithfield Foods, Inc.	185,173	3,101,648
Spartan Stores, Inc.	13,615	203,544
#*SUPERVALU, Inc.	191,716	2,068,616
*Susser Holdings Corp.	14,936	204,175
Tasty Baking Co.	7,784	49,195
*Tyson Foods, Inc. Class A	405,030	6,298,216
Universal Corp.	18,490	766,226
*Winn-Dixie Stores, Inc.	92,300	618,410

Total Consumer Staples		193,728,720

Energy — (14.5%)
Adams Resources & Energy, Inc.	6,758	132,457
*Allis-Chalmers Energy, Inc.	10,958	56,324
#Alon USA Energy, Inc.	38,492	218,250
*Anadarko Petroleum Corp.	845,068	52,030,837
*Apache Corp.	80,277	8,109,583
*Approach Resources, Inc.	7,782	120,232
#*ATP Oil & Gas Corp.	13,671	196,316
*Baker Hughes, Inc.	100,807	4,670,388
*Barnwell Industries, Inc.	5,190	15,362
*Basic Energy Services, Inc.	52,227	577,631
#Berry Petroleum Corp. Class A	54,457	1,862,974
#*Bill Barrett Corp.	23,138	873,459
*Bristow Group, Inc.	41,500	1,609,370
*Bronco Drilling Co., Inc.	14,784	62,388
*Cabot Oil & Gas Corp.	15,905	460,927
*Cal Dive International, Inc.	53,900	272,734
Chesapeake Energy Corp.	818,200	17,754,940
*Chevron Corp.	122,178	10,093,125
Cimarex Energy Co.	105,300	8,081,775
*Complete Production Services, Inc.	68,227	1,598,559
*ConocoPhillips	1,766,829	104,949,643
*CVR Energy, Inc.	14,280	135,946
Delek US Holdings, Inc.	66,641	489,811
Devon Energy Corp.	11,822	768,666
*Double Eagle Petroleum Co.	4,269	18,186
#*Exterran Holdings, Inc.	85,189	2,144,207
*Exxon Mobil Corp.	49,178	3,268,862
General Maritime Corp.	12,382	47,547
#*Geokinetics, Inc.	5,381	36,698

46

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Energy — (Continued)
*GeoMet, Inc.	8,744	$6,436
*GeoResources, Inc.	7,525	129,430
*Global Industries, Ltd.	15,300	88,587
*Gulfmark Offshore, Inc.	37,045	1,096,902
#*Harvest Natural Resources, Inc.	45,263	564,882
*Helix Energy Solutions Group, Inc.	93,310	1,184,104
*Helmerich & Payne, Inc.	106,356	4,549,910
#*Hercules Offshore, Inc.	7,100	16,756
Hess Corp.	378,130	23,833,534
*HKN, Inc.	15,681	57,706
#*Hornbeck Offshore Services, Inc.	16,700	371,408
#*International Coal Group, Inc.	121,496	682,808
#*Key Energy Services, Inc.	56,774	559,224
*Marathon Oil Corp.	867,037	30,840,506
*Mitcham Industries, Inc.	6,824	59,369
*Nabors Industries, Ltd.	276,982	5,788,924
National-Oilwell, Inc.	468,812	25,203,333
*Natural Gas Services Group, Inc.	17,452	274,869
*Newfield Exploration Co.	18,378	1,095,696
*Newpark Resources, Inc.	101,220	595,174
*Noble Energy, Inc.	128,034	10,432,210
*Oil States International, Inc.	43,285	2,212,729
Overseas Shipholding Group, Inc.	31,709	1,060,032
*Parker Drilling Co.	97,200	411,156
#*Patriot Coal Corp.	52,400	706,876
Patterson-UTI Energy, Inc.	120,725	2,343,272
*Petroleum Development Corp.	26,573	829,343
*PHI, Inc. Non-Voting	21,578	376,968
*PHI, Inc. Voting	1,099	18,254
*Pioneer Drilling Co.	67,927	418,430
Pioneer Natural Resources Co.	170,193	11,879,471
*Plains Exploration & Production Co.	162,430	4,526,924
*Pride International, Inc.	119,278	3,616,509
*QEP Resources, Inc.	44,578	1,472,411
*REX American Resources Corp.	4,050	67,190
*Rosetta Resources, Inc.	62,789	1,501,285
*Rowan Cos., Inc.	121,858	4,009,128
*Schlumberger, Ltd.	35,248	2,463,483
*SEACOR Holdings, Inc.	36,653	3,472,872
*Seahawk Drilling, Inc.	4,602	46,388
Southern Union Co.	—	—
#*Stone Energy Corp.	16,671	260,568
*Sunoco, Inc.	149,214	5,591,049
*Swift Energy Corp.	63,730	2,029,800
*T-3 Energy Services, Inc.	7,912	264,815
*Tesoro Petroleum Corp.	168,807	2,187,739
*Tetra Technologies, Inc.	36,718	358,368
*TGC Industries, Inc.	826	3,056
Tidewater, Inc.	49,304	2,274,394
*Union Drilling, Inc.	27,079	123,751
*Unit Corp.	57,000	2,236,110
#*USEC, Inc.	168,662	905,715
*Valero Energy Corp.	658,099	11,812,877
*Western Refining, Inc.	68,485	455,425
*Whiting Petroleum Corp.	69,755	7,006,192
*Willbros Group, Inc.	3,700	32,782

Total Energy		405,064,327

Financials — (21.0%)
1st Source Corp.	46,743	825,949
21st Century Holding Co.	16,867	60,047

47

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
Abington Bancorp, Inc.	62,892	$675,460
Access National Corp.	200	1,255
*Affirmative Insurance Holdings, Inc.	14,714	54,442
*Allegheny Corp.	9,274	2,786,652
#Alliance Bancorp, Inc. of Pennsylvania	500	3,720
*Allstate Corp. (The)	351,552	10,718,820
*Alterra Capital Holdings, Ltd.	6,534	131,987
*American Capital, Ltd.	422,803	2,951,165
#American Equity Investment Life Holding Co.	88,700	962,395
American Financial Group, Inc.	199,200	6,091,536
*American Independence Corp.	866	4,191
American National Insurance Co.	45,808	3,593,180
*American River Bankshares	634	3,671
*American Safety Insurance Holdings, Ltd.	15,049	279,460
*Ameris Bancorp	32,339	299,783
*AmeriServe Financial, Inc.	33,075	52,920
*Arch Capital Group, Ltd.	38,105	3,291,891
Argo Group International Holdings, Ltd.	38,796	1,345,833
Aspen Insurance Holdings, Ltd.	102,623	2,911,414
*Asset Acceptance Capital Corp.	5,628	32,530
Associated Banc-Corp.	212,033	2,686,458
#Assured Guaranty, Ltd.	122,989	2,342,940
Asta Funding, Inc.	8,397	69,107
*Atlantic Coast Federal Corp.	2,955	4,994
*Avatar Holdings, Inc.	21,050	383,952
Axis Capital Holdings, Ltd.	119,779	4,073,684
*B of I Holding, Inc.	12,329	158,551
Baldwin & Lyons, Inc.	300	6,855
Baldwin & Lyons, Inc. Class B	8,421	210,525
Bancorp Rhode Island, Inc.	14	407
*Bancorp, Inc.	14,041	105,167
#*BancTrust Financial Group, Inc.	34,553	100,895
Bank Mutual Corp.	59,648	287,503
*Bank of America Corp.	7,159,212	81,901,385
#*BankAtlantic Bancorp, Inc.	59,912	54,220
BankFinancial Corp.	42,139	385,572
Banner Corp.	13,022	21,617
BCB Bancorp, Inc.	2,200	19,206
Berkshire Hills Bancorp, Inc.	23,562	455,689
BlackRock, Inc.	9,400	1,607,306
Boston Private Financial Holdings, Inc.	82,355	470,247
*Cadence Financial Corp.	24,680	61,453
#Capital City Bank Group, Inc.	16,636	198,800
*Capital One Financial Corp.	571,140	21,286,388
Capital Southwest Corp.	7,289	704,336
CapitalSource, Inc.	125,238	765,204
#*Capitol Bancorp, Ltd.	1,453	1,656
Cardinal Financial Corp.	4,730	47,253
Carver Bancorp, Inc.	600	1,380
Cathay General Bancorp	67,312	915,443
*Center Financial Corp.	27,441	143,242
*Central Jersey Bancorp	6,349	47,427
*Centrue Financial Corp.	200	276
Century Bancorp, Inc. Class A	1,096	26,035
CFS Bancorp, Inc.	14,148	73,570
Chemical Financial Corp.	13,869	281,263
*Chicopee Bancorp, Inc.	1,000	11,850
Chubb Corp.	76,964	4,465,451
#Cincinnati Financial Corp.	196,782	5,793,262
*Citigroup, Inc.	9,322,022	38,872,832
*Citizens Community Bancorp, Inc.	10,355	44,268

48

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
Citizens South Banking Corp.	1,934	$8,994
CME Group, Inc.	82,877	24,005,323
#*CNA Financial Corp.	313,566	8,692,050
*CNA Surety Corp.	58,300	1,122,275
*CNO Financial Group, Inc.	60	326
#CoBiz Financial, Inc.	36,774	177,986
Codorus Valley Bancorp, Inc.	115	1,078
#*Colony Bankcorp, Inc.	200	776
Columbia Banking System, Inc.	26,498	482,529
Comerica, Inc.	32,280	1,154,978
Community Bank System, Inc.	700	16,359
*Community West Bancshares	400	1,360
*CompuCredit Holdings Corp.	56,681	319,114
*Crescent Financial Corp.	18,440	40,015
Delphi Financial Group, Inc. Class A.	25,835	699,353
*Discover Financial Services	70,848	1,250,467
Donegal Group, Inc. Class A	31,434	435,361
Donegal Group, Inc. Class B	300	5,400
Eastern Insurance Holdings, Inc.	23,326	259,618
Eastern Virginia Bankshares, Inc.	560	2,033
EMC Insurance Group, Inc.	20,429	431,869
#*Encore Bancshares, Inc.	7,574	58,396
*Encore Capital Group, Inc.	24,575	499,364
Endurance Specialty Holdings, Ltd.	76,288	3,158,323
Enterprise Bancorp, Inc.	194	2,229
Enterprise Financial Services Corp.	16,205	159,943
ESB Financial Corp.	892	12,836
ESSA Bancorp, Inc.	11,480	145,222
Evans Bancorp, Inc.	1,681	23,534
Everest Re Group, Ltd.	53,099	4,475,184
F.N.B. Corp.	104,933	891,930
Farmers Capital Bank Corp.	1,347	6,062
FBL Financial Group, Inc. Class A	35,719	934,409
Federal Agricultural Mortgage Corp.	10,709	126,045
Federal Agricultural Mortgage Corp. Class A.	177	1,898
Fidelity Bancorp, Inc.	400	2,310
Fidelity National Financial, Inc.	75,967	1,017,198
#*Fidelity Southern Corp.	6,517	44,775
Fifth Third Bancorp.	9,221	115,816
Financial Institutions, Inc.	4,728	85,340
*First Acceptance Corp.	39,006	72,551
First Bancorp	14,510	194,289
*First Bancshares, Inc. (318687100)	400	2,778
First Bancshares, Inc. (318916103)	300	2,667
#First Busey Corp.	23,133	107,337
First Business Financial Services, Inc.	482	4,940
First Citizens BancShares, Inc.	13,000	2,428,140
First Defiance Financial Corp.	10,257	114,263
#*First Federal Bancshares of Arkansas, Inc.	380	714
*First Federal of Northern Michigan Bancorp, Inc.	1,100	2,849
First Financial Holdings, Inc.	14,857	155,256
First Financial Northwest, Inc.	26,672	101,887
*First Financial Service Corp.	900	4,374
*First Franklin Corp.	205	2,909
#*First Horizon National Corp.	5,356	54,042
First M&F Corp.	100	400
First Merchants Corp.	32,030	266,490
First Mercury Financial Corp.	23,264	379,203
First Midwest Bancorp, Inc.	38,048	407,494
First Niagara Financial Group, Inc.	36,166	428,567
#First Pactrust Bancorp, Inc.	900	10,350

49

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
*First Place Financial Corp.	21,198	$70,165
First Security Group, Inc.	17,516	28,901
First South Bancorp, Inc.	2,686	26,967
#First United Corp.	400	1,676
*FirstCity Financial Corp.	5,872	49,618
Flagstone Reinsurance Holdings SA.	45,783	499,035
Flushing Financial Corp.	21,197	278,741
#*FNB United Corp.	20,714	10,357
#*Forest City Enterprises, Inc. Class A.	11,499	167,770
*FPIC Insurance Group, Inc.	12,323	436,481
Fulton Financial Corp.	30,200	282,068
German American Bancorp, Inc.	10,751	181,692
*Global Indemnity P.L.C.	10,164	171,568
Great Southern Bancorp, Inc.	5,250	118,072
#*Greene Bancshares, Inc.	25,269	97,538
GS Financial Corp.	400	4,056
*Guaranty Bancorp	84,499	138,578
*Guaranty Federal Bancshares, Inc.	1,684	8,235
*Hallmark Financial Services, Inc.	27,634	247,048
Hampden Bancorp, Inc.	5,886	59,978
Hanover Insurance Group, Inc.	90,443	4,092,546
*Harris & Harris Group, Inc.	162	676
*Hartford Financial Services Group, Inc.	478,387	11,471,720
HCC Insurance Holdings, Inc.	37,078	981,825
Heartland Financial USA, Inc.	6,669	103,036
*Heritage Commerce Corp.	24,571	92,387
*Heritage Financial Corp.	4,957	66,969
HF Financial Corp.	400	4,136
*Hilltop Holdings, Inc.	21,381	213,596
Hingham Institution for Savings	500	20,000
*HMN Financial, Inc.	3,996	12,068
Home Federal Bancorp, Inc.	16,312	196,396
HopFed Bancorp, Inc.	6,649	59,974
Horace Mann Educators Corp.	58,206	1,087,870
Horizon Bancorp	300	7,575
Huntington Bancshares, Inc.	325,935	1,848,051
Independence Holding Co.	22,770	192,634
Indiana Community Bancorp.	2,029	28,173
Infinity Property & Casualty Corp.	27,297	1,412,620
*Investment Technology Group, Inc.	1,600	22,784
Investors Title Co.	1,169	37,864
Jones Lang LaSalle, Inc.	18,654	1,456,131
*JPMorgan Chase & Co.	494,504	18,608,186
Kentucky First Federal Bancorp	2,800	26,460
*KeyCorp.	863,158	7,069,264
#Lakeland Bancorp, Inc.	14,065	130,383
Landmark Bancorp, Inc.	1,620	25,029
Legacy Bancorp, Inc.	21,709	166,291
*Legg Mason, Inc.	163,217	5,064,624
*Lincoln National Corp.	460,953	11,284,129
LNB Bancorp, Inc.	13,395	64,564
*Loews Corp.	680,172	26,853,191
*Louisiana Bancorp, Inc.	5,606	81,119
LSB Corp.	1,805	37,905
#*M&T Bank Corp.	52,565	3,929,234
#*Macatawa Bank Corp.	19,463	36,590
*Magyar Bancorp, Inc.	500	1,760
MainSource Financial Group, Inc.	48,066	397,506
*Marlin Business Services Corp.	15,164	184,546
*Marshall & Ilsley Corp.	470,172	2,778,717
MB Financial, Inc.	2,100	31,269

50

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
#*MBIA, Inc.	337,600	$3,784,496
#*MBT Financial Corp.	23,713	45,766
Meadowbrook Insurance Group, Inc.	106,876	922,340
Medallion Financial Corp.	25,389	203,874
#*Mercantile Bancorp, Inc.	163	292
Mercantile Bank Corp.	3,316	13,828
Mercer Insurance Group, Inc.	14,786	271,323
*Meridian Interstate Bancorp, Inc.	3,096	32,849
Meta Financial Group, Inc.	1,251	15,988
*MetLife, Inc.	1,000,002	40,330,081
*Metro Bancorp, Inc.	1,530	15,468
*MetroCorp Bancshares, Inc.	2,250	7,290
*MF Global Holdings, Ltd.	111,753	875,026
#*MGIC Investment Corp.	30,175	266,144
MicroFinancial, Inc.	5,900	23,836
MidWestOne Financial Group, Inc.	541	7,958
MutualFirst Financial, Inc.	2,300	18,607
#*National Financial Partners Corp.	27,512	379,666
National Penn Bancshares, Inc.	56,814	368,723
National Western Life Insurance Co. Class A	900	144,009
*Navigators Group, Inc. (The)	9,585	440,622
Nelnet, Inc. Class A	7,100	159,537
*New Century Bancorp, Inc.	600	2,382
New Hampshire Thrift Bancshares, Inc.	3,667	43,014
New Westfield Financial, Inc.	13,363	112,917
New York Community Bancorp, Inc.	2,400	40,632
NewAlliance Bancshares, Inc.	169,860	2,189,495
*NewBridge Bancorp.	6,172	24,379
*Newport Bancorp, Inc.	700	8,372
#*NewStar Financial, Inc.	52,589	400,202
*North Valley Bancorp.	4,538	7,578
Northeast Community Bancorp, Inc.	18,190	108,776
#Northfield Bancorp, Inc.	183	2,077
Northrim Bancorp, Inc.	6,379	108,762
NYMAGIC, Inc.	11,434	293,511
NYSE Euronext, Inc.	256,231	7,850,918
*Ocwen Financial Corp.	2,100	18,123
#*Old Republic International Corp.	357,183	4,714,816
#Old Second Bancorp, Inc.	13,150	25,906
OneBeacon Insurance Group, Ltd.	14,500	204,160
#*Pacific Mercantile Bancorp	16,756	52,949
*Pacific Premier Bancorp, Inc.	200	1,048
Parkvale Financial Corp.	102	816
PartnerRe, Ltd.	52,224	4,142,408
#*Patriot National Bancorp.	2,700	9,720
#*Penson Worldwide, Inc.	33,200	170,980
Peoples Bancorp of North Carolina.	300	1,530
Peoples Bancorp, Inc.	19,292	254,269
#*PHH Corp.	92,304	1,778,698
*PICO Holdings, Inc.	3,895	119,732
#*Pinnacle Financial Partners, Inc.	27,599	314,905
*PNC Financial Services Group, Inc.	153,526	8,275,051
Porter Bancorp, Inc.	1,654	18,359
*Preferred Bank.	9,798	16,853
Premier Financial Bancorp, Inc.	1,301	8,704
Presidential Life Corp.	29,727	284,487
#Princeton National Bancorp, Inc.	1,100	5,335
*ProAssurance Corp.	7,236	415,998
Prosperity Bancshares, Inc.	14,227	442,317
Protective Life Corp.	96,837	2,321,183
Provident Financial Holdings, Inc.	544	3,694

51

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
Provident Financial Services, Inc.	97,245	$1,229,177
Provident New York Bancorp	79,163	702,176
*Prudential Financial, Inc.	501,027	26,344,000
Pulaski Financial Corp.	5,450	38,695
Radian Group, Inc.	217,050	1,647,410
Regions Financial Corp.	1,304,230	8,216,649
Reinsurance Group of America, Inc.	169,166	8,470,142
Renasant Corp.	50,363	823,435
Resource America, Inc.	21,502	132,667
*Riverview Bancorp, Inc.	15,319	33,395
Rome Bancorp, Inc.	12,761	139,095
#*Royal Bancshares of Pennsylvania, Inc. Class A	33	55
Safety Insurance Group, Inc.	19,758	917,957
Sanders Morris Harris Group, Inc.	55,286	320,659
Sandy Spring Bancorp, Inc.	28,531	496,439
Savannah Bancorp, Inc. (The)	2,998	24,104
SeaBright Holdings, Inc.	50,290	420,927
*Seacoast Banking Corp. of Florida	390	488
Selective Insurance Group, Inc.	82,800	1,400,976
SI Financial Group, Inc.	6,062	38,615
Simmons First National Corp.	4,711	128,092
Somerset Hills Bancorp	4,317	36,694
*Southcoast Financial Corp.	100	345
*Southern Community Financial Corp.	29,890	48,721
*Southern First Bancshares, Inc.	915	6,062
Southern Missouri Bancorp, Inc.	41	650
#Southwest Bancorp, Inc.	31,985	316,652
State Auto Financial Corp.	66,871	1,047,200
StellarOne Corp.	24,967	319,078
#Stewart Information Services Corp.	12,271	132,772
*Stratus Properties, Inc.	3,069	27,191
Student Loan Corp.	1,100	32,802
*Sun Bancorp, Inc.	23,158	91,474
*SunTrust Banks, Inc.	594,272	14,868,685
#*Superior Bancorp	5,362	4,493
Susquehanna Bancshares, Inc.	124,870	986,473
*Taylor Capital Group, Inc.	6,643	80,115
Teche Holding Co.	600	19,500
*Tennessee Commerce Bancorp, Inc.	693	2,890
TF Financial Corp.	600	13,350
Timberland Bancorp, Inc.	2,600	9,906
#TowneBank	6,871	99,630
Transatlantic Holdings, Inc.	91,903	4,834,098
Travelers Cos., Inc. (The)	450,950	24,892,440
*Tree.com, Inc.	5,129	37,955
Umpqua Holdings Corp.	92,268	1,014,948
Unico American Corp.	1,900	18,031
Union First Market Bankshares Corp.	17,096	219,855
*United Community Banks, Inc.	38,189	74,850
United Financial Bancorp, Inc.	16,165	218,874
United Fire & Casualty Co.	41,412	829,482
*United PanAm Financial Corp.	10,652	49,532
*United Security Bancshares	351	1,720
Unitrin, Inc.	90,527	2,199,806
*Unity Bancorp, Inc.	3,306	19,505
*Unum Group	530,100	11,884,842
Validus Holdings, Ltd.	74,341	2,108,311
*Virginia Commerce Bancorp, Inc.	36,793	195,371
VIST Financial Corp.	271	1,873
Washington Banking Co.	1,403	17,664
Washington Federal, Inc.	57,626	866,119

52

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
*Waterstone Financial, Inc.	1,300	$4,862
Webster Financial Corp.	44,870	768,174
WesBanco, Inc.	34,885	579,440
Wesco Financial Corp.	12,304	4,471,274
*West Bancorporation, Inc.	18,338	120,481
*West Coast Bancorp	489	1,286
#*Western Alliance Bancorp.	28,882	174,447
White Mountains Insurance Group, Ltd.	18,187	5,805,290
White River Capital, Inc.	300	5,772
Whitney Holding Corp.	61,531	509,477
Wilshire Bancorp, Inc.	5,112	34,302
Wintrust Financial Corp.	8,110	242,813
WR Berkley Corp.	21,887	602,330
WSB Holdings, Inc.	100	238
*Yadkin Valley Financial Corp.	16,710	38,934
*Zions Bancorporation	175,880	3,633,681
*ZipRealty, Inc.	10,228	33,139

Total Financials		584,137,721

Health Care — (5.6%)
*Accelrys, Inc..	18,866	136,778
*Aetna, Inc.	503,313	15,028,926
*Affymetrix, Inc.	8,578	38,429
*Albany Molecular Research, Inc.	35,737	228,717
#*Alere, Inc.	74,130	2,190,541
*Allied Healthcare International, Inc.	65,062	184,125
*Allied Healthcare Products, Inc.	1,000	3,700
*American Dental Partners, Inc.	25,798	300,805
*Amsurg Corp.	28,998	524,284
Analogic Corp.	8,599	392,372
*AngioDynamics, Inc.	47,752	679,033
*Anika Therapeutics, Inc.	17,185	111,359
*ARCA Biopharma, Inc.	240	934
Arrhythmia Research Technology, Inc.	1,200	6,660
#*Assisted Living Concepts, Inc.	17,742	572,179
*BioClinica, Inc.	9,550	38,486
*BioScrip, Inc.	37,700	212,251
*BMP Sunstone Corp.	8,109	79,793
*Boston Scientific Corp.	1,019,920	6,507,090
#*Brookdale Senior Living, Inc.	16,954	318,396
*Cambrex Corp.	21,451	97,173
Cantel Medical Corp.	8,807	163,106
*Capital Senior Living Corp.	45,270	269,809
Cardinal Health, Inc.	121,309	4,208,209
*CareFusion Corp.	207,163	5,000,915
*Celera Corp.	91,861	523,608
*Community Health Systems, Inc.	105,314	3,167,845
*CONMED Corp.	43,239	951,690
Cooper Cos., Inc.	65,164	3,215,192
*Coventry Health Care, Inc.	141,956	3,324,610
*Cross Country Healthcare, Inc.	35,618	260,011
*Cutera, Inc.	22,757	164,533
Daxor Corp.	545	4,960
*Digirad Corp.	26,648	51,164
#*Dynacq Healthcare, Inc.	909	1,991
*Five Star Quality Care, Inc.	28,899	156,922
*Gentiva Health Services, Inc.	28,510	663,713
*Greatbatch, Inc.	29,721	646,432
*Health Net, Inc.	103,073	2,771,633
*HealthSpring, Inc.	86,917	2,537,107
*Healthways, Inc.	20,167	211,350

53

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Health Care — (Continued)
Hill-Rom Holdings, Inc.	30,037	$1,163,934
*Hologic, Inc.	305,036	4,886,677
*Humana, Inc.	236,814	13,803,888
*IntegraMed America, Inc.	3,874	32,929
Invacare Corp.	26,628	718,956
*Kendle International, Inc.	11,329	103,207
Kewaunee Scientific Corp.	1,631	18,251
*Kindred Healthcare, Inc.	43,118	591,579
*King Pharmaceuticals, Inc.	426,520	6,030,993
*LCA-Vision, Inc.	15,957	111,061
*LeMaitre Vascular, Inc.	5,200	33,800
*LifePoint Hospitals, Inc.	82,208	2,788,495
*Martek Biosciences Corp.	20,816	456,911
*Maxygen, Inc.	7,628	48,895
*MedCath Corp.	30,240	299,678
*Medical Action Industries, Inc.	31,829	315,744
#*MediciNova, Inc.	623	3,246
Medicis Pharmaceutical Corp. Class A	600	17,850
*MEDTOX Scientific, Inc.	12,527	146,942
*Misonix, Inc.	4,083	9,391
*Molina Healthcare, Inc.	12,070	312,854
*Nighthawk Radiology Holdings, Inc.	7,885	50,543
*NovaMed, Inc.	10,734	126,124
Omnicare, Inc.	197,388	4,760,999
*Osteotech, Inc.	24,810	161,017
*Palomar Medical Technologies, Inc.	2,988	31,613
*PDI, Inc.	20,276	177,821
*Prospect Medical Holdings, Inc.	15,011	126,693
#*Psychiatric Solutions, Inc.	47,848	1,612,478
*Regeneration Technologies, Inc.	30,600	75,582
*Res-Care, Inc.	40,983	542,205
#*Sirona Dental Systems, Inc.	64	2,410
*Skilled Healthcare Group, Inc.	29,820	111,825
*SRI/Surgical Express, Inc.	2,127	6,626
*Sun Healthcare Group, Inc.	26,710	254,012
*SunLink Health Systems, Inc.	1,750	3,202
*Symmetry Medical, Inc.	47,751	422,596
Teleflex, Inc.	37,423	2,086,332
*Theragenics Corp.	21,383	26,087
*Thermo Fisher Scientific, Inc.	499,520	25,685,318
*TomoTherapy, Inc.	29,955	114,428
*Triple-S Management Corp.	17,739	299,257
Universal American Corp.	85,628	1,376,898
#*Viropharma, Inc.	103,779	1,697,824
*Vital Images, Inc.	20,078	267,037
*WellCare Health Plans, Inc.	14,767	410,227
*WellPoint, Inc.	501,340	27,242,816
Young Innovations, Inc.	2,745	76,229

Total Health Care		155,590,311

Industrials — (13.4%)
*A.T. Cross Co.	18,431	129,017
*AAR Corp.	15,400	339,416
#Aceto Corp.	24,445	180,160
Aircastle, Ltd.	54,200	499,182
Alamo Group, Inc.	25,037	600,888
*Alaska Air Group, Inc.	59,445	3,138,696
Albany International Corp.	20,836	425,054
Alexander & Baldwin, Inc.	66,838	2,301,232
*Allied Defense Group, Inc.	10,969	29,616
*Allied Motion Technologies, Inc.	262	1,258

54

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
*Amerco, Inc.	30,877	$2,541,795
*American Railcar Industries, Inc.	21,641	333,488
*American Reprographics Co.	7,186	51,164
Ameron International Corp.	9,647	663,328
*AMREP Corp.	966	9,621
Apogee Enterprises, Inc.	25,200	264,348
Applied Industrial Technologies, Inc.	53,325	1,621,613
Arkansas Best Corp.	25,200	638,316
#*Armstrong World Industries, Inc.	91,332	3,813,111
*Atlas Air Worldwide Holdings, Inc.	37,246	1,946,476
Baldor Electric Co.	19,655	825,903
Barnes Group, Inc.	46,604	847,727
Barrett Business Services, Inc.	14,100	216,435
*BlueLinx Holdings, Inc.	26,407	83,182
Bowne & Co., Inc.	20,126	228,430
Briggs & Stratton Corp.	39,300	691,680
*BTU International, Inc.	1,600	11,488
*CAI International, Inc.	12,599	207,883
Cascade Corp.	10,500	371,595
*Casella Waste Systems, Inc.	3,836	18,911
CDI Corp.	45,330	649,579
*CECO Environmental Corp.	8,829	48,648
*Celadon Group, Inc.	28,818	373,769
*Ceradyne, Inc.	26,425	629,179
*Champion Industries, Inc.	686	761
*Chart Industries, Inc.	3,000	69,900
Chicago Rivet & Machine Co.	700	12,894
CIRCOR International, Inc.	7,534	264,293
*Columbus McKinnon Corp.	34,771	610,579
Comfort Systems USA, Inc.	2,600	29,770
CompX International, Inc.	700	8,134
*Consolidated Graphics, Inc.	23,312	1,085,174
Courier Corp.	7,144	105,731
*Covenant Transportation Group, Inc.	7,080	51,826
*CPI Aerostructures, Inc.	5,826	64,727
*CSX Corp.	562,627	34,573,429
Ducommun, Inc.	16,345	350,927
*Dycom Industries, Inc.	35,250	377,175
*Eagle Bulk Shipping, Inc.	19,733	101,230
#Eastern Co.	10,193	180,722
*Eaton Corp.	105,095	9,335,589
Ecology & Environment, Inc. Class A	900	12,132
Encore Wire Corp.	9,832	204,112
*EnerSys	51,339	1,353,296
Ennis, Inc.	48,483	874,633
*EnPro Industries, Inc.	2,531	88,939
Espey Manufacturing & Electronics Corp.	1,864	45,202
*Esterline Technologies Corp.	44,968	2,717,866
*ExpressJet Holdings, Inc.	10,860	73,088
Federal Signal Corp.	31,295	176,817
FedEx Corp.	164,882	14,463,449
*Flow International Corp.	23,633	62,391
*Franklin Covey Co.	7,294	61,124
*Frozen Food Express Industries	8,986	28,396
G & K Services, Inc. Class A	29,714	734,530
GATX Corp.	65,445	2,071,989
#*Genco Shipping & Trading, Ltd.	2,886	47,763
*Gencor Industries, Inc.	8,766	64,255
General Electric Co.	3,570,080	57,192,682
*GEO Group, Inc. (The)	11,440	293,436
#*Gibraltar Industries, Inc.	49,501	451,944

55

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
*GP Strategies Corp.	19,900	$172,732
Great Lakes Dredge & Dock Corp.	79,907	494,624
*Greenbrier Cos., Inc.	20,425	371,735
*Griffon Corp.	72,870	859,137
#*H&E Equipment Services, Inc.	66,829	649,578
Hardinge, Inc.	20,285	161,874
*Herley Industries, Inc.	5,800	96,338
#*Hertz Global Holdings, Inc.	389,227	4,406,050
#*Hoku Corp.	400	1,120
Horizon Lines, Inc.	64,300	277,133
*Hudson Highland Group, Inc.	27,252	95,927
*Hurco Cos., Inc.	8,210	151,064
*Identive Group, Inc.	18,612	41,319
Insteel Industries, Inc.	6,767	58,129
*Interline Brands, Inc.	74,162	1,489,915
International Shipholding Corp.	9,397	262,834
Intersections, Inc.	34,178	332,210
#*JetBlue Airways Corp.	324,893	2,267,753
*Kadant, Inc.	6,383	125,490
*Kansas City Southern.	61,464	2,693,352
KBR, Inc.	52,550	1,334,770
*Kelly Services, Inc. Class A	44,445	660,008
Kennametal, Inc.	16,600	566,724
*Key Technology, Inc.	3,199	47,985
Kimball International, Inc. Class B	25,521	155,168
*Korn/Ferry International	19,900	350,837
L.S. Starrett Co. Class A	4,097	47,771
*L-3 Communications Holdings, Inc.	98,670	7,122,987
*Ladish Co., Inc.	45,562	1,457,528
Lawson Products, Inc.	10,838	199,744
*Layne Christensen Co.	17,800	497,332
*LECG Corp.	20,503	17,633
*LGL Group, Inc.	400	10,384
*LMI Aerospace, Inc.	14,827	242,125
LSI Industries, Inc.	24,154	223,424
*Lydall, Inc.	14,201	105,513
*M&F Worldwide Corp.	25,779	692,940
Manpower, Inc.	33,874	1,853,924
Marten Transport, Ltd.	31,777	674,943
*Masco Corp.	21,520	229,403
McGrath Rentcorp	13,590	343,963
*Metalico, Inc.	74,246	322,228
*MFRI, Inc.	8,800	76,472
Miller Industries, Inc.	20,010	269,335
#*Mobile Mini, Inc.	54,461	949,255
*Moog, Inc.	34,415	1,294,004
Mueller Industries, Inc.	24,187	711,098
Mueller Water Products, Inc.	136,335	411,732
NACCO Industries, Inc. Class A	9,434	936,419
National Technical Systems, Inc.	15,600	123,552
*Norfolk Southern Corp.	545,229	33,526,131
*Northrop Grumman Corp.	328,338	20,754,245
#*Northwest Pipe Co.	12,085	227,440
*Ocean Power Technologies, Inc.	8,500	55,590
*On Assignment, Inc.	57,765	326,372
*Owens Corning, Inc.	152,823	4,132,334
*P.A.M. Transportation Services, Inc.	20,590	226,078
*Park-Ohio Holdings Corp.	5,316	84,471
Pentair, Inc.	21,830	714,496
*PGT, Inc.	500	1,050
*Pike Electric Corp.	17,263	130,508

56

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
*Pinnacle Airlines Corp.	13,732	$79,096
*Polypore International, Inc.	5,700	189,639
Portec Rail Products, Inc.	7,637	88,589
#*PowerSecure International, Inc.	17,790	167,404
Providence & Worcester Railroad Co.	1,200	15,624
*R. R. Donnelley & Sons Co.	68,112	1,256,666
*RCM Technologies, Inc.	19,013	96,016
#*Republic Airways Holdings, Inc.	48,800	453,352
Republic Services, Inc.	351,978	10,492,464
*Rush Enterprises, Inc. Class A	33,846	537,813
*Rush Enterprises, Inc. Class B	18,522	278,015
*Ryder System, Inc.	89,844	3,930,675
*Saia, Inc.	17,004	246,218
Schawk, Inc.	50,941	989,274
*School Specialty, Inc.	27,776	372,198
Seaboard Corp.	2,041	3,784,116
*SFN Group, Inc.	47,178	357,609
SIFCO Industries, Inc.	6,623	90,470
SkyWest, Inc.	92,800	1,406,848
*SL Industries, Inc.	300	4,557
*Southwest Airlines Co.	1,077,730	14,829,565
*Sparton Corp.	3,963	28,970
#SPX Corp.	4,924	330,203
Standex International Corp.	29,500	794,435
Steelcase, Inc. Class A	94,510	794,829
Superior Uniform Group, Inc.	8,978	94,628
*Supreme Industries, Inc.	1,365	3,140
*Sypris Solutions, Inc.	10,366	34,519
TAL International Group, Inc.	27,896	781,646
Technology Research Corp.	11,621	42,533
*Tecumseh Products Co. Class A	11,200	145,040
*Tecumseh Products Co. Class B	1,400	17,024
Textainer Group Holdings, Ltd.	200	5,196
Timken Co.	73,772	3,055,636
#Titan International, Inc.	25,647	389,065
*Titan Machinery, Inc.	13,585	264,092
Todd Shipyards Corp.	8,732	142,856
*TRC Cos., Inc.	29,513	71,421
Tredegar Industries, Inc.	40,177	775,014
*Trimas Corp.	6,336	100,299
Trinity Industries, Inc.	93,807	2,132,233
#Triumph Group, Inc.	36,256	3,030,639
*Tufco Technologies, Inc.	1,000	3,240
*Tutor Perini Corp.	40,371	937,011
Twin Disc, Inc.	10,658	216,997
*U.S. Home Systems, Inc.	4,314	13,330
UniFirst Corp.	14,500	667,435
*Union Pacific Corp.	660,982	57,954,902
*United Capital Corp.	300	8,112
*United Rentals, Inc.	22,200	417,138
#Universal Forest Products, Inc.	31,800	958,452
*URS Corp.	86,998	3,386,832
*USA Truck, Inc.	15,305	209,985
*Valpey Fisher Corp.	1,464	4,538
*Versar, Inc.	6,026	19,283
Viad Corp.	27,199	542,892
Virco Manufacturing Corp.	12,601	36,921
*Vishay Precision Group, Inc.	9,257	157,369
*Volt Information Sciences, Inc.	41,779	337,574
#Watts Water Technologies, Inc.	53,615	1,885,640
*WCA Waste Corp.	29,254	145,100

57

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
*WESCO International, Inc.	39,596	$1,695,501
*Willdan Group, Inc.	1,000	3,380
*Willis Lease Finance Corp.	7,300	89,571

Total Industrials		372,480,152

Information Technology — (5.3%)
*Actel Corp.	5,994	125,035
*ActivIdentity Corp.	63,497	205,095
Activision Blizzard, Inc.	982,162	11,265,398
*Adept Technology, Inc.	700	4,438
*ADPT Corp.	126,570	379,710
*Advanced Analogic Technologies, Inc.	22,228	83,577
*Agilysys, Inc.	21,014	126,084
*Amtech Systems, Inc.	10,600	177,444
*Anadigics, Inc.	400	2,708
*AOL, Inc.	51,712	1,379,676
*Arris Group, Inc.	108,150	1,006,876
*Arrow Electronics, Inc.	182,170	5,394,054
Astro-Med, Inc.	2,897	20,366
#*ATMI, Inc.	3,100	54,777
*Aviat Networks, Inc.	45,592	207,444
*Avid Technology, Inc.	47,121	594,667
AVX Corp.	284,361	4,077,737
*Aware, Inc.	22,140	62,878
*AXT, Inc.	30,000	247,500
Bel Fuse, Inc. Class A	4,174	97,672
Bel Fuse, Inc. Class B	20,997	478,942
*Benchmark Electronics, Inc.	93,903	1,542,826
Black Box Corp.	27,128	900,650
*Brooks Automation, Inc.	34,786	236,197
*Bsquare Corp.	5,200	19,500
*Cascade Microtech, Inc.	24,071	86,656
*Checkpoint Systems, Inc.	39,900	877,800
*Ciber, Inc.	42,600	156,342
Cohu, Inc.	41,402	594,119
*Comarco, Inc.	9,299	19,528
Communications Systems, Inc.	12,753	151,251
*Computer Sciences Corp.	225,553	11,063,375
*Concurrent Computer Corp.	13,740	87,799
*Convergys Corp.	197,364	2,234,160
*CoreLogic, Inc.	96,545	1,696,296
*CPI International, Inc.	19,865	280,494
*CSP, Inc.	2,414	11,056
CTS Corp.	28,690	291,203
*CyberOptics Corp.	9,134	69,418
*Datalink Corp.	5,600	23,632
*Dataram Corp.	11,134	27,167
DDi Corp.	30,020	308,606
*Digi International, Inc.	35,811	345,934
*DSP Group, Inc.	54,868	392,855
*Dynamics Research Corp.	16,586	187,422
*Edgewater Technology, Inc.	13,603	39,993
Electro Rent Corp.	44,177	656,470
#*Electro Scientific Industries, Inc.	38,559	448,056
*Electronics for Imaging, Inc.	73,756	1,009,720
*EMS Technologies, Inc.	10,708	191,031
#*Emulex Corp.	8,000	91,200
*EndWave Corp.	15,115	35,823
*Epicor Software Corp.	75,794	712,464
*ePlus, Inc.	6,954	146,243
*Euronet Worldwide, Inc.	19,297	348,504

58

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Information Technology — (Continued)
*Exar Corp.	44,300	$294,595
*Fairchild Semiconductor International, Inc.	144,238	1,625,562
*Frequency Electronics, Inc.	16,953	101,718
*Gerber Scientific, Inc.	50,097	335,149
*Globecomm Systems, Inc.	41,466	371,121
*GSI Technology, Inc.	29,771	206,908
*GTSI Corp.	8,203	37,652
*Hackett Group, Inc.	54,740	213,486
*Henry Bros. Electronics, Inc.	8,085	56,110
*Hutchinson Technology, Inc.	24,300	82,863
*Hypercom Corp.	35,833	213,565
*I.D. Systems, Inc.	13,298	29,920
*IAC/InterActiveCorp.	178,991	4,993,849
*Ikanos Communications, Inc.	3,682	4,197
*Imation Corp.	43,641	425,063
*InfoSpace, Inc.	65,156	549,917
*Ingram Micro, Inc.	277,679	4,903,811
*Insight Enterprises, Inc.	23,362	353,233
#*Integrated Silicon Solution, Inc.	34,977	262,677
*Internap Network Services Corp.	37,646	188,230
*International Rectifier Corp.	80,500	1,870,015
*Internet Brands, Inc.	39,954	528,991
*Internet Capital Group, Inc.	51,999	649,468
*Interphase Corp.	4,460	6,735
*Intevac, Inc.	12,540	126,654
*IntriCon Corp.	2,835	12,190
*INX, Inc.	500	2,770
*IXYS Corp.	13,922	142,561
Keithley Instruments, Inc.	3,742	80,752
*KEY Tronic Corp.	15,546	99,494
Keynote Systems, Inc.	18,330	223,443
*KVH Industries, Inc.	1,841	25,848
#*L-1 Identity Solutions, Inc.	111,378	1,313,147
*Lattice Semiconductor Corp.	131,578	639,469
*LoJack Corp.	2,101	10,274
*LookSmart, Ltd.	27,679	60,063
#*Loral Space & Communications, Inc.	30,476	1,695,380
Marchex, Inc.	38,553	247,510
*Measurement Specialties, Inc.	6,983	156,000
*Mentor Graphics Corp.	36,684	396,187
*Mercury Computer Systems, Inc.	4,566	72,325
Methode Electronics, Inc.	48,539	450,927
#*Micron Technology, Inc.	557,108	4,607,283
*Microtune, Inc.	18,577	53,688
*MKS Instruments, Inc.	61,200	1,263,780
*ModusLink Global Solutions, Inc.	68,955	457,172
*MoSys, Inc.	15,138	71,603
*Motorola, Inc.	1,624,811	13,242,210
*Nanometrics, Inc.	11,564	155,767
*Newport Corp.	8,439	122,619
*Nu Horizons Electronics Corp.	18,632	129,679
O.I. Corp.	400	4,996
*Occam Networks, Inc.	12,298	90,636
#*OmniVision Technologies, Inc.	36,897	1,001,016
*Oplink Communications, Inc.	23,684	413,996
*Opnext, Inc.	21,152	31,940
*Optelecom-NKF, Inc.	4,229	5,751
*Optical Cable Corp.	9,195	29,608
*Orbcomm, Inc.	17,126	40,075
*PAR Technology Corp.	23,205	145,031
*PC Connection, Inc.	47,339	398,594

59

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Information Technology — (Continued)
*PC Mall, Inc.	10,070	$62,635
*PC-Tel, Inc.	46,980	278,122
*PDF Solutions, Inc.	544	2,203
*Perceptron, Inc.	4,904	25,697
*Performance Technologies, Inc.	25,851	52,219
*Pericom Semiconductor Corp.	38,062	358,544
*Pervasive Software, Inc.	35,664	181,173
*Presstek, Inc.	7,000	12,950
●*Price Communications Liquidation Trust	47,738	—
Qualstar Corp.	12,400	20,088
*RadiSys Corp.	12,577	122,877
*RealNetworks, Inc.	165,056	495,168
*Reis, Inc.	15,919	109,841
Richardson Electronics, Ltd.	25,902	280,260
*Rofin-Sinar Technologies, Inc.	10,100	282,093
#*Rudolph Technologies, Inc.	45,105	334,679
*Sandisk Corp.	197,936	7,438,435
*SeaChange International, Inc.	30,686	246,715
Servidyne, Inc.	7,283	17,989
#*Sigma Designs, Inc.	6,772	77,269
*Silicon Image, Inc.	29,804	183,295
#*Skyworks Solutions, Inc.	33,004	756,122
*Smart Modular Technologies (WWH), Inc.	46,800	345,852
*Spectrum Control, Inc.	19,047	290,657
#*Standard Microsystems Corp.	20,851	503,343
*StarTek, Inc.	31,181	127,218
*Support.com, Inc.	58,408	331,173
Sycamore Networks, Inc.	47,495	1,448,123
*Symmetricom, Inc.	90,588	564,363
*SYNNEX Corp.	60,100	1,745,304
*Tech Data Corp.	85,452	3,673,581
*TechTarget, Inc.	19,428	101,803
*TechTeam Global, Inc.	19,182	140,220
*Tellabs, Inc.	223,051	1,521,208
*Telular Corp.	24,670	91,279
Tessco Technologies, Inc.	12,917	195,047
TheStreet.com, Inc.	36,282	111,023
*Tier Technologies, Inc.	3,839	21,921
*Tollgrade Communications, Inc.	19,226	152,847
*Triquint Semiconductor, Inc.	57,628	593,568
*TSR, Inc.	1,300	2,990
*TTM Technologies, Inc.	66,931	701,437
United Online, Inc.	51,420	317,776
*UTStarcom, Inc.	154,209	311,502
*Vicon Industries, Inc.	5,787	24,190
*Video Display Corp.	600	2,466
*Virtusa Corp.	39,100	557,566
*Vishay Intertechnology, Inc.	236,119	2,668,145
*Web.com Group, Inc.	26,373	163,513
*WPCS International, Inc.	9,161	30,323
Xerox Corp.	1,791,473	20,960,234
*Zoran Corp.	82,007	580,610
*Zygo Corp.	24,384	260,909

Total Information Technology		147,479,706

Materials — (3.3%)
A. Schulman, Inc.	25,754	558,862
*A.M. Castle & Co.	38,646	595,148
*Alcoa, Inc.	1,145,369	15,038,695
*American Pacific Corp.	7,647	46,035
Ashland, Inc.	112,560	5,811,473

60

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Materials — (Continued)
*Boise, Inc.	62,904	$456,054
*Brush Engineered Materials, Inc.	17,890	593,053
Buckeye Technologies, Inc.	37,822	682,687
Cabot Corp.	70,706	2,405,418
*Coeur d’Alene Mines Corp.	133,765	2,756,897
Commercial Metals Co.	51,008	707,991
*Continental Materials Corp.	100	1,784
*Core Molding Technologies, Inc.	2,488	11,918
Cytec Industries, Inc.	64,700	3,203,944
Dow Chemical Co. (The)	515,627	15,896,780
Friedman Industries, Inc.	17,453	118,157
*Graphic Packaging Holding Co.	95,669	350,149
Haynes International, Inc.	4,779	173,287
*Headwaters, Inc.	67,190	228,446
#*Hecla Mining Co.	9,000	62,010
*Horsehead Holding Corp.	43,538	475,870
Innophos Holdings, Inc.	18,600	682,992
*Innospec, Inc.	2,400	40,632
*International Paper Co.	493,615	12,478,587
Kaiser Aluminum Corp.	27,181	1,222,873
*KapStone Paper & Packaging Corp.	38,340	490,752
KMG Chemicals, Inc.	284	3,973
*Kronos Worldwide, Inc.	3,219	130,209
*Louisiana-Pacific Corp.	153,257	1,186,209
*MeadWestavco Corp.	188,451	4,848,844
Minerals Technologies, Inc.	4,300	252,281
*Mod-Pac Corp.	1,501	7,460
Myers Industries, Inc.	65,520	578,542
Neenah Paper, Inc.	13,947	214,086
NL Industries, Inc.	51,662	593,596
*Northern Technologies International Corp.	3,035	44,068
Olympic Steel, Inc.	5,500	123,310
#*OM Group, Inc.	42,299	1,407,288
P.H. Glatfelter Co.	50,000	622,000
*Penford Corp.	34,718	206,225
*PolyOne Corp.	117,993	1,524,470
Quaker Chemical Corp.	2,300	83,766
Reliance Steel & Aluminum Co.	94,901	3,971,607
RMX Holdings, Inc.	2,439	1,305
*Rock of Ages Corp.	1,200	6,288
*RTI International Metals, Inc.	50,032	1,555,995
Schnitzer Steel Industries, Inc. Class A.	15,822	817,839
Schweitzer-Maudoit International, Inc.	8,100	519,858
*Spartech Corp.	32,120	271,735
#*Stillwater Mining Co.	2,109	37,540
Synalloy Corp.	5,144	48,199
#Temple-Inland, Inc.	122,582	2,539,899
Texas Industries, Inc.	46,594	1,592,117
*Titanium Metals Corp.	7,100	139,586
*Universal Stainless & Alloy Products, Inc.	8,188	236,961
Westlake Chemical Corp.	105,000	3,355,800
#Worthington Industries, Inc.	60,435	930,699
*Zoltek Cos., Inc.	34,022	326,611

Total Materials		93,268,860

Other — (0.0%)
● *Concord Camera Corp. Escrow Shares	—	—
●*ePresence, Inc. Escrow Shares	6,400	—
●*MAIR Holdings, Inc. Escrow Shares	1,415	—
●#*Pelican Financial, Inc. Escrow Shares	300	—

61

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Other — (Continued)
●*Petrocorp, Inc. Escrow Shares	900	$54

Total Other		54

Telecommunication Services — (5.0%)
*Arbinet Corp.	800	5,360
*AT&T, Inc.	4,065,906	115,878,321
*General Communications, Inc. Class A	47,997	501,569
*Sprint Nextel Corp.	3,820,377	15,739,953
*SureWest Communications.	12,484	99,872
Telephone & Data Systems, Inc.	80,200	2,793,366
Telephone & Data Systems, Inc. Special Shares.	67,452	2,012,093
*United States Cellular Corp.	33,568	1,559,569
*Xeta Corp.	18,366	66,852

Total Telecommunication Services		138,656,955

Utilities — (1.3%)
*AES Corp.	427,199	5,100,756
*Calpine Corp.	434,531	5,431,637
Maine & Maritimes Corp.	1,600	71,600
#*Mirant Corp.	172,860	1,834,045
*Public Service Enterprise Group, Inc.	655,441	21,203,516
Questar Corp.	95,191	1,615,391
*RRI Energy, Inc.	215,926	811,882
Unitil Corp.	8,487	184,338

Total Utilities		36,253,165

TOTAL COMMON STOCKS		2,658,032,330

RIGHTS/WARRANTS — (0.0%)
●*Lantronix, Inc. Warrants	33	—

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	9,057,730	9,057,730

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (4.2%)
§@DFA Short Term Investment Fund	115,534,176	115,534,176
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $541,436 FNMA 3.500%, 10/01/20, valued at $566,452) to be repurchased at $549,963	$550	549,952

TOTAL SECURITIES LENDING COLLATERAL		116,084,128

TOTAL INVESTMENTS — (100.0%)
(Cost $2,486,204,226)		$2,783,174,188

62

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Dimensional Investment Group Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of U.S. Large Company Portfolio (constituting a portfolio within The Dimensional Investment Group Inc., hereafter referred to as the “Fund”) as of October 31, 2010, and for the year then ended and have issued our unqualified report thereon dated December 22, 2010 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of October 31, 2010 appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this Portfolio based on our audit. In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The DFA Investment Trust Company:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The U.S. Large Cap Value Series, The DFA International Value Series, The Emerging Markets Series and The Tax-Managed U.S. Marketwide Value Series (constituting series within The DFA Investment Trust Company, hereafter referred to as the “Series”) as of October 31, 2010, and for the year then ended and have issued our unqualified report thereon dated December 22, 2010 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included an audit of the Series’ investment portfolios (the “Portfolios”) as of October 31, 2010 appearing in Item 6 of this Form N-CSR. These Portfolios are the responsibility of the Series’ management. Our responsibility is to express an opinion on these Portfolios based on our audits. In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Series referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Report, the Registrant’s Principal Executive Officer and Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s officers that are making certifications in the

Report, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the Principal Executive Officer and the Principal Financial Officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	This item is not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dimensional Investment Group Inc.

By:	/s/ David G. Booth
David G. Booth Chairman, Director, President and Co-Chief Executive Officer

Date: January 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David G. Booth
David G. Booth Principal Executive Officer Dimensional Investment Group Inc.

Date: January 5, 2011

By:	/s/ David R. Martin
David R. Martin Principal Financial Officer Dimensional Investment Group Inc.

Date: January 4, 2011